UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No         )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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XERIS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XERIS PHARMACEUTICALS, INC.

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

To our Stockholders:

You are cordially invited to attend a special meeting of the stockholders of Xeris Pharmaceuticals, Inc. (“Xeris”) to be held on September 14, 2021 at 8:00 a.m. Central Time. The special meeting will be held in a virtual-only meeting format. Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on July 21, 2021, the record date, may attend and participate in the special meeting, including voting and asking questions during the special meeting. You will not be able to attend the special meeting physically in person. In order to attend the special meeting, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access, and to vote and submit questions during, the special meeting. Details regarding how to attend and vote at the special meeting are more fully described in the accompanying proxy statement and your proxy card.

As previously announced, on May 24, 2021, Xeris entered into a transaction agreement (the “Transaction Agreement”) with Strongbridge Biopharma plc (“Strongbridge”), Xeris Biopharma Holdings, Inc. (“HoldCo”), and Wells MergerSub, Inc. (“MergerSub”). Under the terms of the Transaction Agreement, HoldCo will acquire the entire issued and to be issued ordinary share capital of Strongbridge (the “Acquisition”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”) and a capital reduction under Sections 84 to 86 of the Act (collectively, the “Scheme”). As a result of the Scheme, Strongbridge will become a wholly owned subsidiary of HoldCo.

As consideration for the Acquisition, Strongbridge shareholders will be entitled to receive at the effective time of the Scheme (i) 0.7840 of a newly issued share of HoldCo common stock (“HoldCo common stock”) and (ii) one non-tradeable contingent value right (“CVR”), in exchange for each Strongbridge ordinary share held by such Strongbridge shareholders. Each CVR will represent a contractual right to receive future conditional payments worth up to an aggregate amount of $1.00, settleable in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion, upon the achievement of certain regulatory and sales milestones relating to Strongbridge’s products, Keveyis and Recorlev. The minimum payment on the CVR is zero and the maximum payment is $1.00.

Immediately following and conditioned on the concurrent consummation of the Acquisition, MergerSub, a Delaware corporation and wholly owned subsidiary of HoldCo, will merge with and into Xeris, with Xeris continuing as the surviving corporation and wholly owned subsidiary of HoldCo (the “Merger”, and together with the Acquisition, the “Transaction”). At the effective time of the Merger, all existing shares of Xeris common stock (“Xeris common stock”) will be cancelled and will automatically be converted into the right to receive HoldCo common stock on a one-for-one basis.

Upon completion of the Transaction, based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of July 27, 2021, the former stockholders of Xeris are expected to own approximately 60%, and the former shareholders of Strongbridge are expected to own approximately 40%, of the outstanding HoldCo common stock. The HoldCo common stock is expected to trade on the Nasdaq Global Select Market (the “Nasdaq”) under the ticker “XERS”. Based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of the applicable record dates, the total amount of HoldCo common stock that is expected to be issued in connection with the Transaction is approximately 125,329,065.

We urge all Xeris stockholders to read the accompanying joint proxy statement/prospectus, including the Annexes and the documents incorporated by reference therein, carefully and in their entirety. In particular, we urge you to read carefully “Risk Factors” beginning on page 30 of the accompanying joint proxy statement/prospectus.

Xeris is holding a special meeting of stockholders to seek your approval to adopt the Transaction Agreement and approve the Transaction.

Your proxy is being solicited by the board of directors of Xeris (the “Xeris Board”). After careful consideration, the Xeris Board, excluding Dr. Jeffrey W. Sherman, a director on the boards of directors of both Xeris and Strongbridge who recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction (such Xeris Board without Dr. Sherman, the “Independent Xeris Directors”), have unanimously approved the Transaction Agreement and determined that the entry into the Transaction Agreement and the Transaction are fair and in the best interest of Xeris and its stockholders. The Independent Xeris Directors recommend that you vote “FOR” the proposals to adopt the Transaction Agreement and approve the Transaction and “FOR” the other proposals described in the accompanying joint proxy statement/prospectus.

In considering the recommendation of the Independent Xeris Directors, you should be aware that directors and executive officers of Xeris have interests in the proposed transaction that are in addition to, or different from, any interests they might have as stockholders. See “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction” in the accompanying joint proxy statement/prospectus. Your vote is very important. Please vote as soon as possible whether or not you plan to attend the special meeting by following the instructions in the accompanying joint proxy statement/prospectus.

To be admitted to the special meeting and vote your shares of common stock, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including unique links to access the special meeting and to vote and submit questions in advance of the special meeting. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form, as applicable. If you are a beneficial owner of shares of common stock registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Please see the “Questions and Answers About the Transaction and the Special Meetings” section of the accompanying joint proxy statement/prospectus for more details regarding the logistics of the special meeting, including the ability of Xeris stockholders to submit questions during the special meeting and technical details and support related to accessing the virtual platform.

On behalf of the Xeris board of directors, thank you for your consideration and continued support.

Very truly yours,

Paul R. Edick
Chairman and Chief Executive Officer
Xeris Pharmaceuticals, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Transaction or determined if the accompanying joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

For the avoidance of doubt, the accompanying joint proxy statement/prospectus is not intended to be and is not a prospectus within the meaning of section 1348 of the Act, the Prospectus Regulation (EU) 2017/1129 of 14 June 2017 (as amended), the European Union (Prospectus) Regulations 2019 of Ireland (S.I. No. 380/2019), or the Central Bank (Investment Market Conduct) Rules (S.I. No. 366 of 2019). This document has not been approved or reviewed by or registered with the Central Bank of Ireland.

The accompanying joint proxy statement/prospectus is dated July 29, 2021, and is first being mailed to stockholders of Xeris on or about July 30, 2021.

ADDITIONAL INFORMATION

If you have questions about the Transaction or the special meeting, or if you need to obtain copies of the accompanying joint proxy statement/prospectus, proxy card or any documents incorporated by reference in the joint proxy statement/prospectus, you may contact the contact listed below. You will not be charged for any of the documents you request.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 750-9499

Banks and Brokers may call collect: (212) 750-5833

If you would like to request documents, please do so by 5:00 p.m. Central Time on September 3, 2021, in order to receive them before the special meeting.

The accompanying joint proxy statement/prospectus incorporates by reference important business and financial information about Xeris from documents that are not included in or delivered with the joint proxy statement/prospectus. For a more detailed description of the information incorporated by reference in the accompanying joint proxy statement/prospectus and how you may obtain it, see “Where You Can Find More Information” beginning on page 205 of the accompanying joint proxy statement/prospectus.

XERIS PHARMACEUTICALS, INC.

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time:	8:00 a.m. Central Time

Date:	September 14, 2021

Place:	The special meeting will be held in a virtual-only meeting format. Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on July 21, 2021, the record date, may attend and participate in the special meeting, including voting and asking questions during the special meeting. You will not be able to attend the special meeting physically in person. In order to attend the special meeting, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time using the control number provided on the proxy card. As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares of common stock registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Please see the “Questions and Answers About the Transaction and the Special Meetings” section beginning on page 1 of the accompanying joint proxy statement/prospectus for more details regarding the logistics of the special meeting, including the ability of stockholders to submit questions during the special meeting and technical details and support related to accessing the virtual platform.

Purpose:

(1) To adopt the Transaction Agreement, dated as of May 24, 2021, among Xeris Pharmaceuticals Inc. (“Xeris”), Strongbridge Biopharma plc (“Strongbridge”), Xeris Biopharma Holdings, Inc. (“HoldCo”), and Wells MergerSub, Inc. (“MergerSub”) (the “Transaction Agreement”);

(2) To approve, immediately after and conditioned on the consummation of the acquisition contemplated by the Transaction Agreement (the “Acquisition”), the merger of MergerSub with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation and a wholly owned subsidiary of HoldCo (the “Merger”, and together with the Acquisition, the “Transaction”); and

(3) To approve adjournments or postponements of the special meeting to another time or place if necessary or appropriate in order (i) to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Transaction Agreement and approve the Merger, (ii) to provide to Xeris stockholders in advance of the special meeting any supplement or amendment to the joint proxy statement/prospectus, or (iii) to disseminate any other information which is material to the Xeris stockholders voting at the special meeting.

The enclosed joint proxy statement/prospectus describes the purpose and business of the special meeting, contains a detailed description of the Merger and the Transaction Agreement and includes a copy of the Transaction Agreement as Annex A and the conditions of the acquisition of Strongbridge and the related scheme of arrangement as Annex B. Please read these documents carefully before deciding how to vote.

Record Date:	The record date for the special meeting has been fixed as the close of business (Eastern Time in the U.S.) on July 21, 2021. Xeris stockholders of record at that time are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

More information about the transaction and the proposals is contained in the accompanying joint proxy statement/prospectus. We urge all Xeris stockholders to read the accompanying joint proxy statement/prospectus, including the Annexes and the documents incorporated by reference therein, carefully and in their entirety. In particular, we urge you to read carefully “Risk Factors” beginning on page 30 of the accompanying joint proxy statement/prospectus.

The board of directors of Xeris, excluding Dr. Jeffrey W. Sherman, a director on the boards of directors of both Xeris and Strongbridge who recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction, recommend that Xeris stockholders vote “FOR” the proposal to adopt the Transaction Agreement, “FOR” the proposal to approve the Merger and “FOR” the Xeris adjournment proposal.

By order of the Xeris Board

Paul R. Edick

Chairman and Chief Executive Officer

July 29, 2021

YOUR VOTE IS IMPORTANT

If you are a record holder, you may vote your shares of Xeris common stock by using a toll-free telephone number or electronically over the internet as described on the enclosed proxy card. We encourage you to file your proxy using either of these options if they are available to you. Alternatively, you may mark, sign, date and mail your proxy card in the postage-paid envelope provided. If you hold your shares of Xeris common stock through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares. The method by which you vote does not limit your right to vote virtually at the special meeting. We strongly encourage you to vote.

i

PART 2—EXPLANATORY STATEMENT	208

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE SPECIAL MEETINGS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Transaction, the Xeris Special Meeting and the Strongbridge Special Meetings. These questions and answers only highlight some of the information contained in this joint proxy statement/prospectus. They may not contain all the information that is important to you. You should read carefully this entire joint proxy statement/prospectus, including the Annexes and the documents incorporated by reference into this joint proxy statement/prospectus, to understand fully the proposed Transaction and the voting procedures for the Xeris Special Meeting and the Strongbridge Special Meetings. See “Where You Can Find More Information” beginning on page 205. If you are in any doubt about this Transaction you should consult an independent financial advisor who, if you are taking advice in Ireland, is authorized or exempted by the Investment Intermediaries Act 1995 (as amended), or the European Union (Markets in Financial Instruments) Regulations 2017 (S.I. No. 375 of 2017).

Information for Xeris Stockholders and Strongbridge Shareholders

Q:	Why am I receiving this joint proxy statement/prospectus?

A:

Xeris, Strongbridge, HoldCo and MergerSub have entered into the Transaction Agreement, pursuant to which HoldCo will acquire Strongbridge by means of a “Scheme of Arrangement,” or “Scheme,” to be undertaken by Strongbridge under Chapter 1 of Part 9 of the Act and, immediately following and conditioned on the consummation of the Acquisition, MergerSub will be merged with and into Xeris, with Xeris surviving the Merger. As a result of the Transaction, both Xeris and Strongbridge will become wholly owned subsidiaries of HoldCo.

Xeris is holding the Xeris Special Meeting in order to obtain stockholder approval to adopt the Transaction Agreement and approve the Merger, as described in this joint proxy statement/prospectus.

Strongbridge will request the Irish High Court to convene the Court Meeting in order to obtain shareholder approval of the Scheme of Arrangement. As soon as possible after the conclusion or adjournment of the Court Meeting, Strongbridge will convene the EGM in order to obtain shareholder approval of the resolutions necessary to implement the Scheme of Arrangement and related resolutions.

Strongbridge and Xeris will be unable to complete the Merger and the Acquisition unless the requisite Xeris stockholder and Strongbridge shareholder approvals described above are obtained at the respective special meetings.

We have included in this joint proxy statement/prospectus important information about the Merger, the Acquisition, the Transaction Agreement (a copy of which is attached as Annex A), the Conditions Appendix (a copy of which is attached as Annex B), the Expenses Reimbursement Agreement (a copy of which is attached as Annex C), the form of CVR Agreement (a copy of which is attached as Annex D), the Xeris Special Meeting and the Strongbridge Special Meetings. You should read this information carefully and in its entirety. If you are a record holder, the enclosed voting materials allow you to vote your shares without attending the applicable special meeting by granting a proxy or voting your shares by mail, telephone or over the internet. If you hold your shares through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares.

Q:	Why are Xeris and Strongbridge proposing the Transaction?

A:

The Independent Xeris Directors and the Independent Strongbridge Directors believe that the Transaction will benefit Xeris stockholders and Strongbridge shareholders, respectively, by creating an innovative leader in endocrinology and rare diseases. To review the reasons for the Transaction in greater detail, see the sections entitled “The Transaction— Recommendation of the Independent Xeris Directors and Xeris’ Reasons for the Transaction” and “The Transaction— Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction” beginning on pages 68 and 72 of this joint proxy statement/prospectus, respectively.

Q:	When and where will the Xeris and Strongbridge special meetings be held?

A:

The Xeris Special Meeting will be held on September 14, 2021, at 8:00 a.m. Central Time. The Xeris Special Meeting will be a virtual meeting due to the public health impact of the COVID-19 pandemic. Xeris stockholders will be able to virtually attend and participate in the Xeris Special Meeting online, where Xeris stockholders will be able to listen to the Xeris Special Meeting live, vote electronically and submit questions. Xeris stockholders will not be able to attend the Xeris Special Meeting in person.

A:

The Court Meeting will be convened at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America, on September 8, 2021, at 12:00 p.m., local time (5:00 p.m. Irish Time). The EGM will be convened at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America, on September 8, 2021, at 12:30 p.m., local time (5:30 p.m. Irish Time) or, if later, as soon as possible after the conclusion of the Court Meeting. Strongbridge shareholders in Ireland, or their proxies, may participate in the Strongbridge Special Meetings by audio link at the offices of Arthur Cox LLP, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

Q:	Why is the Xeris Special Meeting virtual-only?

A:

Due to the ongoing public health impact of the COVID-19 pandemic and in the best interests of public health and the health and safety of the Xeris Board, employees and stockholders, Xeris is holding a virtual-only special meeting. Xeris stockholders will be able to attend the Xeris Special Meeting online by registering in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time. Xeris stockholders of record and beneficial owners as of the close of business on July 21, 2021, the Xeris record date, will have the ability to submit questions and vote electronically at the Xeris Special Meeting via the virtual-only meeting platform.

Q:	What will the Xeris stockholders receive as consideration in the Transaction?

A:

Upon the Merger Effective Time, each share of Xeris common stock will be assumed by HoldCo and converted into the right to receive one share of HoldCo common stock and any cash in lieu of fractional shares. The one-for-one exchange ratio is fixed, and, as a result, the number of shares of HoldCo common stock received by the Xeris stockholders in the Transaction will not fluctuate up or down based on the market price of the shares of Xeris common stock or the Strongbridge ordinary shares prior to the Transaction. It is expected that the shares of HoldCo common stock will be listed on the Nasdaq under the ticker “XERS”. Following the consummation of the Transaction, the shares of Xeris common stock will be delisted from the Nasdaq.

HoldCo will not issue any fractions of shares of HoldCo common stock to Xeris stockholders in the Transaction and instead, all fractional entitlements that would otherwise have been due to Xeris stockholders will be aggregated and sold in the market by the exchange agent, with the net proceeds of any sale distributed pro rata to the Xeris stockholders in accordance with the fractional entitlements to which they would otherwise have been entitled.

Q:	What will the Strongbridge shareholders receive as consideration in the Transaction?

A:

In exchange for each ordinary share of Strongbridge which they hold, Strongbridge shareholders will be entitled to receive: (a) 0.7840 of a newly issued share of HoldCo common stock, par value of $0.0001 (or cash in lieu of any fraction); and (b) one non-tradeable CVR, worth up to a maximum of $1.00 per Strongbridge ordinary share, settleable in cash or additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion. If any payment pursuant to a CVR is settled in HoldCo common stock, the number of HoldCo common stock payable thereunder will be calculated based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the effective date of the Scheme, as more fully described in the section entitled “Contingent Value Rights Agreement” beginning on page 159. As a result of the Scheme, Strongbridge will become a wholly owned subsidiary of HoldCo. The exchange ratio is fixed, and, as a result, the number of shares of HoldCo common stock received by the Strongbridge shareholders in the Transaction, excluding any HoldCo common stock received pursuant to the CVR, will not fluctuate up or down based on the market price of the Xeris common stock or the Strongbridge ordinary shares prior to the completion of the Transaction.

It is expected that the HoldCo common stock will be listed on the Nasdaq under the ticker “XERS”. Following the consummation of the Transaction, Strongbridge ordinary shares will be delisted from the Nasdaq.

HoldCo will not issue any fractions of shares of HoldCo common stock to Strongbridge shareholders in the Transaction and instead, all fractional entitlements that would otherwise have been due to Strongbridge shareholders will be aggregated and sold in the market by the exchange agent, with the net proceeds of any sale distributed pro rata to the Strongbridge shareholders in accordance with the fractional entitlements to which they would otherwise have been entitled.

Q:	What are CVRs?

A:

The CVRs are non-tradeable contingent value rights to be issued by HoldCo as part of the Scheme Consideration to Strongbridge Shareholders and holders of Strongbridge Rollover Options or Strongbridge Warrants, if applicable, who exercise their Strongbridge Rollover Options or Strongbridge Warrants, if applicable, on or before the applicable Milestone Payment Date (as defined in the CVR Agreement). Each CVR will entitle its holder to receive the following payments, settleable in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion, if the described milestones are achieved:

1. $0.25 per CVR upon the earlier of: (i) any patent with respect to the Keveyis Product (as defined in the CVR Agreement) being listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (the Orange Book) on or before December 31, 2023 (the “Keveyis Patent Milestone”), and (ii) HoldCo achieving at least $40,000,000 in net sales of the Keveyis Product in the period beginning on January 1, 2023 and ending on December 31, 2023;

2. $0.25 per CVR upon the first achievement of at least $40,000,000 of net sales of the Recorlev Product (as defined in the CVR Agreement) in the period between January 1, 2023 through December 31, 2023 (the “Recorlev 2023 Commercial Milestone”); and

3. $0.50 per CVR upon the first achievement of at least $80,000,000 of net sales of the Recorlev Product in the period between January 1, 2024 through December 31, 2024 (the “Recorlev 2024 Commercial Milestone”).

Milestone Payments will be paid within 15 Business Days following the achievement of the Keveyis Patent Milestone (or within 15 Business Days following the Scheme Effective Date if achieved prior to the Scheme Effective Date) and within 15 Business Days following the date HoldCo files its Annual Report on 10-K for the applicable year in which the Milestone is achieved for all other Milestones. Any payment amounts made in HoldCo common stock will be the product of (a) the applicable Milestone Payment divided by the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date and (b) the number of CVRs held by the holder.

There can be no assurance that the various Milestones set forth in the CVR Agreement will be achieved, and the total amount payable under the CVR Agreement could be zero. There will be no interest conferred by a CVR in the economic activities of the Strongbridge Group generally or the Xeris Group generally.

For a more detailed description of the CVRs, see the section entitled “Contingent Value Rights Agreement” beginning on page 159 of this joint proxy statement/prospectus.

Q:	How will Strongbridge equity awards be treated in the Transaction?

A:	Strongbridge equity awards will be treated as set forth in the Transaction Agreement, such that:

•

each Strongbridge Option that is outstanding immediately prior to the Scheme Effective Time, will to the extent unvested, become fully vested and exercisable prior to the closing of the Transaction and, at the closing of the Transaction, each outstanding Strongbridge Option will be converted into an option (a “Strongbridge Rollover Option”) to acquire a number of shares of HoldCo common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (a) the number of

Strongbridge ordinary shares subject to the Strongbridge Option by (b) the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) per share of HoldCo common stock equal to the quotient obtained by dividing (i) the exercise price per Strongbridge ordinary share by (ii) the Exchange Ratio; and

•

as of immediately prior to the Scheme Effective Time (or such other time as Strongbridge may determine to be administratively practicable), with respect to the portion of each Strongbridge Share Award (as defined in the Scheme) that is outstanding, vested and unsettled immediately prior to the Scheme Effective Time (including any such Strongbridge Share Awards that will become vested as of the Scheme Effective Time), Strongbridge shall issue a number of Strongbridge ordinary shares subject to the vested portion of such Strongbridge Share Award (subject to applicable withholding) to the award holder immediately prior to the Scheme Effective Time, and each such Strongbridge ordinary share will be treated at the Scheme Effective Time the same as, and have the same rights and be subject to the same conditions as, Strongbridge ordinary shares.

Q:	When is the Transaction expected to be completed?

A:

As of the date of this joint proxy statement/prospectus, the Transaction is expected to be completed early in the fourth quarter of 2021. However, no assurance can be provided as to when or if the Transaction will be completed. The required vote of Xeris stockholders and Strongbridge shareholders to adopt the required stockholder and shareholder proposals at their respective special meetings, as well as the necessary regulatory consents and approvals, must first be obtained and other conditions specified in the Conditions Appendix must be satisfied or, to the extent applicable, waived.

Q:	What will happen to Strongbridge as a result of the completion of the Transaction?

A:

If the Transaction is completed, Strongbridge will become a direct, wholly owned subsidiary of HoldCo. As a result, if the Transaction is completed, Strongbridge will no longer be a public company, and the Strongbridge ordinary shares will be delisted from the Nasdaq.

Q:	Are there risks associated with the Transaction that I should consider in deciding how to vote?

A:

Yes. There are a number of risks relating to the Transaction that are discussed in this joint proxy statement/prospectus and in other documents incorporated herein by reference. You should read and carefully consider the risks factors set forth in the section entitled “Risk Factors” beginning on page 30 of this joint proxy statement/prospectus, as well as the factors considered by the Independent Xeris Directors and the Independent Strongbridge Directors in determining to approve the Transaction Agreement and the related transactions in the sections entitled “The Transaction— Recommendation of the Independent Xeris Directors and Xeris’ Reasons for the Transaction” and “The Transaction— Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction” beginning on pages 68 and 72 of this joint proxy statement/prospectus respectively. You also should read and carefully consider the risks associated with the businesses of each of Xeris and Strongbridge contained in the documents incorporated by reference herein.

Q:	What equity stake will Strongbridge shareholders and Xeris stockholders hold in HoldCo immediately following the completion of the Transaction?

A:

Upon completion of the Transaction, based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of July 27, 2021, the former stockholders of Xeris are expected to own approximately 60%, and the former shareholders of Strongbridge are expected to own approximately 40%, of the outstanding HoldCo common stock. The HoldCo common stock is expected to trade on the Nasdaq under the ticker “XERS”. Based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of the applicable record date, the total amount of HoldCo common stock that is expected to be issued in connection with the Transaction is approximately 125,329,065.

Q:	What if I hold shares in both Xeris and Strongbridge? Do I need to vote separately for each company?

A:

Yes, if you are both a stockholder of Xeris and a shareholder of Strongbridge, you will receive two separate packages of proxy materials for each of the Xeris Special Meeting and the Strongbridge Special Meetings.

A vote as a Xeris stockholder to approve the Transaction Agreement and the Merger or any of the other proposals at the Xeris Special Meeting will not constitute a vote as a Strongbridge shareholder on the proposal to approve the Scheme of Arrangement or any of the other proposals at the Court Meeting or EGM, or vice versa.

Therefore, if you are a record holder, please mark, sign, date and return all proxy cards that you receive, whether from Xeris or Strongbridge, or submit a separate proxy as both a Xeris stockholder and a Strongbridge shareholder for each special meeting, over the internet or by telephone. If you hold your shares of Xeris common stock or Strongbridge ordinary shares through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to instruct them on how to vote such shares as both a Xeris stockholder and/or a Strongbridge shareholder for each applicable special meeting.

See “About the Xeris Special Meeting” and “About the Strongbridge Special Meeting” below for further information on the Xeris Special Meeting and the Strongbridge Special Meetings, as applicable.

Q:	What do I need to do now?

A:

Shareholders of record entitled to vote at the applicable record time(s) have been sent a form of proxy card for the applicable special meeting(s). Stockholders of Xeris are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 7:59 a.m. Central Time on September 14, 2021, and shareholders of Strongbridge are strongly urged to complete and return their proxy cards as soon as possible and, in any event, to be received no later than 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021. We encourage you to vote by proxy before the applicable special meeting. After carefully reading and considering the information contained in this joint proxy statement/prospectus, including the annexes and the documents incorporated by reference herein, please submit your proxy or proxies by telephone or over the internet in accordance with the instructions set forth on the relevant enclosed proxy card(s), or mark, sign and date the applicable proxy card(s) and return it/them in the enclosed return envelope(s) as soon as possible so that your shares may be voted at the applicable special meeting. Your proxy card or your telephone or internet directions will instruct the persons identified as your proxy to vote your shares at the applicable special meeting as directed by you. Your proxy card may also be handed to the chairman of the Court Meeting before the start thereof and will still be valid. If you sign and return your proxy card(s) appointing the named proxies of the applicable special meeting as your proxy, but do not mark the proxy card(s) to tell the proxy how to vote on a particular proposal, such shares will be voted at the discretion of the chairman of the relevant special meeting or any other person duly appointed as proxy by the shareholder.

If you hold your shares through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee when instructing them how to vote your shares. If you are a shareholder of record, please sign the relevant proxy card(s) exactly as your name appears on the card. In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Xeris or Strongbridge, as applicable, in respect of the joint holding. If you are a shareholder that is a corporation, limited liability company or partnership, the form of proxy must be either under its common seal or under the hand of an officer or attorney, duly authorized. If the relevant proxy card(s) is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.

Q:	Who can help answer my questions?

A:

If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this joint proxy statement/prospectus or the enclosed proxy card(s), you should contact the proxy solicitation agent for the company in which you hold shares.

If you are a Xeris stockholder, you should contact Innisfree M&A Incorporated, the proxy solicitation agent for Xeris, by mail at 501 Madison Avenue, 20th Floor, New York, NY 10022, by telephone at (877) 750-9499 (stockholders may call toll free) or (212) 750-5833 (banks and brokers may call collect).

If you are a Strongbridge shareholder, you should contact MacKenzie Partners, the proxy solicitation agent for Strongbridge, by mail at 1407 Broadway – 27th Floor, New York, NY 10018, by telephone at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or by email at proxy@mackenziepartners.com.

If your shares are held by a broker, bank or other nominee, you should contact your broker, bank or other nominee for additional information.

Q:	Where can I find more information about Xeris and Strongbridge?

A:	You can find more information about Xeris and Strongbridge from various sources described under “Where You Can Find More Information” beginning on page 205.

About the Xeris Special Meeting

Q:	What proposals are being voted on at the Xeris Special Meeting and what stockholder vote is required to approve those proposals?

A:	(1)	To adopt the Transaction Agreement, dated as of May 24, 2021, among Xeris, Strongbridge, Xeris, HoldCo and MergerSub: The affirmative vote of holders of a majority of the Xeris common stock outstanding on the record date. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against proposal 1.

(2)

To approve, immediately after and conditioned on the consummation of the Acquisition contemplated by the Transaction Agreement, the Merger of MergerSub with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation and a wholly owned subsidiary of HoldCo: The affirmative vote of holders of a majority of the Xeris common stock outstanding on the record date. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against proposal 2.

(3)

To approve adjournments or postponements of the Xeris Special Meeting to another time or place if necessary or appropriate in order (i) to solicit additional proxies if there are insufficient votes at the time of the Xeris Special Meeting to adopt the Transaction Agreement and approve the Merger, (ii) to provide to Xeris stockholders in advance of the special meeting any supplement or amendment to the joint proxy statement/prospectus, or (iii) to disseminate any other information which is material to the Xeris stockholders voting at the special meeting: The affirmative vote of a majority of the votes properly cast for or against such proposal at the special meeting. Abstentions, failures to vote and broker non-votes will have no effect on the outcome of proposal 3.

The Transaction Agreement and Merger are not conditioned on approval of proposal 3.

As of the Xeris record date, directors and executive officers of Xeris and their affiliates owned and were entitled to vote 813,233 shares of Xeris common stock, representing approximately 1.22% of the shares of Xeris common stock outstanding on that date. It is expected that the Independent Xeris Directors and executive officers who are stockholders of Xeris will vote “FOR” the proposal to approve the Transaction Agreement, “FOR” the proposal to approve the Merger and “FOR” the Xeris adjournment proposal, although none of them has entered into any agreement requiring them to do so.

Q:	What is the recommendation of the Independent Xeris Directors regarding the proposals being put to a vote at the Xeris Special Meeting?

A:

The Independent Xeris Directors have approved the Transaction Agreement and determined that the entry into the Transaction Agreement and the Merger are fair to and in the best interests of Xeris and its stockholders.

The Independent Xeris Directors recommend that Xeris stockholders vote:

“FOR” the proposal to adopt the Transaction Agreement;

“FOR” the proposal to approve the Merger;

“FOR” the Xeris adjournment proposal.

See “The Transaction—Recommendation of the Independent Xeris Directors and Xeris’ Reasons for the Transaction” beginning on page 68.

In considering the recommendation of the Independent Xeris Directors, you should be aware that directors and executive officers of Xeris have interests in the proposed transaction that are in addition to, or different from, any interests they might have as stockholders. See “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction.”

Q:	What constitutes a quorum for purposes of the Xeris Special Meeting?

A:

A majority of the outstanding shares entitled to vote, present in person (by way of virtual attendance, in the manner described below) or represented by proxy, will constitute a quorum for the transaction of business at the Xeris Special Meeting. The inspector of election appointed for the Xeris Special Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.

If a quorum is not present, the only business that can be transacted at the Xeris Special Meeting is the adjournment or postponement of the meeting to another date or time.

Q:	When is the record date for the Xeris Special Meeting?

A:	The record date for the Xeris Special Meeting has been fixed as the close of business (Eastern Time in the U.S.) on July 21, 2021.

Q:	What if I sell my shares of Xeris common stock before the Xeris Special Meeting?

A:

If you transfer your shares after the Xeris record date but before the Xeris Special Meeting, you will retain your right to vote at the Xeris Special Meeting, but will have transferred the right to receive shares of HoldCo common stock pursuant to the Transaction to the transferee of the Xeris shares. In order to receive the shares of HoldCo common stock, you must hold your shares through completion of the Transaction.

Q:	How do I attend the virtual-only Xeris Special Meeting?

A:

In order to attend the Xeris Special Meeting, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Xeris Special Meeting and to vote and submit questions during the Xeris Special Meeting.

As part of the registration process, you must enter the control number that is located on the proxy card. If you are a beneficial owner of shares of common stock registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

Further instructions on how to virtually attend, participate in and vote at the Xeris Special Meeting, including how to demonstrate your ownership of our shares of common stock as of the record date, are available at www.proxydocs.com/XERS.

Xeris’ Special Meeting will begin promptly at 8:00 a.m. Central Time in a virtual meeting format on September 14, 2021. We encourage you to access the meeting prior to the start time. Online access will start 15 minutes before the meeting start time, and you should allow ample time to check your audio settings. If your shares of common stock are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm.

Q:	What if I have technical difficulties accessing the virtual meeting website?

A:

Xeris will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call the technical support number that will be posted on the Xeris Special Meeting log-in page.

Q:	What is the difference between being a stockholder of record and a beneficial owner?

A:

Many Xeris stockholders hold their shares through stockbrokers, banks or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card and to vote at the Xeris Special Meeting.

Beneficial owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote, and you are also invited to attend the Xeris Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Xeris Special Meeting unless you obtain a legal proxy from your nominee authorizing you to do so. Your nominee has sent you instructions on how to direct the nominee’s vote. You may vote by following those instructions and the instructions on the Notice of 2021 Xeris Special Meeting of Stockholders.

Q:	How do I vote without virtually attending the Xeris Special Meeting?

A:	If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Telephone. Follow the instructions on the proxy card.

•	By Internet. Follow the instructions in the Notice or on the proxy card.

•	By Mail. Complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

•

In Person (Virtual). You may also vote in person virtually by attending the meeting through www.proxydocs.com/XERS. To attend the Xeris Special Meeting and vote your shares, you must register in advance for the Xeris Special Meeting prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time and provide the control number located on your proxy card.

If you hold your shares through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares. If you want to vote in person virtually at the Xeris Special Meeting, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Q:	How do I revoke my proxy?

A:

You may revoke your proxy by (1) following the instructions on the proxy card and entering a new vote by mail that we receive before the start of the Xeris Special Meeting or over the internet by the cutoff time of 7:59 a.m. Central Time on September 14, 2021, (2) attending and voting online at the Xeris Special Meeting (although virtual attendance at the Xeris Special Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Xeris Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Xeris Pharmaceuticals, Inc., 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

Q:	What is a “broker non-vote”?

A:

If a beneficial owner of shares of common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the special meeting, that bank, broker or other nominee will inform the inspector of election at the special meeting that it does not have authority to vote on any proposal at the special meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives a properly executed voting instruction from a beneficial owner on which the beneficial owner does not provide instructions with regard to at least one proposal, the shares will be voted as instructed on any proposal as to which voting instructions have been given but will be voted in accordance with the recommendation of the Xeris Board on any other, uninstructed, proposal(s).

About the Strongbridge Special Meetings

Q:	What proposals are being voted on at the Strongbridge Special Meetings and what shareholder vote is required to approve those proposals?

A:	Court Meeting

Strongbridge shareholders are being asked to vote on a proposal to approve the Scheme at both the Court Meeting and at the EGM. However, the vote required for such proposal is different at each of the meetings. As set out in full under the section entitled “Part 2—Explanatory Statement—Consents and Meetings—4,” beginning on page 211, in order for the resolution at the Court Meeting to pass, those voting to approve the Scheme must: (a) represent a simple majority (being more than 50%) in number of the Strongbridge shareholders of record as of 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021 (the “Voting Record Time”), present and voting (in person or by proxy), and (b) also represent 75% or more in value of the Strongbridge ordinary shares held by such holders as of the Voting Record Time, present and voting (in person or by proxy).

Because the vote required to approve the proposal at the Court Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Acquisition is conditioned on approval of the Scheme at the Court Meeting.

Extraordinary General Meeting

Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the EGM:

EGM Resolution	Resolution	Ordinary or Special Resolution	Transaction Conditioned on Approval of Resolution?
1	Approve the Scheme of Arrangement and authorize the directors of Strongbridge to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes

EGM Resolution	Resolution	Ordinary or Special Resolution	Transaction Conditioned on Approval of Resolution?

2	Approve the cancellation of any Strongbridge ordinary shares in issue at 10.00 p.m., Irish time, on the day before the Irish High Court hearing to sanction the Scheme (excluding any Strongbridge ordinary shares which are held by Xeris, HoldCo or any other subsidiary of Xeris).	Special	Yes

3	Authorize the directors of Strongbridge to use the reserve created as a result of the cancellation of the Strongbridge ordinary shares to allot and issue new Strongbridge ordinary shares to HoldCo and/or its nominee(s) in exchange for the Scheme Consideration.	Ordinary	Yes

4	Amend the articles of association of Strongbridge so that any ordinary shares of Strongbridge that are issued after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than HoldCo or its nominee(s) will either be subject to the terms of the Scheme or will be immediately and automatically acquired by HoldCo and/or its nominee(s) for the Scheme Consideration.	Special	Yes

5	Approve, on a non-binding, advisory basis, specified compensatory arrangements between Strongbridge and its named executive officers relating to the Transaction.	Ordinary	No

6	Approve any motion by the chairman of the meeting to adjourn the EGM, or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve resolutions 1 through 4.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is an “ordinary resolution” (resolutions 1, 3, 5 and 6), which requires the approval of the holders of at least a majority of the votes cast by the holders of Strongbridge ordinary shares present and voting, either in person or by proxy, or a “special resolution” (resolutions 2 and 4), which requires the approval of the holders of at least 75% of the votes cast by the holders of Strongbridge ordinary shares present and voting, either in person or by proxy.

For all the resolutions, because the votes required to approve such resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the EGM resolutions.

As of the Voting Record Time, the Strongbridge directors and executive officers had the right to vote less than 1% of the Strongbridge ordinary shares then outstanding and entitled to vote at the Court Meeting and the EGM. It is expected that Strongbridge’s directors and executive officers will vote “FOR” each of the proposals at the Court Meeting and at the EGM, and in addition, certain Strongbridge directors, executive officers, CAM Capital and HealthCap, representing, in aggregate, approximately 17% of Strongbridge’s outstanding ordinary shares, have entered into irrevocable undertakings to vote in favor of the Transaction. For more detail on these matters, see “Irrevocable Undertakings” beginning on page 161.

Q:	Why are there two Strongbridge Special Meetings?

A:	Irish law requires that two separate shareholder meetings be held, the Court Meeting and the EGM. Both meetings are necessary to cause the Scheme of Arrangement to become effective.

At the Court Meeting, Strongbridge shareholders (excluding Xeris and its affiliates to the extent they hold Strongbridge ordinary shares) will be asked to approve the Scheme for the purposes of satisfying the requirements of the Irish legislation upon which the Scheme is based.

At the EGM, Strongbridge shareholders (including Xeris and its affiliates to the extent they hold Strongbridge ordinary shares) will also be asked to approve the Scheme, authorize Strongbridge’s directors to take whatever actions they deem necessary or appropriate for carrying the Scheme into effect and approve the cancellation of certain ordinary shares and issuance of new ordinary shares as part of the Scheme and other related matters. For more detail on these matters, see “The Special Meetings of Strongbridge’s Shareholders” beginning on page 52.

Q:	Who can attend and vote at the Strongbridge Special Meetings?

A:

All holders of record of Strongbridge ordinary shares as of the Voting Record Time, which is 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021 will be entitled to receive notice of, and to vote at, the Court Meeting and the EGM and any adjournments thereof. Attending the Court Meeting and the EGM in person is not required to vote. See the response to the question entitled “How do I vote?” and “Are any special measures being taken at the Strongbridge Special Meetings as a result of the current COVID-19 Pandemic?” below for instructions on how to vote your Strongbridge ordinary shares without attending the Court Meeting and/or the EGM in person.

Q:	What constitutes a quorum at the Strongbridge Special Meetings?

A:

The holders of Strongbridge ordinary shares outstanding, present in person or by proxy, representing a majority of the voting power of Strongbridge at the Voting Record Time will constitute a quorum for each Strongbridge Special Meeting. Strongbridge does not currently hold any ordinary shares in treasury (although any such shares would not be included in the calculation of the number of ordinary shares present at the special meetings for the purposes of determining a quorum in any event). Strongbridge’s inspector of elections intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.

Q:	Is my vote important?

A:

Yes. It is important that as many votes as possible are cast at the Court Meeting and the EGM (whether in person or by proxy) so that the Irish High Court can be satisfied that there is a fair and reasonable representation of Strongbridge shareholder opinion and to ensure that the views of shareholders are heard. To ensure your representation at the Strongbridge Court Meeting and the EGM, you are requested to complete, sign and date the enclosed form of proxy as promptly as possible and return it in the postage prepaid envelope enclosed for that purpose or vote by internet or telephone in the manner provided above. If you attend the Court Meeting or the EGM in person, you may vote at such meeting even if you have previously returned a completed form of proxy.

Q:	What is the recommendation of the Independent Strongbridge Directors regarding the proposals being put to a vote at each special meeting?

A:

The Independent Strongbridge Directors have unanimously approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, is fair to and in the best interests of Strongbridge and its shareholders and that the terms of the Scheme are fair and reasonable. The Independent Strongbridge Directors unanimously recommend that Strongbridge shareholders vote:

•	“FOR” the Scheme of Arrangement at the Court Meeting;

•	“FOR” the Scheme of Arrangement at the EGM;

•	“FOR” the cancellation of any Strongbridge ordinary shares in issue at 10.00 p.m. Irish time, on the day before the Irish High Court hearing to sanction the Scheme (excluding, in any case, any

Strongbridge ordinary shares which are held from time to time by Xeris, HoldCo or any other subsidiary of Xeris, if any);

•

“FOR” the authorization of the directors of Strongbridge to use the reserve created as a result of the cancellation of the Strongbridge ordinary shares to allot and issue new Strongbridge ordinary shares to HoldCo and/or its nominee(s) in connection with effecting the Scheme;

•

“FOR” the amendment of the articles of association of Strongbridge so that any ordinary shares of Strongbridge that are issued on or after the Voting Record Time (as defined in the Scheme) to persons other than HoldCo or its nominee(s) will either be subject to the terms of the Scheme or will be immediately and automatically acquired by HoldCo and/or its nominee(s) for the Scheme Consideration;

•	“FOR” the approval, on a non-binding, advisory basis, of specified compensatory arrangements between Strongbridge and its named executive officers; and

•

“FOR” the proposal to approve any motion by the chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme of Arrangement or the other resolutions, other than the advisory vote on specified compensatory arrangements, set out above.

See “The Transaction—Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction” beginning on page 72 of this joint proxy statement/prospectus. In considering the recommendation of the Independent Strongbridge Directors, you should be aware that certain directors and executive officers of Strongbridge have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Strongbridge’s Executive Officers and Directors.”

Q:	Who is entitled to vote?

A:

The Strongbridge Board has fixed a record date as the Voting Record Time, which is 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021. If you were a Strongbridge shareholder of record at the Voting Record Time, you are entitled to receive notice of and to vote at each Strongbridge Special Meeting and any adjournments thereof.

Q:	What if I sell my Strongbridge Ordinary Shares after the Voting Record Time?

A:

If you transfer your shares after the Voting Record Time but before either Strongbridge Special Meeting, you will retain your right to vote at both Strongbridge Special Meetings, but will have transferred the right to receive the Scheme Consideration. In order to receive the Scheme Consideration, you must hold your shares through the Cancellation Record Time.

Q:	What if I buy Strongbridge Ordinary Shares after the Voting Record Time?

A:

If you acquire additional Strongbridge ordinary shares after the Voting Record Time, you will not have the right to vote in respect of those additional Strongbridge ordinary shares at either Strongbridge Special Meeting. Upon the completion of this Transaction, you will have the right to receive the Scheme Consideration in respect of those additional Strongbridge ordinary shares if you hold such shares through the Cancellation Record Time.

Q:	How do I vote?

A:

If you are a Strongbridge shareholder of record, you will receive two proxy cards (one for the Court Meeting and one for the EGM). You may vote your shares at each Strongbridge special meeting in one of the following ways:

•	by mailing your applicable completed and signed proxy card in the enclosed return envelope;

•	by voting by telephone or over the internet as instructed on the applicable enclosed proxy card;

•	by handing your applicable completed and signed proxy card to the chairman of the meeting (in the case of the Court Meeting only) before the start of the Court Meeting; or

•	by attending the applicable special meeting and voting in person.

If you are a Strongbridge shareholder of record, the shares listed on your proxy cards will include, if applicable, shares held in a book-entry account at Computershare Trust Company, N.A., Strongbridge’s transfer agent.

If you hold your shares through a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares.

In the case of joint holders, the vote of the senior member who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names appear in the Strongbridge register of members in respect of the joint holding.

Q:	Are any special measures being taken at the special meetings as a result of the current COVID-19 pandemic?

A:

In light of the COVID-19 pandemic, Strongbridge strongly encourages shareholders to vote their shares in advance via mail, the internet, by telephone, or by completing, signing and returning a form of proxy or voting instruction form, in each case as described in the section entitled “The Special Meetings of Strongbridge’s Shareholders” beginning on page 52 of this joint proxy statement/prospectus. In light of the current and rapidly evolving COVID-19 pandemic, Strongbridge asks that, in considering whether to attend the Strongbridge Special Meetings in person, shareholders follow public health and travel guidelines with respect to COVID-19, including as applicable to Ireland and the United States. Those guidelines may restrict or prevent any shareholder from attending such meetings in person. Strongbridge strongly encourages shareholders not to attend the Strongbridge Special Meetings in person if they are experiencing any of the described COVID-19 symptoms. Shareholders attending the special meetings in person are also requested to follow the hygiene instructions consistent with applicable public health guidelines, including washing or disinfecting hands upon arrival at such meetings. Strongbridge may take additional precautionary measures in relation to the Strongbridge Special Meetings in response to further developments in the COVID-19 pandemic. Strongbridge will be obliged to comply with any legal restrictions that are imposed as a consequence of COVID-19 and that affect the Strongbridge Special Meetings, which may include preventing or restricting access to such meetings and wearing a face mask. Strongbridge also intends to comply with any applicable public health and travel guidelines, which may impact the Strongbridge Special Meetings. Depending on concerns about and developments relating to the COVID-19 pandemic, the Strongbridge Board could determine to change the date, time, location or format of the Strongbridge Special Meetings, subject to Irish legal requirements. In the event Strongbridge determines it is necessary or appropriate to take additional steps regarding how the Strongbridge Special Meetings will be conducted, it will announce such determinations in advance, and details will be posted on its website and filed with the SEC.

Q:	How do I vote shares acquired through an employee program?

A:

If you are a Strongbridge shareholder of record, the shares listed in each of your proxy cards will include, if applicable, shares held in a book-entry account at Computershare Trust Company, N.A., Strongbridge’s transfer agent. If you hold your shares through a bank, broker or nominee, you will receive a separate voting instruction form and should follow the instructions provided by your bank, broker or nominee in order to instruct them how to vote such shares.

Q:	If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:

No. Your bank, broker or other nominee will not vote your shares if you do not provide your bank, broker or other nominee with a signed voting instruction form with respect to your shares, such failure to vote being referred to as a “broker non-vote.” Therefore, you should instruct your bank, broker or other nominee to vote your shares by following the directions your bank, broker or other nominee provides. Brokers do not have discretionary authority to vote on any of the Strongbridge proposals at either special meeting. Please see “The Special Meetings of Strongbridge’s Shareholders—Voting Ordinary Shares Held in Street Name” beginning on page 57.

Q:	How many votes do I have?

A:

At each of the Court Meeting and EGM of Strongbridge, you are entitled to one vote for each Strongbridge ordinary share that you owned as of 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021, referred to as the Voting Record Time. As of the Voting Record Time, 67,828,952 Strongbridge ordinary shares were outstanding and entitled to vote at the Court Meeting and at the EGM.

Q:	May I change my vote after I have mailed my signed proxy cards or voted by telephone or over the internet?

A:	Yes, you may change your vote at any time before your proxy is voted at the Court Meeting or at any time before your proxy is voted at the EGM. You can do this in one of four ways:

•

deliver a valid later-dated proxy by mail by 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021 in each case of the proxy card for the Court Meeting the proxy card for the EGM;

•

before the applicable special meeting, provide written notice that you have revoked your proxy to the Strongbridge Corporate Secretary so that it is received prior to midnight on the night before the applicable special meeting at the following address: Strongbridge Biopharma plc, Corporate Secretary, 900 Northbrook Drive, Suite 200, Trevose, PA 19053;

•

submit revised voting instructions by telephone or over the internet by following the instructions set forth on the proxy cards by 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021;

•

attend the applicable special meeting and vote in person. Simply attending the applicable meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable meeting to change your vote; or

•	in the case of the Court Meeting only, by handing your applicable, completed and signed proxy card to the chairman of the meeting before the start of the Court Meeting.

If you have instructed a bank, broker or other nominee to vote your shares, you must follow directions received from your bank, broker or other nominee to change your vote or revoke your proxy.

SUMMARY

This summary highlights selected information contained in this joint proxy statement/prospectus and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire joint proxy statement/prospectus, including the Annexes and the documents referred to or incorporated by reference in this joint proxy statement/prospectus. The page references have been included in this summary to direct you to a more complete description of the topics presented below. See also the section entitled “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

The Companies

Xeris Pharmaceuticals, Inc. (See page 137)

Xeris is a specialty pharmaceutical company delivering innovative solutions to simplify the experience of administering important therapies that people rely on every day around the world. Xeris was founded and incorporated under the laws of the State of Delaware in 2005. Xeris is listed on the Nasdaq (ticker symbol “XERS”). Xeris’ principal executive offices are located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

Strongbridge Biopharma plc (See page 137)

Strongbridge is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Strongbridge was founded in 1996 and was incorporated under the laws of Ireland in 2015. Strongbridge is listed on the Nasdaq (ticker symbol “SBBP”). Strongbridge’s principle executive offices are located at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, and its telephone number is 1-610-254-9200.

Xeris Biopharma Holdings, Inc. (See page 137)

HoldCo is a corporation formed in the state of Delaware for the purpose of holding Xeris and Strongbridge as direct subsidiaries following completion of the Transaction. At and as of the completion of the Transaction, it is expected that HoldCo will be a publicly traded company listed on the Nasdaq under the ticker “XERS”. HoldCo’s registered office is located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

Wells MergerSub, Inc. (See page 137)

MergerSub is a corporation formed in the state of Delaware and a direct, wholly owned subsidiary of HoldCo. Following the completion of the Transaction, MergerSub will merge with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation and a wholly owned subsidiary of HoldCo. MergerSub’s registered office is located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

The Transaction Agreement and the Transaction

Closing of the Transaction (See page 138)

The closing will occur on a date selected by Xeris in consultation with Strongbridge, but in any event not later than the third Business Day after satisfaction or waiver, where applicable, of the conditions set forth in the Conditions Appendix, or on such other date as may be mutually agreed to by Xeris and Strongbridge in writing. It is currently expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed early in the fourth quarter of 2021. For a description of the conditions to the closing of the Acquisition and the Merger, see the section entitled “The Transaction—Conditions to the Completion of the Acquisition and the Merger” beginning on page 153 of this joint proxy statement/prospectus.

Scheme Consideration to Strongbridge Shareholders (See page 138)

At the Scheme Effective Time, each Strongbridge ordinary share issued and outstanding at or before the time the Scheme becomes effective will be cancelled or transferred to HoldCo and the holder thereof will receive (a) 0.7840 of a share of HoldCo common stock, and (b) one contractual CVR subject to and in accordance with the terms and conditions of the CVR Agreement.

Merger Consideration to Xeris Stockholders (See page 138)

At the Merger Effective Time, MergerSub will merger with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation and a wholly owned subsidiary of HoldCo. Each outstanding share of Xeris common stock will be cancelled and automatically converted into the right to receive one share of HoldCo common stock.

Treatment of Equity Awards in the Acquisition and the Merger (See page 139)

Each Strongbridge Option that is outstanding and unexercised immediately prior to the Scheme Effective Time will become vested and exercisable. Upon the Scheme Effective Time, each Strongbridge Rollover Option will be assumed by HoldCo and will be converted into an option to acquire a number of shares of HoldCo common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (a) the number of Strongbridge ordinary shares subject to the Strongbridge Option by (b) the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) per share of HoldCo common stock equal to the quotient obtained by dividing (i) the exercise price per Strongbridge ordinary share by (ii) the Exchange Ratio.

Immediately prior to the completion of the Transaction, Strongbridge will vest each unvested Strongbridge RSU (which, upon vesting, entitles the holder thereof to one Strongbridge ordinary share).

At the Merger Effective Time, each outstanding Xeris Stock Option, Xeris RSU and other equity award will be converted into an option, restricted stock award or other equity award, as applicable, denominated in shares of HoldCo common stock, which award will be subject to the same number of shares of HoldCo common stock and the same terms and conditions (including vesting and other lapse restrictions) as were applicable to the Xeris award in respect of which it was issued immediately prior to the effective time of the Merger, subject to any restrictions on replicating such terms.

At the completion of the Transaction, HoldCo will assume each of the Xeris Share Plans and the Xeris ESPP and will be able to grant stock awards, to the extent permissible by applicable law and regulations, under the terms of the Xeris Share Plans covering the reserved but unissued Xeris common stock. In addition, at the Scheme Effective Time, HoldCo will assume the Strongbridge 2015 Plan and will be able to grant stock awards, to the extent permissible by applicable law and regulations, under the terms of the Strongbridge 2015 Equity Compensation Plan (the “Strongbridge 2015 Plan”) covering the reserved but unissued Strongbridge ordinary shares, except that all references to a number of Strongbridge ordinary shares will be changed to references to HoldCo common stock and the number of HoldCo common stock reserved but unissued thereunder as of the Scheme Effective Time shall be equal to the number of Strongbridge ordinary shares reserved but unissued thereunder multiplied by the Exchange Ratio.

Exchange of Strongbridge Ordinary Shares (See page 140)

An exchange agent appointed by Xeris and reasonably acceptable to Strongbridge will act as exchange agent. On or immediately after the Scheme Effective Time, HoldCo will deposit, or cause to be deposited, with the exchange agent for the benefit of the Strongbridge shareholders (i) evidence of shares in book entry form representing the total number of shares of HoldCo common stock issuable pursuant to the Acquisition and the CVRs (subject to and in accordance with the terms and conditions of the CVR Agreement) and (ii) cash in an amount equal to the aggregate amount of cash in lieu of fractional shares to be received by the shareholders of Strongbridge pursuant to the Transaction (in each case, after giving effect to any required tax withholding).

Each holder of ordinary shares of Strongbridge (other than Xeris or any of its affiliates) will be entitled to receive from the exchange agent (on behalf of HoldCo), within 14 days of the completion of the Transaction: (i) the amount of any cash payable in lieu of fractional shares, (ii) that number of shares of HoldCo common stock to which such holder’s Strongbridge ordinary shares became entitled pursuant to the terms of the Acquisition, and (iii) that amount of CVR Consideration that such holder has the right to receive.

Exchange of Xeris Common Stock (See page 140)

At the Merger Effective Time, HoldCo will deposit or cause to be deposited certificates or, at HoldCo’s option, evidence of shares in book-entry form representing the aggregate number of shares of HoldCo common stock that the Xeris stockholders have the right to receive pursuant to the Merger.

Upon surrender of Xeris common stock for cancellation to the exchange agent, together with a duly executed letter of transmittal and any other documents reasonably required by the exchange agent, the holder of such Xeris common stock is entitled to receive in exchange: (i) that number of shares of HoldCo common stock into which such holder’s shares of Xeris common stock were converted pursuant to the terms of the Transaction Agreement and (ii) a check in the amount of U.S. dollars equal to the sum of (x) to the extent not previously paid to such holder, any cash dividends with respect to shares of HoldCo common stock with a record date after the Merger Effective Time and a payment date prior to the holder’s surrender of the Xeris common stock and (y) any fractional entitlements with respect to Xeris common stock. The properly surrendered Xeris common stock will be cancelled.

Representations and Warranties (See page 141)

Xeris and Strongbridge made customary representations and warranties in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in certain disclosure schedules to the Transaction Agreement. Many of the representations and warranties are reciprocal and apply to Xeris, on the one hand, or Strongbridge, on the other hand, and their respective subsidiaries.

Background of the Transaction (See page 59)

A description of the process the parties undertook that led to the proposed Transaction, including Xeris’ discussions with Strongbridge, is included in this joint proxy statement/prospectus under “The Transaction —Background of the Transaction.”

Recommendation of the Independent Xeris Directors and Xeris’ Reasons for the Transaction (See page 68)

Xeris has agreed to hold the Xeris Special Meeting to vote on the approval of the plan of merger set forth in the Transaction Agreement, and the Independent Xeris Directors have recommended that Xeris’ stockholders vote in favor of the approval of the plan of merger set forth in the Transaction Agreement, subject to the specified exceptions for third-party acquisition proposals described on page 143.

Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction (See page 72)

Strongbridge has agreed to (i) convene or seek an order of the Irish High Court convening the Court Meeting to approve the Scheme of Arrangement in accordance with the requirements of the Act, and (ii) convene the EGM as soon as the Court Meeting has concluded or adjourned, in order to approve the EGM resolutions required to effect the Scheme, subject to the specified exceptions or termination. Additionally, the Independent Strongbridge Directors have recommended that Strongbridge’s shareholders vote to approve the Scheme of Arrangement at the Court Meeting and vote to approve the EGM resolutions required to effect the Scheme at the EGM.

Opinion of Xeris’ Financial Advisor (See page 88)

Xeris retained SVB Leerink as its financial advisor in connection with the Transaction. Xeris selected SVB Leerink to act as its financial advisor based on SVB Leerink’s qualifications, reputation, experience and expertise in the biopharmaceuticals industry, its knowledge of and involvement in recent transactions in the biopharmaceutical industry, and its relationship and familiarity with Xeris and its business. SVB Leerink is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.

In connection with this engagement, Xeris requested that SVB Leerink evaluate the fairness, from a financial point of view, to the holders of shares of Xeris common stock (other than Excluded Shares) of the consideration of one share of HoldCo common stock, without interest, to be received by such holders pursuant to the Transaction Agreement. On May 23, 2021, at a meeting of the Xeris Board, SVB Leerink rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, that as of such date, and based upon and subject to the various assumptions, qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, the consideration of one share of HoldCo common stock, without interest, to be received for each share of Xeris common stock pursuant to the Transaction Agreement was fair, from a financial point of view, to the holders of Xeris common stock (other than Excluded Shares). Dr. Jeffrey W. Sherman did not participate in SVB Leerink’s presentation of its financial analysis and opinion because he recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction.

The full text of SVB Leerink’s written opinion, which describes the assumptions made and the qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, is attached as Annex E and is incorporated herein by reference. The summary of SVB Leerink’s written opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the SVB Leerink Opinion. We urge you to read carefully SVB Leerink’s written opinion, in its entirety, for a description of the assumptions made and the qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion.

SVB Leerink’s financial advisory services and opinion were provided for the information and assistance of the Xeris Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. SVB Leerink’s opinion addressed only the fairness, from a financial point of view, to the holders of Xeris common stock (other than Excluded Shares) of the consideration of one share of HoldCo common stock, without interest to be received by such holders pursuant to the Transaction Agreement. SVB Leerink’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any stockholder of Xeris as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

Opinion of Strongbridge’s Financial Advisor (See page 98)

Strongbridge retained MTS Health Partners as its financial advisor in connection with the Transaction. On May 23, 2021, MTS Securities, an affiliate of MTS Health Partners, delivered the MTS Opinion to the Strongbridge Board that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion and described below, the Scheme Consideration to be received by holders of Strongbridge ordinary shares in the Scheme was fair, from a financial point of view, to such holders (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates). Dr. Jeffrey W. Sherman did not receive the distribution of the MTS Opinion because he recused himself from all board meetings, discussions and consideration of the Transaction and abstained from voting on the Transaction.

The full text of the MTS Opinion sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS Opinion is attached as Annex F to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the MTS Opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the MTS Opinion. We urge you to read carefully the MTS Opinion, together with the summary thereof in this joint proxy statement/prospectus, in its entirety.

MTS Securities provided its opinion for the information and assistance of the Strongbridge Board in connection with its consideration of the Transaction. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Scheme Consideration to the holders of Strongbridge ordinary shares and does not address any other aspect or implication of the Transaction. The MTS Opinion was not a recommendation to the Strongbridge Board or any shareholder or stockholder of Strongbridge or Xeris as to how to vote or to take any other action in connection with the Transaction.

Interests of Xeris’ Directors and Executive Officers in the Transaction (See page 108)

The HoldCo board of directors after the completion of Transaction will include all members of Xeris’ Board immediately prior to the Transaction. It is currently expected that the compensation to be paid to outside directors of HoldCo who are existing Xeris directors will be identical to the compensation paid to Xeris directors immediately prior to the Merger Effective Time.

The executive officers of HoldCo after the Merger are expected to be the executive officers of Xeris immediately prior to the Merger. It is currently expected that the compensation to be paid to the executive officers of HoldCo who are the executive officers of Xeris immediately prior to the Merger will be identical to the compensation paid to such executive officers of Xeris immediately prior to the Merger Effective Time.

Interests of Strongbridge’s Executive Officers and Directors (See page 108)

Certain of Strongbridge’s executive officers and directors have financial interests in the Transaction that are different from, or in addition to, the interests of holders of Strongbridge ordinary shares generally. The Independent Strongbridge Directors were aware of these interests and considered them, among other matters, in evaluating and negotiating the Transaction Agreement and in reaching its decision to approve the Transaction Agreement and the Transaction.

Board of Directors and Management after the Transaction and Merger (See page 114)

Upon completion of the Transaction, the businesses of Xeris and Strongbridge will be combined under HoldCo, which is incorporated in Delaware, and will have its principal executive offices in Chicago, Illinois. The Xeris Chairman and Chief Executive Officer , Paul Edick, will act as Chairman and Chief Executive Officer of HoldCo. The HoldCo board will be comprised of the other existing Xeris directors, together with John H. Johnson and Garheng Kong, M.D., PhD, MBA who will join the HoldCo board as new independent directors. A director in common to both companies, Jeffrey W. Sherman, M.D., will continue to serve as a director and like the other existing Xeris directors, will be part of the HoldCo board following the completion of the Transaction.

Regulatory Approvals Required (See page 114)

The Scheme requires the approval of the Irish High Court, which involves an application by Strongbridge to the Irish High Court to sanction the Scheme. Other than the sanction of the Scheme by the Irish High Court and as required by applicable U.S. federal securities laws, Xeris and Strongbridge have determined that no material governmental or regulatory approvals are required for the completion of the Transaction. In particular, a filing is not required under the HSR Act.

Conditions to the Completion of the Acquisition and the Merger (See page 153)

The completion of the Transaction, including the Scheme and the Merger are subject to the satisfaction (or waiver, to the extent permitted) of all of the conditions included in the Conditions Appendix.

Termination (See page 155)

The Transaction Agreement may be terminated at any time prior to the Scheme Effective Time in any of the following ways:

•	by mutual written consent of Xeris and Strongbridge;

•	by either Xeris or Strongbridge:

•

if (i) after completion of the Court Meeting or the EGM, the necessary resolutions have not been approved by the requisite votes, or (ii) after completion of the Xeris stockholders meeting, the necessary Xeris stockholder approval has not been obtained;

•	subject to certain exceptions, if the Transaction has not been consummated by 5:00 p.m., New York City time, on February 24, 2022;

•

if the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing that the decision of the Irish High Court will be appealed (it being agreed that Strongbridge shall make such an appeal if requested to do so in writing by Xeris and the counsel appointed by Strongbridge and by Xeris agree that doing so is a reasonable course of action);

•

subject to certain exceptions, if (A) there is any law (other than an order, writ, decree, judgment, injunction or action described in clause (B), whether or not final or nonappealable) enacted after the date of the Transaction Agreement and remaining in effect that makes the Acquisition illegal or that prohibits the consummation of the Acquisition, or (B) any court of competent jurisdiction or other governmental entity has issued a final and nonappealable order, writ, decree, judgment or injunction, or shall have taken any other action, in either case of clauses (A) and (B) that permanently restrains, enjoins or otherwise prohibits the consummation of the Acquisition or the Merger has become final and non-appealable; or

•	by Strongbridge:

•

in certain circumstances if Xeris or HoldCo breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate such that certain closing conditions are incapable of being satisfied and the breach is not reasonably capable of being cured by February 24, 2022;

•

prior to obtaining Xeris stockholder approval, if (A) the Xeris Board has effected a Xeris Change of Recommendation (as defined in the Transaction Agreement) or (B) Xeris has materially breached its non-solicitation covenant of the Transaction Agreement; or

•	by Xeris:

•

in certain circumstances if Strongbridge breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate such that certain closing conditions are incapable of being satisfied and the breach is not reasonably capable of being cured by February 24, 2022.

•

prior to obtaining Strongbridge shareholder approval, if (A) the Strongbridge Board has effected a Strongbridge Change of Recommendation, as defined in the Transaction Agreement or (B) Strongbridge shall have materially breached its non-solicitation covenant of the Transaction Agreement.

Expenses (See page 156)

Except as otherwise provided in the Transaction Agreement or in the Expenses Reimbursement Agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense.

Contingent Value Rights Agreement (See page 159)

At or prior to completion of the Transaction, HoldCo and a rights agent mutually acceptable to HoldCo and Strongbridge will enter into the CVR Agreement governing the terms of the CVRs to be received by Strongbridge shareholders and the holders of Strongbridge Rollover Options and Strongbridge Warrants, if applicable. Pursuant to the Transaction Agreement, each such holder will be entitled to one CVR, worth up to $1.00, for each Strongbridge ordinary share outstanding or underlying each Strongbridge Rollover Option or Strongbridge Warrant, if applicable, provided that each such CVR shall be subject to certain vesting and forfeiture conditions (if any) as are applicable to the corresponding Strongbridge Rollover Option or Strongbridge Warrant, if applicable as of the completion of the Transaction. Each CVR represents a non-tradeable right to receive payments settleable in cash, additional shares of HoldCo common stock or a combination of additional shares of HoldCo common stock and cash, at HoldCo’s sole discretion, if and when certain intellectual property and sales milestones with respect to Strongbridge’s products are reached. If any payment pursuant to the CVR is settled in HoldCo common stock, the number of HoldCo common stock payable thereunder will be calculated based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date.

No Appraisal Rights (See page 116)

No appraisal, dissenters’ or similar rights shall be available to holders of Xeris common stock under applicable law (including Section 262 of the DGCL) in connection with the Merger.

If Scheme Shareholders (as defined in the Scheme) approve the Scheme at the Court Meeting, the requisite resolutions are passed at the EGM and the Irish High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Strongbridge shareholders, including those Strongbridge shareholders who did not vote or who voted against it at the Court Meeting and/or the EGM. If Strongbridge shareholders approve the Scheme and the High Court sanctions the Scheme, no Strongbridge shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Strongbridge ordinary shares. If the Scheme becomes effective, all Strongbridge shareholders who hold Strongbridge ordinary shares will receive the same Scheme Consideration per Strongbridge ordinary share.

Accounting Treatment of the Transaction (See page 116)

Xeris will account for the Acquisition using the Acquisition method of accounting in accordance with U.S. GAAP. Xeris will measure the assets acquired and liabilities assumed at their fair values including net tangible and identifiable intangible assets acquired and liabilities assumed as of the closing of the Transaction.

Tax Consequences of the Scheme (See page 117)

Taxation of chargeable gains

Non-Irish resident shareholders

Strongbridge shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their Strongbridge ordinary shares in connection with a trade carried on by such shareholders through an Irish branch or agency should not be liable for Irish tax on changeable gains (“Irish CGT”) in relation to the Scheme. A shareholder who is an individual and who is temporarily non-resident of Ireland may, under anti-avoidance legislation, still be liable to Irish taxation on any chargeable gain realised (subject to the availability of exemptions or reliefs).

Irish resident shareholders

Strongbridge shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that hold their Strongbridge ordinary shares in connection with a trade carried on by such persons through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT in relation to the Scheme.

Irish holders may be subject to Irish CGT (in the case of individuals) or Irish corporation tax (in the case of Irish resident companies and non-Irish resident companies holding its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency) to the extent that the proceeds realised from the disposal of their Strongbridge ordinary shares exceed the base cost of their Strongbridge ordinary shares plus incidental selling expenses.

Proceeds of disposal

The amount of the proceeds which are deemed to be realised from the disposal will depend, in part, on the Irish CGT treatment of the CVRs, which is not certain.

Irish Holders – individuals

An annual exemption allows individuals to realise chargeable gains of up to €1,270 in each tax year without giving rise to Irish CGT. This exemption may not be transferred between spouses. Irish holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains.

Irish Holders – corporate shareholders

A holder that is an Irish tax resident company, or a company which holds its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency should be within the charge to Irish CGT on the disposal of their Strongbridge ordinary shares pursuant to the Scheme. The Irish CGT will be returned as corporation tax in the Irish resident corporate Holders corporation tax return and will be payable along with the corporation tax liability for the relevant period.

Stamp duty

No Irish stamp duty should be payable by Strongbridge shareholders on the issue of the HoldCo Consideration Shares or the cancellation of the Strongbridge ordinary shares pursuant to the scheme.

U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares

HoldCo, Xeris and Strongbridge each intend that, subject to certain limitations and qualifications described in the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares,” beginning on page 118, the Scheme and the Merger, taken together, will qualify as a transaction described in Section 351 of the Code (as defined herein). If such treatment applies, U.S. Holders (as defined herein) of Strongbridge ordinary shares will generally not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Strongbridge ordinary shares in the Scheme. However, there is uncertainty as to whether Section 1291(f) of the Code may apply to prohibit such nonrecognition treatment due to Strongbridge’s prior status as a “passive foreign investment company,” as discussed in the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares—Passive Foreign Investment Company Rules” beginning on page 125.

The treatment of any cash received by a holder of Strongbridge ordinary shares in lieu of fractional entitlements to HoldCo common stock is discussed in the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares—Cash in Lieu of Fractional Shares” beginning on page 121.

The potential treatment of the receipt of a CVR, and the receipt of any cash or HoldCo common stock pursuant to a CVR, by a holder of Strongbridge ordinary shares is discussed in the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares—Potential Treatments of the CVR Consideration” beginning on page 121. There is uncertainty regarding the proper treatment, for U.S. federal income tax purposes, of the receipt of a CVR and the receipt of cash or HoldCo common stock pursuant to a CVR. The treatment of the receipt of cash pursuant to a CVR may be affected by the application of Section 304 of the Code, as discussed in the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares—Potential Application of Section 304 of the Code” beginning on page 124.

For a more detailed summary of the U.S. federal income tax consequences of the Scheme, see the section of this joint proxy statement/prospectus titled “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares” beginning on page 120.

Holders of Strongbridge ordinary shares are urged to consult their tax advisors to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of exchanging Strongbridge ordinary shares pursuant to the Scheme in light of their particular circumstances.

Material U.S. Federal Income Tax Consequences of the Merger to Xeris and HoldCo

HoldCo, Xeris and Strongbridge each intend that, as described in the section of this joint proxy statement/prospectus titled “U.S. Federal Income Tax Consequences of the Merger—Material U.S. Federal Income Tax

Consequences of the Merger to Xeris and HoldCo,” beginning on page 130, the Scheme and the Merger, taken together, will qualify as a transaction described in Section 351 of the Code (as defined herein). If such treatment applies, Xeris and HoldCo will not be subject to U.S. federal income tax as a result of the Merger.

U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Xeris Common Stock

HoldCo, Xeris and Strongbridge each intend that, subject to certain limitations and qualifications described in the section of this joint proxy statement/prospectus titled “U.S. Federal Income Tax Consequences of the Merger—U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Xeris Common Stock,” beginning on page 130, the Scheme and the Merger, taken together, will qualify as a transaction described in Section 351 of the Code. If such treatment applies, U.S. Holders (as defined herein) of Xeris common stock will generally not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Xeris common stock in the Merger.

The treatment of any cash received by a U.S. Holder of Xeris common stock in lieu of fractional entitlements to HoldCo common stock is discussed in the section of this joint proxy statement/prospectus titled “U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Xeris Common Stock—Cash in Lieu of Fractional Shares” beginning on page 130.

For a more detailed summary of the U.S. federal income tax consequences of the Merger, see the section of this joint proxy statement/prospectus titled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 129.

Holders of Xeris common stock are urged to consult their tax advisors to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of exchanging Xeris common stock pursuant to the Merger in light of their particular circumstances.

U.S. Federal Income Tax Consequences to Non-U.S. Holders of Holding Holdco Common Stock

Certain U.S. federal income tax consequences of the ownership and disposition of HoldCo common stock by a Non-U.S. Holder (as defined herein) are discussed in the section of this joint proxy statement/prospectus titled “U.S. Federal Income Tax Consequences to Non-U.S. Holders of Holding Holdco Common Stock” beginning on page 132.

Non-U.S. Holders of HoldCo common stock are urged to consult their tax advisers to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of holding HoldCo common stock.

Listing of HoldCo Common Stock on Stock Exchange (See page 136)

HoldCo’s shares of common stock currently are not traded or quoted on a stock exchange or quotation system. HoldCo expects that (and it is condition to the Transaction that), following the Transaction, shares of HoldCo common stock will be listed for trading on the Nasdaq under the ticker “XERS”.

Delisting and Deregistration of Xeris Common Stock (See page 136)

Following the consummation of the Transaction, Xeris common stock will be delisted from the Nasdaq and deregistered under the Exchange Act.

Delisting and Deregistration of Strongbridge Ordinary Shares (See page 136)

Following the consummation of the Transaction, Strongbridge ordinary shares will be delisted from the Nasdaq and deregistered under the Exchange Act.

Comparison of Stockholders’ Rights (See page 191)

Upon the completion of the Transaction, current Xeris stockholders and Strongbridge shareholders will become stockholders of HoldCo and their rights will be governed by Delaware law and the governing corporate documents of HoldCo in effect at the completion of the Transaction, the forms of which are attached as Annex G and Annex H hereto. Strongbridge shareholders will have different rights once they become HoldCo stockholders due to differences between Irish law and Delaware law and differences between the governing corporate documents of each of the entities. As Xeris and HoldCo are both Delaware corporations, the rights of current Xeris stockholders and the stockholders of HoldCo after the completion of the Transaction are not materially different as more fully described in the comparison below. These differences are described in detail in the section entitled “Comparison of Stockholders’ Rights” beginning on page 191).

The Special Meeting of Xeris’ Shareholders (See page 47)

Xeris will hold the Special Meeting on September 14, 2021 at 8:00 a.m. Central Time. The Special Meeting will be a virtual meeting due to the public health impact of the COVID-19 pandemic. Xeris stockholders will be able to attend and participate in the Special Meeting online (see below for details regarding admission), where Xeris stockholders will be able to listen to the Special Meeting live, vote electronically and submit questions.

The Special Meetings of Strongbridge’s Shareholders (See page 52)

The Court Meeting will be held on September 8, 2021, at 12:00 p.m. local time (5:00 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America. The EGM will be held on September 8, 2021 at 12:30 p.m. local time (5:30 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America, or, if the Court Meeting has not concluded by 12:30 p.m. local time, as soon as possible after the conclusion or adjournment of the Court Meeting. Shareholders in Ireland, or their proxies, may participate in the Court Meeting and/or the EGM by audio link at the offices of Arthur Cox LLP, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

Comparative Per Share Market Price

Xeris common stock and Strongbridge ordinary shares are traded on the Nasdaq under the tickers XERS and SBBP, respectively. The following table presents the closing prices of Xeris common stock and Strongbridge ordinary shares on May 21, 2021, the last trading day before the public announcement of the Transaction Agreement, and July 22, 2021, the last practicable trading day before the date of this joint proxy statement/prospectus. The table also shows the estimated equivalent per share value of the Scheme Consideration for each Strongbridge ordinary share (without considering any potential CVR payout) on the relevant date.

Date	Xeris Closing Price	Strongbridge Closing Price	Estimated Equivalent Per Share Value (Without CVR)(1)
May 21, 2021	$3.47	$2.41	$2.72
July 22, 2021	$3.52	$2.72	$2.76

(1)

The implied value of the per share Scheme Consideration represents the per share value based on the closing prices of Xeris common stock of $3.47 on May 21, 2021 and $3.52 on July 22, 2021, respectively, and the Exchange Ratio

Risk Factors (See page 30)

In addition to the other information contained in or incorporated by reference into this joint proxy statement/prospectus, you should consider carefully the following risk factors, including the matters addressed under the caption “Cautionary Statement Regarding Forward-Looking Statements.” You should also read and consider the risks associated with the business of Xeris and the risks associated with the business of Strongbridge because these risks will also affect HoldCo. Descriptions of these risks can be found in each of Xeris’ and Strongbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, each of which are filed with the SEC and incorporated by reference into this joint proxy statement/prospectus, and any subsequent reports filed with the SEC. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 205.

Risks Related to the Acquisition and Merger

•	Xeris stockholders and Strongbridge shareholders cannot be sure of the value of the consideration they will receive in the Transaction.

•	The market price for HoldCo common stock may be affected by factors different from those that historically have affected Xeris common stock and Strongbridge ordinary shares.

•	Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that cannot be met.

•	The Transaction Agreement may be terminated in accordance with its terms and the Transaction may not be completed.

•	Termination of the Transaction Agreement could negatively impact Xeris and/or Strongbridge.

•	Xeris and Strongbridge will be subject to business uncertainties while the Transaction, including the Scheme, is pending.

•	Xeris and Strongbridge will be subject to certain contractual restrictions while the Transaction is pending.

•	Third parties may terminate or alter existing contracts or relationships with Xeris or Strongbridge.

•	Xeris and Strongbridge will incur significant transaction costs in connection with the Acquisition.

•

Xeris directors and executive officers may have interests in the Merger different from the interests of Xeris stockholders generally, and Strongbridge directors and executive officers may have interests in the Acquisition different from the interests of Strongbridge shareholders generally.

•

Existing Xeris stockholders and Strongbridge shareholders will have a reduced ownership and voting interest in, and will exercise less influence over management of, HoldCo after the Transaction than they did with respect to Xeris and Strongbridge prior to the Transaction.

•

Shares of HoldCo common stock to be received by Xeris stockholders in the Merger and Strongbridge shareholders in the Acquisition will have rights different from the shares of Xeris common stock and Strongbridge ordinary shares, respectively.

•	Declaration, payment and amounts of dividends, if any, to holders of shares of HoldCo common stock will be uncertain.

•	The Transaction Agreement contains provisions that may discourage other companies from trying to enter into a strategic transaction with either Xeris or Strongbridge for greater consideration.

•

The market price of HoldCo’s common stock may be volatile, and holders of HoldCo’s common stock could lose a significant portion of their investment due to drops in the market price of HoldCo’s common stock following completion of the Transaction.

•	The fairness opinion of SVB Leerink delivered prior to the entry into the Transaction Agreement does not reflect changes in circumstances that may have occurred since the date of the opinion.

•	The fairness opinion of MTS Securities delivered prior to the entry into the Transaction Agreement does not reflect changes in circumstances that may have occurred since the date of the opinion.

•	Xeris stockholders and Strongbridge shareholders will not be entitled to appraisal rights in the Transaction.

Risks Related to the CVRs

•	You may not receive any payment pursuant to the CVR.

•

Any payment on the CVRs may be, at HoldCo’s sole discretion, made in a number of shares of HoldCo common stock based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date, which means you may receive shares of HoldCo common stock with a value less than the cash value of the corresponding Milestone Payment if the value of HoldCo common stock at the time of such Milestone Payment is less than the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date.

•	The CVRs are non-transferable and non-tradeable and the value of the CVRs is only realizable to the extent that the Milestones are achieved.

•	The U.S. federal income tax treatment of the CVRs is unclear.

Risks Related to the Combined Company

•	Failure to successfully integrate the businesses of Xeris and Strongbridge in the expected timeframe may adversely affect the combined company’s future results.

•

HoldCo has no operating or financial history and the unaudited pro forma condensed combined financial statements included in this joint proxy statement/prospectus are preliminary. Therefore, the actual financial condition and results of operations of HoldCo after the Transaction may differ materially.

•

The financial analyses and forecasts considered by Xeris and Strongbridge and their respective financial advisors may not be realized, which may adversely affect the market price of HoldCo common stock following the completion of the Transaction.

•

Combining the businesses of Xeris and Strongbridge may be more difficult, costly or time consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of HoldCo common stock following the Transaction.

•

Whether or not the Transaction is completed, the announcement and pendency of the Transaction will divert significant management resources to complete the Transaction, which could have an adverse effect on their respective businesses, financial results, and/or market prices.

•	HoldCo’s future results will suffer if it does not effectively manage its expanded operations following the Transaction.

•	HoldCo will incur significant costs in connection with the integration of the combined company.

•	The combined company will be exposed to the risks related to international operations.

•

Changes in tax laws or regulations that are applied adversely to the combined company or our customers may have a material adverse effect on our business, cash flow, financial condition or results of operations.

•	Our ability to use net operating losses and credits to offset future taxable income may be subject to limitations.

•	Use of HoldCo stock for future acquisitions may be limited.

•

The HoldCo bylaws will provide that the Court of Chancery of the State of Delaware or the federal district courts of the United States shall be the exclusive forum for certain disputes between HoldCo and its shareholders, which could limit shareholders’ ability to obtain a favorable judicial forum for disputes with HoldCo. If this exclusive forum provision is found to be inapplicable or unenforceable, HoldCo may not achieve the intended benefits of such provision.

•	The combined company may be exposed to increased litigation, which could have an adverse effect on the combined company’s business and operations.

Selected Unaudited Pro Forma Financial Data (See page 166)

The following selected unaudited pro forma financial data (the “selected pro forma data”) gives effect to the Acquisition. The selected pro forma data have been prepared using the acquisition method of accounting under U.S. GAAP, under which the assets and liabilities of Strongbridge will be recorded by Xeris at their respective fair values as of the date the Acquisition is completed.

The selected Unaudited Pro Forma Condensed Combined Balance Sheet data as of March 31, 2021 gives effect to the Acquisition as if it occurred on March 31, 2021. The selected Unaudited Pro Forma Condensed Combined Statement of Operations data for the fiscal year ended December 31, 2020 and the three months ended March 31, 2021 give effect to HoldCo’s results of operations as if the Acquisition occurred on January 1, 2020.

The selected pro forma data has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial statements (the “pro forma statements”) of the combined company appearing elsewhere in this joint proxy statement/prospectus and the accompanying notes to the pro forma statements. In addition, the pro forma statements were based on, and should be read in conjunction with, the historical audited financial statements of Xeris (which are incorporated by reference in this joint proxy statement/prospectus), the historical audited financial statements of Strongbridge (which are incorporated by reference in this joint proxy statement/prospectus) and the historical unaudited financial statements of Xeris for the three-month period ended March 31, 2021 (which are incorporated by reference in this joint proxy statement/prospectus) and the historical unaudited financial statements of Strongbridge for the three-month period ended March 31, 2021 (which are incorporated by reference in this joint proxy statement/prospectus). See “Where You Can Find More Information” and “Unaudited Pro Forma Condensed Combined Financial Information” sections of this joint proxy statement/prospectus for additional information.

Selected Unaudited Pro Forma Condensed Combined Balance Sheet

(in thousands)	As of March 31,
2021
Cash and cash equivalents	$106,804
Short-term investments	$69,290
Total assets	$427,693
Long-term debt, net	$87,272
Total liabilities	$182,532
Common shares outstanding	125,179

Selected Unaudited Pro Forma Condensed Combined Statements of Operations

(in thousands, except per share data)	Three Months Ended March 31, 2021	For the year ended December 31, 2020
Total revenues	$16,577	$51,166
Loss from operations	$(26,254)	$(145,194)
Net loss	$(28,887)	$(153,362)
Net loss per common share - basic and diluted	$(0.24)	$(1.51)

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this joint proxy statement/prospectus, you should consider carefully the following risk factors, including the matters addressed under the caption “Cautionary Statement Regarding Forward-Looking Statements.” You should also read and consider the risks associated with the business of Xeris and the risks associated with the business of Strongbridge because these risks will also affect HoldCo. Descriptions of these risks can be found in each of Xeris’ and Strongbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, each of which is filed with the SEC and incorporated by reference into this joint proxy statement/prospectus and any subsequent reports filed with the SEC. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. See the section entitled “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

Risks	Related to the Acquisition and Merger

Xeris stockholders and Strongbridge shareholders cannot be sure of the value of the consideration they will receive in the Transaction.

Xeris stockholders and Strongbridge shareholders will receive a fixed number of shares of HoldCo common stock in the Merger and the Acquisition, respectively, rather than a number of shares of HoldCo common stock with a particular fixed market value. The market values of Xeris common stock and Strongbridge ordinary shares at the completion of the Transaction may vary significantly from their prices on the date prior to the date the Transaction Agreement was executed, the date of this joint proxy statement/prospectus or the date on which Xeris stockholders and Strongbridge shareholders vote on the Merger proposal and the Acquisition proposal, respectively. Because the respective Xeris and Strongbridge exchange ratios are fixed and will not be adjusted to reflect any changes in the market prices of Xeris common stock or Strongbridge ordinary shares, the market value of the HoldCo common stock issued in the Merger or the Acquisition, as applicable, and the Xeris common stock and Strongbridge ordinary shares surrendered in the Merger and the Acquisition, respectively, may be higher or lower than the market values of these shares on earlier dates. All of the consideration to be received by Xeris stockholders and Strongbridge shareholders pursuant to the Transaction will be HoldCo common stock, with the exception of cash in lieu of fractional shares and, in the case of Strongbridge shareholders, CVRs, each worth up to a maximum of $1.00 per Strongbridge ordinary share settleable in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo’s common stock, at HoldCo’s sole discretion. At the time of the special meetings, Xeris stockholders and Strongbridge shareholders will not know or be able to determine the value of the HoldCo common stock they may receive upon completion of the Transaction. Changes in the market prices of Xeris common stock and Strongbridge ordinary shares may result from a variety of factors that are beyond the control of Xeris or Strongbridge, including changes in their respective businesses, operations and prospects, regulatory considerations, governmental actions, and legal proceedings and other developments. Market assessments of the benefits of the Transaction, the likelihood that the Transaction will be completed and general and industry-specific market and economic conditions may also have an effect on the market price of Xeris common stock and Strongbridge ordinary shares.

Changes in market prices of Xeris common stock and Strongbridge ordinary shares may also be caused by fluctuations and developments affecting industry specific and general economic and market conditions and may have an adverse effect on Xeris common stock and Strongbridge ordinary shares prior to the consummation of the Transaction.

Neither Xeris nor Strongbridge is permitted to terminate the Transaction Agreement solely because of changes in the market prices of Xeris common stock and/or Strongbridge ordinary shares. In addition, the market values of Xeris common stock and Strongbridge ordinary shares may vary significantly from the date of the special meetings to the date of the completion of the Transaction. You are urged to obtain up-to-date prices for Xeris common stock and Strongbridge ordinary shares. There is no assurance that the Transaction will be completed, that there will not be a delay in the completion of the Transaction, or that all or any of the anticipated benefits of the Transaction will be obtained.

The market price for HoldCo common stock may be affected by factors different from those that historically have affected Xeris common stock and Strongbridge ordinary shares.

Upon completion of the Transaction, holders of shares of Xeris common stock and holders of Strongbridge ordinary shares will become holders of shares of HoldCo common stock. Xeris and Strongbridge each have businesses that differ from each other. Accordingly, the results of operations of HoldCo will be affected by some factors that are different from those currently affecting the results of operations of each of Xeris and Strongbridge. For a discussion of the businesses of Xeris and Strongbridge and of some important factors to consider in connection with those businesses, see the documents incorporated by reference in this joint proxy statement/prospectus and referred to under “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that cannot be met.

Completion of the Transaction is conditioned upon, among other things, the expiration or termination of the waiting period (and any extensions thereof) applicable to the Transaction under the HSR Act. While Xeris and Strongbridge have determined that a filing is not required under the HSR Act, at any time before or after the Transaction is consummated, any of the DOJ, the FTC or U.S. state attorneys general or foreign governmental authorities could take action under the antitrust laws in opposition to the Transaction, including seeking to enjoin completion of the Transaction, condition completion of the Transaction upon the divestiture of assets of Xeris, Strongbridge or their subsidiaries or impose restrictions on HoldCo’s post-Transaction operations. These could negatively affect the results of operations and financial condition of the combined company following completion of the Transaction. Any such requirements or restrictions may prevent or delay completion of the Transaction or may reduce the anticipated benefits of the Transaction, which could also have a material adverse effect on the combined company’s business and cash flows, financial condition and results of operations.

The Transaction Agreement may be terminated in accordance with its terms and the Transaction may not be completed.

The completion of the Transaction is subject to the satisfaction or waiver of a number of conditions. Those conditions include: (i) the approval by the Strongbridge shareholders; (ii) the approval of the Transaction Agreement by the Xeris stockholders; (iii) certain of the EGM resolutions being duly passed by the Strongbridge shareholders at the EGM; (iv) the Irish High Court’s sanction of the Scheme (without material modification) and confirmation of the reduction of the share premium account and registration of the Court Order and minutes by the Registrar; (v) the Nasdaq having authorized, and not withdrawn such approval, the listing of all of the HoldCo common stock to be issued in the Scheme, subject only to official notice of issuance; (vi) all applicable waiting periods under the HSR Act in connection with the Acquisition and/or the Merger, if any, having expired or having been terminated; (vii) the European Commission deciding that it will allow closing of the Acquisition, to the extent it constitutes a concentration within the scope of the EC Merger Regulation or otherwise constitutes a concentration subject to the EC Merger Regulation, or, to the extent that all or part of the Acquisition is referred to a competent authority of an EEA member state, such authority or authorities having issued a final decision or decisions constituting such decision; (viii) the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part and the absence of any stop order or proceedings by the SEC; (ix) all required clearances having been obtained and remaining in full force and effect and applicable waiting periods having expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition and/or the Merger, under the antitrust, competition or foreign investment laws of any jurisdiction in which Xeris, Strongbridge or any of their affiliates operate their respective businesses or own any assets; (x) no law, order, writ, decree, judgment, injunction, restraint or prohibition by any court of competent jurisdiction or order, writ, decree, judgment, injunction, restraint or prohibition under any antitrust order by any relevant authority which restrains, enjoins, makes illegal or otherwise prohibits consummation of the Acquisition or the Merger having been issued, made, enacted or entered and continuing to be in effect; (xi) the Transaction

Agreement not having been terminated in accordance with its terms; (xii) the accuracy of the other party’s representations and warranties, subject to specified materiality standards; (xiii) the performance by the other party of its obligations, covenants and agreements under the Transaction Agreement in all material respects; and (xiv) the delivery by the other party of an officer’s certificate certifying such accuracy of its representations and warranties and such performance of its obligations and covenants.

These conditions to the closing may not be fulfilled and, accordingly, the Transaction may not be completed. In addition, if the Transaction is not completed by February 24, 2022, either Xeris or Strongbridge may choose not to proceed with the Transaction, and the parties can mutually decide to terminate the Transaction Agreement at any time prior to the consummation of the Merger and the Scheme. In addition, Xeris or Strongbridge may elect to terminate the Transaction Agreement in certain other circumstances. If the Transaction Agreement is terminated, Xeris and Strongbridge may incur substantial fees in connection with termination of the Transaction Agreement and will not recognize the anticipated benefits of the Transaction. See “The Transaction Agreement—Expenses” and “Expenses Reimbursement Agreement” beginning on pages 156 and 157 respectively of this joint proxy statement/prospectus.

Termination of the Transaction Agreement could negatively impact Xeris and/or Strongbridge.

If the Transaction Agreement is terminated in accordance with its terms and the Transaction is not consummated, the ongoing businesses of Xeris and Strongbridge may be adversely affected by a variety of factors. Xeris and Strongbridge’s respective businesses may be adversely impacted by the failure to pursue other beneficial opportunities during the pendency of the Transaction, by the failure to obtain the anticipated benefits of completing the Transaction, by payment of certain costs relating to the Transaction, and by the focus of their respective managements on the Transaction for an extended period of time rather than on management opportunities or other issues. The market price of Xeris common stock and/or Strongbridge ordinary shares might decline as a result of any such failures to the extent that the current market prices reflect a market assumption that the Transaction will be completed.

Xeris or Strongbridge may also be negatively impacted if the Transaction Agreement is terminated and their respective boards seek but are unable to find another business combination or strategic transaction offering equivalent or more attractive consideration than the consideration to be provided in the Transaction, or if the respective companies become subject to litigation related to entering into or failing to consummate the Transaction, including direct actions by Xeris stockholders or Strongbridge shareholders, as applicable, against the directors and/or officers of Xeris or Strongbridge for breaches of fiduciary duty, or derivative actions brought by Xeris stockholders or Strongbridge shareholders in the name of the respective companies.

Xeris and Strongbridge will be subject to business uncertainties while the Transaction, including the Scheme, are pending.

Uncertainty about the completion or effect of the Transaction may affect the relationship between Xeris and Strongbridge and their respective suppliers, customers, distributors, licensors and licensees and may have an adverse effect on Xeris and/or Strongbridge, and consequently on the combined company. These uncertainties may cause suppliers, customers, distributors, licensors and others that deal with the parties to seek to change existing business relationships with Xeris or Strongbridge, as applicable, and to delay or defer decisions concerning Xeris or Strongbridge. Changes to existing business relationships, including termination or modification, could negatively affect each of Xeris’ and Strongbridge’s revenues, earnings and cash flow, as well as the market price of Xeris’ common stock and Strongbridge’s ordinary shares.

Xeris and Strongbridge will be subject to certain contractual restrictions while the Transaction is pending.

The Transaction Agreement restricts each of Xeris and Strongbridge, and each of their subsidiaries, from making certain acquisitions and divestitures, entering into certain contracts, incurring certain indebtedness and expenditures, paying dividends, repurchasing or issuing securities outside of existing share repurchase and equity award programs, and taking other specified actions until the earlier of the completion of the Transaction or the termination of the Transaction Agreement without the consent of the other party. These restrictions may prevent Xeris and/or Strongbridge from pursuing attractive business opportunities that may arise prior to the completion of the Transaction and could have the effect of delaying or preventing other strategic transactions. Adverse effects arising from the pendency of the Transaction could be exacerbated by any delays in consummation of the Transaction or the termination of the Transaction Agreement. See “The Transaction Agreement—Covenants and Agreements” beginning on page 143 of this joint proxy statement/prospectus.

Third parties may terminate or alter existing contracts or relationships with Xeris or Strongbridge.

Each of Xeris and Strongbridge has contracts with customers, suppliers, vendors, distributors, landlords, licensors, joint venture partners, and other business partners which may require Xeris or Strongbridge, as applicable, to obtain consent from these other parties in connection with the Transaction. If these consents cannot be obtained, the counterparties to these contracts and other third parties with which Xeris and/or Strongbridge currently have relationships may have the ability to terminate, reduce the scope of or otherwise materially adversely alter their relationships with either or both of the parties in anticipation of the Transaction, or with the combined company following the Transaction. The pursuit of such rights may result in Xeris, Strongbridge or the combined company suffering a loss of potential future revenue or incurring liabilities in connection with a breach of such agreements and may lose rights that are material to its business. Any such disruptions could limit the combined company’s ability to achieve the anticipated benefits of the Transaction. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the Transaction or the termination of the Transaction Agreement.

Xeris and Strongbridge will incur significant transaction costs in connection with the Acquisition.

Xeris and Strongbridge have incurred and expect to incur a number of non-recurring costs associated with the Transaction. These costs and expenses include financial advisory, legal, accounting, consulting and other advisory fees and expenses, reorganization and restructuring costs, severance/employee benefit-related expenses, public company filing fees and other regulatory expenses, printing expenses and other related charges. Some of these costs are payable by Xeris and Strongbridge regardless of whether the Transaction is completed. Moreover, under specified circumstances, Xeris or Strongbridge may be required to pay an expense reimbursement amount of up to $1,950,000. See “The Transaction Agreement—Expenses” and “Expenses Reimbursement Agreement” beginning on pages 156 and 157 respectively of this joint proxy statement/prospectus.

The combined company will also incur restructuring and integration costs in connection with the Transaction. The costs related to restructuring and integration will be expensed as a cost of the ongoing results of operations of the combined company. There are a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the Merger and the integration of the two companies’ businesses. Although Xeris and Strongbridge expect that the elimination of duplicative costs, strategic benefits, additional income as well as the realization of other efficiencies related to the integration of the businesses may offset incremental transaction-related and restructuring and integration costs over time, any net benefit may not be achieved in the near term or at all. While both Xeris and Strongbridge have assumed that certain expenses would be incurred in connection with the Transaction and other transactions contemplated by the Transaction Agreement, there are many factors beyond their control that could affect the total amount or the timing of the restructuring, integration and implementation expenses.

Xeris directors and executive officers may have interests in the Merger different from the interests of Xeris stockholders generally, and Strongbridge directors and executive officers may have interests in the Acquisition different from the interests of Strongbridge shareholders generally.

Certain of the directors and executive officers of each of Xeris and Strongbridge negotiated the terms of the Transaction Agreement, the Independent Xeris Directors recommended that Xeris stockholders vote in favor of adopting the Transaction Agreement and approving the Merger, and the Independent Strongbridge Directors recommended that Strongbridge shareholders vote in favor of the Scheme proposal at the Court Meeting and the other Strongbridge proposals to be proposed at the EGM. These directors and executive officers may have interests in the Transaction which are different from, or in addition to, or in conflict with, those of Xeris stockholders and Strongbridge shareholders, generally. These interests include the continued employment of certain executive officers of Xeris and Strongbridge by the combined company, the continued positions of a number of directors of Xeris and Strongbridge as directors of HoldCo, the payment of cash retention awards to certain Strongbridge executive officers, the treatment in the Merger and the Acquisition of stock options and restricted stock units held by Xeris directors and executive officers or Strongbridge directors and executive officers, as applicable, the effect of the Transaction on any employment, severance or change in control arrangements entered into with Xeris directors and executive officers or Strongbridge directors and executive officers, as applicable, and the indemnification of former Xeris and Strongbridge directors and officers by HoldCo. Xeris stockholders and Strongbridge shareholders should be aware of these interests when they consider recommendations of the respective Independent Xeris Directors and Independent Strongbridge Directors that they vote in favor of the Transaction and the proposals. The Independent Xeris Directors were aware of these interests when they determined that the Transaction Agreement and the Transaction contemplated thereby were advisable and fair to, and in the best interests of, the Xeris stockholders and recommended that the Xeris stockholders adopt the Transaction Agreement. The interests of Xeris directors and executive officers are described in more detail in the section of this joint proxy statement/prospectus entitled “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction” beginning on page 108 of this joint proxy statement/prospectus. Likewise, the Independent Strongbridge Directors were aware of these interests when they determined that the Transaction Agreement and the Transaction contemplated thereby were advisable and fair to, and in the best interests of, the Strongbridge shareholders and recommended that the Strongbridge shareholders approve the Transaction Agreement and the Scheme. The interests of Strongbridge directors and executive officers are described in more detail in the section of this joint proxy statement/prospectus entitled “The Transaction—Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108 of this joint proxy statement/prospectus.

Existing Xeris stockholders and Strongbridge shareholders will have a reduced ownership and voting interest in, and will exercise less influence over management of, HoldCo after the Transaction than they did with respect to Xeris and Strongbridge prior to the Transaction.

Xeris stockholders and Strongbridge shareholders currently have the right to vote in the election of the Xeris Board and the Strongbridge Board, respectively, and on other matters affecting the respective companies. Upon the completion of the Transaction, each Xeris stockholder and each Strongbridge shareholder who receives shares of HoldCo common stock in the Transaction will become a stockholder of HoldCo with a percentage ownership of, and voting interest in, HoldCo that is smaller than such stockholder’s or shareholder’s percentage ownership of, and voting interest in, Xeris or Strongbridge, as applicable, immediately prior to the Transaction. Immediately following the completion of the Transaction, the former Xeris stockholders, as a group, will own approximately 60% of HoldCo and the former Strongbridge shareholders, as a group, will own approximately 40% of HoldCo. In particular, Strongbridge shareholders, as a group, will have less than a majority of the ownership and voting power of HoldCo and, therefore, will be able to exercise less collective influence over the management and policies of HoldCo than they currently exercise over the management and policies of Strongbridge. In addition, former directors of Xeris will constitute a majority of the HoldCo board and former directors of Strongbridge will constitute a minority. Accordingly, Xeris stockholders and Strongbridge shareholders will have less influence on the management and policies of the combined company than they now have on the management and policies of Xeris or Strongbridge, as applicable.

Shares of HoldCo common stock to be received by Xeris stockholders in the Merger and Strongbridge shareholders in the Acquisition will have rights different from the shares of Xeris common stock and Strongbridge ordinary shares, respectively.

Upon completion of the Transaction, Xeris stockholders and Strongbridge shareholders will no longer be stockholders/shareholders of Xeris and/or Strongbridge, as applicable, but will instead be stockholders of HoldCo. The rights of former Xeris stockholders and Strongbridge shareholders who become HoldCo stockholders will be governed by the HoldCo charter and the HoldCo bylaws, each of which will be adopted, prior to the completion of the Transaction, in substantially the form attached as Annex G and Annex H, respectively. The rights associated with shares of HoldCo common stock are different from the rights associated with shares of Xeris common stock or Strongbridge ordinary shares. See “Comparison of Stockholders’ Rights” beginning on page 191 of this joint proxy statement/prospectus.

Declaration, payment and amounts of dividends, if any, to holders of shares of HoldCo common stock will be uncertain.

The amounts of dividends, if any, that are declared or paid to HoldCo stockholders cannot yet be determined and depends on a number of factors. The HoldCo board will have sole discretion to determine whether any dividends will be declared, when dividends, if any, are declared, and the amounts of such dividends. We expect that such determination would be based on a number of considerations, including HoldCo’s results of operations and capital management plans and the market price of HoldCo common stock, the combined company’s access to capital markets, as well as industry practice and other factors deemed relevant by the HoldCo board. In addition, HoldCo’s ability to pay dividends and the amounts of any dividends ultimately paid in respect of the HoldCo common stock will, in each case, be subject to HoldCo receiving funds, directly or indirectly, from its operating subsidiaries, including Xeris and Strongbridge. Further, the ability of Xeris and Strongbridge to make distributions to HoldCo will depend on satisfying Delaware and Irish law respectively with respect to such distributions, and the ability of Xeris and Strongbridge to receive distributions from their own respective subsidiaries will continue to depend on the laws of the jurisdictions in which such subsidiaries are organized. In addition, such distributions may be limited or prohibited by contractual agreements of either Xeris or Strongbridge. There can be no guarantee that HoldCo stockholders will receive or be entitled to dividends commensurate with the historical dividends of Xeris or Strongbridge. Finally, distributions may be further restricted by current or future debt or other financing agreements.

The Transaction Agreement contains provisions that may discourage other companies from trying to enter into a strategic transaction with either Xeris or Strongbridge for greater consideration.

The Transaction Agreement contains provisions that may discourage a third party from submitting a business combination proposal to Xeris or Strongbridge or both during the pendency of the proposed combination transaction as well as afterward, should the Transaction not be consummated, that might result in greater value to Xeris stockholders or Strongbridge shareholders, as applicable, than the Transaction. These Transaction Agreement provisions include a general prohibition on each company from soliciting, or, subject to certain exceptions, entering into discussions with any third party regarding any Acquisition or combination proposal or offers for competing transactions, subject to limited exceptions. Further, if either the Independent Xeris Directors or the Independent Strongbridge Directors (i) withdraws, qualifies or modifies, or proposes publicly to withdraw, qualify or modify, or fails to make, in each case in any manner adverse to the other party, its approval or recommendation of adopting the Transaction Agreement and approving the Merger or the Scheme, as applicable, or (ii) approves or recommends, or proposes publicly to approve or recommend, any alternative acquisition proposal, Xeris or Strongbridge, as applicable, will still be required to submit the Merger and the Acquisition, respectively, to a vote of its stockholders or shareholders (as applicable) at their respective special meeting(s) unless the Transaction Agreement is earlier terminated in accordance with its terms. For further information, please see the section entitled “The Transaction Agreement” beginning on page 138 of this joint proxy statement/prospectus.

Moreover, under specified circumstances, either Xeris or Strongbridge may be required to pay an expense reimbursement amount of up to $1,950,000. For further information, please see the sections entitled “The Transaction Agreement—Expenses” and “Expenses Reimbursement Agreement” beginning on pages 156 and 157 respectively of this joint proxy statement/prospectus.

If the Transaction Agreement is terminated and either Xeris or Strongbridge determines to seek another strategic transaction, Xeris or Strongbridge, as applicable, may not be able to negotiate a transaction on terms comparable to, or better than, the terms of this Transaction.

The market price of the combined company’s common stock may be volatile, and holders of the combined company’s common stock could lose a significant portion of their investment due to drops in the market price of the combined company’s common stock following completion of the Transaction.

The market price of the combined company’s common stock may be volatile, and following completion of the Transaction, stockholders may not be able to resell their HoldCo common stock at or above the value at which they acquired the common stock pursuant to the Transaction Agreement or otherwise due to fluctuations in its market price, including changes in price caused by factors unrelated to the combined company’s operating performance or prospects.

Specific factors that may have a significant effect on the market price for the combined company’s common stock include, among others, the following:

•	changes in stock market analyst recommendations or earnings estimates regarding the combined company’s common stock, other companies comparable to it or companies in the industries they serve;

•	actual or anticipated fluctuations in the combined company’s operating results or future prospects;

•	reaction to public announcements by the combined company;

•	strategic actions taken by the combined company or its competitors;

•

failure of the combined company to achieve the perceived benefits of the Transaction, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;

•	adverse conditions in the financial market or general U.S. or international economic conditions, including those resulting from war, incidents of terrorism and responses to such events; and

•	sales of common stock by the combined company, members of its management team or significant stockholders.

The fairness opinion of SVB Leerink delivered prior to the entry into the Transaction Agreement does not reflect changes in circumstances that may have occurred since the date of the opinion.

The Xeris Board have not obtained an updated opinion from its financial advisor either as of the date of this joint proxy statement/prospectus or as of any other date subsequent to the date of the opinion, and Xeris does not anticipate asking its financial advisor to update its opinion. Changes in circumstances, including the operations and prospects of Xeris or Strongbridge, stock prices, general market and economic conditions and other factors, some or all of which may be beyond the control of Xeris or Strongbridge, including the recent coronavirus pandemic (COVID-19) that has caused higher than normal volatility in the financial markets generally, are not reflected in such opinion.

The Independent Xeris Directors’ recommendation that Xeris stockholders vote “FOR” the Xeris transaction proposal, however, is made as of the date of this joint proxy statement/prospectus. For a description of the opinion that the Independent Xeris Directors received from its financial advisor, please refer to “The Transaction—Opinion of Xeris’ Financial Advisor” beginning on page 88 of this joint proxy statement/prospectus.

The fairness opinion of MTS Securities delivered prior to Strongbridge’s entry into the Transaction Agreement does not reflect changes in circumstances that may have occurred since the date of the opinion.

The Strongbridge Board has not obtained an updated fairness opinion either as of the date of this joint proxy statement/prospectus or as of any other date subsequent to the date of the MTS Opinion from MTS Securities, an affiliate of MTS Health Partners, Strongbridge’s financial advisor. Changes in circumstances, including in the operations and prospects of Strongbridge or Xeris, stock prices, general market and economic conditions and other factors, some or all of which may be beyond the control of Strongbridge and Xeris, including the recent COVID-19 pandemic that has caused higher than normal volatility in the financial markets generally, are not reflected in such opinion. The MTS Opinion does not speak as of any date other than the date of the opinion. For a description of the MTS Opinion, please refer to “The Transaction—Opinion of Strongbridge’s Financial Advisor” beginning on page 98 of this joint proxy statement/ prospectus.

The Independent Strongbridge Directors’ recommendation that Strongbridge shareholders vote “FOR” the resolutions to approve the Scheme of Arrangement at the Strongbridge Special Meetings, however, is made as of the date of this joint proxy statement/prospectus.

Xeris and Strongbridge shareholders will not be entitled to appraisal rights in the Transaction.

Appraisal rights are statutory rights that, if applicable under law, enable stockholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to stockholders in connection with the extraordinary transaction. Under the DGCL, stockholders do not have appraisal rights if the shares of stock they hold, as of the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon a merger, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the Transaction Agreement to accept for their shares anything other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash instead of fractional shares or (d) any combination of clauses (a)-(c).

Because Xeris common stock is listed on the Nasdaq, a national securities exchange, and is expected to continue to be so listed on the record date for the Xeris Special Meeting, and because Xeris stockholders will receive shares of HoldCo common stock in the Merger, which is expected to be listed on the Nasdaq upon the effective time of the Transaction, Xeris stockholders will not be entitled to appraisal rights in the Merger with respect to their shares of Xeris common stock.

If Strongbridge shareholders approve the Scheme and the Irish High Court sanctions the Scheme, no Strongbridge shareholder will have “dissenters’ or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Strongbridge ordinary shares. If the Scheme becomes effective, all Strongbridge shareholders who hold Strongbridge ordinary shares will receive the same Scheme Consideration per Strongbridge ordinary share.

Risks Related to the CVRs

You may not receive any payment pursuant to the CVRs

Your right to receive any future payment on the CVRs will be contingent upon the achievement of certain agreed upon regulatory and sales milestones within the time periods specified in the CVR Agreement. If any of the milestones are not achieved for any reason within the applicable time periods, no payment will be made under the CVRs, and the CVRs will expire and become valueless. Accordingly, the value, if any, of the CVRs is speculative, and the CVRs may ultimately have no value. See “Contingent Value Rights Agreement” beginning on page 159 of this joint proxy statement/prospectus.

Any payment on the CVRs may be, at HoldCo’s sole discretion, made in a number of shares of HoldCo common stock based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date, which means you may receive shares of HoldCo common stock with a value less than the cash value of the corresponding Milestone Payment if the value of HoldCo common stock at the time of such Milestone Payment is less than the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date.

If a Milestone is achieved, the payment on such CVR will be made in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion. Any payment amounts made in HoldCo common stock will be based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date. The market price of Xeris common stock has fluctuated and will continue to fluctuate over time, and no guarantee can be made that HoldCo common stock will trade above the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date at or around the time of any CVR payment if such payment is made in HoldCo common stock in whole or in part. Therefore, you may receive shares of HoldCo common stock with a value less than the cash value of the corresponding Milestone Payment if the value of HoldCo common stock at the time of such Milestone Payment is less than the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date. See “Contingent Value Rights Agreement” beginning on page 159 of this joint proxy statement/prospectus.

The CVRs are non-transferable and non-tradeable, and the value of the CVRs is only realizable to the extent that the Milestones are achieved.

Holders of the CVRs are not permitted to sell, assign, transfer, pledge, encumber, or in any other manner dispose of the CVRs, in whole or in part, other than in certain highly limited circumstances specified in the CVR Agreement, and holders of the CVRs will receive payments on the CVR in whole or in part only if one or more Milestones are achieved. The CVRs will not be listed on any quotation system or traded on any securities exchange. As a result, holders of the CVRs may not realize full or any value from the CVRs for several years, if ever. See “Contingent Value Rights Agreement” beginning on page 159 of this joint proxy statement/prospectus.

The U.S. federal income tax treatment of the CVRs is unclear.

The U.S. federal income tax treatment of the CVRs is uncertain. There is no clear legal authority directly addressing the U.S. federal income tax treatment of the receipt of, and payments on, the CVRs. Whether the receipt of CVR is treated as an “open transaction” or a “closed transaction” for U.S. federal income tax purposes, and whether the CVR is paid in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, will affect the amount, timing, and character of any gain or loss recognized by a U.S. Holder (as defined in “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares”) in the Scheme and upon the receipt of payments under a CVR. See “Tax Consequences of the Scheme—U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares—Potential Treatments of the CVR Consideration” beginning on page 121 of this joint proxy statement/prospectus.

Risks Related to the Combined Company

Failure to successfully integrate the businesses of Xeris and Strongbridge in the expected timeframe may adversely affect the combined company’s future results.

Xeris and Strongbridge entered into the Transaction Agreement with the expectation that the Transaction will result in various benefits, including certain cost savings and operational efficiencies or synergies. To realize these anticipated benefits, the businesses of Xeris and Strongbridge must be successfully integrated. Historically, Xeris and Strongbridge have been independent companies, and they will continue to be operated as such until the completion of the Transaction. The integration may be complex and time consuming and may require substantial resources and effort. The management of the combined company may face significant challenges in consolidating the operations of Xeris and Strongbridge, integrating the two companies’ technologies, procedures, and policies, as well as addressing the different corporate cultures of the two companies. If the companies are not successfully integrated, the anticipated benefits of the Transaction may not be realized fully (or at all) or may take longer to realize than expected.

The combined company must successfully combine the businesses of Xeris and Strongbridge in a manner that permits these cost savings and synergies to be realized. In addition, the combined company must achieve the anticipated savings and synergies in a timely manner and without adversely affecting current revenues and investments in future growth. If the combined company is not able to successfully achieve these objectives, the anticipated benefits of the Transaction may not be realized fully or at all or may take longer to realize than expected. A variety of factors may adversely affect the combined company’s ability to realize the currently expected operating synergies, savings and other benefits of the Transaction, including the failure to identify and eliminate duplicative programs and the failure to otherwise integrate Xeris’ and Strongbridge’s respective businesses.

HoldCo has no operating or financial history and the unaudited pro forma condensed combined financial statements included in this joint proxy statement/prospectus are preliminary. Therefore, the actual financial condition and results of operations of HoldCo after the Transaction may differ materially.

HoldCo has been recently incorporated in connection with the proposed transaction and has no operating history or revenues. This joint proxy statement/prospectus includes unaudited pro forma condensed combined financial information for HoldCo, which we refer to as the pro forma financial statements, that combine the audited historical consolidated statement of operations of Xeris for the year ended December 31, 2020 with the audited historical consolidated statement of operations of Strongbridge for the year ended December 31, 2020, and the unaudited historical consolidated statement of operations of Xeris for the three months ended March 31, 2021 with the unaudited historical consolidated statement of operations of Strongbridge for the three months ended March 31, 2021, in each case adjusted to give effect to the Transaction as if it had been consummated on January 1, 2020, and should be read in conjunction with such financial statements and accompanying notes which are incorporated by reference in this joint proxy statement/prospectus. The unaudited pro forma condensed combined balance sheet of HoldCo as of March 31, 2021, combines the audited historical balance sheets of Xeris and Strongbridge as of March 31, 2021, and gives pro forma effect to the Transaction as if it been consummated on March 31, 2021. The pro forma financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. The pro forma condensed combined financial information reflects adjustments that were developed using preliminary estimates based on available information and various assumptions and may be revised as additional information becomes available. The pro forma financial statements do not include, among other things, estimated cost or growth synergies, adjustments related to restructuring or integration activities, future acquisitions or disposals not yet known or probable, including those that may be required by regulatory or governmental authorities in connection with the Transaction, or impacts of transaction-related change in control provisions that are currently not factually supportable and/or probable of occurring. Therefore, the pro forma financial statements are presented for informational purposes only and are not necessarily indicative of what the combined company’s actual financial condition or results of operations would have been had the Transaction been completed on the dates indicated. The final transaction accounting adjustments may differ materially from the pro forma adjustments reflected in this joint proxy statement/prospectus. Accordingly, HoldCo’s business, assets, results of operations and financial condition may differ significantly from those indicated by the pro forma financial statements included in this joint proxy statement/prospectus. For more information, see “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 167 of this joint proxy statement/prospectus.

The financial analyses and forecasts considered by Xeris and Strongbridge and their respective financial advisors may not be realized, which may adversely affect the market price of HoldCo common stock following the completion of the Transaction.

In performing their financial analyses and rendering their opinions regarding the fairness, from a financial point of view, of the Xeris exchange ratio and Strongbridge exchange ratio, as applicable, the respective financial advisor to Xeris and Strongbridge relied on, among other things, internal stand-alone financial analyses and forecasts as separately provided to each respective financial advisor by Xeris and Strongbridge. See “Xeris Unaudited Prospective Financial Information” and “Strongbridge Unaudited Prospective Financial Information.” These analyses and forecasts were prepared by, or as directed by, the managements of Xeris or Strongbridge, as applicable. None of these analyses or forecasts were prepared with a view towards public disclosure or compliance with the published guidelines of the SEC or U.S. GAAP, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These projections are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of Xeris and Strongbridge. As a result of these contingencies, there can be no assurance that the prospective financial forecasts of Xeris or Strongbridge will be realized or that actual results will not be significantly higher or lower than projected. In view of these uncertainties, the inclusion of the prospective financial forecasts of Xeris and Strongbridge in this joint proxy statement/prospectus should not be regarded as an indication that the Xeris board, the Strongbridge board, Xeris, Strongbridge, HoldCo, or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results.

Combining the businesses of Xeris and Strongbridge may be more difficult, costly or time consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of HoldCo common stock following the Transaction.

Xeris and Strongbridge have entered into the Transaction Agreement because each believes that the Transaction will be beneficial to its respective company and stockholders, as applicable, and that combining the businesses of Xeris and Strongbridge will produce benefits and cost savings. Xeris and Strongbridge have historically operated as independent companies and will continue to do so until the completion of the Transaction. Following the completion of the Transaction, HoldCo’s management will need to integrate Xeris’ and Strongbridge’s respective business. The combination of two independent businesses is a complex, costly and time-consuming process and the management of the combined company may face significant challenges in implementing such integration, many of which may be beyond the control of management, including, without limitation:

•

latent impacts resulting from the diversion of Xeris’ and Strongbridge’s respective management team’s attention from ongoing business concerns as a result of the devotion of management’s attention to the Transaction and performance shortfalls at one or both of the companies;

•	difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects;

•	the possibility of faulty assumptions underlying expectations regarding the integration process, including with respect to the expected tax costs of the integration process;

•	unanticipated issues in integrating information technology, communications programs, financial procedures and operations, and other systems, procedures and policies;

•	difficulties in managing a larger combined company, addressing differences in business culture and retaining key personnel;

•	unanticipated changes in applicable laws and regulations;

•	managing tax costs or inefficiencies associated with integrating the operations of the combined company;

•	coordinating geographically separate organizations; and

•	unforeseen expenses or delays associated with the Transaction.

Some of these factors will be outside of the control of Xeris and Strongbridge, and any one of them could result in increased costs and diversion of management’s time and energy as well as decreases in the amount of expected revenue which could materially impact Xeris’ and/or Strongbridge’s business, financial conditions and results of operations. The integration process and other disruptions resulting from the Transaction may also adversely affect the combined company’s relationships with employees, suppliers, customers, distributors, licensors and others with whom Xeris and Strongbridge have business or other dealings, and difficulties in integrating the businesses or regulatory functions of Xeris and Strongbridge could harm the reputation of the combined company. If the combined company is not able to successfully combine the businesses of Xeris and Strongbridge in an efficient, cost-effective and timely manner, the anticipated benefits and cost savings of the Transaction may not be realized fully, or at all, or may take longer to realize than expected, and the value of HoldCo common stock, the revenue, levels of expenses and results of operations may be affected adversely. If the combined company is not able to adequately address integration challenges, the combined company may be unable to successfully integrate Xeris’ and Strongbridge’s operations or realize the anticipated benefits of the Transaction.

Whether or not the Transaction is completed, the announcement and pendency of the Transaction will divert significant management resources to complete the Transaction, which could have an adverse effect on their respective businesses, financial results, and/or market prices.

Whether or not the Transaction is completed, the announcement and pendency of the Transaction could cause disruptions in the businesses of Xeris and Strongbridge by directing the attention of management of each of Xeris and Strongbridge toward the completion of the Transaction. Xeris and Strongbridge have each diverted significant management resources in an effort to complete the Transaction and are each subject to restrictions contained in the Transaction Agreement on the conduct of their respective businesses. If the efforts and actions required of Xeris and Strongbridge in order to consummate the Transaction and other transactions contemplated by the Transaction Agreement are more difficult, costly or time consuming than expected, such efforts and actions could result in the additional diversion of each company’s management’s attention and resources or the disruption or interruption of, or the loss of momentum in, each company’s ongoing businesses, which could adversely affect the business and financial results of Xeris or Strongbridge, as applicable. If the Transaction is not completed, Xeris and Strongbridge will have incurred significant costs, including the diversion of management resources, for which they will have received little or no benefit.

HoldCo’s future results will suffer if it does not effectively manage its expanded operations following the Transaction.

Following the Transaction, the size of the business of HoldCo will increase significantly beyond the current size of both Xeris’ and Strongbridge’s current businesses. HoldCo’s future success depends, in part, upon its ability to manage this expanded business, which may pose substantial challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. There can be no assurance that the combined company will be successful or that it will realize the expected operating efficiencies, cost savings, revenue enhancements and other benefits currently anticipated from the Transaction.

HoldCo will incur significant costs in connection with the integration of the combined company.

There are a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the Transaction. While both Xeris and Strongbridge have assumed that a certain level of expenses would be incurred in connection with the Transaction, there are many factors beyond their control that could affect the total amount of, or the timing of, anticipated expenses with respect to the integration and implementation of the combined businesses.

There may also be additional unanticipated significant costs in connection with the Transaction that the combined company may not recoup. These costs and expenses could reduce the benefits and additional income HoldCo expects to achieve from the Transaction. Although HoldCo expects that these benefits will offset the Transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

The combined company will be exposed to the risks related to international operations.

Strongbridge is headquartered in Dublin, Ireland, from which it conducts a portion of its operations. The combined company may also pursue growth opportunities in sales outside the U.S. for any approved products, which could expose it to risks associated with international sales and operations. Therefore, the combined company will have exposure to risks of operating in many foreign countries, including:

•	difficulties and costs associated with complying with a wide variety of complex laws, treaties and regulations;

•	unexpected changes in political or regulatory environments;

•	labor compliance and costs associated with a global workforce;

•	earnings and cash flows that may be subject to tax withholding requirements or the imposition of tariffs;

•	exchange controls or other restrictions;

•	restrictions on, or difficulties and costs associated with, the repatriation of cash from foreign countries to the U.S.;

•	political and economic instability;

•	import and export restrictions and other trade barriers;

•	difficulties in maintaining overseas subsidiaries and international operations;

•	difficulties in obtaining approval for significant transactions;

•	government limitations on foreign ownership;

•	government takeover or nationalization of business;

•	government mandated price controls; and

•	fluctuations in foreign currency exchange rates.

Any one or more of the above factors could adversely affect the international operations of the combined company and could significantly affect the combined company’s results of operations, financial condition and cash flows.

The results of operations of the combined company will be dependent to a large extent upon the global economy. Geopolitical factors such as terrorist activities, armed conflict or global health conditions that adversely affect the global economy may adversely affect the operating results and financial condition of the combined company.

Changes in tax laws or regulations that are applied adversely to the combined company or our customers may have a material adverse effect on our business, cash flow, financial condition or results of operations.

New income, sales, use or other tax laws, statutes, rules, regulations or ordinances could be enacted at any time, which could adversely affect the combined company’s business operations and financial performance. Further, existing tax laws, statutes, rules, regulations or ordinances could be interpreted, changed, modified or applied adversely to the combined company. In recent years, many such changes have been made and changes are likely to continue to occur in the future. On May 28, 2021, the Treasury Department released the General Explanations of the Administration’s Fiscal Year 2022 Revenue Proposals (commonly referred to as the “Green Book”), which includes an increase in the U.S. corporate income tax rate from 21% to 28%, doubling the rate of tax on certain earnings of foreign subsidiaries, and a 15% minimum tax on worldwide book income. If any or all of these (or similar) proposals are ultimately enacted into law, in whole or in part, they could have a negative impact on the combined company’s effective tax rate. Future guidance from the IRS and other tax authorities or future changes in tax legislation and changes in corporate tax rates, the taxation of foreign earnings, and the deductibility of expenses under current law or future reform legislation could have a material impact on Xeris, Strongbridge or the combined company.

Our ability to use net operating losses and credits to offset future taxable income may be subject to limitations.

As of December 31, 2020, Xeris had U.S. federal and state net operating losses of approximately $284.8 million and $220.6 million, respectively. As of December 31, 2020, Strongbridge had U.S. federal and state net operating losses of approximately $26.3 million and $26.5 million, respectively. A portion of Strongbridge’s state net operating loss carryforwards will begin to expire, if not utilized, in 2031. A portion of Xeris’ federal and state net operating loss carryforwards will begin to expire, if not utilized, in 2025. Net operating losses that expire unused will be unavailable to offset future income tax liabilities. Federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such federal net operating losses is limited. In addition, as of December 31, 2020, Xeris had $5.8 million of U.S. federal research and development tax credit carryforwards which begin to expire in 2025, $2.2 million of U.S. federal orphan drug tax credit carryforwards which begin to expire in 2025, and $1.7 million of state income tax credits, to reduce future tax liabilities. As of December 31, 2020, Strongbridge had $0.2 million of U.S. federal research and development tax credit carryforwards which begin to expire in 2031 and $16.6 million of U.S. federal orphan drug tax credit carryforwards which begin to expire in 2032, to reduce future tax liabilities. Under Sections 382 and 383 of the Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which is generally defined as a greater than 50% change, by value, in its equity ownership over a three (3)-year period, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income or taxes may be limited. Xeris or Strongbridge may have experienced an ownership change in the past. It is expected that Strongbridge will, and Xeris may, experience an ownership change as a result of the Transaction. Further, HoldCo may experience ownership changes in the future as a result of subsequent shifts in HoldCo’s stock ownership, some of which may be outside of HoldCo’s control. If an ownership change occurs and Xeris’, Strongbridge’s or HoldCo’s ability to utilize their net operating loss or tax credit carryforwards is materially limited, it could harm HoldCo’s future operating results by effectively increasing HoldCo’s future tax obligations. In addition, at the state level, there may be periods during which the use of net operating loss carryforwards is suspended or otherwise limited, which could accelerate or permanently increase state taxes owed by HoldCo.

Use of HoldCo stock for future acquisitions may be limited.

HoldCo’s ability to use HoldCo stock for future acquisitions without triggering an ownership change for the purposes of Sections 382 and 383 of the Code may be limited for three (3) years following the Transaction, depending on whether one or more ownership changes results from the Transaction.

The combined company may be exposed to increased litigation, which could have an adverse effect on the combined company’s business and operations.

The combined company may be exposed to increased litigation from stockholders, customers, suppliers, consumers and other third parties due to the combination of Xeris’ business and Strongbridge’s business following the Transaction. Such litigation may have an adverse impact on the combined company’s business and results of operations or may cause disruptions to the combined company’s operations.

The HoldCo bylaws will provide that the Court of Chancery of the State of Delaware or the federal district courts of the United States shall be the exclusive forum for certain disputes between HoldCo and its shareholders, which could limit shareholders’ ability to obtain a favorable judicial forum for disputes with HoldCo. If this exclusive forum provision is found to be inapplicable or unenforceable, HoldCo may not achieve the intended benefits of such provision.

The HoldCo bylaws will provide that unless HoldCo consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on behalf of HoldCo, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any HoldCo director, officer or other employee to HoldCo or HoldCo’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. This provision will not apply to any causes of action arising under the Securities Act or the Exchange Act. In addition, the bylaws will further provide that the federal district courts of the United States shall be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable or cost-efficient for disputes with HoldCo or any director, officer, employee or agent of HoldCo, which may discourage such lawsuits, or increase the costs to a shareholder of bringing such lawsuits, against HoldCo and such persons.

The enforceability of forum selection provisions in other companies’ articles of incorporation, bylaws or similar governing documents has been challenged in legal proceedings, and it is possible that in connection with any action a court could find the forum selection provision contained in HoldCo’s bylaws to be inapplicable or unenforceable in such action. If a court were to find this forum selection provision inapplicable or unenforceable, HoldCo may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely impact HoldCo’s operating or financial condition or performance.

Risks Related to Xeris’ Business

You should read and consider risk factors specific to Xeris’ businesses that will also affect the combined company after the completion of the Transaction. These risks are described in Part I, Item 1A of Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents that are incorporated by reference into this document. See “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus for the location of information incorporated by reference in this joint proxy statement/prospectus.

Risks Related to Strongbridge’s Business

You should read and consider risk factors specific to Strongbridge’s businesses that will also affect the combined company after the completion of the Transaction. These risks are described in Part I, Item 1A of Strongbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents that are incorporated by reference into this document. See “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus for the location of information incorporated by reference in this joint proxy statement/prospectus.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus and the documents incorporated into it by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Xeris, Strongbridge, HoldCo, the Transaction and other transactions contemplated by the Transaction Agreement that involve risks and uncertainties. All statements, trend analyses and other information contained herein about the markets for the services and products of HoldCo, Xeris and Strongbridge and future trends, plans, events, results of operations or financial condition, as well as other statements identified by the use of forward-looking terminology, including “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “goal,” “forecast,” “guidance,” “predict,” “project,” “intend,” “may,” “possible,” “potential” or the negative of these terms or other similar words, phrases or expressions, constitute forward-looking statements. In particular, statements, express or implied, concerning future actions, conditions or events, future operating results, the ability to generate sales, income or cash flow, to realize cost savings or other benefits associated with the Transaction or to pay dividends or repurchase shares are forward-looking statements. These forward-looking statements are not historical facts but instead represent only HoldCo’s, Xeris’ and Strongbridge’s expectations, estimates and projections regarding future events, based on current beliefs of management as well as assumptions made by, and information currently available to, management. These statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, many of which are outside the control of HoldCo, Xeris and Strongbridge, which may include the risk factors set forth below and other market, business, legal and operational uncertainties discussed elsewhere in this joint proxy statement/prospectus and the documents which are incorporated herein by reference. Those uncertainties include, but are not limited to:

•	that the possible Transaction will not be pursued;

•	failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible Transaction;

•	the reaction of Xeris’ and Strongbridge’s shareholders to the proposed Transaction;

•

adverse effects on the market price of shares of Xeris common stock or Strongbridge ordinary shares and on Xeris’ or Strongbridge’s operating results because of a failure to complete the possible Transaction;

•	failure to realize the expected benefits of the possible Transaction;

•	failure to promptly and effectively integrate Strongbridge’s businesses;

•

negative effects relating to the announcement of the possible Transaction or any further announcements relating to the possible Transaction or the consummation of the possible Transaction on the market price of shares of Xeris common stock or Strongbridge ordinary shares;

•	significant transaction costs and/or unknown or inestimable liabilities;

•	the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders;

•	potential litigation associated with the possible Transaction;

•	general economic and business conditions that affect the combined companies following the consummation of the possible Transaction;

•	the impact of the COVID-19 pandemic on Xeris’ or Strongbridge’s businesses or the combined businesses following the consummation of the Transaction;

•	changes in global, political, economic, business, competitive, market and regulatory forces;

•	future exchange and interest rates;

•	changes in tax laws, regulations, rates and policies; and

•	future business acquisitions or disposals and competitive developments.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our businesses described herein and in Xeris’ and Strongbridge’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and other documents filed from time to time with the SEC or incorporated herein by reference.

Actual results might differ materially from those expressed or implied by these forward-looking statements because these forward-looking statements are subject to assumptions and uncertainties. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus or the date of any document incorporated by reference. All subsequent written and oral forward-looking statements concerning the Merger, the Acquisition or the other matters addressed in this joint proxy statement/prospectus and attributable to HoldCo, Xeris or Strongbridge or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by applicable law or regulation, none of HoldCo, Xeris or Strongbridge undertakes any obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this joint proxy statement/prospectus or any document incorporated by reference might not occur.

PART 1—THE TRANSACTION AND THE SPECIAL MEETINGS

THE SPECIAL MEETING OF XERIS’ SHAREHOLDERS

Overview

This joint proxy statement/prospectus is being provided to Xeris stockholders as part of a solicitation of proxies by the Independent Xeris Directors for use at the Xeris Special Meeting and at any adjournments or postponements of such meeting. This joint proxy statement/prospectus is being furnished to Xeris stockholders on or about July 30, 2021. In addition, this joint proxy statement/prospectus constitutes a prospectus for HoldCo in connection with the issuance by HoldCo of shares of common stock to be delivered to Xeris stockholders in connection with the Transaction. This joint proxy statement/prospectus provides Xeris stockholders with information they need to be able to vote or instruct their vote to be cast at the Special Meeting.

Date, Time and Place of the Xeris Special Meeting

Xeris will hold the Special Meeting on September 14, 2021 at 8:00 a.m. Central Time. The Special Meeting will be a virtual meeting due to the public health impact of the COVID-19 pandemic. Xeris stockholders will be able to attend and participate in the Special Meeting online (see below for details regarding admission), where Xeris stockholders will be able to listen to the Special Meeting live, vote electronically and submit questions.

Attendance and Admission

The Special Meeting will be held in a virtual-only meeting format. Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on July 21, 2021, the record date, may attend and participate in the Special Meeting, including voting and asking questions during the Special Meeting. You will not be able to attend the Special Meeting physically in person.

In order to attend the Special Meeting, you must register in advance at www.proxydocs.com/XERS prior to the deadline of September 13, 2021 at 4:00 p.m. Central Time and use the 16-digit control number included on your proxy card or voting instruction form, as applicable. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Special Meeting and to vote and submit questions during the Special Meeting.

As part of the registration process, you must enter the control number that is located on the proxy card. If you are a beneficial owner of shares of our common stock registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On the day of the Special Meeting, September 14, 2021, stockholders may begin to log in to the virtual-only Special Meeting 15 minutes prior to the Special Meeting. The Special Meeting will begin promptly at 8:00 a.m. Central Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting. If you encounter any difficulties accessing the virtual-only Special Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Further instructions on how to attend, participate in and vote at the Special Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.proxydocs.com/XERS.

Proposals

At the Special Meeting, Xeris stockholders will vote upon proposals to:

•	adopt the Transaction Agreement;

•	approve, immediately after and conditioned on the consummation of the Acquisition contemplated by the Transaction Agreement and the Merger; and

•

approve adjournments or postponements of the Special Meeting to another time or place if necessary or appropriate in order (i) to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Transaction Agreement and approve the Merger, (ii) to provide to Xeris stockholders in advance of the Special Meeting any supplement or amendment to the joint proxy statement/prospectus or (iii) to disseminate any other information which is material to the Xeris stockholders voting at the Special Meeting.

Record Date; Outstanding Stock; Stock Entitled to Vote

Only holders of shares of Xeris common stock at the close of business (Eastern Time in the U.S.) on July 21, 2021, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. On the Xeris record date, there were 66,497,370 shares of Xeris common stock outstanding, held by 42 holders of record. Each outstanding Xeris share of common stock is entitled to one vote on each proposal and any other matter properly coming before the Special Meeting.

Quorum

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Vote Required; Recommendation of the Independent Xeris Directors

Proposal to adopt the Transaction Agreement, dated as of May 24, 2021, among Xeris, Strongbridge, HoldCo and MergerSub

Xeris stockholders are considering and voting on a proposal to adopt the Transaction Agreement. You should carefully read this joint proxy statement/prospectus in its entirety for more detailed information concerning the Transaction. In particular, you are directed to the Transaction Agreement and the Conditions Appendix, which are attached as Annex A and Annex B, respectively to this joint proxy statement/prospectus.

The adoption of the Transaction Agreement requires the affirmative vote of holders of a majority of the shares of Xeris common stock outstanding and entitled to vote on this proposal. Because the vote required to approve this proposal is based upon the total number of shares of outstanding Xeris common stock, abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal to adopt the Transaction Agreement.

The Independent Xeris Directors recommend that you vote “FOR” the proposal to adopt the Transaction Agreement.

In considering the recommendation of the Independent Xeris Directors, Xeris stockholders should be aware that directors and executive officers of Xeris have interests in the proposed transaction that are in addition to, or different from, any interests they might have as stockholders. See “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction”.

Proposal to approve, immediately after and conditioned on the consummation of the Acquisition contemplated by the Transaction Agreement, the Merger

Xeris stockholders are considering and voting on a proposal to approve the Merger. You should carefully read this joint proxy statement/prospectus in its entirety for more detailed information concerning the Merger. In particular, you are directed to the Transaction Agreement and the Conditions Appendix, which are attached as Annex A and Annex B, respectively to this joint proxy statement/prospectus.

The approval of the Merger requires the affirmative vote of holders of a majority of the shares of Xeris common stock outstanding and entitled to vote on this proposal. Because the vote required to approve this proposal is based upon the total number of shares of outstanding Xeris common stock, abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal to approve the Merger.

The Independent Xeris Directors recommend that you vote “FOR” the proposal to approve the Merger.

In considering the recommendation of the Independent Xeris Directors, Xeris stockholders should be aware that directors and executive officers of Xeris have interests in the proposed transaction that are in addition to, or different from, any interests they might have as stockholders. See “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction” beginning on page 108.

Proposal to adjourn the Special Meeting

Xeris stockholders may be asked to vote on a proposal to approve adjournments or postponements of the Special Meeting to another time or place if necessary or appropriate in order (i) to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Transaction Agreement and approve the Merger, (ii) to provide to Xeris stockholders in advance of the Special Meeting any supplement or amendment to the joint proxy statement/prospectus or (iii) to disseminate any other information which is material to the Xeris stockholders voting at the Special Meeting.

Approval of the Xeris adjournment proposal requires the affirmative vote of a majority of the votes properly cast for or against such proposal at the Special Meeting. Abstentions, failures to vote and broker non-votes will have no effect on the outcome of proposal. Approval of this proposal is not a condition to the completion of the Transaction and whether or not this proposal is approved will have no impact on the completion of the Transaction.

The Independent Xeris Directors recommend that you vote “FOR” the Xeris adjournment proposal.

Stock Ownership and Voting by Xeris’ Officers and Directors

As of the Xeris record date, the Xeris directors and executive officers had the right to vote approximately 813,233 shares of Xeris common stock, representing approximately 1.22% of the shares of Xeris common stock then outstanding and entitled to vote at the meeting. It is expected that the Independent Xeris Directors and executive officers who are stockholders of Xeris will vote “FOR” the proposal to adopt the Transaction Agreement, “FOR” the proposal to approve the Merger, and “FOR” the Xeris adjournment proposal, although none of them has entered into any agreement requiring them to do so.

Voting Your Shares of Common Stock

Xeris stockholders may vote online while attending the Special Meeting or by proxy. Xeris recommends that you submit your proxy even if you plan to virtually attend the Special Meeting. If you vote by proxy, you may change your vote, among other ways, if you virtually attend and vote at the Special Meeting.

If you do not wish to vote online during the Special Meeting, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided on your proxy card as described in the proxy materials. In order to be counted, proxies submitted by internet must be received by the cutoff time of 7:59 a.m. Central Time on September 14, 2021. Proxies submitted by mail must be received before the start of the Special Meeting.

If you complete and submit your proxy before the Special Meeting, the persons named as proxies will vote the shares of common stock represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares of common stock will be voted in the manner recommended by the Independent Xeris Directors on all matters presented in this joint proxy statement/prospectus. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.

Xeris stockholders should not send in their stock certificates with their proxy cards. As described on page 49 of this joint proxy statement/prospectus, Xeris stockholders will be sent materials for exchanging shares of Xeris common stock shortly after the completion of the Transaction.

Voting Shares Held in Street Name

If your shares of common stock are held in an account through a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares of common stock by following the instructions that the broker, bank or other nominee provides you along with this joint proxy statement/prospectus. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of common stock, so you should read carefully the materials provided to you by your broker, bank or other nominee.

If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares of common stock will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to in this joint proxy statement/prospectus and in general as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares of common stock on those matters for which specific authorization is required. Shares of common stock constituting broker non-votes on proposal 1 and proposal 2 are the same as voting against such proposals, and broker non-votes for proposal 3 will have no outcome on proposal 3.

Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares of common stock held through such bank, broker or other nominee will not be voted.

Revoking Your Proxy

You may revoke your proxy by (1) following the instructions on the proxy card and entering a new vote by mail that we receive before the start of the Special Meeting or over the internet by the cutoff time of 7:59 a.m. Central Time on September 14, 2021, (2) attending and voting online at the Special Meeting (although attendance at the Special Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Xeris Pharmaceuticals, Inc., 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares of common stock, you must contact such broker, bank, or nominee in order to find out how to change your vote.

Costs of Solicitation

Xeris will solicit proxies by mail. In addition, the directors, officers and employees of Xeris may solicit proxies from its stockholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Xeris will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation material to the beneficial owners of shares of Xeris common stock held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Xeris has engaged a professional proxy solicitation firm, Innisfree M&A Incorporated (referred to as Innisfree), to assist in soliciting proxies. As compensation for its services, Xeris has agreed to pay Innisfree a solicitation fee of $20,000 plus reasonable out-of-pocket expenses.

Other Business

Xeris is not aware of any other business to be acted upon at the Special Meeting. If, however, other matters are properly brought before the Special Meeting, including an adjournment of the meeting for any reason other than the ones specified in the adjournment proposal, the proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares of common stock as the Independent Xeris Directors may recommend.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Innisfree toll-free at (877) 750-9499.

THE SPECIAL MEETINGS OF STRONGBRIDGE’S SHAREHOLDERS

Overview

This joint proxy statement/prospectus is being provided to Strongbridge shareholders as part of a solicitation of proxies by the Strongbridge Board, excluding Dr. Jeffrey W. Sherman, a director on the boards of directors of both Xeris and Strongbridge who recused himself from all board meetings, discussions and consideration of the Transaction and abstained from voting on the Transaction (such Strongbridge Board without Dr. Sherman, the “Independent Strongbridge Directors”) for use at the Strongbridge Special Meetings of Strongbridge shareholders referred to below and at any adjournments of such meetings. This joint proxy statement/prospectus is being furnished to Strongbridge shareholders on or about July 30, 2021. This joint proxy statement/prospectus provides Strongbridge shareholders with information they need to be able to vote or instruct their vote to be cast at the Strongbridge Special Meetings.

Date, Time and Place of the Strongbridge Special Meetings

The Court Meeting will be held on September 8, 2021, at 12:00 p.m. local time (5:00 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America. The EGM will be held on September 8, 2021 at 12:30 p.m. local time (5:30 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, United States of America, or, if the Court Meeting has not concluded by 12:30 p.m. local time (5:30 p.m. Irish Time), as soon as possible after the conclusion or adjournment of the Court Meeting. Strongbridge shareholders in Ireland, or their proxies, may participate in the Court Meeting and EGM by audio link at the offices of Arthur Cox LLP, located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

Attendance

Attendance at the Court Meeting and the EGM is limited to Strongbridge shareholders or their proxies at 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021 (the “Voting Record Time”). Please indicate on the relevant proxy card if you plan to attend the Strongbridge Special Meetings. If your shares are held through a bank, broker or other nominee, and you would like to attend, please write to Strongbridge Biopharma plc, Corporate Secretary, 900 Northbrook Drive, Suite 200, Trevose, PA 19053, or bring to the applicable meeting a statement or a letter from the bank, broker or other nominee confirming beneficial ownership of Strongbridge ordinary shares as of the Voting Record Time. Any beneficial holder who plans to vote at either Strongbridge Special Meeting must obtain a legal proxy from his or her bank, broker or other nominee and should contact such bank, broker or other nominee for instructions on how to obtain a legal proxy. Each Strongbridge shareholder may be asked to provide a valid picture identification, such as a driver’s license or passport, and proof of ownership as of the Voting Record Time. The use of cell phones, smartphones, pagers and recording and photographic equipment will not be permitted in the meeting rooms.

In light of the ongoing COVID-19 pandemic, we encourage Strongbridge shareholders to vote their proxy by telephone and internet prior to 12:30 p.m. (Eastern Time) (5:30 p.m. Irish Time) on September 6, 2021 as described in the accompanying joint proxy statement/prospectus for the Strongbridge Special Meetings. Strongbridge asks that, in considering whether to attend such meetings in person, Strongbridge shareholders follow public health and travel guidelines with respect to COVID-19, including as applicable to Ireland and the United States. Those guidelines may restrict or prevent any Strongbridge shareholder from attending such meetings in person.

Strongbridge therefore strongly encourages shareholders not to attend such meetings in person if they are experiencing any of the described COVID-19 symptoms. Strongbridge shareholders attending the Strongbridge Special Meetings in person are also requested to follow the hygiene instructions consistent with applicable public health guidelines, including social distancing, washing or disinfecting hands upon arrival at such meetings and wearing a face mask. Strongbridge may take additional precautionary measures in relation to the Strongbridge Special Meetings in response to further developments in the COVID-19 pandemic. Strongbridge will be obliged to comply with any legal restrictions that are imposed as a consequence of COVID-19 and that affect such meetings, which may include preventing or restricting access to such meetings. Strongbridge also intends to comply with any applicable public health and travel guidelines, which may affect the Strongbridge Special Meetings.

Depending on concerns about and developments relating to the COVID-19 pandemic, the Strongbridge Board could determine to change the date, time, location or format of the Strongbridge Special Meetings, subject to Irish legal requirements. In the event Strongbridge determines it is necessary or appropriate to take additional steps regarding how the Strongbridge Special Meetings will be conducted, Strongbridge will announce such determinations in advance in accordance with applicable legal requirements, and details will be posted on Strongbridge’s website and filed with the U.S. Securities and Exchange Commission.

Proposals

Court Meeting: Strongbridge shareholders (excluding Xeris, HoldCo or any of their affiliates, to the extent they hold Strongbridge ordinary shares) are being asked to consider and vote on a proposal at the Court Meeting to approve the Scheme of Arrangement.

EGM: Strongbridge shareholders (including Xeris, HoldCo or any of their affiliates, to the extent they hold Strongbridge ordinary shares) are also being asked to consider and vote on a proposal at the EGM to approve the Scheme of Arrangement, in addition to certain other proposals as set forth in the resolutions described below.

The first three resolutions relate to the approval of the Scheme of Arrangement and of actions required to be taken in connection with the Scheme — specifically, the cancellation of the existing Strongbridge ordinary shares that are not already owned by Xeris, HoldCo or their affiliates and the subsequent use of the reserve created as a result of the cancellation of such shares to allot and issue new Strongbridge ordinary shares to HoldCo and/or its nominee(s) in exchange for the Scheme Consideration. The fourth resolution also relates to the Scheme of Arrangement and would ensure that the holders of any new Strongbridge ordinary shares issued on or after the Voting Record Time to persons other than HoldCo and/or its nominee(s) are acquired by HoldCo and/or its nominee(s) for the Scheme Consideration. The Acquisition is conditioned on the approval of resolutions 1 through 4.

1. Resolution #1: To approve the Scheme of Arrangement and authorize the directors of Strongbridge to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.

2. Resolution #2: To approve the cancellation of any Strongbridge ordinary shares in issue at 10.00 p.m., Irish time, on the day before the Irish High Court hearing to sanction the Scheme (excluding, in any case, any Strongbridge ordinary shares which are held from time to time by Xeris, HoldCo or any other subsidiary of Xeris, if any).

3. Resolution #3: To authorize the directors of Strongbridge to use the reserve created as a result of the cancellation of the Strongbridge ordinary shares to allot and issue new Strongbridge ordinary shares to HoldCo and/or its nominee(s) in exchange for the Scheme Consideration.

4. Resolution #4: To amend the articles of association of Strongbridge so that any ordinary shares of Strongbridge that are issued on or after the Voting Record Time to persons other than HoldCo and/or its nominee(s) will either be subject to the terms of the Scheme or will be immediately and automatically acquired by HoldCo and/or its nominee(s) for the Scheme Consideration.

The Acquisition is not conditioned on the approval of the remaining resolutions.

5. Resolution #5: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Strongbridge and its named executive officers relating to the Transaction.

6. Resolution #6: To approve any motion by the chairman of the meeting to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve resolutions 1 through 4 set out above.

Record Date; Outstanding Ordinary Shares; Ordinary Shares Entitled to Vote

Only holders of Strongbridge ordinary shares as of the Voting Record Time will be entitled to notice of, and to vote at the Strongbridge Special Meetings or any adjournments thereof. At the Voting Record Time, there were 67,828,952 Strongbridge ordinary shares outstanding, held by 15 holders of record. Each outstanding Strongbridge ordinary share (other than those held by Xeris, HoldCo or any of their affiliates in respect of the Court Meeting only) is entitled to one vote on each proposal and any other matter properly coming before the special meetings.

Quorum

The presence, in person or by proxy, of holders of Strongbridge ordinary shares outstanding which entitle the holders to a majority of the voting power of Strongbridge at the Voting Record Time will constitute a quorum for each of the special meetings. While Strongbridge does not currently hold any ordinary shares in treasury, any such shares held as at the Voting Record Time would not be included in the calculation of the number of ordinary shares present at the special meetings for the purposes of determining a quorum. Strongbridge’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain”. The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.

Ordinary Share Ownership and Voting by Strongbridge’s Directors and Officers

As of the Voting Record Time, the Strongbridge Board and executive officers had the right to vote approximately 505,516 of the then-outstanding Strongbridge ordinary shares at the special meetings, representing less than 1% of the Strongbridge ordinary shares then outstanding and entitled to vote at the Court Meeting and less than 1% of the Strongbridge ordinary shares then outstanding and entitled to vote at the EGM. To the knowledge of Strongbridge, as of the date of this joint proxy statement/prospectus, the Strongbridge directors and executive officers who are shareholders of Strongbridge intend to vote “FOR” each of the proposals at the Court Meeting and “FOR” each of the proposals at the EGM. Pursuant to irrevocable undertakings, certain Strongbridge directors and executive officers have agreed to vote their Strongbridge ordinary shares “FOR” the proposals at the Court Meeting and the EGM, subject to certain exceptions. See the section entitled “Irrevocable Undertakings” beginning on page 161 of this joint proxy statement/prospectus.

Vote Required; Recommendation of the Independent Strongbridge Directors

Court Meeting

Proposal to approve the Scheme of Arrangement: Strongbridge shareholders are being asked to vote on a proposal to approve the Scheme at both the Court Meeting and the EGM. The vote required for such proposal is different at each of the special meetings, however. As set out in full under the section entitled “Part 2—Explanatory Statement—Consents and Meetings—4” beginning on page 208 of this joint proxy statement/prospectus in order for the resolution at the Court Meeting to pass, those voting to approve the Scheme must: (a) represent a simple majority (being more than 50%) in number of the Strongbridge shareholders of record as of the Voting Record Time, present and voting (in person or by proxy), and (b) represent 75% or more in value of the Strongbridge ordinary shares held by such holders, as of the Voting Record Time, present and voting (in person or by proxy).

Because the vote required to approve the proposal at the Court Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Merger and the Acquisition are conditional on approval of the Scheme at the Court Meeting.

The Independent Strongbridge Directors recommend that Strongbridge shareholders vote “FOR” the proposal to approve the Scheme of Arrangement at the Court Meeting.

In considering the recommendation of the Independent Strongbridge Directors, Strongbridge shareholders should be aware that directors and executive officers of Strongbridge have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108 of this joint proxy statement/prospectus. In particular, Dr. Jeffrey W. Sherman is not participating in the recommendation of the Independent Strongbridge Directors due to Dr. Sherman’s directorship of, and shareholding in, Xeris.

EGM

Set forth below is a table summarizing certain information with respect to the resolutions:

Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1	Approve the Scheme of Arrangement and authorize the directors of Strongbridge to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes

2	Approve the cancellation of any Strongbridge ordinary shares in issue at 10.00 p.m., Irish time, on the day before the Irish High Court hearing to sanction the Scheme (excluding any Strongbridge ordinary shares which are held by Xeris, HoldCo or any other subsidiary of Xeris).	Special	Yes

3	Authorize the directors of Strongbridge to use the reserve created as a result of the cancellation of the Strongbridge ordinary shares to allot and issue new Strongbridge ordinary shares to HoldCo and/or its nominee(s) in exchange for the Scheme Consideration.	Ordinary	Yes

4	Amend the articles of association of Strongbridge so that any ordinary shares of Strongbridge that are issued after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than HoldCo and/or its nominee(s) will either be subject to the terms of the Scheme or will be immediately and automatically acquired by HoldCo and/or its nominee(s) for the Scheme Consideration.	Special	Yes

5	Approve, on a non-binding, advisory basis, specified compensatory arrangements between Strongbridge and its named executive officers relating to the Transaction.	Ordinary	No

6	Approve any motion by the chairman of the meeting to adjourn the EGM, or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve resolutions 1 through 4.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is an “ordinary resolution” (resolutions 1, 3, 5 and 6), which requires the approval of the holders of at least a majority of the votes cast by the holders of Strongbridge ordinary shares present and voting, either in person or by proxy, or a “special resolution” (resolutions 2 and 4), which requires the approval of the holders of at least 75% of the votes cast by the holders of Strongbridge ordinary shares present and voting, either in person or by proxy.

For all the resolutions, because the votes required to approve such resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered to be votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

The Independent Strongbridge Directors recommend that Strongbridge shareholders vote “FOR” the proposals to approve each of the resolutions.

In considering the recommendations of the Independent Strongbridge Directors described above, Strongbridge shareholders should be aware that directors and executive officers of Strongbridge have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108 of this joint proxy statement/prospectus. In particular, Dr. Jeffrey W. Sherman is not participating in the recommendation of the Independent Strongbridge Directors due to Dr.  Sherman’s directorship of, and shareholding in, Xeris.

Voting Your Ordinary Shares

Strongbridge shareholders may vote by proxy or in person at each Strongbridge Special Meeting. Strongbridge recommends that you submit your proxy even if you plan to attend either or both of the Strongbridge Special Meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at either or both of the Strongbridge Special Meetings.

If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record” and you will receive two forms of proxy (one for each special meeting). If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”

If you are a Strongbridge shareholder of record, you may use the enclosed forms of proxy to tell the persons named as proxies how to vote your shares. If you are a Strongbridge shareholder of record, the shares listed on your forms of proxy will include, if applicable, shares held in a book-entry account at Computershare Trust Company, N.A., Strongbridge’s transfer agent.

If you properly complete, sign and date your forms of proxy, your shares will be voted in accordance with your instructions. Giving a proxy means that a Strongbridge shareholder of record authorizes the persons named in the enclosed form of proxy to vote its shares at the applicable Strongbridge Special Meeting in the manner it directs. The named proxies will vote all shares at the Strongbridge Special Meetings for which forms of proxy have been properly submitted and not revoked. If you sign and return a form of proxy appointing the chairman as your proxy but do not mark your card to tell the proxy how to vote on a voting item, your shares will be voted with respect to such item in accordance with the recommendations of the Independent Strongbridge Directors.

Strongbridge shareholders may also vote over the internet at the internet site indicated on the enclosed proxy card or by telephone at the toll-free telephone number indicated on the enclosed proxy card anytime up to 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021. Voting instructions are printed on the form of proxy you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. You may also hand your applicable completed and signed form of proxy to the chairman of the Court Meeting before the start of the Court Meeting.

Voting Ordinary Shares Held in Street Name

If your shares are held in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides you along with this joint proxy statement/prospectus. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to in this joint proxy statement/prospectus and in general as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either of the Strongbridge Special Meetings.

Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either of the Strongbridge Special Meetings.

Revoking Your Proxy

If you are a Strongbridge shareholder of record, you may revoke your proxy at any time before it is voted at the applicable Strongbridge Special Meeting by:

•	delivering a written revocation letter to the Strongbridge Corporate Secretary;

•	submitting your voting instructions again by telephone or over the internet;

•	signing and returning by mail one or both forms of proxy with a later date so that it is received prior to the applicable Strongbridge Special Meeting; or

•	attending the applicable Strongbridge Special Meeting and voting by ballot in person.

Attendance at either Strongbridge Special Meeting will not, in and of itself, revoke a proxy or change your voting instructions; you must vote by ballot at the applicable meeting to change your vote.

If your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.

Costs of Solicitation

Strongbridge will bear the cost of soliciting proxies from its shareholders.

Strongbridge will solicit proxies by mail. In addition, the directors, officers and employees of Strongbridge may solicit proxies from its shareholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Strongbridge will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Strongbridge ordinary shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Strongbridge has engaged a professional proxy solicitation firm, MacKenzie Partners, Inc., to assist in soliciting proxies. As compensation for its services, Strongbridge has agreed to pay MacKenzie Partners, Inc. a solicitation fee of $12,500, plus reimbursement for its reasonable and customary documented expenses in connection with the solicitation.

Other Business

Strongbridge is not aware of any other business to be acted upon at the Strongbridge Special Meetings. If, however, other matters are properly brought before the Strongbridge Special Meetings, the proxies will have discretion to vote or act on those matters according to their best judgment and they intend to vote the shares as the Strongbridge Board or the Independent Strongbridge Directors, as applicable, may recommend.

Adjournment; Postponement

Any adjournment or postponement of the Court Meeting will result in an adjournment or postponement, as applicable, of the EGM.

Assistance

If you need assistance in completing your proxy card or have questions regarding Strongbridge’s Special Meetings, please contact MacKenzie Partners, Inc., the proxy solicitation agent for Strongbridge, by mail at 1407 Broadway, 27th Floor, New York, NY 10018, by telephone at 1-800-322-2885 (toll free) or 1-212-929-5500 (call collect), or by email at proxy@mackenziepartners.com.

THE TRANSACTION

The Acquisition and the Merger

At the effective time of the Scheme (the Scheme Effective Time), HoldCo will acquire the entire issued and to be issued ordinary share capital of Strongbridge by means of a scheme of arrangement under Chapter 1 of Part 9 of the Act (the Scheme of Arrangement or the Scheme).

Subject to the terms and conditions set forth in the Transaction Agreement, Strongbridge shareholders will have the right to receive, with respect to each share of Strongbridge ordinary share they hold at the Scheme Effective Time: (a) 0.7840 of a newly issued share of HoldCo common stock, and (b) one non-tradeable CVR, worth up to a maximum of $1.00 per CVR, settleable in cash or additional HoldCo common stock, or a combination of cash and additional HoldCo common stock, at HoldCo’s sole discretion. If any payment pursuant to the CVR is settled in HoldCo common stock, the number of shares of HoldCo common stock payable thereunder will be calculated based on the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date, as more fully described in “—Contingent Value Rights Agreement” beginning on page 159 of this joint proxy statement/prospectus.

At the effective time of the Merger (the Merger Effective Time), MergerSub will be merged with and into Xeris, with Xeris being the surviving corporation and becoming a wholly owned subsidiary of HoldCo (the Merger). Xeris stockholders will have the right to receive, with respect to each share of Xeris common stock they hold at the Merger Effective Time, one share of HoldCo common stock.

Background of the Transaction

The Strongbridge Board and management have, on an ongoing basis, considered the long-term strategy of Strongbridge and strategic opportunities that might be available to it to enhance shareholder value, including investments in new growth opportunities, potential acquisitions, the possible sale of Strongbridge or other strategic transactions. In accordance with the Strongbridge Board’s discussion and review of such strategic opportunities, Strongbridge management had been engaged in preliminary discussions with various potentially interested third parties from time to time, and has kept the Strongbridge Board updated regarding its interactions with third parties.

Strongbridge began such preliminary discussions with two parties in late 2019, including Party A. Discussions with Party A ended in December 2020, while discussions with the other party ended in early 2020, neither of which resulted in an indication of interest in a strategic transaction involving Strongbridge.

In March 2020, in connection with the discussions with the two parties mentioned above, the Strongbridge Board authorized the engagement with MTS Health Partners to act as its financial advisor in connection with Strongbridge’s consideration of certain potential merger and acquisition transactions or similar transactions, and MTS Health Partners continued to act as Strongbridge’s financial advisor in connection with Strongbridge’s exploration of opportunities of potential strategic transactions. See “Opinion of Strongbridge’s Financial Advisor—Miscellaneous” for a discussion of the qualifications of MTS Health Partners, the Strongbridge Board’s method of selecting MTS Health Partners as its financial advisor and the relationship between Strongbridge and MTS Health Partners in the past two years.

As a part of the ongoing review of Xeris’ long-term strategy, the Xeris Board has, from time to time, considered strategic opportunities that might be available to it to enhance stockholder value, including additional investments in new growth opportunities and potential acquisitions, taking into account global healthcare, industry and transaction trends as well as economic and other conditions generally. In this context, Xeris management identified that expanding Xeris’ product offerings to include a broader product portfolio would be a way to better position Xeris to execute on its economic value strategies.

On September 8, 2020, Strongbridge announced positive top-line results of its phase 3 clinical study evaluating Recorlev for the treatment of endogenous Cushing’s syndrome.

From September 2020 through the first half of April 2021, as part of the continuing process of exploring potential strategic transactions involving Strongbridge, Strongbridge management entered into confidentiality agreements with five parties, Party B, Party C, Party D, Party E and Xeris, and continued discussions with Party A, Party F and Party G under existing confidentiality agreements. All of these confidentiality agreements either did not contain standstill provisions or had standstill provisions that became ineffective prior to or at the time of the public announcement of the Transaction, except for the confidentiality agreement with Party B which contains a standstill provision that is effective until January 2022. Strongbridge provided non-public due diligence information to five of these parties, including Xeris. Out of the five parties receiving non-public diligence information, Party B, Party C, Party E and Xeris requested and received access to Strongbridge’s virtual data room. In addition to Xeris and Parties A through G, Strongbridge also identified seven additional parties as potentially interested in a strategic transaction with Strongbridge, with which Strongbridge did not enter into any confidentiality agreement or exchange any non-public information (the “Other Parties”). Strongbridge management and MTS Health Partners considered Parties A through G and the Other Parties to be potentially interested in a strategic transaction with Strongbridge because they were all biopharmaceutical companies with commercialized products that were complementary to Strongbridge’s products and as such could be interested in adding Strongbridge’s products into their product portfolios.

On January 19, 2021, members of Xeris management met with representatives of MTS Health Partners and had a general discussion regarding potential strategic transaction partners that may be of interest to Xeris. During the discussion, representatives of MTS Health Partners indicated that Strongbridge could be interested in a potential strategic transaction. Over the last several years, representatives of MTS Health Partners have periodically discussed with Xeris management industry and capital markets trends and developments and have also, from time to time, had informal discussions with strategic and financial sponsor parties that could be interested in a potential transaction with Xeris. None of these discussions progressed beyond preliminary phases except for the discussions with Strongbridge described below. In the past two years, neither MTS Health Partners nor MTS Securities provided investment banking or financial advisory services to Xeris for which it has received compensation.

On January 20, 2021, Mr. Paul Edick, Chief Executive Officer of Xeris, contacted Mr. John H. Johnson, Chief Executive Officer of Strongbridge, requesting a discussion regarding Xeris’ potential interest in Strongbridge.

On January 27, 2021, a member of Xeris management informed a representative of MTS Health Partners that Xeris was interested in learning more about Strongbridge and requested that Xeris be connected directly with Strongbridge.

On February 2, 2021, Strongbridge and Xeris entered into a confidentiality agreement to provide for the exchange of information in furtherance of discussions regarding a potential strategic transaction between the parties.

Also on February 2, 2021, Strongbridge provided Xeris with access to Strongbridge’s due diligence virtual data room containing non-public diligence information regarding Strongbridge.

Between February 2 and March 12, 2021, various members of Strongbridge senior management, including Mr. Johnson and Mr. Richard Kollender, President and Chief Financial Officer of Strongbridge, held several meetings through video conference and telephone conversations with members of Xeris senior management, including Mr. Edick and Mr. John Shannon, President and Chief Operating Officer of Xeris, regarding Xeris’ ongoing diligence of Strongbridge. During such discussions, Mr. Edick informed Mr. Johnson that any proposal with respect to a strategic transaction would be in the form of a stock-for-stock deal with a contingent value rights component.

On February 25, 2021, the Xeris Board held a regularly scheduled meeting with members of Xeris management present. During a portion of the meeting, Xeris management provided an update on business development activities, including a potential transaction with Strongbridge. Dr. Jeffrey W. Sherman, a director on the boards of both Xeris and Strongbridge, was not present for this portion of the meeting and recused himself from the relevant portions of all Xeris Board meetings and other discussions regarding a potential transaction between Xeris and Strongbridge and abstained from voting on any transaction-related items. At the meeting, Xeris management provided an overview of Strongbridge, including its organizational and operating structure, product profile, historical financial performance and growth prospects, and reviewed the strategic and financial rationale for a potential transaction with Strongbridge, including a preliminary assessment of potential synergies and a discussion of benefits of a transaction with Strongbridge to Xeris and its stockholders. Following discussion, the Independent Xeris Directors authorized Xeris management to explore a possible transaction with Strongbridge and authorized John Schmid, an independent nonexecutive director, and Mr. Edick as an ad hoc working group available to provide Xeris management with prompt guidance and advice from time to time, in connection with a potential transaction with Strongbridge. The Independent Xeris Directors also considered the qualifications and engagement of SVB Leerink to act as Xeris’ financial advisor in connection with a potential transaction with Strongbridge. The Independent Xeris Directors considered SVB Leerink as a potential financial advisor to assist and advise Xeris given, among other things, SVB Leerink’s qualifications, reputation, experience and expertise in the biopharmaceutical industry, its knowledge of and involvement in recent transactions in the biopharmaceutical industry and its relationship and familiarity with Xeris and its business. Following discussions, the Independent Xeris Directors authorized the engagement of SVB Leerink and directed management to negotiate an appropriate engagement letter with SVB Leerink consistent with terms discussed with the Independent Xeris Directors. The engagement letter was executed by Xeris and SVB Leerink on February 26, 2021.

On March 4, 2021, Xeris provided Strongbridge with access to Xeris’ due diligence virtual data room containing non-public diligence information regarding Xeris.

On March 11, 2021, the ad hoc working group of the Independent Xeris Directors, with the assistance of Xeris management and its advisors, reviewed the submission to Strongbridge of a non-binding offer letter providing for a stock-for-stock acquisition of Strongbridge by Xeris, which proposal would serve as a basis for obtaining additional information regarding Strongbridge to assess the Transaction and its potential benefits and other due diligence response to assess the potential for a transaction.

On March 12, 2021, Xeris submitted a non-binding proposal to acquire Strongbridge (the “March 12 Proposal”) where Strongbridge shareholders would receive newly-issued shares of Xeris common stock equal to approximately 34% of the combined company on a fully diluted basis, plus contingent value rights to receive additional consideration, in cash or in Xeris common stock at Xeris’ exclusive option, of up to $1.00 per Strongbridge ordinary share in the aggregate upon achievement of the following milestones: (i) the FDA approval of Recorlev in the United States before the end of 2022, (ii) listing of at least one issued patent in the FDA’s Orange Book (the “Orange Book”) for Keveyis, (iii) $50 million in Recorlev annual net sales in 2023, and (iv) $80 million in Recorlev annual net sales in 2024. The March 12 Proposal did not specify the portion of the aggregate payment allocated to each milestone.

In the March 12 Proposal, Xeris indicated that it had conducted a significant amount of the operational, clinical, regulatory and financial due diligence on Strongbridge and the proposal was subject to the completion of further confirmatory due diligence, which Xeris was prepared to commence immediately. Xeris also requested that the parties enter into an exclusivity agreement through April 30, 2021. Xeris also expressed its expectation that certain of Strongbridge’s significant shareholders would provide irrevocable undertakings to vote in favor of the proposed transaction concurrently with the parties’ entry into the definitive transaction agreement.

After receipt of the March 12 Proposal, Strongbridge management and MTS Health Partners informed Parties A through G and the Other Parties that Strongbridge had received an acquisition proposal from a publicly listed pharmaceutical company and inquired whether they would be interested in submitting a competing proposal.

On or about March 15, 2021, Mr. Johnson informed Mr. Edick that Strongbridge would get back to them with a reaction to the proposal and would begin an outreach process to gauge whether other parties may be interested in a strategic transaction with Strongbridge.

On March 15, 2021, Mr. Kollender met with Mr. John Shannon, President and Chief Operating Officer of Xeris, Mr. Kevin McCulloch, Senior Vice President, Global Operations and Business Development of Xeris, and other representatives from Xeris senior management to discuss Gvoke, Xeris’ commercial product, including certain due diligence information relating thereto.

On March 16, 2021, the chief executive officer of Party D informed Mr. Johnson that it would not submit an acquisition proposal to acquire Strongbridge.

On March 17, 2021, Strongbridge received a non-binding proposal from Party E to acquire Strongbridge for $3.50 per Strongbridge ordinary share in cash plus a contingent value right to receive $0.50 in cash payable upon Recorlev receiving FDA approval in the United States. The proposal was subject to further confirmatory due diligence, among other conditions. The closing price for Strongbridge’s ordinary shares on March 17, 2021 was $3.34.

Also on March 17, 2021, following discussion with Strongbridge management, representatives from MTS Health Partners held a call with Party B’s senior management and financial advisor to discuss the process thus far and timetable going forward.

On March 19, 2021, the chief executive officer of Party A informed Mr. Johnson that it would not submit an acquisition proposal to acquire Strongbridge.

On March 26, 2021, as directed by Strongbridge management, MTS Health Partners sent a bid process letter (the “Bid Process Letter”) to Xeris and Party B, Party C and Party E. The Bid Process Letter requested the recipients to submit a written indication of interest no later than April 16, 2021 if they were interested in a strategic transaction with Strongbridge.

Also on March 26, 2021, Xeris management and Strongbridge management held a conference call, during which Xeris management presented Xeris’ portfolio of existing commercial products and its product pipeline.

By March 30, 2021, Parties A, D and G and all the Other Parties either did not respond or declined to move forward with any discussion of a strategic transaction with Strongbridge.

On April 5, 2021, the Independent Xeris Directors held a meeting with members of Xeris management and representatives of Goodwin Procter L.L.P., U.S. counsel to Xeris (“Goodwin”), present. Xeris management presented its business development model, which included management’s projections for the fiscal years ended December 31, 2021 through December 31, 2025, and the assumptions on which the projections were based. In the context of reviewing the projections, the Independent Xeris Directors discussed the risks, challenges, and strategic opportunities facing Xeris. Following discussion and questions of management regarding various matters relating to the projections, including the assumptions on which the projections were based, the Independent Xeris Directors approved the projections for disclosure to prospective acquisition targets and for use by SVB Leerink in conducting its financial analyses of Xeris. See the Unadjusted Xeris Projections as defined in “—Xeris Unaudited Prospective Financial Information” for further information regarding these financial projections. These projections were provided to Strongbridge.

On April 8, 2021, the Strongbridge board of directors (other than Dr. Sherman) held a meeting through videoconference, also attended by senior management of Strongbridge and representatives from MTS Health

Partners and Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to Strongbridge (“Skadden”). Dr. Sherman, a director on the boards of both Xeris and Strongbridge, recused himself from the relevant portions of all board meetings and other discussions regarding a potential transaction between Xeris and Strongbridge and abstained from voting on the Transaction (such board without Dr. Sherman, the “Independent Strongbridge Directors”).

At the April 8 meeting of the Independent Strongbridge Directors, Strongbridge management and representatives from MTS Health Partners discussed with the Independent Strongbridge Directors the status of discussions with the potentially interested third parties. Representatives from MTS Health Partners also discussed with the Independent Strongbridge Directors the terms of Party E’s March 17 acquisition proposal and preliminary financial information regarding the contingent value right component in such proposal and Xeris’ March 12 Proposal. Strongbridge management also presented to the Independent Strongbridge Directors a set of projections for Strongbridge as more fully described in “—Strongbridge Unaudited Prospective Financial Information.”

On April 15, 2021, the ad hoc working group of the Independent Xeris Directors, with the assistance of Xeris management and its advisors, reviewed the submission to Strongbridge of a revised non-binding offer letter.

Throughout January, February, March and the first half of April 2021, Strongbridge management held discussions with representatives from the management of each of Party B, Party C and Party E regarding their diligence of Strongbridge. Strongbridge senior management also held discussions with Party E’s financial advisor and financing source, in addition to Party E’s senior management. Party E indicated that it would be interested in a strategic transaction with Strongbridge, but it would need to see further regulatory developments of the New Drug Application for Recorlev for the treatment of endogenous Cushing’s syndrome that Strongbridge submitted to the FDA on March 1, 2021, which developments would not occur under the timeline requested in the Bid Process Letter.

By April 16, 2021, representatives from the senior management of each of Party B, Party C, Party E and Party F informed Strongbridge, through Mr. Kollender, that they would not submit an indication of interest in response to the Bid Process Letter.

On April 16, 2021, Xeris submitted a revised non-binding proposal to acquire Strongbridge (the “April 16 Proposal”) where Strongbridge shareholders would receive 0.70 newly-issued shares of Xeris common stock for each Strongbridge ordinary share, noted as equivalent to approximately $2.70 per Strongbridge ordinary share, plus contingent value rights to receive additional consideration, in cash or in Xeris common stock at Xeris’ exclusive option, of up to $0.75 per Strongbridge ordinary share in the aggregate upon achievement of the following milestones: (i) listing of at least one issued patent in the Orange Book for Keveyis ($0.25 per Strongbridge ordinary share), (ii) $50 million in Recorlev annual net sales in 2023 ($0.25 per Strongbridge ordinary share), and (iii) $80 million in Recorlev annual net sales in 2024 ($0.25 per Strongbridge ordinary share). The April 16 Proposal would result in the Strongbridge shareholders owning approximately 37.3% of the combined company on a fully diluted basis prior to receiving any CVR payment. If all of the CVR milestones were achieved and all of the CVR payments were made in Xeris common stock, the April 16 Proposal would result in the Strongbridge shareholders owning approximately 43.1% of the combined company on a fully diluted basis. The closing price for Strongbridge’s ordinary shares on April 16, 2021 was $2.43.

In the April 16 Proposal, Xeris requested that Xeris and Strongbridge enter into an exclusivity agreement providing for exclusive discussions through May 17, 2021. Xeris reiterated its expectation to receive irrevocable undertakings from certain of Strongbridge’s significant shareholders to vote in favor of the proposed transaction. The April 16 Proposal also indicated that the combined company would be led by Xeris’ executive management team and proposed that Mr. Johnson would join the board of directors of the combined company as an independent director, while the common director of Strongbridge and Xeris, Dr. Sherman, would continue to serve on the board of the combined company.

On April 21, 2021, the Independent Strongbridge Directors held a meeting through videoconference, also attended by Strongbridge senior management, representatives from MTS Health Partners and Skadden. Representatives from MTS Health Partners discussed with the Independent Strongbridge Directors preliminary financial information regarding the April 16 Proposal. After discussion, the Independent Strongbridge Directors authorized Strongbridge management to, at its discretion, grant Xeris exclusivity for a limited period of time as requested in the April 16 Proposal.

Following the April 21 Independent Strongbridge Directors meeting, consistent with the discussion of the Independent Strongbridge Directors, Mr. Johnson told Mr. Edick that Xeris needed to improve the April 16 Proposal as follows: (i) the upfront portion of the proposal should result in the Strongbridge shareholders owning approximately 40% of the combined company on a fully diluted basis prior to receiving any CVR payment, rather than approximately 37.3%; (ii) the Keveyis CVR milestone should be triggered on either at least one issued patent in the Orange Book for Keveyis or 2023 annual net sales of $40 million for Keveyis; and (iii) the milestone threshold for Recorlev annual net sales in 2023 should be reduced to $40 million instead of $50 million. Mr. Johnson also requested an additional board seat in the combined company. Mr. Johnson indicated that Strongbridge would agree to negotiate exclusively with Xeris if Xeris made these improvements to its proposal.

On April 23, 2021, Strongbridge received a notice of allowance from the U.S. Patent and Trademark Office relating to a patent application for Recorlev, potentially providing Recorlev with additional patent protection until 2040. On the same day, Mr. Johnson informed Mr. Edick of this development and Mr. Edick indicated that Xeris would revise its April 16 Proposal in light of this development and requested that Xeris have a few days to prepare a revised proposal.

Also on April 23, 2021, the ad hoc working group of the Independent Xeris Directors, with the assistance of Xeris management and SVB Leerink, discussed revisions to the April 16 Proposal in light of the recent development regarding the patent application for Recorlev.

Also on April 23, 2021, Strongbridge management decided to revise the Strongbridge projections in light of the notice of allowance, as more fully described in “—Strongbridge Unaudited Prospective Financial Information”.

On April 26, 2021, Xeris submitted a revised non-binding proposal to acquire Strongbridge (the “April 26 Proposal”) where Strongbridge shareholders would receive newly-issued shares of Xeris common stock equal to approximately 40.0% of the combined company on a fully diluted basis, noted as equivalent to approximately $3.10 per Strongbridge ordinary share, plus contingent value rights to receive additional consideration, in cash or in Xeris common stock at Xeris’ exclusive option, of up to $0.75 per Strongbridge ordinary share in the aggregate upon achievement of the following milestones: (i) listing of at least one issued patent in the Orange Book for Keveyis or $40 million in Keveyis annual net sales in 2023 ($0.25 per Strongbridge ordinary share), (ii) $40 million in Recorlev annual net sales in 2023 ($0.25 per Strongbridge ordinary share), and (iii) $80 million in Recorlev annual net sales in 2024 ($0.25 per Strongbridge ordinary share). The closing price for Strongbridge’s ordinary shares on April 26, 2021 was $2.58.

In the April 26 Proposal, Xeris requested that Xeris and Strongbridge enter into an exclusivity agreement providing for exclusive discussions through May 18, 2021, which would be a few days after the anticipated date of the FDA’s decision of whether to accept for filing Strongbridge’s new drug application for Recorlev submitted on March 1, 2021. Xeris also reiterated its expectation to receive irrevocable undertakings from certain of Strongbridge’s significant shareholders to vote in favor of the proposed transaction. The April 26 Proposal also indicated that the combined company would be led by Xeris’ executive management team and proposed that Mr. Johnson and an additional mutually-agreed-upon member of the Strongbridge board of directors join the board of directors of the combined company as independent directors, while the common director of Strongbridge and Xeris, Dr. Sherman, would continue to serve on the board of the combined company.

In addition to the April 26 Proposal, Xeris provided a draft of the proposed exclusivity agreement.

On April 28, 2021, in furtherance of the plan reviewed with the Independent Strongbridge Directors, Mr. Johnson contacted Mr. Edick and requested an aggregate CVR consideration of $1.00 per CVR. Mr. Johnson also requested that, if any CVR were to be paid in stock of the combined company, the stock price used to calculate the number of shares of stock receivable by CVR holders be based on the price of Xeris stock at the time of the closing of the Transaction instead of based on the stock price at the time the relevant milestone is achieved.

On April 29, 2021, the Independent Strongbridge Directors held a meeting through videoconference, also attended by Strongbridge senior management, representatives from MTS Health Partners and Skadden. Representatives from MTS Health Partners discussed with the Independent Strongbridge Directors the preliminary financial information regarding the April 26 Proposal. After discussion, the Independent Strongbridge Directors reaffirmed its authorization that Strongbridge management could, at its discretion, grant Xeris exclusivity for a limited period of time as requested in the April 26 Proposal.

Later on April 29, 2021, Xeris submitted a revised non-binding proposal to acquire Strongbridge (the “April 29 Proposal”) where Strongbridge shareholders would receive newly-issued shares of Xeris common stock equal to approximately 40.0% of the combined company on a fully diluted basis, noted as equivalent to approximately $3.12 per Strongbridge ordinary share, plus contingent value rights to receive additional consideration, in cash or in Xeris common stock at Xeris’ sole discretion, of up to $1.00 per Strongbridge ordinary share in the aggregate upon achievement of the following milestones: (i) listing of at least one issued patent in the Orange Book for Keveyis or $40 million in Keveyis annual net sales in 2023 ($0.25 per Strongbridge ordinary share), (ii) $40 million in Recorlev annual net sales in 2023 ($0.25 per Strongbridge ordinary share), and (iii) $80 million in Recorlev annual net sales in 2024 ($0.50 per Strongbridge ordinary share). The closing price for Strongbridge ordinary shares on April 29, 2021 was $2.65.

On the same day, after receipt of the April 29 Proposal, Xeris and Strongbridge entered into an exclusivity agreement, which provided for an exclusivity period through the end of day on May 18, 2021, provided that the exclusivity period would automatically be extended for an additional 14 days if neither party gave written notice to the other party of its intent to terminate the exclusivity period at the end of the initial period.

On May 11, 2021, the Xeris Board held a regularly scheduled meeting with members of Xeris management present to discuss, among other things, the discussions with Strongbridge. Representatives of SVB Leerink, Goodwin and A&L Goodbody LLP, Irish counsel to Xeris (“A&L Goodbody”), were present for a portion of the meeting. Xeris management discussed the status of the discussions with Strongbridge, including the status of ongoing due diligence, the strategic rationale for the Transaction and the proposed structure and timing. Representatives of A&L Goodbody discussed the directors’ obligations under Irish law. Representatives of Goodwin discussed the directors’ fiduciary duties. Representatives of Goodwin and A&L Goodbody discussed the legal structure of the proposed transaction and approach to the transaction documentation as well as a summary of the timeline, required shareholder approvals and tax treatment of the Transaction, the proposed deal protection provisions and the conditionality of the Transaction. Representatives of SVB Leerink discussed preliminary financial information regarding the proposed transaction. Xeris management discussed its assessment of the probability of technical and regulatory success applied to the Xeris business development model previously approved by Independent Xeris Directors on April 5, 2021 and to certain projected financial information for Strongbridge provided by Strongbridge management. In the context of reviewing the projections, the Independent Xeris Directors discussed the risks, challenges and strategic opportunities facing Xeris. Following discussion, the Independent Xeris Directors approved the financial projections provided by Xeris management, including the methodology and assumptions, for use by SVB Leerink in their financial analyses. See “—Xeris Unaudited Prospective Financial Information” for further information regarding these financial projections. SVB Leerink relied upon these financial projections for its financial analysis and fairness opinion.

On May 12, 2021, Goodwin and A&L Goodbody provided Skadden and Arthur Cox LLP, Irish counsel to Strongbridge (“Arthur Cox”), with an initial draft of the Transaction Agreement, the Expenses Reimbursement Agreement and the conditions appendix, which contained the conditions to the consummation of the Transaction. The draft documents contemplated mostly reciprocal representations, warranties, covenants, closing conditions, termination rights and rights of the parties to engage in discussions for alternative transactions.

On May 13, 2021, Skadden and Arthur Cox provided Goodwin and A&L Goodbody with an initial draft of the CVR Agreement.

Between May 13 and May 21, 2021, Skadden and Arthur Cox with input from the Independent Strongbridge Directors and management, on the one hand, and Goodwin and A&L Goodbody with input from the Independent Xeris Directors and management, on the other hand, exchanged drafts of the Transaction Agreement, the Expenses Reimbursement Agreement, the conditions appendix, the Rule 2.5 Announcement, the CVR Agreement and other transaction documents, including both parties’ confidential disclosure schedules. Among other items, the parties negotiated the conditions to the consummation of the Transaction, the termination provisions of the Transaction Agreement, the circumstances in which expense reimbursement would be payable by either party, the parties’ respective non-solicitation obligations, the ability of both Xeris and Strongbridge boards of directors to change their recommendations and to engage with potential third parties interested in pursuing an alternative proposal to acquire their respective companies, the structuring of the CVRs and the definition of net sales for purposes of determining the achievement of applicable milestones, and the treatment of outstanding Strongbridge equity awards.

On May 13, 2021, the Independent Strongbridge Directors held their regular quarterly meeting through videoconference, also attended by Strongbridge senior management. Strongbridge management provided the Independent Strongbridge Directors with an update of its due diligence review of Xeris. Representatives of MTS Health Partners, Skadden and Arthur Cox attended relevant portions of this meeting. Representatives from MTS Health Partners discussed with the Independent Strongbridge Directors the anticipated implied premium of the proposed transaction, including as compared with prior comparable transactions. Skadden and Arthur Cox provided the Independent Strongbridge Directors with an update of the status of the discussion with Xeris and its advisors regarding the proposed transaction, including the status of draft transaction agreements.

On May 14, 2021, the compensation committee of the Strongbridge Board held a meeting through video conference, also attended by representatives from Holland & Knight LLP (“Holland & Knight”), Strongbridge’s counsel for compensation matters. Representatives from Holland & Knight discussed with the compensation committee potential changes in Strongbridge’s equity compensation plans and programs for the purpose of aligning the interests of Strongbridge’s employees with the interests of Strongbridge’s shareholders in the contemplation of the proposed transaction with Xeris. At the direction of the compensation committee, Strongbridge management conveyed such proposals to Xeris management. Between May 14 and May 23, 2021, Strongbridge’s and Xeris’ respective representatives and legal counsel engaged in discussions as to the proposals authorized by the compensation committee of the Strongbridge Board, ultimately resulting in the extension of exercisability of certain Strongbridge Options described in “—Interests of Strongbridge’s Executive Officers and Directors—Treatment of Strongbridge Options in the Transaction” and the Retention Bonus Pool described in “—Interests of Strongbridge’s Executive Officers and Directors—Retention Bonus Pool.”

At the end of day on May 18, 2021, the initial exclusivity period under the exclusivity agreement expired and neither Xeris nor Strongbridge provided written notice of its intent to terminate the exclusivity period. Therefore, pursuant to the terms of the exclusivity agreement, the exclusivity period was automatically extended for another 14 days.

As of the close of trading on the Nasdaq on May 21, 2021, Strongbridge and Xeris had resolved all outstanding material issues under the proposed Transaction Agreement and the other transaction documents.

On May 21, 2021, the Independent Strongbridge Directors held a meeting by videoconference, also attended by Strongbridge senior management and representatives from MTS Health Partners, Arthur Cox and Skadden. Representatives from Skadden and Arthur Cox discussed with the Independent Strongbridge Directors the material terms of the Transaction Agreement, including the conditions to the consummation of the Transaction set forth in the conditions appendix, the CVR Agreement, and the Expenses Reimbursement Agreement. Representatives from MTS Health Partners discussed with the Independent Strongbridge Directors the financial analyses of MTS Securities regarding the Scheme Consideration to be considered in connection with the delivery of the MTS Opinion. See “—Opinion of Strongbridge’s Financial Advisor” for a summary of the financial analyses of MTS Securities; see “—Strongbridge Unaudited Prospective Financial Information” for a discussion of the management projections with respect to Strongbridge and Xeris used by MTS Securities in its financial analyses.

Also at the May 21 meeting, members of Strongbridge management discussed with the Independent Strongbridge Directors the proposed compensation arrangements, as described in “—Interests of Strongbridge Executive Officers and Directors—Executive Employment Agreements,” that had been agreed upon by Strongbridge and Xeris.

After discussion, the Independent Strongbridge Directors (i) determined that it was advisable and in the best interests of Strongbridge and its shareholders to create, and authorized the creation of, an ad hoc committee of the Independent Strongbridge Directors consisting of Messrs. John H. Johnson and David Gill and Dr. Marten Steen (the “Strongbridge Committee”) to act on behalf of the Independent Strongbridge Directors to take any and all actions which the Independent Strongbridge Directors could take with respect to the Transaction, including to approve the final exchange ratio; (ii) determined that the terms of the Scheme were fair and reasonable and it was advisable and in the best interests of Strongbridge and its shareholders to enter into the Transaction Agreement, consummate the Transaction, enter into the Expenses Reimbursement Agreement and approve the contents and release of the Rule 2.5 Announcement; (iii) approved the execution and delivery of the Transaction Agreement, and the Expenses Reimbursement Agreement in substantially the form presented to the Independent Strongbridge Directors, with such changes the Strongbridge Committee might approve; (iv) resolved to recommend Strongbridge shareholders that they vote in favor of the Transaction; (v) approved the content and release of the Rule 2.5 Announcement in substantially the form presented to the Independent Strongbridge Directors, with such changes the Strongbridge Committee might approve; and (vi) approved the compensation arrangements as described in “—Interests of Strongbridge’s Executive Officers and Directors”.

After the close of trading on the Nasdaq on May 21, 2021, at the direction of Strongbridge and Xeris, respectively, MTS Health Partners and SVB Leerink, subject to the approval of Strongbridge and Xeris, calculated the final exchange ratio for the Transaction based on the previously discussed methods for determining the final exchange ratio and the closing prices of Strongbridge ordinary shares and Xeris stock on that day.

The final exchange ratio resulted in no change of the exchange ratio used for purposes of the preliminary financial analyses of MTS Securities presented at the meeting of the Independent Strongbridge Directors on May 21, 2021.

On May 23, 2021, MTS Securities delivered to the Strongbridge Board (i) its written opinion that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Scheme Consideration to be received by holders of shares of Strongbridge ordinary shares in the Scheme was fair, from a financial point of view, to such holders (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates); and (ii) its presentation of financial analyses undertaken in connection with the MTS Opinion. Dr. Jeffrey W. Sherman did not receive the distribution of the MTS Opinion because he recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction. See “—Opinion of Strongbridge’s Financial Advisor” for a summary of the MTS Opinion.

After receipt of the MTS Opinion, the Strongbridge Committee held a meeting by videoconference, also attended by Strongbridge senior management and representatives from Skadden. After discussion, the Strongbridge Committee approved the final exchange ratio and the content and release of the Rule 2.5 Announcement, which, among other things, included the unanimous recommendation of the Independent Strongbridge Directors that Strongbridge shareholders vote in favor of the Transaction.

Also on May 23, 2021, the Xeris Board held a meeting to consider the proposed transaction with Strongbridge. Members of Xeris management and representatives of SVB Leerink, Goodwin and A&L Goodbody were present. Representatives of KPMG LLP, independent accountant to Xeris (“KPMG”), were present for a portion of the meeting. Members of Xeris management summarized for the Independent Xeris Directors the economic terms of the proposed transaction negotiated by the companies’ management teams, the strategic and financial benefits of the Transaction, the potential timeline to closing, the results of the due diligence performed with respect to Strongbridge, and the communications plan following an announcement, assuming board approval. Representatives of KPMG discussed the report from KPMG in respect of certain merger benefit statements made in the Rule 2.5 Announcement. Representatives of Goodwin discussed the directors’ fiduciary duties in connection with considering the Transaction. Representatives of Goodwin and A&L Goodbody discussed process and anticipated timing, summarized the transaction structure and the terms of the proposed Transaction Agreement, the Expenses Reimbursement Agreement, the conditions appendix, the irrevocable undertakings of certain directors, officers and shareholders of Strongbridge, the CVR Agreement and the Rule 2.5 Announcement. Representatives of SVB Leerink reviewed its financial analysis of the proposed transaction and then rendered SVB Leerink’s oral opinion, confirmed by delivery of a written opinion dated May 23, 2021, to the effect that as of that date and based upon and subject to the various assumptions, and qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, the consideration of one share of HoldCo common stock, without interest, to be received by holders of Xeris common stock in the Merger pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of SVB Leerink’s opinion, please see “ – Opinion of Xeris’ Financial Advisor.” Following discussion, the Independent Xeris Directors determined that entering into the Transaction Agreement and related documents and consummating the transaction contemplated thereby, including the Merger, was advisable and fair to and in the best interests of Xeris and its stockholders, authorized and approved the execution, delivery and performance of the Transaction Agreement and related documents by Xeris and approved the Merger and recommended the adoption of the Transaction Agreement by the Xeris stockholders and directed that the Transaction Agreement be submitted for consideration by the Xeris stockholders at the Xeris Special Meeting. On a motion duly made and seconded, the Independent Xeris Directors approved the resolutions by unanimous vote of those directors in attendance. Dr. Sherman abstained from this vote because, as aforementioned, Dr. Sherman may be considered as having a conflict of interest due to his directorship of and shareholdings in Strongbridge.

On May 24, 2021, Xeris, Strongbridge, HoldCo and MergerSub executed and delivered the Transaction Agreement and the Expenses Reimbursement Agreement.

On May 24, 2021, prior to the start of trading on the Nasdaq, Xeris and Strongbridge jointly issued the Rule 2.5 Announcement pursuant to the Irish Takeover Rules and a press release announcing the execution of the Transaction Agreement.

Recommendation of the Independent Xeris Directors and Xeris’ Reasons for the Transaction

At its meeting on May 23, 2021, the Independent Xeris Directors unanimously approved the plan of merger contained in the Transaction Agreement and found that the Merger is fair to and in the best interests of Xeris and its stockholders. The Independent Xeris Directors unanimously recommend that the stockholders of Xeris vote for the adoption of the Transaction Agreement and the approval of the plan of merger contained in the Transaction Agreement and for the other resolutions at the Xeris Special Meeting.

The Independent Xeris Directors considered many factors in making its determination that the entry into the Transaction Agreement and the Merger are fair to and in the best interests of Xeris and its stockholders and recommending approval of the plan of merger contained in the Transaction Agreement and the other resolutions by the Xeris stockholders at the Xeris Special Meeting. In arriving at its determination, the Independent Xeris Directors consulted with Xeris’ management, legal advisors and financial advisor, reviewed a significant amount of information, considered a number of factors in its deliberations and concluded that the Transaction is likely to result in significant strategic and financial benefits to Xeris and its stockholders, including:

•

Diversified and Increased Revenue Growth: The combined company is expected to have a stronger revenue base with two rapidly growing commercial assets in Gvoke and Keveyis, and a near-term product launch in Recorlev. Gvoke sells in a multi-billion dollar addressable market, as will Recorlev, if approved. With approval of Recorlev by the FDA, Xeris’ experienced, endocrinology-focused commercial infrastructure is expected to enable a rapid product launch for Recorlev into the endocrinology community. With Gvoke, Keveyis and Recorlev, the combined company will boast multiple, highly differentiated, growing, commercial assets that could have significant combined revenue potential, supported by a larger and more efficient commercial organization;

•

Significant Potential Synergies: The combined company is expected to generate approximately $50 million in pre-tax synergies by the end of 2022 resulting from immediate savings, including redundant general, administrative and other public company costs, and from the avoidance of future costs, most notably within the commercial and medical affairs functions. Stockholders of the combined company are expected to benefit from significant cost avoidance and the potential for more rapid and achievable near-term growth by utilizing Xeris’ existing commercial infrastructure to launch Recorlev soon after product approval. Xeris’ management and the Independent Xeris Directors are committed to retaining and incentivizing the most talented individuals in their respective functions between the two companies to ensure continuity and ongoing success;

•

Specialized Commercial Platform: The combined company will have a robust rare disease and endocrinology-focused commercial infrastructure, primed to bring the benefits of the company’s products to a wider range of patients with unmet needs. At closing, the organization will have approximately 110 field sales representatives, as well as 50 inside sales and support employees, and a fully operational patient and provider support team, enabling a rapid potential product launch for Recorlev in the first quarter of 2022, as well as enhanced sales across the entire portfolio;

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Expanded Development Pipeline: In addition to Recorlev, the combined company will have a robust pipeline of development programs to extend the current marketed products into important new indications and uses, and bring new products forward using its formulation technology platforms, supporting long-term product development and commercial success;

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Strengthened Strategic Profile: The Transaction will enable the combined company to have a scalable infrastructure for continued development of specialist oriented and rare disease products from its proprietary XeriSol™ and XeriJect™ formulation technologies, as well as consolidation of commercial and late development-stage products and companies focused on endocrinology and rare diseases; and

•

Improved Access to Capital Markets: With enhanced scale, multiple revenue generating commercial assets and a high potential value near-term development pipeline, the combined company is expected to have a more attractive profile to investors and to benefit from greater access to the debt and equity markets at a lower cost of capital.

These beliefs are based in part on the following factors that the Independent Xeris Directors considered:

•	its knowledge and understanding of the Xeris business, operations, financial condition, earnings, strategy and future prospects;

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information and discussions with Xeris’ management, in consultation with SVB Leerink, regarding Strongbridge’s business, operations, financial condition, earnings, strategy and future prospects, and the results of Xeris’ due diligence review of Strongbridge;

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the fact that the board of directors of HoldCo following completion of the Transaction will be comprised of eight individuals, consisting of the Xeris Board immediately prior to the Merger Effective Time, and two individuals who are members of the Strongbridge Board, including John H. Johnson, the Chief Executive Officer of Strongbridge and a member of the Strongbridge Board as of the date of the Transaction Agreement, Garheng Kong, a member of the Strongbridge Board as of the date of the Transaction Agreement;

•

the fact that senior management of the combined company will be principally comprised of senior management of Xeris as of immediately prior to the Merger Effective Time, including the current Xeris Chief Executive Officer, Mr. Paul Edick, who will also serve as the Chief Executive Officer of HoldCo;

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the opinion of SVB Leerink rendered to the Xeris Board that, as of May 23, 2021, and subject to the various assumptions, qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, the consideration of one share of HoldCo common stock, without interest, to be received by holders of Xeris common stock (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders, and the related presentation and financial analysis of SVB Leerink provided to the Xeris Board in connection with the rendering of its opinion, as more fully described in the section entitled “The Transaction—Opinion of Xeris’ Financial Advisor”;

•	the likelihood that the Transaction will be completed on a timely basis and the belief that regulatory approvals and clearances necessary to consummate the Transaction would be obtained;

•	the limited number and nature of the conditions to Strongbridge’s obligation to complete the Transaction;

•

the fact that the Independent Xeris Directors may change its recommendation to Xeris’ stockholders in response to a material event that was not known to it as of the date of the Transaction Agreement, subject to certain limitations, if the Independent Xeris Directors has concluded in good faith (after consultation with Xeris’ outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties;

•	the fact that the Transaction is subject to approval by the Xeris stockholders;

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that, subject to certain limited exceptions, Strongbridge is prohibited from soliciting, participating in any discussions or negotiations with respect to, providing information to any third party with respect to, or entering into any agreement providing for, the acquisition of Strongbridge;

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that Strongbridge must reimburse certain of Xeris’ expenses in connection with the Transaction in an amount up to $1,950,000, if the Transaction Agreement is terminated under the circumstances specified in the Expenses Reimbursement Agreement;

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the fixed exchange ratio for the Acquisition of Strongbridge will not be increased to compensate Strongbridge shareholders in the event of a decrease in the share price of Xeris’ common stock prior to the Scheme Effective Time, and the terms of the Transaction Agreement do not include termination rights for Strongbridge triggered in the event of an increase in the value of Strongbridge relative to the value of Xeris.

The Independent Xeris Directors weighed these factors against a number of uncertainties, risks and potentially negative factors relevant to the Transaction, including the following:

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the fixed exchange ratio for the Acquisition of Strongbridge will not be reduced in the event of an increase in the share price of Xeris’ common stock prior to the Scheme Effective Time, and the terms of the Transaction Agreement do not include termination rights for Xeris triggered in the event of a decrease in the value of Strongbridge relative to the value of Xeris;

•

the adverse impact that business uncertainty prior to the closing of the Transaction and during the post-closing integration period could have on the ability of both Xeris and Strongbridge to attract, retain and motivate key personnel;

•

the challenges inherent in the combination of two business enterprises of the size and scope of Xeris and Strongbridge, including the possibility that the anticipated cost savings and synergies and other benefits sought to be obtained from the Transaction might not be achieved in the time frame contemplated or at all and the other numerous risks and uncertainties which could adversely affect HoldCo’s operating results;

•	the risk that the forecasted results in the unaudited prospective financial information of Xeris and Strongbridge would not be achieved in the amounts or at the times anticipated;

•	the risk that the Transaction might not be consummated in a timely manner or at all;

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the risk that Xeris stockholders or Strongbridge shareholders may object to and challenge the Transaction and take actions that may prevent or delay the consummation of the Transaction, including to vote down the proposals at the Xeris Special Meeting or the Strongbridge Special Meetings;

•	that failure to complete the Transaction could cause Xeris to incur significant fees and expenses and could lead to negative perceptions among investors, potential investors and customers;

•

the limited circumstances under which Xeris could terminate the Transaction Agreement or refuse to consummate the Transaction both pursuant to the terms of the Transaction Agreement and pursuant to the restrictions imposed under Irish law;

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that, subject to certain limited exceptions, Xeris is prohibited during the term of the Transaction Agreement from soliciting, participating in any discussions or negotiations with respect to, providing information to any third party with respect to, or entering into any agreement providing for, the acquisition of Xeris and that Xeris is prohibited from terminating the Transaction Agreement to enter into any agreement providing for the acquisition of Xeris;

•

the risk that Xeris may become obligated to reimburse certain of Strongbridge’s expenses in connection with the Transaction in an amount up to $1,950,000, if the Transaction Agreement is terminated under certain circumstances specified in the Expenses Reimbursement Agreement;

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that Xeris is limited to recovering its documented, specific and quantifiable third-party costs and expenses from Strongbridge in an amount up $1,950,000 if the Transaction Agreement is terminated under the circumstances specified in the Expenses Reimbursement Agreement;

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the restrictions on Xeris’ operations until completion of the Transaction which could have the effect of preventing Xeris from pursuing other strategic transactions during the pendency of the Transaction Agreement as well as taking certain other actions relating to the conduct of its business without the prior consent of Strongbridge; and

•

the risks of the type and nature described under the sections entitled “Risk Factors” beginning on page 30 of this joint proxy statement/prospectus and “Cautionary Statement Regarding Forward-Looking Statements.”

In considering the recommendation of the Independent Xeris Directors, Xeris stockholders should be aware that directors and executive officers of Xeris have interests in the proposed transaction that are different from, or in addition to, any interests they might have as shareholders. See “Interests of Xeris’ Directors and Executive Officers in the Transaction”.

The Independent Xeris Directors concluded that the uncertainties, risks and potentially negative factors relevant to the Transaction were outweighed by the potential benefits that it expected Xeris and the Xeris stockholders would achieve as a result of the Transaction.

This discussion of the information and factors considered by the Independent Xeris Directors includes the principal positive and negative factors considered by the Independent Xeris Directors, but is not intended to be exhaustive and may not include all of the factors considered by the Independent Xeris Directors. In view of the wide variety of factors considered in connection with its evaluation of the Transaction, and the complexity of these matters, the Independent Xeris Directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Transaction and to make its recommendations to the Xeris stockholders.

Rather, the Independent Xeris Directors viewed its decisions as being based on the totality of the information presented to them and the factors they considered. In addition, individual members of the Independent Xeris Directors may have given differing weights to different factors.

Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction

At its meeting on May 21, 2021, the Independent Strongbridge Directors unanimously determined that the Transaction Agreement and the transactions contemplated thereby, including the Scheme, were advisable for, fair to and in the best interests of Strongbridge and the Strongbridge shareholders, and that the terms of the Scheme were fair and reasonable, subject to receipt of the final exchange ratio and the MTS Opinion. The Independent Strongbridge Directors also delegated to a transaction committee of their members the full power and authority to act on their behalf to take any and all actions with respect to the Transaction, including to approve the final exchange ratio. On May 23, 2021, the Transaction committee met and approved the final exchange ratio. The Independent Strongbridge Directors unanimously recommend that the shareholders of Strongbridge vote in favor of the Scheme at the Court Meeting and in favor of the Scheme and other resolutions at the EGM.

In evaluating the Transaction Agreement and the Transaction, the Independent Strongbridge Directors consulted with management, as well as Strongbridge’s internal and outside legal counsel and its financial advisor, and considered a number of factors, weighing both perceived benefits of the Transaction as well as potential risks of the Transaction.

The Independent Strongbridge Directors considered the following factors that it believes support its determinations and recommendations:

Aggregate Value and Composition of the Scheme Consideration

•

that the Scheme Consideration had an implied value per Strongbridge ordinary share of $3.20 (including the risk-based implied value of the CVR), based on the closing price of shares of Xeris common stock as of May 21, 2021 (the last trading day prior to the Rule 2.5 Announcement), which represented a 37% premium to the closing price per Strongbridge ordinary share on the same date and a one-month premium of 21%, which the Independent Strongbridge Directors viewed as an attractive valuation relative to other comparable transactions and peer comparisons;

•

that the equity component of the Scheme Consideration offers Strongbridge shareholders the opportunity to participate in the future earnings and growth of the combined company, while the CVR portion of the Scheme Consideration provides Strongbridge shareholders with an opportunity to benefit from the potential success of Keveyis and Recorlev if certain milestones are met in accordance with the terms of the CVR Agreement;

•	that the fixed exchange ratio provides certainty to the Strongbridge shareholders as to their pro forma percentage ownership of approximately 40% of the combined company;

Synergies and Strategic Considerations

•

the potential for Strongbridge shareholders, as shareholders of the combined company, to benefit to the extent of their interest in the combined company from the synergies expected to result from the Transaction;

•

the belief of the Independent Strongbridge Directors that the combined company will have diversified and increased revenue growth, a specialized commercial platform, an expanded development pipeline, a strengthened strategic profile, and improved access to capital markets;

•

the Independent Strongbridge Directors’ familiarity with and understanding of Strongbridge’s business, results of operations, financial and market position, and its expectations concerning Strongbridge’s future prospects;

•

information and discussions with Strongbridge’s management regarding Xeris’ business, results of operations, financial and market position, and Xeris management’s expectations concerning Strongbridge’s business prospects, and historical and current trading prices of shares of Xeris common stock;

•	information and discussions regarding the benefits of size and scale and the expected credit profile of the combined company and the expected pro forma effect of the proposed Transaction;

•

the ongoing evaluation of strategic alternatives for maximizing shareholder value over the long term, including senior management’s standalone plan, and the potential risks, rewards and uncertainties associated with such alternatives, and the Independent Strongbridge Directors’ belief that the proposed Transaction with Xeris was the most attractive option available to Strongbridge shareholders;

Opinion of Financial Advisor

•

the MTS Opinion, dated May 23, 2021, delivered to the Strongbridge Board that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Scheme Consideration to be received by holders of Strongbridge ordinary shares in the Scheme was fair, from a financial point of view, to such holders (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates), together with the presentation of financial analyses by MTS Securities in connection with the delivery of the opinion, as further described in the section entitled “—Opinion of Strongbridge’s Financial Advisor”. (Dr. Jeffrey W. Sherman did not receive the distribution of such written opinion of MTS Securities because he recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction);

Likelihood of Completion of the Transaction

•	the likelihood that the Transaction will be consummated, based on, among other things:

•	the closing conditions to the Transaction, including the fact that the obligations of Xeris in the Transaction are not subject to a financing condition;

•	the fact that a filing is not required under the HSR Act with respect to the Transaction; and

•

the commitment made by Xeris to cooperate and use reasonable best efforts to obtain necessary regulatory clearances, including, if necessary, under the HSR Act, as discussed further in the section entitled “Regulatory Approvals Required”;

Favorable Terms of the Transaction Agreement and Expenses Reimbursement Agreement

•	the terms and conditions of the Transaction Agreement and the Expenses Reimbursement Agreement and the course of negotiations of such agreements, including, among other things:

•

the ability of Strongbridge, under certain circumstances, to provide information to and to engage in discussions or negotiations with a third party that makes an unsolicited acquisition proposal, as further described in the section entitled “The Transaction Agreement—Covenants and Agreements”;

•

the ability of the Independent Strongbridge Directors, under certain circumstances, to change their recommendation to Strongbridge shareholders concerning the Scheme, as further described in the section entitled “The Transaction Agreement—Covenants and Agreements”;

•

the ability of the Independent Strongbridge Directors to terminate the Transaction Agreement under certain circumstances, subject to certain conditions (including payment of an expense reimbursement to Xeris), as further described in the section entitled “The Transaction Agreement—Covenants and Agreements”;

•

the terms of the Transaction Agreement that restrict Xeris’ ability to solicit alternative business combination transactions and to provide confidential due diligence information to, or engage in discussions with, a third party interested in pursuing an alternative business combination transaction, as further discussed in the section entitled “The Transaction Agreement—Covenants and Agreements”;

•

the obligation of Xeris to reimburse Strongbridge for all documented, specific and quantifiable third-party costs and expenses incurred by Strongbridge or on its behalf, for the purposes of, in preparation for, or in connection with the Transaction, not to exceed $1.95 million, upon termination of the Transaction Agreement under specified circumstances;

•

the requirement that Xeris hold a shareholder vote on the Transaction Agreement, even though the Independent Xeris Directors may have withdrawn or changed its recommendation, and the inability of Xeris to terminate the Transaction Agreement to enter into an agreement for a superior proposal;

•

the scope of matters that are specifically excluded from consideration in determining whether a “material adverse effect” has occurred is sufficient to protect Strongbridge’s interest in ensuring the certainty of the consummation of the Transaction, as further discussed in the section entitled “The Transaction Agreement—Representations and Warranties”;

•

the Independent Strongbridge Directors’ belief that the expenses reimbursement payment to be made to Xeris upon termination of the Transaction Agreement under specified circumstances, which is capped at $1.95 million, is much less of a financial impediment to another party making a superior acquisition proposal after execution of the Transaction Agreement than is typical in U.S. transactions, which customarily provide for a fixed break-up fee of a substantially greater amount, and is not likely to significantly deter another party from making such an acquisition proposal;

•

the governance arrangements contained in the Transaction Agreement, which provide that, after completion of the Transaction, the board of directors of HoldCo will consist of six individuals who are members of the Xeris Board immediately prior to the completion of the Transaction (including Dr. Sherman, who is presently a director of both Xeris and Strongbridge), and John H. Johnson, the chief executive officer of Strongbridge, and Garheng Kong, M.D., PhD, MBA, both of whom are members of the Strongbridge Board on the date the Transaction was publicly announced; and

Tax Treatment

•

that, subject to the discussion in the section entitled “Tax Consequences of the Scheme”, taxable gain on the exchange of Strongbridge ordinary shares for HoldCo common stock may be limited for U.S. federal income tax purposes as compared to a sale of Strongbridge ordinary shares for cash.

The Independent Strongbridge Directors also considered a variety of risks and other countervailing factors, including:

Fluctuations in Share Price

•

that the fixed exchange ratio will not adjust downwards to compensate for changes in the price of Strongbridge ordinary shares or Xeris common stock prior to the completion of the Transaction, and the terms of the Transaction Agreement do not include termination rights triggered by a decrease in the value of Xeris relative to the value of Strongbridge;

Risks that the CVR Milestones may not be Achieved

•

that, although there is an obligation that HoldCo must use commercially reasonable efforts to achieve the Milestones, certain or all of the Milestones might not be achieved within the applicable time periods, and the resulting payments would not be required of HoldCo with respect to such Milestones;

Limitations on Strongbridge’s Business Pending Completion of the Transaction

•

the restrictions on the conduct of Strongbridge’s business during the pendency of the Transaction, which may delay or prevent Strongbridge from undertaking business opportunities that may arise or may negatively affect Strongbridge’s ability to attract and retain key personnel;

•

the terms of the Transaction Agreement that restrict Strongbridge’s ability to solicit alternative business combination transactions and to provide confidential due diligence information to, or engage in discussions with, a third party interested in pursuing an alternative business combination transaction, as further discussed in the section entitled “The Transaction Agreement—Covenants and Agreements,” although the Independent Strongbridge Directors believed that such terms were reasonable and not likely to significantly deter another party from making a superior acquisition proposal;

Possible Disruption of Strongbridge’s Business

•	the potential for diversion of management and employee attrition and the possible effects of the announcement and pendency of the Transaction on customers and business relationships;

Risks of Delays or Non-Completion

•

the amount of time it could take to complete the Transaction, including the fact that completion of the Transaction depends on factors outside of Strongbridge’s control, and that there can be no assurance that the conditions to the Transaction will be satisfied even if the Scheme is approved by Strongbridge’s shareholders and the Merger is approved by Xeris’ stockholders;

•

the possibility of non-completion of the Transaction and the potential consequences of such non-completion, including the potential negative impacts on Strongbridge, its business and the trading price of its shares and the potential payment of the expenses reimbursement to Xeris;

Uncertainties Following Completion

•

the difficulty and costs inherent in integrating diverse, global businesses and the risk that the cost savings, synergies and other benefits expected to be obtained as a result of the Transaction might not be fully or timely realized; and

Other Risks

•

the risks of the type and nature described in the sections entitled “Risk Factors” beginning on page 30 of this joint proxy statement/prospectus and “Cautionary Statement Regarding Forward-Looking Statements.”

The Independent Strongbridge Directors concluded that the uncertainties, risks and potentially negative factors relevant to the Transaction were outweighed by the potential benefits that it expected Strongbridge and its shareholders would achieve as a result of the Transaction.

In considering the recommendation of the Independent Strongbridge Directors, you should be aware that directors and executive officers of Strongbridge have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “ —Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108.

This discussion of the information and factors considered by the Independent Strongbridge Directors includes the principal positive and negative factors considered by the Independent Strongbridge Directors, but is not intended to be exhaustive and may not include all of the factors considered by the Independent Strongbridge Directors. In view of the wide variety of factors considered in connection with their evaluation of the Transaction, and the complexity of these matters, the Independent Strongbridge Directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that they considered in reaching its determination to approve the Transaction and to make their recommendations to the Strongbridge shareholders. Rather, the Independent Strongbridge Directors viewed their decisions as being based on the totality of the information presented to them and the factors they considered. In addition, different members of the Independent Strongbridge Directors may have given differing weights to different factors.

Xeris Unaudited Prospective Financial Information

As a matter of course, Xeris does not publicly disclose long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with Xeris’ and Strongbridge’s evaluation of the Transaction, Xeris made available certain unaudited prospective financial information relating to Xeris on a stand-alone, pre-transaction basis to Xeris’ financial advisor, SVB Leerink, Strongbridge and Strongbridge’s financial advisor. In addition, Xeris made available to Xeris’ financial advisor certain unaudited prospective financial information relating to Strongbridge as adjusted by Xeris. The unaudited prospective financial information was not prepared with a view toward public disclosure, and the inclusion of this information should not be regarded as an indication that any of Xeris, Strongbridge or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

The unaudited prospective financial information included in this joint proxy statement/prospectus was not prepared with a view toward complying with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants or the Financial Accounting Standards Board for preparation and presentation of prospective financial information, but, in the view of Xeris management, was prepared on a reasonable basis, reflected, at the time the prospective financial information was prepared, the best currently available estimates and judgments, and presented, to the best of Xeris management’s knowledge and belief at that time, the expected course of action and the expected future financial performance of Xeris. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this joint proxy statement/prospectus are cautioned not to place undue reliance, if any, on the prospective financial information. Neither Xeris’ independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. Xeris stockholders and Strongbridge shareholders are urged to review Xeris’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q for a description of risk factors with respect to Xeris’ business and see Strongbridge’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q for a description of risk factors relating to Strongbridge’s business. See “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

The summary below is included solely to give Xeris stockholders access to certain long-term financial analyses and forecasts that were made available to the Independent Xeris Directors and SVB Leerink for purposes of performing analyses underlying SVB Leerink’s fairness opinion, and is not included in this joint proxy statement/prospectus to influence a Xeris stockholder’s decision whether to vote for the merger proposal or for any other purpose. The inclusion of a summary of the financial projections in this document does not constitute an admission or representation that the information is material. The inclusion of a summary of the financial projections set forth below should not be regarded as an indication that Xeris and/or its affiliates, officers, directors, advisors or other representatives consider the financial projections set forth below to be necessarily predictive of actual future events, and this information should not be relied upon as such. None of Xeris, Strongbridge, HoldCo and/or their respective affiliates, officers, directors, advisors or other representatives gives any stockholder of Xeris or any other person any assurance that actual results will not differ materially from the financial projections set forth below.

Readers of this joint proxy statement/prospectus are cautioned not to unduly rely on the unaudited prospective financial information. Some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date such information was prepared. The financial projections set forth below do not take into account any circumstances, transactions or events occurring after the date on which they were prepared. Xeris has not updated and does not intend to update or otherwise revise the unaudited prospective financial information to reflect circumstances existing after the date when such information was prepared or to reflect the occurrence of future events, except to the extent required by applicable law. Xeris has made no representation to Strongbridge or any other person in the Transaction Agreement or otherwise concerning the unaudited prospective financial information.

NEITHER XERIS NOR STRONGBRIDGE HAS UPDATED, AND NEITHER XERIS NOR STRONGBRIDGE INTENDS TO UPDATE OR OTHERWISE REVISE, THE UNAUDITED FORECASTED FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

Certain of the measures included in the financial projections set forth below may be considered non-GAAP financial measures, including operating income. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Xeris may not be comparable to similarly titled amounts used by other companies.

Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by SVB Leerink for purposes of its financial analysis as described in “—Opinion of Xeris’ Financial Advisor” or by the Independent Xeris Directors in connection with its consideration of the Transaction. Accordingly, neither Xeris nor Strongbridge has provided a reconciliation of the non-GAAP financial measures included in the financial projections set forth below.

For the foregoing and other reasons, readers of this joint proxy statement/prospectus are cautioned that the inclusion of a summary of the financial projections in this joint proxy statement/prospectus should not be regarded as a representation or guarantee that the targets will be achieved nor that they should place undue reliance, if any, on the financial projections set forth below. The financial projections set forth below constitute forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from the projected results. See also “Cautionary Statement Regarding Forward-Looking Statements.”

The unaudited prospective financial information set forth below does not give effect to the Transaction. Xeris stockholders and Strongbridge shareholders are urged to review Xeris’ most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q for a description of Xeris’ reported results of operations, financial condition and capital resources during 2020. See “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

Summary of the Unadjusted Xeris Projections

Set forth below is a summary of selected projected financial information for Xeris for the quarter ended December 31, 2021 and the fiscal years 2022 through 2025 based on information as prepared by Xeris management in connection with Xeris’ evaluation of the Merger (the “Unadjusted Xeris Projections”). The Unadjusted Xeris Projections were presented to the Independent Xeris Directors for the purposes of considering and evaluating the Merger and were approved to be provided to Strongbridge and for use by SVB Leerink for purposes of its financial analysis and fairness opinion.

($ in Millions)
	Q4 2021	Fiscal Year Ending December 31,
		2022	2023	2024	2025
Revenues	$12	$83	$153	$267	$407
Cost of Goods Sold	(3)	(24)	(42)	(70)	(102)
Gross Profit	9	59	111	197	304

Operating Expenses	(32)	(162)	(153)	(157)	(158)
Operating Income	($23)	($104)	($42)	$40	$146

Summary of the Adjusted Xeris Projections

Set forth in the table below is a summary of the adjusted set of Xeris projections (the “Adjusted Xeris Projections”). The Adjusted Xeris Projections reflect Xeris management’s assessment of the probability of technical and regulatory success (“PTRS”) of the Gvoke Diagnostic, which Xeris attributed a probability of 90%, and the Exercise-Induced Hypoglycemia (“EIH”) indication, which Xeris attributed a probability of 50%. These PTRS probabilities were applied to the forecasted revenue and expense amounts for Gvoke Diagnostic and EIH, with the exception of development costs in 2021 and 2022 and EIH clinical costs in 2023. The Adjusted Xeris Projections were presented to the Independent Xeris Directors for the purposes of considering and evaluating the Merger and for use by SVB Leerink for purposes of its financial analysis and fairness opinion. The Adjusted Xeris Projections included in this joint proxy statement/prospectus have been prepared by, and are the responsibility of, Xeris management.

($ in Millions)
	Q4 2021	Fiscal Year Ending December 31,
		2022	2023	2024	2025
Revenues	$12	$83	$152	$259	$386
Cost of Goods Sold	(3)	(24)	(42)	(68)	(98)
Gross Profit	9	59	110	191	289

Operating Expenses	(32)	(162)	(148)	(149)	(152)
Operating Income	($23)	($103)	($38)	$42	$137

Summary of the Xeris Adjusted Strongbridge Management Base Plan Projections

Set forth below is a summary of the base plan projected financial information for Strongbridge for the quarter ended December 31, 2021 and the fiscal years 2022 through 2034 based on information provided by Strongbridge management to Xeris management and SVB Leerink and then adjusted by Xeris management (the “Xeris Adjusted Strongbridge Management Base Plan Projections”). The Xeris Adjusted Strongbridge Management Base Plan Projections reflect Xeris management’s assessment of the PTRS of Recorlev, which Xeris attributed a probability of 90% to the forecasted revenue and gross profits for Recorlev. The Xeris Adjusted Strongbridge Management Base Plan Projections were based upon certain financial, operating and commercial assumptions developed solely using the information available to Xeris management at the time the Xeris Adjusted Strongbridge Management Base Plan Projections were approved for use by SVB Leerink for purposes of its financial analysis and fairness opinion.

($ in Millions)
	Q4 2021	Fiscal Year Ending December 31
		2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034
Revenues (Not PTRS adjusted)	$8	$50	$79	$112	$147	$171	$199	$250	$251	$251	$190	$99	$27	$18
Revenues (PTRS adjusted)	8	49	74	103	133	154	179	225	226	226	172	89	25	17
Cost of Goods Sold	(2)	(12)	(8)	(8)	(9)	(10)	(11)	(14)	(14)	(14)	(11)	(7)	(3)	(3)
Gross Profit	6	37	66	94	124	144	168	212	212	212	161	83	22	14
Standalone Operating Expenses	(20)	(88)	(80)	(81)	(76)	(74)	(75)	(76)	(77)	(78)	(49)	(17)	(13)	(11)
Standalone EBITDA	(14)	(52)	(14)	13	48	70	93	136	135	134	112	65	9	3
One-Time Expenses	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Amortization of Intangibles	(1)	(5)	(5)	(5)	0	0	0	0	0	0	0	0	0	0
Standalone Operating Income	(15)	(57)	(19)	8	48	70	93	136	135	134	112	65	9	3
As Operated by Xeris Operating Expenses	(20)	(37)	(38)	(38)	(36)	(35)	(35)	(35)	(36)	(36)	(24)	(7)	(6)	(5)
Pro Forma EBITDA	(14)	(1)	28	56	88	109	133	176	176	176	137	76	16	9
• One-Time Expenses	(19)	(11)	(2)	0	0	0	0	0	0	0	0	0	0	0
• Amortization of Intangibles	(1)	(5)	(5)	(5)	0	0	0	0	0	0	0	0	0	0
Pro Forma Operating Income	($34)	($17)	$22	$51	$88	$109	$133	$176	$176	$176	$137	$76	$16	$9

Summary of the Xeris Adjusted Strongbridge Management Upside Projections

Set forth below is a summary of the adjusted upside set of Strongbridge projections (the “Xeris Adjusted Strongbridge Management Upside Projections”). The Xeris Adjusted Strongbridge Management Upside Projections reflect Xeris management’s assessment of the PTRS of Recorlev, which Xeris attributed a probability of 90% to the forecasted revenue and gross profits for Recorlev. The Xeris Adjusted Strongbridge Management Upside Projections reflect the above Base Plan projections with the following two key assumption modifications, as to which there can be no assurance: (1) the estimated timing for introduction of generic competition is an additional three years for Keveyis and (2) improved safety profile of Recorlev compared with that of ketoconazole. The Xeris Adjusted Strongbridge Management Upside Projections were approved for use by SVB Leerink for purposes of its financial analysis and fairness opinion.

($ in Millions)
	Q4 2021	Fiscal Year Ending December 31
		2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034
Revenues (Not PTRS adjusted)	$8	$50	$106	$163	$217	$216	$245	$290	$291	$287	$223	$115	$40	$24
Revenues (PTRS adjusted)	8	49	100	152	201	197	221	262	263	259	201	104	36	22
Cost of Goods Sold	(2)	(12)	(16)	(20)	(25)	(14)	(13)	(16)	(16)	(15)	(12)	(7)	(4)	(3)
Gross Profit	6	37	84	131	176	183	208	246	247	244	189	97	32	19
Standalone Operating Expenses	(20)	(88)	(90)	(91)	(86)	(74)	(75)	(76)	(77)	(78)	(49)	(17)	(13)	(11)
Standalone EBITDA	(14)	(51)	(6)	41	90	108	133	170	170	166	140	80	20	8
One-Time Expenses	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Amortization of Intangibles	(1)	(5)	(5)	(5)	0	0	0	0	0	0	0	0	0	0
Standalone Operating Income	(15)	(56)	(11)	36	90	108	133	170	170	166	140	80	20	8
As Operated by Xeris Operating Expenses	(20)	(37)	(38)	(38)	(36)	(35)	(35)	(35)	(36)	(36)	(24)	(7)	(6)	(5)
Pro Forma EBITDA	(14)	(0)	46	93	140	148	173	211	211	208	165	90	27	14
• One-Time Expenses	(17)	(11)	(2)	0	0	0	0	0	0	0	0	0	0	0
• Amortization of Intangibles	(1)	(5)	(5)	(5)	0	0	0	0	0	0	0	0	0	0
Pro Forma Operating Income	($32)	($16)	$40	$88	$140	$148	$173	$211	$211	$208	$165	$90	$27	$14

Rule 28.3 of the Irish Takeover Rules

The Irish Takeover Panel considers the prospective financial information for Strongbridge and Xeris for (i) each of the five calendar years 2021 to 2025 in respect of the Unadjusted Xeris Projections and the Adjusted Xeris Projections; and (ii) each of the fourteen calendar years 2021 through 2034 in respect of the Xeris Management Adjusted Strongbridge Base Plan Projections and the Xeris Management Adjusted Strongbridge Upside Projections, each as set out above, used by SVB Leerink, in connection with its financial analyses for the purpose of preparing its fairness opinion, to be profit forecasts within the meaning of Rule 28 of the Irish Takeover Rules. However, the Irish Takeover Panel decided to waive the requirement under Rule 28.3 to have these forecasts examined for the calendar years 2021 through 2034 and reported on by Xeris’ reporting accountants, KPMG (KPMG Ireland), or any other independent accountant, or by SVB Leerink or any other financial advisor as a result of the following exceptional circumstances:

i. the prospective financial information is included in this joint proxy statement/prospectus only because such information, having been reviewed by SVB Leerink in connection with its financial analyses, is required by the SEC to be disclosed in this joint proxy statement/prospectus pursuant to SEC regulations; the projections would not otherwise have been disclosed publicly;

ii. the prospective financial information was not prepared as part of Xeris’ normal budgeting process and therefore does not meet the exacting criteria of a profit forecast within the meaning of Rule 28 of the Irish Takeover Rules; and

iii. KPMG Ireland (as reporting accountant to Xeris for the purposes of the Irish Takeover Rules) has confirmed that they would be unable to issue a report on the profit forecasts required under Rule 28.3 of the Irish Takeover Rules in respect of this prospective financial information.

Strongbridge Unaudited Prospective Financial Information

Strongbridge does not make public long-term projections as to future revenues, earnings or other results of Strongbridge’s entire stand-alone business due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with Strongbridge’s evaluation of the Transaction, Strongbridge’s management prepared unaudited prospective financial information relating to Strongbridge on a stand-alone, pre-Transaction basis, unaudited prospective financial information relating to Xeris on a stand-alone, pre-Transaction basis, based on the projections provided by Xeris as adjusted by Strongbridge management, and unaudited prospective pro forma financial information for the combined business after the Transaction. The unaudited prospective financial information was not prepared with a view toward public disclosure and the inclusion of this information should not be regarded as an indication that any of Strongbridge, Xeris or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results.

The unaudited prospective financial information was, in general, prepared solely for internal use and is subjective in many respects and thus subject to interpretation. While presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions made by the management of Strongbridge with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to Strongbridge and Xeris’ businesses, all of which are difficult to predict and many of which are beyond either company’s control. Many of these assumptions are subject to change and the unaudited prospective financial information does not reflect revised prospects for Strongbridge’s or Xeris’ businesses, changes in general business or economic conditions or any other transaction or event that has occurred or that may occur and that was not anticipated at the time such financial information was prepared. As a result, there can be no assurance that the results reflected in the unaudited prospective financial information will be realized or that actual results will not materially vary from this unaudited prospective financial information. In addition, since the unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. Therefore, the inclusion of the unaudited prospective financial information in this joint proxy statement/prospectus should not be relied on as necessarily predictive of actual future events nor construed as financial guidance. Strongbridge shareholders and Xeris shareholders are urged to review Strongbridge’s and Xeris’ most recent SEC filings for a description of risk factors with respect to Strongbridge’s and Xeris’ businesses. See “Cautionary Statement Regarding Forward-Looking Statements” and “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

The unaudited prospective financial information was not prepared with a view toward complying with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants or the Financial Accounting Standards Board for preparation and presentation of prospective financial information, but in the view of Strongbridge’s management, was prepared on a reasonable basis, reflects the best available estimates and judgments at the time of preparation, and presents, to the best of management’s knowledge and belief at the time of preparation, the expected course of action and the expected future financial performance of Strongbridge and Xeris. Neither Strongbridge’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or the achievability of the results reflected in such information, and assume no responsibility for, and disclaim any association with, the unaudited prospective financial information. Accordingly, neither Strongbridge’s independent registered public accounting firm, nor any other independent accountants, provide any form of assurance with respect thereto for the purpose of this joint proxy statement/prospectus. The Ernst & Young report incorporated by reference in this joint proxy statement/prospectus relates to Strongbridge’s previously issued consolidated financial statements. It does not extend to the prospective financial information in this joint proxy statement/prospectus and should not be read to do so.

Readers of this joint proxy statement/prospectus are cautioned not to unduly rely on the unaudited prospective financial information. Strongbridge shareholders and Xeris stockholders are urged to review Strongbridge’s most recent SEC filings for a description of Strongbridge’s reported results of operations, financial condition and capital resources during 2020 and 2021. Some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date such information was prepared. Strongbridge has not updated and does not intend to update or otherwise revise the unaudited prospective financial information to reflect circumstances existing after the date when such information was prepared or to reflect the occurrence of future events, except to the extent required by applicable law. Strongbridge has made no representation to Xeris or any other person in the Transaction Agreement or otherwise concerning the unaudited prospective financial information.

The unaudited prospective financial information set forth below does not give effect to the Transaction.

Strongbridge Management Projections

In connection with its evaluation of the Transaction, Strongbridge management prepared unaudited prospective financial information for Strongbridge for the fiscal years 2021 through 2036 based on three scenarios, each involving different assumptions as described below (the Base Case, the Low Case and the High Case as described below and collectively, the “Strongbridge Management Projections”).

Before preparing the Strongbridge Management Projections, Strongbridge management prepared one initial set of projections and presented them to the Independent Strongbridge Directors on April 8, 2021 (the “April 8 Strongbridge Projections”). The April 8 Strongbridge Projections covered fiscal years 2021 through 2035, and assumed that (i) at least one Keveyis patent is issued and listed in the FDA’s Orange Book with a loss of exclusivity in 2030 and (ii) Recorlev launches in 2022 with a loss of exclusivity in 2029. The April 8 Strongbridge Projections also assumed a refinance of Strongbridge’s debt facility with a $45 million loan and an equity raise of $30 million completed in the third quarter of 2021 at a price of $2.50 per share with an issuance of 12 million shares. The April 8 Strongbridge Projections were not provided to Xeris but were provided to MTS Health Partners for use in its review of preliminary financial information presented at the meeting of the Independent Strongbridge Directors on April 8, 2021.

On April 23, 2021, Strongbridge received a notice of allowance from the U.S. Patent and Trademark Office relating to a patent application for Recorlev, potentially providing Recorlev with additional patent protection into 2040. As a result, Strongbridge management revised the April 8 Strongbridge Projections and presented the Strongbridge Management Projections to the Independent Strongbridge Directors on April 29, 2021. After April 29, 2021, the Strongbridge Management Projections remained unchanged and were the only set of projections regarding Strongbridge on a stand-alone basis utilized by MTS Securities in connection with the analyses for rendering its fairness opinion described in the section titled “—Opinion of Strongbridge’s Financial Advisor.” In early May 2021, Strongbridge management provided Xeris management with the Strongbridge Management Projections.

Compared to the April 8 Strongbridge Projections, the Strongbridge Management Projections included projections for fiscal year 2036 and were based on three scenarios depending on whether at least one Keveyis patent is issued and listed in the FDA’s Orange Book and the length of Strongbridge’s right to exclusivity of Recorlev, more fully described in the Base Case, the Low Case and the High Case, below. The Strongbridge Management Projections assumed a refinance of Strongbridge’s debt facility with a $30 million loan and an equity raise of $45 million completed in the third quarter of 2021 at a price of $2.25 per share with an issuance of 20 million shares. Compared to the April 8 Strongbridge Projections, the valuation of Strongbridge in the discounted cash flow analyses decreased by approximately $49 million in implied equity value under the Base Case, decreased by approximately $194 million under the Low Case, and increased by approximately $125 million under the High Case.

The April 8 Strongbridge Projections and the Strongbridge Management Projections assumed Strongbridge’s continued operation as a stand-alone, publicly traded company and reflected a risk-adjusted outlook, based on certain internal assumptions prepared by Strongbridge management about the probability of technical success and the probability of regulatory approvals, launch timing, epidemiology, pricing, sales ramp, market share, market exclusivity, research and development expenses, sales and marketing expenses, general and administrative expenses, effective tax rate and utilization of net operating losses, and other relevant factors related to Strongbridge’s long-term operation plan. The foregoing is a summary of certain key assumptions and does not purport to be a comprehensive overview of all assumptions reflected in the April 8 Projections or the Strongbridge Management Projections.

In addition, at the direction of Strongbridge management, MTS Securities, based on the Strongbridge Management Projections, calculated unlevered free cash flows for the fiscal years 2021 through 2036 for use in its financial analyses referring to the Strongbridge Management Projections. The unlevered free cash flows were calculated as operating income (earnings before interest expenses and taxes), less tax expenses, plus asset amortization, plus stock compensation, less change in net working capital, less costs and milestone payments in connection with the licensing of the marketing rights to Keveyis from Taro Pharmaceutical Industries Ltd. The unlevered free cash flow analyses presented below take into account the effect of $92 million in net operating losses but do not take into account the cost of future capital raises.

In the course of performing its review and analyses for rendering the MTS Opinion described in the section titled “Opinion of Strongbridge’s Financial Advisor”, at the direction of Strongbridge management, MTS Securities reviewed and performed financial analyses with respect to each of the Base Case, the Low Case and the High Case set forth below. For purposes of its analyses of each of the three cases in connection with the MTS Opinion, MTS Securities performed its analyses without ascribing any particular weight to any analysis considered with respect to any of the cases.

The Base Case

The Base Case assumes (i) the Keveyis patent is not issued and/or not listed in the FDA Orange Book, (ii) Recorlev launches in 2022, (iii) the Recorlev patent prohibits generic entry through 2030, (iv) loss of exclusivity for Recorlev in early 2031, (iv) moderate generic competition for Keveyis and (v) typical brand market share erosion for Recorlev from generic entrants starting in 2031.

Strongbridge Management Projections and UFCF - The Base Case

(Amounts in Millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$37	$48	$63	$96	$143	$200	$250	$281	$302	$322	$135	$31	$19	$19	$19	$19
Gross Profit	$35	$43	$59	$91	$137	$192	$241	$271	$292	$312	$130	$29	$17	$17	$17	$16
Selling, General & Administrative	(58)	(62)	(64)	(66)	(68)	(72)	(63)	(53)	(50)	(39)	(25)	(25)	(25)	(25)	(25)	(25)
Research & Development	(17)	(11)	(9)	(7)	(8)	(8)	(8)	(8)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)
Operating Income (Loss)	($46)	($34)	($18)	$13	$61	$112	$170	$210	$237	$267	$99	($3)	($15)	($15)	($15)	($15)
Less: Income Taxes	–	–	–	–	–	–	(31)	(43)	(48)	(54)	(21)	(1)	–	–	–	–
Plus: Asset Amortization	5	5	5	5	–	–	–	–	–	–	–	–	–	–	–	–
Plus: Stock Compensation	7	8	8	8	9	9	9	9	9	9	9	5	5	5	5	5
Less: Δ in NWC	0	(2)	(4)	(6)	(8)	(9)	(6)	(2)	(1)	(1)	37	5	1	(0)	0	0
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	–
Unlevered Free Cash Flow	($38)	($31)	($17)	$20	$61	$112	$142	$176	$197	$221	$125	$7	($9)	($10)	($10)	($10)

The Low Case

The Low Case assumes (i) the Keveyis patent is not issued and/or not listed in the FDA Orange Book, (ii) Recorlev launches in 2022, (iii) Recorlev has orphan drug exclusivity for seven years from approval, (iv) loss of exclusivity for Recorlev in early 2029, (v) moderate generic competition for Keveyis and (vi) typical brand market share erosion for Recorlev from generic entrants starting in 2029.

Strongbridge Management Projections and UFCF - The Low Case

(Amounts in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$37	$48	$63	$96	$143	$200	$250	$281	$119	$27	$17	$17	$17	$17	$17	$17
Gross Profit	$35	$43	$59	$91	$137	$192	$241	$271	$114	$25	$15	$15	$15	$15	$15	$15
Selling, General & Administrative	(58)	(62)	(64)	(66)	(68)	(72)	(63)	(53)	(35)	(24)	(25)	(25)	(25)	(25)	(25)	(25)
Research & Development	(17)	(11)	(9)	(7)	(8)	(8)	(8)	(8)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)
Operating Income (Loss)	($46)	($34)	($18)	$13	$61	$112	$170	$210	$73	($5)	($16)	($16)	($16)	($16)	($16)	($16)
Less: Income Taxes	–	–	–	–	–	–	(31)	(43)	(15)	–	–	–	–	–	–	–
Plus: Asset Amortization	5	5	5	5	–	–	–	–	–	–	–	–	–	–	–	–
Plus: Stock Compensation	7	8	8	8	9	9	9	9	9	5	5	5	5	5	5	5
Less: Δ in NWC	0	(2)	(4)	(6)	(8)	(9)	(6)	(2)	32	5	1	(0)	(0)	(0)	0	0
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	–
Unlevered Free Cash Flow	($38)	($31)	($17)	$20	$61	$112	$142	$176	$100	$5	($11)	($11)	($11)	($11)	($11)	($11)

The High Case

The High Case assumes (i) at least one Keveyis patent is issued and listed in the FDA Orange Book, extending Keveyis exclusivity to 2028, (ii) Recorlev launches in 2022, (iii) the Recorlev patent prohibits generic entry through 2030, (iv) loss of exclusivity for Recorlev in early 2031, (v) moderate generic competition for Keveyis and (vi) typical brand market share erosion for Recorlev from generic entrants starting in 2031.

Strongbridge Management Projections and UFCF - The High Case

(Amounts in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$37	$55	$94	$146	$205	$273	$334	$373	$368	$370	$179	$75	$62	$61	$60	$60
Gross Profit	$35	$50	$89	$139	$196	$262	$322	$359	$356	$358	$173	$71	$59	$58	$57	$57
Selling, General & Administrative	(59)	(78)	(81)	(85)	(88)	(92)	(83)	(71)	(58)	(46)	(32)	(32)	(32)	(32)	(32)	(32)
Research & Development	(17)	(11)	(10)	(8)	(8)	(8)	(8)	(8)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)
Operating Income (Loss)	($47)	($43)	($7)	$42	$100	$162	$230	$280	$292	$305	$135	$33	$20	$19	$19	$19
Less: Income Taxes	–	–	–	–	–	(21)	(47)	(57)	(59)	(62)	(28)	(8)	(5)	(5)	(5)	(5)
Plus: Asset Amortization	5	5	5	5	–	–	–	–	–	–	–	–	–	–	–	–
Plus: Stock Compensation	8	10	11	11	11	11	12	12	12	12	12	5	5	5	5	5
Less: Δ in NWC	0	(2)	(4)	(6)	(8)	(9)	(6)	(2)	0	0	38	5	1	0	0	0
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	–
Unlevered Free Cash Flow	($38)	($38)	($3)	$51	$103	$144	$189	$233	$245	$255	$157	$35	$20	$19	$19	$19

Strongbridge Adjusted Xeris Management Projections

In connection with Strongbridge’s evaluation of the Transaction, Strongbridge management prepared unaudited prospective financial information of Xeris based on certain publicly available financial information or financial information provided by Xeris to Strongbridge as described below. Strongbridge then directed MTS Health Partners to prepare certain preliminary financial information utilizing such unaudited prospective financial information of Xeris to assist Strongbridge management and the Independent Strongbridge Directors in their evaluation of the Transaction.

In early April 2021, Xeris’ management provided Strongbridge with unaudited prospective financial information for fiscal years 2021 through 2025. Strongbridge management revised the unaudited Xeris prospective financial information provided by Xeris and extrapolated it to provide forecasts for fiscal years 2021 through 2036, based on Strongbridge management’s views and assumptions relating to Xeris’ business and operations as a result of Strongbridge management’s diligence of Xeris (the “Strongbridge Adjusted Xeris Management Projections”).

While Strongbridge management was still in the process of carrying out due diligence review of the unaudited prospective financial information provided by Xeris management, at the meeting of the Independent Strongbridge Directors held on April 8, 2021, at the direction of Strongbridge management, MTS Health Partners presented to the Independent Strongbridge Directors unaudited prospective financial information of Xeris for fiscal years 2021 through 2035 (the “Strongbridge April 8 Xeris Projections”). The Strongbridge April 8 Xeris Projections were developed by Strongbridge management based on an equity research report produced by an independent investment bank in March 2021. The equity research report provided forecasts for fiscal years 2021 through 2027 based on publicly available information and certain assumptions therein, and Strongbridge management extrapolated these forecasts to fiscal years 2028 through 2035.

The Strongbridge April 8 Xeris Projections and the Strongbridge Adjusted Xeris Management Projections made different assumptions about the future market for Gvoke, and the cost structure of Xeris, including cost of goods sold and operating expenses, inclusive of research and development expenses and sales, general and administrative expenses. Compared to preliminary financial information regarding discounted cash flow on the Strongbridge April 8 Xeris Projections, the implied equity value of Xeris in the discounted cash flow analyses performed by MTS Securities on the Strongbridge Adjusted Xeris Management Projections increased by approximately $222 million.

The Strongbridge Adjusted Xeris Management Projections were presented to the Independent Strongbridge Directors at each of the meetings described in the section titled “—Background of the Transaction” following the April 8 meeting. The Strongbridge Adjusted Xeris Management Projections were the only set of projections regarding Xeris on a stand-alone basis utilized by MTS Securities in connection with the financial analyses for rendering its fairness opinion described in the section titled “—Opinion of Strongbridge’s Financial Advisor.”

In addition, at the direction of the Strongbridge management, MTS Securities, based on the Strongbridge Adjusted Xeris Management Projections, calculated unlevered free cash flows for the fiscal years 2021 through 2036 for use in its financial analyses referring to the Strongbridge Adjusted Xeris Management Projections. The unlevered free cash flows were calculated as operating income (earnings before interest expenses and taxes), less tax expenses, plus depreciation, plus stock compensation, plus other operating activities, less change in net working capital, less capital expenditures. The unlevered free cash flow analyses presented below takes into account the effect of $54 million in net operating losses created in 2017 or earlier and $231 million in net operating losses created in 2018 or later, but does not take into account the cost of future capital raises.

Strongbridge Adjusted Xeris Management Projections and UFCF

(Amounts in Millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Total Revenue	$41	$83	$153	$267	$407	$441	$479	$519	$563	$611	$663	$720	$781	$847	$919	$997
Gross Profit	$29	$59	$111	$197	$304	$331	$359	$390	$423	$459	$498	$540	$586	$635	$689	$748
Selling, General & Administrative	($80)	($95)	($124)	($168)	($212)	($210)	($210)	($209)	($209)	($208)	($222)	($238)	($255)	($274)	($295)	($318)
Research & Development	(35)	(41)	(25)	(15)	(13)	(13)	(13)	(13)	(13)	(13)	(13)	(13)	(13)	(13)	(13)	(13)
Operating Income (Loss)	($86)	($78)	($38)	$14	$80	$108	$136	$168	$201	$238	$263	$289	$318	$349	$382	$417
Less: Income Taxes	–	–	–	–	(3)	(5)	(6)	(7)	(18)	(50)	(55)	(61)	(67)	(73)	(80)	(88)
Plus: Depreciation	2	2	2	1	1	1	1	1	1	1	1	1	1	1	1	1
Plus: Stock Compensation	9	10	10	10	10	11	12	13	14	15	17	18	20	21	23	25
Plus: Other Operating Activities	4	4	4	4	4	4	4	4	4	4	4	4	4	4	4	4
Less: Δ in NWC	(1)	(2)	(3)	(5)	(6)	(1)	(1)	(2)	(2)	(2)	(2)	(2)	(2)	(3)	(3)	(3)
Less: Capital Expenditures	(1)	(0)	(1)	(0)	(0)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Unlevered Free Cash Flow	($72)	($64)	($26)	$24	$86	$117	$145	$176	$200	$205	$226	$248	$272	$298	$326	$356

Pro Forma Projections

In connection with Strongbridge’s evaluation of the Transaction, Strongbridge management also prepared pro forma unaudited prospective financial information based on various sets of unaudited prospective financial information of each of Strongbridge and Xeris described above. Strongbridge management also directed MTS Health Partners to prepare certain preliminary financial information utilizing such pro forma unaudited prospective financial information to be presented to the Strongbridge Board to assist Strongbridge management and the Independent Strongbridge Directors in their evaluation of the Transaction.

At the meeting of the Independent Strongbridge Directors held on April 8, 2021, the pro forma unaudited prospective financial information presented to the Independent Strongbridge Directors was based on the April 8 Strongbridge Projections and the Strongbridge April 8 Xeris Projections. At the meeting of the Independent Strongbridge Directors held on April 21, 2021, the pro forma unaudited prospective financial information presented to the Independent Strongbridge Directors was based on the April 8 Strongbridge Projections and the Strongbridge Adjusted Xeris Management Projections. At the meeting of the Independent Strongbridge Directors held on April 29, 2021, the pro forma unaudited prospective financial information presented to the Independent Strongbridge Directors was based on the Strongbridge Management Projections and the Strongbridge Adjusted Xeris Management Projections, which contained three scenarios corresponding to the Base Case, Low Case, and High Case assumptions of the Strongbridge Management Projections (the “Strongbridge Management Pro Forma Projections”) as described above. The Strongbridge Management Pro Forma Projections remained unchanged for the meetings of the Independent Strongbridge Directors subsequent to the April 29 meeting and were the only set of pro forma projections regarding Strongbridge and Xeris utilized by MTS Securities in connection with the financial analyses for rendering its fairness opinion described in the section titled “—Opinion of Strongbridge’s Financial Advisor.”

Strongbridge Management Pro Forma Projections and UFCF - The Base Case

(Amounts in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$78	$130	$216	$363	$550	$641	$729	$800	$866	$934	$799	$751	$800	$866	$938	$1,016
Gross Profit	$64	$102	$170	$288	$441	$522	$600	$661	$715	$770	$627	$569	$602	$652	$706	$765
Selling, General & Administrative	(114)	(125)	(150)	(196)	(240)	(239)	(228)	(228)	(226)	(225)	(229)	(245)	(262)	(281)	(302)	(325)
Research & Development	(52)	(52)	(34)	(22)	(20)	(20)	(20)	(20)	(19)	(19)	(19)	(19)	(19)	(19)	(19)	(19)
Operating Income (Loss)	($107)	($80)	($19)	$65	$180	$263	$351	$412	$470	$526	$379	$305	$321	$352	$385	$421
Less: Income Taxes	–	–	–	–	(8)	(11)	(47)	(88)	(100)	(113)	(82)	(67)	(70)	(77)	(84)	(92)
Plus: Asset Amortization	5	5	5	5	–	–	–	–	–	–	–	–	–	–	–	–
Plus: Stock Compensation	17	18	18	19	19	20	21	22	24	25	26	23	25	26	28	30
Less: Δ in NWC	(1)	(3)	(6)	(11)	(14)	(11)	(8)	(5)	(5)	(5)	25	0	(5)	(6)	(6)	(7)
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	–
Plus: Depreciation	2	2	2	1	1	1	1	1	1	1	1	1	1	1	1	1
Less: Capital Expenditures	(1)	(0)	(1)	(0)	(0)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Unlevered Free Cash Flow	($89)	($66)	($9)	$79	$179	$261	$318	$342	$389	$434	$349	$262	$271	$295	$322	$352

Strongbridge Management Pro Forma Projections and UFCF - The Low Case

(Amounts in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$78	$130	$216	$363	$550	$641	$729	$800	$683	$639	$680	$736	$798	$864	$936	$1,014
Gross Profit	$64	$102	$170	$288	$441	$522	$600	$661	$537	$484	$512	$554	$601	$650	$704	$763
Selling, General & Administrative	(114)	(125)	(150)	(196)	(240)	(240)	(229)	(217)	(216)	(214)	(229)	(245)	(262)	(281)	(302)	(325)
Research & Development	(52)	(52)	(34)	(22)	(20)	(20)	(20)	(20)	(19)	(19)	(19)	(19)	(19)	(19)	(19)	(19)
Operating Income (Loss)	($107)	($80)	($19)	$65	$180	$262	$350	$423	$302	$250	$264	$291	$319	$350	$383	$419
Less: Income Taxes	–	–	–	–	(8)	(11)	(46)	(90)	(65)	(54)	(57)	(63)	(69)	(76)	(84)	(91)
Plus: Asset Amortization	5	5	5	5	–	–	–	–	–	–	–	–	–	–	–	–
Plus: Stock Compensation	17	18	18	19	19	20	21	22	24	20	22	23	25	26	28	30
Less: Δ in NWC	(1)	(3)	(6)	(11)	(14)	(11)	(8)	(5)	22	0	(4)	(5)	(6)	(6)	(6)	(7)
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	–
Plus: Depreciation	2	2	2	1	1	1	1	1	1	1	1	1	1	1	1	1
Less: Capital Expenditures	(1)	(0)	(1)	(0)	(0)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Unlevered Free Cash Flow	($89)	($66)	($9)	$79	$179	$260	$317	$351	$283	$217	$224	$246	$269	$294	$322	$351

Strongbridge Management Pro Forma Projections and UFCF - The High Case

(Amounts in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E
Net Revenue	$78	$137	$247	$412	$612	$714	$813	$892	$931	$981	$843	$795	$843	$908	$980	$1,058
Gross Profit	$64	$109	$200	$336	$500	$593	$681	$749	$778	$816	$670	$611	$644	$693	$747	$805
Selling, General & Administrative	(115)	(132)	(161)	(206)	(251)	(251)	(241)	(229)	(219)	(216)	(231)	(247)	(264)	(283)	(304)	(327)
Research & Development	(52)	(52)	(35)	(23)	(21)	(21)	(21)	(21)	(19)	(19)	(19)	(19)	(19)	(19)	(19)	(19)
Operating Income (Loss)	($108)	($81)	($1)	$102	$228	$320	$419	$499	$541	$581	$421	$346	$361	$391	$424	$459
Less: Income Taxes	—	—	—	(4)	(10)	(14)	(86)	(106)	(115)	(124)	(91)	(76)	(79)	(86)	(93)	(101)
Plus: Asset Amortization	5	5	5	5	—	—	—	—	—	—	—	—	—	—	—	—
Plus: Stock Compensation	17	20	21	21	21	22	24	25	26	27	29	23	25	26	28	30
Less: Δ in NWC	(1)	(3)	(7)	(11)	(14)	(11)	(8)	(6)	(4)	(4)	26	0	(5)	(6)	(6)	(7)
Less: Taro Costs and Milestones	(5)	(8)	(8)	0	0	0	0	0	0	0	0	0	0	0	0	—
Plus: Depreciation	2	2	2	1	1	1	1	1	1	1	1	1	1	1	1	1
Less: Capital Expenditures	(1)	(0)	(1)	(0)	(0)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Unlevered Free Cash Flow	($90)	($66)	$12	$114	$227	$319	$349	$412	$448	$480	$384	$293	$302	$326	$353	$382

Rule 28.3 of the Irish Takeover Rules

The Irish Takeover Panel considers the prospective financial information for Strongbridge and Xeris for each of the sixteen calendar years 2021 through 2036, as set out above, used by MTS Securities in connection with its financial analyses for the purpose of preparing its fairness opinion, to be profit forecasts within the meaning of Rule 28 of the Irish Takeover Rules. However, the Irish Takeover Panel decided to waive the requirement under Rule 28.3 to have these forecasts examined for the calendar years 2021 through 2036 and reported on by Strongbridge’s reporting accountants, Ernst & Young, or any other independent accountant, or by MTS Health Partners or any other financial advisor, as a result of the following exceptional circumstances:

(i) the prospective financial information is included in this joint proxy statement/prospectus only because such information, having been reviewed by MTS Securities in connection with its financial analyses, is required by the SEC to be disclosed in this joint proxy statement/prospectus pursuant to SEC regulations; the projections would not otherwise have been disclosed publicly;

(ii) the prospective financial information was not prepared as part of Strongbridge’s normal annual budgeting processes and therefore does not meet the exacting criteria of a profit forecast within the meaning of Rule 28 of the Irish Takeover Rules; and

(iii) Ernst & Young (as reporting accountant to Strongbridge for the purposes of the Irish Takeover Rules) has confirmed that they would be unable to issue a report on the profit forecasts required under Rule 28.3(a) of the Irish Takeover Rules in respect of this prospective financial information.

Opinion of Xeris’ Financial Advisor

Xeris retained SVB Leerink as its financial advisor in connection with the Transaction. In connection with this engagement, Xeris requested that SVB Leerink evaluate the fairness, from a financial point of view, to the holders of shares of Xeris common stock (other than Excluded Shares) of the consideration of one share of HoldCo common stock, without interest (which is referred to throughout this section as the “ Merger Consideration”), to be received by such holders pursuant to the Transaction Agreement. On May 23, 2021, SVB Leerink rendered to the Xeris Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated May 23, 2021 that, as of such date and based upon and subject to the various assumptions, qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, the Merger Consideration provided for in the Transaction Agreement was fair, from a financial point of view, to the holders of Xeris common stock (other than Excluded Shares). Dr. Jeffrey W. Sherman did not participate in SVB Leerink’s presentation of its financial analyses and opinion because he recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction.

The full text of SVB Leerink’s written opinion, dated May 23, 2021, which describes the assumptions made and the qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion, is attached as Annex E and is incorporated herein by reference. The summary of SVB Leerink’s written opinion set forth below is qualified in its entirety by the full text of the written opinion attached as Annex E. SVB Leerink’s financial advisory services and opinion were provided for the information and assistance of the Xeris Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and SVB Leerink’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Xeris common stock (other than Excluded Shares) of the Merger Consideration to be received by such holders pursuant to the Transaction Agreement. SVB Leerink’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any stockholder of Xeris as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

The full text of SVB Leerink’s written opinion should be read carefully in its entirety for a description of the assumptions made and the qualifications and limitations upon the review undertaken by SVB Leerink in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, SVB Leerink reviewed, among other things:

•	a draft of the Transaction Agreement, dated May 22, 2021;

•	a draft of the form of CVR Agreement, dated May 21, 2021;

•	the Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, as filed by each of Xeris and Strongbridge with the SEC;

•	the Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2021 as filed by each of Xeris and Strongbridge with the SEC;

•	certain Current Reports on Form 8-K, as filed by each of Xeris and Strongbridge with, or furnished by each of Xeris and Strongbridge to, the SEC;

•	certain publicly available research analyst reports for each of Xeris and Strongbridge;

•

certain financial forecasts and other information and data relating to each of Xeris and Strongbridge prepared by management of Xeris and furnished to SVB Leerink by Xeris for purposes of SVB Leerink’s analysis, which are referred to in this section as the “Xeris Management Forecasts”;

•

certain estimates of expected synergies to be realized as a result of the Transaction prepared by management of Xeris and furnished to SVB Leerink by Xeris for purposes of SVB Leerink’s analysis, which are referred to in this section as the “Xeris Management Estimated Synergies.”

SVB Leerink conducted discussions with members of the senior management and representatives of Xeris regarding their assessment of the Xeris Management Forecasts and Xeris Management Estimated Synergies. In

addition, SVB Leerink reviewed (i) the historical trading prices and trading activity for the Xeris common stock and the Strongbridge ordinary shares and (ii) publicly available market capitalization data regarding companies in the biopharmaceutical industry that SVB Leerink believed to be comparable in certain respects to each of Xeris and Strongbridge. SVB Leerink also conducted such other financial studies and analyses and took into account such other information as it deemed appropriate.

SVB Leerink assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by it for purposes of its opinion and, with the consent of the Xeris Board, relied upon such information as being complete and accurate. In that regard, SVB Leerink assumed, with the consent of the Xeris Board, that the Xeris Management Forecasts and the Xeris Management Estimated Synergies had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Xeris as to the matters covered thereby. SVB Leerink relied, at the direction of the Xeris Board, on the Xeris Management Forecasts and the Xeris Management Estimated Synergies for purposes of its analysis and its opinion. SVB Leerink expressed no view or opinion as to the Xeris Management Forecasts and the Xeris Management Estimated Synergies or the assumptions on which they were based. In addition, with the consent of the Xeris Board, SVB Leerink did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Xeris or Strongbridge, nor was SVB Leerink furnished with any such evaluation or appraisal, and SVB Leerink was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Xeris or Strongbridge. SVB Leerink assumed, with the consent of the Xeris Board, that the final executed Transaction Agreement and CVR Agreement would not differ in any respect material to its analysis or its opinion from the last draft of the Transaction Agreement and CVR Agreement reviewed by SVB Leerink. SVB Leerink also assumed, with the consent of the Xeris Board, that the Transaction would be consummated on the terms set forth in the Transaction Agreement and CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to SVB Leerink’s analysis or its opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change would be imposed, the effect of which would be material to such analysis or opinion. SVB Leerink also assumed, with the consent of the Xeris Board, that, if the applicable milestones are achieved in accordance with the CVR Agreement, the CVR Consideration will be paid in cash. SVB Leerink did not evaluate and did not express any opinion as to the solvency or fair value of Xeris or Strongbridge, or their respective abilities to pay their obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. SVB Leerink are not legal, regulatory, tax or accounting advisors, and SVB Leerink expressed no opinion as to any legal, regulatory, tax or accounting matters.

SVB Leerink expressed no view as to, and its opinion did not address, Xeris’ underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Xeris or in which Xeris might engage. SVB Leerink’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date thereof, to holders of shares of Xeris common stock (other than Excluded Shares) of the Merger Consideration provided for in the Transaction Agreement. SVB Leerink was not asked to, nor did SVB Leerink, express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement, CVR Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR (except as expressly set forth therein), or any other agreements or arrangements contemplated by the Transaction Agreement, CVR Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any class of securities, creditors or other constituencies of Xeris, Strongbridge or any other party. In addition, SVB Leerink expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Xeris, Strongbridge or any other party, or class of such persons in connection with the Transaction, whether relative to the Merger Consideration or otherwise. SVB Leerink’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to it as of, the date of its opinion, and SVB Leerink does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of the opinion. SVB Leerink’s opinion does not constitute a recommendation to any stockholder of Xeris as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter. SVB Leerink expressed no opinion as to what the value of the HoldCo common stock will be when issued pursuant to the Transaction or the prices at which the HoldCo common stock, the Xeris common stock or the Strongbridge ordinary shares will trade at any time. SVB Leerink provided its financial advisory services and rendered its opinion for the information and assistance of the Xeris Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of SVB Leerink’s opinion was approved by the SVB Leerink Fairness Opinion Review Committee.

Summary of Financial Analyses

The following is a summary of the material financial analyses prepared by SVB Leerink and reviewed with the Xeris Board in connection with the rendering by SVB Leerink of its opinion on May 23, 2021. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, SVB Leerink, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by SVB Leerink. SVB Leerink may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be the view of SVB Leerink as to the actual values of Xeris or Strongbridge. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by SVB Leerink. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying SVB Leerink’s financial analyses and its opinion. In performing its analyses, SVB Leerink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of HoldCo, Xeris, Strongbridge or any other parties to the Transaction. None of HoldCo, Xeris, Strongbridge, SVB Leerink or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Xeris or Strongbridge do not purport to be appraisals or reflect the prices at which these companies may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 23, 2021 and is not necessarily indicative of current market conditions. For the purposes of its financial analyses, SVB Leerink assumed the conversion of all of the outstanding Xeris Convertible Notes and the eligible portion of the Strongbridge Loan Agreement into the underlying shares of Xeris or Strongbridge, as applicable. SVB Leerink did not incorporate the value of Xeris Management Estimated Synergies in the financial analyses supporting its opinion.

Xeris Stand-Alone Valuation Analyses

Publicly Traded Company Analysis

SVB Leerink reviewed and compared certain financial information for Xeris to corresponding financial information for the following publicly traded, commercial-stage specialty pharmaceutical companies that SVB Leerink deemed comparable, based on its experience and professional judgment, to Xeris:

•	Esperion Therapeutics, Inc.

•	Flexion Therapeutics, Inc.

•	HLS Therapeutics, Inc.

•	Kala Pharmaceuticals, Inc.

•	TherapeuticsMD, Inc.

•	VYNE Therapeutics Inc.

•	Zealand Pharma A/S

Although none of the selected companies is directly comparable to Xeris, the companies listed above were chosen by SVB Leerink, among other reasons, because they are or were publicly-traded, commercial-stage specialty pharmaceutical companies with certain operational, business and/or financial characteristics that, for purposes of SVB Leerink’s analysis, may be considered similar to those of Xeris. SVB Leerink calculated and compared financial multiples for the selected companies based on information obtained from public filings, FactSet (a data source containing historical and estimated financial data) and other Wall Street research. With respect to each of the selected companies, SVB Leerink calculated enterprise value (calculated as the market value of common equity (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other convertible securities), plus the book value of debt less cash and cash equivalents) as a multiple of Wall Street research analyst consensus estimated net revenue for calendar year 2022 and 2023.

The results of this analysis are summarized as follows:

	EV/2022E Net Revenue	EV/2023E Net Revenue
Zealand Pharma A/S	NM	7.6x
Esperion Therapeutics, Inc.	4.5x	2.6x
HLS Therapeutics, Inc.	3.8x	2.3x
Flexion Therapeutics, Inc.	2.8x	2.0x
TherapeuticsMD, Inc.	2.6x	1.8x
Kala Pharmaceuticals, Inc.	2.5x	1.3x
VYNE Therapeutics Inc.	1.4x	0.8x
75th Percentile	3.6x	2.4x
Mean	2.9x	2.6x
Median	2.7x	2.0x
25th Percentile	2.5x	1.5x

Based on the foregoing and other considerations that SVB Leerink deemed relevant in its professional judgment and expertise, SVB Leerink applied a multiple range of: (i) 2.5x to 3.6x, derived from the Wall Street consensus estimated 2022 net revenue of the selected publicly traded companies, to Xeris’ estimated 2022 net revenue derived from the Xeris Management Forecasts and (ii) 1.5x to 2.4x, derived from the Wall Street consensus estimated 2023 net revenue of the selected publicly traded companies to Xeris estimated 2023 net revenue derived from the Xeris Management Forecasts, which, when adjusted for Xeris’ March 31, 2021 cash and cash equivalents less the book value of its senior secured loan facility, resulted in an implied per share equity value range for the Xeris common stock of approximately $3.55 to $4.60 and $3.80 to $5.45, respectively, as compared to the closing price of the Xeris common stock of $3.47 as of May 21, 2021. For both valuation ranges, the lower value is based on the corresponding revenue metric from the Adjusted Xeris Projections and the higher value is based on the corresponding revenue metric from the Unadjusted Xeris Projections.

Discounted Cash Flow Analysis

A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. SVB Leerink performed a discounted cash flow analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that Xeris was forecasted to generate from October 1, 2021 (the estimated closing date of the Transaction) through fiscal year 2025, which unlevered, after-tax free cash flows were derived from the Xeris Management Forecasts. SVB Leerink separately analyzed both the Unadjusted Xeris Projections and Adjusted Xeris Projections utilizing this methodology. For both analyses, SVB Leerink calculated terminal values for Xeris by applying perpetuity growth rates of between 1.0% to 2.0%, which SVB Leerink based on its experience and professional judgment, given the nature of Xeris and its business and the industries in which it operates, to estimated 2025 unlevered, after-tax free cash flows. The cash flows and terminal values were then discounted to present value as of October 1, 2021 using discount rates ranging from 10.5% to 14.5%. This range of discount rates was based on SVB Leerink’s analysis of Xeris’ weighted average cost of capital derived from analyzing the cost of capital for Xeris’ comparable companies, and taking into account certain metrics including the comparable companies’ levered and unlevered betas, a historical equity risk premium, size premia and yields for U.S. treasury notes, as well as a capital asset pricing model analysis of Xeris. In performing its discounted cash flow analysis, SVB Leerink adjusted for (i) cash balances, including cash and cash equivalents, estimated by Xeris management to equal approximately $81.5 million as of September 30, 2021, (ii) debt outstanding under Xeris’ senior secured loan facility, estimated by Xeris management to equal approximately $43.5 million as of September 30, 2021, and (iii) the estimated cash flow impact of Xeris’ available net operating loss carryforwards and other tax attributes.

This analysis resulted in an implied per share equity value for the Xeris common stock of approximately $5.00 to $9.55 for the Unadjusted Xeris Projections and $4.70 to $9.00 for the Adjusted Xeris Projections as compared to the closing price of the Xeris common stock of $3.47 as of May 21, 2021.

Other Factors

SVB Leerink also noted for the information of the Xeris Board the following additional factors not considered as part of SVB Leerink’s material financial analyses with respective to its opinion:

•

Historical closing trading prices of the Xeris common stock during the 52-week period ended May 21, 2021 (the last trading day prior to the rendering of SVB Leerink’s fairness opinion), which reflected low and high stock closing prices for the Xeris common stock during such period of approximately $2.50 to $7.45 per share.

•	Certain publicly available equity research analyst price targets for Xeris common stock, available as of May 21, 2021, which price targets ranged from $9.00 to $14.00 per share.

Strongbridge Stand-Alone Valuation Analyses

Publicly Traded Company Analysis

SVB Leerink reviewed and compared certain financial information for Strongbridge to corresponding financial information for the following publicly traded biopharmaceutical companies that SVB Leerink deemed comparable, based on its experience and professional judgment, to Strongbridge:

•	Ardelyx, Inc.

•	Avadel Pharmaceuticals Plc

•	Eiger BioPharmaceuticals, Inc.

•	Eton Pharmaceuticals, Inc.

•	Mirum Pharmaceuticals, Inc.

•	Provention Bio, Inc.

•	Verrica Pharmaceuticals Inc.

•	Zealand Pharma A/S

Although none of the selected companies is directly comparable to Strongbridge, the companies listed above were chosen by SVB Leerink, among other reasons, because they are publicly traded biopharmaceutical companies with certain operational, business and/or financial characteristics that, for purposes of SVB Leerink’s analysis, may be considered similar to those of Strongbridge. SVB Leerink calculated and compared financial multiples for the selected companies based on information obtained from public filings, FactSet (a data source containing historical and estimated financial data) and other Wall Street research. With respect to each of the selected companies, SVB Leerink calculated enterprise value (calculated as the market value of common equity (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other convertible securities), plus the book value of debt and certain liabilities (excluding any contingent consideration) less cash and cash equivalents) as a multiple of publicly available FactSet consensus net revenue estimates for calendar year 2022 and 2023.

The results of this analysis are summarized as follows:

	EV/2022E Net Revenue	EV/2023E Net Revenue
Zealand Pharma A/S	NM	7.6x
Verrica Pharmaceuticals Inc.	7.4x	3.3x
Provention Bio, Inc.	6.6x	2.7x
Eton Pharmaceuticals, Inc.	3.2x	2.4x
Eiger BioPharmaceuticals, Inc.	4.1x	2.4x
Avadel Pharmaceuticals Plc	4.8x	2.2x
Mirum Pharmaceuticals, Inc.	4.8x	2.2x
Ardelyx, Inc.	4.6x	2.1x
75th Percentile	5.7x	2.9x
Mean	5.1x	3.1x
Median	4.8x	2.4x
25th Percentile	4.4x	2.2x

Based on the foregoing and other considerations that SVB Leerink deemed relevant in its professional judgment and expertise, SVB Leerink applied a multiple range of: (i) 4.4x to 5.7x, derived from the Wall Street consensus estimated 2022 net revenue of the selected publicly traded companies, to Strongbridge estimated 2022 net revenue derived from the Xeris Management Forecasts, and (ii) 2.2x to 2.9x, derived from the Wall Street consensus estimated 2023 net revenue of the selected publicly traded companies to Strongbridge estimated 2023 net revenue derived from the Xeris Management Forecasts, which, when adjusted for Strongbridge March 31, 2021 cash and cash equivalents less book value of its term loan (when adjusted for the $3.0 million in debt convertible into Strongbridge ordinary shares), resulted in an implied per share equity value range for the Strongbridge ordinary shares of approximately $3.60 to $4.50 and $3.00 to $3.80, respectively, as compared to the closing price of Strongbridge ordinary shares of $2.41 as of May 21, 2021 and as well as the implied Transaction value of $2.72 per share of Strongbridge ordinary shares based on multiplying Xeris’ closing share price of $3.47 as of May 21 by the agreed upon exchange ratio of 0.7840 shares of Xeris for every Strongbridge ordinary share. For both valuation ranges, the lower value is based on Strongbridge revenues adjusted for a 90% PTRS for Recorlev and the higher value is based on unadjusted revenues from the Xeris Adjusted Strongbridge Management Base Plan Projections.

Sum-of-the-Parts Discounted Cash Flow Analysis

SVB Leerink performed an illustrative sum-of-the-parts discounted cash flow analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that Strongbridge was forecasted to generate from October 1, 2021 (the estimated closing date of the Transaction) through fiscal year 2034, which stand-alone, unlevered, after-tax free cash flows were derived from the Xeris Management Forecasts. SVB Leerink separately analyzed both the Xeris Adjusted Strongbridge Management Base Plan Projections and Xeris Adjusted Strongbridge Management Upside Projections utilizing this methodology.

In connection with this analysis, SVB Leerink performed separate discounted cash flow analyses with respect to the following products (specified by the Xeris Management Forecasts) of Strongbridge:

•	RECORLEV

•	KEVEYIS

For purposes of this analysis, SVB Leerink evaluated both the Xeris Adjusted Strongbridge Management Base Plan Projections and Xeris Adjusted Strongbridge Management Upside Projections based on unadjusted net revenue and adjusted net revenue reflecting a 90% PTRS for Recorlev based on the Xeris Management Forecasts for the free cash flows to be generated from Recorlev for the period from October 1, 2021 to December 31, 2034.

In addition, SVB Leerink performed a separate discounted cash flow analysis of the estimated corporate costs of Strongbridge reflected in the Xeris Management Forecasts that had not been allocated to specific product candidates, including general and administrative expenses.

SVB Leerink calculated terminal values for the foregoing items by applying perpetuity growth rates of between (20.0%) to 0.0%, which SVB Leerink estimated based on its professional judgment and experience, given the nature of Strongbridge and its business, the industries in which it operates, and the risk of generic entry to 2034 projected revenue. The cash flows and terminal values were then discounted to present value as of October 1, 2021 using discount rates ranging from 10.5% to 14.5%. This range of discount rates was based on SVB Leerink’s analysis of Strongbridge’s weighted average cost of capital derived from analyzing the cost of capital for Strongbridge’s comparable companies and taking into account certain metrics including the comparable companies’ levered and unlevered betas, a historical equity risk premium, size premia and yields for U.S. treasury notes. From the foregoing analyses, SVB Leerink derived a range of illustrative equity values for RECORLEV and KEVEYIS and a range of negative illustrative present values for Strongbridge’s unallocated corporate costs. In performing its sum-of-the-parts discounted cash flow analysis, SVB Leerink adjusted for (i) cash balances, including cash and cash equivalents, estimated by Strongbridge management to equal approximately $55 million as of September 30, 2021, (ii) debt outstanding under Strongbridge’s term loans, estimated by Strongbridge management to equal approximately $17 million as of September 30, 2021 (when adjusted for the $3.0 million in debt convertible into Strongbridge ordinary shares), and (iii) the estimated cash flow impact of Strongbridge’s available net operating loss carryforwards and other tax attributes.

This analysis resulted in an implied per share equity value range for the Strongbridge ordinary shares of approximately $3.10 to $4.85 and $4.50 to $6.75 for the Xeris Adjusted Strongbridge Management Base Plan Projections and Xeris Adjusted Strongbridge Management Upside Projections, respectively. SVB Leerink compared these ranges to the closing prices of Strongbridge ordinary shares of $2.41 as of May 21, 2021 as well as the implied Transaction value of $2.72 per Strongbridge ordinary share. For both valuation ranges, the lower value is based on Strongbridge revenues adjusted for a 90% PTRS for Recorlev and the higher value is based on unadjusted revenues from the Xeris Management Forecasts.

Other Factors

SVB Leerink also noted for the information of the Xeris Board the following additional factors not considered part of SVB Leerink’s material financial analyses with respective to its opinion:

•

Historical closing trading prices of the Strongbridge ordinary shares during the 52-week period ended May 21, 2021 (the last trading day prior to the rendering of SVB Leerink’s fairness opinion), which reflected low and high stock closing prices for the Strongbridge ordinary shares during such period of approximately $1.90 to $4.40 per share.

•	Certain publicly available equity research analyst price targets for Strongbridge, available as of May 21, 2021, which price targets ranged from $5.00 to $10.00 per Strongbridge ordinary share.

Exchange Ratio Analysis

Publicly Traded Companies

SVB Leerink compared the results for Xeris to the results for Strongbridge (adjusted for the implied CVR Consideration, as applicable and summarized in the CVR Consideration Analysis below) with respect to the publicly traded company analyses described above.

SVB Leerink compared the lowest equity value per share for Strongbridge to the highest equity value per share for Xeris to derive the lowest Strongbridge exchange ratio implied by each pair of results. SVB Leerink also compared the highest equity value per share for Strongbridge to the lowest equity value per share for Xeris to derive the highest Strongbridge exchange ratio implied by each pair of results. The lowest and highest implied Strongbridge exchange ratios resulting from this analysis focused on 2022 Net Revenue Multiples were 0.7870x and 1.2619x, respectively, compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x. The lowest and highest implied Strongbridge exchange ratios resulting from this analysis focused on 2023 Net Revenue Multiples were 0.5185x and 0.9425x, respectively, compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x.

Discounted Cash Flow Analysis – Xeris Adjusted Strongbridge Management Base Plan Projections

SVB Leerink compared the results for Xeris to the results for Strongbridge (adjusted for the implied CVR Consideration, as applicable and summarized in the CVR Consideration Analysis below) with respect to the discounted cash flow analyses described above.

SVB Leerink compared the lowest equity value per share for Strongbridge to the highest equity value per share for Xeris based on the Unadjusted Xeris Projections to derive the lowest Strongbridge exchange ratio implied by each pair of results. SVB Leerink also compared the highest equity value per share for Strongbridge to the lowest equity value per share for Xeris based on the Adjusted Xeris Projections to derive the highest Strongbridge exchange ratio implied by each pair of results. The lowest and highest implied Strongbridge exchange ratios resulting from this analysis were 0.2734x and 0.9185x, respectively, compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x.

Discounted Cash Flow Analysis – Xeris Adjusted Strongbridge Management Upside Projections

SVB Leerink compared the results for Xeris to the results for Strongbridge (adjusted for the implied CVR Consideration, as applicable and summarized in the CVR Consideration Analysis below) with respect to the discounted cash flow analyses described above.

SVB Leerink compared the lowest equity value per share for Strongbridge to the highest equity value per share for Xeris based on the Unadjusted Xeris Projections to derive the lowest Strongbridge exchange ratio implied by each pair of results. SVB Leerink also compared the highest equity value per share for Strongbridge to the lowest equity value per share for Xeris based on the Adjusted Xeris Projections to derive the highest Strongbridge exchange ratio implied by each pair of results. The lowest and highest implied Strongbridge exchange ratios resulting from this analysis were 0.3997x and 1.2925x, respectively, compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x.

Other Factors

SVB Leerink also noted for the information of the Xeris Board the following additional factors that were not considered part of SVB Leerink’s material financial analyses with respect to its opinion but were referenced for informational purposes:

•

Using the 52-week trading ranges for Xeris common stock and Strongbridge ordinary shares described above, SVB Leerink calculated an approximate implied exchange ratio reference range of 0.3217x to 1.6255x, as compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x.

•

Using the publicly available equity research analyst price targets for Xeris common stock and Strongbridge ordinary shares described above, SVB Leerink calculated an approximate implied exchange ratio reference range of 0.3571x – 1.1111x, as compared to the exchange ratio for the Strongbridge ordinary shares of 0.7840x.

CVR Consideration Analysis

SVB Leerink analyzed the present value of the potential CVR Consideration as described in the CVR Agreement under each of the Xeris Adjusted Strongbridge Management Base Plan Projections and the Xeris Adjusted Strongbridge Management Upside Projections, assuming HoldCo paid the potential CVR Consideration in cash. The Xeris Adjusted Strongbridge Management Base Plan Projections imply aggregate CVR Consideration of $0.75 per Strongbridge ordinary share based upon Recorlev net revenue in 2023 and 2024. The Xeris Adjusted Strongbridge Management Upside Projections imply aggregate CVR Consideration of $1.00 per Strongbridge ordinary share based upon Keveyis and Recorlev net revenue levels in 2023 and 2024. The potential CVR Consideration in each scenario was then discounted to present value as of October 1, 2021 using discount rates ranging from 10.5% to 14.5%. This analysis resulted in an implied per share equity value range for the CVR Consideration of approximately $0.50 to $0.55 and $0.65 to $0.70 under the Adjusted Strongbridge Base Plan Projections and the Xeris Adjusted Strongbridge Management Upside Projections, respectively.

General

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, SVB Leerink did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, SVB Leerink made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

SVB Leerink’s financial analyses and opinion were only one of many factors taken into consideration by the Independent Xeris Directors in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the Independent Xeris Directors or management of Xeris with respect to the Merger Consideration or as to whether the Independent Xeris Directors would have been willing to determine that a different Merger Consideration was fair. The Merger Consideration was determined through arm’s-length negotiations between Xeris and Strongbridge and was approved by the Xeris Board. SVB Leerink provided advice to Xeris during these negotiations. However, SVB Leerink did not recommend any specific Merger Consideration or other financial terms to Xeris or the Xeris Board or that any specific Merger Consideration or other financial terms constituted the only appropriate consideration for the Transaction.

SVB Leerink is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. SVB Leerink has provided certain investment banking and financial advisory services to Xeris. In the past two years, these services consisted of SVB Leerink’s role as financial advisor to Xeris in its November 2020 convertible senior notes exchange transaction and SVB Leerink’s role as a joint-bookrunning manager for Xeris’ June 2020 concurrent convertible senior notes offering and follow-on equity offering, for which SVB Leerink has received aggregate fees of $3.0 million. In the past two years, SVB Leerink has not been engaged to provide financial advisory or other services to Strongbridge and has not received any compensation from Strongbridge during such period. In the ordinary course of business, SVB Leerink or its affiliates may, in the future, provide commercial and investment banking services to HoldCo, Xeris, Strongbridge or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of their trading and brokerage activities, SVB Leerink or its affiliates have in the past and may in the future hold positions, for their own account or the accounts of their customers, in equity, debt or other securities of HoldCo, Xeris, Strongbridge, or their respective affiliates. Consistent with applicable legal and regulatory requirements, SVB Leerink has adopted policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, SVB Leerink’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to HoldCo, Xeris, Strongbridge and the Transaction and other participants in the Transaction that differ from the views of SVB Leerink’s investment banking personnel.

The Xeris Board selected SVB Leerink to act as Xeris’ financial advisor based on SVB Leerink’s qualifications, reputation, experience and expertise in the biopharmaceutical industry, its knowledge of and involvement in recent transactions in the biopharmaceutical industry and its relationship and familiarity with Xeris and its business. SVB Leerink is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.

In connection with SVB Leerink’s services as a financial advisor to Xeris, Xeris has agreed to pay SVB Leerink an aggregate fee of $2.5 million, $0.75 million of which was paid upon the rendering by SVB Leerink of its opinion on May 23, 2021 and the remainder of which is payable contingent upon consummation of the Transaction. In addition, Xeris has agreed to reimburse certain of SVB Leerink’s expenses arising, and to indemnify SVB Leerink against certain liabilities that may arise, out of SVB Leerink’s engagement. The terms of the fee arrangement between SVB Leerink and Xeris, which are customary in transactions of this nature, were negotiated at arm’s length between SVB Leerink and Xeris, and the Independent Xeris Directors were aware of the arrangement, including the fact that a significant portion of the fee payable to SVB Leerink is contingent upon the completion of the Transaction.

Opinion of Strongbridge’s Financial Advisor

Strongbridge retained MTS Health Partners as its financial advisor in connection with the Transaction. On May 23, 2021, MTS Securities, an affiliate of MTS Health Partners, delivered the MTS Opinion to the Strongbridge Board that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion and described below, the Scheme Consideration to be received by holders of Strongbridge ordinary shares in the Scheme was fair, from a financial point of view, to such holders (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates). Dr. Jeffrey W. Sherman did not receive the distribution of the MTS

Opinion because he recused himself from discussions and consideration of the Transaction and abstained from voting on the Transaction.

The full text of the MTS Opinion sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS Opinion is attached as Annex F to the accompanying joint proxy statement/prospectus and is incorporated herein by reference. The summary of the MTS Opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the MTS Opinion. We urge you to read carefully the MTS Opinion, together with the summary thereof in this joint proxy statement/prospectus, in its entirety.

MTS Securities provided its opinion for the information and assistance of the Strongbridge Board in connection with its consideration of the Transaction. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Scheme Consideration to be received by holders of Strongbridge ordinary shares, to such holders (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates) and does not address any other aspect or implication of the Transaction. The MTS Opinion was not a recommendation to the Strongbridge Board or any shareholder or stockholder of Strongbridge or Xeris as to how to vote or to take any other action in connection with the Transaction.

In the course of performing its review and analyses for rendering the opinion described above, MTS Securities:

(i) reviewed the financial terms of a draft copy of the Transaction Agreement as of May 21, 2021, which was the most recent draft available to MTS Securities prior to the time it delivered its written opinion (the “draft Transaction Agreement”), and the financial terms of a draft copy of the form of the CVR Agreement as of May 21, 2021, which was the most recent draft available to MTS Securities prior to the time it delivered its written opinion (the “draft CVR Agreement” and together with the draft Transaction Agreement, the “Draft Agreements”);

(ii) reviewed certain publicly available business and financial information concerning Strongbridge and Xeris and the industries in which they each operate;

(iii) reviewed certain publicly available financial analyses and forecasts relating to each of Strongbridge and Xeris prepared by equity analysts who report on Strongbridge and Xeris, respectively;

(iv) reviewed certain internal financial analyses and forecasts prepared by and provided to MTS Securities by the management of Strongbridge relating to Strongbridge’s business (the Strongbridge Management Projections) and certain internal financial analyses and forecasts relating to Xeris’ business prepared by and provided to MTS Securities by the management of Strongbridge based on unaudited prospective financial information provided to Strongbridge by Xeris management and adjusted by Strongbridge management (the Strongbridge Adjusted Xeris Management Projections), including estimates of certain potential benefits of the Transaction prepared by the management of Strongbridge (such potential benefit estimates and together with the Strongbridge Management Projections and the Strongbridge Adjusted Xeris Management Projections, the “Strongbridge Projections”), in each case as set forth in “—Strongbridge Unaudited Prospective Financial Information”;

(v) conducted discussions with members of senior management and representatives of Strongbridge concerning the matters described in clauses (ii)-(iv) above and any other matters deemed relevant by MTS Securities;

(vi) compared the financial and operating performance of each of Strongbridge and Xeris with publicly available information concerning other publicly-traded companies and reviewed the current and historical market prices of Strongbridge ordinary shares, the Xeris common stock and certain publicly traded securities of such other companies, in each case, that MTS Securities deemed relevant;

(vii) reviewed and analyzed, based on each of the Strongbridge Management Projections and the Strongbridge Adjusted Xeris Management Projections, the cash flows to be generated by Strongbridge and Xeris, respectively, to determine the present value of each of Strongbridge’s and Xeris’, respectively, discounted cash flows; and

(viii) performed such other financial studies, analyses and investigations and considered such other information as MTS Securities deemed appropriate for the purposes of its opinion.

In arriving at the opinion, MTS Securities assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by MTS Securities and upon the assurances of the management of Strongbridge that they are not aware of any material relevant developments or matters related to Strongbridge or Xeris, or that may affect the Transaction or the other transactions contemplated by any of the Draft Agreements that were omitted or that remained undisclosed to MTS Securities. The MTS Opinion does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which MTS Securities understood that Strongbridge had obtained such advice as it deemed necessary from other advisors, and MTS Securities relied, with the consent of Strongbridge’s management, on any assessments made by such other advisors to Strongbridge with respect to such matters. Without limiting the foregoing, MTS Securities did not consider any tax effects of the Transaction or any other transactions contemplated by any of the Draft Agreements or the transaction structure on any person or entity. MTS Securities did not conduct any independent verification of the Strongbridge Projections and expressed no view as to the Strongbridge Projections or the assumptions on which they were based. Without limiting the generality of the foregoing, with respect to the Strongbridge Projections, MTS Securities assumed, based upon discussions with Strongbridge’s management, that they were reasonably prepared in good faith and that the Strongbridge Projections, including any estimates of certain potential benefits of the Transaction prepared by the management of Strongbridge and the timing to achieve such benefits, reflected the best then-currently available estimates and judgments of the management of Strongbridge of the future results of operations and financial performance of, and impact of the effects of the COVID-19 pandemic and related events on, Strongbridge and Xeris. At the direction of Strongbridge management, for purposes of the Xeris valuation analysis, MTS Securities relied on the Strongbridge Adjusted Xeris Management Projections. See “—Strongbridge Unaudited Prospective Financial Information.”

In arriving at its opinion, MTS Securities made no analysis of, and expressed no opinion as to, the adequacy of the reserves of Strongbridge, Xeris or HoldCo and relied upon information supplied to MTS Securities by Strongbridge as to such adequacy. In addition, MTS Securities did not make any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of Strongbridge, Xeris, HoldCo or any of their respective subsidiaries, and MTS Securities was not furnished with any such evaluations or appraisals, nor did MTS Securities evaluate the solvency of Strongbridge, Xeris, HoldCo, or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by MTS Securities in connection with the MTS Opinion were going concern analyses. MTS Securities expressed no opinion regarding the liquidation value of Strongbridge, Xeris, HoldCo, or any other entity. MTS Securities assumed that there had been no material change in the assets, financial condition, business or prospects of Strongbridge, Xeris, HoldCo, or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities. Without limiting the generality of the foregoing, MTS Securities undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which Strongbridge, Xeris, HoldCo, or any of their respective affiliates is a party or may be subject, and, at the direction of Strongbridge, the MTS Opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. MTS Securities also assumed that none of Strongbridge, Xeris, HoldCo, or any of their respective subsidiaries is party to any material pending transaction that had not been disclosed to MTS Securities, including any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Transaction. In addition, MTS Securities did not conduct, nor did MTS Securities assume any obligation to conduct, any physical inspection of the properties or facilities of Strongbridge or Xeris. MTS Securities also did not consider any potential legislative or regulatory changes then-currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

MTS Securities assumed that the representations and warranties of each party contained in the Agreements and in all other related documents and instruments that are referred to in any such agreements are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under any of the Agreements and any other agreement contemplated by any such agreements, that all conditions to the consummation of the Transaction will be satisfied without waiver thereof and that the Transaction will be consummated in accordance with the terms of the Agreements without waiver, modification or amendment of any term, condition or agreement thereof. MTS Securities assumed that the final forms of the Transaction Agreement and the CVR Agreement will be, in all respects relevant to its analysis, identical to the draft Transaction Agreement and the draft CVR Agreement, respectively. MTS Securities also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Transaction will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on Strongbridge, Xeris or HoldCo or the benefits contemplated to be realized as a result of the Transaction. For purposes of the MTS Opinion, MTS Securities assumed, at the direction of and with the consent of the Strongbridge Board, that achievement of the conditions for each Milestone Payment will occur as and to the extent contemplated by the Strongbridge Projections and that the corresponding Milestone Payments will be paid to each holder of a CVR to the extent thereof and without giving consideration to the form of consideration therefor.

The MTS Opinion is necessarily based on economic, market, financial and other conditions as they existed, and on the information made available to MTS Securities, as of the date of the MTS Opinion. It should be understood that, although subsequent developments may affect the conclusion reached in the MTS Opinion, MTS Securities does not have any obligation to update, revise or reaffirm the MTS Opinion.

The MTS Opinion addresses solely the fairness, from a financial point of view, to the holders of Strongbridge ordinary shares (solely in their capacity as such, and excluding the Strongbridge Supporting Shareholders and their affiliates) of the Scheme Consideration to be received by such holders in the Scheme and does not address any other terms in any of the Agreements or any other agreement relating to the Transaction or any other aspect or implication of the Transaction, including the form or structure of the Transaction or the other transactions contemplated by any of the Draft Agreements. The MTS Opinion does not address Strongbridge’s underlying business decision to proceed with the Scheme and the Transaction or the relative merits of the Scheme and the Transaction compared to other alternatives available to Strongbridge. MTS Securities expressed no opinion as to the prices or ranges of prices at which shares or other securities of any person, including Strongbridge ordinary shares, Xeris common stock or HoldCo common stock, will trade at any time, including following the announcement or consummation of the Transaction. MTS Securities was not requested to opine as to, and the MTS Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Transaction, or any class of such persons, relative to the compensation to be paid to the shareholders of Strongbridge in connection with the Scheme or with respect to the fairness of any such compensation.

In accordance with customary investment banking practice, MTS Securities employed generally accepted valuation methods in reaching its opinion. The issuance of the MTS Opinion was approved by an opinion committee of MTS Securities.

Summary of Financial Analysis

MTS Securities performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. In arriving at its opinion, MTS Securities considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions MTS Securities reached were based on all the analyses and factors presented, taken as a whole, and also on application of MTS Securities’ own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. MTS Securities therefore gave no opinion as to the value or merit of any one or more parts of the analyses standing alone. No company or transaction used in any analysis for purposes of comparison was identical to Strongbridge or Xeris. Accordingly, an analysis of the results of the comparisons was not mathematical; rather, it involved complex considerations and judgments about differences in the companies and transactions to which Strongbridge and Xeris were compared and other factors that could affect the public trading value or transaction value of the companies. Furthermore, MTS Securities believes that the summary provided and the analyses described below must be considered as a whole and that selecting any portion of the analyses, without considering all of them, would create an incomplete view of the process underlying MTS Securities’ analysis and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described below should not be taken to be the view of MTS Securities with respect to the actual value of Strongbridge, Strongbridge ordinary shares, Xeris, Xeris common stock, HoldCo or HoldCo Common Stock.

Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of the corresponding summaries and are alone not a complete description of the financial analyses performed by MTS Securities. Considering the data in the tables below without considering the corresponding full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of the financial analyses performed by MTS Securities.

In performing its analyses, MTS Securities made numerous assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, all of which are beyond MTS Securities’ control and many of which are beyond the control of Strongbridge and/or Xeris. Any estimates used by MTS Securities in its analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

MTS Securities performed standalone valuation analyses of both Strongbridge and Xeris using a variety of valuation methodologies, as described below. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May  23, 2021 and is not necessarily indicative of current market conditions.

Strongbridge Valuation Analysis

MTS Securities analyzed the valuation of Strongbridge using three different methodologies: a discounted cash flow analysis, a public trading comparable companies analysis and an analysis of precedent M&A transactions MTS Securities deemed relevant. The results of each of these analyses are summarized below.

Discounted Cash Flow Analysis

MTS Securities performed three separate discounted cash flow analyses of Strongbridge, based on the Base Case, the Low Case, and the High Case of the Strongbridge Management Projections. See “— Strongbridge Unaudited Prospective Financial Information” for a description of the Strongbridge Management Projections and the assumptions behind each of the Base Case, the Low Case and the High Case of the Strongbridge Management Projections.

At the direction of Strongbridge, MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis using ranges of (i) revenue achievements of 50% to 150%, as provided by

Strongbridge management, and (ii) weighted average cost of capital of 12% to 14%, reflecting estimates of Strongbridge’s average cost of capital, based upon MTS Securities’ analysis of the cost of capital for Strongbridge’s comparable company universe.

MTS Securities calculated the present value of the cash flows to be generated by Strongbridge during the period beginning on July 1, 2021 and ending on December 31, 2036 based on the Base Case, the Low Case, and the High Case.

MTS Securities calculated the unlevered free cash flows (as operating income (earnings before interest expenses and taxes), less tax expenses, plus asset amortization, plus stock compensation, less change in net working capital, less costs and milestone payments in connection with the licensing of the marketing rights to Keveyis from Taro Pharmaceutical Industries Ltd.) based on the Base Case, the Low Case and the High Case of the Strongbridge Management Projections, that Strongbridge’s management projected Strongbridge to generate during the period beginning on July 1, 2021 and ending on December 31, 2036, taking into account the sensitivity metrics described above, and assuming no terminal value. The unlevered free cash flows took into account the effect of $92 million in net operating losses but did not take into account the cost of future capital raises. The unlevered free cash flows were then discounted to present values using a range of discount rates based on Strongbridge’s estimated weighted average cost of capital.

The following table reflects the ranges of enterprise value of Strongbridge implied by this discounted cash flow analysis for the revenue achievement sensitivity metric described above and using the range of discount rates based on Strongbridge’s estimated weighted average cost of capital, rounded to the nearest $1,000,000, at each respective projection case, described above.

Strongbridge Management Projections	Metric(s)	Metric Range	Implied EV of Strongbridge (millions)
Base Case	Revenue Achievement Factor Cost of Capital	50% – 150% 12% – 14%	$107 – 628
Low Case	Revenue Achievement Factor Cost of Capital	50% – 150% 12% – 14%	$38 – 394
High Case	Revenue Achievement Factor Cost of Capital	50% – 150% 12% – 14%	$276 – 808

Public Trading Comparable Companies Analysis

MTS Securities reviewed and compared the projected operating performance of Strongbridge with publicly available information concerning other publicly traded comparable companies and reviewed the current market price of certain publicly traded securities of such other companies. MTS Securities selected companies with commercialized orphan drugs or drugs treating rare diseases that were at least in Phase 3 clinical research. The analysis excluded oncology or gene-therapy focused companies. The selected comparable companies are set forth in the table below:

•	Apellis Pharmaceuticals, Inc.

•	Reata Pharmaceuticals, Inc.

•	Zealand Pharma A/S

•	Calliditas Therapeutics AB

•	Amryt Pharma plc

•	Orphazyme A/S

•	Corbus Pharmaceuticals, Inc.

•	Allena Pharmaceuticals, Inc.

Although none of the selected companies is directly comparable to Strongbridge, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Strongbridge. MTS Securities calculated the implied peak sales multiple (total equity value (EV)/unadjusted peak sales (Peak Sales)) for each of the selected comparable companies, using consensus equity research estimates for peak sales as of May 22, 2021.

MTS Securities derived a low and high multiple range for EV/Peak Sales based on the top and bottom quartiles of the comparable companies data set. MTS Securities then applied the low and high range multiples to Strongbridge management’s estimated peak sales figure for each case of the Strongbridge Management Projections to calculate the implied enterprise value. The following table reflects the ranges of the implied enterprise value of Strongbridge, rounded to the nearest $1,000,000.

Strongbridge Management Projections	Metric	Strongbridge Value (millions)	Metric Range	Implied EV of Strongbridge (millions)
Base Case and High Case	EV/Peak Sales	$317	0.28x – 0.98x	$90 – 309
Low Case	EV/Peak Sales	$275	0.28x – 0.98x	$78 – 268

Precedent M&A Transaction Analysis

MTS Securities reviewed certain publicly available information for business combinations announced subsequent to January 1, 2016, involving companies with commercialized orphan drugs or drugs treating rare diseases that were at least in Phase 3 clinical research. The analysis excluded transactions involving oncology or gene-therapy focused companies. The selected precedent transactions are set forth in the table below:

Date	Target	Acquiror
02/03/2021	GW Pharmaceuticals plc	Jazz Pharmaceuticals plc
09/30/2019	Dova Pharmaceuticals, Inc.	Swedish Orphan Biovitrum AB (Sobi)
08/08/2018	PaxVax, Inc.	Emergent BioSolutions Inc.
11/29/2016	Aegerion Pharmaceuticals	QLT Inc. (Novelion Therapeutics Inc.)
09/12/2016	Raptor Pharmaceutical Corp.	Horizon Pharma plc

For each of the selected precedent transactions, MTS Securities calculated the implied peak sales multiple (EV/Peak Sales), using consensus equity research estimates for peak sales of each target company, as of May 21, 2021.

MTS Securities derived a low and high multiple range for EV/Peak Sales based on the top and bottom quartiles of the comparable companies data set. MTS Securities then applied the low and high range multiples to Strongbridge management’s estimated peak sales figure to calculate the implied enterprise value.

Strongbridge Management Projections	Metric	Strongbridge Value (millions)	Metric Range	Implied EV of Strongbridge (millions)
Base Case and High Case	EV/Peak Sales	$317	1.00x – 2.28x	$317 – 722
Low Case	EV/Peak Sales	$275	1.00x – 2.28x	$275 – 626

Xeris Valuation Analysis

MTS Securities analyzed the valuation of Xeris using two different methodologies: a discounted cash flow analysis and a public trading comparable companies analysis. The results of each of these analyses are summarized below.

Discounted Cash Flow Analysis

At the direction of Strongbridge, MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis of Xeris using ranges of (i) revenue achievements of 50% to 100%, as provided by Strongbridge management, and (ii) weighted average cost of capital of 10% to 12%, reflecting estimates of Xeris’ average cost of capital, based upon MTS Securities’ analysis of the cost of capital for Xeris’ comparable company universe.

MTS Securities calculated the present value of the cash flows to be generated by Xeris during the period beginning on July 1, 2021 and ending on December 31, 2036 based on the Strongbridge Adjusted Xeris Management Projections.

MTS Securities calculated the unlevered free cash flows (as operating income (earnings before interest expenses and taxes), less tax expenses, plus depreciation, plus stock compensation, plus other operating activities, less change in net working capital, less capital expenditures) that Strongbridge’s management projected Xeris to generate during the period beginning on July 1, 2021 and ending on December 31, 2036, taking into account the sensitivity metrics described above, and assuming no terminal value. The unlevered free cash flows took into account the effect of $54 million in net operating losses created in 2017 or earlier and $231 million in net operating losses created in 2018 or later, but did not take into account the cost of future capital raises. The unlevered free cash flows were then discounted to present values using a range of discount rates based on Xeris’ estimated weighted average cost of capital.

The following table reflects the ranges of enterprise value of Xeris implied by this discounted cash flow analysis for the revenue achievement sensitivity metric described above and using the range of discount rates based on Xeris’ estimated weighted average cost of capital, rounded to the nearest $1,000,000.

Metric(s)	Metric Range	Implied EV Value of Xeris (millions)
Revenue Achievement Factor	50% – 100%	$26 – 860
Cost of Capital	10% – 12%

Public Trading Comparable Companies Analysis

MTS Securities reviewed and compared the projected operating performance of Xeris with publicly available information concerning other publicly traded comparable companies and reviewed the current market price of certain publicly traded securities of such other companies. MTS Securities selected the following specialty pharmaceutical companies, which had marketed products or had submitted Investigative New Drug Application for commercialized products. The analysis excluded companies that focused on oncology or gene-therapy or companies with commercialized orphan drugs or drugs treating rare diseases. The selected comparable companies are set forth in the table below:

•	Heron Therapeutics, Inc.

•	Zealand Pharma A/S

•	MannKind Corporation

•	Antares Pharma, Inc.

•	Eton Pharmaceuticals, Inc.

•	Adamis Pharmaceuticals Corporation

Although none of the selected companies is directly comparable to Xeris, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Xeris. MTS Securities calculated the EV/Peak Sales for each of the selected comparable companies, using consensus equity research estimates for peak sales as of May 21, 2021.

MTS Securities derived a low and high multiple range for EV/Peak Sales based on the top and bottom quartiles of the comparable companies data set. MTS Securities then applied the low and high range multiples to Strongbridge management’s 50% and 100% estimated peak sales figures for Xeris to calculate the implied enterprise value. The following table reflects the ranges of enterprise value of Xeris implied, rounded to the nearest $1,000,000.

Metric	Xeris Value (millions)	Metric Range	Implied EV of Xeris (millions)
EV/Peak Sales (50% Revenue Achievement)	$499	0.80x – 2.72x	$399 – 1,356
EV/Peak Sales (100% Revenue Achievement)	$997	0.80x – 2.72x	$798 – 2,712

Relative Valuation Analysis

MTS Securities analyzed the relative valuations resulting from the standalone equity value ranges calculated for Strongbridge and Xeris. MTS Securities compared the implied equity value of Strongbridge based upon discounted cash flow analysis and publicly traded comparable companies analysis, both described above, to the implied equity value of Xeris based upon discounted cash flow analysis and publicly traded comparable companies analysis, both described above.

MTS Securities compared the following combinations of low and high equity values of both companies to determine the implied range of exchange ratios, in terms of the number of shares of Xeris common stock to be received by Strongbridge shareholders for each share of Strongbridge ordinary shares:

•	Strongbridge High Share Value and Xeris Low Share Value

•	Strongbridge High Share Value and Xeris High Share Value

•	Strongbridge Low Share Value and Xeris Low Share Value

•	Strongbridge Low Share Value and Xeris High Share Value

The following table sets forth the results of these analyses, rounded to the nearest tenth decimal place and percentage for the aggregative value exchange ratio and pro forma ownership, respectively:

Valuation Methodology	Implied Aggregate Value Exchange Ratio		Strongbridge’s Implied Pro-Forma Ownership
	Low	High	Low	High
Discounted Cash Flow (Using Strongbridge Low Case)
Sensitized by Revenue Achievement and Cost of Capital	0.1:1	4.2:1	9%	80%
Discounted Cash Flow (Using Strongbridge Base Case)
Sensitized by Revenue Achievement and Cost of Capital	0.2:1	6.2:1	13%	86%
Discounted Cash Flow (Using Strongbridge High Case)
Sensitized by Revenue Achievement and Cost of Capital	0.4:1	7.8:1	23%	88%
Public Trading (Using Strongbridge Low Case and Xeris 50% Revenue Achievement Factor)
Enterprise Value (All Comparables)	0.1:1	0.7:1	8%	37%
Public Trading (Using Strongbridge Base Case and High Case and Xeris 100% Revenue Achievement Factor)
Enterprise Value (All Comparables)	0.1:1	0.4:1	5%	25%

MTS Securities compared the above ranges of implied aggregate value exchange ratios to the Exchange Ratio of 0.7840 in this Transaction, and found that, in all instances, the Exchange Ratio was within the range of aggregate value exchange ratios implied by the analyses described above. MTS Securities also compared the above ranges of Strongbridge’s implied pro forma ownership to the pro forma ownership of approximately 40% implied by the Exchange Ratio of 0.7840 in this Transaction, and found that, in all instances, Strongbridge’s pro forma ownership implied by the Exchange Ratio was within the range of pro forma ownership implied by the analyses described above .

Miscellaneous

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, MTS Securities did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, MTS Securities made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

The MTS Opinion was one of the many factors taken into consideration by the Strongbridge Board in making its determination to approve the Transaction. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Strongbridge Board with respect to the Transaction or of whether the Strongbridge Board would have been willing to agree to different terms. The Scheme Consideration was determined through arm’s-length negotiations between Strongbridge and Xeris and was approved by the Strongbridge Board. MTS Securities and its affiliates provided advice to Strongbridge during these negotiations. However, neither MTS Securities nor any of its affiliates recommended any specific amount of consideration to Strongbridge or the Strongbridge Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction. Dr. Jeffrey W. Sherman recused himself from all Strongbridge Board meetings discussions and consideration of the Transaction and abstained from voting on the Transaction.

MTS Securities has consented to the use of the MTS Opinion in this joint proxy statement/prospectus; however, MTS Securities has not assumed any responsibility for the form or content of this joint proxy statement/prospectus. MTS Securities and its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. As noted above, MTS Health Partners acted as financial advisor to Strongbridge in connection with the Transaction and participated in certain of the negotiations leading to the Transaction Agreement. Strongbridge selected MTS Health Partners as its financial advisor because it is nationally recognized in the healthcare industry as having investment banking professionals with significant experience in healthcare investment banking and merger and acquisition transactions, including transactions similar to this Transaction.

Pursuant to an engagement letter agreement, dated as of March 4, 2020 and amended on July 9, 2020, between Strongbridge and MTS Health Partners, Strongbridge engaged MTS Health Partners to act as its financial advisor in connection with Strongbridge’s consideration of certain potential merger and acquisition transactions or similar transactions. As permitted by the terms of the engagement letter and pursuant to MTS Health Partners’ internal policies, MTS Securities, a wholly owned subsidiary of MTS Health Partners, delivered the MTS Opinion. As compensation for MTS Health Partners and its affiliates’ financial advisory services, Strongbridge paid MTS Health Partners a fee of $2 million for rendering the MTS Opinion, which fee was not contingent upon the successful completion of the Transaction or the conclusion reached in the MTS Opinion. Upon the consummation of the Transaction, Strongbridge will be obligated to pay to MTS Health Partners a fee equal to approximately $3.4 million, with the fee paid by Strongbridge upon delivery of the MTS Opinion credited towards such amount, and additional fees of up to approximately $1.1 million upon the payment of the amounts payable to holders of the CVRs upon the achievement of the conditions for the Milestone Payments. In addition, Strongbridge has agreed to reimburse MTS Health Partners and its affiliates for their reasonable out-of-pocket expenses incurred, and to indemnify MTS Health Partners and its related persons for certain liabilities that may arise, in each case, in connection with any of the matters contemplated by the engagement letter.

In the two years prior to the date of the MTS Opinion, MTS Health Partners has provided certain investment banking and financial advisory services to Strongbridge and has received customary fees in connection with such services. In particular, MTS Health Partners provided investment banking and financial advisory services to Strongbridge in connection with an equity financing transaction in 2020 and received customary fees in connection with such services. During the two years prior to the date of the MTS Opinion, Strongbridge paid MTS Health Partners and its affiliates a total of $250,000 for such services. Except as noted above, neither MTS Health Partners nor MTS Securities has had a material relationship with, or otherwise received fees from, Strongbridge, Xeris, HoldCo or any other parties to the Transaction Agreement during the two years preceding the date of the MTS Opinion. MTS Securities, MTS Health Partners and their respective affiliates may seek to provide investment banking or financial advisory services to Strongbridge, Xeris and HoldCo and/or certain of their respective affiliates in the future and would expect to receive fees for the rendering of any such services.

Interests of Xeris’ Directors and Executive Officers in the Transaction

In considering the recommendation of the Independent Xeris Directors with respect to the proposal to approve the Transaction Agreement and the Transaction contemplated thereby, including the Scheme, Xeris stockholders should be aware that executive officers and directors of Xeris may have certain interests in the Transaction and the Merger that may be different from, or in addition to, the interests of Xeris stockholders generally. In particular, the HoldCo board after the Transaction will include all members of the Xeris Board immediately prior to the Transaction. It is currently expected that the compensation to be paid to outside directors of HoldCo who are existing Xeris directors will be identical to the compensation paid to Xeris directors immediately prior to the Merger Effective Time. In addition, the executive officers of HoldCo after the Merger are expected to be the executive officers of Xeris immediately prior to the Merger. It is currently expected that the compensation to be paid to the executive officers of HoldCo who are the executive officers of Xeris immediately prior to the Merger will be identical to the compensation paid to such executive officers of Xeris immediately prior to the Merger Effective Time. The Independent Xeris Directors were aware of these potentially differing interests and considered them, among other matters, in reaching its decision to approve the Transaction Agreement and the transactions contemplated thereby, including the Scheme, and to recommend that Xeris stockholders vote in favor of the proposals to adopt the Transaction Agreement and approve the Merger.

Interests of Strongbridge’s Executive Officers and Directors

Certain of Strongbridge’s executive officers and directors have financial interests in the Transaction that are different from, or in addition to, the interests of holders of Strongbridge ordinary shares generally. The Independent Strongbridge Directors were aware of these interests and considered them, among other matters, in evaluating and negotiating the Transaction Agreement and in reaching its decision to approve the Transaction Agreement and the Transaction, as more fully discussed in “— Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction.”

Strongbridge’s current executive officers and their respective positions are as follows:

Name	Position
John H. Johnson	Chief Executive Officer
Richard S. Kollender	President and Chief Financial Officer
Fredric Cohen, M.D.	Chief Medical Officer
Stephen Long	Chief Legal Officer
Scott Wilhoit	Chief Commercial Officer

Conversion of Outstanding Strongbridge Ordinary Shares Pursuant to the Transaction

Strongbridge’s directors and executive officers who own Strongbridge ordinary shares will receive in the Transaction the same Scheme Consideration on the same terms and conditions, as the other shareholders of

Strongbridge, i.e., a fixed exchange ratio of 0.7840 shares of HoldCo common stock for each Strongbridge ordinary share they own, plus one non-tradeable CVR for each Strongbridge ordinary share they own, which CVR may be worth up to an additional $1.00 payable in cash, HoldCo common stock or a combination of cash and HoldCo common stock, at HoldCo’s sole discretion, upon achievement of the Milestones. See “The Transaction Agreement—Scheme Consideration to Strongbridge Shareholders” and “Contingent Value Rights Agreement” for more detail of the consideration to be received by the Strongbridge shareholders in the Transaction.

The following table sets forth the number of Strongbridge ordinary shares beneficially owned as of July 27, 2021 by each of Strongbridge’s executive officers and directors (which, for this purpose, excludes (i) Strongbridge ordinary shares underlying Strongbridge Options, whether or not currently exercisable, and (ii) Strongbridge ordinary shares that are subject to outstanding and unvested Strongbridge RSUs).

Officer Name	Number of Shares Beneficially Owned (#)
John H. Johnson	174,794
Richard S. Kollender	28,608
Fredric Cohen, M.D.	30,956
Stephen Long	23,600
Scott Wilhoit	24,025

Non-Employee Director Name	Number of Shares Beneficially Owned (#)
Garheng Kong, M.D., PhD, MBA	41,756
David Gill	55,821
Jeffrey W. Sherman, M.D.	42,021
Mårten Steen, M.D.	41,914	(1)
Hilde H. Steineger, M.D.	42,021

(1)	The number of Strongbridge ordinary shares owned by Dr. Steen includes 41,914 Shares owned by HealthCap, a Limited Partnership where Dr. Steen is a partner.

Treatment of Strongbridge Options in the Transaction

Each compensatory option to purchase Strongbridge ordinary shares (a “Strongbridge Option”) that is outstanding immediately prior to the Transaction, including those held by Strongbridge’s executive officers and directors, will, to the extent unvested, become fully vested and exercisable prior to the closing of the Transaction and, at the closing of the Transaction, each outstanding Strongbridge Option will be converted into an option (a “Strongbridge Rollover Option”) to acquire that number of whole number of shares of HoldCo common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (A) the number of Shares subject to such Strongbridge Option immediately prior to the closing of the Transaction by (B) the Exchange Ratio, at an exercise price per share of HoldCo common stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of such Strongbridge Option by (B) the Exchange Ratio. The Strongbridge Rollover Options will generally continue to be subject to the same terms and conditions as applied to the corresponding Strongbridge Options immediately prior to closing of the Transaction. Holders of Strongbridge Options will also receive a CVR with respect to each Strongbridge ordinary share subject to a Strongbridge Option outstanding immediately prior to the closing of the Transaction, however the holder will not be entitled to any Milestone Payments under these CVRs unless the Strongbridge Rollover Option to which the CVR is attributable has been exercised.

In addition, Strongbridge may amend each Strongbridge Option with a per-share exercise price prior to the adjustment described above of $4.50 or less to provide that the Strongbridge Rollover Option corresponding to such Strongbridge Option shall remain exercisable for a period of time following the consummation of the Transaction in accordance with its terms, but in no event less than a period of time equal to the lesser of (A) the maximum remaining term of the corresponding Strongbridge Option, and (B) the fourth anniversary of the consummation of the Transaction, in each case regardless of whether the holder of such Strongbridge Rollover Option experiences a termination of employment or service on or following the consummation of the Transaction.

The following table sets forth, for each of Strongbridge’s executive officers and the non-employee members of the Strongbridge Board, (i) the aggregate number of Strongbridge Options held by such individual as of July 22, 2021, (ii) the number of unvested Strongbridge Options (based on vesting status as of August 1, 2021) and (iii) the estimated spread on the Strongbridge Options that will become vested as a result of the Transaction (assuming a close date of August 1, 2021 and a value of Strongbridge ordinary shares at close of $2.61 (which is being utilized in accordance with SEC rules governing “golden parachute” disclosure) and (iv) the number of Strongbridge Options eligible for the term extension described above.

	Number of Shares Subject to Strongbridge Options (#)	Number of Shares Subject to Unvested Strongbridge Options (#)	Spread on Unvested Strongbridge Options ($) (Assuming Value of $2.61/Share) (1)	Number of Strongbridge Options Eligible for Term Extension (#)
Executive Officers
John H. Johnson	495,724	237,500	227,063	402,500
Richard S. Kollender	544,918	258,437	4,837	455,000
Fredric Cohen, M.D.	868,818	279,625	0	553,000
Stephen Long	714,405	206,343	0	437,000
Scott Wilhoit	626,000	227,250	0	414,000

Directors
Garheng Kong, M.D.	154,385	—	—	40,000
Jeffrey W. Sherman, M.D.	140,000	—	—	40,000
Mårten Steen, M.D.	154,918	—	—	40,000
Hilde H. Steineger, M.D.	154,918	—	—	40,000

(1)	All of the unvested Strongbridge Options owned by Messrs. Long and Wilhoit and Dr. Cohen have an exercise price that is greater than $2.61.

Treatment of Restricted Stock Units in the Transaction

Immediately prior to the consummation of the Transaction, Strongbridge will vest each unvested restricted stock unit (which, upon vesting, entitles the restricted stock unit holder to one Strongbridge ordinary share). Such Strongbridge ordinary shares will then receive in the Transaction the same consideration on the same terms and conditions as the other shareholders of Strongbridge, i.e., a fixed exchange ratio of 0.7840 shares of HoldCo common stock for each Strongbridge ordinary share they own, plus one non-tradeable CVR for each Strongbridge ordinary share they own, which CVR may be worth up to an additional $1.00 payable in cash or HoldCo common stock or a combination of cash and HoldCo common stock (at HoldCo’s sole discretion) upon achievement of the Milestones. See “The Transaction Agreement—Scheme Consideration to Strongbridge Shareholders” and “Contingent Value Rights Agreement” for more detail of the consideration to be received by the Strongbridge shareholders in the Transaction and the CVR.

The following table sets forth, for each of Strongbridge’s executive officers and the non-employee members of the Strongbridge Board, the number of restricted stock units held (based on vesting status as of August 1, 2021), and (ii) the estimated value of the Strongbridge ordinary shares that will be delivered in respect of such restricted stock units when they are vested (utilizing a value for each Strongbridge ordinary share of $2.61).

	Number of Restricted Stock Units Held (#)	Value of Shares Deliverable in Respect of Unvested Restricted Stock Units ($)
Executive Officers
John H. Johnson	770,166	2,010,133
Richard S. Kollender	287,500	750,375
Fredric Cohen, M.D.	181,000	472,410
Stephen Long	143,500	374,535
Scott Wilhoit	113,000	294,930

Directors
David Gill	40,000	104,400
Garheng Kong, M.D.	40,000	104,400
Jeffrey W. Sherman, M.D.	40,000	104,400
Mårten Steen, M.D.	40,000	104,400
Hilde H. Steineger, M.D.	40,000	104,400

Retention Bonus Pool

In connection with the Transaction, Strongbridge has established a retention bonus pool (the “Retention Bonus Pool”), payable upon the closing of the Transaction, subject to the recipient’s continued employment through such closing. Certain of Strongbridge’s executive officers have received allocations of retention awards pursuant to the Retention Bonus Pool, payable at and contingent upon the completion of the Transaction. The table below sets forth the amounts those executive officers are eligible to receive pursuant to the Retention Bonus Pool.

Name	Retention Bonus ($)
John H. Johnson	500,000
Richard S. Kollender	400,000
Fredric Cohen, M.D.	300,000
Stephen Long	300,000
Scott Wilhoit	300,000

As required by and solely for the purposes of Rule 16.2 of the Irish Takeover Rules, MTS Securities, an affiliate of MTS Health Partners (Strongbridge’s financial advisor), as of the date of this document, confirmed to Strongbridge that it has reviewed the terms of the Retention Bonus Pool referred to in this joint proxy statement/prospectus together with other information deemed relevant and considers the arrangements in its opinion to be fair and reasonable so far as the Strongbridge shareholders are concerned. In making this confirmation, MTS Securities has taken into account the commercial assessments of the Strongbridge Independent Directors. MTS Securities’ confirmation to Strongbridge addresses only matters required to be addressed by Rule 16.2.

Executive Employment Agreements

Strongbridge is party to employment agreements with its executive officers that provide, among other things, that if the executive officer’s employment is terminated by Strongbridge without cause, or by the executive officer for good reason (as each is defined in the applicable agreement), within the 24-month period following a change in control (which will occur upon the closing of the Transaction), then subject to the execution of a release of claims, the executive officer will be entitled to severance benefits including (1) an amount equal to the sum of 18-24 months of base salary and target bonus (depending on the executive officer); and (2) the medical and dental benefits for one or two years following such termination (also depending on the executive officer).

The following table sets forth the estimated severance payable pursuant to the executive employment agreements, and the estimated value of benefit continuation, assuming the applicable executive officer is terminated without cause immediately following the closing of the Transaction:

Name	Estimated Severance ($)	Estimated Value of Benefit Continuation ($)
John H. Johnson	1,964,296	54,975
Richard S. Kollender	1,130,941	39,327
Fredric Cohen, M.D.	1,027,702	39,327
Stephen Long	902,263	39,327
Scott Wilhoit	897,363	39,327

Post-Closing Covenants

Pursuant to the Transaction Agreement, for a period of one year following the closing of the Transaction, HoldCo will provide each employee of Strongbridge who continues to be employed during such period with (i) base compensation and annual target cash bonus opportunity that is no less favorable to such Strongbridge employee than the base compensation and annual target cash bonus opportunity provided to such Strongbridge employee immediately prior to the closing of the Transaction and (ii) other benefits that are substantially comparable, in the aggregate to those provided to similarly situated Xeris employees.

Golden Parachute Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for Strongbridge’s named executive officers in connection with the Transaction, assuming that the closing date is August 1, 2021, and the named executive officers are terminated without cause immediately following the closing. Strongbridge’s former Chief Financial Officer, Robert Lutz (who is a named executive officer in Strongbridge’s 2021 annual proxy statement), is not entitled to or eligible for any payments or benefits in connection with the Transaction.

Name	Cash ($)(1)	Equity ($)(2)	Perquisite/ Benefits ($)(3)(4)(5)	Total ($)
John H. Johnson	2,464,296	2,712,935	—	5,232,206
Fredric Cohen, MD	1,327,702	472,410	—	1,839,439

(1) For Mr. Johnson, this includes a retention bonus of $500,000 payable at closing of the Transaction on a “single trigger” basis and potential severance of $1,964,296, payable on a qualifying termination of employment following the closing of the Transaction (i.e., on a “double trigger” basis). For Dr. Cohen, this includes a retention bonus of $300,000 payable at closing of the Transaction on a “single trigger” basis and potential severance of $1,027,702, payable on a qualifying termination of employment following the closing of the Transaction (i.e., on a “double trigger” basis).

(2) This amount includes the value of Strongbridge Options and Strongbridge RSUs, the vesting of which will be accelerated in connection with the Transaction (based on a value per Strongbridge ordinary share of $2.61, which, as required by SEC rules, is the average closing market price of Strongbridge ordinary shares over the first five Business Days following the first public announcement of the Transaction). The value of Strongbridge Options is based on the aggregate positive spread in the options vesting as a result of the Transaction using such valuation and the value of the restricted stock units is based on the number of Strongbridge ordinary shares subject to such vesting units multiplied by $2.61. The table above does not reflect any value in respect of CVRs the named executives will receive in connection with Strongbridge Options or restricted stock units. All accelerated vesting will occur immediately prior to the closing of the Transaction on a “single trigger” basis.

(3) None of the named executive officers will be entitled to additional perquisites in connection with the Transaction.

(4) None of the named executive officers will be entitled to additional pension or non-qualified deferred compensation benefits in connection with the Transaction.

(5) None of the named executive officers is entitled to a tax reimbursement or gross-up in respect of the payments described in the table.

The tabular disclosure set forth above assumes that each of the listed named executive officers is terminated without cause immediately following consummation of the Transaction under circumstances that entitle such individual to severance payments and benefits.

Xeris’ Intentions Regarding Xeris and Strongbridge

Xeris’ directors believe that the Acquisition will create a leading specialty pharmaceutical business, increasingly oriented toward products to treat rare diseases. The combined company will have multiple specialist oriented, revenue generating and growing market products that are patent protected well into the future. The combined company will also have a robust pipeline of development programs to extend the current marketed products into important new indications and uses and bring new products forward using its formulation technology platforms. The Xeris’ directors believe that the combined company will be well-positioned for long-term product development and commercial success.

Xeris has commenced, and will continue following completion of the Acquisition, a comprehensive evaluation of the combined company’s operations and will identify the best way to integrate the organizations in order to further improve its ability to serve its patients, as well as achieve cost synergies. Employees from both Strongbridge and Xeris are involved in the evaluation and formation of an integration plan. Xeris and Strongbridge will continue to operate separately and independently until closing.

The evaluation and formulation of these plans will be diligently conducted in phases. A key focus of these plans will be to assess and identify integration benefit opportunities (subject to applicable law and consultation processes) with a particular focus on consolidation of the R&D, and business and central support functions, and a reduction of overlapping operations, including marketing and medical affairs. Another focus of these plans will be retention of what is anticipated to be a significant portion of employees involved in existing product-related positions in both commercial and non-commercial functions.

These evaluations and formation of plans remain underway and neither Xeris nor Strongbridge is in a position to definitively comment on the prospective potential impacts upon employment, specific locations or any redeployment of fixed assets. However Xeris and Strongbridge currently expect that:

•

there will be a reduction in headcount for the combined group stemming, in particular, from the elimination of duplicative roles: while specific roles are subject to ongoing consideration, they are likely to be in the administrative areas of executive management, finance, legal, human resources, information technology, medical affairs and other support roles;

•	with the exception of global technical operations and corporate compliance, the current executive management of Strongbridge are not expected to remain in the future organization;

•	the combined group will continue to operate from each of the current Strongbridge and Xeris business locations and, subject to the above, employees will continue to work from their current locations;

•	there will not be a significant redeployment of Strongbridge’s fixed assets; and

•

Xeris will also seek to reduce costs where appropriate, some of which have historically been related to Strongbridge’s status as a listed company: some cost reductions will be generated as a result of back office optimization and general and administrative cost savings.

Whilst noting that the integration process described above remains at an early stage as at the date of this joint proxy statement/prospectus, the directors of Strongbridge note and welcome:

•

Xeris’ intentions and ongoing efforts to develop the integration process in consultation with relevant Strongbridge stakeholders, taking into account the views of colleagues of both Xeris and Strongbridge;

•	Xeris’ stated commitment to continuously improving its ability to serve its patients, which aligns with Strongbridge’s core values; and

•

the fact that preliminary integration activities have highlighted that there are more similarities than differences amongst Strongbridge and Xeris as organizations, and that Strongbridge and Xeris both share a passion for the patients Strongbridge and Xeris serve.

The Strongbridge directors also welcome Xeris’ commitment to the safeguarding of Strongbridge employee’s rights following completion of the Acquisition, in the manner described in “The Transaction Agreement—Covenants and Agreements—Employee Matters” beginning on page 151.

As part of its broader strategic review of Strongbridge, Xeris may put in place appropriate arrangements for management and/or certain employees of Strongbridge. Xeris has not entered into, and has not had discussion on proposals to enter into, any form of incentivization arrangements with members of Strongbridge’s management, and no such arrangements will be put in place prior to completion of the Acquisition. For details of certain retention arrangements that Strongbridge has put in place in connection with the Acquisition, please see “Interests of Strongbridge’s Executive Officers and Directors—Retention Bonus Pool.”

Board of Directors and Management after the Transaction and Merger

Upon completion of the Transaction, the businesses of Xeris and Strongbridge will be combined under HoldCo, which will be incorporated in Delaware and will continue to have its principal executive offices in Chicago, Illinois. Xeris Chairman and Chief Executive Officer, Paul Edick will act as Chairman and Chief Executive Officer of HoldCo. The HoldCo board will comprise the other existing Xeris directors, together with John H. Johnson and Garheng Kong, M.D., PhD, MBA who will join the combined company’s board as new independent directors. A director in common to both companies, Jeffrey W. Sherman, M.D., will continue to serve on the HoldCo board following completion of the Transaction.

Regulatory Approvals Required

The Scheme requires the approval of the Irish High Court, which involves an application by Strongbridge to the Irish High Court to sanction the Scheme. Other than the sanction of the Scheme by the Irish High Court and as required by applicable U.S. federal securities laws, Xeris and Strongbridge have determined that no material governmental or regulatory approvals are required for the completion of the Transaction. In particular, a filing is not required under the HSR Act.

If any additional regulatory approvals become necessary for the completion of the Transaction, Xeris and Strongbridge have agreed under the Transaction Agreement to cooperate and use reasonable best efforts to obtain such regulatory approvals, including under the HSR Act.

Payment of Consideration

Settlement of the Scheme Consideration to which any Strongbridge shareholder is entitled will be distributed to Strongbridge shareholders of record within 14 days of the completion of the Transaction. For further information regarding the settlement of consideration, see the section entitled “Part 2—Explanatory Statement—11, Settlement, Listing and Dealings” beginning on page 223 of this joint proxy statement/prospectus.

NO DISSENTERS’ RIGHTS

Under Irish law, holders of Strongbridge ordinary shares do not have appraisal or dissenters’ rights with respect to the Acquisition or any of the other transactions described in this joint proxy statement/prospectus.

NO APPRAISAL RIGHTS

No appraisal, dissenters’ or similar rights shall be available to holders of Xeris common stock under applicable law (including Section 262 of the DGCL) in connection with the Merger.

ACCOUNTING TREATMENT OF THE TRANSACTION

Xeris will account for the Acquisition using the acquisition method of accounting in accordance with U.S. GAAP. Xeris will measure the assets acquired and liabilities assumed at their fair values including net tangible and identifiable intangible assets acquired and liabilities assumed as of the closing of the Acquisition. Any excess of the purchase price over those fair values will be recorded as goodwill.

Definite-lived intangible assets will be amortized over their estimated useful lives. Goodwill will not be amortized but will be tested for impairment at least annually. All intangible assets and goodwill are also tested for impairment when certain indicators are present.

The purchase price reflected in the unaudited pro forma condensed combined financial statements is based on preliminary estimates using assumptions Xeris management believes are reasonable based on currently available information. The final purchase price and fair value assessment of assets and liabilities will be based in part on a detailed valuation which has not yet been completed.

TAX CONSEQUENCES OF THE SCHEME

Irish Tax Considerations

This is a summary of the principal Irish tax considerations for certain beneficial owners of Strongbridge ordinary shares who receive shares of HoldCo common stock and CVRs under the Scheme based on Irish taxation laws and the practices of the Irish Revenue Commissioners currently in force in Ireland and may be subject to change. It deals with Strongbridge shareholders who beneficially own their Strongbridge ordinary shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Strongbridge ordinary shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Strongbridge ordinary shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship or domicile. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

1.1	Taxation of chargeable gains

Non-Irish resident shareholders

Strongbridge shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their Strongbridge ordinary shares in connection with a trade carried on by such shareholders through an Irish branch or agency should not be liable for Irish CGT in relation to the Scheme. A shareholder who is an individual and who is temporarily non-resident of Ireland may, under anti-avoidance legislation, still be liable to Irish taxation on any chargeable gain realised (subject to the availability of exemptions or reliefs).

Irish resident shareholders

Strongbridge shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that hold their Strongbridge ordinary shares in connection with a trade carried on by such persons through an Irish branch or agency (each, an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT in relation to the Scheme.

Irish Holders may be subject to Irish CGT (in the case of individuals) or Irish corporation tax (in the case of Irish resident companies and non-Irish resident companies holding its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency) to the extent that the proceeds realised from the disposal of their Strongbridge ordinary shares exceed the base cost of their Strongbridge ordinary shares plus incidental selling expenses. Indexation allowance will not be available in respect of expenditure incurred on or after January 1, 2003 or in respect of periods of ownership after December 31, 2002. The current rate of tax applicable to such chargeable gains is 33%.

Proceeds of disposal

The amount of the proceeds which are deemed to be realised from the disposal will depend, in part, on the Irish capital gains taxation treatment of the CVRs, which is not certain.

The total theoretical amounts payable pursuant to the CVRs may be required to be taken into account, in accordance with section 563 of the Taxes Consolidation Act 1997 of Ireland (“TCA”), in computing the chargeable gain or allowable loss which arises on the disposal of Strongbridge ordinary shares by Irish Holders. This may require the maximum amount potentially payable in respect of the CVRs (US$1 per CVR) to be treated as consideration for the disposal of

Strongbridge ordinary shares and be subject to Irish CGT (before any amounts are actually received or receivable in respect of the CVRs). If such amounts are properly taken into account pursuant to section 563 of the TCA and it is subsequently established that such amounts are irrecoverable, an Irish Holder may seek an adjustment, whether by means of discharge or repayment of tax or otherwise, from the Irish Revenue Commissioners.

Alternatively, it is possible that the CVRs could be treated as a separate asset, with the current value of the CVRs forming part of the taxable consideration for the disposal of the Strongbridge ordinary shares and a further liability to capital gains taxation arising on the receipt of any payments on the CVRs.

Irish Holders are urged to consult their own tax advisors concerning the appropriate tax treatment of the CVRs.

Irish Holders – individuals

An annual exemption allows individuals to realise chargeable gains of up to €1,270 in each tax year without giving rise to capital gains tax. This exemption may not be transferred between spouses. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains. Capital gains tax is payable on December 15, in any year for gains realised in the period January 1 to November 30 of that year and on January 31 of the following year for gains made in the period from December 1 to December 31.

Irish Holders – corporate shareholders

A Holder that is an Irish tax resident company, or a company which holds its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency should be within the charge to Irish CGT on the disposal of their Strongbridge ordinary shares pursuant to the Scheme. The Irish capital gains tax will be returned as corporation tax in the Irish resident corporate Holders corporation tax return and will be payable along with the corporation tax liability for the relevant period. In certain circumstances where an Irish resident corporate Holder holds at least 5% of the ordinary share capital in Strongbridge and is entitled to at least 5% of profits and assets, a participation exemption from Irish capital gains tax may be available and could result in any gain arising as a result of the disposal of such Holder’s Strongbridge ordinary shares, pursuant to the Scheme, being exempt. The participation exemption rules are complex and would need careful consideration.

1.2	Stamp duty

No Irish stamp duty should be payable by Strongbridge shareholders on the issue of HoldCo common stock or the cancellation of Strongbridge ordinary shares.

U.S. Federal Income Tax Consequences of the Scheme to Holders of Strongbridge Ordinary Shares

The following summary describes certain U.S. federal income tax consequences generally applicable to Holders (as defined below) whose Strongbridge ordinary shares are exchanged for HoldCo common stock, cash (in lieu of fractional entitlements to HoldCo common stock) and CVRs pursuant to the Scheme. This summary is for general information only and is not tax advice. This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, published rulings, administrative pronouncements, and judicial decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary addresses only Holders (as defined below) who hold their Strongbridge ordinary shares as capital assets within the meaning of the Code (generally, property held for investment) and does not address all of the tax consequences that may be relevant to Holders in light of their particular circumstances or to certain types of Holders subject to special treatment under the Code, including pass-through entities (including partnerships and S corporations for U.S. federal income tax purposes) and investors in such entities, certain financial institutions, banks, brokers, dealers or traders in securities or other persons that generally mark their securities to market for U.S. federal income tax purposes, insurance companies, certain former U.S. citizens or long-term residents, mutual funds, real estate investment trusts, regulated investment companies, cooperatives, tax-exempt organizations (including private foundations), retirement plans, controlled foreign corporations, passive foreign investment companies, persons who are subject to the alternative minimum tax, persons who hold their Strongbridge ordinary shares as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes, corporations that accumulate earnings to avoid U.S. federal income tax, stockholders that have a functional currency other than the U.S. dollar, persons who own or have owned (directly, indirectly or constructively) 10% or more (by voting power or value) of Strongbridge and persons who acquired their Strongbridge ordinary shares upon the exercise of stock options or otherwise as compensation. The following discussion also does not address the tax consequences applicable to holders of options or warrants to acquire Strongbridge ordinary shares. This summary does not address any U.S. federal estate, gift, or other non-income tax consequences, the effects of the Medicare contribution tax on net investment income, or any state, local, or non-U.S. tax consequences.

As used in this summary, the term “U.S. Holder” means a beneficial owner of Strongbridge ordinary shares that, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

As used in this summary, the term “Non-U.S. Holder” means a beneficial owner of Shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes, and the term “Holder” means a U.S. Holder or a Non-U.S. Holder.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) exchanges Strongbridge ordinary shares pursuant to the Scheme, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partnership and any partner in a partnership holding Strongbridge ordinary shares should consult its tax advisor regarding the tax consequences of exchanging such shares pursuant to the Scheme.

We have not sought, and do not expect to seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein, and no assurance can be given that the IRS will not take a position contrary to the discussion below, or that a court will not sustain any challenge by the IRS in the event of litigation. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax considerations of the Scheme, or any related transactions. The use of words such as “will” and “should” in any tax-related discussion contained in this memorandum is not intended to convey a particular level of comfort. The following discussion assumes the form of the Scheme, and any related transactions will be respected by the IRS or a court if challenged by the IRS. If the tax considerations described below are successfully challenged, the tax consequences of the Scheme may differ from the tax consequences described below.

This discussion is not intended as tax advice. Shareholders are urged to consult their tax advisors to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of exchanging Strongbridge ordinary shares pursuant to the Scheme in light of their particular circumstances.

The following discussion assumes that the Scheme and the Merger will be consummated as described in the Transaction Agreement and as described in the joint proxy statement/prospectus. HoldCo, Xeris and Strongbridge each intend to take the position that the Scheme and the Merger, taken together, qualify as a transaction described in Section 351 of the Code, and the following discussion assumes that it so qualifies.

U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares

Subject to the discussions below relating to (1) the U.S. federal income tax treatment of the receipt of cash in lieu of fractional entitlements to HoldCo common stock under the section entitled “— Cash in Lieu of Fractional Shares,” (2) the U.S. federal income tax treatment of the CVRs under the section entitled “— Potential Treatments of the CVR Consideration,” (3) the potential application of Section 304 of the Code to the CVRs under the section entitled “— Potential Application of Section 304 of the Code,” and (4) the passive foreign investment company rules under the section entitled “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences of the Scheme to the U.S. Holders of Strongbridge ordinary shares will be as follows if the receipt of a CVR is treated as an “open transaction” (as discussed under the section entitled “— Potential Treatments of the CVR Consideration”):

•	a U.S. Holder of Strongbridge ordinary shares will not recognize gain or loss upon the exchange of its Strongbridge ordinary shares for HoldCo common stock and CVRs in the Scheme;

•

if the U.S. Holder holds all of the HoldCo common stock received pursuant to the Scheme and the CVR (if any) until the occurrence of all of the triggering events under the CVR or the expiration of rights to payment under the CVR, then the U.S. Holder’s aggregate tax basis in the HoldCo common stock received pursuant to the Scheme will be the same as the aggregate tax basis of the Strongbridge ordinary shares surrendered in exchange therefor, decreased by the amount of cash received, and increased by the amount of gain recognized on the exchange; and

•

the U.S. Holder’s holding period of the HoldCo common stock received pursuant to the Scheme will include the U.S. Holder’s holding period for its Strongbridge ordinary shares surrendered in exchange therefor.

If a U.S. Holder acquired different blocks of Strongbridge ordinary shares at different times or at different prices, any gain or loss and the holding period with respect to the Strongbridge ordinary shares exchanged (or the HoldCo common stock deemed sold, in the case of cash in lieu of fractional entitlements to HoldCo common stock, as discussed under the section entitled “— Cash in Lieu of Fractional Shares”) must be determined separately with respect to each block of Strongbridge ordinary shares that is exchanged (or deemed exchanged for HoldCo common stock, in the case of cash in lieu of fractional entitlements to HoldCo common stock) and such U.S. Holder may not offset a loss realized on one block of Strongbridge ordinary shares against gain recognized on another block of Strongbridge ordinary shares.

As discussed under the section entitled “— Potential Treatments of the CVR Consideration — Treatment as Open Transaction,” there is uncertainty regarding the determination of a U.S. Holder’s adjusted tax basis in HoldCo common stock for purposes of determining the U.S. Holder’s gain or loss on the disposition of HoldCo common stock if (i) the receipt of a CVR is treated as an “open transaction,” and (ii) the U.S. Holder disposes of some or all of the shares of HoldCo common stock received pursuant to the Scheme and the CVR (if any) prior to the occurrence of all of the triggering events under the CVR or the expiration of rights to payment under the CVR (including as a result of the receipt of cash in lieu of fractional entitlements to HoldCo common stock, as discussed under the section entitled “— Cash in Lieu of Fractional Shares”). A U.S. Holder that disposes of some or all of its HoldCo common stock prior to the occurrence of all of the triggering events under the CVR or the expiration of rights to payment under the CVR (including as a result of the receipt of cash in lieu of fractional entitlements to HoldCo common stock) should consult its own tax advisor regarding the proper determination of its adjusted basis in its HoldCo common stock.

If the receipt of a CVR is treated as a “closed transaction” (as discussed under the section entitled “— Potential Treatments of the CVR Consideration”):

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a U.S. Holder that receives HoldCo common stock and CVRs in exchange for Strongbridge ordinary shares pursuant to the Scheme will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the fair market value of the HoldCo common stock and CVRs received over such U.S. Holder’s tax basis in the Strongbridge ordinary shares surrendered, and (2) the fair market value of the CVRs received by such U.S. Holder;

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the U.S. Holder’s aggregate tax basis in the HoldCo common stock received pursuant to the Scheme will be the same as the aggregate tax basis of the Strongbridge ordinary shares surrendered in exchange therefor, decreased by the fair market value of the CVRs received, and increased by the amount of gain recognized by the U.S. Holder on the exchange (if any); and

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the U.S. Holder’s holding period of the HoldCo common stock received pursuant to the Scheme will include the U.S. Holder’s holding period for its Strongbridge ordinary shares surrendered in exchange therefor.

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If a U.S. Holder acquired different blocks of Strongbridge ordinary shares at different times or at different prices, any gain or loss and the holding period with respect to the Strongbridge ordinary shares exchanged (or the HoldCo common stock deemed sold, in the case of cash in lieu of fractional entitlements to HoldCo common stock, as discussed under the section entitled “— Cash in Lieu of Fractional Shares”) must be determined separately with respect to each block of Strongbridge ordinary shares that is exchanged (or deemed exchanged for HoldCo common stock, in the case of cash in lieu of fractional entitlements to HoldCo common stock) and such U.S. Holder may not offset a loss realized on one block of Strongbridge ordinary shares against gain recognized on another block of Strongbridge ordinary shares.

Cash in Lieu of Fractional Shares

Notwithstanding the foregoing, if a U.S. Holder receives cash pursuant to the Scheme in lieu of fractional entitlements to HoldCo common stock, the U.S. Holder will be treated as having (1) exchanged a portion of such U.S. Holder’s Strongbridge ordinary shares equal in value to such cash in exchange for fractional HoldCo common stock in a nontaxable transaction, and (2) then sold such fractional HoldCo common stock for such cash in a taxable transaction. In general, the U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the HoldCo common stock deemed sold. As discussed above, if the receipt of a CVR is treated as an “open transaction” (as discussed under the section entitled “— Potential Treatments of the CVR Consideration”), then the proper determination of a U.S. Holder’s adjusted tax basis in the HoldCo common stock deemed sold is uncertain.

Such gain or loss will generally be long-term capital gain or loss if, as of the date of the exchange, a U.S. Holder’s holding period in the HoldCo common stock deemed sold is more than one year. The U.S. Holder’s holding period of the HoldCo common stock deemed sold will include the U.S. Holder’s holding period for the Strongbridge ordinary shares deemed exchanged therefor. Long-term capital gain recognized by certain non-corporate holders, including individuals, is currently subject to tax at a reduced rate. The deductibility of capital losses is subject to limitations under the Code.

Potential Treatments of the CVR Consideration

As discussed above, if the receipt of a CVR is treated as an “open transaction” (as discussed in this section), a U.S. Holder generally will not recognize gain or loss pursuant to the Scheme. However, the recognition or nonrecognition of gain by a U.S. Holder, the amount of gain a U.S. Holder recognizes, and the timing and potential character of a portion of such gain depend on the U.S. federal income tax treatment of the CVRs, with respect to which there is a significant amount of uncertainty. The installment method of reporting any gain attributable to the receipt of a CVR generally will not be available with respect to the disposition of Strongbridge ordinary shares pursuant to the Scheme because the Strongbridge ordinary shares are traded on an established securities market.

There is no legal authority directly addressing the U.S. federal income tax treatment of the receipt of the CVRs in connection with the Scheme. The receipt of the CVRs as part of the Scheme Consideration might be treated as a “closed transaction” or as an “open transaction” for U.S. federal income tax purposes, each discussed below.

Pursuant to U.S. Treasury Regulations addressing contingent payment obligations analogous to the CVRs, if the fair market value of the CVRs is “reasonably ascertainable,” a U.S. Holder should treat the Transaction as a “closed transaction” and treat the fair market value of the CVRs as part of the consideration received in the Scheme for purposes of determining gain on the Scheme. On the other hand, if the fair market value of the CVRs cannot be reasonably ascertained, a U.S. Holder should treat the Transaction as an “open transaction” for purposes of determining gain or loss. These Treasury Regulations state that only in “rare and extraordinary” cases would the value of contingent payment obligations not be reasonably ascertainable. Such question is inherently factual in nature. Each CVR will represent the contractual right to receive up to an additional $1.00 payable in cash or HoldCo common stock or a combination of cash and additional HoldCo common stock at HoldCo’s sole discretion, upon achievement of certain triggering events. If any payment pursuant to the CVR is settled in HoldCo common stock, the number of shares of HoldCo common stock payable thereunder will be calculated based on the volume weighted average price of Xeris common stock in the 10 days immediately prior to the Scheme Effective Date, which means a U.S. Holder may receive HoldCo common stock with a value less than the cash value of the corresponding Milestone Payment, if the value of HoldCo common stock at the time of such Milestone Payment is less than such volume weighted average price of Xeris common stock. There is no authority directly addressing whether contingent payment rights with characteristics similar to the rights under a CVR should be treated as “open transactions” or “closed transactions.” Further, there is no authority addressing the proper treatment of a contingent value right that is non-tradeable, potentially payable in cash or in stock of the issuer, and which could be treated as part of a nonrecognition transaction under the Code. It is difficult to predict what the fair market value of HoldCo common stock will be at the time a payment of HoldCo common stock is made under a CVR, if such a triggering event occurs and HoldCo elects to make payment fully or partially in HoldCo common stock. Accordingly, U.S. Holders are urged to consult their own tax advisors regarding this issue. The CVRs also may be treated as debt instruments for U.S. federal income tax purposes. However, as such treatment is unlikely, the discussion below does not address the tax consequences of such a characterization. We urge you to consult your own tax advisor with respect to the proper characterization of the receipt of, and payments made with respect to, a CVR.

The following sections discuss the tax consequences of the Scheme if the exchange of Strongbridge ordinary shares for HoldCo common stock and CVRs pursuant to the Scheme is treated as an open transaction or, alternatively, as a closed transaction. Stockholders are urged to consult their tax advisors with respect to the proper characterization of the receipt of the CVRs. Under either “closed” or “open” transaction treatment, gain or loss generally will be determined separately for each block of Strongbridge ordinary shares (that is, Strongbridge ordinary shares acquired at the same cost in a single transaction) exchanged pursuant to the Scheme.

Treatment as Open Transaction. If the Transaction is treated as an “open transaction” for U.S. federal income tax purposes, the fair market value of the CVRs would not be treated as additional consideration for the Strongbridge ordinary shares at the time the CVRs are received pursuant to the Scheme, and the U.S. Holder would have no tax basis in the CVRs. Instead, the U.S. Holder would take payments under the CVRs into account when made or deemed made in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. A portion of such payments would be treated as interest income under Section 483 of the Code (as discussed below) and the balance, in general, as additional consideration for the disposition of Strongbridge ordinary shares. The portion of cash payments on the CVRs not treated as imputed interest under Section 483 of the Code will be treated as gain in an amount equal to the lesser of (1) the excess of the portion of cash payments on the CVRs not treated as imputed interest plus the fair market value of the HoldCo common stock received in the Scheme over such U.S. Holder’s tax basis in the Strongbridge ordinary shares surrendered in the Scheme and (2) the portion of cash payments on the CVRs not treated as imputed interest received by such U.S. Holder. There is some uncertainty as to when the fair market value of the HoldCo common stock would be determined for this purpose. Any such capital gain will be long-term if the Strongbridge ordinary shares were held for more than one year prior to such disposition. If HoldCo elects to make payment on the CVRs fully or partially in HoldCo common stock, a U.S. Holder will not recognize gain or loss on the receipt of payments of HoldCo common stock on the CVRs not treated as imputed interest under Section 483 of the Code, and the U.S. Holder will allocate a portion of its aggregate tax basis in the HoldCo common stock received pursuant to the Scheme to such HoldCo common stock. There is uncertainty regarding the proper method or methods for allocating basis among HoldCo common stock received in the Scheme and HoldCo common stock issued or issuable as payment with respect to a CVR. The U.S. Holder’s holding period of such HoldCo common stock will include the U.S. Holder’s holding period of the Strongbridge ordinary shares surrendered in the Scheme. The IRS may take the view that, for purposes of determining gain or loss on a taxable disposition of HoldCo common stock received in the Scheme prior to the occurrence of the triggering events under the CVR or the expiration of rights to payment under the CVR, the U.S. Holder must assume it will be entitled to the maximum possible amount of cash or HoldCo common stock payable pursuant to the CVR, and that the U.S. Holder’s adjusted tax basis in the HoldCo common stock received in the Scheme must be determined accordingly. As a result, if a U.S. Holder sells HoldCo common stock received in the Scheme during such period, and the IRS takes such a view, the U.S. Holder may recognize a greater amount of gain (or a lesser amount of loss) than the U.S. Holder would recognize if one or more triggering events under the CVR never occurs. If the IRS were to take such a view, proper adjustment would be made to the adjusted tax basis of the U.S. Holder’s HoldCo shares once a triggering event occurs or the rights to payment under the CVR expire.

The portion of any payment (whether paid in cash, HoldCo common stock, or a combination of cash and HoldCo common stock) made with respect to a CVR treated as imputed interest under Section 483 of the Code will be determined at the time such payment is made and generally should equal the excess of (1) the amount of the payment in respect of the CVRs over (2) the present value of such amount as of the Scheme Effective Date, as the case may be, calculated using the applicable federal rate as the discount rate. The applicable federal rate is published monthly by the IRS. The relevant applicable federal rate will be the lower of the lowest applicable federal rate in effect during the three month period ending with the month that includes the date on which the Transaction Agreement was signed or the lowest applicable federal rate in effect during the three month period ending with the month that includes the Scheme Effective Date. A U.S. Holder must include in its taxable income interest imputed pursuant to Section 483 of the Code using such U.S. Holder’s regular method of accounting for U.S. federal income tax purposes.

HoldCo intends to treat a U.S. Holder’s receipt of a CVR as an “open transaction” as described above. HoldCo also intends to cooperate with the Exchange Agent to send to each U.S. Holder an IRS Form 1099-B for the year of the Scheme that reflects only the cash amounts paid (in lieu of fractional entitlements to HoldCo common stock) to the U.S. Holder in the Scheme and not the fair market value of the U.S. Holder’s interest in payments made (or to be made) on the CVRs. HoldCo’s views and actions are not dispositive with respect to the tax treatment of the CVRs and are not binding on the IRS as to the U.S. Holder’s tax treatment of the CVRs.

Treatment as Closed Transaction. If the receipt of the CVRs is treated as, or determined to be, part of a closed transaction for U.S. federal income tax purposes, then a U.S. Holder generally would recognize capital gain (but not loss) on the exchange of the Strongbridge ordinary shares pursuant to the Scheme, in an amount equal to the lesser of (1) the excess of the fair market value of HoldCo common stock and CVRs received over such U.S. Holder’s tax basis in the Strongbridge ordinary shares surrendered and (2) the fair market value of the CVRs received by such U.S. Holder. The proper method to determine the fair market value of a CVR is not clear, but it is possible that the trading value of Strongbridge’s ordinary shares would be considered along with other factors in making that determination. Any capital gain recognized will be long-term capital gain if the U.S. Holder’s holding period for such Strongbridge ordinary shares exceeds one year.

A U.S. Holder’s initial tax basis in a CVR received in the Scheme would equal the fair market value of such CVR as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the Scheme Effective Date.

There is no authority directly addressing the U.S. federal income tax treatment of receiving payments on the CVRs and, therefore, the amount, timing and character of any gain, income or loss with respect to the CVRs would be uncertain. For example, payments with respect to the CVRs could be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income. In addition, it is unclear how a U.S. Holder of the CVRs would recover its adjusted tax basis with respect to payments thereon. It is also possible that, were a payment to be treated as being with respect to the sale of a capital asset, a portion of such payment would constitute imputed interest under Section 483 of the Code (as described under “— Treatment as Open Transaction”). Additionally, a U.S. Holder may recognize loss to the extent of any remaining basis after the expiration of any right to payments under such U.S. Holder’s CVR.

Potential Application of Section 304 of the Code

Notwithstanding the foregoing, the U.S. federal income tax consequences of the Scheme to U.S. Holders of Strongbridge ordinary shares could be different from those described above if Section 304 of the Code applied to the Scheme. Section 304 of the Code will apply to the Scheme if the Strongbridge shareholders, in the aggregate, own 50% or more of all HoldCo common stock immediately after the Scheme, taking into account certain constructive ownership rules under the Code. It may not be possible to establish with certainty at the time of the Scheme whether or not the 50% ownership requirement is satisfied because the ownership information necessary to make such determination may not be available.

If Section 304 of the Code were to apply to the Scheme, a U.S. Holder of Strongbridge ordinary shares would be treated as having (1) exchanged a portion of such U.S. Holder’s Strongbridge ordinary shares equal in value to the HoldCo common stock received pursuant to the Scheme in a nontaxable transaction, and (2) subject to the discussion above in the section entitled “— Potential Treatments of the CVR Consideration,” received CVR consideration pursuant to the Scheme as a distribution in redemption of HoldCo common stock deemed received by such U.S. Holder in exchange for such U.S. Holder’s remaining portion of its Strongbridge ordinary shares (the “Deemed Redemption.”) As a result, subject to the discussions above and below regarding the potential treatments of the CVR, potential dividend treatment, and application of the PFIC rules, U.S. Holders of Strongbridge ordinary shares would recognize capital gain or loss equal to the difference between the amount of such CVR consideration and such U.S. Holder’s tax basis in the portion of its Strongbridge ordinary shares that is treated as being exchanged for such CVR consideration. Subject to the discussions below, any such gain or loss recognized by such U.S. Holder would be treated as capital gain or loss and would be treated as long-term capital gain or loss if such U.S. Holder’s holding period for shares of Strongbridge ordinary shares treated as exchanged for CVR consideration is more than one year as of the Scheme Effective Time. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally taxed at preferential rates. The deductibility of capital losses is subject to limitations.

Notwithstanding the above, in certain circumstances, the CVR consideration received by a U.S. Holder of Strongbridge ordinary shares pursuant to the Scheme could be treated as having been received in a Deemed Redemption of HoldCo common stock having the effect of a distribution of a dividend under the tests set forth in Section 302 of the Code, in which case such U.S. Holder generally would recognize dividend income up to the fair market value of the CVR consideration received, to the extent, first, of HoldCo’s and, then, Strongbridge’s current and accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent Strongbridge is treated as a PFIC, as discussed further below in the section entitled “— Passive Foreign Investment Company Rules,” and is treated as paying a dividend, certain adverse tax consequences may arise. As discussed further above in the section entitled “— Potential Treatments of the CVR Consideration,” the timing for recognizing income in respect of a CVR is uncertain, and as a result the timing for determining HoldCo’s and Strongbridge’s current and accumulated earnings and profits is uncertain. Neither Strongbridge nor Xeris currently has accumulated earnings and profits and neither anticipates having current or accumulated earnings and profits on the Scheme Effective Date. However, if the receipt of a CVR is treated as an open transaction, as described above in the section entitled “— Potential Treatments of the CVR Consideration — Treatment as Open Transaction,” and HoldCo elects to settle the CVRs in cash, it may be necessary to determine HoldCo’s and Strongbridge’s current and accumulated earnings and profits when a cash payment under a CVR is made. Whether HoldCo or Strongbridge will have current or accumulated earnings and profits at the time of a cash payment under the CVRs cannot be determined in advance. HoldCo’s and Strongbridge’s current and accumulated earnings and profits may not be readily determinable or made available. To the extent that the amount of the deemed distribution of cash and CVR consideration exceeds HoldCo’s and Strongbridge’s current and accumulated earnings and profits, the excess first will be treated as a non-taxable return of capital that will reduce the U.S. Holder’s adjusted tax basis in its HoldCo common stock, and any remaining portion will be taxable to a U.S. Holder as capital gain. There is uncertainty regarding the proper method or methods for determining basis recovery in a dividend equivalent redemption under Section 302 of the Code. Such gain will generally be long term capital gain if, as of the date of the Deemed Redemption, the U.S. Holder’s holding period in the HoldCo common stock deemed redeemed is more than one year. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally taxed at preferential rates. If the receipt of a CVR is treated as an open transaction, as described above in the section entitled “— Potential Treatments of the CVR Consideration — Treatment as Open Transaction,” and HoldCo elects to settle the CVRs in HoldCo common stock, the payment of HoldCo common stock under the CVR will not be treated as a distribution of a dividend under Sections 302 and 304 of the Code.

Under the tests provided in Section 302 of the Code, such Deemed Redemption generally would be treated as having the effect of a distribution of a dividend if the receipt of the CVR consideration by a U.S. Holder is not “substantially disproportionate” with respect to such U.S. Holder or is “essentially equivalent to a dividend.” The Deemed Redemption generally will be not “substantially disproportionate” with respect to a U.S. Holder if the percentage of the outstanding HoldCo common stock that the U.S. Holder actually and constructively owns immediately after the Scheme is greater than or equal to 80% of the percentage of the outstanding Strongbridge ordinary shares that the U.S. Holder is deemed actually and constructively to have owned immediately before the Deemed Redemption. The Deemed Redemption will be considered to be “essentially equivalent to a dividend” if it does not result in a “meaningful reduction” in the U.S. Holder’s deemed percentage of stock ownership of HoldCo, applying constructive ownership rules. The IRS has ruled that a minority stockholder in a publicly traded corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is considered to have experienced a “meaningful reduction” if the stockholder has even a small reduction in such stockholder’s percentage of stock ownership under the above analysis. In applying the “substantially disproportionate” and “not essentially equivalent to a dividend” tests to a U.S. Holder, sales or purchases of HoldCo common stock made by such U.S. Holder (or by persons whose shares are attributed to such U.S. Holder) in connection with the Scheme will be taken into account. If, immediately prior to the Scheme, a U.S. Holder does not actually or constructively own any stock of Xeris, and is not acquiring any stock of HoldCo pursuant to a plan or arrangement in connection with the Transaction other than pursuant to the Scheme, the U.S. Holder’s Deemed Redemption of HoldCo common stock would not be treated as having the effect of a distribution of a dividend under the tests provided in Section 302 of the Code.

Because the possibility of dividend treatment depends upon each U.S. Holder’s particular circumstances, including the application of constructive ownership rules, U.S. Holders should consult their tax advisors regarding the application of the foregoing rules to their particular circumstances, and any actions that may be taken to mitigate the potential application of such rules (such as the desirability of selling their Strongbridge ordinary shares, and the considerations relating to the timing of any such sales).

Passive Foreign Investment Company Rules

Pursuant to Section 1291(f) of the Code, to the extent provided in U.S. Treasury Regulations, even if the Scheme and the Merger qualify as a transaction described in Section 351 of the Code, if Strongbridge was a passive foreign investment company, or “PFIC”, for any taxable year during a U.S. Holder’s holding period for the Strongbridge ordinary shares, certain adverse U.S. federal income tax consequences, including recognition of gain, could apply to such U.S. Holder as a result of the Scheme, unless certain exceptions apply. At present, there are no final Treasury Regulations implementing Section 1291(f). The U.S. Treasury promulgated proposed regulations in 1992 that would generally cause a U.S. Holder to recognize gain as a result of the Scheme if Strongbridge was a PFIC for a prior taxable year, but these regulations remain proposed. The IRS could finalize these proposed U.S. Treasury Regulations, including with effect retroactive to a period that includes the Scheme Effective Date, or the IRS could take the position that Section 1291(f) of the Code is effective even in the absence of finalized Treasury Regulations. Accordingly, no assurances can be provided as to the potential applicability of Section 1291(f) of the Code to the Scheme. Unless these proposed Treasury Regulations are finalized with effect for a period that includes Scheme Effective Date, HoldCo intends to take the position that Section 1291(f) of the Code does not apply to a U.S. Holder’s transfer of Strongbridge ordinary shares pursuant to the Scheme.

In general, a non-U.S. corporation is a PFIC during a taxable year if (1) 75% or more of its gross income constitutes passive income or (2) 50% or more of its assets produce, or are held for the production of, passive income. For these purposes, passive income includes interest, dividends and other investment income, with certain exceptions, and certain look-through rules apply with respect to interests in subsidiaries. Based on Strongbridge’s income, assets and activities in past years, Strongbridge believes that it was a PFIC in past years, and it may be classified as a PFIC for the current taxable year depending on the income, assets, and activities in the current taxable year.

If Strongbridge is treated as a PFIC with respect to a U.S. Holder and Section 1291(f) of the Code applies to the U.S. Holder’s transfer of Strongbridge ordinary shares pursuant to Section 351 of the Code, the U.S. Holder may be required to recognize any gain realized on such transfer, unless the U.S. Holder has made an election to treat Strongbridge as a “qualified electing fund” pursuant to the PFIC rules with respect to the U.S. Holder for all taxable years during which Strongbridge was a PFIC that are included wholly or partly in the U.S. Holder’s holding period of the Strongbridge ordinary shares. In addition, a U.S. Holder would be treated as owning a proportionate amount of any shares that Strongbridge owns, directly or indirectly by application of certain attribution rules, in other PFICs, and would be subject to the PFIC rules on a separate basis with respect to its indirect interests in any such PFICs. If the U.S. Holder has made an election to treat Strongbridge as a “qualified electing fund” pursuant to the PFIC rules with respect to the U.S. Holder for all taxable years during which Strongbridge was a PFIC that are included wholly or partly in the U.S. Holder’s holding period of the Strongbridge ordinary shares, then Section 1291(f) of the Code would not apply to the U.S. Holder’s transfer of Strongbridge ordinary shares pursuant to the Scheme.

U.S. Holders are urged to consult their own tax advisors as to the tax consequences of the Scheme if Strongbridge were to be treated as a PFIC at any time during such U.S. Holder’s holding period for the Strongbridge ordinary shares.

U.S. Federal Income Tax Consequences of the Scheme to Non-U.S. Holders of Strongbridge Ordinary Shares

Any gain realized by a Non-U.S. Holder upon the exchange of Strongbridge ordinary shares for HoldCo common stock, cash (in lieu of fractional entitlements to HoldCo common stock) and CVRs pursuant to the Scheme, generally will not be subject to U.S. federal income tax unless:

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the gain is effectively connected with a U.S. trade or business of such Non-U.S. Holder (and, if an applicable treaty so provides, is also attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case the Non-U.S. Holder generally will be taxed in the same manner as a U.S. Holder (as described above under “—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares”), except that if the Non-U.S. Holder is a foreign corporation, an additional branch profits tax may apply at a rate of 30% (or a lower applicable treaty rate); or

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the Non-U.S. Holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Scheme, and certain other conditions are met, in which case the Non-U.S. Holder may be subject to a 30% U.S. federal income tax (or a tax at a reduced rate under an applicable income tax treaty) on such gain (net of certain U.S. source losses).

Generally, if payments are made to a Non-U.S. Holder with respect to a CVR, such Non-U.S. Holder may be subject to withholding at a rate of 30% (or a lower applicable treaty rate) of the portion of any such payments treated as a dividend from HoldCo (as discussed above under “—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares — Potential Application of Section 304 of the Code”) or as imputed interest (as discussed above under “—U.S. Federal Income Tax Consequences of the Scheme to U.S. Holders of Strongbridge Ordinary Shares — Treatment as Open Transaction”), unless such Non-U.S. Holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) to the applicable withholding agents.

Information Reporting, Backup Withholding and FATCA.

Information reporting generally will apply to payments to a Holder pursuant to the Scheme, unless such Holder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. In addition, payments with respect to a CVR and payments of cash (in lieu of fractional entitlements to HoldCo common stock) may be subject to information reporting and backup withholding. Any payment to a U.S. Holder that is subject to information reporting generally will also be subject to backup withholding, unless such U.S. Holder (i) provides the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption and (ii) with respect to payments on the CVRs, provides the rights agent with the certification documentation in clause (i) of this sentence or otherwise establishes an exemption from backup withholding tax.

The information reporting and backup withholding rules that apply to payments to a Holder pursuant to the Scheme generally will not apply to payments to a Non-U.S. Holder if such Non-U.S. Holder certifies under penalties of perjury that it is not a U.S. person (generally by providing an IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) or otherwise establishes an exemption. Non-U.S. Holders should consult their own tax advisors to determine which IRS Form W-8 is appropriate.

Certain stockholders (including corporations) generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is properly and timely furnished by such U.S. Holder to the IRS.

Tax information provided to a U.S. Holder and the IRS on IRS Form 1099-B for the year of the Scheme may reflect only the cash amounts paid (in lieu of fractional entitlements to HoldCo common stock) to the U.S. Holder in the Scheme and not the fair market value of the U.S. Holder’s interest in payments made (or to be made) on the CVRs. Accordingly, a U.S. Holder that treats the Scheme as a “closed transaction” for U.S. federal income tax purposes may receive an IRS Form 1099-B reporting an amount received that is less than the amount such U.S. Holder will realize in the year of the Scheme. In addition, any IRS Form 1099-B a U.S. Holder receives with respect to cash payments on the CVRs may reflect the entire amount of the CVR payments paid in cash to the U.S. Holder (except imputed interest) and therefore may not take into account the fact that the U.S. Holder already included the value of such payments in such U.S. Holder’s amount realized in the year of the Scheme. As a result, U.S. Holders reporting under this method should not rely on the amounts reported to them on IRS Forms 1099-B with respect to the Scheme. U.S. Holders are urged to consult their tax advisors regarding how to accurately report their income under this method.

In certain circumstances, the Foreign Account Tax Compliance Act provisions of the Code, related U.S. Treasury guidance and related intergovernmental agreements (“FATCA”) impose a withholding tax of 30% on certain U.S.-source dividends, interest and other income unless certain non-U.S. financial institutions (including investment funds) (i) enter into, and comply with, an agreement with the IRS to perform certain due diligence on account holders, and report to the U.S. authorities, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons, or (ii) comply with the terms of an intergovernmental agreement (if available) between the United States and an applicable foreign country, to perform modified due diligence on account holders and report certain account holder information either directly to the U.S. authorities or to its local tax authority, which will exchange such information with the U.S. authorities. Accordingly, the entity through which HoldCo common stock or CVRs are held will affect the determination of whether HoldCo or another applicable withholding agent will be required to withhold tax at a rate of 30% on any portion of payments made pursuant to the Scheme, or on the CVRs, that are treated as dividends or as imputed interest. Such withholding tax will generally be in lieu of, rather than in addition to, the 30% withholding tax described above under “—U.S. Federal Income Tax Consequences of the Scheme to Non-U.S. Holders of Strongbridge Ordinary Shares”. Similarly, certain U.S.-source dividends, interest and other income payable held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which HoldCo or another applicable withholding agent generally will be required to provide to the IRS. A Non-U.S. Holder may be able to claim a credit or refund of the amount withheld under certain circumstances. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Each Non-U.S. Holder should consult its own tax advisor regarding the application of FATCA to the receipt of payments pursuant to the Scheme.

THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE POTENTIAL TAX CONSEQUENCES OF THE SCHEME OR THE OWNERSHIP OF CVRS. EACH U.S. HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS RELATING TO THE SCHEME IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES. NOTHING IN THIS SUMMARY IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following summary describes certain U.S. federal income tax consequences of the Merger generally applicable to (i) Xeris and HoldCo, and (ii) U.S. Holders (as defined below) whose shares of Xeris common stock are exchanged for HoldCo common stock and cash (in lieu of fractional entitlements to HoldCo common stock) pursuant to the Merger. This summary is for general information only and is not tax advice. This summary is based on the Code, Treasury Regulations promulgated under the Code, published rulings, administrative pronouncements, and judicial decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary addresses only U.S. Holders (as defined below) who hold their Xeris common stock as capital assets within the meaning of the Code (generally, property held for investment) and does not address all of the tax consequences that may be relevant to U.S. Holders in light of their particular circumstances or to certain types of U.S. Holders subject to special treatment under the Code, including pass-through entities (including partnerships and S corporations for U.S. federal income tax purposes) and investors in such entities, certain financial institutions, banks, brokers, dealers or traders in securities or other persons that generally mark their securities to market for U.S. federal income tax purposes, insurance companies, certain former U.S. citizens or long-term residents, mutual funds, real estate investment trusts, regulated investment companies, cooperatives, tax-exempt organizations (including private foundations), retirement plans, persons who hold their Xeris common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes, corporations that accumulate earnings to avoid U.S. federal income tax, stockholders that have a functional currency other than the U.S. dollar and persons who acquired their Xeris common stock upon the exercise of stock options or otherwise as compensation. The following discussion also does not address the tax consequences applicable to holders of options or warrants to acquire Xeris common stock. This summary does not address any U.S. federal estate, gift, or other non-income tax consequences, the effects of the Medicare contribution tax on net investment income, or any state, local, or non-U.S. tax consequences.

As used in this summary, the term “U.S. Holder” means a beneficial owner of Xeris common stock that, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) exchanges Xeris common stock pursuant to the Merger, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partnership and any partner in a partnership holding shares of Xeris common stock should consult its tax advisor regarding the tax consequences of exchanging such shares pursuant to the Merger.

We have not sought, and do not expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein, and no assurance can be given that the IRS will not take a position contrary to the discussion below, or that a court will not sustain any challenge by the IRS in the event of litigation. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax considerations of the Merger, or any related transactions. The use of words such as “will” and “should” in any tax-related discussion contained in this memorandum is not intended to convey a particular level of comfort. The following discussion assumes the form of the Merger, and any related transactions will be respected by the IRS or a court if challenged by the IRS. If the tax considerations described below are successfully challenged, the tax consequences of the Merger may differ from the tax consequences described below.

This discussion is not intended as tax advice. Stockholders are urged to consult their tax advisors to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of exchanging Xeris common stock pursuant to the Merger in light of their particular circumstances.

The following discussion assumes that the Scheme and the Merger will be consummated as described in the Transaction Agreement and as described in the joint proxy statement/prospectus. HoldCo, Xeris and Strongbridge each intend to take the position that the Scheme and the Merger, taken together, qualify as a transaction described in Section 351 of the Code, and the following discussion assumes that it so qualifies.

Material U.S. Federal Income of the Merger Tax Consequences to Xeris and HoldCo

Xeris and HoldCo will not be subject to U.S. federal income tax as a result of the Merger.

U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Xeris Common Stock

Subject to the discussions below relating to the U.S. federal income tax treatment of the receipt of cash in lieu of fractional entitlements to HoldCo common stock under the section entitled “— Cash in Lieu of Fractional Shares,” the U.S. federal income tax consequences of the Merger to the U.S. Holders of Xeris common stock will be as follows:

•	a U.S. Holder of Xeris common stock will not recognize gain or loss upon the exchange of its Xeris common stock for HoldCo common stock in the Merger;

•

the U.S. Holder’s aggregate tax basis in the HoldCo common stock received pursuant to the Merger will be the same as the aggregate tax basis of the shares of Xeris common stock surrendered in exchange therefor; and

•

the U.S. Holder’s holding period of the HoldCo common stock received pursuant to the Merger will include the U.S. Holder’s holding period for its shares of Xeris common stock surrendered in exchange therefor.

Cash in Lieu of Fractional Shares

Notwithstanding the foregoing, if a U.S. Holder receives cash pursuant to the Merger in lieu of fractional entitlements to HoldCo common stock, the U.S. Holder will be treated as having (1) exchanged a portion of such U.S. Holder’s Xeris common stock equal in value to such cash in exchange for fractional HoldCo common stock in a nontaxable transaction, and (2) then sold such fractional HoldCo common stock for such cash in a taxable transaction. In general, the U.S. Holder will recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the HoldCo common stock deemed sold. The U.S. Holder’s aggregate tax basis in the HoldCo common stock deemed sold will generally be the same as the aggregate tax basis of the shares of Xeris common stock deemed exchanged therefor.

Such gain or loss will generally be long-term capital gain or loss if, as of the date of the exchange, a U.S. Holder’s holding period in the HoldCo common stock deemed sold is more than one year. The U.S. Holder’s holding period of the HoldCo common stock deemed sold will include the U.S. Holder’s holding period for the shares of Xeris common stock deemed exchanged therefor. Long-term capital gain recognized by certain non-corporate holders, including individuals, is currently subject to tax at a reduced rate. The deductibility of capital losses is subject to limitations under the Code.

If a U.S. Holder acquired different blocks of Xeris common stock at different times or at different prices, any gain or loss and the holding period with respect to the HoldCo common stock deemed sold must be determined separately with respect to each block of Xeris common stock that is deemed exchanged for such HoldCo common stock, and such U.S. Holder may not offset a loss realized on one block of HoldCo common stock against gain recognized on another block of HoldCo common stock.

Information Reporting and Backup Withholding

Information reporting generally will apply to payments to a U.S. Holder pursuant to the Merger, unless such U.S. Holder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. In addition, payments of cash (in lieu of fractional entitlements to HoldCo common stock) may be subject to information reporting and backup withholding. Any payment to a U.S. Holder that is subject to information reporting generally will also be subject to backup withholding, unless such U.S. Holder provides the appropriate documentation (generally, IRS Form W-9) to the applicable withholding agent certifying that, among other things, its taxpayer identification number is correct, or otherwise establishes an exemption.

Certain stockholders (including corporations) generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is properly and timely furnished by such U.S. Holder to the IRS.

U.S. FEDERAL INCOME TAX CONSEQUENCES TO NON-U.S. HOLDERS OF HOLDING

HOLDCO COMMON STOCK

The following summary describes certain U.S. federal income tax consequences of the ownership and disposition of HoldCo common stock by a Non-U.S. Holder (as defined below). This summary is for general information only and is not tax advice. This summary is based on the Code, Treasury Regulations promulgated under the Code, published rulings, administrative pronouncements, and judicial decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary addresses only Non-U.S. Holders (as defined below) who hold HoldCo common stock as capital assets within the meaning of the Code (generally, property held for investment) and does not address all of the tax consequences that may be relevant to Non-U.S. Holders in light of their particular circumstances or to certain types of Non-U.S. Holders subject to special treatment under the Code, including pass-through entities (including partnerships and S corporations for U.S. federal income tax purposes) and investors in such entities, certain financial institutions, banks, brokers, dealers or traders in securities or other persons that generally mark their securities to market for U.S. federal income tax purposes, insurance companies, certain former U.S. citizens or long-term residents, mutual funds, real estate investment trusts, regulated investment companies, cooperatives, tax-exempt organizations (including private foundations), retirement plans, controlled foreign corporations, passive foreign investment companies, persons who are subject to the alternative minimum tax, persons who hold their HoldCo common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes, corporations that accumulate earnings to avoid U.S. federal income tax, stockholders that have a functional currency other than the U.S. dollar and persons who acquired their HoldCo common stock upon the exercise of stock options or otherwise as compensation. The following discussion also does not address the tax consequences applicable to holders of options or warrants to acquire HoldCo common stock. This summary does not address any U.S. federal estate, gift, or other non-income tax consequences, the effects of the Medicare contribution tax on net investment income, or any state, local, or non-U.S. tax consequences.

As used in this summary, the term “Non-U.S. Holder” means a beneficial owner of HoldCo common stock that, for U.S. federal income tax purposes, is neither a partnership nor (i) a citizen or individual resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns or disposes of HoldCo common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partnership and any partner in a partnership holding HoldCo common stock should consult its tax advisor regarding the tax consequences of owning or disposing of HoldCo common stock.

We have not sought, and do not expect to seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein, and no assurance can be given that the IRS will not take a position contrary to the discussion below, or that a court will not sustain any challenge by the IRS in the event of litigation. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax considerations of owning or disposing of HoldCo common stock. The use of words such as “will” and “should” in any tax-related discussion contained in this memorandum is not intended to convey a particular level of comfort.

This discussion is not intended as tax advice. Stockholders are urged to consult their tax advisors to determine the applicable U.S. federal, state, local and non-U.S. tax consequences, including any non-income tax consequences to them of owning or disposing of HoldCo common stock in light of their particular circumstances.

Distributions on HoldCo Common Stock

In the event that HoldCo pays distributions of cash or property on the HoldCo common stock, those distributions will constitute dividends for U.S. federal income tax purposes to the extent paid from HoldCo’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If a distribution exceeds HoldCo’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of the Non-U.S. Holder’s investment, up to the amount of such Non-U.S. Holder’s tax basis in the HoldCo common stock. Any remaining excess will be treated as capital gain realized on the sale or other disposition of HoldCo common stock, subject to the tax treatment described below under the heading “ —Gain on Sale, Exchange or Other Taxable Disposition of Common Stock.”

Subject also to the discussions below under the heading “ —Information Reporting, Backup Withholding and FATCA,” distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States that are paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty between the United States and such Non-U.S. Holder’s country of residence. If HoldCo is unable to determine, at a time reasonably close to the date of payment of a distribution on HoldCo common stock, what portion, if any, of the distribution will constitute a dividend for U.S. federal income tax purposes, then HoldCo may withhold U.S. federal income tax on the entire amount of any distribution at the 30% rate (subject to reduction by an applicable income tax treaty). If HoldCo or another withholding agent withholds tax in excess of a Non-U.S. Holder’s actual U.S. federal income tax liability, the Non-U.S. Holder may be entitled to a refund or credit of any excess tax withheld by timely filing an appropriate claim with the IRS.

Dividends that are treated as effectively connected with a trade or business conducted by a Non-U.S. Holder within the United States, and, if an applicable income tax treaty so provides, that are attributable to a permanent establishment maintained by the Non-U.S. Holder within the United States, are generally exempt from the 30% withholding tax if the Non-U.S. Holder satisfies applicable certification and disclosure requirements. To obtain this exemption, a Non-U.S. Holder must generally provide HoldCo with a properly executed original IRS Form W-8ECI properly certifying such exemption. However, such U.S. effectively connected income, net of specified deductions and credits, will be taxed at the same U.S. federal income tax rates applicable to U.S. persons (as defined in the Code). Any U.S. effectively connected income received by a Non-U.S. Holder that is a corporation may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty between the United States and such Non-U.S. Holder’s country of residence.

A Non-U.S. Holder of HoldCo common stock who claims the benefit of an applicable income tax treaty between the United States and such Non-U.S. Holder’s country of residence generally will be required to provide a properly executed IRS Form W-8BEN or W-8BEN-E (or applicable successor form) and satisfy applicable certification and other requirements. Non-U.S. Holders are urged to consult their tax advisors regarding their entitlement to benefits under a relevant income tax treaty.

A Non-U.S. Holder that is eligible for such lower rate of U.S. withholding tax as may be specified under an income tax treaty may obtain a refund or credit of any excess amounts withheld by timely filing an appropriate claim with the IRS.

Any documentation provided to an applicable withholding agent may need to be updated in certain circumstances. The certification requirements described above also may require a Non-U.S. Holder to provide its U.S. taxpayer identification number.

Gain on Sale, Exchange or Other Taxable Disposition of Common Stock

Subject to the discussions below under the heading “Information Reporting, Backup Withholding and

FATCA” a Non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax on gain recognized on a sale, exchange or other taxable disposition of HoldCo common stock unless:

•

the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States, and, if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States; in these cases, the Non-U.S. Holder will be taxed on a net income basis at the regular rates and in the manner applicable to U.S. persons, and, if the non-U.S. holder is a foreign corporation, an additional branch profits tax at a rate of 30%, or a lower rate as may be specified by an applicable income tax treaty, may also apply;

•

the Non-U.S. Holder is an individual present in the United States for a period or periods aggregating 183 days or more in the taxable year of the disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax (or such lower rate as may be specified by an applicable income tax treaty) on the amount by which the Non-U.S. Holder’s capital gains allocable to U.S. sources exceed capital losses allocable to U.S. sources during the taxable year of the disposition (without taking into account any capital loss carryovers); or

•

HoldCo is or was a “U.S. real property holding corporation” during the shorter of the five-year period ending on the date of the disposition or the period that the Non-U.S. Holder held HoldCo common stock, unless HoldCo common stock are regularly traded on an established securities market and the Non-U.S. Holder held no more than five percent of the outstanding HoldCo common stock, directly or indirectly, during such period. Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Although there can be no assurances, HoldCo believes that it has not been and is not currently, and does not anticipate becoming, a “U.S. real property holding corporation” for U.S. federal income tax purposes.

Information Reporting, Backup Withholding and FATCA

Information reporting generally will apply to payments of dividends, unless such Non-U.S. Holder is an entity that is exempt from information reporting and, when required, properly demonstrates its eligibility for exemption. In addition, payments of dividends may be subject to backup withholding. Backup withholding generally will not apply to payments of dividends to a Non-U.S. Holder if such Non-U.S. Holder certifies under penalties of perjury that it is not a U.S. person (generally by providing an IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) or otherwise establishes an exemption. Non-U.S. Holders should consult their own tax advisors to determine which IRS Form W-8 is appropriate.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability if the required information is properly and timely furnished by such Non-U.S. Holder to the IRS.

In certain circumstances, FATCA imposes a withholding tax of 30% on certain U.S.-source dividends, interest and other income unless certain non-U.S. financial institutions (including investment funds) (i) enter into, and comply with, an agreement with the IRS to perform certain due diligence on account holders, and report to the U.S. authorities, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons, or (ii) comply with the terms of an intergovernmental agreement (if available) between the United States and an applicable foreign country, to perform modified due diligence on account holders and report certain account holder information either directly to the U.S. authorities or to its local tax authority, which will exchange such information with the U.S. authorities. Accordingly, the entity through which HoldCo common stock is held will affect the determination of whether HoldCo or another applicable withholding agent will be required to withhold tax at a rate of 30% on any payments that are treated as dividends. Such withholding tax will generally be in lieu of, rather than in addition to, the 30% withholding tax described above under “Distributions on HoldCo Common Stock”. Similarly, certain U.S.-source dividends and other income payable held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which HoldCo or another applicable withholding agent generally will be required to provide to the IRS. A Non-U.S. Holder may be able to claim a credit or refund of the amount withheld under certain circumstances. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Each Non-U.S. Holder should consult its own tax advisor regarding the application of FATCA to the receipt of payments from HoldCo.

THE FOREGOING SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE POTENTIAL TAX CONSEQUENCES OF THE OWNERSHIP OR DISPOSITION OF HOLDCO SHARES. EACH NON-U.S. HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS RELATING TO THE OWNERSHIP AND DISPOSITION OF HOLDCO SHARES IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES. NOTHING IN THIS SUMMARY IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

LISTING OF HOLDCO COMMON STOCK ON STOCK EXCHANGE

HoldCo’s shares of common stock currently are not traded or quoted on a stock exchange or quotation system. HoldCo expects that (and it is condition to the Transaction that), following the Transaction, shares of HoldCo common stock will be listed for trading on the Nasdaq under the ticker “XERS.”

DELISTING AND DEREGISTRATION OF XERIS COMMON STOCK

Following the consummation of the Transaction, Xeris common stock will be delisted from the Nasdaq and deregistered under the Exchange Act.

DELISTING AND DEREGISTRATION OF STRONGBRIDGE ORDINARY SHARES

Following the consummation of the Transaction, Strongbridge ordinary shares will be delisted from the Nasdaq and deregistered under the Exchange Act.

LEGAL PROCEEDINGS REGARDING THE TRANSACTION

As of July 28, 2021, no complaints have been filed by purported Xeris stockholders or the Strongbridge shareholders challenging the Transaction, although certain law firms have publicly solicited stockholder feedback from Xeris stockholders and/or the Strongbridge shareholders and/or issued press releases purporting to investigate the Transaction.

INFORMATION ABOUT THE COMPANIES

Xeris

Xeris is a specialty pharmaceutical company delivering innovative solutions to simplify the experience of administering important therapies that people rely on every day around the world. Xeris was founded and incorporated under the laws of the State of Delaware in 2005. Xeris is a corporation listed on the Nasdaq (ticker “XERS”). Xeris’ principal executive offices are located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

Strongbridge

Strongbridge is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Strongbridge’s rare endocrine franchise includes Recorlev (levoketoconazole), an adrenal steroidogenesis inhibitor with a New Drug Application that is currently under review by the FDA for the treatment of endogenous Cushing’s syndrome, and veldoreotide extended release, a pre-clinical next-generation somatostatin analog being investigated for the treatment of acromegaly and potential additional applications in other conditions amenable to somatostatin receptor activation. Both Recorlev and veldoreotide have received orphan drug designation from the FDA and the European Medicines Agency. Strongbridge’s rare neuromuscular franchise includes Keveyis (dichlorphenamide), the first and only FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis. Keveyis has orphan drug exclusivity in the United States.

Strongbridge was founded in 1996 and was incorporated under the laws of Ireland in 2015. Strongbridge is an Irish public limited company listed on the Nasdaq (ticker “SBBP”). Strongbridge’s principle executive offices are located at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, and its telephone number is 610-254-9200.

HoldCo

HoldCo is a corporation formed in the state of Delaware for the purpose of holding Xeris and Strongbridge as direct subsidiaries following completion of the Transaction. To date, HoldCo has not conducted any activities other than those incident to its formation, the execution of the Transaction Agreement, the preparation of applicable filings under the U.S. securities laws and regulatory filings made in connection with the proposed Transaction and other matters related to the transactions contemplated by the Transaction Agreement. Following the consummation of the Transaction, each of Xeris and Strongbridge will be a direct subsidiary of HoldCo. Immediately following the Transaction, based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of the record date, the former stockholders of Xeris are expected to own approximately 60% of HoldCo and the remaining approximately 40% of HoldCo is expected to be owned by the former shareholders of Strongbridge. At and as of the completion of the Transaction, it is expected that HoldCo will be a publicly traded company listed on the Nasdaq under the ticker “XERS”. HoldCo’s registered office is located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

MergerSub

MergerSub is a corporation formed in the state of Delaware and a direct, wholly owned subsidiary of HoldCo. To date, MergerSub has not conducted any activities other than those incident to its formation, the execution of the Transaction Agreement, and the preparation of regulatory filings made in connection with the proposed Transaction. Following the consummation of the Transaction, MergerSub will merge with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation, a direct, wholly owned subsidiary of HoldCo. MergerSub’s registered office is located at 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, and its telephone number is 1-844-445-5704.

THE TRANSACTION AGREEMENT

The following is a summary of certain material terms of the Transaction Agreement, including the Conditions Appendix and is qualified in its entirety by reference to (i) the complete text of the Transaction Agreement, which is incorporated into this joint proxy statement/prospectus by reference and attached as Annex A to this joint proxy statement/prospectus, and (ii) the complete text of the Conditions Appendix, which is incorporated into the joint proxy statement/prospectus by reference and attached as Annex B to this joint proxy statement/prospectus. This summary is not intended to provide you with any other factual information about Xeris, Strongbridge or HoldCo. We urge you to read carefully this entire joint proxy statement/prospectus, including the Annexes and the documents incorporated by reference. You should also review the section entitled “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus.

Closing of the Transaction

The closing will occur on a date selected by Xeris in consultation with Strongbridge, but in any event not later than the third Business Day after satisfaction or waiver, where applicable, of the conditions set forth in the Conditions Appendix, or on such other date as may be mutually agreed to by Xeris and Strongbridge in writing. For a description of the conditions to the closing of the Acquisition and the Merger, see the section entitled “—Conditions to the Completion of the Acquisition and the Merger” beginning on page 153 of this joint proxy statement/prospectus.

Scheme Consideration to Strongbridge Shareholders

At the Scheme Effective Time, each Strongbridge ordinary share issued and outstanding at or before the time the Scheme becomes effective will be cancelled or transferred to HoldCo and the holder thereof will receive (x) 0.7840 of a share of HoldCo common stock, which will be duly authorized, validly issued, fully paid and non-assessable and free of liens and pre-emptive rights, and (y) one contractual CVR subject to and in accordance with the terms and conditions of the CVR Agreement (please see “Contingent Value Rights Agreement” summary beginning on page 159 of this joint proxy statement/prospectus); provided that Strongbridge shareholders will not receive any fractional shares of HoldCo pursuant to the Acquisition. Such fractional shares will instead be aggregated and sold in the market by the exchange agent, with the net proceeds of any such sale distributed in cash pro rata to the Strongbridge shareholders whose fractional entitlements have been sold. Each share of HoldCo common stock will be issued in accordance with, and subject to the rights and obligations of, the certificate of incorporation and bylaws of HoldCo, which are expected to be amended and restated prior to the completion of the Transaction to read substantially in the form attached hereto as Annex G and Annex H. For a comparison of the rights and privileges of a holder of shares of HoldCo common stock as compared to a holder of ordinary shares of Strongbridge, please see “Comparison of Stockholders’ Rights” beginning on page 191 of this joint proxy statement/prospectus.

Merger Consideration to Xeris Stockholders

At the Merger Effective Time, each outstanding share of Xeris common stock will be cancelled and automatically converted into the right to receive one share of HoldCo common stock from or at the direction of MergerSub, provided that Xeris stockholders will not receive any fractional shares of HoldCo pursuant to the Merger. Such fractional shares will instead be aggregated and sold in the market by the exchange agent, with the net proceeds of any such sale distributed in cash pro rata to the Xeris stockholders whose fractional entitlements have been sold. Each share of HoldCo common stock will be issued in accordance with, and subject to the rights and obligations of, the certificate of incorporation and bylaws of HoldCo, which are expected to be amended and restated prior to the completion of the Transaction to read substantially in the form attached hereto as Annex G and Annex H. For a comparison of the rights and privileges of a holder of shares of HoldCo common stock as compared to a holder of shares of Xeris, please see “Comparison of Stockholders’ Rights” beginning on page 191 of this joint proxy statement/prospectus.

Treatment of Strongbridge Options

Each Strongbridge Option that is outstanding and unexercised immediately prior to the Scheme Effective Time will become vested and exercisable. Upon the Scheme Effective Time, each Strongbridge Option will be assumed by HoldCo (each a “Strongbridge Rollover Option”) and will be converted into an option to acquire a number of shares of HoldCo common stock (rounded down to the nearest whole share) equal to the product obtained by multiplying (a) the number of Strongbridge ordinary shares subject to the Strongbridge Option by (b) the Exchange Ratio, at an exercise price (rounded up to the nearest whole cent) per share of HoldCo common stock equal to the quotient obtained by dividing (i) the exercise price per Strongbridge ordinary share by (ii) the Exchange Ratio. Each Strongbridge Rollover Option so assumed and converted will otherwise continue to have, and will otherwise be subject to, the same terms and conditions as applied to the applicable Strongbridge Option immediately prior to the Scheme Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Transaction Agreement or for such other immaterial administrative or ministerial changes as in the reasonable and good faith determination of Xeris are appropriate to effectuate the administration of the Strongbridge Options and are not adverse (other than in any de minimis respect) to any holders of Strongbridge Options.

Upon completion of the Acquisition, HoldCo will issue to each holder of a Strongbridge Option (as of immediately prior to the Scheme Effective Time) one CVR with respect to each Strongbridge ordinary share prior to the adjustment provided in the Transaction Agreement subject to the applicable Strongbridge Option, subject to and in accordance with the terms and conditions of the CVR Agreement. Each such CVR (and any proceeds payable thereunder) will be subject to the same vesting and forfeiture conditions applicable to the corresponding Strongbridge Rollover Option. In no event will the holder thereof be entitled to any Milestone Payment with respect to a CVR unless the corresponding Strongbridge Rollover Option has been exercised on or prior to the applicable Milestone Payment Date (as defined in the CVR Agreement).

In addition, Strongbridge may amend each Strongbridge Option with a per-share exercise price prior to the adjustment described above of $4.50 or less to provide that the Strongbridge Rollover Option corresponding to such Strongbridge Option shall remain exercisable for a period of time following the consummation of the Transaction in accordance with its terms, but in no event less than a period of time equal to the lesser of (A) the maximum remaining term of the corresponding Strongbridge Option, and (B) the fourth anniversary of the consummation of the Transaction, in each case regardless of whether the holder of such Strongbridge Rollover Option experiences a termination of employment or service on or following the consummation of the Transaction.

Treatment of Strongbridge Restricted Stock Units

Immediately prior to the consummation of the Transaction, Strongbridge will vest each unvested Strongbridge RSU (which, upon vesting, entitles the holder thereof to one Strongbridge ordinary share). Such holders of Strongbridge ordinary shares will then receive in the Transaction the same Scheme Consideration on the same terms and conditions as the other shareholders of Strongbridge.

Treatment of Xeris Options and Other Xeris Equity Awards

At the Merger Effective Time, each outstanding Xeris Stock Option, Xeris RSU and other equity award will be converted into an option, restricted stock award or other equity award, as applicable, denominated in shares of HoldCo common stock, which award will be subject to the same number of shares of HoldCo common stock and the same terms and conditions (including vesting and other lapse restrictions) as were applicable to the Xeris award in respect of which it was issued immediately prior to the Merger Effective Time, subject to any restrictions on replicating such terms.

Assumption of Xeris Share Plans and Strongbridge Plans

At the Scheme Effective Time, HoldCo will assume each of the Xeris 2011 Stock Option/Stock Issuance Plan, the Xeris 2018 Stock Option and Incentive Plan, the Xeris Inducement Equity Plan (collectively, the “Xeris

Share Plans”) and the Xeris 2018 Employee Stock Purchase Plan (the “Xeris ESPP”) and will be able to grant stock awards, to the extent permissible by applicable law and regulations, under the terms of the Xeris Share Plans covering the reserved but unissued Xeris common stock. In addition, at the Scheme Effective Time, HoldCo will assume the Strongbridge 2015 Plan and will be able to grant stock awards, to the extent permissible by applicable law and regulations, under the terms of the Strongbridge 2015 Plan covering the reserved but unissued Strongbridge ordinary shares, except that all references to a number of Strongbridge ordinary shares will be changed to references to HoldCo common stock and the number of shares of HoldCo common stock reserved but unissued thereunder as of the Scheme Effective Time shall be equal to the number of Strongbridge ordinary shares reserved but unissued thereunder multiplied by the exchange ratio.

Exchange of Strongbridge Ordinary Shares

An exchange agent appointed by Xeris and reasonably acceptable to Strongbridge will act as exchange agent. On or immediately after the Scheme Effective Time, HoldCo will deposit, or cause to be deposited, with the exchange agent for the benefit of the Strongbridge shareholders (i) evidence of shares in book entry form representing the total number of shares of HoldCo common stock issuable pursuant to the Acquisition and the CVRs (subject to and in accordance with the terms and conditions of the CVR Agreement), and (ii) cash in an amount equal to the aggregate amount of cash in lieu of fractional shares to be received by the shareholders of Strongbridge pursuant to the Transaction (in each case, after giving effect to any required tax withholding). As soon as reasonably practicable (and in any event within five (5) Business Days) after the Scheme Effective Time, the exchange agent will mail each holder of record of Strongbridge ordinary shares (other than Xeris or any of its affiliates) a letter of transmittal and instructions for use in receiving payment of the Scheme Consideration owed to them pursuant to the Acquisition. Beneficial holders whose shares are held in street name must follow any directions given to them by their broker, bank or other nominee in connection with their receipt of the Scheme Consideration. See “—Scheme Consideration to Strongbridge Shareholders.”

Each holder of ordinary shares of Strongbridge (other than Xeris or any of its affiliates) will be entitled to receive from the exchange agent (on behalf of HoldCo), within 14 days of the completion of the Transaction: (i) the amount of any cash payable in lieu of fractional shares; (ii) that number of shares of HoldCo common stock to which such holder’s Strongbridge ordinary shares became entitled pursuant to the terms of the Acquisition; and (iii) that amount of CVR consideration that such holder has the right to receive. See “—Scheme Consideration to Strongbridge Shareholders.”

Exchange of Xeris Common Stock

At the Merger Effective Time, HoldCo will deposit or cause to be deposited evidence of shares in book-entry form representing the aggregate number of shares of HoldCo common stock that the Xeris stockholders have the right to receive pursuant to the Merger. As soon as reasonably practicable (and in any event within five (5) Business Days) after the Merger Effective Time, the exchange agent will mail each holder of record of Xeris common stock a letter of transmittal and instructions for use in surrendering the Xeris common stock in exchange for the consideration owed to them pursuant to the Merger. See “—Merger Consideration to Xeris Stockholders.”

Upon surrender of Xeris common stock for cancellation to the exchange agent, together with a duly executed letter of transmittal and any other documents reasonably required by the exchange agent, the holder of such Xeris common stock is entitled to receive in exchange: (i) that number of shares of HoldCo common stock into which such holder’s Xeris common stock was converted pursuant to the terms of the Transaction Agreement (see “—Merger Consideration to Xeris Stockholders”) and (ii) a check in the amount of U.S. dollars equal to the sum of (x) to the extent not previously paid to such holder, any cash dividends with respect to shares of HoldCo common stock with a record date after the Merger Effective Time and a payment date prior to the holder’s surrender of the Xeris common stock and (y) any fractional entitlements with respect to Xeris common stock . The properly surrendered Xeris common stock will be cancelled.

Representations and Warranties

Xeris and Strongbridge made customary representations and warranties in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in certain disclosure schedules to the Transaction Agreement. The representations and warranties made by Xeris and Strongbridge are also subject to and qualified by certain information included in filings Xeris and Strongbridge have made with the SEC.

Many of the representations and warranties are reciprocal and apply to Xeris, on the one hand, or Strongbridge, on the other hand, and their respective subsidiaries. Some of the more significant representations and warranties relate to:

•	corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

•	capital structure;

•	corporate authority to enter into the Transaction Agreement and the Expenses Reimbursement Agreement and the enforceability thereof;

•	required governmental approvals;

•	the absence of any breach or violation of organizational documents or contracts as a result of the consummation of the Transaction;

•

SEC reports and financial statements, including their preparation in accordance with U.S. GAAP, filing or furnishing with the SEC, and compliance with applicable rules and regulations, and that such reports and financial statements fairly present, in all material respects, the relevant financial position and results of operations;

•	the maintenance of internal disclosure controls and internal control over financial reporting;

•	the absence of undisclosed material liabilities that have had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	compliance with laws and government regulations, including environmental laws;

•	compliance with applicable laws related to employee benefits and the Employee Retirement Income Security Act of 1974, as amended;

•	the absence of certain changes since March 31, 2021 for Strongbridge and for Xeris that have had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	the absence of certain material litigation, claims and actions;

•

the reliability and accuracy of information supplied for this joint proxy statement/prospectus and any other documents filed or furnished to the Irish High Court or the SEC or pursuant to the Act and the Irish Takeover Rules in each case in connection with the Transaction;

•	certain regulatory matters relating to, among other things, the Federal Food, Drug and Cosmetic Act of 1938, as amended, and other U.S. and foreign healthcare laws;

•	certain tax matters;

•	the absence of collective bargaining agreements and other employment and labor matters;

•	ownership of or right to intellectual property, and absence of infringement;

•	title and rights to, and condition of, real property;

•	the receipt of a fairness opinion;

•	the vote of shareholders necessary to consummate the Transaction;

•	the existence of and compliance with certain material contracts;

•	the existence and maintenance of insurance;

•	the absence of undisclosed brokers’ fees or finders’ fees relating to the Transaction;

•	compliance with the FCPA and certain anti-corruption laws in other jurisdictions;

•	the inapplicability of anti-takeover statutes, regulations and regulations to the parties to the Transaction Agreement and to the Transaction.

Xeris made additional representations and warranties in the Transaction Agreement in relation to:

•	the absence of ownership of Strongbridge ordinary shares by Xeris or any of its subsidiaries.

Under the Transaction Agreement, the parties agreed that, except for the representations and warranties expressly contained in the Transaction Agreement, neither Xeris nor Strongbridge made any other representation or warranty.

Many of the representations and warranties made by each of Xeris and Strongbridge are qualified by a material adverse effect standard. For the purpose of the Transaction Agreement, a “material adverse effect” with respect to each of Xeris and Strongbridge means the following:

•

with respect to a party, any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would be reasonably expected to have (1) a material adverse effect on the ability of such party and its subsidiaries to consummate the transactions contemplated by the Transaction Agreement or (2) a material adverse effect on the business, operations or condition (financial or otherwise), assets or liabilities of such party and its subsidiaries, taken as a whole, but, in the case of item (2), shall not include:

•

(i) any event, change, effect, circumstance, fact, development or occurrence to the extent arising from changes generally affecting the industries in which such party or any of its subsidiaries operate; (ii) changes generally affecting the economy or the financial, debt, credit or securities markets; (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, acts of war or terrorism; (iv) any epidemic or pandemic (including COVID-19), hurricane, earthquake, flood, calamity or other natural disasters or acts of God or any worsening thereof, (v) changes or proposed changes in rules, regulations or law, regulatory conditions or U.S. GAAP or other accounting standards (provided that each of the events in (i) through (v) above may be taken into account to the extent Xeris or Strongbridge is disproportionately affected relative to other similarly situated companies); or (vi) actions of the such party or any of its subsidiaries which the other party expressly requested in writing;

•

any decline in the trading price of the shares of such party on the Nasdaq or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a material adverse effect); or

•

any event, change, effect, circumstance, fact, development or occurrence resulting from the announcement or existence of the Transaction Agreement or the contemplated Transaction, and compliance with the Transaction Agreement, including any litigation arising therefrom or with respect thereto.

THE DESCRIPTION OF THE TRANSACTION AGREEMENT IN THIS JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN INCLUDED TO PROVIDE YOU WITH INFORMATION REGARDING ITS TERMS. THE TRANSACTION AGREEMENT CONTAINS REPRESENTATIONS AND WARRANTIES MADE BY AND TO THE PARTIES AS OF SPECIFIC DATES. THE STATEMENTS EMBODIED IN THOSE

REPRESENTATIONS AND WARRANTIES WERE MADE FOR PURPOSES OF THE CONTRACT BETWEEN THE PARTIES AND ARE SUBJECT TO QUALIFICATIONS AND LIMITATIONS AGREED BY THE PARTIES IN CONNECTION WITH NEGOTIATING THE TERMS OF THE TRANSACTION AGREEMENT AND IN SOME CASES WERE QUALIFIED BY CONFIDENTIAL DISCLOSURES MADE BY THE PARTIES, WHICH DISCLOSURES ARE NOT REFLECTED IN THE TRANSACTION AGREEMENT. IN ADDITION, CERTAIN REPRESENTATIONS AND WARRANTIES WERE MADE AS OF A SPECIFIED DATE OR MAY HAVE BEEN USED FOR THE PURPOSE OF ALLOCATING RISK BETWEEN THE PARTIES RATHER THAN ESTABLISHING MATTERS AS FACTS.

Covenants and Agreements

Xeris and Strongbridge agreed to certain covenants and agreements in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in certain disclosure schedules to the Transaction Agreement.

Shareholders Meetings and Recommendations

Strongbridge has agreed to (i) convene or seek an order of the Irish High Court convening the Court Meeting by order of the Irish High Court pursuant to section 450 of the Act to approve the Scheme of Arrangement in accordance with the requirements of the Act, and (ii) convene the EGM as soon as the Court Meeting has concluded or adjourned, in order to approve the EGM resolutions required to effect the Scheme, subject to the specified exceptions on termination described in “ —Termination” below. Additionally, the Independent Strongbridge Directors have recommended that Strongbridge’s shareholders vote to approve the Scheme of Arrangement at the Court Meeting and vote to approve the EGM resolutions required to effect the Scheme at the EGM.

Xeris has agreed to hold the Xeris Special Meeting to vote on the approval of the plan of merger set forth in the Transaction Agreement and the Independent Xeris Directors have recommended that Xeris’ stockholders vote in favor of the approval of the plan of merger set forth in the Transaction Agreement, subject to the specified exceptions described in “ —Third-Party Acquisition Proposals” below.

Third-Party Acquisition Proposals

Both Xeris and Strongbridge have agreed in the Transaction Agreement that each of Xeris and Strongbridge and their respective subsidiaries will not, and they will use reasonable best efforts to cause their representatives not to, directly or indirectly:

•

solicit, initiate or knowingly encourage any enquiry with respect to, or the making or submission of, any Xeris Alternative Proposal or Strongbridge Alternative Proposal (each, an “Alternative Proposal,” as applicable, and as defined below);

•

participate in any discussions or negotiations regarding an Alternative Proposal with, or furnish any non-public information regarding an Alternative Proposal to, any person that has made or, to Xeris’ or Strongbridge’s knowledge (as applicable), is considering making an Alternative Proposal; or

•

waive, terminate, modify or fail to use reasonable best efforts to enforce any standstill or similar obligation of any person with respect to Xeris or Strongbridge or any of their respective subsidiaries (provided that Xeris or Strongbridge will not be required to take, or be prohibited from taking, any action otherwise prohibited or required by the subclause described in this bullet if the Xeris Board or Strongbridge Board (as applicable) determines in good faith (after consultation with Xeris’ or Strongbridge’s legal advisors, as applicable) that such action or inaction would be inconsistent with the directors’ fiduciary duties).

However, if Xeris or Strongbridge receives a written Alternative Proposal or enquiry or proposal from a person who is intending on making an Alternative Proposal, and the Xeris Board or Strongbridge Board, as

applicable, determines in good faith (after consultation with Xeris’ or Strongbridge’s financial advisor and legal counsel, as applicable) that (i) such Alternative Proposal, enquiry or proposal either constitutes or is likely to result in either a Xeris Superior Proposal (as defined below) or Strongbridge Superior Proposal (as defined below), as applicable, and (ii) the failure to take the actions described in the next two bullets below would be inconsistent with the directors’ fiduciary duties, and the proposal was made after the date of the Transaction Agreement and did not result from a breach of the restrictions described above, each of Xeris or Strongbridge, as applicable, may:

•

furnish to such third party (and any persons acting in concert with such third party and to their respective potential financing sources and its representatives) nonpublic information relating to Xeris or Strongbridge, as applicable, pursuant to an executed confidentiality agreement that is no less restrictive of such person than the confidentiality agreement between Xeris and Strongbridge, provided that all such nonpublic information provided to the third party must also have been provided previously or be provided substantially contemporaneously to Xeris or Strongbridge, as applicable; and

•	engage in negotiations with such third party with respect to an Alternative Proposal.

Each of Xeris and Strongbridge will promptly (and in any event within 24 hours of receipt) notify the other party of the receipt of any Alternative Proposal or any initial communication or proposal that may reasonably be expected to lead to an Alternative Proposal and will indicate the material terms and conditions of such Alternative Proposal or such proposal (including through the provision of all written material received from the third party that is material to understanding such Alternative Proposal and all written material provided to such third party that is material to understanding any counterproposal or other material substantive response to such Alternative Proposal) and the identity of the person making any such Alternative Proposal and thereafter will keep Xeris or Strongbridge, as applicable, reasonably informed on a reasonably current basis of any material change to the terms and status of any such Alternative Proposal.

Subject to certain exceptions, none of the Xeris Board, the Strongbridge Board, or any committee thereof may (i) withdraw or fail to make, when required, pursuant to the Transaction Agreement (or qualify or modify in any manner adverse to Xeris or Strongbridge, as applicable), or propose publicly to withdraw or fail to make when required pursuant to the Transaction Agreement (or qualify or modify in any manner adverse to Xeris or Strongbridge, as applicable), the recommendation of the Xeris Board or the Strongbridge Board that, as applicable, the Strongbridge shareholders vote to approve the Scheme of Arrangement and the EGM resolutions required to effect the scheme or the Xeris stockholders vote to approve the plan of merger set forth in the Transaction Agreement, (ii) if any Strongbridge Alternative Proposal has been made public, fail to reaffirm the Scheme Recommendation or the recommendation contemplated by the Transaction Agreement within five (5) Business Days upon receipt of a request from Xeris to do so or, if earlier, prior to the Court Meeting or EGM, (iii) fail to include the Scheme Recommendation in the Scheme Document, (iv) if any Xeris Alternative Proposal has been made public, fail to reaffirm the Xeris Recommendation within five (5) Business Days upon receipt of a request from Strongbridge to do so or, if earlier, prior to the Xeris Special Meeting, (v) fail to include the Xeris Recommendation in the joint proxy statement/prospectus, (vi) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Alternative Proposal (any action in subclauses (i), (ii) and (iii) being referred to as an “Strongbridge Change of Recommendation” and any action in subclauses (i), (iv) and (v) a “Xeris Change of Recommendation”, and either a “Change of Recommendation”) or (vii) cause or allow Xeris or Strongbridge or any of their subsidiaries to execute or enter into any agreement constituting or that would reasonably be expected to lead to an Alternative Proposal or requiring, or reasonably expected to cause, Xeris or Strongbridge to abandon, terminate, delay or fail to consummate the Acquisition.

Prior to obtaining the approval of the Strongbridge shareholders of the Scheme of Arrangement and the EGM resolutions required to effect the Scheme, the Strongbridge Board may make a Strongbridge Change of Recommendation if they have concluded in good faith (after consultation with Strongbridge’s outside legal counsel and financial advisor) (i) that a Strongbridge Alternative Proposal constitutes a Strongbridge Superior Proposal, (ii) that the failure to make a Strongbridge Change of Recommendation would be inconsistent with the directors’ fiduciary duties; provided, however, that Strongbridge must provide prior written notice to Xeris, at least five (5) Business Days in advance, of the intention of the Strongbridge Board to make such Strongbridge Change of Recommendation, and provided further that the Strongbridge Board must take into account any changes to the terms of the Transaction Agreement and the Scheme of Arrangement proposed by Xeris in response to such prior written notice or otherwise and during such five (5) Business Day period must engage in good faith negotiations with Xeris regarding any changes to the Transaction Agreement proposed by Xeris, (iii) upon the end of such notice period, the Strongbridge Board shall have considered in good faith any revisions to the terms of the Transaction Agreement and the Scheme proposed by Xeris, and shall have determined, after consultation with its outside legal counsel and financial advisor, that the Strongbridge Superior Proposal would nevertheless continue to constitute a Strongbridge Superior Proposal if the adjusted terms of the Transaction Agreement and the Scheme proposed by Xeris were to be given effect and (iv) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Strongbridge Superior Proposal, Strongbridge shall, in each case, have delivered to Xeris an additional notice consistent with that described in section (ii) above and a new notice period under section (ii) above shall commence each time (except that such notice period shall be reduced to three (3) Business Days), during which time Strongbridge shall be required to comply with the requirements of the Transaction Agreement anew with respect to each such additional notice.

Prior to obtaining the approval of the Strongbridge shareholders of the Scheme of Arrangement and the EGM resolutions required to effect the Scheme, the Strongbridge Board may make a Strongbridge Change of Recommendation in response to a material event, development, occurrence, state of facts or change that was not known as of the date of the Transaction Agreement, subject to certain limitations, if the Strongbridge has concluded in good faith (after consultation with Strongbridge’s outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties; provided, however, that (i) Strongbridge must provide prior written notice to Xeris, at least five (5) Business Days in advance, of the intention of the Strongbridge Board to make such Strongbridge Change of Recommendation and the reasons therefor, (ii) the Independent Strongbridge Directors must take into account any changes to the terms of the Transaction Agreement and the Scheme of Arrangement proposed by Xeris in response to such prior written notice or otherwise and, during such five (5) Business Day period, Strongbridge must engage in good faith negotiations with Xeris regarding any changes to the Transaction Agreement proposed by Xeris, and (iii) upon the end of such notice period, the Strongbridge Board shall have considered in good faith any revisions to the terms of the Transaction Agreement and the scheme proposed by Xeris, and shall have determined, after consultation with its outside counsel and financial advisor, that in light of such intervening event, a failure to effect a Strongbridge Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

The Transaction Agreement provides that a “Strongbridge Alternative Proposal” means: a bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Xeris or any of its concert parties or any person acting in concert with Xeris) for (i) the acquisition of Strongbridge by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Strongbridge and its subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Strongbridge’s subsidiaries); (iii) the acquisition by any person (or the shareholders of any person) of 20% or more of the outstanding Strongbridge ordinary shares; or (iv) any merger, business combination, consolidation, share exchange, recapitalization or similar transaction involving Strongbridge as a result of which the holders of Strongbridge ordinary shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof.

The Transaction Agreement provides that a “Strongbridge Superior Proposal” means: a written Strongbridge Alternative Proposal (other than a Strongbridge Alternative Proposal which resulted from a breach of the non-solicitation covenant of the Transaction Agreement, as described above) made by any person that is fully financed or has committed financing that the board of directors of Strongbridge determines in good faith after consultation with Strongbridge’s financial advisor and outside legal counsel and taking into account all legal, financial, regulatory and other terms and conditions of the Strongbridge Alternative Proposal (including any governmental or other approval requirements, the availability and terms of any necessary financing, and other aspects of the Strongbridge Alternative Proposal and the third party making the Strongbridge Alternative Proposal), (i) would result in a transaction that is more favorable to the Strongbridge shareholders from a financial point of view than the Transaction contemplated by the Transaction Agreement, (including any adjustment to the terms and conditions proposed by Xeris in response to such Strongbridge Alternative Proposal) and (ii) is reasonably likely of being completed on the terms proposed on a timely basis (it being understood that, for purposes of the definition of “Strongbridge Superior Proposal,” references to “20%” and “80%” in the definition of Strongbridge Alternative Proposal are deemed to refer to “50%”).

Prior to obtaining the approval of the Xeris stockholders of the Transaction Agreement, the Xeris Board may make a Xeris Change of Recommendation if they has concluded in good faith (after consultation with Xeris’ outside legal counsel and financial advisor) (i) that a Xeris Alternative Proposal constitutes a Xeris Superior Proposal (as defined below), (ii) that the failure to make a Xeris Change of Recommendation would be inconsistent with the directors’ fiduciary duties; provided, however, that Xeris must provide prior written notice to Strongbridge, at least five (5) Business Days in advance, of the intention of the Independent Xeris Directors to make such Xeris Change of Recommendation, and provided further that the Independent Xeris Directors must take into account any changes to the terms of the Transaction Agreement and the Scheme of Arrangement proposed by Strongbridge in response to such prior written notice or otherwise and during such five (5) Business Day period must engage in good faith negotiations with Strongbridge regarding any changes to the Transaction Agreement proposed by Strongbridge, (iii) upon the end of such notice period, the Independent Xeris Directors shall have considered in good faith any revisions to the terms of the Transaction Agreement proposed by Strongbridge, and shall have determined, after consultation with its outside legal counsel and financial advisor, that the Xeris Superior Proposal would nevertheless continue to constitute a Xeris Superior Proposal if the adjusted terms of the Transaction Agreement proposed by Strongbridge were to be given effect and (iv) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Xeris Superior Proposal, Xeris shall, in each case, have delivered to Strongbridge an additional notice consistent with that described in section (ii) above and a new notice period under section (ii) above shall commence each time (except that such notice period shall be reduced to three (3) Business Days), during which time Xeris shall be required to comply with the requirements of the Transaction Agreement anew with respect to each such additional notice.

Prior to obtaining the approval of the Xeris stockholders of the plan of merger set forth in the Transaction Agreement, the Xeris Board may make a Xeris Change of Recommendation in response to a material event, development, occurrence, state of facts or change that was not known as of the date of the Transaction Agreement, subject to certain limitations, if the Independent Xeris Directors has concluded in good faith (after consultation with Xeris’ outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties; provided, however, that (i) Xeris must provide prior written notice to Strongbridge, at least five (5) Business Days in advance, of the intention of the Independent Xeris Directors to make such Xeris Change of Recommendation and the reasons therefor, (ii) that the Independent Xeris Directors must take into account any changes to the terms of the Transaction Agreement and the Scheme of Arrangement proposed by Strongbridge in response to such prior written notice or otherwise and, during such five (5) Business Day period, Xeris must engage in good faith negotiations with Strongbridge regarding any changes to the Transaction Agreement proposed by Strongbridge and (iii) upon the end of such notice period, the Independent Xeris Directors shall have considered in good faith any revisions to the terms of the Transaction Agreement proposed by Strongbridge, and shall have determined, after consultation with its outside legal counsel and financial advisor, that in light of such intervening event, a failure to effect a Xeris Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable law.

The Transaction Agreement provides that a “Xeris Alternative Proposal” means: a bona fide proposal or bona fide offer made by any person for (i) the acquisition of Xeris by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Xeris and its subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Xeris’ subsidiaries); (iii) the acquisition by any person (or the shareholders of any person) of 20% or more of the outstanding Xeris common stock; or (iv) any merger, business combination, consolidation, share exchange, recapitalization or similar transaction involving Xeris as a result of which the holders of Xeris common stock immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof.

The Transaction Agreement provides that a “Xeris Superior Proposal” means: a written Xeris Alternative Proposal (other than a Xeris Alternative Proposal which resulted from a breach of the non-solicitation covenant of the Transaction Agreement, as described above) made by any person that is fully financed or has fully committed financing that the board of directors of Xeris determines in good faith after consultation with Xeris’ financial advisor and outside legal counsel and taking into account all legal, financial, regulatory and other terms and conditions of the Xeris Alternative Proposal (including any governmental or other approval requirements, the availability and terms of any necessary financing, and other aspects of the Xeris Alternative Proposal and the third party making the Xeris Alternative Proposal), (i) would result in a transaction that is more favorable to the Xeris stockholders from a financial point of view than the Transaction contemplated by the Transaction Agreement (including any adjustment to the terms and conditions proposed by Strongbridge in response to such Xeris Alternative Proposal) and (ii) is reasonably likely of being completed on the terms proposed on a timely basis (it being understood that, for purposes of the definition of “Xeris Superior Proposal,” references to “20%” and “80%” in the definition of Xeris Alternative Proposal are deemed to refer to “50%”).

The obligations of the parties under the Transaction Agreement are subject in all respects to the parties’ obligations under the Irish Takeover Rules.

Efforts to Consummate

Each of Xeris and Strongbridge agreed to use their respective reasonable best efforts to achieve satisfaction of the closing conditions as promptly as reasonably practicable following publication of the Scheme of Arrangement disclosure document and in any event no later than February 24, 2022.

Conduct of Business Pending the Completion Date

At all times from the execution of the Transaction Agreement until the consummation of the Transaction, and subject to certain exceptions, except as required by law, expressly contemplated or permitted by the Transaction Agreement or with the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed), each of Xeris and Strongbridge have agreed to, and have agreed to cause their respective subsidiaries to, conduct their respective businesses in the ordinary course consistent with past practice in all material respects and to preserve intact its business organization, keep available the services of its employees who are integral to the operation of the business as presently conducted and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other third parties with whom it has material business relations; provided, however, Xeris or Strongbridge may, in connection with the COVID-19 pandemic, take such actions as are reasonably necessary to (i) protect the health and safety of Xeris’ or Strongbridge’s or their subsidiaries’ employees and other individuals having business dealings with Xeris or Strongbridge or any of their subsidiaries or (ii) respond to third-party supply or service disruptions caused by the COVID-19 pandemic.

At all times from the execution of the Transaction Agreement until the consummation of the Transaction, and subject to certain exceptions, including as required by law, as expressly contemplated or permitted by the Transaction Agreement, as set forth in the disclosure schedule to the Transaction Agreement or with the prior written consent of Xeris (such consent not to be unreasonably withheld, conditioned or delayed), Strongbridge has generally agreed not to, and agreed not to allow its subsidiaries to:

•	authorize or pay any dividend or distribution with respect to outstanding shares;

•

split, combine or reclassify any of its shares of capital in issue, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital, or permit its subsidiaries to do the same;

•

subject to certain exceptions, (i) grant any options, share awards or any other equity awards, (ii) increase the compensation or other benefits payable or provided to Strongbridge’s current or former directors, executive officers or employees, (iii) enter into any employment, change of control, severance or retention agreement with any director, officer or employee of Strongbridge, (iv) terminate the employment of any officers with a title of Vice President or above other than for cause, (v) amend any performance targets with respect to any outstanding bonus or equity awards, (vi) amend the funding obligation or contribution rate of any Strongbridge benefit plan or change any underlying assumptions to calculate benefits payable under any such plan or (vii) establish, adopt, enter into, amend or terminate any Strongbridge benefit plan or any other plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees or any of their beneficiaries, except, in each case, as required by existing written agreements or Strongbridge benefit plans in effect as of the date of the Transaction Agreement or as otherwise required by applicable law;

•

make any material change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP, applicable law or SEC policy;

•

authorize, announce an intention to authorize or enter into agreements with respect to any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations or any acquisitions of equity or assets, mergers, consolidations or business combinations that would reasonably be expected to prevent or materially delay or impede the consummation of the Transaction contemplated by the Transaction Agreement;

•	amend the memorandum and articles of association of Strongbridge or permit any of its significant subsidiaries to adopt any material amendments to their organizational documents;

•

issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares of capital, voting securities or other equity interest or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units or take any action to cause to be exercisable any otherwise unexercisable option to purchase Strongbridge ordinary shares under any existing Strongbridge share award plan (except as otherwise provided by the express terms of any options outstanding on the date of the Transaction Agreement), subject to certain exceptions;

•

purchase, redeem or otherwise acquire any shares or rights to acquire shares of capital, except for acquisitions of Strongbridge ordinary shares tendered by holders of Strongbridge options and share awards to satisfy obligations to pay the exercise price and/or tax obligations with respect thereto;

•

redeem, repurchase, prepay (other than prepayments of revolving loans and loans made pursuant to the Avenue Loan Agreement (as defined in the Transaction Agreement), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money or issue or sell any debt securities or rights to acquire any debt securities except for (i) Strongbridge intercompany indebtedness, (ii) incurrence of indebtedness pursuant to the Avenue Loan Agreement and (iii) transactions at the stated maturity of such indebtedness and required amortization or mandatory prepayments; provided that any repayment of indebtedness under the Avenue Loan Agreement or any action necessary to satisfy the requirements in the Transaction Agreement will be deemed to not have violated the Transaction Agreement;

•	make any loans to any other person;

•

sell, lease, license, transfer, exchange, swap, let lapse (with respect to intellectual property only) or otherwise dispose of, or subject to any lien, any of its material properties or assets, except (i) liens for permitted indebtedness, but only to the extent such indebtedness is incurred to replace, renew, extend, refinance or refund any existing indebtedness currently subject to a lien of no greater amount, (ii) dispositions of inventory and obsolete equipment in the ordinary course of business, (iii) transactions involving less than $250,000 individually and $500,000 in the aggregate or (iv) non-exclusive licenses, or the allowance of lapsing, of intellectual property in the ordinary course of business;

•

settle any material claim, litigation, investigation or proceeding made or pending (i) against Strongbridge or any of its subsidiaries, or any of their officers and directors in their capacities as such, other than any settlement (a) for an amount not to exceed $50,000 individually or $100,000 in the aggregate, (b) that does not impose any injunctive relief on Strongbridge and its subsidiaries or otherwise encumber or restrict their operations and (c) that does not include any admission of guilt or wrongdoing by Strongbridge or (ii) by Strongbridge or any of its subsidiaries as plaintiff with respect to material intellectual property of Strongbridge and its subsidiaries;

•

except for actions taken in the ordinary course of business consistent with past practice, make or change any material tax election, change any material method of accounting for tax purposes or any annual accounting period, file any material amended tax return, settle or compromise any audit or proceeding relating to a material amount of taxes, enter into any closing agreement with respect to a material amount of taxes or surrender any right to claim a material amount of tax refunds;

•	make any new capital expenditure or expenditures, or commit to do so, in excess of specified amounts in the disclosure schedule to the Transaction Agreement;

•

except in the ordinary course of business consistent with past practice or in connection with any matter to the extent specifically permitted by other provisions of the Transaction Agreement, enter into a material contract, or materially amend or terminate any existing material contract or waive, release or assign any material rights or claims thereunder;

•

alter any intercompany arrangements or agreements or the ownership structure among Strongbridge and its wholly owned subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have material adverse tax consequences to HoldCo and its subsidiaries after consummation of the Transaction; or

•

take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Scheme and the Merger, together, from qualifying for the intended tax treatment; or

•	agree, in writing or otherwise, to take any of the foregoing actions.

At all times from the execution of the Transaction Agreement until the consummation of the Transaction, and subject to certain exceptions, including as required by law, as expressly contemplated or permitted by the Transaction Agreement, as set forth in the disclosure schedule to the Transaction Agreement or with the prior written consent of Strongbridge (such consent not to be unreasonably withheld, conditioned or delayed), Xeris has generally agreed not to:

•	authorize or pay, or permit any of its subsidiaries to authorize or pay, any dividend or distribution with respect to the outstanding shares of capital;

•

split, combine or reclassify, or permit any of its subsidiaries to split, combine or reclassify, any of its shares of capital in issue, or issue or authorize the issuance of, or permit its subsidiaries to issue or authorize the issuance of, any other securities in respect of, in lieu of or in substitution for, shares of capital;

•

authorize, announce an intention to authorize, or enter into agreements with respect to, or permit any of its subsidiaries to authorize, announce an intention to authorize, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations that would reasonably be expected to prevent or materially delay or impede the consummation of the Transaction or that would reasonably be expected to have material adverse tax consequences to HoldCo and its subsidiaries after consummation of the Transaction;

•

purchase, redeem or otherwise acquire, or permit any of its subsidiaries to purchase, redeem or otherwise acquire, any shares or rights to acquire shares of capital, except for (i) acquisitions of Xeris common stock tendered by holders of Xeris options and share awards to satisfy obligations to pay the exercise price and/or tax obligations with respect thereto, (ii) transactions among Xeris and its wholly owned subsidiaries or among Xeris’ wholly owned subsidiaries (unless such transaction would be reasonably expected to have material adverse tax consequences to HoldCo and its subsidiaries after consummation of the Transaction) or (iii) acquisitions or repurchases of Xeris common stock pursuant to (and within the limitations of) Xeris’ previously announced share repurchase plan;

•

amend the organizational documents of Xeris or HoldCo, or permit any of HoldCo to adopt any amendments to its organizational documents, in each case in any manner that would adversely affect the consummation of the Transaction;

•

issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares of capital, voting securities or other equity interest in Xeris or any subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units or take any action to cause to be exercisable any otherwise unexercisable option to purchase Xeris common stock under any existing Xeris share award plan (except as otherwise provided by the express terms of any options outstanding on the date of the Transaction Agreement), subject to certain exceptions;

•

permit, except for actions taken in the ordinary course of business consistent with past practice, any of its subsidiaries to, make or change any material tax election, change any material method of accounting for tax purposes or any annual accounting period, file any material amended tax return, settle or compromise any audit or proceeding relating to a material amount of taxes, enter into any closing agreement with respect to a material amount of taxes or surrender any right to claim a material amount of tax refunds;

•

alter, or permit any of its subsidiaries to alter, any intercompany arrangements or agreements or the ownership structure among Xeris and its wholly owned subsidiaries or among Xeris’ wholly owned subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have material adverse tax consequences to HoldCo and its subsidiaries after completion;

•

take any action, or permit any of its subsidiaries to take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Scheme and the Merger, together, from qualifying for the intended tax treatment; or

•	agree, in writing or otherwise, to take any of the foregoing actions.

Directors’ and Officers’ Indemnification and Insurance

HoldCo has agreed that all rights to indemnification, advancement of expenses or exculpation existing as of the date of the Transaction Agreement in respect of acts or omissions occurring at or prior to the completion of the Transaction provided for in the organizational documents of Xeris, Strongbridge and their respective subsidiaries or in any agreement to which those entities are party in favor of the current or former directors, officers or employees of Xeris or Strongbridge or any of their respective subsidiaries will continue in full force and effect following the consummation of the Transaction. For six (6) years after the Scheme Effective Time or Merger Effective Time, as applicable, HoldCo will maintain in effect the provisions for indemnification, advancement of expenses or exculpation in the organizational documents of Xeris, Strongbridge and their respective subsidiaries or in any agreement to which those entities are party and will not amend, repeal or modify such provisions in any manner that would adversely affect the rights of any individuals who are entitled to such rights.

At and after the Scheme Effective Time, Strongbridge will (and HoldCo will cause Strongbridge to) indemnify and hold harmless each present and former director, officer and employee of Strongbridge and its subsidiaries against any costs, expenses, losses or liabilities arising out of matters pertaining to such person’s service to Strongbridge or any of its subsidiaries occurring at or before the Scheme Effective Time, subject to the limitations of applicable law and the companies’ organizational documents.

Similarly, at and after the Merger Effective Time, Xeris will (and HoldCo will cause Xeris to) indemnify and hold harmless each present and former director, officer and employee of Xeris and its subsidiaries against any costs, expenses, losses or liabilities arising out of matters pertaining to such person’s service to Xeris or any of its subsidiaries occurring at or before the Scheme Effective Time, subject to the limitations of applicable law and the companies’ organizational documents.

For a period of six (6) years from the completion of the Transaction, HoldCo will cause to be maintained (i) the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance as in effect as the Scheme Effective Time or Merger Effective Time, as applicable, maintained by each of Strongbridge and its subsidiaries and Xeris and its subsidiaries with respect to matters arising on or before the Scheme Effective Time or (ii) a “tail” policy under each of Xeris’ and Strongbridge’s existing directors’ and officers’ insurance policy that covers those persons who are currently covered by each of Xeris’ and Strongbridge’s directors’ and officers’ insurance policy, respectively, in effect as of the date of the Transaction Agreement for actual or alleged actions and omissions occurring at or prior to the completion of the Transaction; provided, however, that, after the completion of the Transaction, HoldCo will not be required to pay annual premiums in excess of 350% of the last annual premium paid by Xeris or Strongbridge, as applicable, prior to the date hereof in respect of the respective coverages required to be obtained, but in such case will purchase as much coverage as reasonably practicable for that amount.

Employee Matters

Except where more favorable treatment is required by applicable law, for a period of one (1) year following the Scheme Effective Time, HoldCo will provide to each continuing Strongbridge employee (a) base compensation and annual target cash bonus opportunity that is no less favorable to such Strongbridge employee than the base compensation and annual cash bonus opportunity provided to such Strongbridge employee immediately prior to the Scheme Effective Time; and (b) other benefits that are substantially comparable, in the aggregate, to those provided to similarly situated Xeris employees; provided, however, that no retention, change-in-control or other special or non-recurring compensation or benefits provided prior to the completion of the Transaction or any equity or other long-term incentives, defined benefit pension plans or post-employment welfare benefits shall be taken into account for purposes of this covenant. HoldCo will, or will cause one of its subsidiaries to, assume, honor and fulfill all Strongbridge employee benefit plans in accordance with their terms as in effect immediately prior to the date of the Transaction Agreement or as subsequently amended.

For purposes of vesting, eligibility to participate, and level of benefits under the employee benefit plans of HoldCo and Xeris providing benefits to any Strongbridge employees after the Scheme Effective Time, each Strongbridge employee will be credited with his or her years of service with the Strongbridge group and its predecessors before the Scheme Effective Time, to the same extent as such Strongbridge employee was entitled, before the Scheme Effective Time, to credit for such service under any similar Strongbridge employee benefit plan in which such Strongbridge employee participated or was eligible to participate immediately prior to the Scheme Effective Time. Service credit will not be provided, however, with respect to any benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits with respect to the same period of service. In addition, each Strongbridge employee will be immediately eligible to participate, without any waiting time, in any and all HoldCo and Xeris employee benefit plans to the extent coverage under such plan is replacing comparable coverage under a Strongbridge employee benefit plan in which such Strongbridge employee participated immediately before the Scheme Effective Time, and, for purposes of each such HoldCo or Xeris employee benefit plan providing medical, dental, pharmaceutical, and/or vision benefits to any Strongbridge employee, HoldCo will use its reasonable best efforts to cause (a) all pre-existing condition exclusions and actively-at-work requirements of such plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in such plan, was subject to such conditions under the comparable Strongbridge employee benefit plan, and (b) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Strongbridge employee benefit plan ending on the date such employee’s participation in the corresponding HoldCo or Xeris employee benefit plan begins to be taken into account under such HoldCo or Xeris plan for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such HoldCo or Xeris plan.

Under the Transaction Agreement, Strongbridge is also permitted to establish a cash-based retention program in the aggregate amount of $2.2 million to, among other things, promote retention and incentivize efforts to consummate the Transaction. Amounts under the retention program will be allocated among the employees of Strongbridge and its subsidiaries identified, and in the amounts and on the terms determined, by Strongbridge in good faith consultation with Xeris. Certain executive officers of Strongbridge are entitled to payments under this retention program, as more fully described in the section entitled “The Transaction—Interests of Strongbridge’s Executive Officers and Directors”.

As required by and solely for the purposes of Rule 16.2 of the Irish Takeover Rules, MTS Securities, an affiliate of MTS Health Partners (Strongbridge’s financial advisor), as of the date of this document, confirmed to Strongbridge that it has reviewed the terms of the Retention Bonus Pool referred to in this joint proxy statement/prospectus together with other information deemed relevant and considers them in its opinion to be fair and reasonable so far as the Strongbridge shareholders are concerned. In making this confirmation, MTS Securities has taken into account the commercial assessments of the Strongbridge directors. MTS Securities confirmation to Strongbridge addresses only matters required to be addressed by Rule 16.2.

HoldCo Board of Directors

Upon completion of the Transaction, the board of directors of HoldCo will have no more than eight (8) members, consisting of: (i) the members of the Xeris Board as of immediately prior to the Merger Effective Time, (ii) John H. Johnson, the Chief Executive Officer and member of the Strongbridge Board as of the date of the Transaction Agreement and (iii) Garheng Kong, M.D., PhD, MBA, member of the Strongbridge Board as of the date of the Transaction Agreement. In the event that, prior to the completion of the Transaction, any designee of Strongbridge to the HoldCo board is unable to serve on the HoldCo board after the completion of the Transaction, a replacement shall be mutually selected by Xeris and Strongbridge from the existing members of the Strongbridge Board.

HoldCo Officers

The parties shall take all actions necessary so that the Chief Executive Officer and the Chief Financial Officer of Xeris as of immediately prior to the Merger Effective Time shall be the Chief Executive Officer and the Chief Financial Officer of HoldCo as of immediately after the Merger Effective Time.

Headquarters

Following the Merger Effective Time, the headquarters of HoldCo shall be the headquarters of Xeris as of immediately prior to the Merger Effective Time in Chicago, Illinois.

HoldCo Common Stock

HoldCo shall reserve for future issuance a number of shares of HoldCo common stock at least equal to the number of shares of HoldCo common stock that will be subject to options to purchase HoldCo common stock and restricted stock units of HoldCo as a result of the Transaction, and the issuance of the Share Consideration and CVR Consideration.

Stock Exchange Listing

HoldCo and Xeris shall use their respective reasonable best efforts to cause (i) the HoldCo common stock to be delivered pursuant to the Merger and (ii) all of the Share Consideration to be issued in the Acquisition to be approved for listing on the Nasdaq, subject only to official notice of issuance, prior to the Scheme Effective Date. Each of Strongbridge and Xeris agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Strongbridge ordinary shares and Xeris common stock from the Nasdaq and terminate its registration under the Exchange Act; provided, that such delisting and termination shall not be effective until the Merger Effective Time.

Conditions to the Completion of the Acquisition and the Merger

The Scheme and the completion of the Acquisition are subject to the satisfaction (or waiver, to the extent permitted) of all of the following conditions:

•

the approval of the Scheme by a majority in number of the members of each class of Strongbridge shareholders (including as may be directed by the Irish High Court pursuant to Chapter 1 of Part 9 of the Act), representing, at the Voting Record Time, at least 75% in value of all the Strongbridge ordinary shares of that class held by such Strongbridge shareholders;

•

each of the Required EGM resolutions other than the specified compensatory arrangement resolution and the adjournment resolution being duly passed by the Strongbridge shareholders at the EGM (or at any adjournment of such meeting);

•

the Irish High Court’s sanction of the Scheme of Arrangement (without material modification) and confirmation of the reduction of the share capital and registration of the Court Order and minute with the Irish Registrar of Companies;

•	the approval of the Merger by Xeris stockholders;

•	Nasdaq having approved, and not withdrawn such approval, the listing of all of the HoldCo common stock to be issued in the Scheme, subject only to official notice of issuance;

•	all applicable waiting periods under the HSR Act in connection with the Acquisition and/or the Merger, if any, having expired or having been terminated;

•

to the extent that the Acquisition constitutes a concentration within the EC Merger Regulation or otherwise constitutes a concentration that is subject to the EC Merger Regulation, the European Commission having decided to allow closing of the Transaction;

•

the extent that all or part of the Transaction is referred by the European Commission to the Relevant Authority of one or more member countries of the European Economic Area, such Relevant Authority(ies) (in the case of a partial referral in conjunction with a final decision of the European Commission) having issued a final decision or decisions which satisfies (or together satisfy) the condition immediately above (that clause being interpreted mutandis mutatis);

•

all required clearances of any Governmental Entity under the antitrust laws of each Specified Jurisdiction, if any, having been obtained and remaining in full force and effect and applicable waiting periods having expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition and/or the Merger;

•

the registration statement on Form S-4 of which this joint proxy statement/prospectus is a part having become effective under the Securities Act and not being the subject of any stop order or proceedings initiated by the SEC seeking any stop order;

•

no (i) law (other than an order, writ, decree, judgment, injunctions, restraint or prohibition described in clause (ii), (ii) order, writ, decree, judgment, injunction, restraint or prohibition by any court of competent jurisdiction or (iii) order, writ, decree, judgment, injunction, restraint or prohibition under any antitrust law of a Specified Jurisdiction by any relevant authority which prohibits consummation of the Acquisition or the Merger having been enacted or entered and continuing to be in effect; and

•	the Transaction Agreement not having been terminated in accordance with its terms.

In addition, each of Xeris’ and Strongbridge’s obligation to effect the Acquisition is conditioned upon:

•	the accuracy of the other party’s representations and warranties, subject to specified materiality standards;

•	the performance by the other party of its obligations, covenants and agreements under the Transaction Agreement in all material respects; and

•	the delivery by the other party of an officer’s certificate certifying such accuracy of its representations and warranties and such performance of its obligations and covenants.

If Xeris is required to make an offer for Strongbridge ordinary shares under the provisions of Rule 9 of the Irish Takeover Rules, Xeris may make such alterations to the conditions set forth above as are necessary to comply with the provisions of that rule. Additionally, as required by Rule 12(b)(i) of the Irish Takeover Rules, to the extent that the Acquisition would give rise to a concentration with a community dimension within the scope of the EC Merger Regulation, the Scheme will, except as otherwise approved by the Irish Takeover Panel, lapse if the European Commission initiates proceedings in respect of that concentration under Article 6(1)(c) of the EC Merger Regulation or refers the concentration to a competent authority of a member state under Article 9(1) of the EC Merger Regulation prior to the date of the Court Meeting.

The Acquisition is also conditioned on the Scheme becoming effective and unconditional by not later than February 24, 2022 (or earlier if required by the Irish Takeover Panel or later if the parties agree and, if required, the Irish Takeover Panel consents and the Irish High Court allows). In addition, the Scheme will lapse unless it is effective on or prior to February 24, 2022 (or such later date as Strongbridge and Xeris may, subject to receiving the consent of the Irish Takeover Panel and the Irish High Court, in each case if required, agree), provided that any party whose willful and material breach of any provision of the Transaction Agreement shall have prevented this condition from being satisfied shall be deemed to have waived this condition. The Merger is conditioned only upon the consummation and implementation of the Scheme and the Acquisition.

The complete text of the Conditions Appendix is attached as Annex B to this joint proxy statement/prospectus.

Survival of Representations and Warranties

None of the representations and warranties of the Transaction Agreement will survive the consummation of the Transaction or the termination of the Transaction Agreement.

Termination

The Transaction Agreement may be terminated at any time prior to the Scheme Effective Time in any of the following ways:

•	by mutual written consent of Xeris and Strongbridge;

•	by either Xeris or Strongbridge:

•

if (i) after completion of the Court Meeting or the EGM, the necessary resolutions have not been approved by the requisite votes, or (ii) after completion of the Xeris Special Meeting, the necessary Xeris stockholder approval has not been obtained;

•	subject to certain exceptions, if the Transaction has not been consummated by 5:00 p.m., New York City time, on February 24, 2022;

•

if the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing that the decision of the Irish High Court will be appealed (it being agreed that Strongbridge shall make such an appeal if requested to do so in writing by Xeris and the counsel appointed by Strongbridge and by Xeris agree that doing so is a reasonable course of action);

•

subject to certain exceptions, if (A) there shall be any Law (other than an order, writ, decree, judgment, injunction or action described in clause (B), whether or not final or nonappealable) enacted after the date hereof and remaining in effect that makes the Acquisition illegal or that prohibits the consummation of the Acquisition, or (B) any court of competent jurisdiction or other Governmental Entity (as defined in the Transaction Agreement) shall have issued a final and nonappealable order, writ, decree, judgment or injunction, or shall have taken any other action, in either case of clauses (A) and (B) that permanently restrains, enjoins or otherwise prohibits the consummation of the Acquisition or the Merger has become final and non-appealable; or

•	by Strongbridge:

•

in certain circumstances if Xeris or HoldCo breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate such that certain closing conditions are incapable of being satisfied and the breach is not reasonably capable of being cured by February 24, 2022;

•

prior to obtaining Xeris stockholder approval, if (A) the Xeris Board shall have effected a Xeris Change of Recommendation or (B) Xeris shall have materially breached its non-solicitation covenant of the Transaction Agreement; or

•	by Xeris:

•

in certain circumstances if Strongbridge breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate such that certain closing conditions are incapable of being satisfied and the breach is not reasonably capable of being cured by February 24, 2022.

•

prior to obtaining Strongbridge shareholder approval, if (A) the Strongbridge Board shall have effected a Strongbridge Change of Recommendation or (B) Strongbridge shall have materially breached its non-solicitation covenant of the Transaction Agreement.

Expenses

Except as otherwise provided in the Transaction Agreement or in the Expenses Reimbursement Agreement (see “Expenses Reimbursement Agreement,” beginning on page 157 of this joint proxy statement/prospectus), all costs and expenses incurred in connection with the Transaction will be paid by the party incurring such cost or expense.

Strongbridge Reimbursement Payment

In the event that Strongbridge terminates the Transaction Agreement because the Xeris Board effected a Xeris Change of Recommendation or because Xeris materially breached its non-solicitation covenant of the Transaction Agreement, then Xeris will pay to Strongbridge an amount equal to all documented, specific and quantifiable third party costs and expenses incurred by Strongbridge, or on its behalf, for the purposes of, in preparation for, or in connection with the Transaction, including exploratory work carried out in contemplation of and in connection with the Transaction, legal, financial and commercial due diligence and engaging advisers to assist in the process; provided that the gross amount payable to Strongbridge shall not, in any event, exceed such sum as is equal to $1,950,000 (the “Strongbridge Reimbursement Payment”).

Amendment and Waiver

The Transaction Agreement may not be modified or amended except by an instrument in writing signed by each of the parties, except that following certain approvals by the Strongbridge shareholders or Xeris stockholders there will be no further amendment which by applicable law would require further approval by the Strongbridge shareholders or Xeris stockholders without such further approval. No delay or omission by either party to the Transaction Agreement in exercising any right, power or remedy provided by law or under the Transaction Agreement will operate as a waiver.

Specific Performance; Third-Party Beneficiaries

All parties agreed in the Transaction Agreement that damages would not be an adequate remedy for any breach of the Transaction Agreement. Accordingly, each party is entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the Transaction Agreement.

The Transaction Agreement is not intended to confer upon any person other than Xeris and Strongbridge and the other parties thereto any rights or remedies with the exception of the rights of the specified directors, officers and employees to certain indemnification and insurance.

EXPENSES REIMBURSEMENT AGREEMENT

The following is a summary of certain material terms of the Expenses Reimbursement Agreement. This summary is qualified in its entirety by reference to the Expenses Reimbursement Agreement, which is incorporated by reference in its entirety and attached to this joint proxy statement/prospectus as Annex C. We encourage you to read the Expenses Reimbursement Agreement carefully and in its entirety.

Concurrently with the execution of the Transaction Agreement, Xeris and Strongbridge entered into the Expenses Reimbursement Agreement dated as of May 24, 2021. Under the Expenses Reimbursement Agreement, the entry into of which by Strongbridge has been consented to by the Irish Takeover Panel for the purposes of Rule 21.1 of the Irish Takeover Rules only, Strongbridge has agreed to reimburse all documented, specific, quantifiable third-party costs and expenses incurred, directly or indirectly, by Xeris, HoldCo and/or their subsidiaries, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition including third-party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, arranging financing and engaging advisors to assist in the process, up to $1,950,000. Strongbridge has agreed to so reimburse Xeris if:

(i) Xeris terminates the Transaction Agreement prior to Strongbridge obtaining the required Strongbridge shareholder approvals at both special meetings of the Strongbridge shareholders due to the Strongbridge Board making a Strongbridge change of recommendation; or

(ii) Xeris terminates the Transaction Agreement prior to Strongbridge obtaining the required Strongbridge shareholder approvals at both special meetings of the Strongbridge shareholders due to the Strongbridge Board changing its recommendation for shareholder vote in accordance with the Transaction Agreement or because Strongbridge materially breached the non-solicitation obligations contained at Clause 5.3 of the Transaction Agreement; or

(iii) all of the following occur:

•

either Xeris terminates the Transaction Agreement if Strongbridge breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement, or if any of its representations or warranties set forth in the Transaction Agreement were inaccurate, which breach, failure to perform or inaccuracy (1) would have resulted in a failure of certain of the conditions set forth under The Transaction Agreement–Conditions to the Completion of the Acquisition and the Merger above and (2) was not reasonably capable of being cured by February 24, 2022 or, if curable, is not cured by the earlier of (A) February 24, 2022 and (B) 30 days following written notice by Xeris thereof, or either Xeris or Strongbridge terminates the Transaction Agreement if the Court Meeting or the EGM was completed and the resolutions to be proposed at those meetings under and which passage is required by the Transaction Agreement, as applicable, were not approved by the requisite majorities; and

•

prior to the Court Meeting, a Strongbridge Alternative Proposal (as defined in the Transaction Agreement) was publicly disclosed or announced (or, in the case of a termination by Xeris of the Transaction Agreement where under certain conditions Strongbridge breaches or fails to perform its covenants or other agreements found in the Transaction Agreement or any of its representations or warranties set forth in the Transaction Agreement are inaccurate, was made publicly or privately to the Strongbridge Board), or any person has publicly announced an intention (whether or not conditional) to make a Strongbridge Alternative Proposal; and

•

(x) a Strongbridge Alternative Proposal under the Transaction Agreement is consummated within twelve (12) months after such termination, or (y) a definitive agreement providing for a Strongbridge Alternative Proposal is entered into within twelve (12) months after such termination and is subsequently consummated.

Upon Xeris becoming entitled to a reimbursement payment under the Expenses Reimbursement Agreement, Strongbridge will have no further liability in connection with the valid termination of the Transaction Agreement (other than the obligation to pay the reimbursement payments required by the Expenses Reimbursement Agreement), whether under the Transaction Agreement or the Expenses Reimbursement Agreement or otherwise, to Xeris, HoldCo, their subsidiaries or their shareholders. However, the Expenses Reimbursement Agreement does not release any party from liability (including any monetary damages or other appropriate remedy) for a material breach of the Expenses Reimbursement Agreement or the Transaction Agreement that is the consequence of an act or omission by a party with the actual knowledge that the taking of such act or such omission to take action would be a material breach of such agreement, for fraud or as provided for in the confidentiality agreement by and between Xeris and Strongbridge, dated as of February 2, 2021.

MTS Health Partners and the Independent Strongbridge Directors have each confirmed in writing to the Irish Takeover Panel that the Expenses Reimbursement Agreement is in the best interests of the Strongbridge shareholders in the context of the Acquisition.

CONTINGENT VALUE RIGHTS AGREEMENT

The following is a summary of certain material terms of the CVR Agreement. This summary is qualified in its entirety by reference to the CVR Agreement, which is incorporated by reference in its entirety and attached to this joint proxy statement/prospectus as Annex D. We encourage you to read the CVR Agreement carefully and in its entirety. The CVR Agreement incorporates changes made following the execution of the Transaction Agreement pursuant to comments from the rights agent and to reference Xeris’ share price, as opposed to HoldCo’s share price, for purposes of determining the value of the stock consideration payable, at HoldCo’s sole discretion, upon the achievement of any milestone.

At or prior to completion of the Transaction, HoldCo and a rights agent mutually acceptable to HoldCo and Strongbridge will enter into the CVR Agreement governing the terms of the CVRs to be received by Strongbridge’s shareholders and the holders of Strongbridge Rollover Options. Each such holder will be entitled to one CVR for each Strongbridge ordinary share outstanding or underlying each Strongbridge Rollover Option, provided that each such CVR (and any proceeds payable with respect thereto) shall be subject to the same vesting and forfeiture conditions (if any) as are applicable to the corresponding Strongbridge Rollover Option as of completion of the Transaction, and the holder’s right to such CVR (and any applicable proceeds) shall vest upon satisfaction of such vesting conditions. In no event shall such holder be entitled to any Milestone Payment with respect to a CVR unless the corresponding Strongbridge Rollover Option has been exercised on or prior to the applicable Milestone Payment Date (as defined in the CVR Agreement).

The CVR Agreement provides that the CVRs are not transferable except under limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in HoldCo, Xeris, Strongbridge or any of their affiliates.

Each CVR represents the right to receive the payments described below, settleable in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion without interest and less any applicable withholding taxes. If any payment pursuant to the CVR is settled in HoldCo common stock, the number of shares of HoldCo common stock payable thereunder will be the product of (a) the applicable Milestone Payment divided by the volume weighted average price of Xeris common stock in the 10 trading days immediately prior to the Scheme Effective Date, and (b) the number of CVRs held by the holder.

The CVR Agreement attached to this joint proxy statement/prospectus as Annex D incorporates changes made following the execution of the Transaction Agreement that clarified that the volume weighted average price of Xeris common stock, as opposed to HoldCo common stock as previously drafted, shall be used to calculate the number of shares of HoldCo common stock payable as set forth in the preceding paragraph.

Each payment is conditioned upon the achievement of certain milestones as follows:

•

Keveyis Milestone. HoldCo will be obligated to pay $0.25 per CVR upon the earlier of (i) the first listing of any patent with respect to the Keveyis Product (as defined in the CVR Agreement) in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (the Orange Book) on or before December 31, 2023; and (ii) the achievement of at least $40,000,000 in net sales of the Keveyis Product in the period beginning on January 1, 2023 and ending on December 31, 2023 ((i) and (ii) collectively the Keveyis Milestone).

•

Recorlev 2023 Commercial Milestone. HoldCo will be obligated to pay $0.25 per CVR upon the first achievement of at least $40,000,000 of net sales of the Recorlev Product (as defined in the CVR Agreement) in the period between January 1, 2023 through December 31, 2023 (the Recorlev 2023 Commercial Milestone).

•

Recorlev 2024 Commercial Milestone. HoldCo will be obligated to pay $0.50 per CVR upon the first achievement of at least $80,000,000 of net sales of the Recorlev Product in the period between January 1, 2024 through December 31, 2024 (the “Recorlev 2024 Commercial Milestone”).

Milestone Payments will be paid within 15 Business Days following the achievement of the Keveyis Patent Milestone (or within 15 Business Days following the Scheme Effective Date if achieved prior to the Scheme Effective Date) and within 15 Business Days following the date HoldCo files the Annual Report on Form 10-K for the applicable year in which the Milestone is achieved for all other Milestones.

There can be no assurance that the various Milestones set forth in the CVR Agreement will be achieved and the total amount payable under the CVR Agreement could be zero. There will be no interest conferred by a CVR in the economic activities of the Strongbridge Group generally or the Xeris Group generally.

The CVRs are complex instruments and a number of factors will determine whether any amount will actually be paid to Strongbridge shareholders in accordance with the terms of the CVRs. If none of the Milestones occur by the relevant dates, then the CVRs will have no value. The minimum payment under each CVR is zero and the maximum payment under each CVR is $1.00, settleable in cash, additional shares of HoldCo common stock or a combination of cash and shares of HoldCo common stock, at HoldCo’s sole discretion. Xeris has not guaranteed the obligations of HoldCo pursuant to the CVR Agreement.

SVB Leerink, as financial adviser to Xeris, has not been required to confirm, and has not confirmed, that resources are available to HoldCo sufficient to satisfy any payments that may become due in respect of the CVRs, and Strongbridge shareholders will be at risk if, for any reason, such resources are not available to HoldCo.

IRREVOCABLE UNDERTAKINGS

Each Strongbridge director (other than (a) Dr. Jeffrey Sherman who recused himself from the relevant portions of all board meetings, discussions and consideration regarding a potential transaction between Xeris and Strongbridge and abstained from voting on the Transaction; and (b) Dr. Mårten Steen who does not hold any direct interests in securities of Strongbridge) and each Strongbridge executive officer has given an irrevocable undertaking to Xeris and HoldCo to vote in favor of each of the resolutions required to implement the Acquisition in respect of 314,948 Strongbridge ordinary shares (representing less than 1% of the existing issued share capital of Strongbridge as of July 22, 2021, being the latest practicable date prior to the date of this joint proxy statement/prospectus).

CAM Capital and HealthCap have given irrevocable undertakings to Xeris and HoldCo to vote in favor of each of the resolutions required to implement the Acquisition in respect of 10,887,041 Strongbridge ordinary shares (representing approximately 16% of the existing issued share capital of Strongbridge as of July 22, 2021, being the latest practicable date prior to the date of this joint proxy statement/prospectus).

In addition, Xeris and HoldCo have received an irrevocable undertaking to vote in favour of the resolutions required to implement the Acquisition from each Strongbridge director (other than Dr. Sherman and Dr. Steen), each Strongbridge executive officer, CAM Capital and HealthCap in respect of any Strongbridge ordinary shares of which they may become the registered and/or beneficial owner as a result of: (i) the exercise of any Strongbridge Options held by them to subscribe for Strongbridge ordinary shares; (ii) the vesting of certain other Strongbridge equity awards held by them into Strongbridge ordinary shares.

In aggregate, 11,201,989 Strongbridge ordinary shares are subject to the irrevocable undertakings, representing approximately 17% of the existing issued share capital of Strongbridge as of July 22, 2021 (being the latest practicable date prior to the date of this joint proxy statement/prospectus) and 8,467,323 Strongbridge Options and other Strongbridge equity awards are subject to the irrevocable undertakings.

The irrevocable undertakings will lapse and cease to have effect upon the occurrence of certain events, namely the earlier to occur of the following:

(a)	HoldCo publicly announces that it does not intend to make or proceed with the Acquisition;

(b)

the Acquisition lapses or is withdrawn (which, for the avoidance of doubt, will not be deemed to have occurred only by reason of Xeris electing to switch from a Scheme to a Takeover Offer (as defined in the Transaction Agreement));

(c)	the Transaction Agreement is validly terminated in accordance with its terms;

(d)	the Scheme becomes effective;

(e)

prior to the Court Meeting, a third party announces a firm intention to make an offer to acquire Strongbridge, provided that the terms of such offer must provide for a consideration per Strongbridge ordinary share that is not less than 105% of the value of the Scheme Consideration (including for the avoidance of doubt the value of the CVR Consideration) (in the case of the irrevocable undertakings received from CAM Capital and HealthCap only); or

(f)	December 31, 2021 (in the case of the irrevocable undertaking received from HealthCap only).

STRONGBRIDGE SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS

Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Strongbridge is required to submit a proposal to its shareholders for a non-binding, advisory vote to approve certain compensation that may become payable to Strongbridge’s named executive officers in connection with the completion of the Transaction (the “Strongbridge Compensation Proposal”). The Strongbridge Compensation Proposal gives Strongbridge’s shareholders the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may be paid or become payable to Strongbridge’s named executive officers in connection with the Transaction. This compensation is summarized in the table entitled “Golden Parachute Compensation” on page 112, including the accompanying and related narrative disclosure and footnotes.

The Independent Strongbridge Directors encourage you to review carefully the compensation-related disclosure contained herein and unanimously recommend that Strongbridge’s shareholders approve the following resolution:

“That the compensation that may be paid or become payable to the named executive officers of Strongbridge Biopharma plc, in connection with the Transaction (as defined in the Scheme), as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “Golden Parachute Compensation” including the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, are hereby approved on a non-binding advisory basis.”

The vote on the Strongbridge Compensation Proposal is a vote separate and apart from the vote on the Transaction. Accordingly, you may vote to approve the Transaction and vote not to approve the Strongbridge Compensation Proposal and vice versa. Because the vote on the Strongbridge Compensation Proposal is advisory only, it will not be binding on Strongbridge. Accordingly, if the Transaction is approved and completed, the compensation will or may be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Strongbridge Compensation Proposal.

THE INDEPENDENT STRONGBRIDGE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSAL, ON A NON-BINDING ADVISORY BASIS, OF THE SPECIFIED COMPENSATORY ARRANGEMENTS BETWEEN STRONGBRIDGE AND ITS NAMED EXECUTIVE OFFICERS RELATING TO THE TRANSACTION.

IN CONSIDERING THE RECOMMENDATION OF THE INDEPENDENT STRONGBRIDGE DIRECTORS, YOU SHOULD BE AWARE THAT CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF STRONGBRIDGE HAVE INTERESTS IN THE PROPOSED TRANSACTION THAT ARE DIFFERENT FROM, OR IN ADDITION TO, ANY INTERESTS THEY MIGHT HAVE AS SHAREHOLDERS.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS OF XERIS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of July 21, 2021 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to be a beneficial owner of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 66,497,370 shares of our common stock outstanding as of July 21, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of July 21, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Xeris Pharmaceuticals, Inc., 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601.

	Shares Beneficially Owned
	Number	Percentage
5% Stockholders
Entities affiliated with Deerfield Management Company, L.P. (1)	12,435,751	9.88%
Entities affiliated with Sessa Capital (Master), L.P. (2)	6,607,100	9.94%
Directors, Named Executive Officers and Other Executive Officers
Paul Edick (3)	1,204,036	1.78%
John Shannon (4)	403,077	*
Beth Hecht (5)	225,767	*
John Schmid (6)	62,107	*
BJ Bormann (7)	50,878	*
Jeffrey Sherman (8)	50,878	*
Marla Persky (9)	50,878	*
Dawn Halkuff (10)	50,878	*
All current executive officers and directors as a group (11 persons) (11)	2,974,457	4.33%

*	less than one percent.
(1)

Based solely on a Schedule 13G filed with the SEC on March 17, 2021 consists of: 6,553,398 shares of common stock and 5,882,353 shares of common stock underlying convertible notes, in each case held by Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P. The supplemental indenture that governs the convertible notes beneficially owned by the reporting person, together with an election by each of Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P. thereunder, restrict the conversion of such securities to the extent that, upon such conversion, the number of shares then beneficially owned by the holder and its affiliates and any other person or entities with which such holder’s beneficial ownership would be aggregated for purposes of Section 13(d) of the Securities Exchange Act of 1934 would exceed 4.985% of the total number of shares of the Issuer then outstanding (the “Ownership Cap”). Accordingly, notwithstanding the number of shares reported, the reporting person disclaims beneficial ownership of the shares of common stock issuable upon conversion of such convertible notes to the extent that upon such conversion the number of shares beneficially owned by all reporting persons hereunder, in the aggregate, would exceed the Ownership Cap. Deerfield Mgmt, L.P. is the general partner of Deerfield Partners, L.P., and Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. (collectively with Deerfield Partners, L.P., the “Deerfield Funds”). Deerfield Management Company, L.P. is the investment manager of each of the Deerfield Funds. James E. Flynn is the sole member of the general partner of Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. and as such shares voting and investment control over the shares held by the Deerfield Funds. Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Mgmt III, L.P., Deerfield Management Company, L.P. and Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P. The address of the Deerfield Funds is 780 Third Avenue, 37th Floor, New York, NY 10017.
(2)

Based solely on a Schedule 13G/A filed with the SEC on February 16, 2021, consists of 4,172,459 shares of common stock and 2,434,641 shares of common stock underlying convertible notes held by Sessa Capital (Master), L.P. (the “Fund”). Sessa Capital GP, LLC is the general partner of the Fund and, as a result, may be deemed to beneficially own shares owned by the Fund. Sessa Capital IM, L.P. is the investment manager of the Fund and, as a result, may be deemed to beneficially own shares owned by the Fund. Sessa Capital IM GP, LLC is the general partner of Sessa Capital IM, L.P. and, as a result, may be deemed to beneficially own shares owned by Sessa Capital IM, L.P. John Petry is the manager of Sessa Capital GP, LLC and Sessa Capital IM GP, LLC and, as a result, may be deemed to beneficially own shares owned by the Fund. The address of the Fund is 888 Seventh Avenue, 30th Floor, New York, NY, 10019.

(3)

Consists of (i) 965,305 shares of common stock underlying options exercisable within 60 days of July 21, 2021, (ii) 225,301 shares of common stock, and (iii) 13,430 shares of common stock held by the Paul R. Edick 2008 Revocable Trust (the “2008 Trust Shares”). Mr. Edick may be deemed to beneficially own the 2008 Trust Shares. Mr. Edick disclaims beneficial ownership of the 2008 Trust Shares and this shall not be deemed an admission that he is the beneficial owner of the 2008 Trust Shares.

(4)	Consists of (i) 77,891 shares of common stock and (ii) 325,186 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(5)	Consists of (i) 30,814 shares of common stock and (ii) 194,953 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(6)	Consists of (i) 5,659 shares of common stock and (ii) 56,448 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(7)	Consists of 50,878 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(8)	Consists of 50,878 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(9)	Consists of 50,878 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(10)	Consists of 50,878 shares of common stock underlying options exercisable within 60 days of July 21, 2021.
(11)	Includes an aggregate of 2,161,224 shares of common stock underlying options exercisable within 60 days of July 21, 2021 held by eleven executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2020 by Section 16(a) under the Exchange Act, except that late Form 4 filings were filed on March 2, 2020 on behalf of the following individuals, in each case relating to the grant of restricted stock units of Xeris to Steven Prestrelski, John Shannon, Beth Hecht, Paul Edick, Barry Deutsch and Kenneth Johnson, effected on January 31, 2020.

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

The following selected unaudited pro forma financial data (the “selected pro forma data”) gives effect to the Acquisition. The selected pro forma data have been prepared using the acquisition method of accounting under U.S. GAAP, under which the assets and liabilities of Strongbridge will be recorded by Xeris at their respective fair values as of the date the Acquisition is completed. The selected Unaudited Pro Forma Condensed Combined Balance Sheet data as of March 31, 2021 gives effect to the Acquisition as if it occurred on March 31, 2021. The selected Unaudited Pro Forma Condensed Combined Statement of Operations data for the fiscal year ended December 31, 2020 and the three months ended March 31, 2021 give effect to HoldCo’s results of operations as if the Acquisition occurred on January 1, 2020. The selected pro forma data has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial statements (the “pro forma statements”) of the combined company appearing elsewhere in this joint proxy statement/prospectus and the accompanying notes to the pro forma statements. In addition, the pro forma statements were based on, and should be read in conjunction with, the historical audited financial statements of Xeris (which are incorporated by reference in this joint proxy statement/prospectus), the historical audited financial statements of Strongbridge (which are incorporated by reference in this joint proxy statement/prospectus) and the historical unaudited financial statements of Xeris for the three-month period ended March 31, 2021 (which are incorporated by reference in this joint proxy statement/prospectus) and the historical unaudited financial statements of Strongbridge for the three-month period ended March 31, 2021 (which are incorporated by reference in this joint proxy statement/prospectus). See “Where You Can Find More Information” beginning on page 205 of this joint proxy statement/prospectus and “Unaudited Pro Forma Condensed Combined Financial Information” sections of this joint proxy statement/prospectus for additional information. The selected pro forma data has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the Acquisition occurred as of the dates indicated. In addition, the selected pro forma data does not purport to project the future financial position or operating results of the combined company. Also, as explained in more detail in the accompanying notes to the pro forma statements, the preliminary purchase price (consideration) and fair value assessment of assets and liabilities reflected in the selected pro forma data are subject to adjustment and may vary significantly from the final actual purchase price (consideration) and fair value assessment of assets and liabilities that will be recorded upon completion of the Acquisition. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill.

Selected Unaudited Pro Forma Condensed Combined Balance Sheet
(in thousands)	As of March 31, 2021
Cash and cash equivalents	$106,804
Short-term investments	$69,290
Total assets	$427,693
Long-term debt, net	$87,272
Total liabilities	$182,532
Common shares outstanding	125,179

Selected Unaudited Pro Forma Condensed Combined Statements of Operations
(in thousands, except per share data)	Three Months Ended March 31, 2021	For the year ended December 31, 2020
Total revenues	$16,577	$51,166
Loss from operations	$(26,254)	$(145,194)
Net loss	$(28,887)	$(153,362)
Net loss per common share—basic and diluted	$(0.24)	$(1.51)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is presented to illustrate the estimated effects of the pending Acquisition of Strongbridge by Xeris, which was announced on May 24, 2021. The following unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2020 and for the three months ended March 31, 2021 are based upon, derived from and should be read in conjunction with, the historical audited financial statements of Xeris (which are incorporated by reference into this joint proxy statement/prospectus), the historical audited financial statements of Strongbridge (which are incorporated by reference into this joint proxy statement/prospectus), the historical unaudited financial statements of Xeris for the three-month period ended March 31, 2021 (which are incorporated by reference into this joint proxy statement/prospectus) and the historical unaudited financial statements of Strongbridge for the three-month period ended March 31, 2021 (which are incorporated by reference into this joint proxy statement/prospectus). The Acquisition will be accounted for as a business combination using the acquisition method of accounting under the provisions of Accounting Standards Codification (ASC) 805, “Business Combinations.” The unaudited pro forma condensed combined financial information set forth below gives effect to the consummation of the pending Acquisition pursuant to which HoldCo will acquire all of the outstanding Strongbridge ordinary shares (“Strongbridge Shares”) in exchange for (i) 0.7840 of a share of HoldCo’s common stock and cash in lieu of fractions of HoldCo common stock due to a holder of Strongbridge Shares per Strongbridge Share and (ii) one non-tradeable CVR, worth up to a maximum of $1.00 per Strongbridge Share settleable in cash or additional HoldCo common stock, at HoldCo’s sole discretion.

The pro forma adjustments are preliminary and are based upon available information and certain assumptions which management believes are reasonable under the circumstances and which are described in the accompanying notes to the unaudited pro forma condensed combined financial information. Actual results may differ materially from the assumptions used in the accompanying unaudited pro forma condensed combined financial information. Under ASC 805, generally all assets acquired and liabilities assumed are recorded at their acquisition date fair value. For pro forma purposes, the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed are based on a preliminary estimate of fair value as of March 31, 2021. Any excess of the purchase price over the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill. Significant judgment is required in determining the estimated fair values of in-process research and development (“IPR&D”), other identifiable intangible assets and certain other assets and liabilities. Such valuation requires estimates and assumptions including, but not limited to, estimating future cash flows and direct costs, determining the timing and estimated costs to complete each in-process research project and projecting the timing of regulatory approvals, in addition to developing the appropriate discount rates and current market profit margins. Since the Acquisition has not been consummated, access to information to make such estimates is limited and therefore, certain market-based assumptions were used which will be updated upon completion of the Acquisition. Management believes the preliminary fair values recognized for the assets to be acquired and liabilities to be assumed are based on reasonable estimates and assumptions. Preliminary fair value estimates will change as additional information becomes available and such changes could be material.

The unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2020 and the three months ended March 31, 2021 assume the Acquisition occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 assumes the Acquisition occurred on March 31, 2021. The unaudited pro forma condensed combined financial information has been prepared by management in accordance with the regulations of the SEC and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that HoldCo will experience after the Acquisition.

The accompanying unaudited pro forma condensed combined statements of operations do not include any expected cost savings, operating synergies, or revenue enhancements, which may be realized subsequent to the

Acquisition or any integration-related costs. No material transactions existed between Xeris and Strongbridge during the pro forma period.

This unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes and assumptions as well as the historical consolidated financial statements and related notes of Xeris and Strongbridge (both of which are incorporated by reference into this joint proxy statement/prospectus).

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2021

(in thousands; unaudited)

	Xeris	Strongbridge	Pro Forma Reclasses		Pro Forma Adjs		Pro Forma Consolidated
	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$66,604	$73,898	$—		$(33,698	)6(a)	106,804
Short-term investments	69,290	—	—		—		69,290
Trade accounts receivable, net	8,938	2,846	—		—		11,784
Inventory	12,496	1,007	—		200	6(b)	13,703
Prepaid expenses and other current assets	3,298	1,913	—		—		5,211

Total current assets	160,626	79,664	—		(33,498)		206,792

Property and equipment	6,799	205	—		—		7,004
Intangible asset	—	18,832	—		(4,832	)6(c)	14,000
IPR&D intangible asset	—	—	—		187,000	6(d)	187,000
Goodwill	—	7,256	—		3,336	6(e)	10,592
Other assets	212	2,093	—		—		2,305

Total assets	$167,637	$108,050	$—		$152,006		$427,693

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,768	$5,738	$—		$—		$10,506
Other accrued liabilities	13,904	16,238	(4,190	)8(a)	9,384	6(f)	35,336
Accrued trade discounts and rebates	5,719	—	4,190	8(a)	—		9,909
Accrued returns reserve	2,619	—	—		—		2,619
Other current liabilities	414	—	—		—		414

Total current liabilities	27,424	21,976	—		9,384		58,784

Long-term debt, net	87,272	17,399	—		(17,399	)6(g)	87,272
Deferred rent	6,692	—	—		—		6,692
Warrant liability	139	5,715	—		(2,882	)6(h)	2,972
Contingent value rights liability	—	—	—		17,532	6(i)	17,532
Supply agreement liability, noncurrent	—	6,471	—		444	6(j)	6,915
Other liabilities	1,723	642	—		—		2,365

Total liabilities	123,250	52,203	—		7,079		182,532

Stockholders’ equity:
Deferred shares	—	44	—		(44	)6(k)	—
Ordinary shares	—	675	—		(675	)6(k)	—
Common stock	7	—	—		6	6(k)	13
Additional paid in capital	400,186	372,500	—		(151,227	)6(k)	621,459
Accumulated deficit	(355,796)	(317,372)	—		296,867	6(k)	(376,301)
Accumulated other comprehensive loss	(10)	—	—		—		(10)

Total stockholders’ equity	44,387	55,847	—		144,927		245,161

Total liabilities and stockholders’ equity	$167,637	$108,050	$—		$152,006		$427,693

See accompanying notes to the unaudited pro forma condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(in thousands, except per share data)

	Xeris	Strongbridge	Pro Forma Reclasses		Pro Forma Adjs		Pro Forma Consolidated
	(audited)	(audited)
Net sales	$20,155	$30,670	$61	8(b)	$—		$50,886
Grant and other income	280	—	—		—		280
Royalty revenue	—	61	(61	) 8(b)	—		—
Cost of goods sold	9,328	2,212	5,022	8(c)	(2,222	)7(a)	14,212
			(328	)8(d)	200	7(b)

Gross profit	11,107	28,519	(4,694)		2,022		36,954

Operating expenses:
Research and development	20,921	25,795	—		—		46,716
Selling, general and administrative	73,732	40,867	328	8(d)	20,505	7(c)	135,432
Amortization of intangible asset	—	5,022	(5,022	)8(c)	—		—

Total operating expenses	94,653	71,684	(4,694)		20,505		182,148

Loss from operations	(83,546)	(43,165)	—		(18,483)		(145,194)

Other income (expense):
Interest and other income	2,965	225	—		—		3,190
Interest expense	(10,660)	(1,336)	—		1,336	7(d)	(10,660)
Change in fair value of warrants	(9)	(814)	—		—		(823)

Total other income (expense)	(7,704)	(1,925)	—		1,336		(8,293)

Net loss before benefit from income taxes	(91,250)	(45,090)	—		(17,147)		(153,487)
Benefit from income taxes	110	15	—		—		125

Net loss	$(91,140)	$(45,075)	$—		$(17,147)		$(153,362)

Net loss per common share—basic and diluted	$(2.14)	$(0.78)					$(1.51)

Weighted average common shares outstanding—basic and diluted	42,643	57,976			58,845	[4]	101,488

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2021

(in thousands, except per share data; unaudited)

	Xeris	Strongbridge	Pro Forma Reclasses		Pro Forma Adjs		Pro Forma Consolidated
	(unaudited)	(unaudited)
Net sales	$8,051	$8,382	$—		$—		$16,433
Grant and other income	144	—	—		—		144
Cost of goods sold	1,826	411	1,256	8(c)	(556	)7(a)	2,853
			(84	)8(d)

Gross profit	6,369	7,971	(1,172)		556		13,724

Operating expenses:
Research and development	4,032	5,839	—		—		9,871
Selling, general and administrative	19,077	10,946	84	8(d)	—		30,107
Amortization of intangible asset	—	1,256	(1,256	)8(c)	—		—

Total operating expenses	23,109	18,041	(1,172)		—		39,978

Loss from operations	(16,740)	(10,070)	—		556		(26,254)

Other income (expense):
Interest and other income	100	(188)	—		—		(88)
Interest expense	(1,791)	(782)	—		782	7(d)	(1,791)
Change in fair value of warrants	20	(774)	—		—		(754)

Total other income (expense)	(1,671)	(1,744)	—		782		(2,633)

Net loss before benefit from income taxes	(18,411)	(11,814)	—		1,338		(28,887)
Benefit from income taxes	—	—	—		—		—

Net loss	$(18,411)	$(11,814)	$—		$1,338		$(28,887)

Net loss per common share—basic and diluted	$(0.30)	$(0.18)					$(0.24)

Weighted average common shares outstanding—basic and diluted	61,245	67,375			58,845	[4]	120,091

See accompanying notes to the unaudited pro forma condensed combined financial statements.

1.	Description of Transaction

On May 24, 2021, Xeris and Strongbridge entered into the Transaction Agreement. Under the terms of the Transaction Agreement, (i) HoldCo will acquire Strongbridge by means of the Acquisition pursuant to the Scheme, and (ii) MergerSub will merge with and into Xeris, with Xeris as the surviving corporation in the Merger. As a result of the Transaction, both Xeris and Strongbridge will become wholly owned subsidiaries of HoldCo.

At the Scheme Effective Time (or otherwise as provided below), (a) Strongbridge Shareholders will be entitled to receive (i) 0.7840 of a share of a newly issued HoldCo Share (the “HoldCo Consideration Shares”) and cash in lieu of fractions of HoldCo common stock in exchange for each Strongbridge Share held by such Strongbridge Shareholders, and (ii) one (1) non-tradeable CVR, worth up to a maximum of $1.00 per Strongbridge Share settleable in cash or additional shares of HoldCo common stock, at HoldCo’s sole discretion (the “CVR Consideration”, and together with the HoldCo Share Consideration and any cash in lieu of Fractional Entitlements due to a Strongbridge Shareholder, the “Scheme Consideration”), (b) Strongbridge’s outstanding equity awards will be treated as set forth in the Transaction Agreement, such that (i) each Strongbridge RSU will be vested and settled for Strongbridge Shares immediately prior to the Scheme Effective Time (or such earlier time as Strongbridge considers administratively practical), (ii) each Strongbridge Option shall become fully vested and exercisable immediately prior to the Scheme Effective Time, (iii) each unexercised Strongbridge Option will be assumed by HoldCo and converted into an option to purchase HoldCo common stock (each, a “Strongbridge Rollover Option”), with the exercise price per HoldCo Share and the number of HoldCo common stock underlying the Strongbridge Rollover Option adjusted to reflect the conversion from Strongbridge Shares into HoldCo common stock, provided that each Strongbridge Rollover Option will continue to have, and be subject to, the same terms and conditions that applied to the corresponding Strongbridge Rollover Option (except for terms rendered inoperative by reason of the Acquisition or for immaterial administrative or ministerial changes that are not adverse to any holder other than in any de minimis respect), provided that the terms of each Strongbridge Rollover Option with an exercise price of $4.50 or less (prior to the adjustment described above) shall be amended to provide that it shall remain exercisable for a period of time following the Scheme Effective Time equal to the lesser of (A) the maximum remaining term of such corresponding Strongbridge Option, and (B) the fourth anniversary of the Merger Effective Date, in each case regardless of whether the holder of such Strongbridge Rollover Option experiences a termination of employment or service on or following the Scheme Effective Time, and (iv) HoldCo shall issue to each holder of a Strongbridge Rollover Option one CVR with respect to each Strongbridge Share subject to the applicable Strongbridge Option, provided that in no event shall such holder be entitled to any payments with respect to such CVR unless the corresponding Strongbridge Option has been exercised on or prior to any such payment, and (c) Strongbridge’s outstanding warrants will be treated as follows: (i) each outstanding and unexercised Strongbridge Private Placement Warrant will be assumed by HoldCo such that the applicable holders will have the right to subscribe for HoldCo common stock, in accordance with certain terms of the Strongbridge Private Placement Warrant, and (ii) each outstanding and unexercised Strongbridge Assumed Warrant (as defined in the Transaction Agreement) will be assumed by HoldCo such that, upon exercise, the applicable holders will have the right to have delivered to them the Reference Property (as such term is defined in the Strongbridge Assumed Warrants), in accordance with certain terms of the Strongbridge Assumed Warrants.

At the Merger Effective Time, (a) each share of Xeris common stock will be assumed by HoldCo and converted into the right to receive one HoldCo Share and any cash in lieu of Fractional Entitlements due to a Xeris stockholder (the “Merger Consideration”), and (b) each Xeris option, stock appreciation right, restricted share award and other Xeris share based award that is outstanding will be assumed by HoldCo and converted into an equivalent equity award of HoldCo, which award will be subject to the same number of shares and the same terms and conditions as were applicable to the Xeris award in respect of which it was issued. At the Merger Effective Time, HoldCo shall assume each Strongbridge Share Plan, each Xeris Share Plan and the Xeris ESPP for the purposes of governing each Strongbridge Rollover Option, governing each assumed Xeris equity award and granting awards to the extent permitted by applicable law and the Nasdaq regulations.

The Acquisition will be conditioned upon, among other things, the approval of the Scheme by the Strongbridge shareholders, the sanction of the Scheme by the Irish High Court and the registration of the Court Order with the Registrar of Companies in Ireland. The conditions to the Acquisition are set out in full in Conditions Appendix. It is currently expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed early in the fourth quarter of 2021.

Xeris reserves the right, subject to the terms of the Transaction Agreement, to elect to implement the Acquisition by way of a takeover offer (as such term is defined in the Irish Takeover Panel Act 1997 and the Irish Takeover Rules).

2.	Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it occurred on March 31, 2021. The pro forma adjustments required to reflect the acquired assets and assumed liabilities of Strongbridge are based on the estimated fair value of Strongbridge’s assets and liabilities as of March 31, 2021. The selected Unaudited Pro Forma Condensed Combined Statements of Operations data for the fiscal year ended December 31, 2020 and the three months ended March 31, 2021 give effect to the Acquisition as if it occurred on January 1, 2020.

The date of the Transaction Agreement is May 24, 2021. For pro forma purposes, the valuation of consideration transferred is based on, among other things, Xeris’ closing share price of $3.52 per share on July 22, 2021. This is used for pro forma purposes only. The value of the consideration transferred for accounting purposes will ultimately be based on the closing share price of Xeris stock on the last trading day prior to the closing date of the Acquisition and could change materially. For pro forma purposes, the fair value of the Strongbridge Rollover Options and the assumed Strongbridge warrants are estimated based on Xeris’ closing share price of $3.52 per share on July 22, 2021. This is used for pro forma purposes only. The total actual consideration will fluctuate until the closing of the Acquisition.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting and was based on the historical financial information of Xeris and Strongbridge. The acquisition method of accounting in accordance with ASC 805 requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date using the fair value concepts defined in ASC 820, “Fair Value Measurement” (ASC 820). The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information. Regulation S-X Article 11 requires that pro forma financial information include the following pro forma adjustments to the historical financial information of the registrant:

•	Transaction Accounting Adjustments – Adjustments that reflect only the application of required accounting to the acquisition, disposition or other transaction.

•

Autonomous Entity Adjustments – Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

The transaction accounting adjustments are based on available information and assumptions that Xeris’ management believes are reasonable. However, such adjustments are estimates and actual experience may differ from expectations. There are no autonomous entity adjustments included in the unaudited pro forma condensed consolidated financial statements. Additionally, Regulation S-X Article 11 permits registrants to reflect in the notes to the pro forma financial information forward-looking information that depicts the synergies and dis-synergies identified by management in determining to consummate the Acquisition for which pro forma effect is being given. Such adjustments have not been reflected in the notes to the unaudited pro forma condensed consolidated financial statements because Xeris’ management does not believe these adjustments would enhance an understanding of the pro forma effects of the Acquisition.

ASC 820 defines fair value, establishes the framework for measuring fair value for any asset acquired or liability assumed under U.S. GAAP, expands disclosures about fair value measurements, and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measurements. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of an asset or liability. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants, and as a result, assets may be required to be recorded which are not intended to be used or sold. Additionally, the fair value may not reflect management’s intended use for those assets. Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

The initial allocation of the preliminary consideration in these pro forma financial statements is based upon an estimated preliminary consideration of approximately $241.6 million. This amount is based on approximately 58.8 million shares of common stock that HoldCo would expect to issue to holders of Strongbridge ordinary shares in connection with the Acquisition, based on the number of Strongbridge ordinary shares outstanding as of July 22, 2021, the number of Strongbridge ordinary shares to be issued upon conversion of $10 million of outstanding debt, the number of Strongbridge RSUs subject to acceleration upon change in control, and the exchange ratio of 0.7840 provided in the Transaction Agreement. The preliminary consideration has been estimated based on the share price of Xeris common stock on July 22, 2021 (the latest practicable date prior to the date of this document), equal to $3.52 per share and the estimated preliminary fair value of the CVR Consideration (see Note 4 below for a description of the basis on which the estimated preliminary fair value of the CVR Consideration is included in these unaudited pro forma financial statements). The actual number of shares of HoldCo common stock issued to holders of Strongbridge ordinary shares will be based on the actual number of Strongbridge shares issued and outstanding immediately prior to the Scheme Effective Time, including the Strongbridge RSUs subject to acceleration upon change in control. The Transaction Agreement does not contain any provision that would adjust the exchange ratio based on the fluctuations in the market value of either the Xeris common stock or Strongbridge ordinary shares. As a result, the implied value of the Scheme Consideration to the Strongbridge shareholders will fluctuate between now and the closing date of the Acquisition. The preliminary consideration also includes the estimated fair value of Strongbridge Rollover Options and the estimated fair value of Strongbridge warrants to be assumed by HoldCo, as described above.

One-time transaction-related expenses anticipated to be incurred by Xeris prior to, or concurrent with, the closing are included in the pro forma statements of operations and reflected in the pro forma balance sheet as a decrease in cash and as a decrease to retained earnings. Transaction costs expected to be incurred by Strongbridge are reflected as a reduction of acquired cash. Transaction bonuses to be paid to Strongbridge executives as well as severance costs to be paid to Strongbridge executives who will not continue as employees of HoldCo have been included in the pro forma statements of operations and reflected in the pro forma balance sheet as an increase in accrued liabilities and a decrease to retained earnings. In addition, the accompanying unaudited pro forma condensed combined statements of operations do not include any expected cost savings, operating synergies, or revenue enhancements, which may be realized subsequent to the Acquisition.

3.	Accounting Policies

Acquisition accounting rules require evaluation of certain assumptions, estimates, or determination of financial statement classifications which are completed during the measurement period as defined in current accounting standards. The accounting policies of Xeris may materially vary from those of Strongbridge. During preparation of the unaudited pro forma condensed combined financial information, management has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies other than the pro forma reclassifications detailed in Note 8. Following the Acquisition and during the measurement period, management will conduct a final review of Strongbridge’s accounting policies in an effort to determine if differences in accounting policies require adjustment or reclassification of Strongbridge’s results of operations or reclassification of assets or liabilities to conform to Xeris’ accounting policies and classifications. As a result of this review, management may identify differences that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.

4.	Preliminary Consideration

The estimated preliminary consideration is calculated as follows (amounts in thousands except exchange ratio and share price):

Strongbridge ordinary shares outstanding as of July 22, 2021	67,829
Strongbridge ordinary shares to be issued upon conversion of $10 million of debt	4,464
Strongbridge RSUs subject to change in control acceleration	2,765

Subtotal	75,058
Strongbridge exchange ratio	0.7840

HoldCo common shares issued in exchange	58,845
Xeris closing share price on July 22, 2021	$3.52

$207,136

Estimated fair value of the CVR Consideration	$17,532
Estimated fair value of Strongbridge Rollover Options	$11,360
Estimated fair value of Strongbridge warrants to be assumed by HoldCo	$5,616

Total estimated preliminary consideration	$241,644

The estimated preliminary value of the consideration does not purport to represent the actual value of the total consideration that will be received by the Strongbridge shareholders, option holders and warrant holders when the Acquisition is completed.

In particular, the estimated value of the CVR Consideration does not purport to represent the actual value of the CVR Consideration that could be received. This value has been prepared for the unaudited pro forma condensed combined financial information, the purpose of which is to illustrate the estimated effects of the Acquisition. The unaudited pro forma condensed combined financial information (which includes the preliminary estimated value of the CVR Consideration) is included in this joint proxy statement/prospectus solely to comply with the requirements of the Securities and Exchange Commission. The estimated value of the CVR Consideration is preliminary only and is based upon available information and certain assumptions which Xeris management believes are reasonable under the circumstances. You are encouraged to read this section entitled ‘Unaudited Pro Forma Condensed Combined Financial Information’ in full for further information on the basis upon which the unaudited pro forma condensed combined financial information, including the estimated value of the CVR Consideration, has been determined. The actual value of the CVR Consideration may differ materially from the assumptions used in preparing the estimated value of the CVR Consideration. The estimated value of the CVR Consideration may change as additional information becomes available and such changes could be material.

Rule 24.10 of the Irish Takeover Rules requires that Xeris includes in this joint proxy statement/prospectus an estimate, from an appropriate third party adviser, of the value of any unquoted securities forming part of the consideration for the Acquisition, being the CVR Consideration. The CVRs are complex instruments and a number of factors will determine whether any amount will actually be paid to Strongbridge shareholders in accordance with the terms of the CVRs. In particular, the Milestones are by their nature forward looking and as a result, there is significant uncertainty as to whether any of them will be achieved. If none of the Milestones occur by the relevant dates, then the CVRs will have no value. It is not therefore possible for Xeris to obtain a valuation of the CVR Consideration from an appropriate third party adviser for inclusion in this joint proxy statement/prospectus and, for these reasons, on May 20, 2021, the Irish Takeover Panel agreed to grant Xeris a derogation from the requirements of Rule 24.10 with respect to the CVR Consideration.

Strongbridge shareholders should therefore be aware that the estimated value of the CVR Consideration included in these unaudited pro forma financial statements and in particular the table above has not been prepared in accordance with the requirements of the Irish Takeover Rules and should not be relied upon for that purpose. There can be no assurance that the various Milestones set forth in the CVR Agreement will be achieved and the total amount payable under the CVR Agreement could be zero. There will be no interest conferred by a CVR in the economic activities of the Strongbridge Group generally or the Xeris Group generally. SVB Leerink, as financial adviser to Xeris, has not been required to confirm, and has not confirmed, that resources are available to HoldCo sufficient to satisfy any payments that may become due in respect of the CVRs, and Strongbridge shareholders will be at risk if, for any reason, such resources are not available to HoldCo.

The minimum payment under each CVR is zero and the maximum payment under each CVR is $1.00, settleable in cash, HoldCo common stock or a combination of cash and shares of HoldCo common stock, at HoldCo’s sole discretion. Xeris has not guaranteed the obligations of HoldCo pursuant to the CVR Agreement.

In accordance with U.S. GAAP, the fair value of the equity securities comprising the consideration will be measured on the closing date of the Acquisition at the then-current market price per share of Xeris common stock. This will likely result in a difference from the $3.52 per share on July 22, 2021, assumed in the calculation, and that difference may be material. For example, an increase of 10% in the price of Xeris’ common stock on the closing date of the Acquisition from the price of Xeris common stock assumed in these pro forma financial statements would increase the value of the preliminary consideration by approximately $22.8 million and a decrease of 10% in the price of Xeris’ common stock on the closing date of the Acquisition from the price of Xeris common stock assumed in these pro forma financial statements would decrease the value of the preliminary consideration by approximately $22.7 million, which would be reflected as a corresponding increase or decrease to IPR&D, other intangibles and goodwill. Based on historical volatility, a 10% change in Xeris’ common stock price is reasonably possible during the period between the date of this joint proxy statement and the expected closing date of the Acquisition. The preliminary value of the consideration and resulting goodwill may also change based on fluctuations in the number of Strongbridge ordinary shares outstanding and Strongbridge equity awards and Strongbridge Warrants outstanding on the closing date.

5.	Fair Value Estimates of Assets to be Acquired and Liabilities to be Assumed

The table below represents an initial allocation of the estimated preliminary consideration to Strongbridge’s tangible and intangible assets acquired and liabilities assumed using management’s preliminary estimates of their respective fair values (in thousands):

Preliminary Estimated Fair Value
Cash and cash equivalents	$51,321
Trade accounts receivable	2,846
Inventory	1,207
Prepaid expenses and other current assets	1,913
Property and equipment	205
Intangible asset	14,000
IPR&D intangible asset	187,000
Goodwill	10,592
Other assets	2,093
Accounts payable	(5,738)
Other accrued liabilities	(12,048)
Accrued trade discounts and rebates	(4,190)
Supply agreement liability, noncurrent	(6,915)
Other liabilities	(642)

Total preliminary purchase price	$241,644

6.	Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

The estimated pro forma adjustments as a result of recording assets acquired and liabilities assumed at their respective fair values in accordance with ASC 805 discussed below are preliminary. The final valuation of acquired assets and liabilities assumed will be determined at a later date and is dependent on a number of factors. The final valuation of assets acquired and liabilities assumed may be materially different than the estimated value of assets acquired and liabilities assumed that are reflected in the pro forma adjustments.

Explanations of the adjustments to the pro forma condensed combined balance sheet are as follows (amounts in thousands, unless otherwise noted):

6(a) Cash and cash equivalents: Represents the following pro forma adjustments:

Payment of Strongbridge 2020 term loan which is subject to repayment upon a change in control after conversion of $10 million to equity (See Note 6(g))	$(10,900)
Payment of estimated transaction costs to be incurred by Xeris	(11,121)
Payment of estimated transaction costs to be incurred by Strongbridge	(11,677)

Total pro forma adjustments to cash	$(33,698)

6(b) Inventory: Represents an estimated $0.2 million increase to Strongbridge’s inventory to present inventory at fair value.

6(c) Intangible asset: Represents the elimination of Strongbridge historical intangible asset and recording of the acquired definite-lived intangible asset related to Keveyis as a result of the preliminary purchase price allocation, as follows:

Elimination of Strongbridge historical intangible asset	$(18,832)
Acquired intangible asset as a result of the preliminary purchase price allocation	14,000

Net pro forma adjustment	$(4,832)

The intangible asset is expected to be amortized over a useful life of five years.

6(d) IPR&D intangible asset: Represents the recording of the acquired IPR&D indefinite-lived intangible asset related to Recorlev as a result of the preliminary purchase price allocation.

6(e) Goodwill: Represents the elimination of Strongbridge historical goodwill and recording of the acquired goodwill as a result of the preliminary purchase price allocation, as follows:

Elimination of Strongbridge historical goodwill	$(7,256)
Acquired goodwill as a result of the preliminary purchase price allocation	10,592

Net pro forma adjustment	$3,336

Goodwill represents the excess of the preliminary consideration over the preliminary fair value of the assets acquired and liabilities assumed. Goodwill will be tested for impairment at least annually and whenever events or circumstances occur that may indicate a possible impairment. The majority of goodwill is not expected to be deductible for income tax purposes.

6(f) Other accrued liabilities: Represents the accrual for certain Strongbridge cash bonuses expected to be paid after consummation of the Acquisition and severance expected to be paid to Strongbridge executives that will not continue as employees of HoldCo.

6(g) Long-term debt, net: Represents the conversion of $10 million of outstanding principal to equity pursuant to an amendment executed in July 2021, the payment of the remaining outstanding principal amount under Strongbridge’s existing 2020 term loan facility and final payment fee, and the elimination of the associated debt issuance costs. Per the debt agreement, amounts outstanding are due in full upon a change in control.

6(h) Warrant liability: Represents the elimination of the Strongbridge historical warrant liability and the estimated fair value of the assumed warrants based on the preliminary purchase price allocation.

Elimination of Strongbridge historical warrant liability	$(5,715)
Estimated fair value of liability for assumed liability-based warrants	2,833

Net pro forma adjustment	$(2,882)

6(i) Contingent value rights liability: Represents the estimated fair value of the contingent value rights liability.

6(j) Supply agreement liability, noncurrent: Represents an estimated $0.4 million increase to Strongbridge’s noncurrent supply agreement liability to present it at fair value.

6(k) Equity: Represents the elimination of Strongbridge historical equity balances and the allocation of preliminary consideration.

Elimination of Strongbridge historical deferred shares	$(44)
Elimination of Strongbridge historical ordinary shares	(675)
Allocation of preliminary consideration to common stock at HoldCo par value of $0.0001	6
Additional paid in capital:
Elimination of Strongbridge historical additional paid in capital	(372,500)
Allocation of preliminary consideration to additional paid in capital	207,130
To reflect estimated increase in additional paid in capital for replaced Strongbridge equity awards relating to the pre-acquisition vesting of the equity award holders’ requisite service periods	11,360
To reflect estimated increase in additional paid in capital for equity-based warrants assumed	2,783

Total adjustments to additional paid in capital	(151,227)

Accumulated deficit:
Elimination of Strongbridge historical accumulated deficit	317,372
To reflect an increase in the accumulated deficit of Xeris for estimated transaction costs to be incurred by Xeris	(11,121)
To reflect an increase in the accumulated deficit of Xeris for the estimated severance to be paid to Strongbridge executives who will not continue as employees of HoldCo	(7,184)
To reflect an increase in the accumulated deficit of Xeris for the estimated Strongbridge bonuses payable upon consummation of the Acquisition	(2,200)

Total adjustments to accumulated deficit	296,867

Total pro forma adjustments to equity	$144,927

There is no tax impact of the pro forma adjustments reflected as both companies are, and have been for some time, in net operating loss positions and have full valuation allowances against their net deferred tax assets on both a historical and a pro forma basis.

7.	Unaudited Pro Forma Condensed Combined Statements of Operations Adjustments

Explanations of the adjustments to the pro forma condensed combined statements of operations are as follows:

7(a) Cost of goods sold: Represents elimination of Strongbridge historical intangible amortization and replacing it with the estimated new amortization based on the preliminary new intangible value and estimated useful life of 5 years.

7(b) Cost of goods sold: Represents amortization of estimated inventory step up to fair value.

7(c) Selling, general and administrative: Includes the preliminary estimated transaction costs, such as advisor, legal and accounting fees, in connection with the Acquisition that are expected to be incurred by Xeris. Also includes transaction bonuses to be paid to Strongbridge executives and severance to be paid to Strongbridge executives who will not continue as employees of HoldCo. Such costs are not expected to recur.

Estimated transaction costs expected to be incurred by Xeris	$11,121
Estimated transaction bonuses expected to be paid to Strongbridge executives	$2,200
Estimated severance expected to be paid to Strongbridge executives who will not continue as employees of HoldCo	$7,184

Total pro forma adjustments to selling, general and administrative	$20,505

7(d) Interest expense: Represents elimination of Strongbridge historical interest expense on the 2020 term loan facility which will be fully repaid or converted to equity.

There is no tax impact of the pro forma adjustments reflected as both companies are, and have been for some time, in net operating loss positions and have full valuation allowances against their net deferred tax assets on both a historical and a pro forma basis.

8.	Pro Forma Reclassification Adjustments

Explanations of the pro forma reclassification adjustments are as follows:

8(a): Represents the reclassification of Strongbridge accrued sales allowances from other accrued liabilities to accrued trade discounts and rebates to conform to Xeris’ financial statement presentation of similar balances.

8(b): Represents the reclassification of Strongbridge royalty income to net sales for the year ended December 31, 2020 to conform to Strongbridge presentation for the three months ended March 31, 2021.

8(c): Represents the reclassification of Strongbridge amortization of intangible asset to cost of goods sold to conform with Xeris presentation of gross profit.

8(d): Represents the reclassification of Strongbridge annual FDA fees from cost of goods sold to selling, general and administrative expense to conform with Xeris presentation.

9.	Net Loss Per Share

Pro forma loss per share for the three months ended March 31, 2021 and year ended December 31, 2020 have been calculated based on the estimated weighted average number of common shares outstanding on a pro forma basis, as described below. The pro forma weighted average shares outstanding have been calculated as if the shares to be issued in the Acquisition had been issued and outstanding as of January 1, 2020. Basic and diluted net loss per common share are determined by dividing the net loss applicable to common shareholders by the weighted average common shares outstanding during the period. The shares issuable upon conversion of convertible debt or warrants or upon exercise or vesting of equity awards have been excluded from the calculation because their effects would be anti-dilutive. Therefore, the weighted average common shares outstanding used to calculate both basic and diluted net loss per common share are the same. For additional information on the calculation of acquisition-related shares, see Note (4).

(in thousands, except per share data)	Three months ended March 31, 2021	Year ended December 31, 2020
Pro forma combined net loss	$(28,887)	$(153,362)
Pro forma basic and diluted weighted average shares outstanding	120,091	101,488

Basic and diluted loss per share	$(0.24)	$(1.51)

The following potentially dilutive securities were determined after giving effect to the Acquisition and are excluded from the computation of diluted weighted average common shares outstanding due to their anti-dilutive effect:

(in thousands)	As of March 31, 2021	As of December 31, 2020
Shares to be issued upon conversion of convertible debt – Xeris	15,417	15,417
Restricted stock units – Xeris	1,884	767
Vested and unvested stock options:
Xeris	5,300	4,954
Strongbridge	6,453	6,453
Warrants:
Xeris	94	94
Strongbridge	5,303	5,303

Total	34,451	32,988

DESCRIPTION OF XERIS’ CAPITAL STOCK

The common stock, par value $0.0001 per share (“Xeris common stock”) of Xeris Pharmaceuticals, Inc. (“we,” “us,” and “our”) is registered under Section 12 of the Securities Exchange Act of 1934, as amended. The following description sets forth certain general terms and provisions of Xeris common stock. These descriptions are in all respects subject to and qualified in their entirety by, and should be read in conjunction with the applicable provisions of, our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and our Amended and Restated Bylaws, as amended by Amendment No. 1 (“Bylaws”). We encourage you to read our Certificate of Incorporation, our Bylaws and the applicable provisions of the DGCL for additional information.

Authorized Capital Stock

Our authorized capital stock consists of 150,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (“Xeris preferred stock”), all of which shares of Xeris preferred stock are undesignated.

Common Stock

Only Xeris common stock is registered under Section 12 of the Exchange Act.

Dividends

Holders of Xeris common stock are entitled to receive dividends ratably, if any, as may be declared by our board of directors out of legally available funds, subject to any preferential dividend rights of any Xeris preferred stock then outstanding.

Voting

Holders of Xeris common stock are entitled to one vote for each share Xeris common stock held of record for the election of directors and on all matters submitted to a vote of the stockholders. The holders of Xeris common stock do not have any cumulative voting rights.

Distributions on Liquidation

In the event of our dissolution, liquidation or winding up, holders of Xeris common stock are entitled to share ratably in our net assets legally available after the payment of all our debts and other liabilities, subject to the preferential rights of any Xeris preferred stock then outstanding. The rights, preferences and privileges of holders of Xeris common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Xeris preferred stock that we may designate and issue in the future.

Other Rights

Holders of Xeris common stock have no preemptive, subscription, redemption or conversion rights, and no sinking fund provisions are applicable to Xeris common stock.

Relationship to Preferred Stock

Our board of directors is authorized, without further action by the stockholders, to designate and issue up to an aggregate of 10,000,000 shares of Xeris preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting, or the designation of, such series, any or all of which may be greater than the rights of Xeris common stock. Our board of directors may authorize the issuance of Xeris preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Xeris common stock and the likelihood that such holders will receive dividend payments and payments upon our liquidation.

The purpose of authorizing our board of directors to issue Xeris preferred stock in one or more series and determine the number of shares in the series and its rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of Xeris preferred stock, while providing flexibility in connection with possible future financings and acquisitions and other corporate purposes, could, under certain circumstances, have the effect of delaying, deferring or preventing a change in control of our company, as further discussed below under “-Anti-Takeover Effects of Delaware Law and Provisions of our Certificate of Incorporation and our Bylaws–Undesignated Preferred Stock.”

No shares of Xeris preferred stock are outstanding as of July 21, 2021.

Registration Rights

Pursuant to the terms of our investors’ rights agreement, dated as of December 31, 2015, certain of our stockholders are entitled to rights with respect to the registration of their shares under the Securities Act until the earliest of the fifth (5th) anniversary of our initial public offering, or such holder’s registrable securities could be sold without any restriction on volume or manner of sale on any 90-day period under Rule 144 or any successor rule, as described below. We refer to these shares collectively as registrable securities.

Demand Registration Rights

The holders of our registrable securities are entitled to demand registration rights. Under the terms of the investors’ rights agreement, we will be required, upon the written request of holders of at least 20% of the securities eligible for registration then outstanding or such lesser percentage that would result in an aggregate offering price of at least $10.0 million, to file a registration statement and use commercially reasonable efforts to effect the registration of all or a portion of these shares for public resale. We are required to effect only two registrations pursuant to this provision of the investors’ rights agreement.

Short-Form Registration Rights

Pursuant to the investors’ rights agreement, if we are eligible to file a registration statement on Form S-3, upon the written request of majority in interest of these holders to sell registrable securities at an aggregate price of at least $1.0 million, we will be required to use commercially reasonable efforts to effect a registration of such shares. We are not required to effect more than two registrations that have been declared or ordered effective by the SEC pursuant to this provision of the investors’ rights agreement. The right to have such shares registered on Form S-3 is further subject to other specified conditions and limitations.

Piggyback Registration Rights

Pursuant to the investors’ rights agreement, if we register any of our securities either for our own account or for the account of other security holders, the holders of our outstanding registrable securities are entitled to include their shares in the registration. Subject to certain exceptions contained in the investors’ rights agreement, we and the underwriters may limit the number of shares included in the underwritten offering to the number of shares which we and the underwriters determine in our sole discretion will not jeopardize the success of the offering.

Indemnification

Our investors’ rights agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions attributable to them.

Expiration of Registration Rights

The demand registration rights and short form registration rights granted under the investors’ rights agreement will terminate on the fifth anniversary of the completion of our initial public offering or at such time after this offering when the holders’ shares may be sold without restriction pursuant to Rule 144 within a 90-day period.

Anti-Takeover Effects of Delaware Law and Provisions of our Certificate of Incorporation and our Bylaws

Our Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or preventing another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below.

Delaware Anti-Takeover Statute

We are subject to the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•	before the stockholder became interested, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•

at or after the time the stockholder became interested, the business combination was approved by our board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, lease, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•

subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; and

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.

Choice of Forum

Our Bylaws provide that, unless we consent in writing to an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of or based on a fiduciary duty owed by any of our directors, officers and employees to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or our Bylaws or (iv) any action asserting a claim that is governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein (the “Xeris Delaware Forum Provision”). The Xeris Delaware Forum Provision will not apply to any causes of action arising under the Securities Act or the Exchange Act. In addition, our Bylaws further provide that the United States District Court for the Northern District of Illinois will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Xeris Federal Forum Provision”). We have chosen the United States District Court for the Northern District of Illinois as the exclusive forum for Securities Act causes of action because our principal executive offices are located in Chicago, Illinois. Our Bylaws also provide that any person or entity purchasing or otherwise acquiring any interest in shares of our Common Stock is deemed to have notice of and consented to the Xeris Delaware Forum Provision and the Xeris Federal Forum Provision.

We recognize that the Xeris Delaware Forum Provision and the Xeris Federal Forum Provision in our Bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware or the Northern District of Illinois, as applicable. Additionally, the Xeris Delaware Forum Provision and/or the Xeris Federal Forum Provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. The Court of Chancery of the State of Delaware or the United States District Court for the Northern District of Illinois, as applicable, may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments or results may be more favorable to us than to our stockholders.

Board Composition and Filling Vacancies

Our Certificate of Incorporation provides for the division of our board of directors into three classes serving staggered three-year terms, with one class being elected each year. Our Certificate of Incorporation also provides that directors may be removed only for cause and then only by the affirmative vote of the holders of two-thirds or more of the shares then entitled to vote at an election of directors. Furthermore, any vacancy on our board of directors, however occurring, including a vacancy resulting from an increase in the size of our board, may only be filled by the affirmative vote of a majority of our directors then in office even if less than a quorum. The classification of directors, together with the limitations on removal of directors and treatment of vacancies, has the effect of making it more difficult for stockholders to change the composition of our board of directors.

No Written Consent of Stockholders

Our Certificate of Incorporation provides that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our Bylaws or removal of directors by our stockholders without holding a meeting of stockholders.

Meetings of Stockholders

Our Certificate of Incorporation and Bylaws provide that only a majority of the members of our board of directors then in office may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders. Our Bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

Advance Notice Requirements

Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our Bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Amendment to Charter and Bylaws

Any amendment of our Certificate of Incorporation must first be approved by a majority of our board of directors, and if required by law or our Certificate of Incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment and a majority of the outstanding shares of each class entitled to vote thereon as a class, except that the amendment of the provisions relating to stockholder action, board composition, limitation of liability and the amendment of our Bylaws and Certificate of Incorporation must be approved by not less than two-thirds of the outstanding shares entitled to vote on the amendment, and not less than two-thirds of the outstanding shares of each class entitled to vote thereon as a class. Our Bylaws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the Bylaws; and may also be amended by the affirmative vote of at least two-thirds of the outstanding shares entitled to vote on the amendment, or, if our board of directors recommends that the stockholders approve the amendment, by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.

Undesignated Preferred Stock

Our Certificate of Incorporation provides for 10,000,000 authorized shares of Xeris preferred stock. The existence of authorized but unissued shares of Xeris preferred stock may enable our board of directors to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in the best interests of our stockholders, our board of directors could cause shares of Xeris preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued shares of Xeris preferred stock. The issuance of shares of Xeris preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.

The Nasdaq Global Select Market Listing

Our common stock is listed on the Nasdaq under the ticker “XERS.”

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 250 Royall Street, Canton, Massachusetts 02021, and its telephone number is (800) 962-4284.

DESCRIPTION OF HOLDCO CAPITAL STOCK

The following description of the material terms of the common stock and preferred stock of HoldCo is not complete and is qualified in its entirety by reference to the HoldCo charter and the HoldCo bylaws, in each case that will be in effect as of the completion of the Transaction. This description is subject to the detailed provisions of, and is qualified by reference to, the HoldCo amended certificate of incorporation and the HoldCo bylaws, the forms of which are attached as Annexes G and H, respectively, to this joint proxy statement/prospectus and are incorporated herein by reference.

Authorized Capital Stock

The total number of shares of capital stock which HoldCo shall have authority to issue is 375,000,000 shares. This authorized capital stock consists of 350,000,000 shares of common stock and 25,000,000 million shares of preferred stock, each having a par value of $0.0001 per share.

Following completion of the Transaction, we expect that there will be approximately 125,329,065 million shares of HoldCo common stock outstanding based on the number of shares of Xeris common stock and Strongbridge ordinary shares outstanding as of July  27, 2021.

Common Stock

The shares of HoldCo common stock to be issued in the Transaction will be duly authorized, validly issued, fully paid and non-assessable. Each holder of a share of HoldCo common stock will be entitled to one vote for each share upon all questions presented to the stockholders, and the common stock will have the exclusive right to vote for the election of directors and for all other purposes (subject to the express terms of the preferred stock). The HoldCo stockholders will have no preemptive rights and no rights to convert their common stock into any other securities. There will also be no redemption or sinking fund provisions applicable to the HoldCo common stock.

HoldCo stockholders will be entitled to receive dividends as may be declared from time to time by the HoldCo board out of funds legally available therefor. HoldCo stockholders are entitled to share pro rata, upon any liquidation or dissolution of HoldCo, in all remaining assets available for distribution to stockholders after payment or providing for HoldCo’s liabilities and the liquidation preference of any outstanding HoldCo preferred stock. The rights, preferences and privileges of the HoldCo stockholders are subject to and may be adversely affected by the rights of holders of any series of HoldCo preferred stock that HoldCo may designate and issue at the completion of the Transaction and in the future.

Prior to the consummation of the Transaction, application will be made to list the HoldCo common stock on the Nasdaq under the ticker “XERS”.

Additional Classes or Series of Preferred Stock

The HoldCo charter will permit the HoldCo board, without further action by the stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series of preferred stock with such designations, powers, preferences, special rights, qualifications, limitations and restrictions as the HoldCo board may determine from time to time. Accordingly, without action by the stockholders, the HoldCo board may designate and authorize the issuance of additional classes or series of HoldCo preferred stock having voting rights, dividend rights, conversion rights, redemption provisions (including sinking fund provisions) and rights in liquidation, dissolution or winding up that are superior to those of HoldCo common stock.

Charter and Bylaw Provisions; Takeover Statutes

A number of provisions in the HoldCo charter, the HoldCo bylaws and the DGCL may make it more difficult to acquire control of HoldCo or remove its management.

For additional detail on these provisions, please see “Comparison of Stockholders’ Rights—Required Vote for a Sale of the Company” beginning on page 193.

Structure of Board

The HoldCo board will be elected annually. The HoldCo bylaws will provide that each director of HoldCo will hold office for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor is duly elected and qualified. The HoldCo board, in accordance with the Transaction Agreement and the HoldCo bylaws, will consist of eight (8) directors. Furthermore, subject to the rights of holders of any class or series of preferred stock to elect directors, any vacancies on the HoldCo board caused by death, removal or resignation of any director or any other cause, and any newly created directorships resulting from an increase in the authorized number of directors, will be permitted to be filled only by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by stockholders. This provision could prevent a stockholder from obtaining majority representation on the HoldCo board by allowing the HoldCo board to enlarge the HoldCo board and fill the new directorships with the HoldCo board’s own nominees.

The board of directors of HoldCo will have no more than eight (8) members, consisting of: (i) the members of the Xeris Board as of immediately prior to the Merger Effective Time, (ii) the Chief Executive Officer and member of the Strongbridge Board as of the date of the Transaction Agreement and (iii) Garheng Kong, M.D., PhD, MBA, member of the Strongbridge Board as of the date of the Transaction Agreement. In the event that, prior to the effective time, any designee of Strongbridge to the HoldCo board is unable to serve on the HoldCo board after the effective time, a replacement shall be mutually selected by Xeris and Strongbridge from the existing members of the Strongbridge Board.

Removal of Directors

In accordance with the DGCL and subject to the rights of the holders of any class or series of preferred stock, the entire HoldCo board or any individual director may be removed at any time, with or without cause, only by the affirmative vote of the holders of a majority of the voting power of all of the shares of capital stock of HoldCo then entitled to vote generally in the election of directors, voting as a single class.

Advance Notice of Proposals and Nominations

The HoldCo bylaws provide that stockholders must give timely written notice to bring business before an annual meeting of stockholders or to nominate candidates for election as directors at an annual meeting of stockholders. Generally, to be timely, a stockholder’s notice will be required to be delivered to the principal executive offices of HoldCo not later than the 90th day nor earlier than the 120th day prior to the one (1)-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. The HoldCo bylaws also specify the form and content of a stockholder’s notice.

For additional detail on these provisions, please see “Comparison of Stockholders’ Rights—Advance Notice Requirements for Nominations and Other Provisions” beginning on page 199. These provisions may prevent stockholders from bringing matters before an annual meeting of stockholders or from nominating candidates for election as directors at an annual meeting of stockholders.

Limits on Special Meetings

The HoldCo bylaws and charter provide that special meetings of stockholders may be called at any time by the board of directors, or by a majority of the members of the board of directors, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as provided in a resolution of the board of directors or in these bylaws, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

Amendment of the HoldCo Bylaws

The HoldCo board will be authorized to amend, alter, change, adopt and repeal the HoldCo bylaws by a majority vote. HoldCo stockholders also will have the power to amend, alter, change, adopt and repeal the HoldCo bylaws by the affirmative vote of the holders of not less than 66 2/3% of the shares then entitled to vote at an election of directors, voting as a single class.

Preferred Stock

Please see “—Additional Classes or Series of Preferred Stock” above. HoldCo’s ability to issue an indeterminate number of shares of the authorized shares of preferred stock with such rights, privileges and preferences as the HoldCo board may fix may have the effect of delaying or preventing a takeover or other change of control of HoldCo.

Takeover Statutes

Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s voting stock, within three (3) years after the person or entity becomes an interested stockholder, unless: (i) the board of directors of the target corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) or (iii) after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

HoldCo does not expect to opt out of the protections of Section 203 of the DGCL. As a result, the statute will apply to HoldCo.

Exclusive Forum

The HoldCo bylaws provide that unless HoldCo consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on behalf of HoldCo, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any HoldCo director, officer or other employee to HoldCo or HoldCo’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein (the “HoldCo Delaware Forum Provision”). The HoldCo Delaware Forum Provision will not apply to any causes of action arising under the Securities Act or the Securities Exchange Act of 1934. In addition, the HoldCo bylaws further provide that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “HoldCo Federal Forum Provision”).

Our bylaws also provide that any person or entity purchasing or otherwise acquiring any interest in shares of our Common Stock is deemed to have notice of and consented to the HoldCo Delaware Forum Provision and the HoldCo Federal Forum Provision.

We recognize that the HoldCo Delaware Forum Provision and the HoldCo Federal Forum Provision in our bylaws may impose additional litigation costs on stockholders in pursuing any such claims, particularly if the stockholders do not reside in or near the State of Delaware. Additionally, the HoldCo Delaware Forum Provision and/or the HoldCo Federal Forum Provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or employees, which may discourage such lawsuits against us and our directors, officers and employees even though an action, if successful, might benefit our stockholders. The Court of Chancery of the State of Delaware or the federal district courts of the United States, as applicable, may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments or results may be more favorable to us than to our stockholders.

COMPARISON OF STOCKHOLDERS’ RIGHTS

Xeris and HoldCo are each organized under the laws of the State of Delaware, and Strongbridge is organized under the laws of Ireland. If the Transaction is consummated, Xeris stockholders and Strongbridge shareholders will become stockholders of HoldCo. As HoldCo stockholders, after giving effect to the Transaction, your rights with respect thereto will be governed by Delaware law, including the DGCL, as well as HoldCo’s constituent documents. This section summarizes material differences between the rights of Xeris stockholders and Strongbridge shareholders before consummation of the Transaction, and HoldCo stockholders after consummation of the Transaction.

These differences in stockholder or shareholder rights result from the differences between the laws of Delaware and Ireland and the differences between respective constituent documents of Xeris, Strongbridge, and HoldCo. The following summary is not a complete statement of the rights of the stockholders or shareholders of any of the three companies or a complete description of the specific provisions referred to below. The identification of specific differences is not intended to indicate that other equally significant or more significant differences do not exist. You are urged to carefully read the organizational documents of Xeris, HoldCo and Strongbridge (in particular its articles of association, or “Articles”) and the relevant provisions of the DGCL and the Act for a more complete understanding of the rights of holders of Xeris and HoldCo common stock and Strongbridge ordinary shares.

The form of the HoldCo charter and the HoldCo bylaws substantially as they will be in effect from and after the completion of the Transaction are attached as Annexes G and H, respectively, to this joint proxy statement/prospectus and are incorporated herein by reference. Xeris and Strongbridge have filed with the SEC their respective constituent documents and will send copies of these documents to you, without charge, upon your request. For additional information, please see the section entitled “Where You Can Find More Information” beginning on page 205.

	Xeris	HoldCo	Strongbridge
Number of Authorized Shares
a) Common Stock / Ordinary Shares	150,000,000	350,000,000	600,000,000 ordinary shares and 40,000 deferred ordinary shares
b) Preferred Stock	10,000,000 (Undesignated Preferred)	25,000,000 (Undesignated Preferred)	100,000,000 preferred shares
Voting Power
a) Director Removal	Directors may be removed for i) cause and ii) affirmative vote of 2/3s of the outstanding shares of capital stock; subject to the rights of the holders of Preferred Stock to remove a Preferred Director	Directors may be removed for i) cause and ii) affirmative vote of 2/3s of the outstanding shares of capital stock; subject to the rights of the holders of Preferred Stock to remove a Preferred Director

Under the Act, a Director may be removed from office before the expiration of their term by shareholders at a meeting held on no less than 28 days’ notice and at which the director is entitled to be heard.

Under the Articles, Directors may be removed by ordinary resolution before the expiration of his period of office notwithstanding anything in any agreement between Strongbridge and the removed director (provided that the requisite notice of that proposed resolution has

	Xeris	HoldCo	Strongbridge

been given in accordance with the Act).

The office of a director will also be vacated if the director is restricted or disqualified to act as a director under the Act, resigns by notice in writing to Strongbridge, or offers to resign in writing and the directors resolve to accept such offer, or is requested to resign in writing by not less than 75% of the other directors.

b) Amend / Repeal Bylaws

1) Affirmative vote of a majority of the directors then in office, or

2) Affirmative vote of a majority of the outstanding shares entitled to vote on the amendment or repeal of the Bylaws.

Article I, Section 2 (Notice of Stockholder Business and Nominations) may only be repealed by not less than 2/3s of the outstanding shares of capital stock entitled to vote thereon.

Article I, Section 3 (Special Meetings) may only be repealed by not less than 2/3s of the outstanding shares of capital stock entitled to vote thereon.

1) Affirmative vote of a majority of the directors then in office, or

2) Affirmative vote of a majority of the outstanding shares entitled to vote on the amendment or repeal of the Bylaws.

Article I, Section 2 (Notice of Stockholder Business and Nominations) may only be repealed by not less than 2/3s of the outstanding shares of capital stock entitled to vote thereon.

Article I, Section 3 (Special Meetings) may only be repealed by not less than 2/3s of the outstanding shares of capital stock entitled to vote thereon.

Under Irish law, a resolution of shareholders approved by 75% of the votes cast at a general meeting is required to alter the articles of association. An Irish company is not permitted to opt out of this requirement.
c) Amend / Repeal Charter	Article V, Section I (Stockholder Action; Action without a Meeting), Article VI, Section III (Number of Directors and Term in Office), Article VII (Limitation of Liability) and Article X (Exclusive Jurisdiction of the Northern District of Illinois): i) 2/3s outstanding shares of capital stock entitled to vote, and ii) 2/3s of the outstanding shares of each class entitled to vote, voting as a class.	Article V, Section I (Stockholder Action; Action without a Meeting), Article VI, Section III (Number of Directors and Term in Office), Article VII (Limitation of Liability) and Article X (Exclusive Jurisdiction of the Northern District of Illinois): i) 2/3s outstanding shares of capital stock entitled to vote, and ii) 2/3s of the outstanding shares of each class entitled to vote, voting as a class.	Under Irish law, a resolution of shareholders approved by 75% of the votes cast at a general meeting is required to alter the memorandum of association. An Irish company is not permitted to opt out of this requirement.
	Charter: Majority of outstanding shares of capital stock, and affirmative vote of majority of outstanding shares of each class entitled to vote as a class.	Charter: Majority of outstanding shares of capital stock, and affirmative vote of majority of outstanding shares of each class entitled to vote as a class.

Xeris	HoldCo	Strongbridge
Liquidation, Dissolution, Redemption and Winding Up
a) Dissolution/Redemption
Upon the voluntary or involuntary liquidation, dissolution or winding up of Xeris, the net assets of Xeris shall be distributed pro rata to the holders of the Common Stock.	Upon the voluntary or involuntary liquidation, dissolution or winding up of HoldCo, the net assets of HoldCo shall be distributed pro rata to the holders of the Common Stock.	Upon the voluntary or involuntary dissolution or winding up of Strongbridge, subject to the priorities of any creditors, the assets will be distributed to its shareholders in proportion to the paid-up nominal value of the shares held. Strongbridge’s articles of association provide that its ordinary shareholders are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.
b) Required Vote for a Sale of the Company
Section 251 of the DGCL requires, with limited exceptions, a merger, consolidation or sale of substantially all of the assets of a company to be approved by the board and a majority of the issued and outstanding shares entitled to vote thereon.	Section 251 of the DGCL requires, with limited exceptions, a merger, consolidation or sale of substantially all of the assets of a company to be approved by the board and a majority of the issued and outstanding shares entitled to vote thereon.

Under Irish law, a scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of (i) 75% of the voting shareholders by value, and (ii) 50% in number of the voting shareholders, of class of shareholder, at a meeting (or meetings) called to approve the scheme.

Irish law does not generally require shareholder approval for a sale, lease or exchange of all or substantially all of a company’s property and assets. However, the Articles provide that the affirmative vote of the holders of a majority of Strongbridge’s outstanding voting shares on the relevant record date is required to approve a sale, lease or exchange of all or substantially all of Strongbridge’s property or assets.

Protective Provisions
a) Preemptive Rights
Xeris stockholders do not have preemptive rights. Thus, if additional shares of Xeris common stock are issued, the current holders of Xeris common stock will own a	HoldCo stockholders do not have preemptive rights. Thus, if additional shares of HoldCo common stock are issued, the current holders of HoldCo common stock will own a	Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash, it is required first to offer those shares on the same

Xeris	HoldCo	Strongbridge
proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.	proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.	or more favorable terms to existing shareholders of the company on a pro rata basis, commonly referred to as the statutory preemption right. However, Strongbridge has opted out of these preemption rights in its articles of association as permitted under Irish law for a period of five years ending on August 7, 2020. Irish law requires this opt-out to be renewed every five years by a special resolution of Strongbridge’s shareholders, which requires the approval of not less than 75% of the votes of its shareholders cast at a general meeting. This opt-out was renewed by special resolution at Strongbridge’s 2020 annual general meeting held on May 14, 2020 for a period of five years from that date. If the opt-out is not renewed, shares issued for cash after the expiry of the opt-out will have to be offered to pre-existing shareholders of Strongbridge pro rata to their existing shareholding before the shares can be issued to any other person and/or in any other proportions. The statutory preemption rights do not apply where shares are issued for non-cash consideration and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).
b) Dividends, Share Repurchases, and Redemptions

Dividends

Dividends may be declared and paid or set apart for payment upon Xeris’ Common Stock out of any assets or funds of Xeris legally available for the payment of dividends, but only when and as declared by Xeris’ Board of Directors or any authorized committee thereof.

Dividends

Dividends may be declared and paid or set apart for payment upon HoldCo common stock out of any assets or funds of HoldCo legally available for the payment of dividends, but only when and as declared by HoldCo’s Board of Directors or any authorized committee thereof.

Dividends

Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves generally means accumulated realized profits less accumulated realized losses and includes reserves created by way of capital reduction. No distribution or dividend may be made unless

Xeris	HoldCo	Strongbridge

Share Repurchases and Redemption

The DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation.

Share Repurchases and Redemption

The DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation.

Strongbridge’s net assets are equal to or greater than the aggregate of its called up share capital plus undistributable reserves and the distribution does not reduce Strongbridge’s net assets below such aggregate. Undistributable reserves include undenominated capital and the amount by which Strongbridge’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed its accumulated unrealized losses, so far as not previously written off in a reduction of capital approved by the Irish High Court without restriction, or a reorganization of capital.

Under the Articles, the board of directors may resolve to capitalize any amount credited to any reserve, including Strongbridge’s undenominated capital, or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.

Share Repurchases and Redemption

Under the Articles, any ordinary share that Strongbridge has agreed to acquire will be deemed to be a redeemable share. Accordingly, for Irish law purposes, the repurchase of ordinary shares by Strongbridge may technically be effected as a redemption of those shares as described below.

Under Irish law, subject to the conditions summarized below, a company may issue redeemable shares and may only redeem them out of distributable reserves or the proceeds of a new issue of

Xeris	HoldCo	Strongbridge

shares for that purpose. Strongbridge may only issue redeemable shares if the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of Strongbridge’s total issued share capital. All redeemable shares must also be fully paid.

Based on the provision of the Articles described above, shareholder approval is not required to redeem Strongbridge’s ordinary shares.

Strongbridge’s board of directors may also issue preferred shares, which may be redeemed at the option of either Strongbridge or the shareholder, depending on the terms of such preferred shares.

Stockholder/ Shareholder Rights Plan
Xeris does not currently have a stockholders’ rights plan in effect.	HoldCo does not currently have a stockholders’ rights plan in effect.	The Articles permit the board of directors to adopt a shareholder rights plan upon such terms and conditions as the board of directors deems expedient and in the best interests of Strongbridge, subject to applicable law. Strongbridge does not currently have a shareholders’ rights plan in effect.
Boardof Directors
a) Structure of Board of Directors; Term of Directors; Election of Directors
3 classes of directors, 3 year terms, elected exclusively by holders of Common Stock	3 classes of directors, 3 year terms, elected exclusively by holders of Common Stock	3 classes of directors; 3 year terms, elected exclusively by holders of ordinary shares.
b) Vacancies on the Board of Directors
Vacancies to be filled exclusively by the remaining directors then in office.	Vacancies to be filled exclusively by the remaining directors then in office.	Subject to the terms of any classes or series of preferred shares, vacancies will only be filled by the decision of a majority of the board of directors then in office.
c) Limitation on Director Liability
Directors not held personally liable for breach of fiduciary duties, except for liability a) for any breach of the Director’s duty of loyalty; b) acts not in good faith/intentional misconduct; c) Section 174 of	Directors not held personally liable for breach of fiduciary duties, except for liability a) for any breach of the Director’s duty of loyalty; b) acts not in good faith/intentional misconduct; c) Section 174 of	Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted

Xeris	HoldCo	Strongbridge
the DGCL; and d) improper personal benefit transactions.	the DGCL; and d) improper personal benefit transactions.

by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.

Under Irish law, shareholders may not agree to exempt a director or officer from any claim or right of action the shareholder may have, whether individually or in the right of a company, on account of any action taken or the failure to take any action in the performance of his or her duties to that company.

d) Indemnification

Directors and officers are indemnified and held harmless by Xeris to the fullest extent authorized by the DGCL.

Xeris may maintain insurance, at Xeris’ expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by Xeris or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not Xeris would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

Directors and officers are indemnified and held harmless by HoldCo to the fullest extent authorized by the DGCL.

HoldCo may maintain insurance, at HoldCo’s expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by HoldCo or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not HoldCo would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

Under Irish law, indemnification is permitted for the benefit of a company’s directors and executive officers. However, as to Strongbridge’s “officers” (within the meaning of Irish law, which includes Strongbridge’s directors and company secretary), this indemnity is limited by the Act, which prescribes that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of an officer where judgment is given in favor of the officer in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the officer acted honestly and reasonably and ought fairly to be excused. This restriction does not apply to executive officers who are not “officers” within the meaning of Irish law.

Under the Articles, current or former executives who are not “officers” within the meaning of Irish law are indemnified with expense advancement. Strongbridge’s directors may, on a case-by-case basis, decide at their discretion that it is in

Xeris	HoldCo	Strongbridge
Strongbridge’s best interests to indemnify an individual officer from any liability arising from his or her position as a director of Strongbridge. However, this discretion must be exercised bona fide in Strongbridge’s best interests as a whole. Any such indemnity will be limited in the manner described in the foregoing paragraphs. Under the Articles and the Act, Strongbridge may take out directors’ and officers’ liability insurance, as well as other types of insurance, for its directors, officers, employees and agents.
e) Quorum
Majority of the total number of directors constitutes a quorum.	Majority of the total number of directors constitutes a quorum.	Majority of the directors in office at the time when the meeting is convened.
Stockholders/ Shareholders
a) Action by Written Consent
Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.	Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.	The Articles provide that shareholder resolutions are to be adopted by way of poll at meetings and shareholders are not permitted to pass resolutions by unanimous written consent.
b) Quorum
A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders.	A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders.	Under the Articles, the holders of shares, present in person or by proxy (whether or not such holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of Strongbridge on the relevant record date will constitute a quorum.
c) Special Meetings
Special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative	Special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative	Strongbridge extraordinary general meetings may be convened (i) by Strongbridge’s board of directors, (ii) on requisition of shareholders holding not less

Xeris	HoldCo	Strongbridge
vote of a majority of the Directors then in office. Only matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.	vote of a majority of the Directors then in office. Only matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.	than 10% of Strongbridge’s paid up share capital carrying voting rights, (iii) on requisition of Strongbridge’s auditors, or (iv) in exceptional cases, by order of a court. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set out in the notice thereof.
d) Notice of Meetings
Notice of annual stockholder meeting must state time, date and place; must be given not less than 10 nor more than 60 days before the Annual Meeting. Notices for special meetings must state the purpose for which the meeting has been called.	Notice of annual stockholder meeting must state time, date and place; must be given not less than 10 nor more than 60 days before the Annual Meeting. Notices for special meetings must state the purpose for which the meeting has been called.

Notice of a general meeting must be given to all Strongbridge shareholders and to Strongbridge’s auditors.

Not less than 21 clear days’ notice, nor more than 60 clear days’ notice in writing must be given for an annual general meeting or an extraordinary general meeting to approve a special resolution and 14 clear days’ notice in writing must be given for any other extraordinary general meeting.

General meetings may be called by shorter notice, but only with the consent of Strongbridge’s auditors and all of Strongbridge’s shareholders entitled to attend and vote thereat.

e) Advance Notice Requirements for Nominations and Other Provisions

Notice for nomination and other business is timely if it is not later than 90 days before or 120 days after the date of the previous year’s stockholder meeting. Notice must set forth:

A) Name, age, business address, and residence address of the nominee; B) occupation of the nominee; C) class and number of shares of stock; D) descriptions of transactions to which the nominee has been party; and E) other things as set forth in the Xeris bylaws.

Notice for nomination and other business is timely if it is not later than 90 days before or 120 days after the date of the previous year’s stockholder meeting. Notice must set forth:

A) Name, age, business address, and residence address of the nominee; B) occupation of the nominee; C) class and number of shares of stock; D) descriptions of transactions to which the nominee has been party; and E) other things as set forth in the HoldCo bylaws.

Under the Articles, notice (i) for annual general meetings of shareholders, nominations to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Strongbridge’s notice of meeting, by Strongbridge’s board of directors or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in the articles of association, and (ii) for extraordinary general

Xeris	HoldCo	Strongbridge
meetings of shareholders, nominations to the board of directors and the proposal of business to be considered by shareholders may be made only pursuant to Strongbridge’s notice of meeting, by Strongbridge’s board of directors, by any shareholders pursuant to the valid exercise of the power granted under the Act or by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in the articles of association. For annual general meetings, notice must be delivered to Strongbridge’s secretary at least 120 days in advance of the first anniversary of the date that Strongbridge released the proxy statement for the preceding year’s annual general meeting, subject to certain exceptions. For extraordinary general meetings, notice must be delivered by the later of (i) 120 days in advance of the meeting or (ii) 10 days after the date of the first public announcement of the date of the meeting. For nominations to Strongbridge’s board of directors, the notice must include all information about the director nominee that is required to be disclosed by SEC rules regarding the solicitation of proxies for the election of directors and such other information as we may reasonably require to determine the eligibility of the proposed nominee. For other business that a shareholder proposes to bring before the meeting, the notice must include a brief description of the business, the reasons for proposing the business at the meeting and a discussion of any material interest of the shareholder in the business. Whether the notice relates to a nomination to the board of directors or to other business to be proposed at the meeting,

Xeris	HoldCo	Strongbridge
the notice also must include information about the shareholder and the shareholder’s holdings of Strongbridge’s shares.
Forumfor Adjudication of Disputes

Unless Xeris consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Xeris, (ii) any action asserting a claim of breach of or based on a fiduciary duty owed by any current or former director, officer or other employee of Xeris to Xeris or Xeris’ stockholders, (iii) any action asserting a claim against Xeris or any current or former director, officer, or other employee or stockholder of Xeris arising pursuant to any provision of the DGCL or Xeris’ organizational documents, or (iv) any action asserting a claim against Xeris governed by the internal affairs doctrine. Unless Xeris consents in writing to the selection of an alternative forum, the United States District Court for the Northern District of Illinois shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of Xeris shall be deemed to have notice of and consented to the provisions of Section 8 of Xeris’ bylaws.

Nothing in Xeris’ charter or bylaws would preclude stockholders from bringing claims under the Exchange Act in federal court to the extent the Exchange Act confers exclusive federal jurisdiction over such claims, subject to applicable law.

Unless HoldCo consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on behalf of HoldCo, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee of HoldCo to HoldCo or HoldCo’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or HoldCo’s organizational documents (including the interpretation, validity or enforceability thereof), or (iv) any action asserting a claim governed by the internal affairs doctrine. Unless HoldCo consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of HoldCo shall be deemed to have notice of and consented to the provisions of Section 8 of HoldCo’s bylaws.

Nothing in HoldCo’s charter or bylaws would preclude stockholders from bringing claims under the Exchange Act in federal court to the extent the Exchange Act confers exclusive federal jurisdiction over such claims, subject to applicable law.

Strongbridge’s organizational documents do not contain any provisions with respect to the required forum for adjudication of disputes.

LEGAL MATTERS

Goodwin Procter LLP, counsel for HoldCo, will provide an opinion regarding the validity of the shares of HoldCo common stock to be issued in the Transaction.

EXPERTS

Xeris

The consolidated financial statements of Xeris Pharmaceuticals, Inc. and subsidiaries as of December 31, 2020 and 2019, and for each of the years in the two-year period ended December 31, 2020, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

Strongbridge

The consolidated financial statements of Strongbridge as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, incorporated by reference in this joint proxy statement/prospectus, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its report thereon incorporated herein by reference, and elsewhere in the registration statement in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

FUTURE STOCKHOLDER PROPOSALS

HoldCo

Assuming consummation of the Transaction, HoldCo stockholders will be entitled to present proposals for consideration at forthcoming HoldCo stockholder meetings provided that they comply with the proxy rules promulgated by the SEC and HoldCo’s amended certificate of incorporation and bylaws. The deadline for submission of all HoldCo stockholder proposals to be considered for inclusion in HoldCo’s proxy statement for its next annual meeting will be disclosed in a subsequent filing with the SEC.

Xeris

Xeris’ annual meeting for the year 2021 was held virtually on June 8, 2021 at 8:00 a.m. (Central Daylight Time). The matters voted on at the meeting and additional information are set forth in the definitive proxy statement filed with the SEC on April 29, 2021. The matters voted upon included: (i) to elect two Class III directors to the Xeris’ Board to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; (ii) to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Xeris for the fiscal year ending December 31, 2021; and (iii) to transact any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Xeris will hold an annual meeting in the year 2022 only if the Transaction has not already been completed. If the annual meeting is held, any proposal that a Xeris stockholder intends to present at the Xeris 2022 annual meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor (except for stockholders proposals subject to Rule 14a-8(a)(3)(i) of the Exchange Act) more than 90 days prior to the meeting, provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the regular or special meeting was mailed or such public disclosure was made.

Xeris’ governing documents provide that stockholder nominations for director or proposals of other business may be made only in compliance with certain advance notice, informational and other applicable requirements as described under “Comparison of Stockholder’s Rights— Advance Notice Requirements for Nominations and Other Provisions” beginning on page 199. Such stockholder notices should be delivered to Xeris’ secretary 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601.

These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

Strongbridge

Strongbridge held its 2021 annual meeting on May 13, 2021 in Trevose, Pennsylvania at 11:00 a.m. Eastern Time (4:00 p.m. Dublin Time). At each Strongbridge annual meeting, Strongbridge shareholders are asked to elect directors to serve on the Strongbridge Board, to ratify the appointment of Strongbridge’s independent registered public accounting firm for the year (in 2021, Ernst & Young LLP) and to approve, by advisory vote, executive compensation. The Strongbridge Board or shareholders may submit other proposals to be included in the proxy statement. During the 2021 annual meeting and in addition to the three proposals stated above, the fourth proposal subject to a vote by the shareholders concerned the frequency of future non-binding say-on-pay votes.

Strongbridge will hold an annual meeting in the year 2022 only if the transaction has not already been completed. If the annual meeting is held, any proposal that a Strongbridge shareholder intends to present at the Strongbridge 2022 annual meeting of shareholders must be received by the Strongbridge secretary no later than December 10, 2021 in order to be included in the proxy statement and form of proxy relating to that meeting.

Strongbridge’s memorandum and articles of association provide that shareholder nominations for director or proposals of other business may be made only in compliance with certain advance notice, informational and other applicable requirements as described under “Comparison of Stockholders’ Rights—Advance Notice Requirements for Nominations and Other Provisions.” Such stockholder notices should be delivered to Strongbridge’s secretary at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053.

These advance notice, informational and other provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

OTHER MATTERS

As of the date of this joint proxy statement/prospectus, neither the Xeris Board nor the Strongbridge Board knows of any matters that will be presented for consideration at either the Xeris Special Meeting or the Strongbridge Special Meetings other than as described in this joint proxy statement/prospectus. If any other matters come before either of the meetings or any adjournments or postponements of the meetings and are voted upon, the enclosed proxies will confer discretionary authority on the individuals named as proxies to vote the shares or shares or common stock represented by the proxies as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders/stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders/stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

Xeris

If a registered stockholder has requested to receive proxy materials by mail and has consented to Xeris’ mailing of proxy materials and other stockholder information to only one account in that stockholder’s household, as identified by that stockholder, Xeris will deliver or mail a single copy of this joint proxy statement/prospectus and accompanying Xeris Special Meeting materials for all registered stockholders residing at the same address. If a stockholder receives a householded mailing this year, and would like to receive additional copies of this joint proxy statement/prospectus and accompanying Xeris Special Meeting materials, the stockholder may call or submit a written request to 180 N. LaSalle Street, Suite 1600, Chicago, Illinois 60601, Attention: Corporate Secretary, telephone: 1-844-445-5704.

Strongbridge

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Strongbridge’s proxy materials may have been sent to multiple shareholders in the same household. Strongbridge will promptly deliver a separate copy of any proxy materials to any shareholder upon request submitted in writing to Strongbridge at Strongbridge Biopharma plc, 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania 19053, Attention: Company Secretary. Any shareholder who wants to receive separate copies of the proxy materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact Strongbridge at the above address and phone number.

WHERE YOU CAN FIND MORE INFORMATION

Xeris and Strongbridge file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including Xeris and Strongbridge, which is filed electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult Xeris and Strongbridge’s joint transaction website for more information concerning the Transaction. Xeris and Strongbridge’s joint transaction website is www.xerisstrongbridge.com The information contained on the websites of the SEC and the joint transaction website of Xeris and Strongbridge (except for the filings described below) is not incorporated by reference into this joint proxy statement/prospectus.

HoldCo has filed with the SEC a registration statement on Form S-4 to register with the SEC the shares of HoldCo common stock to be issued to Xeris stockholders and Strongbridge shareholders in the Transaction. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of HoldCo in addition to being a proxy statement of Xeris and Strongbridge for their respective special meetings. As allowed by SEC rules, this document does not contain all the information you can find in the registration statement or the annexes to the registration statement.

In addition, the SEC allows Xeris and Strongbridge to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information included directly in this joint proxy statement/prospectus.

This joint proxy statement/prospectus also incorporates by reference the documents listed below that Xeris has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). They contain important information about Xeris, its financial condition and other matters.

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March 9, 2021.

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed on May 13, 2021.

•	Definitive Proxy Statement on Schedule 14A filed on April 29, 2021.

•	Current Reports on Form 8-K filed with the SEC on March 11, 2021, May 6, 2021, May 24, 2021, June 8, 2021 and July 19, 2021.

In addition, Xeris incorporates by reference any future filing it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K) after the date of the initial joint proxy statement/prospectus and prior to the date of the effectiveness of this joint proxy statement/prospectus and any other filings made with the SEC prior to the date of the Xeris Special Meeting. Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the SEC’s website at the address described above, or from Xeris by requesting them in writing or by telephone at the following address:

Xeris Pharmaceuticals, Inc.

180 N. LaSalle Street, Suite 1600

Chicago, IL 60601

Attention: Corporate Secretary

1-844-445-5704

These documents are available from Xeris without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.

This joint proxy statement/prospectus incorporates by reference the documents listed below that Strongbridge has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). They contain important information about Strongbridge, its financial condition and other matters:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March 3, 2021.

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed on May 12, 2021.

•	Definitive Proxy Statement on Schedule 14A filed on April 14, 2021.

•	Current Reports on Form 8-K filed with the SEC on March 26, 2021, May 12, 2021, May 13, 2021, May 14, 2021 and May 24, 2014.

In addition, Strongbridge incorporates by reference any future filing it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K) after the date of the initial joint proxy statement/prospectus and prior to the date of the effectiveness of this joint proxy statement/prospectus and any other filings made with the SEC prior to the date of the Strongbridge special meeting. Such documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the SEC’s website at the address described above, or from Strongbridge by requesting them in writing or by telephone at the following address:

Strongbridge Biopharma plc

900 Northbrook Drive, Suite 200

Trevose, PA 19053

Attention: Company Secretary

1-610-254-9200

OR

Arthur Cox LLP

Ten Earlsfort Terrace

Dublin 2 D02 T380, Ireland

Phone: +353 1 920 1000

dubline@arthurcox.com

These documents are available from Strongbridge without charge, excluding any exhibits to them unless the exhibit is specifically listed as an exhibit to the registration statement of which this joint proxy statement/prospectus forms a part.

If you are a Xeris stockholder or a Strongbridge shareholder and would like to request documents, please do so by 5:00 p.m. (Central Time in the U.S.) on September 3, 2021 in order to receive them before the Xeris Special Meeting and 5:00 p.m. (Eastern Time in the U.S.) on September 1, 2021 in order to receive them before the Strongbridge Special Meetings. If you request any documents from Xeris or Strongbridge, Xeris or Strongbridge will mail them to you by first class mail, or another equally prompt means, within one (1) Business Day after Xeris or Strongbridge receives your request.

This joint proxy statement/prospectus is a prospectus of HoldCo and is a joint proxy statement of Xeris and Strongbridge for the Xeris Special Meeting and the Strongbridge Special Meetings. You should rely only on the information contained or incorporated by reference in this joint proxy statement/prospectus. Neither Xeris nor

Strongbridge has authorized anyone to give any information or make any representation about the Transaction or Xeris or Strongbridge that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that Xeris or Strongbridge has incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus, and the information contained in any of the materials that Xeris or Strongbridge has incorporated by reference into this joint proxy statement/prospectus speaks only as of the date of such materials, unless the information specifically indicates that another date applies. Neither our mailing of this joint proxy statement/prospectus to Xeris stockholders or Strongbridge shareholders, nor the issuance by HoldCo of shares of common stock pursuant to the Transaction, will create any implication to the contrary.

For the purposes of the Irish Takeover Rules, the following information, relating to each of Xeris and Strongbridge, which has been incorporated by reference or is included herein can be found in the following documents, extracts of which are available to the public at https://xerisstrongbridge.com/sec-documents-incorporated-by-reference/. In accordance with Rule 24.15(c) of the Irish Takeover Rules, the Strongbridge shareholders may request a copy of the information incorporated by reference in hard copy form and if such request is made, Strongbridge will ensure that a copy is sent to such shareholder in hard copy within two Business Days of the request being received.

Information	Xeris Source	Strongbridge Source
Revenue and net profit or loss before taxation, the charge for tax, extraordinary items, minority interests, the amount absorbed by dividends, and earnings and dividends per share	In respect of the financial years ended December 31, 2020 and December 31, 2019 — Form 10-K filed on March 9, 2021, page 104	In respect of the financial years ended December 31, 2020 and December 31, 2019 — Form 10-K filed on March 3, 2021, page F-4

	In respect of the financial year ended December 31, 2018 — Form 10-K filed on March 12, 2020, page 91	In respect of the financial year ended December 31, 2018 — Form 10-K filed on February 28, 2020, page F-3

A statement of the assets and liabilities shown in the latest published audited accounts	Form 10-K filed on March 9, 2021, page 103	Form 10-K filed on March 3, 2021, page F-3

A cash flow statement as provided in the last published audited accounts	Form 10-K filed on March 9, 2021, page 106	Form 10-K filed on March 3, 2021, page F-6

Significant accounting policies together with any points from the notes to the accounts which are of major relevance to an appreciation of the figures	Form 10-K filed on March 9, 2021, pages 108-114	Form 10-K filed on March 3, 2021, page F-7 – F-26

Revenue and net profit or loss before

taxation, the charge for tax,

extraordinary items, minority

interests, the amount absorbed by

dividends, and earnings and

dividends per share in respect of any

interim statement or preliminary

announcement made since the last

published audited accounts

	Quarterly Report on Form 10-Q for the period ended March 31, 2021 filed on May 13, 2021, page 5	Quarterly Report on Form 10-Q for the period ended March 31, 2021, filed on May 12, 2021, page 2

XERIS/STRONGBRIDGE S-4—EXCERPTS

The information contained in Parts 2, 3 and 4 of this joint proxy statement/prospectus is not required to be included pursuant to the rules and regulations of the Securities and Exchange Commission but is included solely to comply with the requirements of the Irish Companies Act 2014 (the “Act”) and the Irish Takeover Rules in order  to provide the information required under such laws to Strongbridge shareholders.

PART 2—EXPLANATORY STATEMENT

(IN COMPLIANCE WITH SECTION 452 OF THE IRISH COMPANIES ACT 2014)

To Strongbridge Shareholders, and, for information only, to Strongbridge Equity Award Holders and Strongbridge Warrant Holders.

RECOMMENDED ACQUISITION OF STRONGBRIDGE FOR SHARES AND CVRs BY MEANS OF A SCHEME OF ARRANGEMENT UNDER CHAPTER 1 OF PART 9 OF THE IRISH COMPANIES ACT 2014

1.	INTRODUCTION

As previously announced, on May 24, 2021, Xeris, entered into the Transaction Agreement with Strongbridge, HoldCo, and MergerSub, pursuant to which HoldCo will acquire Strongbridge in a stock and CVR transaction that was valued at approximately $267 million at the time of the Rule 2.5 Announcement.

Capitalized terms used but not defined in this “Part 2—Explanatory Statement” have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement” and as defined in the section of this joint proxy statement/prospectus captioned “About this joint proxy statement/prospectus.”

Your attention is drawn to the section of this joint proxy statement/prospectus captioned “Recommendation of the Independent Strongbridge Directors and Strongbridge’s Reasons for the Transaction,” which sets forth the reasons why the Independent Strongbridge Directors (as defined in the joint proxy statement/prospectus), who have been advised by MTS Health Partners, Strongbridge’s financial advisor, consider the terms of the Acquisition to be fair to Strongbridge Shareholders and why the Independent Strongbridge Directors unanimously recommend that all Strongbridge Shareholders vote in favor of the Acquisition and the Scheme at both the Court Meeting and the EGM, as the Independent Strongbridge Directors intend to do in respect of their own beneficial holdings of Strongbridge ordinary shares, which represent, as of the Voting Record Time, less than 1 percent of the existing issued share capital of Strongbridge. In considering the recommendation of the Independent Strongbridge Directors, Strongbridge Shareholders should be aware that directors and executive officers of Strongbridge have interests in the proposed Transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Strongbridge’s Executive Officers and Directors.” In providing its advice to the Strongbridge Board, MTS Health Partners has taken into account the commercial assessments of the Strongbridge Board.

Jeffrey W. Sherman, M.D., has not participated in any commercial assessments, discussions, negotiations or approvals relating to the Acquisition and is not participating in the Independent Strongbridge Directors’ recommendation as Dr. Sherman may be considered as having a conflict of interest due to Dr. Sherman’s directorship of, and shareholding in, Xeris.

2.	THE ACQUISITION

The Acquisition will be effected by way of a Scheme of Arrangement between Strongbridge and the Scheme Shareholders pursuant to Chapter 1 of Part 9 of the Act. The Scheme is set out in full under “Part

3—The Scheme of Arrangement” beginning on page 225 of this joint proxy statement/prospectus. Under the terms of the Scheme (which will be subject to the conditions set out in the Conditions Appendix at Annex B to this joint proxy statement/prospectus), at completion of the Transaction, Strongbridge Shareholders will receive (i) a fixed exchange ratio of 0.7840 HoldCo Shares for each Strongbridge Share they own; and (ii) one (1) non-tradeable CVR for each Strongbridge ordinary share they own in consideration for (i) the cancellation of their Cancellation Shares; and/or (ii) the transfer to HoldCo or its nominee(s) of their Transfer Shares; and (iii) the issue by Strongbridge to HoldCo and/or its nominee(s), of the New Strongbridge Shares.

The CVRs will be issued by HoldCo in accordance with and subject to the terms of the CVR Agreement. Pursuant to the terms of the Acquisition, each CVR will represent the contractual right to receive up to an additional $1.00 payable in cash or additional HoldCo common stock or a combination of cash and additional HoldCo common stock, at HoldCo’s sole discretion, upon achievement of the following triggering events: (i) the listing of at least one issued patent for Keveyis in the U.S. Food & Drug Administration’s Approved Drug Products with Therapeutic Equivalence Evaluations (the Orange Book) by the end of 2023 or at least $40 million in Keveyis annual net sales in 2023 ($0.25 per Strongbridge ordinary share), (ii) achievement of at least $40 million in Recorlev annual net sales in 2023 ($0.25 per Strongbridge ordinary share), or (iii) achievement of at least $80 million in Recorlev annual net sales in 2024 ($0.50 per Strongbridge ordinary share). The minimum payment on the CVR is zero and the maximum payment is $1.00 in cash or additional HoldCo common stock or a combination of cash and additional HoldCo common stock at HoldCo’s sole discretion.

The Scheme involves an application by Strongbridge to the Irish High Court to sanction the Scheme. If the Scheme is implemented, at the Scheme Effective Time, all Cancellation Shares will be cancelled pursuant to Section 84 and 86 of the Act and all Transfer Shares will be transferred to HoldCo and/or its nominee(s) in accordance with the terms of the Scheme. The reserve arising from the cancellation of the Cancellation Shares will be capitalized and used to issue fully paid New Strongbridge Shares to HoldCo and/or its nominee(s) in place of the Cancellation Shares cancelled pursuant to the Scheme and HoldCo will issue the HoldCo Consideration Shares and the CVRs in respect of the Cancellation Shares to Scheme Shareholders in consideration for the Acquisition. As a result of the Scheme, Strongbridge will become a direct, wholly owned subsidiary of HoldCo. The Scheme and the Acquisition are subject to a number of conditions (summarised in paragraph 3 below and set out in full in the Conditions Appendix at Annex B to this joint proxy statement/prospectus).

The Scheme will require, among other things, approval by Strongbridge Shareholders as of the Voting Record Time at the Court Meeting, approval by Strongbridge Shareholders as of the Voting Record Time at the EGM and the sanction of the Irish High Court at the hearing of the Irish High Court to sanction the Scheme (the “Court Hearing”). The Court Meeting and the EGM and the nature of the approvals required to be given at such meetings are described in more detail in paragraph 4 (Consents and Meetings) of this Part 2 (Explanatory Statement). All Strongbridge Shareholders of record are entitled to be represented by counsel or a solicitor (at their own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme.

Provided the conditions are satisfied or, to the extent applicable, waived, the Scheme will become effective upon delivery to the Registrar of a copy of the Court Order of the Irish High Court sanctioning the Scheme together with the minute required by Section 86(1) of the Act confirming the capital reduction and registration of the Court Order and minute by the Registrar. Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the EGM. As of the date of this joint proxy statement/prospectus, it is expected that the Scheme will become effective and that the Acquisition will be completed early in the fourth calendar quarter of 2021.

3.	THE CONDITIONS

The Conditions to the Acquisition and the Scheme are set out in full in the Conditions Appendix at Annex B to this joint proxy statement/prospectus. In summary, the completion of the Acquisition and the Scheme is subject to the satisfaction (or waiver, to the extent permitted) of all of the following conditions on or before the sanction of the Scheme by the Irish High Court pursuant to Chapter 1 of Part 9 of the Act:

(i)

the approval of the Scheme by a majority in number of the members of each class of Strongbridge Shareholders (including as may be directed by the High Court pursuant to Chapter 1 of Part 9 of the Act) representing, at the Voting Record Time, at least 75% in value of the Strongbridge ordinary shares of that class held by such Strongbridge Shareholders present and voting either in person or by proxy at the Court Meeting (or any adjournment or postponement thereof);

(ii)

each of the EGM resolutions other than the specified compensatory arrangement resolution and adjournment resolution being duly passed by the requisite majority of Strongbridge Shareholders at the EGM (or at any adjournment of such meeting);

(iii)

the sanction by the Irish High Court (without material modification) of the Scheme pursuant to Sections 449 to 455 of the Act and the confirmation of the reduction of capital involved therein by the Irish High Court (the date on which the condition in this paragraph 3(iii) is satisfied (the “Sanction Date”);

(iv)

office copies of the Court Order and the minute required by Section 86(1) of the Act in respect of the reduction of capital (referred to in paragraph (iii) above) being delivered for registration to the Registrar, and registration of the Court Order and, if applicable, such minute by the Registrar;

(v)	approval by Xeris stockholders of the adoption of the Transaction Agreement and of the Merger at the Xeris Special Meeting;

(vi)	the Nasdaq having approved, and not withdrawn such approval, the listing of all of the HoldCo common stock to be issued in the Scheme, subject only to official notice of issuance;

(vii)

the applicable waiting periods under the HSR Act (as defined in this joint proxy statement/prospectus) in connection with the Acquisition and/or the Merger, if any, shall have expired or been terminated;

(viii)

to the extent that the Acquisition constitutes a concentration within the scope of the Council Regulations (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings (the “Merger Regulations”) or otherwise constitutes a concentration that is subject to the EC Merger Regulation, the European Commission having decided to allow closing of the Acquisition;

(ix)

to the extent that all or part of the Acquisition is referred by the European Commission to the Relevant Authority of one or more member countries of the European Economic Area, such Relevant Authority(ies) (in the case of a partial referral in conjunction with a final decision of the European Commission) having issued a final decision or decisions which satisfies (or together satisfy) paragraph (viii) above (that condition being interpreted mutandis mutatis);

(x)

all required Clearances of any Governmental Entity under the antitrust laws of each Specified Jurisdiction, if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition and/or the Merger;

(xi)

the Form S-4 shall have become effective under the Securities Act (as defined in this joint proxy statement/prospectus) and shall not be the subject of any stop order or proceedings initiated by the United States Securities and Exchange Commission seeking any stop order;

(xii)

no (i) Law (other than an order, writ, decree, judgment, injunction, restraint or prohibition described in the following section (ii)), (ii) order, writ, decree, judgment, injunction, restraint or prohibition by any court of competent jurisdiction, or (iii) order, writ, decree, judgment, injunction, restraint or prohibition under any Antitrust Law of a Specified Jurisdiction by any Relevant Authority which restrains, enjoins, makes illegal or otherwise prohibits consummation of the Acquisition or the Merger shall have been issued, made, enacted or entered and shall continue to be in effect; and

(xiii)	the Transaction Agreement shall not have been terminated in accordance with its terms.

In addition, each party’s obligation to effect the Acquisition is conditional upon:

•	the accuracy of the other party’s representations and warranties, subject to specified materiality standards;

•	the performance by the other party of its obligations under the Transaction Agreement in all material respects; and

•	the delivery by the other party of an officer’s certificate certifying such accuracy of its representations and warranties and such performance of its obligations.

The Acquisition is also conditioned on the Scheme becoming effective and unconditional by not later than nine months after the date of the Transaction Agreement (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Xeris and Strongbridge may, subject to receiving the consent of the Irish Takeover Panel and the High Court, in each case if required, agree). The Merger is conditioned only upon the consummation and implementation of the Scheme and Acquisition. See “The Transaction Agreement—Conditions to the Completion of the Acquisition and the Merger” beginning on page 153 of this joint proxy statement/prospectus for further information.

4.	CONSENTS AND MEETINGS

The Court Meeting is being held at the direction of the Irish High Court to seek the approval of the Scheme by Scheme Shareholders as of the Voting Record Time. The EGM is being convened to seek the approval of Strongbridge Shareholders as of the Voting Record Time with respect to certain resolutions that are necessary or desirable to effect and to implement the Scheme, as described below.

Whether or not a Scheme Shareholder votes in favor of the Scheme at the Court Meeting and/or a Strongbridge Shareholder votes in favor of the EGM resolutions at the EGM, if the Scheme becomes effective, all Cancellation Shares will be cancelled and the Transfer Shares will be transferred to HoldCo and/or its nominee(s) in accordance with the terms of the Scheme. At the Scheme Effective Time, HoldCo will (i) allot and issue 0.7840 shares of HoldCo common stock; and (ii) issue 1 non-tradeable CVR for each Strongbridge Share that they hold (save that any fractional entitlements to HoldCo shares of common stock will be aggregated and sold in the market by the Exchange Agent with the net proceeds of any such sale distributed in cash pro-rata to the Scheme Shareholders whose fractional entitlements were sold). Each CVR represents a contractual right to receive future conditional cash payments worth up to a maximum aggregate amount of $1.00 per Strongbridge Share, settleable in cash, additional shares of HoldCo common stock or a combination of cash and additional shares of HoldCo common stock, at HoldCo’s sole discretion, upon the achievement of certain Milestones (as defined in the CVR Agreement) relating to Strongbridge assets, Keveyis and Recorlev.

Before the Irish High Court’s approval for the Scheme can be sought, the Scheme will require approval by the Scheme Shareholders as of the Voting Record Time at the Court Meeting and the passing of the requisite resolutions at the EGM. The Court Meeting will start at 12:00 p.m. (local time) (5:00 p.m. Irish Time) and the EGM will start at 12:30 p.m. (local time) (5:30 p.m. Irish Time) (or, if later, as soon as possible after the conclusion or adjournment of the Court Meeting) on September 8, 2021.

Notices of the Court Meeting and the EGM are set out at the front of this joint proxy statement/prospectus. Entitlement to notice of and/or to vote at each meeting will be determined by reference to the Register of Members of Strongbridge at the Voting Record Time. See “—4.5 Voting Your Ordinary Shares” and “—4.6 Voting Ordinary Shares Held in Street Name” below.

As at July 15, 2021, no Strongbridge ordinary shares were held in treasury.

As at July 15, 2021, 67,828,952 Strongbridge ordinary shares were issued and outstanding and there were fourteen (14) registered members whose names were registered in the Register of Members of Strongbridge.

4.1	Court Meeting

The Court Meeting has been convened for 12:00 p.m. (local time) (5.00 p.m. Irish Time) on September 8, 2021 to enable Scheme Shareholders to consider and, if thought fit, approve the Scheme. At the Court Meeting, voting will be by poll and not by a show of hands, and each holder of Scheme Shares as at the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each Scheme Share held as of the Voting Record Time for the purposes of sub-paragraph (b) below. In order to conduct the business of the Court Meeting, a quorum must be present. The presence (in person or by proxy) of persons entitling them to exercise a majority of the voting power of Strongbridge, each being a holder of Strongbridge ordinary shares as of the Voting Record Time, a proxy for a holder of Strongbridge ordinary shares as of the Voting Record Time or a duly authorised representative of a corporate holder of Strongbridge ordinary shares as of the Voting Record Time, will constitute a quorum for the transaction of business at the Court Meeting. The approval required at the Court Meeting is that those voting to approve the Scheme must:

(a)	represent a simple majority (being more than 50 percent (50%)) in number of those Scheme Shareholders as of the Voting Record Time present and voting in person or by proxy; and

(b)	also represent 75% or more in value of the Scheme Shares held by those Scheme Shareholders as of the Voting Record Time present and voting (in person or by proxy).

It is important that, for the Court Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders as of the Voting Record Time when it is considering whether to sanction the Scheme. You are therefore strongly urged to complete and return your proxy card for the Court Meeting as soon as possible.

4.2	Extraordinary General Meeting

In addition to the Court Meeting, the EGM has been convened for 12:30 p.m. (local time) (5:30 p.m. Irish Time) on September 8, 2021 (or, if later, as soon as possible after the conclusion or adjournment of the Court Meeting). A quorum must be present in order to conduct any business at the EGM. The presence (in person or by proxy) of persons entitling them to exercise a majority of the voting power of Strongbridge, each being a holder of Strongbridge ordinary shares as of the Voting Record Time, a proxy for a holder of Strongbridge ordinary shares as of the Voting Record Time or a duly authorised representative of a corporate holder of Strongbridge ordinary shares as of the Voting Record Time, will constitute a quorum for the transaction of business at the EGM. The proposals to be voted upon by the Strongbridge Shareholders at the Voting Record Time at the EGM are set out in full under “The Special Meetings of Strongbridge’s Shareholders.” EGM resolutions #2 and #4, as described therein, are “special resolutions,” which means that they require the approval of the holders of at least 75% of the votes cast by the holders of Strongbridge ordinary shares as of the Voting Record Time present and voting, either in person or by proxy. The remaining EGM resolutions are “ordinary resolutions,” which means that they require the approval of the holders of at least a majority of the votes cast by the holders of Strongbridge ordinary shares as of the Voting Record Time present and voting, either in person or by proxy. The Merger and the Acquisition are conditioned on the approval of EGM resolutions #1 through #4, inclusive. The Merger and the Acquisition are not conditioned on the approval of EGM resolutions #5 and #6.

4.3	Court Hearing

Subject to the approval of the resolutions proposed at the meetings (with the exception of resolutions #5 and #6 to be proposed at the EGM) and the prior satisfaction of the conditions to the Transaction, the Court Hearing is expected to take place early in the fourth calendar quarter of 2021. Each Strongbridge Shareholder is entitled to be represented by counsel or a solicitor (at his or her own expense) at the Court Hearing to support or oppose the sanctioning of the Scheme. However, the Irish High Court has discretion to hear from interested parties.

4.4	Forms of Proxy and Voting by Strongbridge Shareholders

Scheme Shareholders as of the Voting Record Time have been sent a form of proxy card for the Court Meeting, and Strongbridge Shareholders have been sent a form of proxy card for the EGM. Scheme Shareholders and Strongbridge Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, to be received no later than 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021 in each case of the proxy card for the Court Meeting and the proxy card for the EGM. The proxy card for the Court Meeting may also be handed to the chairman of the Court Meeting on September 8, 2021 and will still be valid.

4.5	Voting Your Ordinary Shares

Scheme Shareholders or Strongbridge Shareholders, as applicable, may vote by proxy or in person at the Court Meeting and EGM. Strongbridge recommends that Scheme Shareholders and Strongbridge Shareholders submit their proxies even if they plan to attend either or both special meetings. If Scheme Shareholders or Strongbridge Shareholders vote by proxy, they may change their vote, among other ways, if they attend and vote at the special meetings.

If a Scheme Shareholder or Strongbridge Shareholder owns shares in his or her or its own name, such Scheme Shareholder or Strongbridge Shareholder is considered, with respect to those shares, the “shareholder of record.” If a shareholder’s shares are held in a stock brokerage account or by a bank or other nominee, such shareholder is considered the beneficial owner of shares held in “street name.”

Scheme Shareholder and Strongbridge Shareholder of record may use the enclosed proxy cards to tell the person named as proxy how to vote such shareholder’s shares.

If a Scheme Shareholder or Strongbridge Shareholder properly completes, signs and dates either or both proxy cards, such shareholder’s shares will be voted in accordance with his, her or its instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If such shareholder signs and returns his, her or its proxy card(s) appointing the chairman of the meeting as his, her or its proxy but does not mark the proxy card(s) to tell the proxy how to vote on a voting item, such shares will be voted with respect to such voting item in accordance with the recommendations of the Independent Strongbridge Directors.

Scheme Shareholders and Strongbridge Shareholders may also vote over the internet at or by telephone by following the instructions set forth on the relevant enclosed proxy card(s) anytime up to 12:30 p.m. (Eastern Time in the U.S.) (5:30 p.m. Irish Time) on September 6, 2021. Voting instructions are printed on the proxy cards or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings.

4.6	Voting Ordinary Shares Held in Street Name

If shares are held in an account through a bank, broker or other nominee, the holder must instruct the bank, broker or other nominee how to vote his, her or its shares by following the instructions that the bank, broker or other nominee provides to such holder along with this joint proxy statement/prospectus. The bank, broker or other nominee, as applicable, may have an earlier deadline by which Strongbridge Shareholders must provide instructions to it as to how to vote shares, so Scheme Shareholders and Strongbridge Shareholders should read carefully the materials provided to them by their banks, brokers or other nominees.

If a shareholder who holds shares through a bank, broker or other nominee does not provide a signed voting instruction form to his, her or its bank, broker or other nominee, such shareholder’s shares will not be voted on any proposal on which the banks, brokers or other nominees do not have discretionary authority to vote. This is referred to in this joint proxy statement/prospectus and in general as a “broker non-vote”. In these cases, the bank, broker or other nominee will not be able to vote a holder’s shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals

Accordingly, if a Strongbridge Shareholder who holds shares through a bank, broker or other nominee fails to provide a signed voting instruction form to his, her or its bank, broker or other nominee, his, her or its shares held through such bank, broker or other nominee will not be voted.

5.	STRUCTURE OF SCHEME

It is proposed that, pursuant to the provisions of the Scheme, all Cancellation Shares will be cancelled pursuant to Sections 84 and 86 of the Act and the Transfer Shares will be transferred to HoldCo in accordance with the terms of the Scheme.

The reserve arising from the cancellation of the Cancellation Shares will be capitalized and used to issue fully paid New Strongbridge Shares to HoldCo in place of the Cancellation Shares cancelled pursuant to the Scheme. Following the consummation of the Scheme, Strongbridge will be a direct subsidiary of HoldCo.

Strongbridge Shareholders whose shares are subject to the Scheme will receive the Scheme Consideration. Strongbridge ordinary shares issued after the Voting Record Time will not be subject to the Scheme. Accordingly, it is proposed that the articles of association of Strongbridge be amended so that Strongbridge ordinary shares issued after the Voting Record Time (other than to HoldCo and/or its nominee(s)) will be automatically transferred to HoldCo and/or its nominee(s) on the same terms as under the Scheme.

6.	OPINION OF FINANCIAL ADVISOR TO STRONGBRIDGE

Please see “The Transaction—Opinion of Strongbridge’s Financial Advisor,” beginning on page 98 of this joint proxy statement/prospectus.

7.	BOARD, MANAGEMENT AND EMPLOYEES

7.1	Generally

Upon the Scheme becoming effective, the Strongbridge directors, as Xeris shall determine, shall resign from the Strongbridge board of directors (the “Strongbridge Board”) and such persons as Xeris may nominate shall be appointed to the Strongbridge Board. Upon the Scheme becoming effective, the number of directors that comprise the full HoldCo board of directors (the “HoldCo Board”) shall be eight (8) and shall consist of (i) the members of the Xeris Board as of immediately prior to the Scheme Effective Time, (ii) John H. Johnson, the Chief Executive Officer of Strongbridge and member of the Strongbridge Board as of the date of the Transaction Agreement, and (iii) Garheng Kong, M.D., PhD, MBA, a member of the Strongbridge Board as of the date of the Transaction Agreement. In the event that, prior to the Scheme Effective Time, any designee of Strongbridge to the HoldCo Board is unable to serve on the HoldCo Board after the Scheme Effective Time, a replacement shall be mutually selected by Xeris and Strongbridge from the existing members of the Strongbridge Board.

Please see “The Transaction—Board of Directors and Management after the Transaction and Merger” beginning on page 114 of this joint proxy statement/prospectus.

7.2	Indemnification and Insurance

Strongbridge is party to indemnification agreements with each of its directors and executive officers that require Strongbridge to, among other things, indemnify the directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the terms of the Transaction Agreement, Strongbridge’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from HoldCo. Furthermore, the directors and executive officers of HoldCo, which will include some of Strongbridge’s current directors and executive officers, are expected to enter into indemnification agreements with HoldCo and/or one or more of its subsidiaries.

7.3	Employment and Benefits Matters

Except where more favourable treatment is required by applicable law, for a period of one year following the Scheme Effective Time, HoldCo shall provide, or shall cause to be provided, to each Strongbridge employee (i) base compensation and an annual target cash bonus opportunity that is no less favourable to such Strongbridge employee than the base compensation and annual target cash bonus opportunity provided to such Strongbridge employee immediately prior to the Scheme Effective Time, and (ii) other benefits that are substantially comparable, in the aggregate, to those provided to similarly situated Xeris employees; provided, however, that no retention, change-in-control or other special or non-recurring compensation or benefits provided prior to the Scheme Effective Time or any equity or other long-term incentives, defined benefit pension plans or post-employment welfare benefits shall be taken into account for purposes of this covenant. Further, HoldCo shall or shall cause its applicable subsidiary to, assume, honour and fulfil all Strongbridge benefit plans in accordance with their terms as in effect on the date of the Transaction Agreement or as subsequently amended as permitted pursuant to the terms of such Strongbridge benefit plans or as permitted pursuant to Clause 5.1(b)(iii) of the Transaction Agreement.

For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of HoldCo and Xeris providing benefits to any Strongbridge employees after the Scheme Effective Time (the “New Plans”), each Strongbridge employee shall be credited with his or her years of service with the Strongbridge Group (as defined in the Transaction Agreement) and its predecessors before the Scheme Effective Time, to the same extent as such Strongbridge employee was entitled, before the Scheme Effective Time, to credit for such service under any similar Strongbridge benefit plan in which such Strongbridge employee participated or was eligible to participate immediately prior to the Scheme Effective Time, provided that the foregoing shall not apply with respect to any benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits with respect to the same period of service. In addition, and without limiting the generality of the foregoing, (A) each Strongbridge employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Strongbridge benefit plan in which such Strongbridge employee participated immediately before the Scheme Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Strongbridge employee, HoldCo shall use its reasonable best efforts to cause (1) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (2) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

Xeris and Strongbridge shall cooperate in respect of consultation obligations and similar notice and bargaining obligations owed to any employees or consultants of Strongbridge or any subsidiary of Strongbridge in accordance with all applicable laws and works council or other bargaining agreements, if any.

Unless otherwise requested by Xeris in writing at least five Business Days prior to the Scheme Effective Time, the Strongbridge Board shall take (or cause to be taken) all actions to adopt such resolutions as may be necessary or appropriate to terminate, effective no later than the day prior to the date of completion of the Transaction, any Strongbridge benefit plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a “Strongbridge 401(k) Plan”). If Strongbridge is required to terminate any Strongbridge 401(k) Plan, then Strongbridge shall provide to Xeris prior to the date of completion of the Transaction written evidence of the adoption by the Strongbridge Board of resolutions authorising the termination of such Strongbridge 401(k) Plan (the form and substance of which shall be subject to the reasonable prior review and approval of Xeris). In the event the Strongbridge 401(k) Plan is terminated as provided herein, then as soon as reasonably practicable following the Scheme Effective Time, HoldCo shall designate a defined contribution pension plan of HoldCo (or an affiliate of HoldCo) with a qualified cash or deferred arrangement under Section 401(k) of the Code (a “New 401(k) Plan”) that will cover the Strongbridge employees on and after the Scheme Effective Time. HoldCo shall cause the New 401(k) Plan to accept the direct rollover of distributions from the Strongbridge 401(k) Plan (including the in-kind rollover of notes evidencing participant loans) with respect to any Strongbridge employee who elects such a rollover in accordance with the terms of the Strongbridge 401(k) Plan and the Code. HoldCo shall take commercially reasonable actions needed to permit each Strongbridge employee with an outstanding loan balance under the Strongbridge 401(k) Plan as of the Scheme Effective Time to continue to make scheduled loan payments to the Strongbridge 401(k) Plan after the Scheme Effective Time, pending the distribution and in-kind rollover of the notes evidencing such loans from the Strongbridge 401(k) Plan to the New 401(k) Plan so as to prevent, to the extent reasonably possible, a deemed distribution or loan offset with respect to such outstanding loans.

Nothing in the Transaction Agreement shall confer upon any Strongbridge employee any right to continue in the employ or service of HoldCo or Xeris or any affiliate of Xeris, or shall interfere with or restrict in any way the rights of HoldCo or Xeris or any affiliate of Xeris, which rights are hereby expressly reserved, to discharge or terminate the services of any Strongbridge employee at any time for any reason whatsoever, with or without cause. Nothing in the Transaction Agreement shall (x) be deemed or construed to be an amendment or other modification of any Strongbridge benefit plan or employee benefit plan of HoldCo or Xeris, or (y) create any third party rights in any current or former service provider or employee of HoldCo, Xeris, Strongbridge or any of their respective affiliates (or any beneficiaries or dependents thereof).

8.	STRONGBRIDGE EQUITY AWARD HOLDERS

This section describes the treatment of Strongbridge Options, Strongbridge Share Awards, Strongbridge Warrants and Strongbridge RSUs. As is required under the Irish Takeover Rules, appropriate proposals will be made to holders of Strongbridge Options, Strongbridge Share Awards, Strongbridge Warrants and Strongbridge RSUs in connection with the Scheme.

8.1	Treatment of Strongbridge Options

Pursuant to the terms of the Transaction Agreement, as of immediately prior to the Scheme Effective Time, by virtue of the occurrence of the Scheme Effective Time and without any action on the part of the holder thereof, each Strongbridge Option that is outstanding and unexercised immediately prior to the Scheme Effective Time shall be assumed by HoldCo and shall be converted into an option (a “Strongbridge Rollover Option”) to acquire (a) that number of whole HoldCo Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (A) the number of Strongbridge ordinary shares subject to such Strongbridge Option immediately prior to the Scheme Effective Time by (B) 0.7840 (the “Exchange Ratio”), (b) at an exercise price per HoldCo Share (rounded up to the nearest whole Cent) equal to the quotient obtained by dividing (A) the exercise price per Strongbridge Share of such Strongbridge Option by (B) the Exchange Ratio. Except as otherwise provided in the Transaction Agreement, each such Strongbridge Rollover Option assumed and converted pursuant to the Transaction Agreement shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding

Strongbridge Option immediately prior to the Scheme Effective Time (including, where applicable, accelerated vesting of such Strongbridge Options, whether pursuant to its terms or in accordance with Clause 4.1 of the Strongbridge Disclosure Schedule (as defined in this joint proxy statement/prospectus)) except for terms rendered inoperative by reason of the transactions contemplated by the Transaction Agreement or for such other immaterial administrative or ministerial changes as in the reasonable and good faith determination of Xeris are appropriate to effectuate the administration of the Strongbridge Rollover Options and are not adverse (other than in any de minimis respect) to any holders of Strongbridge Rollover Options.

Upon completion of the Transaction, HoldCo shall issue to each holder of a Strongbridge Rollover Option (as of immediately prior to the Scheme Effective Time) one (1) CVR with respect to each Strongbridge Share prior to the adjustment provided in this section 8.1 subject to the applicable Strongbridge Rollover Option, subject to and in accordance with the terms and conditions of the CVR Agreement; provided that each such CVR (and any proceeds payable with respect thereto) shall be subject to the same vesting and forfeiture conditions (if any) as are applicable to the corresponding Strongbridge Rollover Option as of the Completion Date, and the holder’s right to such CVR (and any applicable proceeds) shall vest upon satisfaction of such vesting conditions; and provided further, that in no event shall such holder be entitled to any Milestone Payment (as defined in the CVR Agreement) with respect to a CVR unless the corresponding Strongbridge Rollover Option has been exercised on or prior to the applicable Milestone Payment Date (as defined in the CVR Agreement).

8.2	Other Actions in Connection with Assumption of Strongbridge Options

Pursuant to the terms of the Transaction Agreement, in connection with the treatment of Strongbridge Options set forth in section 8.1, Strongbridge shall (i) cause each Strongbridge Option to be fully vested and exercisable immediately prior to the Scheme Effective Time, and (ii) amend each Strongbridge Option with a per-share exercise price prior to the adjustment provided in section 8.1 of $4.50 or less to provide that such Strongbridge Rollover Option shall remain exercisable for a period of time following the Scheme Effective Time in accordance with its terms, but in no event less than a period of time equal to the lesser of (A) the maximum remaining term of such Strongbridge Rollover Option, and (B) the fourth anniversary of the Scheme Effective Date, in each case regardless of whether the holder of such Strongbridge Rollover Option experiences a termination of employment or service on or following the Scheme Effective Time.

HoldCo shall take all corporate action necessary to reserve for issuance a sufficient number of shares of HoldCo common stock for delivery with respect to the settlement of Strongbridge Options contemplated by section 8.1. HoldCo shall include in the Form S-4 registration a number of HoldCo Shares sufficient to satisfy the settlement of Strongbridge Options contemplated by section 8.1. HoldCo shall take all corporate action necessary to reserve for issuance a sufficient number of shares of HoldCo common stock for delivery with respect to Strongbridge Rollover Options. HoldCo shall, no later than the tenth day following the Scheme Effective Date, file a registration statement on Form S- 8 (or any successor or other appropriate form) with respect to the HoldCo common stock subject to such Strongbridge Options pursuant to section 8.1.

8.3	Treatment of Strongbridge Share Awards

Pursuant to the terms of the Transaction Agreement, as of immediately prior to the Scheme Effective Time (or such earlier time as Strongbridge may determine to be administratively practicable), with respect to the portion of each Strongbridge Share that is outstanding, vested and unsettled immediately prior to the Scheme Effective Time (including any such Strongbridge Share Awards that will become vested as of the Scheme Effective Time), Strongbridge shall issue a number of Strongbridge ordinary shares subject to the vested portion of such Strongbridge Share Award (subject to applicable withholding) to the award holder immediately prior to the Scheme Effective Time, and each such Strongbridge Share will be treated at the Scheme Effective Time the same as, and have the same rights and be subject to the same conditions as, each Strongbridge ordinary shares subject to the Scheme as described in the Transaction Agreement. The actions contemplated by section 8.1 and 8.3 shall be taken in accordance with Section 409A and, if applicable, Section 422 of the Code.

8.4	Treatment of Strongbridge Warrants

In accordance with Section 3(d) of the Strongbridge Private Placement Warrants (as defined in the Transaction Agreement), upon the Scheme Effective Time, if any Strongbridge Private Placement Warrants are then outstanding and unexercised, HoldCo shall (i) assume the obligations under Section 3(d)(i) of such Strongbridge Private Placement Warrants whereby the applicable holders will have the right to subscribe to the number of shares of HoldCo common stock as determined in accordance with Section 3(d)(i) of the Strongbridge Private Placement Warrants, (ii) assume the other obligations under such Strongbridge Private Placement Warrants and (iii) provide the applicable holders of such Strongbridge Private Placement Warrants with such rights and interests in accordance with Section 3(d)(ii) of the Strongbridge Private Placement Warrants.

In accordance with Section 6(a) of each of the Strongbridge Assumed Warrants, upon the Scheme Effective Time, if any Strongbridge Assumed Warrants are then outstanding and unexercised, HoldCo shall (i) assume the obligations under Section 6(a) of such Strongbridge Assumed Warrants to deliver, upon exercise, to the applicable holders the Reference Property (as defined in the Strongbridge Assumed Warrants) and (ii) assume the other obligations under such Strongbridge Assumed Warrants.

8.5	Assumption of Strongbridge Share Plans

Pursuant to the terms of the Transaction Agreement, as of the Scheme Effective Time, HoldCo will assume the Strongbridge 2015 Plan (as defined in the Transaction Agreement) and will be able to grant stock awards, to the extent permissible by applicable law and the Nasdaq regulations, under the terms of the Strongbridge 2015 Plan covering the reserved but unissued Strongbridge ordinary shares, except that (i) all references to a number of Strongbridge ordinary shares will be changed to references to HoldCo common stock, (ii) the number of shares of HoldCo common stock reserved but unissued thereunder as of the Scheme Effective Time shall be adjusted to equal the number of Strongbridge ordinary shares reserved but unissued under the Strongbridge 2015 Plan as of the Scheme Effective Time, multiplied by the Exchange Ratio and (iii) all references to Strongbridge will be changed to references to HoldCo.

8.6	Treatment of Strongbridge Restricted Stock Units (“Strongbridge RSUs”)

Immediately prior to the Scheme Effective Time, each unvested Strongbridge RSU (as defined in the joint proxy statement/prospectus) will vest and, upon vesting, will entitle the holder thereof to one Strongbridge ordinary share and each such Strongbridge ordinary share will be treated at the Scheme Effective Time the same as, and have the same rights and be subject to the same conditions as, Strongbridge ordinary shares, as described in the Transaction Agreement.

9.	THE STRONGBRIDGE DIRECTORS & EXECUTIVE OFFICERS AND THE EFFECT OF THE SCHEME ON THEIR INTERESTS

In considering the recommendation of the Independent Strongbridge Directors, Strongbridge Shareholders should be aware that directors and executive officers of Strongbridge have interests in the proposed Transaction that are in addition to, or different from, any interests they might have as shareholders. These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.

9.1	Equity-Based Awards

Under the Transaction Agreement, equity awards held by Strongbridge’s directors and executive officers as of the Scheme Effective Time will be treated in the Scheme in the manner as equity award holders generally (as described in paragraph 8 above).

For an estimate of the amounts that would be payable to each of John H. Johnson and Fredric Cohen, MD (Strongbridge’s “named executive officers”) on settlement of their unvested Strongbridge Share Awards granted on or prior to July 22, 2021, and the value of the accelerated vesting upon a qualifying termination of employment of any unvested Strongbridge Options granted on or prior to July 22, 2021 if the Scheme Effective Time and the qualifying termination occurred on August 1, 2021, see “—9.6 Quantification of Payments and Benefits to Strongbridge’s Named Executive Officers” below. The estimated aggregate amount that would be payable to Strongbridge’s executive officers who are not named executive officers in settlement of their unvested Strongbridge Share Awards granted on or prior to July 22, 2021, and the value of the accelerated vesting upon a qualifying termination of employment of any unvested Strongbridge Options granted on or prior to July 22, 2021 if the Scheme Effective Time Scheme and the qualifying termination of employment occurred on August 1, 2021 is $1,424,677. Strongbridge estimates that the aggregate amount that would be payable to Strongbridge’s five non-employee directors for their unvested Strongbridge Share Awards if the Scheme Effective Time occurred on August 1, 2021 is $522,000. The amounts specified in this paragraph are determined using a price per Strongbridge Share of $2.61, the average closing price per share over the first five Business Days following the announcement of the Rule 2.5 Announcement.

9.2	Director Options

Under the terms of the Strongbridge Equity Incentive Plans (as defined in the joint proxy statement/prospectus) and related award agreements, Strongbridge Options held by directors who cease to provide services to Strongbridge as a result of a change in control of Strongbridge will become fully vested as of the date of the change in control.

Strongbridge estimates that the aggregate amount that would be payable to Strongbridge’s non-employee directors for their unvested Strongbridge Options if the Scheme Effective Time occurred on August 1, 2021 and each such director ceased to provide services to Strongbridge is $0. The amount specified in the previous sentence is determined using a price per Strongbridge Share of $2.61, the average closing price per share over the first five Business Days following the Rule 2.5 Announcement.

9.3	Retention Bonuses

The Independent Strongbridge Directors have approved the payment of a cash bonus to certain key employees in connection with the efforts of such employees in furtherance of the Transaction, and to assist in the retention of such key employees following the execution of the Transaction Agreement and before the consummation of the Transaction, both to maintain the value of its business and to allow Strongbridge to take the necessary steps to successfully consummate the Transaction, in each case as follows: (i) $100,000.00 to each of the Vice President, Controller, the Vice President, Business Development and Corporate Strategy, the Senior Vice President, Global Technical Operations, and the Chief Human Resources Officer; (ii) $300,000.00 to each of the Chief Medical Officer, the Chief Legal Officer and the Chief Commercial Officer; (iii) $400,000.00 to the President and Chief Financial Officer; and (v) $500,000.00 to the Chief Executive Officer, with such bonus payments to be made on or promptly following the completion of the Transaction, subject to the recipient’s continued employment through the Scheme Effective Time.

As required by and solely for the purposes of Rule 16.2 of the Irish Takeover Rules, MTS Securities, an affiliate of MTS Health Partners (Strongbridge’s financial advisor), as of the date of this document, confirmed to Strongbridge that it has reviewed the terms of the Retention Bonus Pool referred to in this joint proxy statement/prospectus together with other information deemed relevant and considers the arrangements in its opinion to be fair and reasonable so far as the Strongbridge Shareholders are concerned. In making this confirmation, MTS Securities has taken into account the commercial assessments of the Independent Strongbridge Directors. MTS Securities’ confirmation to Strongbridge addresses only matters required to be addressed by Rule 16.2.

9.4	Continuing Directors

The Transaction Agreement provides that upon the Scheme becoming effective, the number of directors that comprise the full HoldCo Board shall be eight (8) and shall consist of (i) the members of the Xeris Board as of immediately prior to the Scheme Effective Time, (ii) John H. Johnson, the Chief Executive Officer of Strongbridge and member of the Strongbridge Board as of the date of the Transaction Agreement, and (iii) Garheng Kong, M.D., PhD, MBA, member of the Strongbridge Board as of the date of the Transaction Agreement. In the event that, prior to the Scheme Effective Time, any designee of Strongbridge to the HoldCo board is unable to serve on the HoldCo board after the Scheme Effective Time, a replacement shall be mutually selected by Xeris and Strongbridge from the existing members of the Strongbridge Board.

9.5	Indemnification and Insurance

Strongbridge is party to indemnification agreements with each of its directors and executive officers that require Strongbridge, among other things, to indemnify the directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the terms of the Transaction Agreement, Strongbridge’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from HoldCo. Furthermore, the directors and executive officers of HoldCo, which are expected to include some of Strongbridge’s current directors and executive officers, are expected to enter into indemnification agreements with HoldCo and/or one or more of its subsidiaries.

9.6	Quantification of Payments and Benefits to Strongbridge’s Named Executive Officers

The following table sets forth the amount of payments and benefits that each of Strongbridge’s named executive officers would receive in connection with the Transaction, assuming that the Transaction was consummated and each such executive officer experienced a qualifying termination of employment on August 1, 2021, and the named executive officers are terminated without cause immediately following the closing. Strongbridge’s former Chief Financial Officer, Robert Lutz (who is a named executive officer in Strongbridge’s 2021 annual proxy statement), is not entitled to or eligible for any payments or benefits in connection with the Transaction. The amounts below are determined using a price per Strongbridge ordinary share of $2.61, the average closing price per share over the first five Business Days following the Rule 2.5 Announcement. As a result of the foregoing assumptions, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below:

Name	Cash $(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)(4)(5)	Total ($)
John H. Johnson	2,464,296	2,712,935	—	5,232,206
Fredric Cohen, MD	1,327,702	472,410	—	1,839,439

(1)

For Mr. Johnson, this includes a retention bonus of $500,000 payable at closing of the transaction on a “single trigger” basis and potential severance of $1,964,296, payable on a qualifying termination of employment following the closing of the transaction (i.e., on a “double trigger” basis). For Dr. Cohen, this includes a retention bonus of $300,000 payable at closing of the transaction on a “single trigger” basis and potential severance of $1,027,702, payable on a qualifying termination of employment following the closing of the transaction (i.e., on a “double trigger” basis).

(2)

This amount includes the value of Strongbridge Options and restricted stock units the vesting of which will be accelerated in connection with the transaction (based on a value per Strongbridge ordinary share of $2.61, which, as required by SEC rules, is the average closing market price of Strongbridge ordinary shares over the first five business days following the first public announcement of the transaction). The value of Strongbridge Options is based on the aggregate positive spread in the options vesting as a result of the transaction using such valuation and the value of the restricted stock units is based on the number of Strongbridge ordinary shares subject to such vesting units multiplied by $2.61. The table above does not reflect any value in respect of CVRs the named executives will receive in connection with Strongbridge Options or restricted stock units. All accelerated vesting will occur immediately prior to the closing of the transaction on a “single trigger” basis.

(3)	None of the named executive officers will be entitled to additional perquisites in connection with the transaction.

(4)	None of the named executive officers will be entitled to additional pension or non-qualified deferred compensation benefits in connection with the transaction.

(5)	None of the named executive officers is entitled to a tax reimbursement or gross-up in respect of the payments described in the table.

The tabular disclosure set forth above assumes that each of the listed named executive officers is terminated without cause immediately following completion of the transaction under circumstances that entitle such individual to severance payments and benefits.

10.	TAXATION

This is a summary of the principal Irish tax considerations for certain beneficial owners of Strongbridge ordinary shares who receive HoldCo common stock and CVRs under the Scheme based on Irish taxation laws and the practices of the Irish Revenue Commissioners currently in force in Ireland and may be subject to change. It deals with Strongbridge Shareholders who beneficially own their Strongbridge ordinary shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Strongbridge ordinary shares, such as dealers in securities, collective investment schemes, insurance companies, trusts etc. The summary does not constitute tax or legal advice and the comments below are of a general nature only. Holders of Strongbridge ordinary shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship or domicile. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

10.1	Taxation of chargeable gains

Non-Irish resident shareholders

Strongbridge Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their Strongbridge ordinary shares in connection with a trade carried on by such shareholders through an Irish branch or agency should not be liable for Irish tax on chargeable gains (“Irish CGT”) in relation to the Scheme. A shareholder who is an individual and who is temporarily non-resident of Ireland may, under anti-avoidance legislation, still be liable to Irish taxation on any chargeable gain realised (subject to the availability of exemptions or reliefs).

Irish resident shareholders

Strongbridge Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that hold their Strongbridge ordinary shares in connection with a trade carried on by such persons through an Irish branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT in relation to the Scheme.

Irish Holders may be subject to Irish CGT (in the case of individuals) or Irish corporation tax (in the case of Irish resident companies and non-Irish resident companies holding its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency) to the extent that the proceeds realised from the disposal of their Strongbridge ordinary shares exceed the base cost of their Strongbridge ordinary shares plus incidental selling expenses. Indexation allowance will not be available in respect of expenditure incurred on or after January 1, 2003 or in respect of periods of ownership after December 31, 2002. The current rate of tax applicable to such chargeable gains is 33%.

Proceeds of disposal

The amount of the proceeds which are deemed to be realised from the disposal will depend, in part, on the Irish capital gains taxation treatment of the CVRs, which is not certain.

The total theoretical amounts payable pursuant to the CVRs may be required to be taken into account, in accordance with section 563 of the Taxes Consolidation Act 1997 of Ireland (“TCA”), in computing the chargeable gain or allowable loss which arises on the disposal of Strongbridge ordinary shares by Irish Holders. This may require the maximum amount potentially payable in respect of the CVRs (US$1 per CVR) to be treated as consideration for the disposal of Strongbridge ordinary shares and be subject to Irish CGT (before any amounts are actually received or receivable in respect of the CVRs). If such amounts are properly taken into account pursuant to section 563 of the TCA and it is subsequently established that such amounts are irrecoverable, an Irish Holder may seek an adjustment, whether by means of discharge or repayment of tax or otherwise, from the Irish Revenue Commissioners.

Alternatively, it is possible that the CVRs could be treated as a separate asset, with the current value of the CVRs forming part of the taxable consideration for the disposal of the Strongbridge ordinary shares and a further liability to capital gains taxation arising on the receipt of any payments on the CVRs.

Irish Holders are urged to consult their own tax advisors concerning the appropriate tax treatment of the CVRs.

Irish Holders - individuals

An annual exemption allows individuals to realise chargeable gains of up to €1,270 in each tax year without giving rise to capital gains tax. This exemption may not be transferred between spouses. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains. Capital gains tax is payable on December 15 in any year for gains realised in the period January 1 to November 30 of that year and on January 31 of the following year for gains made in the period from December 1 to December 31.

Irish Holders – corporate shareholders

A Holder that is an Irish tax resident company, or a company which holds its Strongbridge ordinary shares in connection with a trade carried on by such company through an Irish branch or agency should be within the charge to Irish CGT on the disposal of their Strongbridge ordinary shares pursuant to the Scheme. The Irish CGT will be returned as corporation tax in the Irish resident corporate Holders corporation tax return and will be payable along with the corporation tax liability for the relevant period. In certain circumstances where an Irish resident corporate Holder holds at least 5% of the ordinary share capital in Strongbridge and is entitled to at least 5% of profits and assets, a participation exemption from Irish capital gains tax may be available and could result in any gain arising as a result of the disposal of such Holder’s Strongbridge ordinary shares, pursuant to the Scheme, being exempt. The participation exemption rules are complex and would need careful consideration.

10.2	Stamp duty

No Irish stamp duty should be payable by Strongbridge shareholders on the issue of the HoldCo common shares or the cancellation of the Strongbridge ordinary shares.

Any holder of Strongbridge common shares who has any doubt about his own taxation position or who is subject to taxation in any jurisdiction other than Ireland is strongly recommended to consult his or her independent professional adviser immediately.

11.	SETTLEMENT, LISTING AND DEALINGS

Following the consummation of the Acquisition, Strongbridge ordinary shares and shares of Xeris common stock will be delisted from the Nasdaq and deregistered under the Exchange Act. The last day of dealing in Strongbridge ordinary shares and shares of Xeris common stock on the Nasdaq will be the last Business Day before the Scheme Effective Date (or, in certain circumstances, the Scheme Effective Date). It is expected HoldCo ordinary shares will commence trading on the Nasdaq on the Scheme Effective Date (or, in certain circumstances, the Business Day after the Scheme Effective Date).

Xeris will appoint the Exchange Agent to effect the technical implementation of the settlement of the Scheme Consideration to Scheme Shareholders.

11.1	Consideration

On or immediately after the completion of the Transaction, HoldCo shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Strongbridge Shareholders, (A) evidence of shares in book entry form representing the aggregate HoldCo Consideration Shares and CVR Consideration, and (B) cash in an amount equal to the aggregate amount of cash in lieu of fractional entitlements due to the Strongbridge Shareholders.

As soon as reasonably practicable after the completion of the Transaction, and in any event within five Business Days after the completion of the Transaction, HoldCo shall cause the Exchange Agent to mail to each holder of record of a Strongbridge Share entitled to receive the Scheme Consideration pursuant to the Transaction Agreement a letter of transmittal and instructions for use in receiving payment of the Scheme Consideration. Each holder of record of such Strongbridge ordinary shares shall be entitled to receive, within 14 days of the completion of the Transaction: (a) the amount of any cash payable in lieu of any fractional entitlements that such holder has the right to receive pursuant to the Transaction Agreement, (b) that number of shares of HoldCo common stock into which such holder’s Strongbridge ordinary shares were converted pursuant to the Transaction Agreement, and (c) that amount of the CVR Consideration that such holder has the right to receive pursuant to the Transaction Agreement. No interest shall be paid or shall accrue for the benefit of holders of the Strongbridge ordinary shares on the Scheme Consideration payable in respect of the Strongbridge ordinary shares.

11.2	General

(a)

Fractional entitlements to HoldCo common stock will be aggregated and sold in the market by the Exchange Agent with the net proceeds of any such sale being distributed in cash pro-rata to the Scheme Shareholders whose fractional entitlements have been sold.

(b)	HoldCo will apply to the Nasdaq for the HoldCo Consideration Shares to be listed on the Nasdaq, such listing to become effective on issuance of the HoldCo common stock.

(c)	All payments will be made in U.S. dollars ($).

(d)

Xeris has confirmed that any payment to which a Strongbridge Shareholder is entitled to receive from HoldCo will be implemented in full without regard to any lien, right of set-off, counterclaim or other analogous right to which HoldCo or Xeris may be, or claim to be, entitled against any such Strongbridge Shareholder.

(e)	All documents and remittances sent to Scheme Shareholders (or in accordance with their directions) will be dispatched at their own risk.

(f)	It is intended that all cheques issued by the Exchange Agent will be drawn on a clearing bank in the United States.

12.	OVERSEAS SHAREHOLDERS

As regards overseas shareholders of Strongbridge (“Overseas Shareholders”), the Acquisition may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This explanatory statement has been prepared for the purposes of complying with the laws of Ireland and the United States and the Irish Takeover Rules and the rules of the Securities and Exchange Commission, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax advisor.

13.	ACTION TO BE TAKEN

Please refer to “The Special Meetings of Strongbridge’s Shareholders” beginning on page 52 of this joint proxy statement/prospectus for a summary of the actions to be taken.

14.	FURTHER INFORMATION

Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this document, all of which form part of this document.

(IN COMPLIANCE WITH SECTION 452 OF THE IRISH COMPANIES ACT 2014)

To Strongbridge Shareholders, and, for information only, to Strongbridge Equity Award Holders and Strongbridge Warrant Holders.

PART 3—THE SCHEME OF ARRANGEMENT

No. 2021/172 COS THE HIGH COURT

IN THE MATTER OF STRONGBRIDGE BIOPHARMA PLC

AND IN THE MATTER OF THE COMPANIES ACTS 2014 SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014) BETWEEN

STRONGBRIDGE BIOPHARMA PLC AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

(A) In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition” the proposed acquisition by HoldCo of Strongbridge by means of this Scheme (as described in the joint announcement dated May 24, 2021 made by Xeris and Strongbridge pursuant to Rule 2.5 of the Irish Takeover Rules);

“Act” the Irish Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Act and every statutory modification and re-enactment thereof for the time being in force;

“Business Day” any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Cancellation Record Time” 10.00 p.m. (Irish time) on the day before the Irish High Court hearing to sanction the Scheme;

“Cancellation Shares” any Strongbridge ordinary shares in issue before the Cancellation Record Time, but excluding, in any case, the Transfer Shares, the Designated Shares and the Treasury Shares;

“Cent” a cent of a U.S. dollar;

“Circular” the proxy statement dated July 29, 2021 on a Registration Statement on Form S-4 sent by Strongbridge to Strongbridge Shareholders (and for information only, to Strongbridge Equity Award Holders and Strongbridge Warrant Holders) of which this Scheme forms a part;

“Court Meeting” the meeting or meetings of the Scheme Shareholders (and any adjournment thereof) convened by order of the Irish High Court pursuant to Chapter 1 of Part 9 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Order” the order or orders of the Irish High Court sanctioning the Scheme under Section 453 of the Act and confirming the reduction of share capital, which forms part of it under Sections 84 to 86 of the Act;

“CVR” a contractual right, settleable in cash, additional HoldCo Shares or a combination of cash and additional HoldCo Shares, at HoldCo’s sole discretion upon achievement of certain milestones relating to Strongbridge assets, Keveyis and Recorlev, on the terms and subject to the conditions set forth in the CVR Agreement (collectively, the “CVRs”);

“CVR Agreement” the Contingent Value Rights Agreement to be entered into between HoldCo and the Rights Agent, in substantially the form set forth on Exhibit 8.1(e) of the Transaction Agreement;

“CVR Consideration” one (1) non-tradeable CVR per Strongbridge Share;

“Designated Shares” any Strongbridge ordinary shares which are held from time to time by HoldCo, Xeris or any other wholly owned subsidiary of Xeris;

“Exchange Agent” a bank or trust company appointed by Xeris (and reasonably acceptable to Strongbridge) to act as exchange agent for the payment of the Scheme Consideration;

“Extraordinary General Meeting” or “EGM” the extraordinary general meeting of the Strongbridge Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“Forms of Proxy” the Form of Proxy for the Court Meeting, and the Form of Proxy for the EGM, as the context may require;

“HoldCo” Xeris Biopharma Holdings, Inc. a Delaware corporation;

“HoldCo Consideration Shares” the HoldCo Shares proposed to be issued and credited as fully paid to Scheme Shareholders pursuant to the Scheme and forming part of the Scheme Consideration;

“HoldCo Shares” the ordinary shares of US$0.0001 each in the capital of HoldCo;

“Holder” in relation to any Strongbridge ordinary shares, the Member whose name is entered in the Register of Members as the holder of the share and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled by transmission;

“Irish High Court” the High Court of Ireland;

“Irish Takeover Rules” the Irish Takeover Panel Act 1997, Takeover Rules, 2013;

“Members” members of Strongbridge on its Register of Members at any relevant date (and each a “Member”);

“MergerSub” Wells MergerSub, Inc., a Delaware corporation and wholly owned subsidiary of HoldCo;

“New Strongbridge Shares” the ordinary shares of US$0.01 each in the capital of Strongbridge to be issued credited as fully paid up to HoldCo or its nominee(s) as part of the Scheme;

“Panel” the Irish Takeover Panel;

“Reduction of Capital” the reduction of the share capital of Strongbridge by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in Clause 1.1 of this Scheme;

“Register of Members” Strongbridge’s register of members kept and maintained pursuant to the Act;

“Registrar” the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction” any jurisdiction in relation to which HoldCo is advised or reasonably believes that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of HoldCo Consideration Shares, would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Strongbridge is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder” a Scheme Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Scheme Shareholder whom Strongbridge believes to be in, or resident in, a Restricted Jurisdiction;

“Rights Agent” the meaning given to that term in the CVR Agreement;

“Scheme” or “Scheme of Arrangement” the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and the Reduction of Capital, with or subject to any modifications, additions or conditions approved or imposed by the Irish High Court and agreed to by Xeris and Strongbridge;

“Scheme Consideration” the CVR Consideration and the HoldCo Consideration Shares;

“Scheme Effective Date” the date on which this Scheme becomes effective in accordance with clause 7;

“Scheme Effective Time” the time on the Scheme Effective Date at which this Scheme becomes effective in accordance with clause 7;

“Scheme Record Time” 10.00 p.m. (Irish time) on the day before the Scheme Effective Date;

“Scheme Shareholder” a Holder of Scheme Shares;

“Scheme Shares” the Cancellation Shares and the Transfer Shares;

“Strongbridge” Strongbridge Biopharma public limited company incorporated in Ireland with registered number 562659;

“Strongbridge Convertibles” the right of the Strongbridge Convertible Holder to convert $10,000,000 of the aggregate principal amount outstanding under the Strongbridge Loan Agreement into Strongbridge ordinary shares;

“Strongbridge Convertible Holder” Avenue Venture Opportunity Fund L.P.;

“Strongbridge Equity Award Holders” the holders of Strongbridge Options, Strongbridge Share Awards and/or Strongbridge RSUs;

“Strongbridge Loan Agreement”; the term loan agreement, dated May 19, 2020, by Strongbridge, along with Strongbridge U.S. Inc., Cortendo AB (publ) and Strongbridge Dublin Limited, Avenue Venture Opportunity Fund L.P., as administrative agent and collateral agent, and the lenders named therein, as amended.

“Strongbridge Option” an option to purchase Strongbridge ordinary shares;

“Strongbridge Share Award” an award denominated in Strongbridge ordinary shares, other than Strongbridge Options;

“Strongbridge Shareholders” or “Shareholders” Holders of Strongbridge ordinary shares;

“Strongbridge Warrant Holders” the holders of Strongbridge Warrants;

“Strongbridge Warrants” the following warrants issued by Strongbridge: (i) the warrants issued on December 22, 2016, in connection with a private placement of Strongbridge ordinary shares, under which 5,030,000 Strongbridge ordinary shares were issuable; (ii) the warrants issued on December 28, 2016, in connection with Horizon and Oxford loan agreement, under which 160,714 Strongbridge ordinary shares were issuable; (iii) the warrants issued on January 16, 2018, to CR Group lenders, under which 1,248,250 Strongbridge ordinary shares were issuable; (iv) the warrants issued on July 14, 2017, to CR Group lenders, under which 394,289 Strongbridge ordinary shares were issuable; (v) the warrant issued on May 19, 2020, to Avenue Venture Opportunities Fund, L.P., under which 267,390 Strongbridge ordinary shares were issuable; and (vi) the warrant issued on December 30, 2020, to Avenue Venture Opportunities Fund, L.P., under which 267,390 Strongbridge ordinary shares were issuable, in each case as of May 21, 2021;

“Transaction Agreement”, the Transaction Agreement, dated as of May 24, 2021, by and among Xeris, Strongbridge, HoldCo and MergerSub;

“Transfer Shares” Strongbridge ordinary shares issued at or after the Cancellation Record Time and/or at or before the Scheme Record Time excluding, for the avoidance of doubt, the Designated Shares and Treasury Shares;

“Treasury Shares” any shares held in Strongbridge by Strongbridge and/or any of its subsidiaries;

“US” or “United States” the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“US$” “$” or “USD” United States dollars, the lawful currency of the United States of America;

“Voting Record Time” 5:00 p.m. (Eastern Time in the U.S.) on July 27, 2021;

“Xeris” Xeris Pharmaceuticals, Inc., a Delaware corporation;

and references to Clauses are to Clauses of this Scheme.

(B) The authorised share capital of Strongbridge at the date of this Scheme is €40,000 and US$7,000,000 divided into 40,000 deferred ordinary shares of €1.00 each, 600,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each. As of July 22, 2021, 67,828,952 Strongbridge ordinary shares in the share capital of Strongbridge (excluding Treasury Shares) have been issued and are credited as fully paid and the remainder are unissued.

(C) As at the close of business on the date of the Cancellation Record Time, HoldCo owned one Strongbridge Share as a Designated Share.

(D) Xeris and HoldCo have agreed pursuant to the Transaction Agreement to appear by counsel on the hearing of the petition to sanction this Scheme and to submit thereto. Xeris and HoldCo undertake to the Irish High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it or them for the purpose of giving effect to this Scheme (including the issuance of the Scheme Consideration).

THE SCHEME

1.	CANCELLATION OF THE CANCELLATION SHARES

1.1

Pursuant to sections 84 and 86 of the Act and Article 31 of the articles of association of Strongbridge, the issued share capital of Strongbridge shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorised share capital of Strongbridge.

1.2	Forthwith and contingently upon the Reduction of Capital taking effect:

(a)

the issued share capital of Strongbridge shall be increased to its former amount by the allotment and issue to HoldCo or its nominee(s) of such number of New Strongbridge Shares as shall be equal to the number of Cancellation Shares, with each such New Strongbridge Share having the same rights as the Cancellation Shares so cancelled; and

(b)

the reserve arising in the books of account of Strongbridge as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New Strongbridge Shares allotted pursuant to Clause 1.2(a), which shall be allotted and issued credited as fully paid to HoldCo or its nominee(s).

1.3

New Strongbridge Shares allotted and issued to HoldCo or its nominee(s) pursuant to Clause 1.2 shall be credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third-party rights of any nature whatsoever.

2.	CONSIDERATION FOR THE CANCELLATION SHARES, THE TRANSFER SHARES AND THE ALLOTMENT OF THE NEW STRONGBRIDGE SHARES

2.1

In consideration for the cancellation of the Cancellation Shares pursuant to Clause 1.1, the transfer of the Transfer Shares pursuant to Clause 4 and the allotment and issue of the New Strongbridge Shares pursuant to Clause 1.2, HoldCo shall, in accordance with Clause 5:

(a)

allot and issue credited as fully paid, in accordance with the provisions of Clause 5 below, to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time) for each Scheme Share held by that shareholder — 0.7840 of a HoldCo Consideration Share; and

(b)	grant the CVR Consideration to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time).

2.2

No fractional entitlements shall be issued by HoldCo and all fractional entitlements in respect of HoldCo Consideration Shares shall be aggregated and sold in the market by the Exchange Agent as soon as is practicable after the Scheme Effective Date with the net proceeds of any such sale (rounded down to the nearest Cent) distributed pro-rata to the Scheme Shareholders whose fractional entitlements were sold in accordance with Clause 5. For the purposes of determining a fractional entitlement, each portion of a Scheme Shareholder’s holding which is recorded in the Register of Members by reference to a separate designation at the Scheme Record Time, whether in certified or in uncertified form, shall be treated as a separate holding.

2.3

None of Xeris, HoldCo, Strongbridge or their respective agents shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

2.4

Any dividends or other distributions payable before the Scheme Effective Date in respect of any Cancellation Shares or any Transfer Shares shall accrue to the benefit of the relevant Scheme Shareholders by reference to the record date for such dividend or distribution.

3.	HOLDCO CONSIDERATION SHARES

The HoldCo Consideration Shares shall:

3.1	be allotted and issued to each Holder credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever; and

3.2

rank equally in all respects with the existing or to be issued HoldCo Shares and shall be entitled to receive any dividends or other distributions declared or paid by HoldCo in respect of HoldCo Shares with a record date on or after the date of their issue.

4.	ACQUISITION OF TRANSFER SHARES

Contingently upon and immediately following the cancellation of the Cancellation Shares becoming effective in accordance with the terms of this Scheme, the allotment of the New Strongbridge Shares referred to in Clause 1.2(a) of this Scheme and the registration of such New Strongbridge Shares in the name of HoldCo or its nominee(s), HoldCo or its nominee(s) shall automatically, and without any further action required, acquire the Transfer Shares (including the legal and beneficial interest therein) of each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Transfer Shares fully paid, free from all liens, equities, charges, encumbrances and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon, on the Scheme Effective Date.

5.	SETTLEMENT OF SCHEME CONSIDERATION AND THE SALE OF CERTAIN HOLDCO CONSIDERATION SHARES

5.1

Xeris will appoint the Exchange Agent to effect the technical implementation of the settlement of the HoldCo Consideration Shares. For this purpose on or immediately after the Scheme Effective Date, HoldCo shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Scheme Shareholders (A) evidence of shares in book entry form representing the aggregate Scheme Consideration, and (B) cash in an amount equal to the aggregate amount of cash in lieu of fractional entitlements due to the Strongbridge Shareholders in accordance with Clause 2.2.

5.2	Not later than 14 days after the Scheme Effective Date:

(a)

HoldCo shall allot and issue the HoldCo Consideration Shares which it is required to allot and issue to the persons entitled thereto in accordance with Clause 2.1, unless otherwise properly directed by the person entitled thereto; and

(b)	the CVR Consideration will be recorded in the initial register of CVRs by the Rights Agent.

5.3

To effect any sale of HoldCo Consideration Shares in accordance with Clauses 2.2 or 6.1(a) or 6.1(b), HoldCo may appoint any person to act, and who shall be authorised, as attorney or agent for the Scheme Shareholder, without the need for any further action being required to give effect thereto, to:

(a)	execute and deliver as transferor a form of transfer or other instrument or instruction of transfer in favour of HoldCo and/or its nominee(s);

(b)	give a good receipt in respect of consideration received in respect of any such transfer; and

(c)	give such instructions and to do all other things which he or she may consider necessary or expedient in connection with such sale or transfer,

on behalf of the Scheme Shareholder and every form, instrument, or instruction executed or delivered or other such thing done so shall be as effective as if it has been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction, or thing relates.

5.4

Any sale of HoldCo Consideration Shares effected in accordance with Clauses 2.2 or 6.1(a) or 6.1(b) shall be at the market price and HoldCo shall, within 14 days of the Scheme Effective Date, procure the dispatch to each person entitled thereto a cheque in respect of the net proceeds of such sale (after the deduction of all expenses and commissions) rounded down to the nearest Cent.

5.5	All payments due in respect of CVRs shall be made strictly in accordance with the terms and conditions of the CVR Agreement.

5.6

All deliveries of cheques required to be made pursuant to this Scheme shall be effected by sending the same through the post / mail in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the Register of Members at the Scheme Record Time (or, in the case of

Joint Holders, at the registered address, as appearing in the said Register of Members, of that one of the Joint Holders whose name then stands first in the said Register of Members in respect of such joint holding) or in accordance with any special instructions regarding communications, or as otherwise properly directed by the persons entitled thereto, and in the absence of bad faith or willful default none of Strongbridge, Xeris, HoldCo or any of their respective agents shall be responsible for any loss or delay in the transmission of any cheques sent in accordance with this Clause 5, which shall be sent at the risk of the persons entitled thereto.

5.7

Subject to Clause 5.8, all cheques shall be made payable to the Holder or, in the case of Joint Holders, to the first named Holder of the Scheme Shares concerned, or as otherwise properly directed by the persons entitled thereto, and the encashment of any such cheque shall be a complete discharge to Strongbridge, Xeris and HoldCo for the moneys represented thereby.

5.8

Each mandate in force on the Scheme Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Strongbridge by Holders shall, unless notice of revocation of such instructions is received by the Exchange Agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to HoldCo to pay and dispatch the Scheme Consideration payable under Clause 2 in accordance with such mandate.

6.	OVERSEAS SHAREHOLDERS

6.1

The provisions of Clauses 2, 3, 4 and 5 shall be subject to any prohibition or condition imposed by law. Without prejudice to the foregoing, if any Scheme Shareholder is a Restricted Overseas Shareholder, HoldCo may, in its sole discretion, either:

(a)

determine that the HoldCo Consideration Shares shall not be allotted and/or issued to such Scheme Shareholder but shall instead be allotted and issued to a nominee appointed by HoldCo to act on behalf of and for the benefit of such Scheme Shareholder on terms that the nominee shall, as soon as practicable following the Scheme Effective Date, sell the HoldCo Consideration Shares so allotted and issued and be sold in the open market in accordance with Clauses 5.3 and 5.4; or

(b)

determine that the HoldCo Consideration Shares shall be sold, in which event the HoldCo Consideration Shares shall be issued to such Scheme Shareholder and HoldCo shall appoint a person to act (and such person shall be authorised) on behalf of and for the benefit of such Scheme Shareholder to procure that any shares in respect of which HoldCo has made such a determination shall as soon as practicable following the Scheme Effective Date be sold in the open market in accordance with Clauses 5.3 and 5.4.

6.2

Notwithstanding the provisions of Clause 6.1, Strongbridge retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Strongbridge (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Strongbridge is unable to comply with or regards as unduly onerous to comply with.

7.	THE SCHEME EFFECTIVE DATE

7.1

This Scheme shall become effective as soon as an office copy of the Court Order and a copy of the minute required by Section 86 of the Act have been duly delivered by Strongbridge to the Registrar for registration and registered by the Registrar, all of which deliveries shall be subject to Clause 7.3.

7.2

The Acquisition will be conditional upon the Scheme becoming effective and unconditional by not later than February 24, 2022 or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Xeris and Strongbridge may, with (if required) the consent of the Irish Takeover Panel, agree and (if required) the High Court may allow.

7.3	Strongbridge, Xeris and HoldCo have agreed that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

8.	MODIFICATION

Strongbridge, Xeris and HoldCo may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose.

9.	COSTS

Strongbridge is authorised and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

10.	GOVERNING LAW

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and Strongbridge and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Dated: July 29, 2021

PART 4—ADDITIONAL INFORMATION

(as required by the Irish Takeover Rules)

1.	RESPONSIBILITY

1.1

The Xeris directors and the HoldCo director accept responsibility for the information contained in this joint proxy statement/prospectus except for: (i) information relating to Strongbridge, the Strongbridge Group, and the Strongbridge directors, and members of their immediate families, related trusts and persons connected with them, (ii) the statements made by Strongbridge in respect of Xeris and HoldCo and the recommendation and related opinions of the Independent Strongbridge Directors. The Independent Xeris Directors accept responsibility for the recommendation and the related opinions of the Independent Xeris Directors contained in this joint proxy statement/prospectus. To the best of the knowledge and belief of the Xeris directors, the HoldCo director and the Independent Xeris Directors (who, in each case, have taken all reasonable care to ensure such is the case), the information contained in this joint proxy statement/prospectus for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

1.2

The Strongbridge directors accept responsibility for the information contained in this joint proxy statement/prospectus relating to Strongbridge, the Strongbridge Group and the Strongbridge directors and members of their immediate families, related trusts and persons connected with them, except for the statements made by Xeris in respect of Strongbridge and the recommendation and related opinions of the Independent Strongbridge Directors contained in this joint proxy statement/prospectus. The Independent Strongbridge Directors accept responsibility for the recommendation and the related opinions of the Independent Strongbridge Directors contained in this joint proxy statement/prospectus. To the best of the knowledge and belief of the Strongbridge directors and the Independent Strongbridge Directors (who, in each case, have taken all reasonable care to ensure such is the case), the information contained in this joint proxy statement/prospectus for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	DIRECTORS AND REGISTERED OFFICE

2.1	The Xeris directors, as at the date of this joint proxy statement/prospectus, are:

Paul R. Edick

Marla S. Perky

BJ Bormann, Ph.D.

John Schmid

Dawn Halkuff

Jeffrey W Sherman, M.D., FACP.

Xeris’ principal executive offices are located at 180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601, USA.

2.2	The sole HoldCo director, as at the date of this joint proxy statement/prospectus, is:

Paul R. Edick

HoldCo’s principal executive offices are located at 180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601, USA.

2.3	The Strongbridge directors, as at the date of this joint proxy statement/prospectus, are:

John H. Johnson

Garheng Kong, M.D., PhD, MBA

David N. Gill

Jeffrey W. Sherman, M.D., FACP

Mårten Steen, M.D., Ph.D.

Hilde H. Steineger, Ph.D.

Strongbridge’s registered office is at Suite 206, Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, D02 T292 Ireland.

3.	CERTAIN FINANCIAL EFFECTS OF THE SCHEME

The following table shows certain financial effects for a holder of 100 Strongbridge ordinary shares if the Scheme becomes effective, in particular the effect on such shareholder’s capital and income position as a Strongbridge shareholder. This table disregards tax effects arising as a result of the Scheme becoming effective. In particular, it disregards the tax consequences of holding Strongbridge ordinary shares and HoldCo common stock, as well as the tax consequences of the cancellation of Strongbridge ordinary shares if the Scheme becomes effective. This table is for illustrative purposes only and is made on the bases and assumptions set out in the notes below, assuming that the Scheme becomes effective.

A.	Capital Value

	Notes	$
Market value of 100 Strongbridge ordinary shares	1	241
Market value of 78 shares of HoldCo common stock	2	272
Increase in capital value		31

This represents an increase of approximately		12.8%

B.	Gross Income

	Notes	$
Gross dividend from 100 Strongbridge ordinary shares	3	0
Gross dividend from 78 shares of HoldCo common stock	3	0
No change in gross income	3	N/A

No percentage change in gross income		N/A

Notes:

1.	Based on the closing share price of $2.41 per Strongbridge Share on May 21, 2021, being the last trading day before the Rule 2.5 Announcement.

2.	Based on the closing share price of $3.47 per Xeris Share on May 21, 2021, being the last trading day before the Rule 2.5 Announcement.

3.	The gross dividend income from Strongbridge and HoldCo is based on the fact that neither Strongbridge nor Xeris have ever paid a dividend to their shareholders/stockholders.

4.	MARKET QUOTATIONS

The following table shows the closing price of relevant Xeris securities and relevant Strongbridge ordinary shares as derived from the Nasdaq (i) on the first dealing day in each of the six months prior to the date of this joint proxy statement/prospectus; (ii) on May 21, 2021 (the last Business Day prior to the Rule 2.5 Announcement); and (iii) at the close of business on July 22, 2021, being the latest practicable date prior to the mailing of this joint proxy statement/prospectus.

Date	Xeris	Strongbridge
Monday, 1 February 2021	5.36	2.84
Monday, 1 March 2021	5.40	3.16
Thursday, 1 April 2021	4.51	2.91
Monday, 3 May 2021	3.70	2.54
Friday, 21 May 2021	3.47	2.41
Tuesday, 1 June 2021	3.00	2.49
Thursday, 1 July 2021	4.17	2.98
Thursday, 22 July 2021	3.52	2.72

5.	SHAREHOLDERS AND DEALINGS AND ARRANGEMENTS

5.1	For the purposes of this paragraph 5 and paragraph 15:

5.1.1	two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at

(a)	either:

(i)	the acquisition by any one or more of them of securities in the relevant company concerned; or

(ii)	the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(b)	either:

(i)	acquiring control of the relevant company concerned; or

(ii)	frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and ‘acting in concert’ and ‘concert parties’ shall be construed accordingly;

5.1.2

arrangement includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing;

5.1.3	control means the holding, whether directly or indirectly, of securities in a company that confer in aggregate 30% or more of the voting rights in that company;

5.1.4	derivative includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

5.1.5	disclosure date means July 22, 2021, being the latest practicable date before the mailing of this joint proxy statement/prospectus;

5.1.6	disclosure period means the period commencing on May 24, 2020 (being the date twelve (12) months before the commencement of the offer period) and ending on the disclosure date;

5.1.7

exempt fund manager means a discretionary fund manager which has been recognized by the Irish Takeover Panel as an exempt fund manager for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the Irish Takeover Panel of the withdrawal of such recognition;

5.1.8

exempt principal trader means a principal trader which is recognized by the Irish Takeover Panel as an exempt principal trader for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Irish Takeover Panel and has not been notified by the withdrawal of such recognition;

5.1.9	interest in or interested in a relevant security means:

(a)	for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”;

(i)	that person shall be deemed to have an “interest,” or to be “interested,” in a relevant security if and only if he or she has a long position in that security; and

(ii)	a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

5.1.10	Long position and short position:

(a)	A person shall be deemed to have a long position in a relevant security for the purposes of paragraph 5.1.9 if he or she directly or indirectly:

(i)	owns that security; or

(ii)	has the right or option to acquire that security or to call for its delivery; or

(iii)	is under an obligation to take delivery of that security; or

(iv)	has the right to exercise or control the exercise of the voting rights (if any) attaching to that security,

(v)	or to the extent that none of sub-paragraphs (i) to (iv) above applies to that person, if he or she:

(vi)	will be economically advantaged if the price of that security increases; or

(vii)	will be economically disadvantaged if the price of that security decreases,

irrespective of:

(A)

how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; and

(B)	whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (ii) or (iii) above, be treated as having an interest in the relevant securities that are the subject of the irrevocable commitment;

(b)	A person shall be deemed to have a short position in a relevant security for the purposes of paragraph 5.1.10 if he or she directly or indirectly:

(i)	has the right or option to dispose of that security or to put it to another person; or

(ii)	is under an obligation to deliver that security to another person; or

(iii)

is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person, or to the extent that none of sub-paragraphs (i) to (iii) above applies to that person if he or she:

(iv)	will be economically advantaged if the price of that security decreases; or

(v)	will be economically disadvantaged if the price of that security increases, irrespective of:

(A)

how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; and

(B)	whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

5.1.11	relevant period means the period commencing on May 24, 2021 and ending on the disclosure date; and

5.1.12	relevant securities means relevant Xeris securities or relevant Strongbridge securities, as appropriate, and relevant security shall be construed appropriately.

5.1.13	relevant Strongbridge securities in relation to Strongbridge shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(a)	securities of Strongbridge which are the subject of the Scheme or which confer voting rights;

(b)	equity share capital of Strongbridge; and

(c)	securities or any other instruments of Strongbridge conferring on their holders rights to convert into or to subscribe for any new securities of the foregoing categories;

5.1.14	relevant Xeris securities or relevant HoldCo securities in relation to Xeris or HoldCo, as applicable, shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(a)	in the case of Xeris

(i)	equity share capital of Xeris; and

(ii)	securities of Xeris which confer on their holders rights to convert into or to subscribe for any securities of the foregoing category.

(b)	In the case of HoldCo

(i)	equity share capital of HoldCo; and

(ii)	securities of HoldCo which confer on their holders rights to convert into or to subscribe for any securities of the foregoing category.

5.2	Interests and short positions in relevant Strongbridge securities

5.2.1

As at the close of business on the disclosure date, the Strongbridge directors (including persons connected with them within the meaning of the Act) were interested in the following relevant Strongbridge securities (excluding options and other equity awards which are disclosed in paragraph 5.2.2 below):

Share Ownership

Name	Number of Strongbridge Shares
John H Johnson	174,794
Garheng Kong, M.D., PhD, MBA	41,756
David N. Gill	55,281
Jeffrey W. Sherman, M.D., FACP	42,021
Mårten Steen, M.D., Ph.D.	41,194	(1)
Hilde H. Steineger, Ph.D.	42,021

(1)	The number of Strongbridge ordinary shares owned by Dr. Steen includes: 41,914 Shares owned by HealthCap, a Limited Partnership where Dr. Steen is a partner.

5.2.2

As at the close of business on the disclosure date, the following options or equity awards over Strongbridge ordinary shares have been granted to the following Strongbridge directors (including persons connected with them within the meaning of the Act) under the Strongbridge Equity Incentive Plans and remain outstanding:

Strongbridge Stock Options

Name	Number of Options	Expiration Date	Exercise Price
John H. Johnson	13,224	10/16/25	$17.55
John H. Johnson	40,000	5/12/26	$5.50
John H. Johnson	40,000	5/11/27	$4.40
John H. Johnson	40,000	5/15/28	$7.75
John H. Johnson	275,000	11/14/29	$1.56
John H. Johnson	87,500	4/8/30	$1.90
Garheng Kong, M.D., PhD, MBA	25,000	10/16/25	$17.55
Garheng Kong, M.D., PhD, MBA	9,385	10/16/25	$17.55
Garheng Kong, M.D., PhD, MBA	40,000	5/12/26	$5.50
Garheng Kong, M.D., PhD, MBA	40,000	5/11/27	$4.40
Garheng Kong, M.D., PhD, MBA	40,000	5/15/28	$7.75
David N. Gill	0	N/A	N/A
Jeffrey W. Sherman, M.D., FACP	60,000	10/1/26	$5.22
Jeffrey W. Sherman, M.D., FACP	40,000	5/11/27	$4.40
Jeffrey W. Sherman, M.D., FACP	40,000	5/15/28	$7.75
Mårten Steen, M.D., Ph.D.	25,000	10/16/25	$17.55
Mårten Steen, M.D., Ph.D.	9,918	10/16/25	$17.55
Mårten Steen, M.D., Ph.D.	40,000	5/12/26	$5.50
Mårten Steen, M.D., Ph.D.	40,000	5/11/27	$4.40
Mårten Steen, M.D., Ph.D.	40,000	5/15/28	$7.75
Hilde H. Steineger, Ph.D.	25,000	10/16/25	$17.55
Hilde H. Steineger, Ph.D.	9,918	10/16/25	$17.55
Hilde H. Steineger, Ph.D.	40,000	5/12/26	$5.50
Hilde H. Steineger, Ph.D.	40,000	5/11/27	$4.40
Hilde H. Steineger, Ph.D.	40,000	5/15/28	$7.75

Strongbridge Restricted Share Units

Name	Number
John H Johnson	770,166
Garheng Kong, M.D., PhD, MBA	40,000
David N. Gill	40,000
Jeffrey W. Sherman, M.D., FACP	40,000
Mårten Steen, M.D., Ph.D.	40,000
Hilde H. Steineger, Ph.D.	40,000

5.2.3

Save as described in paragraphs 5.2.1 and 5.2.2 above, as at the close of business on the disclosure date, no Strongbridge director (including persons connected with them within the meaning of the Act) was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.4

As at the close of business on the disclosure date, neither Strongbridge nor any subsidiary or associated company of Strongbridge was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.5

As at the close of business on the disclosure date, no trustee of any pension scheme in which Strongbridge or any subsidiary or associated company of Strongbridge participates, was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.6

As at the close of business on the disclosure date, no partner or member of the professional staff of MTS Health Partners (financial advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.7

As at the close of business on the disclosure date, no partner or member of the professional staff of Skadden, Arps, Slate, Meagher & Flom, LLP (US legal advisor to Strongbridge) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019, was interested in any relevant Strongbridge securities.

5.2.8

As at the close of business on the disclosure date, no partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.9

As at the close of business on the disclosure date, no partner or member of the professional staff of MacKenzie Partners, Inc (proxy solicitor to Strongbridge) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.10

As at the close of business on the disclosure date, Elixir Heath Public Relations (PR adviser to Strongbridge) and persons controlling, controlled by, or under the same control as Elixir Health Public Relations, were interested, or held short positions, in the following Strongbridge ordinary shares:

Name	Number of Strongbridge Shares
Melyssa Weible, Managing Partner	2,750
Lindsay Rocco, Managing Partner	1,718

5.2.11

As at the close of business on the disclosure date, no partner or member of the professional staff of Joele Frank, Wilkinson Brimmer Katcher (PR adviser to Strongbridge) who is actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.12

As of the close of business on the disclosure date, no partner or member of the professional staff of Ernst & Young (reporting accountant to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge Securities.

5.2.13

As at the close of business on the disclosure date, no fund manager (other than an exempt fund manager) connected with Strongbridge was interested, or held any short positions, in any relevant Strongbridge Securities.

5.2.14

Neither Strongbridge nor, so far as the Strongbridge directors are aware, any person acting in concert with Strongbridge, has any arrangement with any other person in relation to relevant Strongbridge securities or held any short positions in any relevant Strongbridge securities.

5.2.15

As at close of business on the disclosure date, other than as disclosed in this paragraph 5.2, no other person acting in concert (including deemed to be acting in concert) with Strongbridge was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.16

As at the close of business on the disclosure date, neither Xeris, HoldCo, nor any subsidiary or associated company of either, held any interest or short position in any relevant Strongbridge securities.

5.2.17

As at the close of business on the disclosure date, the following directors of Xeris (including persons connected with them within the meaning of the Act) were interested in the following relevant Strongbridge securities:

Name	Strongbridge Securities
Jeffrey W. Sherman, M.D., FACP

42,021 Strongbridge Shares

60,000 Strongbridge Options, expiring 10/1/26, with an exercise price of $5.22

40,000 Strongbridge Options, expiring 5/11/27, with an exercise price of $4.40

40,000 Strongbridge Options, expiring 5/15/28, with an exercise price of $7.75

40,000 Strongbridge RSUs

Save as described above, as at the close of business on the disclosure date, no director of Xeris or HoldCo (including persons connected with them within the meaning of the Act) was interested in, or held any short positions, in any relevant Strongbridge securities.

5.2.18

As at the close of business on the disclosure date, neither SVB Leerink (financial advisor to Xeris) nor any person controlling, controlled by, or under the same control as SVB Leerink, was interested, or held short positions, in any relevant Strongbridge securities.

5.2.19

As at the close of business on the disclosure date, no partner or member of the professional staff of Goodwin Procter LLP (US legal advisor to Xeris) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Xeris since May 24, 2019, was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.20

As at the close of business on the disclosure date, no partner or member of the professional staff of A&L Goodbody LLP (Irish legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.21

As at the close of business on the disclosure date, no partner or member of the professional staff of KPMG (reporting accountant to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019 was interested, or held any short positions, in any relevant Strongbridge securities.

5.2.22

As at the close of business on the disclosure date, neither Innisfree M&A Incorporated (proxy solicitor to Xeris) nor any person controlling, controlled by, or under the same control as Innisfree M&A Incorporated, was interested, or held short positions, in any relevant Strongbridge securities.

5.2.23

As at the close of business on the disclosure date, Brian Conner, an executive officer of Strongbridge who has given irrevocable undertakings to Xeris and HoldCo to vote in favor of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Brian Conner

30,000 Strongbridge Options, expiring 2/5/28, with an exercise price of $6.65

50,000 Strongbridge Options, expiring 2/20/29, with an exercise price of $4.67

100,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98

130,000 Strongbridge Options, expiring 6/21/27, with an exercise price of $4.75

5,000 Strongbridge RSUs

5.2.24

As at the close of business on the disclosure date, Emily Doyle, an executive officer of Strongbridge who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Emily Doyle	200,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98 100,000 Strongbridge Options, expiring 2/25/29, with an exercise price of $4.94 100,000 Strongbridge RSUs

5.2.25

As at the close of business on the disclosure date, Fredric Cohen, an executive officer of Strongbridge who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Fredric Cohen

30,956 Strongbridge Shares

30,000 Strongbridge Options, expiring 2/26/26, with an exercise price of $3.94

40,000 Strongbridge Options, expiring 6/13/26, with an exercise price of $4.16

10,000 Strongbridge Options, expiring 11/23/26, with an exercise price of $3.90

173,000 Strongbridge Options, expiring 2/23/27, with an exercise price of $2.90

116,000 Strongbridge Options, expiring 2/5/28, with an exercise price of $6.65

118,000 Strongbridge Options, expiring 2/20/29, with an exercise price of $4.67

300,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98

81,818 Strongbridge options, expiring 8/5/25, with an exercise price of $18.12

181,000 Strongbridge RSUs

5.2.26

As at the close of business on the disclosure date, Richard S. Kollender, an executive officer of Strongbridge who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Richard S. Kollender

28,608 Strongbridge Shares

215,000 Strongbridge Options, expiring 9/3/29, with an exercise price of $2.57

200,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98

9,918 Strongbridge Options, expiring 10/16/25, with an exercise price of $17.55

40,000 Strongbridge Options, expiring 5/12/26, with an exercise price of $5.50

40,000 Strongbridge Options, expiring 5/11/27, with an exercise price of $4.40

40,000 Strongbridge Options, expiring 5/15/28, with an exercise price of $7.75

287,500 Strongbridge RSUs

5.2.27

As at the close of business on the disclosure date, Stephen Long, an executive officer of Strongbridge who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Stephen Long

23,600 Strongbridge Shares

64,000 Strongbridge Options, expiring 2/26/26, with an exercise price of $3.94

173,000 Strongbridge Options, expiring 2/23/27, with an exercise price of $2.90

114,000 Strongbridge Options, expiring 2/5/28, with an exercise price of $6.65

108,500 Strongbridge Options, expiring 2/20/29, with an exercise price of $4.67

200,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98

54,545 Strongbridge Options, expiring 5/26/25 with an exercise price of $15.71

143,500 Strongbridge RSUs

5.2.28

As at the close of business on the disclosure date, Scott Wilhoit, an executive officer of Strongbridge who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
Scott Wilhoit

24,025 Strongbridge Shares

69,000 Strongbridge Options, expiring 1/9/27, with an exercise price of $2.30

95,000 Strongbridge Options, expiring 2/23/27, with an exercise price of $2.90

112,000 Strongbridge Options, expiring 2/5/28, with an exercise price of $6.65

100,000 Strongbridge Options, expiring 2/20/29, with an exercise price of $4.67

50,000 Strongbridge Options, expiring 5/28/29, with an exercise price of $2.84

200,000 Strongbridge Options, expiring 1/27/30, with an exercise price of $2.98

113,000 Strongbridge RSUs

5.2.29

As at the close of business on the disclosure date, CAM Capital who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
CAM Capital	7,619,037 Strongbridge Shares 2,100,000 Strongbridge Warrants

5.2.30

As at the close of business on the disclosure date, HealthCap who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme, was the beneficial owner of the following relevant Strongbridge securities, which are subject to the irrevocable undertaking:

Name	Strongbridge Securities
HealthCap

3,268,004 Strongbridge Shares

25,000 Strongbridge Options, expiring 10/16/25, with an exercise price of $17.55

9,918 Strongbridge Options, expiring 10/16/25, with an exercise price of $17.55

40,000 Strongbridge Options, expiring 5/12/26, with an exercise price of $5.50

40,000 Strongbridge Options, expiring 5/11/27, with an exercise price of $4.40

40,000 Strongbridge Options, expiring 5/15/28, with an exercise price of $7.75

40,000 Strongbridge Warrants

5.2.31

Save as disclosed in this paragraph 5.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Xeris or HoldCo, held any interest or any short position in any relevant Strongbridge securities.

5.2.32

As at the close of business on the disclosure date, no person who has given an irrevocable undertaking to Xeris and HoldCo to vote in favour of the Scheme held any short positions in any relevant Strongbridge securities.

5.3	Dealings in relevant Strongbridge securities

5.3.1	The dealings during the disclosure period in any relevant Strongbridge securities by the Strongbridge directors (including persons connected with them within the meaning of the Act) were as follows:

Director Share Dealings in Strongbridge Ordinary Shares

Name	Nature of Transaction	Date	Number	Price
John H Johnson	Granted Strongbridge RSUs	7/2/2020	315,000	$0
	Granted Strongbridge RSUs	1/7/2021	491,000	$0
	Strongbridge Shares withheld for tax	4/8/2021	17,325	$2.68
	Strongbridge Shares withheld for tax	5/14/2021	19,200	$2.35
	Strongbridge Shares withheld for tax	7/2/2021	50,867	$3.08
Garheng Kong, M.D., PhD, MBA	Granted Strongbridge RSUs	5/18/2021	40,000	$0
David N. Gill	Strongbridge Shares withheld for tax	9/3/2020	23,104	$3.61
	Purchased Strongbridge Shares	9/24/2020	8,000	$2.13
	Strongbridge Shares withheld for tax	5/14/2021	19,075	$2.35
	Granted Strongbridge RSUs	5/18/2021	40,000	$0
Jeffrey W. Sherman, M.D., FACP	Strongbridge Shares withheld for tax	5/14/2021	18,944	$2.35
	Granted Strongbridge RSUs	5/18/2021	40,000	$0
Mårten Steen, M.D., Ph.D.(1)	Strongbridge Shares withheld for tax	5/14/2021	19,004	$2.35
	Granted Strongbridge RSUs	5/18/2021	40,000	$0
Hilde H. Steineger, Ph.D.	Strongbridge Shares withheld for tax	5/14/2021	18,994	$2.35
	Granted Strongbridge RSUs	5/18/2021	40,000	0

(1)	The transactions of Dr. Steen are transactions by HealthCap, a Limited Partnership where Dr. Steen is a partner.

5.3.2	During the disclosure period Strongbridge has redeemed or purchased relevant Strongbridge securities as follows:

Nature of Transaction	Date	Quantity	Minimum Price Per Unit	Maximum Price per Unit

5.3.3

Save as otherwise set out above at paragraph 5.3.2, during the disclosure period, there were no dealings in any relevant Strongbridge securities by Strongbridge or any subsidiary or associated company of Strongbridge.

5.3.4

During the relevant period, there were no dealings in any relevant Strongbridge securities by any trustee of any pension scheme in which Strongbridge or any subsidiary or associated company of Strongbridge participates (other than an industry-wide scheme).

5.3.5

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of MTS Health Partners (financial advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.6

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Skadden, Arps, Slate, Meagher & Flom, LLP (US legal advisor to Strongbridge) engaged actively in relation to the Acquisition or otherwise customarily engaged in affairs of Strongbridge since May 24, 2019.

5.3.7

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.8

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of MacKenzie Partners, Inc (proxy solicitor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.9

During the relevant period, the dealings in there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Elixir Heath Public Relations (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.10

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Joele Frank, Wilkinson Brimmer Katcher (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.11

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Ernst & Young (reporting accountant to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.3.12	During the relevant period, there were no dealings in any relevant Strongbridge securities by a fund manager (other than an exempt fund manager) connected with Strongbridge.

5.3.13

Save as disclosed in this paragraph 5.3, during the relevant period, there were no dealings in any relevant Strongbridge securities by any person that has an arrangement with Strongbridge or with any person acting in concert with Strongbridge.

5.3.14

Save as disclosed in this paragraph 5.3, during the relevant period, there were no dealings in any relevant Strongbridge securities by any other person acting in concert (or deemed to be acting in concert) with Strongbridge.

5.3.15	During the disclosure period, neither Xeris, HoldCo, nor any subsidiary or associated company of either, had any dealings in any relevant Strongbridge securities.

5.3.16	The dealings during the disclosure period in any relevant Strongbridge securities by the Xeris directors (including persons connected with them within the meaning of the Act) were as follows:

Name	Nature of Transaction	Date	Number	Price
Jeffrey W. Sherman, M.D., FACP	Strongbridge Shares withheld for tax	5/14/2021	18,944	$2.35
	Granted Strongbridge RSUs	5/18/2021	18,944	$0

Save as described above, there were no dealings by any director of Xeris or HoldCo (including persons connected with them within the meaning of the Act) in any relevant Strongbridge securities during the disclosure period.

5.3.17

During the disclosure period, there were no dealings in any relevant Strongbridge securities by SVB Leerink (as financial advisor to Xeris) or persons controlling, controlled by or under the same control as SVB Leerink.

5.3.18

During the disclosure period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Goodwin Procter LLP (US legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.3.19

During the disclosure period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of A&L Goodbody LLP (Irish legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.3.20

During the disclosure period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of KPMG (reporting accountant to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.3.21

During the disclosure period, there were no dealings in any relevant Strongbridge securities by Innisfree M&A Incorporated (proxy solicitor to Xeris) or persons controlling, controlled by or under the same control as Innisfree M&A Incorporated.

5.3.22

Save as disclosed in this paragraph 5.3, during the disclosure period, there were no dealings in relevant Strongbridge securities by any parties who have given irrevocable undertakings to Xeris or HoldCo to vote in favor of the Scheme.

5.3.23	During the disclosure period, there were no dealings in any relevant Strongbridge securities by any person that has an arrangement with Xeris or HoldCo.

5.4	Interests and short positions in relevant Xeris securities and relevant HoldCo securities

5.4.1

As at the close of business on the disclosure date, the Xeris directors (including persons connected with them within the meaning of the Act) were interested in the following relevant Xeris securities (excluding options and other equity awards which are disclosed in paragraph 5.4.2 below):

Name	Number
Paul R. Edick (1)	114,564	(1)
Marla S. Perky	0
BJ Bormann, Ph.D.	0
John Schmid	5,659
Dawn Halkuff	0
Jeffrey W Sherman, M.D., FACP.	0

(1)

The number of Xeris shares of common stock owned by Mr. Edick includes Xeris shares of common stock owned by the Paul R. Edick 2008 Revocable Trust, of which Mr. Edick may be deemed to be a beneficiary.

5.4.2

As at the close of business on the disclosure date, the following options or equity awards over Xeris common stock have been granted to the following Xeris directors (including persons connected with them within the meaning of the Act) under the Xeris Share Plans and remain outstanding:

Xeris Stock Options

Name	Number of Options	Expiration Date	Exercise Price
Paul R. Edick	668,065	1/27/2027	$1.55
Paul R. Edick	69,822	6/11/2027	$1.55
Paul R. Edick	98,252	1/31/2028	$5.93
Paul R. Edick	200,000	1/31/2029	$13.88
Paul R. Edick	400,000	1/29/2031	$5.08
Marla S. Persky	19,650	5/15/2028	$12.50
Marla S. Persky	20,000	2/27/2029	$10.00
Marla S. Persky	11,228	6/4/2030	$4.68
Marla S. Persky	11,228	6/8/2031	$3.90
BJ Bormann, Ph.D.	19,650	5/15/2028	$12.50
BJ Bormann, Ph.D.	20,000	2/27/2029	$10.00
BJ Bormann, Ph.D.	11,228	6/4/2030	$4.68
BJ Bormann, Ph.D.	11,228	6/8/2031	$3.90
John Schmid	25,220	5/15/2028	$12.50
John Schmid	20,000	2/27/2029	$10.00
John Schmid	11,228	6/4/2030	$4.68
John Schmid	11,228	6/8/2031	$3.90
Dawn Halkuff	19,650	5/15/2028	$12.50
Dawn Halkuff	20,000	2/27/2029	$10.00
Dawn Halkuff	11,228	6/4/2030	$4.68
Dawn Halkuff	11,228	6/8/2031	$3.90
Jeffrey W Sherman, M.D., FACP	19,650	5/15/2028	$12.50
Jeffrey W Sherman, M.D., FACP	20,000	2/27/2029	$10.00
Jeffrey W Sherman, M.D., FACP	11,228	6/4/2030	$4.68
Jeffrey W Sherman, M.D., FACP	11,228	6/8/2031	$3.90

Xeris RSUs

Name	Number
Paul R. Edick	535,000
Marla S. Perky	0
BJ Bormann, Ph.D.	0
John Schmid	0
Dawn Halkuff	0
Jeffrey W Sherman, M.D., FACP.	0

5.4.3

Save as described in paragraphs 5.4.1 and 5.4.2 above, as at the close of business on the disclosure date, no Xeris or HoldCo director (including persons connected with them within the meaning of the Act) was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.4

As at the close of business on the disclosure date, neither Xeris, HoldCo, nor any subsidiary or associated company of either, was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.5

As at the close of business on the disclosure date, no trustee of any pension scheme in which Xeris, HoldCo, or any subsidiary or associated company of either, participates, was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.6

As at the close of business on the disclosure date, neither SVB Leerink (financial advisor to Xeris) nor any person controlling, controlled by, or under the same control as SVB Leerink, was interested, or held short positions, in any relevant Xeris securities or HoldCo securities.

5.4.7

As at the close of business on the disclosure date, no partner or member of the professional staff of Goodwin Procter LLP (US legal advisor to Xeris) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Xeris since May 24, 2019, was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.8

As at the close of business on the disclosure date, no partner or member of the professional staff of A&L Goodbody LLP (Irish legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.9

As at the close of business on the disclosure date, no partner or member of the professional staff of KPMG (reporting accountant to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.10

As at the close of business on the disclosure date, neither Innisfree M&A Incorporated (proxy solicitor to Xeris) nor any person controlling, controlled by, or under the same control as Innisfree M&A Incorporated, was interested, or held short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.11

As at the close of business on the disclosure date, no fund manager (other than an exempt fund manager) connected with Xeris or HoldCo was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.12

Neither Xeris, HoldCo nor, so far as the directors of Xeris are aware, any person acting in concert with Xeris or HoldCo, has any arrangement with any other person in relation to any relevant Xeris securities or relevant HoldCo securities or held any short positions in any relevant Xeris securities or relevant HoldCo securities.

5.4.13

As at the close of business on the disclosure date, no parties who have given irrevocable undertakings to Xeris and HoldCo to vote in favour of the Scheme were interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.14

Save as disclosed in this paragraph 5.4, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Xeris or HoldCo, held any interest or any short position in any relevant Xeris securities or relevant HoldCo securities.

5.4.15

As at the close of business on the disclosure date, neither Strongbridge nor any subsidiary or associated company of Strongbridge held any interest or short position in any relevant Xeris securities or relevant HoldCo securities.

5.4.16

As at the close of business on the disclosure date, the following directors of Strongbridge (including persons connected with them within the meaning of the Act) were interested in the following relevant Xeris securities or relevant HoldCo securities:

Name	Number
Jeffrey W. Sherman, M.D., FACP	62,106 Xeris Stock Options

Save as described above, as at the close of business on the disclosure date, no director of Strongbridge (including persons connected with them within the meaning of the Act) was interested in, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.17

As at the close of business on the disclosure date, no partner or member of the professional staff of MTS Health Partners (financial advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.18

As at the close of business on the disclosure date, no partner or member of the professional staff of Skadden, Arps, Slate, Meagher & Flom, LLP (US legal advisor to Strongbridge) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019, was interested in any relevant Xeris securities or relevant HoldCo securities.

5.4.19

As at the close of business on the disclosure date, no partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.20

As at the close of business on the disclosure date, no partner or member of the professional staff of MacKenzie Partners, Inc (proxy solicitor to Strongbridge) actively engaged in relation to the Acquisition, or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.21

As of the close of business on the disclosure date, no partner or member of the professional staff of Ernst & Young (reporting accountant to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.22

As at the close of business on the disclosure date, no partner or member of the professional staff of Elixir Heath Public Relations (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.23

As at the close of business on the disclosure date, no partner or member of the professional staff of Joele Frank, Wilkinson Brimmer Katcher (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019 was interested, or held any short positions, in any relevant Xeris securities or relevant HoldCo securities.

5.4.24

Save as disclosed in this paragraph 5.4, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Strongbridge, held any interest or any short position in any relevant Xeris securities or relevant HoldCo securities.

5.5	Dealings in relevant Xeris securities and relevant HoldCo securities

5.5.1

The dealings during the disclosure period in any relevant Xeris securities and relevant HoldCo securities by the Xeris directors and the HoldCo directors (including persons connected with them within the meaning of the Act) were as follows:

Director Share Dealings in Xeris Securities

Name	Nature of Transaction	Date	Number	Price
Paul R. Edick	Acquired Xeris shares of common stock	12/9/2020	10,000	$4.0551
	Granted Xeris RSUs	1/29/2021	225,000	$0
	Granted Xeris Stock Options	1/29/2021	400,000	$5.08
Marla S. Perky	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90
BJ Bormann, Ph.D.	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90
John Schmid	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90
Dawn Halkuff	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90
Jeffrey W Sherman, M.D., FACP.	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90

5.5.2	During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by Xeris, HoldCo or any subsidiary or associated company of either.

5.5.4

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any trustee of any pension scheme in which Xeris, HoldCo or any subsidiary or associated company of either participates (other than an industry-wide scheme).

5.5.5

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by SVB Leerink (as financial advisor to Xeris) or persons controlling, controlled by or under the same control as SVB Leerink.

5.5.6

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of Goodwin Procter LLP (US legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.5.7

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of A&L Goodbody LLP (Irish legal advisor to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.5.8

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of KPMG (reporting accountant to Xeris) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Xeris since May 24, 2019.

5.5.9

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by Innisfree M&A Incorporated (proxy solicitor to Xeris) or persons controlling, controlled by or under the same control as Innisfree M&A Incorporated.

5.5.10	During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by a fund manager (other than an exempt fund manager) connected with Xeris.

5.5.11

During the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any parties who have given irrevocable undertakings to Xeris and HoldCo to vote in favour of the Scheme.

5.5.12

Save as disclosed in this paragraph 5.5, during the disclosure period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any person that has an arrangement with Xeris or with any person acting on concert with Xeris.

5.5.13

Save as disclosed in this paragraph 5.5, during the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any other person acting in concert (or deemed to be acting in concert) with Strongbridge.

5.5.14	During the disclosure period, neither Strongbridge nor any subsidiary or associated company of Strongbridge had any dealings in any relevant Xeris securities or relevant HoldCo securities.

5.5.15

The dealings during the disclosure period in any relevant Xeris securities or relevant HoldCo securities by the Strongbridge directors (including persons connected with them within the meaning of the Act) were as follows:

Name	Nature of Transaction	Date	Number	Price
Jeffrey W Sherman, M.D., FACP.	Granted Xeris Stock Options	6/4/2020	11,228	$4.68
	Granted Xeris Stock Options	6/8/2021	11,228	$3.90

Save as described above, there were no dealings by any director of Strongbridge (including persons connected with them within the meaning of the Act) in any relevant Strongbridge securities during the disclosure period.

5.5.16

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of MTS Health Partners (financial advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.17

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of Skadden, Arps, Slate, Meagher & Flom, LLP (US legal advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in affairs of Strongbridge since May 24, 2019.

5.5.18

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of Arthur Cox LLP (Irish legal advisor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.19

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff of MacKenzie Partners, Inc (proxy solicitor to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.20

During the relevant period, there were no dealings in any relevant Strongbridge securities by any partner or member of the professional staff of Ernst & Young (reporting accountant to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.21

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff Elixir Heath Public Relations (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.22

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any partner or member of the professional staff Joele Frank, Wilkinson Brimmer Katcher (PR adviser to Strongbridge) actively engaged in relation to the Acquisition or otherwise customarily engaged in the affairs of Strongbridge since May 24, 2019.

5.5.23

During the relevant period, there were no dealings in any relevant Xeris securities or relevant HoldCo securities by any person that has an arrangement with Strongbridge or with any person acting in concert with Strongbridge.

5.5.24	During the relevant period, there were no dealings in any relevant securities of Xeris or relevant HoldCo securities by a fund manager (other than an exempt fund manager) connected with Strongbridge.

5.5.25

Save as disclosed in this paragraph 5.5, as at close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Strongbridge dealt in any relevant Xeris securities or relevant HoldCo securities.

5.6

The information in paragraphs 5.2 to 5.5 in respect of Strongbridge, each member of the Strongbridge Group and all persons controlling, controlled by, or under the same control as Strongbridge has been included subject to the knowledge, information and belief of the directors of Strongbridge as of the disclosure date, after having made due and careful enquiries.

5.7

The information in paragraphs 5.2 to 5.5 in respect of Xeris, each member of the Xeris’ Group and all persons controlling, controlled by, or under the same control as Xeris has been included subject to the knowledge, information and belief of the directors of Xeris as of the disclosure date, after having made due and careful enquiries.

6.	MATERIAL CONTRACTS

6.1

Save as disclosed in this paragraph 6.1, neither Xeris, HoldCo nor any of their subsidiaries has within the two years prior to the commencement of the offer period entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material save for:

6.1.1	Transaction Agreement

On May 24, 2021, Xeris and HoldCo entered into a Transaction Agreement with, amongst other parties, Strongbridge, for the purposes of implementing the Acquisition. Further details regarding the Transaction Agreement are set forth in this joint proxy statement/prospectus.

6.1.2	Expenses Reimbursement Agreement

On May 24, 2021, Xeris entered into an Expenses Reimbursement Agreement with Strongbridge in connection with the Acquisition. Further details regarding the Expenses Reimbursement Agreement are set forth in this joint proxy statement/prospectus.

6.1.3	Loan and Security Agreement

On September 10, 2019, Xeris entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with, amongst other parties, Oxford Finance LLC (“Oxford”), Silicon Valley Bank (“SVB”) and the lenders party thereto from time to time, for the purposes of amending and restating in its entirety that certain Loan and Security Agreement dated as of February 28, 2018 by and among Oxford, SVB, the Lenders party thereto from time to time. Such Loan Agreement is set forth as Exhibit 10.24 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On April 21, 2020, Xeris entered into a First Amendment to Amended and Restated Loan and Security Agreement (the “First Amendment”). Such First Amendment is set forth as Exhibit 10.29 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On June 20, 2020, Xeris entered into a Second Amendment to Amended and Restated Loan and Security Agreement (the “Second Amendment”) with, amongst other parties, Oxford, SVB and the Lenders party thereto from time to time, for the purposes of amending certain defined terms and making certain other revisions to the loan agreement. Such Second Amendment is set forth as Exhibit 10.30 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On August 5, 2020, Xeris entered into a Third Amendment to Amended and Restated Loan and Security Agreement (the “Third Amendment’) with, amongst other parties, Oxford, SVB and the Lenders party thereto from time to time, for the purposes of amending certain defined terms and making certain other revisions to the loan agreement. Such Third Amendment is set forth as Exhibit 10.32 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On October 23, 2020, Xeris entered into a Fourth Amendment to Amended and Restated Loan and Security Agreement (the “Fourth Amendment”) with, amongst other parties, Oxford, SVB and the Lenders party thereto from time to time, for the purposes of making credit extensions to Xeris and making certain other revisions to the loan agreement. Such Fourth Amendment is set forth as Exhibit 10.34 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020. On May 3, 2021, Xeris entered into a Fifth Amendment to Amended and Restated Loan and Security Agreement (the “Fifth Amendment”) with, amongst other parties, Oxford, SVB and the Lenders party thereto from time to time, for the purposes of making credit extensions to Xeris and making certain other revisions to the loan agreement. Such Fifth Amendment will be filed with Xeris’ upcoming Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

The Loan Agreement provided for the Lenders (as defined therein) to extend up to $85.0 million in term loans to Xeris in three tranches. The initial tranche of $60.0 million (the “Term A Loan”) was drawn down in September 2019. Additional tranches of $15.0 million (the “Term B Loan”) and $10.0 million (the “Term C Loan”) were contingent on achievement of certain revenue targets which were not achieved.

The First Amendment amended the Loan Agreement to allow Xeris to incur indebtedness under the U.S. Small Business Administration (the “SBA”) Paycheck Protection Program (the “PPP”) enabled by the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”) in the amount of $5.1 million (the “PPP Loan”).

The Second Amendment amended the Loan Agreement to provide for the Lenders’ consent to and allow for Xeris’ underwritten public offering of 5.00% Convertible Senior Notes due 2025 and permit Xeris to prepay its PPP Loan in full. The Second Amendment also provided for the extension of the interest-only payment period through December 31, 2021, after which the term loans will be payable in 30 equal monthly installments. However, if Xeris achieves a certain revenue milestone prior to January 1, 2022, then the period for interest-only payments is extended through September 30, 2022, after which the term loans will be payable in 21 equal monthly installments. In addition the Second Amendment further provided for an extension of the maturity date from June 1, 2023 to June 1, 2024. After repayment, no loans may be re-borrowed. Pursuant to the Second Amendment, Xeris prepaid a portion of the Term A Loan equal to the sum of (i) $20.0 million, plus all accrued and unpaid interest as of the date of the Second Amendment, (ii) the applicable final payment fee of $0.6 million, (iii) the applicable prepayment fee of $0.3 million and (iv) all outstanding Lenders’ expenses as of the date of the Second Amendment. Additionally, Xeris is required to maintain a minimum balance of $5.0 million in unrestricted cash at SVB at all times and to pay an amendment fee of up to $0.1 million at the earliest to occur of the maturity date, acceleration of any term loan, or prepayment of any term loan amount.

The Third Amendment amended the Loan Agreement to (i) amend the definition of “Permitted Indebtedness” to include a new standby letter of credit in an amount not to exceed $0.4 million issued to the landlord for Xeris’ new leased laboratory space and (ii) permit the sale of certain equipment related to the relocation of Xeris’ research and development laboratory from San Diego to Chicago.

The Fourth Amendment amended the Loan Agreement to provide an additional tranche of $3.5 million (the “Term D Loan”, and, together with the Term A Loan, Term B Loan, and Term C Loan, the “Term Loans”), available upon execution. The Term D Loan of $3.5 million was drawn in November 2020 and will be payable under the same payment terms as the Term Loans. After repayment, the loan may not be re-borrowed. Pursuant to the Loan Agreement, Xeris has provided a first priority security interest in substantially all of Xeris’ assets, including intellectual property, subject to certain limited exceptions.

The Fifth Amendment amended the Loan Agreement to allow for the interest-only payment period applicable to the Term Loans outstanding under the Loan Agreement previously payable in 30 equal monthly installments beginning January 1, 2022, to be extended. If Xeris achieves a certain revenue milestone prior to November 30, 2021, then the period for interest-only payments is extended to July 1, 2022 and the Term Loans will be payable in 24 equal monthly installments. In addition, if Xeris achieves an additional certain revenue milestone prior to May 31, 2022, the period for interest-only payments is further extended to October 1, 2022 and the Term Loans will be payable in 21 equal monthly installments. Finally, if Xeris achieves an additional certain revenue milestone prior to August 31, 2022, then the period for interest-only payments is further extended to January 1, 2023, and the Term Loans will be payable in 18 equal monthly installments.

All of the loans incur interest at a floating per annum rate in an amount equal to the sum of 6.25% plus the greater of (a) 2.43% and (b) the thirty-day U.S. Dollar LIBOR rate. The Loan Agreement allows Xeris to voluntarily prepay the outstanding amounts thereunder, but not less than $2.0 million of the outstanding principal at any time. Xeris is subject to a prepayment fee equal to 1.50% of the principal amount being prepaid. Also, a final payment fee of 3.0% multiplied by the amount to be repaid is due upon the earliest to occur of the maturity date of the Loan Agreement, the acceleration of the amounts outstanding under the Loan Agreement or prepayment of such borrowings.

The Loan Agreement contains customary representations and warranties, events of default (including an event of default upon a material adverse change of Xeris) and affirmative and negative covenants, including, among others, covenants that limit or restrict Xeris’ ability to incur additional indebtedness, grant liens, merge or consolidate, make acquisitions, pay dividends or other distributions or repurchase equity, make investments, dispose of assets and enter into certain transactions with affiliates, in each case subject to certain exceptions.

6.1.4	Amendment No. 3 to the Quality Assurance Agreement

On February 26, 2020, Xeris entered into Amendment No. 3 to the Quality Assurance Agreement by and between Xeris and Bachem AG. The Quality Assurance Agreement contains specifications with respect to Xeris’ and Bachem AG’s respective responsibilities regarding the manufacture, storage, release, quality control and quality assurance of glucagon in accordance with regulatory requirements and current good manufacturing practices. This amendment updated the notice provisions and certain specifications. Such agreement is set forth as Exhibit 10.28 to Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020.

This amendment amended the notice provisions under the existing Quality Assurance Agreement and modified certain testing specifications and approved contract laboratories.

6.1.5	First Amendment to the Product and Supply Agreement

On June 24, 2020, Xeris entered into a First Amendment to the Product and Supply Agreement with SHL Pharma LLC, a Florida limited liability company. The agreement is a non-exclusive supply agreement with SHL for the supply of the auto-injector used to deliver drug product in Gvoke HypoPen. The amendment revised the prices of the auto-injector to reflect operational enhancements and clarified certain conditions applicable to Xeris’ commercialization of the product. Such agreement is set forth as Exhibit 10.31 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

6.1.6	Indenture and First Supplemental Indenture

On June 30, 2020, Xeris entered into an Indenture with U.S. Bank National Association, for the purposes of providing for the issuance of debt securities. Such Indenture is set forth as Exhibit 4.4 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

On June 30, 2020, Xeris entered into a First Supplemental Indenture with U.S. Bank National Association, for the purposes of establishing the terms, and providing for the issuance, of a new series of securities constituting Xeris’ 5.00% Convertible Senior Notes due 2025. Such First Supplemental Indenture is set forth as Exhibit 4.5 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The Indenture and First Supplemental Indenture governs Xeris’ 5.00% Convertible Senior Notes due 2025 (the “Notes”). The Notes bear cash interest at the rate of 5.00% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2021, to holders of record at the close of business on the preceding January 1 and July 1, respectively. The Notes will mature on July 15, 2025, unless earlier converted or redeemed or repurchased by Xeris. At any time before the close of business on the second scheduled trading day immediately before the maturity date, holders of Notes may convert their Notes at their option into shares of Xeris’ common stock, together, if applicable, with cash in lieu of any fractional share, at the then-applicable conversion rate. The conversion rate for the Notes will initially be 326.7974 shares of Xeris’ common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $3.06 per share of common stock, and is subject to adjustment under the terms of the Notes. Subject to certain exceptions and subject to certain conditions, holders of the Notes may require Xeris to repurchase their Notes upon the occurrence of a “Fundamental Change” (as defined in the Indenture) prior to maturity for cash at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Notes will be redeemable, in whole and not in part, at Xeris’ option at any time on or after July 20, 2023, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, but only if the last reported sale price per share of Xeris’ common stock exceeds 130% of the then-applicable conversion price on (i) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date Xeris sends the related redemption notice and (ii) the trading day immediately before the date Xeris sends such notice. In certain circumstances, conversions in connection with “Make-Whole Fundamental Changes” (as defined in the Indenture) may result in an increase to the conversion rate, provided that the conversion rate will not exceed 367.6470 shares of Xeris’ common stock per $1,000 principal amount of Notes, subject to adjustment.

The Indenture contains customary terms and covenants and events of default. If an event of default (other than certain events of bankruptcy, insolvency or reorganization involving Xeris) occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare 100% of the principal of, and any accrued and unpaid interest on, all of the Notes to be due and payable. Upon the occurrence of certain events of bankruptcy, insolvency or reorganization involving Xeris, 100% of the principal of and accrued and unpaid interest, if any, on all of the Notes will become due and payable automatically. Notwithstanding the foregoing, the Indenture provides that, to the extent Xeris elects and for up to 360 days, the sole remedy for an event of default relating to certain failures by Xeris to comply with certain reporting covenants in the Indenture consists exclusively of the right to receive special interest on the Notes.

6.1.7	First Amendment to Employment Agreement

On August 18, 2020, Xeris entered into a First Amendment to the Employment Agreement Between John Shannon and Xeris, for the purposes of amending the employment agreement as set forth therein. Such agreement is set forth as Exhibit 10.33 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Pursuant to the employment agreement with Mr. Shannon, Mr. Shannon is entitled to receive an annual base salary and an annual target bonus equal to a percentage of his annual base salary based upon Xeris’ board of directors’ assessment of Mr. Shannon’s performance and our attainment of targeted goals as set by the board of directors in its sole discretion. For the fiscal year ending December 31, 2020, Mr. Shannon’s annual base salary, effective as of February 1, 2020, was $459,637 and his annual target bonus was 40% of his annual base salary. Effective August 20, 2020, Mr. Shannon was promoted to President and Chief Operating Officer at which time his annual base salary was increased to $500,000 and his annual target bonus was increased to 50% of his annual base salary. Mr. Shannon’s employment agreement also contains provisions related to confidentiality, inventions assignment and non-competition, pursuant to which Mr. Shannon reaffirmed the obligations contained in his Proprietary Information and Inventions Agreement. Mr. Shannon’s amended and restated employment agreement provides that, in the event that his employment is terminated by us without “cause” or he resigns for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 15 months of base salary payable on our normal payroll cycle if such termination is not within 12 months of a “change in control” or (y) 1.25 times the sum of his base salary plus the average of his incentive compensation received for the three preceding fiscal years if such termination is within 12 months of a “change in control,” and (ii) reimbursement of COBRA premiums for health benefit coverage for him in an amount equal to the monthly employer contribution that Xeris would have made to provide health insurance to Mr. Shannon had he remained employed with Xeris for up to 15 months. In addition, if within 12 months following a “change in control,” Mr. Shannon is terminated by Xeris without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Shannon issued after the date of the amended and restated employment agreement will accelerate and vest immediately.

6.1.8	Amendment and Restatement to Quality Agreement

On November 16, 2020, Xeris entered into an Amendment and Restatement to Quality Agreement with PYRAMID Laboratories, Inc. for the purposes of amending and restating the quality agreement. Such agreement is set forth as Exhibit 10.36 to Xeris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The Amendment and Restatement to Quality Agreement was entered into to ensure compliance with current Good Manufacturing Practices (“cGMPs”) and other applicable regulatory requirements related to the development of Gvoke and Xeris’ ready-to-use glucagon product candidates. Manufacturing drug product for Gvoke requires an aseptic fill/finish facility capable of handling solvents and a cyclic olefinic polymer syringe and Pyramid’s facility in California is Xeris’ primary source for drug product. The quality agreement sets out the terms related to quality assurance and regulatory matters relating to such drug product.

6.2

Save as disclosed in this paragraph 6.2, neither Strongbridge nor any of its subsidiaries has within the two years prior to the commencement of the offer period entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material save for:

6.2.1	Transaction Agreement

On May 24, 2021, Strongbridge entered into a Transaction Agreement with, amongst other parties, Xeris and HoldCo, for the purposes of implementing the Acquisition. Further details regarding the Transaction Agreement are set forth in this joint proxy statement/prospectus.

6.2.2	Expenses Reimbursement Agreement

On May 24, 2021, Strongbridge entered into an Expenses Reimbursement Agreement with Xeris in connection with the Acquisition. Further details regarding the Expenses Reimbursement Agreement are set forth in this joint proxy statement/prospectus.

6.2.3	Open Market Sale Agreement

On March 25, 2021, Strongbridge entered into an Open Market Sale Agreement with Jefferies LLC (“Jefferies”) with respect to an “at the market” offering program, under which Strongbridge may, from time to time, in its sole discretion, issue and sell through Jefferies, acting as sales agent, up to $50 million of Strongbridge’s ordinary shares. Strongbridge will pay Jefferies a commission of up to 3.0% of the gross sale proceeds of any Strongbridge ordinary shares sold through Jefferies under the agreement. The share offering will terminate upon the earlier to occur of (i) the issuance and sale, through Jefferies, of all of the shares subject to the Open Market Sale Agreement and (ii) termination of the Open Market Sale Agreement in accordance with its terms. The Open Market Sale Agreement contains representations, warranties and covenants that are customary for transactions of this type.

6.2.4	Underwriting Agreement

On September 16, 2020, Strongbridge entered into an Underwriting Agreement with Jefferies and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein, relating to the public offering of 11,111,111 Strongbridge ordinary shares at a price to the public of $2.25 per share. The net proceeds to Strongbridge from the public offering, after deducting the underwriting discounts and commissions and offering expenses payable by Strongbridge, were approximately $23.4 million. The offering closed on September 21, 2020. Under the terms of the agreement, Strongbridge also granted the underwriters a 30-day option to purchase up to an additional 1,666,666 ordinary shares at the public offering price, less the underwriting discounts and commissions. On October 15, 2020, Strongbridge sold an additional 349,808 ordinary shares to the underwriters in connection with their partial exercise of their option to purchase additional shares to cover over-allotments at a price of $2.25 per ordinary share for net proceeds of approximately $0.7 million, after deducting underwriting discounts and commissions and offering expenses payable by Strongbridge.

6.2.5	Term Loan Agreement

On May 19, 2020, Strongbridge, along with Strongbridge U.S. Inc., Cortendo AB (publ) and Strongbridge Dublin Limited, entered into a $30 million Term Loan Agreement with Avenue Venture Opportunities Fund L.P. (“Avenue”), as administrative agent and collateral agent, and the lenders named therein and from time to time a party thereto. Pursuant to the terms of the loan agreement, Strongbridge’s wholly owned subsidiary Strongbridge U.S. Inc. borrowed $10 million from the lenders at closing. The facility had a four-year term, no minimum revenue or cash balance financial covenants and an interest-only period of up to 36 months assuming Strongbridge achieved certain positive achievements. As a result of achieving positive top-line data for Recorlev in Strongbridge’s Phase 3 LOGICS clinical trial in September 2020, Strongbridge was eligible to and did borrow an additional $10 million under the loan agreement, on December 30, 2020. The remaining $10 million tranche will become available to Strongbridge between October 1, 2021 and March 31, 2022 if Strongbridge achieves FDA approval of Recorlev and subject to Avenue’s investment committee approval. Under the Term Loan Agreement, Strongbridge granted to Avenue an option to convert $3 million of principal into Strongbridge ordinary shares (the “Conversion Option”).

6.2.6	First Amendment to Term Loan Agreement

On July 23, 2021, Strongbridge entered into a First Amendment to Term Loan Agreement which modified the Conversion Option and other terms and provisions so that, among other things, $10 million of the aggregate principal loan amount outstanding would automatically convert into Strongbridge ordinary shares immediately prior to the completion of the Acquisition.

6.2.7	Lock-Up Agreement

On July 23, 2021, in conjunction with the First Amendment to Term Loan Agreement, Strongbridge and Avenue entered into a Lock-Up Agreement where Avenue agreed to not transfer or dispose of any of the shares subject to the Conversion Option allotted in respect of the aggregate principal amount of outstanding loans under the Term Loan Agreement in excess of $3 million (such shares, the “Lock-Up Shares”) or any securities underlying, convertible into or exercisable or exchangeable for Lock-Up Shares for a period of 90 days following the completion of the Acquisition without Strongbridge’s prior written consent.

7.	DIRECTORS AND SERVICE CONTRACTS

7.1

None of the directors of Strongbridge has a service contract with Strongbridge or its subsidiaries or associated companies or has had such a contract in the six months prior to the date of this document.

7.2

Save as disclosed in “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction” and “The Transaction—Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108 of this joint proxy statement/prospectus, no proposal exists in connection with the Acquisition that any payment or other benefit will be made or given by Xeris or HoldCo to any director of Strongbridge as compensation for loss of office or as consideration for or in connection with his retirement from office.

8.	IRISH TAXATION

Your attention is drawn to paragraph 10 of “Part 2—Explanatory Statement” beginning on page 208 of this joint proxy statement/prospectus, headed “Taxation.” If you are in any doubt as to your own position with respect to Irish taxation, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland, you should consult an independent financial advisor immediately.

9.	U.S. FEDERAL INCOME TAX CONSEQUENCES

Your attention is drawn to the section entitled “Tax Consequences of the Scheme” beginning on page 117 of this joint proxy statement/prospectus. If you are in any doubt as to your own position with respect to U.S. federal income tax, or if you require more detailed information, you should consult your own tax advisor immediately.

10.	MATERIAL CHANGES

10.1

Save as disclosed in the Quarterly Report on Form 10-Q of Xeris for the period ended March 31, 2021, the directors of Xeris are not aware of any material change in the financial or trading position of Xeris since December 31, 2020 (the date to which the last published audited accounts of Xeris were prepared).

10.2

Save as disclosed in Quarterly Report on Form 10-Q of Strongbridge for the period ended March 31, 2021 the directors of Strongbridge are not aware of any material change in the financial or trading position of Strongbridge since December 31, 2020 (the date to which the last published audited accounts of Strongbridge were prepared).

10.3

Save as disclosed in this joint proxy statement/prospectus there has been no material change in information previously published by Xeris, HoldCo or Strongbridge in connection with the Acquisition since May 24, 2021 (being the commencement of the offer period).

11.	CONSENTS

11.1

SVB Leerink has given and not withdrawn its written consent to the inclusion in this joint proxy statement/prospectus of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this joint proxy statement/prospectus.

11.2

MTS Securities has given and not withdrawn its written consent to the inclusion in this joint proxy statement/prospectus of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this joint proxy statement/prospectus.

12.	APPRAISAL RIGHTS

If Scheme Shareholders (as defined in the Scheme) approve the Scheme at the Court Meeting, the requisite resolutions are passed at the EGM and the Irish High Court sanctions the Scheme, then, subject to the Scheme becoming effective in accordance with its terms, the Scheme will be binding on all Strongbridge shareholders, including those Strongbridge shareholders who did not vote or who voted against it at the Court Meeting and/or the EGM. If Strongbridge shareholders approve the Scheme and the High Court sanctions the Scheme, no Strongbridge shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Strongbridge ordinary shares. If the Scheme becomes effective, all Strongbridge shareholders who hold Strongbridge ordinary shares will receive the same Scheme Consideration per Strongbridge ordinary share.

13.	SOURCES AND BASES OF INFORMATION

13.1	In this joint proxy statement/prospectus, unless otherwise stated or the context otherwise requires, the following bases and sources have been used:

13.1.1	The entire issued and to be issued share capital (fully diluted share capital) of Xeris (including the value thereof) is calculated on the basis of:

(a)	66,372,010 shares of Xeris common stock, being the entire issued ordinary share capital excluding treasury shares at May 21, 2021;

(b)	1,883,012 issued Xeris RSUs;

(c)	649,364 issued Xeris Stock Options (calculated based on the treasury stock method based on closing prices as of May 21, 2021);

(d)	0 (zero) issued Xeris Warrants (calculated based on the treasury stock method based on closing prices as of May 21, 2021);

(e)	15,416,667 shares of Xeris common stock to be issued on conversion of the Xeris Convertible Notes;

13.1.2	The entire issued and to be issued share capital (fully diluted share capital) of Strongbridge (including the value thereof) is calculated on the basis of:

(a)	67,722,319 Strongbridge ordinary shares, being the entire issued ordinary share capital excluding treasury shares at May 21, 2021;

(b)	205,572 issued Strongbridge Options (calculated based on the treasury stock method based on closing prices as of May 21, 2021);

(c)	2,942,341 issued Strongbridge RSUs;

(d)	591,079 issued Strongbridge Warrants (calculated based on the treasury stock method based on closing prices as of May 21, 2021);

(e)	236,595 Strongbridge ordinary shares to be issued on conversion of the Strongbridge Convertibles (based on methodology agreed between Xeris and Strongbridge);

13.1.3	All share prices expressed in US dollars have been rounded to the nearest whole Cent and all percentages have been rounded to the nearest whole number.

13.1.4	Save where otherwise stated, financial and other information concerning Xeris and Strongbridge has been extracted from published sources or from audited financial results of Xeris and Strongbridge.

13.1.5	References to the Transaction-related arrangements in place between Xeris and Strongbridge are sourced from the Transaction Agreement.

13.1.6	References to the arrangements in place between Xeris and Strongbridge regarding an Expenses Reimbursement Agreement are sourced from the terms of the Expenses Reimbursement Agreement.

13.1.7	References to the arrangements in place between Xeris and Strongbridge regarding the CVRs are sourced from the terms of the CVR Agreement.

13.1.8

The bases of belief (including sources of information and assumptions made) that support the expected annual synergies are set out in the section entitled “Merger Benefit Statement.” The estimate of synergies has been reported on in accordance with Rule 19.3(b) of the Irish Takeover Rules.

14.	CONCERT PARTIES

14.1	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Xeris and HoldCo in connection with the Acquisition:

14.1.1	the directors of Xeris and HoldCo;

14.1.2	the subsidiaries and associated companies of Xeris and HoldCo;

14.1.3

Partners and members of the professional staff of Goodwin Procter LLP (US legal advisor to Xeris), having its principal executive offices at 100 Northern Avenue, Boston, MA 02210, USA, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Xeris or who have been engaged in those affairs since May 24, 2019;

14.1.4

Partners and members of the professional staff of A&L Goodbody LLP (Irish legal advisor to Xeris), having its principal executive offices at International Financial Services Centre, North Wall Quay, Dublin 1, D01H104, Ireland, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Xeris or who have been engaged in those affairs since May 24, 2019;

14.1.5

SVB Leerink (as financial advisor to Xeris), having its principal executive offices at 1 Federal Street 37th Floor Boston, MA 02110, USA, and any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as SVB Leerink;

14.1.6	Partners and members of the professional staff of KPMG (reporting accountant to Xeris), having its principal executive offices at 1 Stokes Place, St. Stephen’s Green, Dublin 2, D02

DE03, Ireland, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Xeris or who have been engaged in those affairs since May 24, 2019; and

14.1.7

Innisfree M&A Incorporated (proxy solicitor to Xeris), having its principal offices at 501 Madison Avenue, 20th floor, New York, NY 10022, USA, and any persons (other than exempt fund managers or exempt principal traders) controlling, controlled by, or under the same control as Innisfree M&A Incorporated.

14.2	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Strongbridge in connection with the Acquisition:

14.2.1	the directors of Strongbridge;

14.2.2	the subsidiaries and associated companies of Strongbridge;

14.2.3

Partners and member of the professional staff of Skadden, Arps, Slate, Meagher & Flom LLP (US legal advisor to Strongbridge), having its principal executive offices at One Manhattan West, New York, NY 10001, USA, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019;

14.2.4

Partners and member of the professional staff of Arthur Cox LLP (Irish legal advisor to Strongbridge), having its principal executive offices at Ten Earlsfort Terrace, Dublin 2, Ireland, who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019;

14.2.5

Partners and members of the professional staff of MTS Health Partners (as financial advisor to Strongbridge), having its principal executive offices at 623 Fifth Avenue, 14th Floor, New York, NY 10022, USA, who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019;

14.2.6

Partners and members of the professional staff of MacKenzie Partners, Inc (proxy solicitor to Strongbridge), having its principal offices at 1407 Broadway, 27th Floor, New York, NY 10018, and any persons who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019;

14.2.7

Partners and members of the professional staff of Elixir Health Public Relations (PR adviser to Strongbridge), having its principal offices at 379 W Broadway, New York, NY, 10012, United States, and any persons who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019; and

14.2.8

Partners and members of the professional staff of Joele Frank, Wilkinson Brimmer Katcher (PR adviser to Strongbridge), having its principal offices at 622 3rd Ave, New York, NY 10017, United States, and any persons who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019.

14.2.9

Partners and members of the professional staff of Ernst & Young (reporting accountant to Strongbridge), having its principal offices at EY Building, Harcourt Centre, Harcourt Street, Dublin 2 and any persons who are actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Strongbridge or who have been engaged in those affairs since May 24, 2019.

15.	OTHER INFORMATION

15.1

Save as disclosed in “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction” and “The Transaction—Interests of Strongbridge’s Executive Officers and Directors” beginning on page 108 of this joint proxy statement/prospectus, no agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Acquisition exists between Xeris or any persons acting in concert with it and any of the directors or recent directors, shareholders, recent shareholders or any person interested in or recently interested in any relevant securities of Strongbridge. In this paragraph 15, “recent” means within the disclosure period (as defined in paragraph 5 above).

15.2	No arrangement exists between Xeris, HoldCo or any other person acting in concert with Xeris or HoldCo and any other person.

15.3	No arrangement exists between Strongbridge or any other person acting in concert with Strongbridge and any other person.

15.4

No agreement, arrangement or understanding exists whereby ownership of any Strongbridge ordinary shares acquired in pursuance of the Acquisition will be transferred to any other person, but Xeris and HoldCo reserve the right to transfer any Strongbridge ordinary shares to any other member of the Xeris Group.

15.5

No arrangement exists between Xeris, HoldCo, or any person acting in concert with the Xeris Group or its affiliates and any other person. So far as the directors of Xeris and HoldCo are aware, there are no arrangements between persons acting in concert with Xeris or HoldCo and any other person.

15.6

For the purposes of this paragraph 15, “arrangement” means any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature between two or more persons, relating to relevant securities of Strongbridge or Xeris which is or may be an inducement to one or more such persons to deal or refrain from dealing in such securities.

15.7

See the sections entitled “The Transaction” and “Expenses Reimbursement Agreement” beginning on pages 59 and 157 of this joint proxy statement/prospectus, respectively, for a description of agreements and arrangements to which Xeris is a party and which relate to circumstances in which Xeris may or may not invoke a condition to the Transaction and the consequences of its doing so, including details of fees payable as a result. Save as disclosed in those sections of this joint proxy statement/prospectus, there are no such agreements or arrangements.

15.8

Save as disclosed in “The Transaction—Interests of Xeris’ Directors and Executive Officers in the Transaction”, the emoluments of the directors of Xeris will not be affected by the acquisition of Strongbridge or automatically as a consequence of the Acquisition.

16.	DOCUMENTS AVAILABLE FOR INSPECTION

16.1

Copies of the following documents will be available for inspection during usual business hours on any Business Day from the date of this document until completion of the Acquisition at the offices of A&L Goodbody LLP, International Financial Services Centre, North Wall Quay, Dublin 1, D01 H104, Ireland and online at www.xerisstrongbridge.com and at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, Ireland and online at www.xerisstrongbridge.com:

16.1.1	the Rule 2.5 Announcement made on May 24, 2021;

16.1.2	this joint proxy statement/prospectus dated July 28, 2021;

16.1.3	the memorandum of association and articles of association of Strongbridge;

16.1.4	the charter documents of Xeris and HoldCo;

16.1.5	Strongbridge’s annual report on Form 10-K for the fiscal year ended December 31, 2020;

16.1.6	Strongbridge’s annual report on Form 10-K for the fiscal year ended December 31, 2019;

16.1.7	Strongbridge’s quarterly report on Form 10-Q in respect of Strongbridge’s quarterly report for the period ended March 31, 2021;

16.1.8	Xeris’ annual report on Form 10-K for the fiscal year ended December 31, 2020;

16.1.9	Xeris’ annual report on Form 10-K for the fiscal year ended December 31, 2019;

16.1.10	Xeris’ quarterly report on Form 10-Q in respect of Strongbridge’s quarterly report for the period ended March 31, 2021;

16.1.11	the letters of consent referred to in paragraphs 11.1 and 11.2 as well as the consents pertaining to the reports described in sub-paragraph 6.1.13 below;

16.1.12	the material contracts referred to in paragraphs 6.1 and 6.2;

16.1.13

the reports pursuant to Rule 19.3(b)(ii) of the Irish Takeover Rules by KPMG Ireland and SVB Leerink on the Xeris merger benefits statement set forth on page 266 of this joint proxy statement/prospectus;

16.1.14	the CVR Agreement;

16.1.15	the Expenses Reimbursement Agreement;

16.1.16	the Transaction Agreement;

16.1.17

the irrevocable undertakings provided by each of the Independent Strongbridge Directors (other than Dr. Mårten Steen who does not hold any direct interests in Strongbridge securities), each Strongbridge executive officer, CAM Capital and HealthCap; and

16.1.18	the letter from MTS Securities to Strongbridge dated July 29, 2021 regarding the retention programs.

17.	XERIS’ CURRENT TRADING

On May 13, 2021, Xeris announced its financial results for the first quarter ended March 31, 2021, the principal highlights of which are set out below.

Xeris’ worldwide net losses were $18.4 million, compared to $29.2 million for the first quarter of 2020.

Trading information

On a U.S. GAAP basis, net sales were $8.1 million, compared to $1.7 million for the first quarter of 2020.

On a U.S. GAAP basis, total operating expenses were $23.1 million, compared to $28.3 million for the first quarter of 2020.

As of March 31, 2021, Xeris reported total cash, cash equivalents, and investments of $135.9 million, compared to $133.8 million at December 31, 2020.

On a U.S. GAAP basis, interest expense was $1.8 million, compared to $1.5 million for the first quarter of 2020.

Financial results for 2020 and 2019 are presented on a reported basis. Reported results were prepared in accordance with U.S. GAAP and include all revenue and expenses recognized during the period.

The information set forth above is only a summary that you should read in conjunction with Xeris’ audited consolidated financial statements as of and for the years ended December 31, 2020 and December 31, 2019 and Xeris’ unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2021, which have been incorporated in this joint proxy statement/prospectus by reference.

18.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF XERIS

The following table sets forth certain information as of the disclosure date, regarding the beneficial ownership of Xeris common stock by each person who is known by Xeris to beneficially own more than 5% of outstanding Xeris common stock.

Name	Number of shares of Xeris common stock beneficially owned	Percentage of ownership
Deerfield Management Company, L.P.	12,435,751	9.88%
Entities affiliated with Sessa Capital (Master), L.P.	6,607,100	9.94%

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares of Xeris common stock.

The percentages shown are based on approximately 66,497,370 shares of Xeris common stock issued and outstanding as of the disclosure date.

19.	GOVERNING LAW

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Irish High Court.

20.	IRISH TAKEOVER RULES AND IRISH TAKEOVER PANEL

The Acquisition is subject to the provisions of the Irish Takeover Panel Act 1997, the Irish Takeover Rules and the jurisdiction of the Irish Takeover Panel.

MERGER BENEFIT STATEMENT

The Rule 2.5 Announcement dated May 24, 2021 included the following statements regarding the synergies that may result from the Acquisition (the synergy statements):

Xeris anticipates that the Acquisition will provide approximately $50 million in pre-tax synergies and other cost reductions by the end of 2022.

The principal sources of potential synergies in 2022 are as follows:

•

approximately 51% of the $50 million from (i) the consolidation of R&D and business and central support functions and the elimination of redundant public company and other duplicate costs (approximately 41% of the $50 million) and (ii) the avoidance of future costs by utilizing Xeris’ corporate infrastructure (approximately 10% of the $50 million) and

•

approximately 49% of the $50 million from (i) the reduction of overlapping operations including marketing and medical affairs (approximately 15% of the $50 million) and (ii) the avoidance of future costs by utilizing Xeris’ commercial and medical affairs infrastructure (approximately 34% of the $50 million).

The synergies exclude any potential revenue synergies.

Subject to the Scheme becoming effective, Strongbridge shareholders will be able to share in any synergies resulting from the Acquisition by means of the HoldCo common stock they will receive under the Scheme.

There are various material assumptions underlying the synergy (including cost reduction and cost avoidance) estimates which may result in the synergies being materially greater or less than estimated. The estimate of synergies should therefore be read in conjunction with the key assumptions underlying the estimates.

The synergies, which include the cost reduction and cost avoidance statements, should not be construed as a profit forecast or interpreted to mean that HoldCo’s profits or earnings in the first full year following the Acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Xeris and/or Strongbridge for the relevant preceding financial period or any other period.

The estimate of synergies set out in the Rule 2.5 Announcement was reported on for the purposes of Rule 19.3(b)(ii) of the Irish Takeover Rules by (i) KPMG Ireland and (ii) SVB Leerink. Copies of their respective reports were included in Appendix IV and Appendix V to the Rule 2.5 Announcement. Each of KPMG Ireland and SVB Leerink gave and has not withdrawn its consent to the issue of the Rule 2.5 Announcement with the inclusion of its report.

Assumptions

The bases of belief (including sources of information and assumptions made) that support the expected synergies and other cost reductions are set out in the following paragraphs. The estimate of synergies has been reported on in accordance with Rule 19.3(b)(ii) of the Irish Takeover Rules.

The principal sources of potential synergies in 2022 are as follows:

•

approximately 51% of the $50 million from (i) the consolidation of R&D and business and central support functions and the elimination of redundant public company and other duplicate costs (approximately 41% of the $50 million) and (ii) the avoidance of future costs by utilizing Xeris’ corporate infrastructure (approximately 10% of the $50 million); and

•

approximately 49% of the $50 million from (i) the reduction of overlapping operations including marketing and medical affairs (approximately 15% of the $50 million) and (ii) the avoidance of future costs by utilizing Xeris’ commercial and medical affairs infrastructure (approximately 34% of the $50 million).

Synergy planning commenced in advance of the first approach by Xeris to the Strongbridge Board, when a Xeris working group, including members of the executive leadership team and other functional experts, was established to evaluate and assess the potential synergies available from the Acquisition and undertake an initial planning exercise.

Xeris’ management, aided by its previous operational and integration experience and through an understanding of Strongbridge’s operations and cost structure based on their own market intelligence and industry experience, and due diligence materials provided by Strongbridge, subsequently determined the source and scale of potential pre-tax synergies and other cost reductions. The pre-tax synergies and other cost reductions are incremental to Xeris’ and, to the best of Xeris’ knowledge, Strongbridge’s existing plans.

In preparing the merger benefits statement, both Xeris and Strongbridge have shared certain operating and financial information to facilitate an analysis in support of evaluating the potential synergies available from the Acquisition. In circumstances where data has been limited for commercial or other reasons, Xeris has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have in turn been informed by Xeris’ management’s industry experience and knowledge of the existing businesses.

When evaluating potential pre-tax cost synergies and other cost reductions the Xeris Board has assumed the following:

(a)	the cost bases for the quantification exercise are:

•	in respect of Xeris, the existing cost base and the projected cost base from 1 January 2021 to 31 December 2022; and

•	in respect of Strongbridge, the existing cost base and the projected cost base from 1 January 2021 to 31 December 2022;

(b)

FDA approval of levoketoconazole (proposed proprietary name of “Recorlev”) and a requirement for an additional 33 Strongbridge (on a standalone basis) full time sales, marketing, commercial operations and medical affairs employees in order to implement an effective sales strategy for Recorlev;

(c)	that the Scheme will become effective and HoldCo will acquire 100% of the issued and to be issued share capital of Strongbridge on completion of the Acquisition;

(d)	that there will be no material unanticipated impact on the combined company arising from any decisions made by competition or regulatory authorities;

(e)	that there will be no material change to the market dynamics affecting Xeris and/or Strongbridge following completion of the Acquisition;

(f)	that there will be no material change to exchange rates following completion of the Acquisition;

(g)	that Xeris will begin the process of realising potential synergies promptly following completion of the Acquisition;

(h)

that Xeris will be able to leverage its existing commercial infrastructure to support the potential launch of Recorlev, thus eliminating the need for additional commercial capabilities that Strongbridge had planned to build on its own; and

(i)	that the Transaction closes in Q4 2021 and synergies will begin to be realized almost immediately, with the full impact assumed to be realized in 2022.

In establishing the estimate of pre-tax synergies and other cost reductions the Xeris Board has assumed that Strongbridge’s operations, processes and procedures are comparable to those of Xeris’ related operations, except where publicly available information clearly indicates otherwise or the due diligence materials provided by Strongbridge to Xeris indicated otherwise.

In addition to information from Xeris’ and Strongbridge’s respective management teams, the sources of information that Xeris has used to arrive at the estimate of potential pre-tax synergies and other cost reductions include:

(a)	the Strongbridge annual report and accounts;

(b)	Strongbridge’s presentations to analysts;

(c)	Strongbridge’s website;

(d)	analysts’ research;

(e)	other public information;

(f)	Xeris’ knowledge of the industry and of Strongbridge; and

(g)	Xeris’ managements’ experience of synergies from previous transactions.

Xeris anticipates the cost to achieve expected synergies will be approximately $14 million, excluding transaction costs of approximately $19 million. Approximately $1 million of these costs are expected to be incurred by the end of 2021, approximately an incremental $11 million by the end of 2022 and approximately an incremental $2 million by the end of 2023.

There remains an inherent risk in the forward-looking synergy statements. No synergy statement should be construed as a profit forecast or interpreted to mean that HoldCo’s profits or earnings in the first full year following the Acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Xeris and/or Strongbridge for the relevant preceding financial period or any other period.

Annex A

DATED MAY 24, 2021

STRONGBRIDGE BIOPHARMA PLC,

XERIS PHARMACEUTICALS, INC.,

XERIS BIOPHARMA HOLDINGS, INC.

AND

WELLS MERGERSUB, INC.

TRANSACTION AGREEMENT

A-1

CONTENTS

1.	INTERPRETATION	A-1
	1.1 Definitions	A-1
	1.2 Construction	A-17
	1.3 Captions	A-17
	1.4 Time	A-17
2.	RULE 2.5 ANNOUNCEMENT, SCHEME DOCUMENT AND STRONGBRIDGE RULE 15 PROPOSALS	A-17
	2.1 Rule 2.5 Announcement	A-17
	2.2 Scheme	A-18
	2.3 Change in Shares	A-18
	2.4 Strongbridge Rule 15 Proposals	A-19
3.	IMPLEMENTATION OF THE SCHEME; XERIS SHAREHOLDERS MEETING	A-19
	3.1 Responsibilities of Strongbridge in Respect of the Scheme	A-19
	3.2 Responsibilities of Holdco and Xeris in Respect of the Scheme	A-21
	3.3 Mutual Responsibilities of the Parties	A-22
	3.4 Dealings with the Panel	A-23
	3.5 No Scheme Amendment by Strongbridge	A-24
	3.6 Switching to a Takeover Offer	A-24
	3.7 Preparation of Joint Proxy Statement and Form S-4; Xeris Shareholders Meeting	A-26
4.	EQUITY AWARDS	A-27
	4.1 Strongbridge Options	A-27
	4.2 Strongbridge Share Awards	A-28
	4.3 Other Actions in Connection with Assumption of Strongbridge Options	A-28
	4.4 Assumption of Share Plans	A-29
	4.5 Reasonable Best Efforts	A-29
	4.6 Amendment of Articles	A-29
	4.7 Fractional Entitlements	A-29
5.	STRONGBRIDGE AND XERIS CONDUCT	A-30
	5.1 Conduct of Business by Strongbridge	A-30
	5.2 Conduct of Business by Xeris	A-33
	5.3 Non-Solicitation Applicable to Strongbridge	A-34
	5.4 Non-Solicitation Applicable to Xeris	A-38
6.	REPRESENTATIONS AND WARRANTIES	A-41
	6.1 Strongbridge Representations and Warranties	A-41
	6.2 Xeris Representations and Warranties	A-61
7.	ADDITIONAL AGREEMENTS	A-79
	7.1 Investigation	A-79
	7.2 Consents and Regulatory Approvals	A-80
	7.3 Directors’ and Officers’ Indemnification and Insurance	A-82
	7.4 Employment and Benefit Matters	A-85
	7.5 Tax Matters	A-86
	7.6 Holdco Matters	A-86
	7.7 Stock Exchange Listing	A-87
	7.8 Rule 16b-3 Actions	A-87
	7.9 Xeris Parties’ Obligations	A-87
	7.10 Transaction Litigation	A-87
	7.11 Payoff Letter	A-88
	7.12 Treatment of Strongbridge Warrants	A-88

A-2

8.	COMPLETION OF ACQUISITION AND MERGER	A-88
	8.1 Completion	A-88
	8.2 Merger	A-91
	8.3 Xeris Share Awards	A-94
9.	TERMINATION	A-95
	9.1 Termination	A-95
	9.2 Certain Effects of Termination	A-97
10.	GENERAL	A-97
	10.1 Announcements	A-97
	10.2 Notices	A-98
	10.3 Assignment	A-99
	10.4 Counterparts	A-99
	10.5 Amendment	A-99
	10.6 Entire Agreement	A-99
	10.7 Inadequacy of Damages	A-100
	10.8 Remedies and Waivers	A-100
	10.9 Severability	A-100
	10.10 No Partnership and No Agency	A-100
	10.11 Further Assurance	A-100
	10.12 Costs and Expenses	A-101
	10.13 Governing Law and Jurisdiction	A-101
	10.14 Third Party Beneficiaries	A-101
	10.15 Non Survival of Representations and Warranties	A-101

EXHIBITS

8.1(e) – CVR Agreement

8.2(f)(i) – Certificate of Incorporation of Surviving Corporation

8.2(f)(ii) – Bylaws of Surviving Corporation

A-3

THIS TRANSACTION AGREEMENT is made on May 24, 2021

AMONG:

(1)	Xeris Pharmaceuticals, Inc., a corporation incorporated in the State of Delaware (hereinafter called “Xeris”),

(2)	Xeris Biopharma Holdings, Inc., a corporation incorporated in the State of Delaware (hereinafter called “Holdco”),

(3)	Wells MergerSub, Inc., a corporation incorporated in the State of Delaware (hereinafter called “MergerSub”), and

(4)

Strongbridge Biopharma plc, a public limited company incorporated in Ireland with registered number 562659 having its registered office at Suite 206, Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, Ireland (hereinafter called “Strongbridge”).

RECITALS:

(A)	Xeris has agreed to make a proposal to cause Holdco to acquire Strongbridge on the terms set out in the Rule 2.5 Announcement (as defined below).

(B)

This Transaction Agreement (this “Agreement”) sets out certain matters relating to the conduct of the Acquisition (as defined below) and the Merger (as defined below) that have been agreed by the Parties (as defined below).

(C)

The Parties intend that the Acquisition will be implemented by way of the Scheme (as defined below), although this may, subject to the consent (where required) of the Panel (as defined below), be switched to a Takeover Offer (as defined below) in accordance with the terms set out in this Agreement.

(D)

For U.S. federal income tax purposes, the Parties intend that the Scheme and the Merger, together, shall be treated as a transaction described under Section 351 of the Code (as defined below) with respect to the exchange of Strongbridge Shares or Xeris Shares for the Scheme Consideration or the Merger Consideration, respectively (the “Intended Tax Treatment”).

THE PARTIES AGREE as follows:

1.	INTERPRETATION

1.1	Definitions

In this Agreement the following words and expressions shall have the meanings set opposite them:

“Acquisition”, the proposed acquisition by Holdco of Strongbridge by means of the Scheme or the Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) pursuant to this Agreement (whether by way of the Scheme or the Takeover Offer) (including the issuance by Holdco of the aggregate Share Consideration and CVR Consideration pursuant to the Scheme or the Takeover Offer), as described in the Rule 2.5 Announcement and provided for in this Agreement;

“Act”, the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with the Act and every statutory modification and re-enactment thereof for the time being in force;

“Acting in Concert” shall have the meaning given to that term in the Takeover Panel Act, as amended;

“Actions”, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlement or enforcement actions by, from or before any Relevant Authority;

“Affiliate”, in relation to any person, another person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise) (provided that (i) the Merger Parties shall be deemed to be Affiliates of Xeris for purposes of this Agreement, and (ii) prior to Completion, the Merger Parties shall not be deemed to be Affiliates of Strongbridge for purposes of this Agreement);

“Agreed Form”, in relation to any document, the form of that document which has been agreed to by or on behalf of each of the Parties;

“Agreement” shall have the meaning given to that term in the Recitals;

“Antitrust Laws” shall have the meaning given to that term in Clause 7.2(d);

“Applicable Law(s)”, with respect to any Person, any federal, state, foreign or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, order or other similar requirement enacted, adopted, promulgated, applied or enforceable by a Governmental Entity that is binding on or applicable to such Person, including the Takeover Panel Act and the Takeover Rules;

“Avenue Loan Agreement”, the Term Loan Agreement, dated as of May 19, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among Strongbridge, as a guarantor, Strongbridge U.S. Inc., a corporation incorporated in the State of Delaware, as borrower, Cortendo AB (publ), a public limited liability company incorporated in Sweden, as a guarantor, Strongbridge Dublin Limited, a private limited company incorporated in Ireland, as a guarantor, certain Subsidiaries of Strongbridge from time to time thereto as guarantors, Avenue Venture Opportunities Fund, L.P., a limited partnership formed in the State of Delaware, as administrative agent and collateral agent, and the lenders party from time to time thereto;

“Bankruptcy and Equity Exceptions” shall have the meaning given to that term in Clause 6.1(q);

“Bribery Legislation”, all and any of the following if and as they may be applicable to any Person and/or their respective Subsidiaries by their terms: the United States Foreign Corrupt Practices Act of 1977; the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant Law in England and Wales relating to bribery and/or corruption, including, the Public Bodies Corrupt Practices Act 1889; the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001; the United Kingdom Bribery Act 2010; the Proceeds of Crime Act 2002; the relevant Laws in Ireland relating to bribery and/or corruption including the Criminal Justice (Corruption Offences) Act 2018 of Ireland; and any anti-bribery or anti-corruption related provisions including criminal and anti-competition laws and/or anti-bribery, anti-corruption and/or anti-money laundering laws of any jurisdiction in which a Person operates;

“Business Day”, any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

“Certificate of Merger” shall have the meaning given to that term in Clause 8.2(c);

“Clearances”, all consents, clearances, approvals, permissions, permits, nonactions, orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any Relevant Authority or other third party in connection with the implementation of the Merger, the Scheme and/or the Acquisition;

“Code”, the United States Internal Revenue Code of 1986, as amended;

“Completion”, completion of the Acquisition and the Merger;

“Completion Date” shall have the meaning given to that term in Clause 8.1(a)(i);

“Composition Agreement” shall have the meaning given to that term in Clause 6.1(n)(xvii).

“Concert Parties”, such persons as are deemed to be Acting in Concert with Xeris pursuant to Rule 3.3 of Part A of the Takeover Rules;

“Conditions”, the conditions to the Scheme and the Acquisition set out in paragraphs 1, 2, 3, 4 and 5 of Appendix III of the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Confidential Information” shall have the meaning given to that term in Clause 7.1(d);

“Confidentiality Agreement”, the confidentiality agreement between Strongbridge and Xeris dated as of February 2, 2021, as it may be amended from time to time;

“Consent”, any consent, approval, waiver, license, permit, variance, exemption, franchise, clearance, authorization, acknowledgment, order or other confirmation;

“Contract”, any contract, agreement, obligation, arrangement, purchase or sale order, understanding or instrument, lease, license, guarantee or other legally binding commitment or undertaking of any nature that is or is intended to be legally binding;

“Court Hearing”, the hearing by the High Court of the Petition to sanction the Scheme under Section 453 of the Act;

“Court Meeting”, the meeting or meetings of the Strongbridge Shareholders or, if applicable, the meeting or meetings of any class or classes of Strongbridge Shareholders (and in each case, any adjournment or postponement thereof) convened by (i) resolution of the Strongbridge Board or (ii) order of the High Court, in either case, pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Meeting Resolution”, the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

“Court Order”, the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act and, if applicable, confirming the reduction of capital that forms part of it under Sections 84 and 85 of the Act;

“COVID-19”, severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) or the disease it causes, known as coronavirus disease 2019, and any and all additional strains, variations or mutations thereof, or related or associated epidemics, pandemic or disease outbreaks.

“CVR” shall have the meaning given to that term in Clause 8.1(c)(i)(A);

“CVR Agreement” shall have the meaning given to that term in Clause 8.1(e);

“CVR Consideration” shall have the meaning given to that term in Clause 8.1(c)(i)(A);

“DGCL”, the General Corporation Law of the State of Delaware;

“Effective Date”, the date on which the Scheme becomes effective in accordance with its terms or, if the Acquisition is implemented by way of a Takeover Offer, the date on which the Takeover Offer has become (or has been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the Takeover Rules;

“Effective Time”, the time on the Effective Date at which the Court Order and, if applicable, a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies or, if the Acquisition is implemented by way of a Takeover Offer, the time on the Effective Date at which the Takeover Offer becomes (or is declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the Takeover Rules;

“EGM”, the extraordinary general meeting of the Strongbridge Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme, expected to be convened as soon as the preceding Court Meeting shall have been concluded (it being understood that if the Court Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed);

“EGM Resolutions”, collectively, the following resolutions to be proposed at the EGM: (i) an ordinary resolution to approve the Scheme and to authorize the Strongbridge Board to take all such action as it considers necessary or appropriate to implement the Scheme; (ii) if applicable, a special resolution to cancel, subject to the approval of the High Court, the issued share capital of Strongbridge (other than any Strongbridge Shares held by any member of the Xeris Group); (iii) if applicable, an ordinary resolution authorizing the Strongbridge Board to allot new ordinary shares to Holdco pursuant to this Agreement and the Scheme by capitalization of the reserve arising from the cancellation of the issued share capital of Strongbridge pursuant to the resolution described in clause (ii); (iv) a special resolution amending the Strongbridge Memorandum and Articles of Association in accordance with Clause 4.6 (the resolutions described in the foregoing clauses (i), (ii), (iii) and (iv), the “Required EGM Resolutions”); (v) an ordinary resolution that any motion by the Chairperson of the Strongbridge Board to adjourn or postpone the EGM, or any adjournments or postponements thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme or any of the Required EGM Resolutions to be approved; and (vi) any other resolutions as Strongbridge reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Xeris (such approval not to be unreasonably withheld, conditioned or delayed);

“EMA”, the European Medicines Agency;

“End Date”, the date that is nine months after the date of this Agreement;

“Environmental Law”, any Applicable Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labelling, production, release or disposal of Hazardous Substances;

“Environmental Permits”, all permits, licenses, franchises, consents (including consents required by Contract), variances, exemptions, orders, certificates, approvals and other similar authorizations of Governmental Entities required by Environmental Law and affecting, or relating to, the business of Strongbridge or any of its Subsidiaries, or the business of Xeris or any of its Subsidiaries, as applicable;

“ERISA”, the United States Employee Retirement Income Security Act of 1974, as amended;

“EUR”, “€”, or “euro”, euro, being the lawful currency of Ireland;

“European Data Protection Requirements” shall have the meaning given to that term in Clause 6.1(p)(xiii);

“Exchange Act”, the United States Securities Exchange Act of 1934, as amended;

“Exchange Agent”, the bank or trust company appointed by Xeris (and reasonably acceptable to Strongbridge) to act as exchange agent for the payment of the Scheme Consideration and Merger Consideration;

“Exchange Ratio” shall have the meaning given to that term in Clause 8.1(c)(i)(B);

“Excluded Scheme Share” shall have the meaning given to that term in Clause 3.3(c);

“Expenses Reimbursement Agreement”, the expenses reimbursement agreement dated as of the date hereof and entered into between Xeris and Strongbridge with the consent of the Panel;

“FCPA”, United States Foreign Corrupt Practices Act of 1977, as amended;

“FDA”, United States Food and Drug Administration;

“FDCA”, Federal Food, Drug, and Cosmetic Act of 1938, as amended;

“Form S-4” shall have the meaning given to that term in Clause 3.7(a)(ii);

“Fractional Entitlements” shall have the meaning given to that term in Clause 8.1(c)(i)(B);

“Good Clinical Practice” means the then current standards, practices and procedures for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials for pharmaceuticals (including all applicable requirements relating to protection of human subjects, financial disclosure by clinical investigators, and institutional review boards) promulgated or endorsed by any applicable Governmental Entity, including those of the United States, as set forth in the FDCA, 21 C.F.R. Parts 50, 54, 56 and 312, or other comparable Law of any comparable foreign Governmental Entity;

“Good Laboratory Practice” means the then current standards, practices and procedures for conducting nonclinical studies promulgated or endorsed by any applicable Governmental Entity, including those of the United States, as set forth in the FDCA, 21 C.F.R. Part 58, or other comparable Law of any comparable foreign Governmental Entity;

“Good Manufacturing Practice” means the then current standards, practices and procedures of any applicable Governmental Entity as in effect at the time of the manufacture, relating to the manufacturing, development, processing, storing, packaging, repackaging, testing, packing, labeling, relabeling, commercial and clinical distribution, transportation, importing, exporting, handling and holding of drug products, as set forth in the FDCA, 21 C.F.R. Parts 210, 211, 601, and 610, or other comparable Law of any comparable foreign Governmental Entity;

“Good Pharmacovigilance Practice” means the then current standards, practices and procedures for pharmacovigilance promulgated or endorsed by any applicable Governmental Entity, including those of the United States, as set forth in the FDCA, 21 C.F.R. § 314.80, or other comparable Law of any comparable foreign Governmental Entity;

“Governmental Entity”, (i) any Relevant Authority, (ii) any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any Relevant Authority, or (iii) any political party;

“Group”, in relation to any Party, such Party and its Subsidiaries;

“Hazardous Substance”, any substance, material or waste that is listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law or that is otherwise regulated by any Governmental Entity with jurisdiction over the environment or natural resources;

“Health Care Laws”, (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.); (ii) the Public Health Service Act (42 U.S.C. § 201 et seq.); (iii) all applicable federal, state, local and foreign health care related fraud and abuse, false claims, and anti-kickback laws, including, without limitation, the U.S. Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the U.S. Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h) and similar gift and disclosure laws, the U.S. Civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. §§ 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalties law (42 U.S.C. § 1320a-7a), and laws relating to price reporting requirements and the requirements relating to the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8), any state supplemental rebate program, and Medicare average sales price reporting (42 U.S.C. § 1395w-3a); (iv) state laws relating to the manufacture, sale and distribution of pharmaceutical and medical products; (v) Medicare (Title XVIII of the Social Security Act); and (vi) Medicaid (Title XIX of the Social Security Act);

“High Court”, the High Court of Ireland;

“Holdco” shall have the meaning given to that term in the Preamble;

“Holdco Board”, the board of directors of Holdco;

“Holdco Bylaws”, the By-Laws of Holdco;

“Holdco Certificate of Incorporation” shall have the meaning given to that term in Clause 6.2(a)(ii)(C);

“Holdco Shares”, the shares of common stock, par value $0.0001, of Holdco;

“HSR Act”, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“IND” means an investigational new drug application submitted to FDA under the FDCA and 21 C.F.R. Part 312;

“Indemnified Parties” shall have the meaning given to that term in Clause 7.3(d);

“Information Security Reviews” shall have the meaning given to that term in Clause 6.1(p)(xi);

“Intellectual Property Rights”, any and all common law or statutory rights anywhere in the world in, or arising under: (i) patents, utility models, statutory invention registrations, registered designs, and similar or equivalent rights in inventions and any applications relating to any of the foregoing (“Patents”); (ii) trademarks, service marks, trade dress, trade names, logos, and other designations or indicia of origin, and all registrations and applications relating to the foregoing (“Marks”); (iii) domain names, uniform resource locators, Internet Protocol addresses, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services; (iv) registered and unregistered copyrights and any other equivalent rights in works of authorship (whether or not registerable, including rights in software as a work of authorship) and moral rights and any other related rights of authors, all registrations and applications to register the same, and all renewals, extensions, reversions and restorations thereof (“Copyrights”); (v) trade secrets and industrial secret rights, and rights in confidential or proprietary know-how, data and business or technical information, including formulations, formulae, technical, research, clinical and other data, in each case, that derives independent economic value, whether actual or potential, from not being known to other Persons (“Trade Secrets”); and (vi) data base and data collection rights and other intellectual property or proprietary rights arising under the laws of any jurisdiction anywhere in the world;

“Intended Tax Treatment” shall have the meaning given to that term in the Recitals;

“Intervening Event”, with respect to Strongbridge or Xeris, as applicable, a material event, development, occurrence, state of facts or change that was not known to the Strongbridge Board or the Xeris Board, as applicable, on the date of this Agreement, which event, development, occurrence, state of facts or change becomes known to the Strongbridge Board or the Xeris Board, as applicable, before the Strongbridge Shareholder Approval or the Xeris Shareholder Approval, as applicable; provided, that in no event (i) shall any action taken by either Party pursuant to and in compliance with the affirmative covenants set forth in Clause 7.2 of this Agreement, and the consequences of any such action, constitute an Intervening Event, (ii) shall the receipt, existence of or terms of any Strongbridge Alternative Proposal or any enquiry relating thereto or the consequences thereof constitute an Intervening Event with respect to Strongbridge, and (iii) shall the receipt, existence of or terms of any Xeris Alternative Proposal or any enquiry relating thereto or the consequences thereof constitute an Intervening Event with respect to Xeris;

“Ireland”, Ireland, excluding Northern Ireland, and the word “Irish” shall be construed accordingly;

“IRS” shall have the meaning given to that term in Clause 6.1(n)(ii);

“Joint Proxy Statement” shall have the meaning given to that term in Clause 3.7(a);

“knowledge”, in relation to Strongbridge, the actual knowledge, after due inquiry, of the executive officers of Strongbridge listed in Clause 1.1(a) of the Strongbridge Disclosure Schedule, and in relation to Xeris, the actual knowledge, after due inquiry, of the executive officers of Xeris listed in Clause 1.1(a) of the Xeris Disclosure Schedule; provided that, for clarity, with respect to Intellectual Property Rights, such due inquiry in the case of Strongbridge and Xeris is not required to include freedom to operate analyses, clearance searches, validity or noninfringement analyses or opinions, or any other similar analyses or opinions of counsel;

“Law”, any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, agency requirement, license or permit of any Relevant Authority;

“Lien” shall have the meaning given to that term in Clause 6.1(c)(iii);

“made available” and words of similar import, mean that the relevant documents, instruments or materials were (A) with respect to Xeris, posted and made available to Xeris on the Strongbridge due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis), or, with respect to Strongbridge, posted or made available to Strongbridge on the Xeris due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis), as applicable, in each case, at least one day prior to the date of this Agreement; (B) provided via electronic mail at least one day prior to the date of this Agreement (including materials provided to outside counsel); or (C) publicly available and filed as an exhibit to Strongbridge SEC Documents or Xeris SEC Documents (in each case to the extent that such documents are unredacted) available on the SEC EDGAR database since January 1, 2018 and prior to at least one day prior to the date of this Agreement;

“Material Adverse Effect”, with respect to a Party, any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would be reasonably be expected to have (1) a material adverse effect on the ability of such Party to consummate the transactions contemplated hereby or (2) a material adverse effect on the business, operations or condition (financial or otherwise), assets or liabilities of such Party and its Subsidiaries, taken as a whole, but, in the case of this clause (2), shall not include: (a) any event, change, effect, circumstance, fact, development or occurrence to the extent arising from (i) changes generally affecting the industries in which such Party or any of its Subsidiaries operate, (ii) changes generally affecting the economy or the financial, debt, credit or securities markets, in the United States or elsewhere, (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (iv) any epidemic or pandemic (including COVID-19) hurricane, earthquake, flood, calamity or other natural disasters or acts of God or any worsening thereof, (v) changes or proposed changes in Law (including rules and regulations), interpretations thereof, regulatory conditions or U.S. GAAP or other accounting standards (or interpretations thereof) (provided, that in each of the foregoing clauses (i)-(v), such events may be taken into account to the extent such Party is disproportionately affected relative to other similarly situated companies) or (vi) actions of such Party or any of its Subsidiaries which the other Party has expressly requested in writing; or (b) any decline in the stock price of the shares of such Party on Nasdaq or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a Material Adverse Effect); or (c) any event, change, effect, circumstance, fact, development or occurrence resulting from the announcement or the existence of this Agreement or the transactions contemplated hereby or the performance of and the compliance with this Agreement, including any litigation arising therefrom or with respect thereto (except that this clause (c) shall not apply with respect to such Party’s representations and warranties in Clause 6.1(c)(iii) or Clause 6.2(c)(iii), as the case may be);

“Merger” shall have the meaning given to that term in Clause 8.2(b);

“Merger Consideration” shall have the meaning given to that term in Clause 8.2(g)(i);

“Merger Effective Time” shall have the meaning given to that term in Clause 8.2(c);

“Merger Parties”, collectively Holdco and MergerSub;

“MergerSub” shall have the meaning given to that term in the Preamble;

“Nasdaq”, The Nasdaq Stock Market;

“NDA” means a new drug application submitted to FDA under Section 505 of the FDCA and 21 C.F.R. Part 314;

“New 401(k) Plan” shall have the meaning given to that term in Clause 7.4(e);

“New Plans” shall have the meaning given to that term in Clause 7.4(b);

“Non-U.S. Plan” shall have the meaning given to that term in Clause 6.1(i)(ix);

“Non-U.S. Xeris Benefit Plan” shall have the meaning given to that term in Clause 6.2(i)(viii);

“Old Plans” shall have the meaning given to that term in Clause 7.4(b);

“Organisational Documents”, memorandum of association, articles of association, articles of incorporation, certificate of incorporation or by-laws or other equivalent organisational document, as appropriate;

“Other Merger Party Organisational Documents” shall have the meaning given to that term in Clause 6.2(a)(ii)(C);

“Other Xeris Share-Based Awards” shall have the meaning given to that term in Clause 8.3(a)(iii);

“Panel”, the Irish Takeover Panel;

“Parties”, Strongbridge and the Xeris Parties and “Party” shall mean either Strongbridge, on the one hand, or Xeris or the Xeris Parties (whether individually or collectively), on the other hand (as the context requires);

“Payoff Letter” shall have the meaning given to that term in Clause 7.11;

“Permitted Lien”, (i) any Liens for utilities or current Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (iv) gaps in the chain of title evident from the records of the applicable Governmental Entity maintaining such records, easements, rights-of-way, covenants, restrictions and other encumbrances of record as of the date of this Agreement, (v) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business consistent with past practice that do not materially detract from the value or the use of the property subject thereto, (vi) statutory landlords’ liens and liens granted to landlords under any lease, (vii) non-exclusive licenses granted under Intellectual Property Rights in the ordinary course of business consistent with past practice, (viii) any purchase money security interests, equipment leases or similar financing arrangements, (ix) any Liens which are disclosed on the balance sheet of Strongbridge as of March 31, 2021 and the footnotes thereto set forth in Strongbridge’s Annual Report on Form 10-Q for the quarterly period ended March 31, 2021 (in the case of Liens applicable to Strongbridge or any of its Subsidiaries) or the balance sheet of Xeris as of March 31, 2021 and the footnotes thereto set forth in Xeris’ Annual Report on Form 10-Q for the quarterly period ended March 31, 2021 (in the case of Liens applicable to Xeris or any of its Subsidiaries), (x) any Liens that are discharged at or prior to the Effective Time, (xi) Liens securing the obligations under the Avenue Loan Agreement (in the case of Strongbridge or any of its Subsidiaries), or (xii) any Liens that are not material to Strongbridge and its Subsidiaries or Xeris and its Subsidiaries, as applicable, taken as a whole;

“Person” or “person”, an individual, group (including a “group” under Section 13(d) of the Exchange Act), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Relevant Authority or any department, agency or political subdivision thereof;

“Personal Data”, any information defined as “personal data”, “personally identifiable information”, “personal information”, or “protected health information” under any Privacy Legal Requirement or Privacy Commitment, and all information that can reasonably be used to identify a natural person (including all information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual, including without limitation name, address, telephone number, electronic mail address, social security number, bank account number or credit card number);

“Petition”, the petition to the High Court seeking the Court Order;

“PHSA”, the Public Health Service Act, as amended from time to time;

“Privacy Commitments”, (a) contractual obligations to Third Parties with respect to Personal Data, and (b) any legally binding commitment (including any legally binding privacy policy) with respect to collection, processing, maintenance or transfer of Personal Data;

“Privacy Legal Requirement”, all Applicable Laws that pertain to privacy or the processing of Personal Data, including (i) the Health Insurance Portability and Accountability Act of 1996 or HIPAA (42 U.S.C. § 1320d et seq.), (ii) the California Consumer Privacy Act, (iii) U.S. state data security laws and regulations such as the New York SHIELD Act, the Massachusetts Standards for the protection of personal information of residents of the Commonwealth, 201 CMR 17, all state data breach notification laws, and state biometric privacy laws;

(iv) applicable requirements of comparable state and foreign Applicable Laws such as the EU Data Protection Directive 95/46/EC of 24 October 1995, the EU General Data Protection Regulation 2016/679/EU of April 27, 2016 (GDPR) and all corresponding member state legislation, the EU ePrivacy Directive 2002/58/EC of 12 July 2002 concerning the processing of personal data and the protection of privacy in the electronic communications sector as amended by Directive 2006/24/EC and Directive 2009/136/EC and the related implementing legislation of the EU member states, (v) the UK GDPR and the United Kingdom’s Data Protection Act 2018, (vi) Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of consumer Personal Data, (vii) the Swiss Federal Act on Data Protection of June 19, 1992 (FADP) and its ordinances, (viii) the Japanese Act on the Protection of Personal Information, (ix) the Irish Data Protection Act 2018, and (x) CAN-SPAM, the Telephone Consumer Protection Act, Canada’s anti-spam legislation and other similar Applicable Laws;

“Products”, each product or product candidate that is being researched, tested, developed, commercialized, manufactured, marketed, sold or distributed by or on behalf of the applicable Party or any of its Subsidiaries;

“Registered Intellectual Property”, all United States, international or foreign (i) Patents and Patent applications (including provisional applications, divisionals, reissues, reexaminations, continuations and continuations-in-part); (ii) registered Marks and applications to register Marks; (iii) registered Copyrights and applications for Copyright registration; (iv) registered Internet domain names; and (v) any other Intellectual Property Rights that are subject to any filing or recording with any state, provincial, federal, government or other public or quasi-public legal authority;

“Registrar of Companies”, the Registrar of Companies in Dublin, Ireland;

“Regulatory Information Service”, a regulatory information service as defined in the Takeover Rules;

“Relevant Authority”, any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, division, political subdivision, bureau or other regulatory authority, agency, including courts and other judicial bodies, or any competition, antitrust or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including, for the avoidance of doubt, the Panel, the High Court, and the SEC;

“Representatives”, in relation to any person, the directors, officers, employees, agents, investment bankers, financial advisors, legal advisors, accountants, brokers, finders, consultants or representatives of such person;

“Resolutions”, the EGM Resolutions and the Court Meeting Resolution, which will be set out in the Scheme Document;

“Restricted Xeris Share” shall have the meaning given to that term in Clause 8.3(a)(ii);

“Review Board”, all institutional review boards, privacy boards, data safety monitoring boards or ethics committees responsible for review, oversight, or approval of any clinical trial involving a Strongbridge Product or a Xeris Product in any jurisdiction;

“Rule 2.5 Announcement”, the announcement in the Agreed Form to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules;

“Sanctioned Country”, any of Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine;

“Sanctioned Person”, any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including the Sanctions Laws of the United States, the United Kingdom, the European Union or the United

Nations, including (i) any Person identified in any list of Sanctioned Persons maintained by (A) the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security or the United States Department of State, (B) Her Majesty’s Treasury of the United Kingdom, (C) any committee of the United Nations Security Council, or (D) the European Union, (ii) any Person located, organized, or resident in, organized in, or a Governmental Entity or government instrumentality of, any Sanctioned Country and (iii) any Person directly or indirectly 50% or more owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii);

“Sanctions Laws”, all Applicable Laws concerning economic sanctions, including embargoes, export restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with specified Persons or countries or the ability to take an ownership interest in assets of specified Persons or located in a specified country, including any Applicable Laws threatening to impose economic sanctions on any person for engaging in proscribed behaviour;

“Sarbanes-Oxley Act” shall have the meaning given to that term in Clause 6.1(d)(i);

“Scheme”, the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and, if applicable, the capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to this Agreement, on such terms and in such form as is consistent with the terms agreed by the Parties as set out in the Rule 2.5 Announcement and on such other terms as the Parties mutually agree in writing, including any revision of the scheme of arrangement as may be agreed between the Parties in writing and, if required, by the High Court;

“Scheme Consideration” shall have the meaning given to that term in Clause 8.1(c)(i)(B);

“Scheme Document”, a document (or the relevant sections of the Joint Proxy Statement comprising the scheme document) (including any amendments or supplements thereto) to be distributed to Strongbridge Shareholders and, for information only, to Strongbridge Equity Award Holders, Strongbridge Warrant Holders and the Strongbridge Convertible Holder containing (i) the Scheme, (ii) the notice or notices of the Court Meeting and EGM, (iii) an explanatory statement as required by Section 452 of the Act with respect to the Scheme, (iv) such other information as may be required or necessary pursuant to the Act and the Takeover Rules and (v) such other information as Strongbridge and Xeris shall agree;

“Scheme Recommendation”, the recommendation of the Strongbridge Board that Strongbridge Shareholders vote in favour of the Resolutions;

“SEAS” shall have the meaning given to that term in Clause 6.1(n)(iii).

“SEC”, the United States Securities and Exchange Commission;

“Securities Act”, the United States Securities Act of 1933, as amended;

“Share Consideration” shall have the meaning given to that term in Clause 8.1(c)(i)(B);

“Specified Jurisdiction” shall mean any jurisdiction in which Xeris, Strongbridge or any of their Affiliates operate their respective businesses or own any assets;

“Specified Termination” shall have the meaning given to that term in Clause 9.2;

“Strongbridge” shall have the meaning given to that term in the Preamble;

“Strongbridge 2015 Plan” shall mean the Strongbridge 2015 Equity Compensation Plan.

“Strongbridge 401(k) Plan” shall have the meaning given to that term in Clause 7.4(e);

“Strongbridge Alternative Proposal” shall have the meaning given to that term in Clause 5.3(h);

“Strongbridge Benefit Plan”, each employee or director benefit plan, arrangement, policy, program or agreement, whether or not written, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA (whether or not such plan is subject to ERISA), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, equity purchase, equity or equity-based, severance, retention, employment, change of control, medical, dental, vision, prescription, supplemental unemployment benefits or post-employment or retirement, or fringe benefit plan, arrangement, policy, program or agreement that is or has been sponsored, maintained or contributed to by any member of the Strongbridge Group or which any member of the Strongbridge Group is obligated to sponsor, maintain or contribute to, or with respect to which any member of the Strongbridge Group is a party or has or may have liability;

“Strongbridge Board”, the board of directors of Strongbridge;

“Strongbridge Capitalisation Date” shall have the meaning given to that term in Clause 6.1(b)(i);

“Strongbridge Change of Recommendation” shall have the meaning given to that term in Clause 5.3(c);

“Strongbridge Convertible Holder”, Avenue Venture Opportunity Fund L.P.;

“Strongbridge Deferred Shares” shall have the meaning given to that term in Clause 6.1(b)(i);

“Strongbridge Directors”, the members of the board of directors of Strongbridge;

“Strongbridge Disclosure Schedule” shall have the meaning given to that term in Clause 6.1;

“Strongbridge Employees”, the employees of Strongbridge or any Subsidiary of Strongbridge who remain employed after the Effective Time;

“Strongbridge Equity Award Holders”, the holders of Strongbridge Options and/or Strongbridge Share Awards;

“Strongbridge Exchange Fund” shall have the meaning given to that term in Clause 8.1(d)(i);

“Strongbridge Group”, Strongbridge and all of its Subsidiaries;

“Strongbridge Health Care Permits” shall have the meaning given to that term in Clause 6.1(m)(ii);

“Strongbridge Indemnification Agreements” shall have the meaning given to that term in Clause 7.3(a);

“Strongbridge Indemnified Parties” and “Strongbridge Indemnified Party” shall have the meaning given to such term in Clause 7.3(c);

“Strongbridge Intellectual Property”, the Intellectual Property Rights owned or purported to be owned by Strongbridge or any of its Subsidiaries;

“Strongbridge Licensed Intellectual Property”, any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) or otherwise granted to Strongbridge or any of its Subsidiaries;

“Strongbridge Material Adverse Effect”, a Material Adverse Effect with respect to Strongbridge;

“Strongbridge Material Contracts” shall have the meaning given to that term in Clause 6.1(t)(i);

“Strongbridge Memorandum and Articles of Association” shall have the meaning given to that term in Clause 6.1(a)(i);

“Strongbridge Option”, an option to purchase Strongbridge Shares;

“Strongbridge Patents” shall have the meaning given to that term in Clause 6.1(p)(v);

“Strongbridge Permits” shall have the meaning given to that term in Clause 6.1(g)(ii);

“Strongbridge Permitted Lien”, shall refer to Permitted Liens on property held by Strongbridge;

“Strongbridge Preferred Shares” shall have the meaning given to that term in Clause 6.1(b)(i);

“Strongbridge Product”, all Products with respect to Strongbridge;

“Strongbridge Registered IP” shall have the meaning given to that term in Clause 6.1(p)(i);

“Strongbridge Reimbursement Payment” shall have the meaning given to that term in Clause 9.2;

“Strongbridge Rollover Option” shall have the meaning given to that term in Clause 4.1;

“Strongbridge Rule 15 Proposals”, the proposals of Xeris to the Strongbridge Equity Award Holders, Strongbridge Warrant Holders and Strongbridge Convertible Holder to be made in accordance with Clause 4, Rule 15 of the Takeover Rules and the terms of (as applicable) the Strongbridge Share Plans, the Strongbridge Warrants and the Avenue Loan Agreement;

“Strongbridge SEC Documents” shall have the meaning given to that term in Clause 6.1(d)(i);

“Strongbridge Share Award”, an award denominated in Strongbridge Shares, other than a Strongbridge Option;

“Strongbridge Share Plans”, the Strongbridge 2015 Plan, the Strongbridge Non-Employee Director Equity Compensation Plan, the Strongbridge 2017 Inducement Plan and the individual award agreements utilized by Strongbridge prior to the adoption of the Strongbridge 2015 Plan;

“Strongbridge Shareholder Approval”, (i) the approval of the Scheme by a majority in number of the members of each class of Strongbridge Shareholders (including as may be directed by the High Court pursuant to Section 450(5) of the Act) representing, at the relevant voting time, at least seventy five per cent (75%) in value of the Strongbridge Shares of that class held by such Strongbridge Shareholders present and voting either in person or by proxy, at the Court Meeting (or at any adjournment or postponement of such meeting) and (ii) each of the Required EGM Resolutions being duly passed by the requisite majorities of Strongbridge Shareholders at the EGM (or at any adjournment or postponement of such meeting);

“Strongbridge Shareholders”, the holders of Strongbridge Shares;

“Strongbridge Shares”, the ordinary shares of $0.01 each in the capital of Strongbridge;

“Strongbridge Superior Proposal” shall have the meaning given to that term in Clause 5.3(i);

“Strongbridge Warrant Holders”, the holders of the Strongbridge Warrants;

“Strongbridge Warrants” means the following warrants issued by Strongbridge: (i) the warrants issued on December 22, 2016, in connection with a private placement of Strongbridge Shares, under which 5,030,000

Strongbridge Shares were issuable (the “Strongbridge Private Placement Warrants”); (ii) the warrants issued on December 28, 2016, in connection with Horizon and Oxford loan agreement, under which 160,714 Strongbridge Shares were issuable; (iii) the warrants issued on January 16, 2018, to CR Group lenders, under which 1,248,250 Strongbridge Shares were issuable; (iv) the warrants issued on July 14, 2017, to CR Group lenders, under which 394,289 Strongbridge Shares were issuable; (v) the warrant issued on May 19, 2020, to Avenue Venture Opportunities Fund, L.P., under which 267,390 Strongbridge Shares were issuable; and (vi) the warrant issued on December 30, 2020, to Avenue Venture Opportunities Fund, L.P., under which 267,390 Strongbridge Shares were issuable, in each case as of the Strongbridge Capitalisation Date (the warrants in clauses (iii) through (vi) collectively, the “Strongbridge Assumed Warrants”);

“Subscription Amount” shall have the meaning given to that term in Clause 3.3(c);

“Subscription Completion” shall have the meaning given to that term in Clause 3.3(c);

“Subsidiary”, in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power (provided that the Merger Parties shall be deemed to be Subsidiaries of Xeris for purposes of this Agreement);

“Surviving Corporation” shall have the meaning given to that term in Clause 8.2(b);

“Takeover Offer”, an offer in accordance with Clause 3.6 for the entire issued share capital of Strongbridge (other than any Strongbridge Shares beneficially owned by Xeris or any member of the Xeris Group (if any)) including any amendment or revision thereto pursuant to this Agreement, the full terms of which would be set out in the Takeover Offer Document or as the case may be, any revised offer documents;

“Takeover Offer Document”, if following the date of this Agreement, Xeris elects to implement the Acquisition by way of the Takeover Offer in accordance with Clause 3.6, the document to be despatched to Strongbridge Shareholders and others by Holdco and Xeris containing, amongst other things, the Takeover Offer, the Conditions (save as Xeris determines not to be appropriate in the case of a Takeover Offer) and certain information about Holdco, Xeris and Strongbridge and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act”, the Irish Takeover Panel Act 1997 (as amended);

“Takeover Rules”, the Irish Takeover Panel Act 1997 (as amended), Takeover Rules, 2013, as amended;

“Tax” (and “Taxes”) shall have the meaning given to that term in Clause 6.1(n)(ii);

“Tax Authority” shall have the meaning given to that term in Clause 6.1(n)(ii);

“Tax Return” shall have the meaning given to that term in Clause 6.1(n)(ii);

“Taxable” shall have the meaning given to that term in Clause 6.1(n)(ii);

“Taxation” shall have the meaning given to that term in Clause 6.1(n)(ii);

“Third Party”, any Person or Group, other than Strongbridge, Xeris or any of their respective Affiliates or Representatives;

“U.S.” or “United States”, the United States of America, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“U.S. GAAP”, U.S. generally accepted accounting principles;

“US$”, “$” or “U.S. dollars”, United States dollars, the lawful currency of the United States;

“VAT” means (i) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/11); and (ii) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clause (i) above, or imposed elsewhere;

“Willful Breach”, a material breach that is a consequence of an act undertaken or a failure to take an act by the breaching Party with the knowledge that the taking of such act or the failure to take such act would, or would reasonably be expected to, cause a material breach of this Agreement;

“Xeris” shall have the meaning given to that term in the Preamble;

“Xeris Alternative Proposal” shall have the meaning given to that term in Clause 5.4(h);

“Xeris Benefit Plan”, each employee or director benefit plan, arrangement, policy, program or agreement, whether or not written, including any employee welfare benefit plan within the meaning of Section 3(1) of ERISA (whether or not such plan is subject to ERISA), any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, equity purchase, equity or equity-based, severance, retention, employment, change of control, medical, dental, vision, prescription, supplemental unemployment benefits or post-employment or retirement, or fringe benefit plan, arrangement, policy program or agreement that is or has been sponsored, maintained or contributed to by any member of the Xeris Group or which any member of the Xeris Group is obligated to sponsor, maintain or contribute to, or with respect to which any member of the Xeris Group is a party or has or may have liability;

“Xeris Board”, the board of directors of Xeris;

“Xeris Book Entry Shares” shall have the meaning given to that term in Clause 8.2(g)(i);

“Xeris Bylaws”, the By-Laws of Xeris;

“Xeris Certificate of Incorporation” shall have the meaning given to that term in Clause 6.2(a);

“Xeris Certificates” shall have the meaning given to that term in Clause 8.2(g)(i);

“Xeris Change of Recommendation” shall have the meaning given to that term in Clause 5.4(c);

“Xeris Directors”, the members of the board of directors of Xeris;

“Xeris Disclosure Schedule” shall have the meaning given to that term in Clause 6.2;

“Xeris ESPP”, the Xeris 2018 Employees Stock Purchase Plan, as amended;

“Xeris Exchange Fund” shall have the meaning given to that term in Clause 8.2(h)(i);

“Xeris Group”, Xeris and all of its Subsidiaries;

“Xeris Health Care Permits” shall have the meaning given to that term in Clause 6.2(m)(ii);

“Xeris Indemnified Parties” and “Xeris Indemnified Party” shall have the meaning given to such term in Clause 7.3(d);

“Xeris Intellectual Property”, the Intellectual Property Rights owned or purported to be owned by Xeris or any of its Subsidiaries;

“Xeris IPO Date” shall have the meaning given to that term in Clause 6.2(d)(i);

“Xeris Licensed Intellectual Property”, any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) or otherwise granted to Xeris or any of its Subsidiaries;

“Xeris Material Adverse Effect”, a Material Adverse Effect with respect to Xeris;

“Xeris Material Contract” shall have the meaning given to that term in Clause 6.2(t)(i);

“Xeris Parties”, collectively, Xeris, Holdco, and MergerSub;

“Xeris Patents” shall have the meaning given to that term in Clause 6.2(p)(v);

“Xeris Permits” shall have the meaning given to that term in Clause 6.2(g)(ii);

“Xeris Permitted Lien”, shall refer to Permitted Liens on property held by Xeris;

“Xeris Preferred Shares” shall have the meaning given to that term in Clause 6.2(b)(i);

“Xeris Product”, all Products with respect to Xeris;

“Xeris Recommendation” shall have the meaning given to that term in Clause 2.1(e);

“Xeris Registered IP” shall have the meaning given to that term in Clause 6.2(p)(i);

“Xeris Reimbursement Payments” shall have the meaning given to that term in the Expenses Reimbursement Agreement;

“Xeris SEC Documents” shall have the meaning given to that term in Clause 6.2(d)(i);

“Xeris Share Award”, an award denominated in Xeris Shares, other than a Xeris Share Option;

“Xeris Share Option” shall have the meaning given to that term in Clause 8.3(a)(i);

“Xeris Share Plans”, the Xeris 2011 Stock Option/Stock Issuance Plan, the Xeris 2018 Stock Option and Incentive Plan and the Xeris Inducement Equity Plan;

“Xeris Shareholder Approval” shall have the meaning given to that term in Clause 6.2(s);

“Xeris Shareholders”, the holders of Xeris Shares;

“Xeris Shareholders Meeting” shall have the meaning given to that term in Clause 3.7(c);

“Xeris Shares”, the shares of common stock, par value $0.0001 per share; and

“Xeris Superior Proposal” shall have the meaning given to that term in Clause 5.4(i).

1.2	Construction

(a)

In this Agreement, words such as “hereunder”, “hereto”, “hereof” and “herein” and other words commencing with “here” shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof.

(b)

In this Agreement, save as otherwise provided herein, any reference herein to a section, clause, schedule or paragraph shall be a reference to a section, subsection, clause, subclause, paragraph or subparagraph (as the case may be) of this Agreement.

(c)

In this Agreement, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof and shall also include any subordinate legislation made from time to time under such provision, and any reference to any provision of any legislation, unless the context clearly indicates to the contrary, shall be a reference to legislation of Ireland.

(d)	In this Agreement, the masculine gender shall include the feminine and neuter and vice versa and the singular number shall include the plural and vice versa.

(e)

In this Agreement, any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term.

(f)

In this Agreement, any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

(g)

In this Agreement, any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein.

(h)	In this Agreement, references to “dollars” and “$” means US$, and references to “euros” and “€” means EUR.

(i)	In this Agreement, references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.”

1.3	Captions

The table of contents and the headings or captions to the clauses in this Agreement are inserted for convenience of reference only and shall not affect the interpretation or construction thereof.

1.4	Time

References to times are to New York City times unless otherwise specified.

2.	RULE 2.5 ANNOUNCEMENT, SCHEME DOCUMENT AND STRONGBRIDGE RULE 15 PROPOSALS

2.1	Rule 2.5 Announcement

(a)	Each Party confirms that its respective board of directors (or a duly authorised committee thereof) has approved the contents and release of the Rule 2.5 Announcement.

(b)

Forthwith upon the execution of this Agreement, Strongbridge and Xeris shall jointly, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Rule 2.5 Announcement to a Regulatory Information Service by no later than 11:59 a.m., New York City time, on May 24, 2021, or such later time as may be agreed between the Parties in writing.

(c)

The obligations of Strongbridge and Xeris under this Agreement, other than the obligations under Clause 2.1(b), shall be conditional on the release of the Rule 2.5 Announcement to a Regulatory Information Service.

(d)

Strongbridge confirms that, as of the date hereof, the Strongbridge Board considers that the terms of the Scheme as contemplated by this Agreement are fair and reasonable and that the Strongbridge Board has resolved to recommend to the Strongbridge Shareholders that they vote in favour of the Resolutions. The recommendation of the Strongbridge Board that the Strongbridge Shareholders vote in favour of the Resolutions, and the related opinion of the financial adviser to the Strongbridge Board, are set out in the Rule 2.5 Announcement and, subject to Clause 5.3, shall be incorporated in the Scheme Document and any other document sent to Strongbridge Shareholders in connection with the Acquisition to the extent required by the Takeover Rules or the rules of the SEC.

(e)

Xeris confirms that, as of the date hereof, the Xeris Board considers that this Agreement (and the entry into this Agreement) and the consummation of the transactions contemplated by this Agreement, including, without limitation, the Merger are advisable, fair to and in the best interests of Xeris and the Xeris Shareholders and that the Xeris Board has resolved to recommend to the Xeris Shareholders that they adopt this Agreement and approve the Merger (the “Xeris Recommendation”). The Xeris Recommendation is set out in the Rule 2.5 Announcement and, subject to Clause 5.4, shall be incorporated in the Joint Proxy Statement and any other document sent to Xeris Shareholders in connection with the Acquisition to the extent required by Applicable Law or the rules of the SEC.

(f)	The Conditions are hereby incorporated in and shall constitute a part of this Agreement.

2.2	Scheme

Subject to Clause 3.6:

(a)

Strongbridge agrees that it will propose the Scheme to the Strongbridge Shareholders in the manner set out in Clause 3 and, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of the Conditions (with the exception of Conditions 2(c) and 2(d)), will, in the manner set out in Clause 3, petition the High Court to sanction the Scheme so as to facilitate the implementation of the Acquisition;

(b)

Holdco agrees that it will participate in the Scheme and agrees to be bound by its terms, as proposed by Strongbridge to the Strongbridge Shareholders, and that it shall, subject to the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement and the Scheme; and

(c)

each of the Parties agrees that it will fully and promptly perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement and/or the Scheme, and each will, subject to the terms and conditions of this Agreement, including Clause 7.2, use all of its reasonable best efforts to take such other steps as are within its power and are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to this Agreement in connection with the Completion.

2.3	Change in Shares

If at any time during the period between the date of this Agreement and the Effective Time, the outstanding Strongbridge Shares or Xeris Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganisation, recapitalisation, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the CVR Consideration and the Share Consideration and any payments to be made under Clause 4 and any other number or amount contained in this Agreement which is based upon the price or number of the Strongbridge Shares or the Xeris Shares, as the case may be, shall be correspondingly adjusted to provide the holders of Strongbridge Shares and Xeris Shares the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Clause 2.3 shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

2.4	Strongbridge Rule 15 Proposals

(a)

Subject to the posting of the Scheme Document in accordance with Clause 3.1, the Parties agree that the Strongbridge Rule 15 Proposals will be made to Strongbridge Equity Award Holders in respect of their respective holdings of Strongbridge Options and/or Strongbridge Share Awards, to Strongbridge Warrant Holders in respect of the Strongbridge Warrants and to the Strongbridge Convertible Holder in accordance with Clause 4, Rule 15 of the Takeover Rules and the terms of (as applicable) the Strongbridge Share Plans, the Strongbridge Warrants and the Avenue Loan Agreement.

(b)

The Strongbridge Rule 15 Proposals shall be issued as joint letters from Strongbridge and Xeris and the Parties shall agree the final form of the letter to be issued in respect of the Strongbridge Rule 15 Proposals and all other documentation necessary to effect the Strongbridge Rule 15 Proposals.

(c)

Save as required by Applicable Law, the High Court and/or the Panel, neither Party shall amend the Strongbridge Rule 15 Proposals after their despatch without the consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).

3.	IMPLEMENTATION OF THE SCHEME; XERIS SHAREHOLDERS MEETING

3.1	Responsibilities of Strongbridge in Respect of the Scheme

Strongbridge shall:

(a)

(i) be responsible for the preparation of the Scheme Document and all other documentation necessary to effect the Scheme and to convene the EGM and Court Meeting and (ii) provide Xeris with drafts of the Scheme Document and afford Xeris reasonable opportunity to review and comment on the Scheme Document and such other documentation and shall consider such comments in good faith and (iii) subject to the foregoing clauses (i) and (ii), as promptly as reasonably practicable after the date hereof, cause the Scheme Document to be filed with the Panel (in accordance with Rule 41.1(b) of the Takeover Rules);

(b)

for the purpose of implementing the Scheme, instruct a barrister (of senior counsel standing) and provide Xeris and its advisers with the opportunity to attend any meetings with such barrister to discuss matters pertaining to the Scheme and any issues arising in connection with it (except to the extent the barrister is to advise on matters relating to the fiduciary duties of the directors of Strongbridge or their responsibilities under the Takeover Rules);

(c)

as promptly as reasonably practicable after the Form S-4 is filed with the SEC, or, if the Form S-4 is to be reviewed and commented upon by the SEC, after the filing of one or more amendments to the Form S-4 with the SEC to address the comments made by the SEC, Strongbridge shall cause to be filed with the Panel the Form S-4 that is expected to be declared effective by the SEC;

(d)

as promptly as reasonably practicable, notify Xeris of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Scheme Document or implementation of the Scheme or the Acquisition, as the case may be;

(e)

(i) as promptly as reasonably practicable, notify Xeris upon the receipt of any comments from the Panel or the SEC on, or any request from the Panel or the SEC for amendments or supplements to, the Scheme Document, the Strongbridge Rule 15 Proposals and the related forms of proxy and provide Xeris with all copies of material written correspondence between it and its Representatives and the Panel and/or the SEC relating to such documents and (ii) use its reasonable best efforts to respond to and resolve all Panel and SEC comments with respect to the foregoing documents as promptly as practicable after receipt thereof;

(f)

prior to filing or despatch of any amendment or supplement to the Scheme Document requested by the Panel or the SEC, or responding in writing to any comments of the Panel or the SEC with respect thereto, Strongbridge shall (unless it relates to a Strongbridge Alternative Proposal):

(i)	provide Xeris with a reasonable opportunity to review and comment on such document or response; and

(ii)	consider in good faith all comments reasonably proposed by Xeris;

(g)

to the extent that clearance of the Scheme Document by the Panel might require that waivers and/or derogations in respect of the Takeover Rules be sought and obtained from the Panel, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as reasonably practicable after having provided Xeris with a reasonable opportunity to review and comment on such submission and consider in good faith such comments;

(h)

provide Xeris with drafts of any and all pleadings, affidavits, petitions and other filings prepared by Strongbridge for submission to the High Court in connection with the Scheme prior to their filing, and afford Xeris reasonable opportunities to review and make comments on all such documents and consider in good faith such comments;

(i)

as promptly as reasonably practicable make all necessary applications to the High Court in connection with the implementation of the Scheme (including issuing appropriate proceedings requesting the High Court to order that the Court Meeting be convened as promptly as is reasonably practicable following the effectiveness of the Form S-4), and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as is reasonably practicable in order to facilitate the despatch of the Scheme Document and seek such directions of the High Court as it considers necessary or desirable in connection with such Court Meeting and thereafter comply with such directions;

(j)

procure the publication of the requisite advertisements and despatch of the Scheme Document (in a form acceptable to the Panel) and the forms of proxy for the use at the Court Meeting and the EGM (the form of which shall be agreed between the Parties, acting reasonably) (a) to Strongbridge Shareholders on the register of members of Strongbridge on the record date as agreed with the High Court, as promptly as reasonably practicable after the approval of the High Court to despatch the documents being obtained, and (b) to the holders of the Strongbridge Options or Strongbridge Share Awards or Strongbridge Warrants on such date and to the Strongbridge Convertible Holder, for information only, as promptly as reasonably practicable after the approval of the High Court to despatch the documents being obtained, and thereafter shall publish and/or post such other documents and information (the form of which shall be agreed between the Parties, acting reasonably) as the High Court and/or the Panel may approve or direct;

(k)

unless the Strongbridge Board has effected a Strongbridge Change of Recommendation pursuant to and in accordance with Clause 5.3, and subject to the obligations of the Strongbridge Board under the Takeover Rules, procure that the Scheme Document includes the Scheme Recommendation;

(l)	include in the Scheme Document a notice convening the EGM to be held immediately following the Court Meeting to consider and, if thought fit, approve the EGM Resolutions;

(m)

prior to the Court Meeting, keep Xeris reasonably informed on a reasonably current basis of the number of proxy votes received in respect of resolutions to be proposed at the Court Meeting and/or the EGM, and in any event provide such number promptly upon the request of Xeris or its Representatives and, unless the Strongbridge Board has effected a Strongbridge Change of Recommendation, (X) use its reasonable best efforts to obtain the Strongbridge Shareholder Approval and (Y) conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by Xeris to assist the passing of the Resolutions at the Court Meeting and/or the EGM;

(n)

notwithstanding any Strongbridge Change of Recommendation, unless this Agreement has been terminated pursuant to Clause 9, hold the Court Meeting and the EGM on the date set out in the Scheme Document, or such later date as may be agreed in writing between the Parties, and in such a manner as shall be approved, if necessary, by the High Court and/or the Panel and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing with Xeris, such agreement not to be unreasonably withheld, conditioned or delayed;

(o)

subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of it by Xeris in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Xeris of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Xeris may reasonably request (including for the purposes of preparing the Joint Proxy Statement on Form S-4) and to do so in a timely manner;

(p)

assume responsibility for the information relating to it or any of its Subsidiaries contained in the Scheme Document, the Joint Proxy Statement, the Form S-4 or any other document sent to Strongbridge Shareholders or filed with the High Court or the SEC or in any announcement;

(q)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by Xeris;

(r)

following the Court Meeting and EGM, assuming the Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Act in the case of the Court Meeting) and all other Conditions are satisfied or, in the sole discretion of the applicable Party and to the extent permitted by Applicable Law, waived where applicable (with the exception of Conditions 2(c) and 2(d)), take all necessary steps on the part of Strongbridge to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the High Court to the Scheme as soon as possible thereafter; and

(s)	give such undertakings as are required by the High Court in connection with the Scheme as are reasonably necessary or desirable to implement the Scheme.

3.2	Responsibilities of Holdco and Xeris in Respect of the Scheme

Holdco shall, and in the case of Clauses 3.2(b) to 3.2(i) (inclusive) Xeris shall:

(a)

instruct counsel to appear on its behalf at the Court Hearing and undertake to the High Court to be bound by the terms of the Scheme (including the issuance of the Share Consideration and the CVR Consideration pursuant thereto) insofar as it relates to Holdco;

(b)

if, and to the extent that, it or any of its Concert Parties owns or is interested in Strongbridge Shares, exercise all of its rights, and, insofar as lies within its powers, procure that each of its Concert Parties shall exercise all rights, in respect of such Strongbridge Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in Strongbridge held via contracts for difference or other derivative instruments, insofar as lies within its powers, procuring that instructions are given to the holder of the underlying Strongbridge Shares to vote) in favour of the Resolutions or, if required by Law, the High Court, the Takeover Rules or other rules, refraining from voting, at any Court Meeting and/or EGM as the case may be;

(c)

subject to the terms of this Agreement, procure that the other members of the Xeris Group and, insofar as lies within its power or procurement, their Representatives take all such steps as are reasonably necessary or desirable in order to implement the Scheme, including the provision by Xeris of any customary undertakings required by the High Court to be provided to it by Xeris;

(d)

keep Strongbridge reasonably informed and consult with Strongbridge as to the performance of the obligations and responsibilities required of Xeris and Holdco pursuant to this Agreement and/or the Scheme and as to any developments relevant to the proper implementation of the Scheme;

(e)

subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of it by Strongbridge in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme, including the provision to Strongbridge of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Strongbridge may reasonably request (including for the purposes of preparing the Joint Proxy Statement or the Form S-4) and to do so in a timely manner;

(f)	assume responsibility for the information relating to it contained in the Scheme Document or any other document sent to Strongbridge Shareholders or filed with the High Court or in any announcement;

(g)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it;

(h)

to the extent that clearance of the Scheme Document by the Panel might require that waivers and/or derogations in respect of the Takeover Rules be sought and obtained from the Panel, make a submission for (and use reasonable best efforts to have approved) such waiver or derogation as promptly as reasonably practicable after having provided Strongbridge with a reasonable opportunity to review and comment on such submission and having considered in good faith such comments; and

(i)

as promptly as reasonably practicable, notify Strongbridge of any other matter of which it becomes aware which would reasonably be expected to materially delay or prevent filing of the Scheme Document or implementation of the Scheme or the Acquisition, as the case may be.

3.3	Mutual Responsibilities of the Parties

(a)

If any of the Parties becomes aware of any information that, pursuant to the Takeover Rules, the Act, the Securities Act or the Exchange Act, should be disclosed in an amendment or supplement to the Scheme Document, the Joint Proxy Statement or the Form S-4, then the Party becoming so aware shall promptly inform the other Party thereof and the Parties shall cooperate with each other in submitting or filing such amendment or supplement with the Panel, and, if required, the SEC and/or the High Court and, if required, in mailing such amendment or supplement to the Strongbridge Shareholders and, for information only, if required, to the holders of the Strongbridge Options or Strongbridge Share Awards or Strongbridge Warrants or to the Strongbridge Convertible Holder; and

(b)

Strongbridge, Xeris and Holdco each shall take, or cause to be taken, such other steps as are reasonably required of it for the proper implementation of the Scheme, including those required of it pursuant to Clauses 8.1 and 8.2 in connection with the Completion.

(c)

Except as the Panel may otherwise direct and subject to the Panel’s waiving any obligation for Xeris or Holdco to make a cash offer or provide a cash alternative under Rule 11 of the Takeover Rules, and if necessary to ensure that Holdco is the sole member of Strongbridge at the Effective Time, on such date as the Parties shall agree but in any event prior to the Effective Time, Holdco agrees to subscribe for, and Strongbridge agrees to allot and issue to Holdco, one Strongbridge Share (the “Excluded Scheme Share”), in consideration for which Holdco shall pay, or cause to be paid to Strongbridge, an amount equal to the nominal value of one Strongbridge Share (the “Subscription Amount”). Completion of the subscription for the Excluded Scheme Share (the “Subscription Completion”) shall take place at a location of the Parties’ choosing on such date as the Parties shall agree but in any event prior to the Effective Time. At the Subscription Completion: (i) Holdco shall (A) subscribe for the Excluded Scheme Share, and (B) pay, or cause to be paid, the Subscription Amount to Strongbridge in cash, and (ii) Strongbridge shall (A) allot and issue the Excluded Scheme Share to Holdco (or its nominee) credited as fully paid, (B) procure that all appropriate entries are made in the statutory records of Strongbridge in respect of the Excluded Scheme Share, and (C) issue and deliver to Holdco a share certificate in respect of the Excluded Scheme Share.

3.4	Dealings with the Panel

(a)

Each of the Parties will promptly provide such assistance and information as may reasonably be requested by any other Party in connection with any correspondence or discussions with the Panel in connection with the Acquisition and/or the Scheme.

(b)

Each of the Parties will (i) give the other reasonable prior notice of any proposed meeting or material substantive discussion or correspondence between it or its Representatives with the Panel, or any amendment to be proposed to the Scheme in connection therewith, and, except to the extent any such correspondence relates to a Strongbridge Alternative Proposal, a Xeris Alternative Proposal or the valid termination of this Agreement pursuant to and in accordance with Clause 9, as the case may be, afford the other Party reasonable opportunities to review and make comments and suggestions with respect to the same and consider in good faith such comments and suggestions, and (ii) except to the extent any such meeting, discussion, correspondence or submission relates to a Strongbridge Alternative Proposal, a Xeris Alternative Proposal or the valid termination of this Agreement pursuant to and in accordance with Clause 9 as the case may be, keep the other reasonably informed of all such meetings, discussions or correspondence that it or its Representative(s) have with the Panel and not participate in any meeting or discussion with the Panel concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, unless prohibited by the Panel, gives such other Party the opportunity to attend and provide copies of all written submissions it makes to the Panel and copies (or, where verbal, a verbal or written summary of the substance) of the Panel responses thereto provided always that any correspondence or other information required to be provided under this Clause 3.4(b) may be redacted:

(i)

to prevent the exchange of confidential information as required by Applicable Law (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such confidentiality concerns); and

(ii)

as necessary to address reasonable privilege concerns (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such privilege concerns).

(c)

Strongbridge undertakes, if so requested by Xeris, to issue as promptly as reasonably practicable its written consent to Xeris and to the Panel in respect of any application made by Xeris to the Panel for a derogation from the disclosure requirements of Rule 24.3 of the Takeover Rules, seeking consent to the aggregation of dealings for purposes of disclosure in the Scheme Document and seeking consent to the aggregation on a bi-weekly basis of changes in information announced pursuant to Rule 2.10 of the Takeover Rules.

(d)

Xeris undertakes, if so requested by Strongbridge, to issue as promptly as reasonably practicable its written consent to Strongbridge and to the Panel in respect of any application made by Strongbridge to the Panel to permit entering into and effecting the retention, bonus and/or benefit arrangements contemplated by Clauses 5.1 and 7.4(d) of the Strongbridge Disclosure Schedule.

(e)

Xeris and Strongbridge undertake, if so requested by the other Party to, as promptly as reasonably practicable, issue its written consent to the other Party and to the Panel in respect of any application reasonably requesting any derogation, permission or consent from the Panel in connection with the Takeover Rules.

(f)

Notwithstanding the foregoing provisions of this Clause 3.4, neither Xeris nor Strongbridge shall be required to take any action pursuant to such provisions if (i) such action is prohibited by the Panel (unless the Panel decision is successfully appealed by either Strongbridge or Xeris) or (ii) Strongbridge has made a Strongbridge Change of Recommendation or Xeris has made an Xeris Change of Recommendation.

(g)	Nothing in this Agreement shall in any way limit the Parties’ obligations under the Takeover Rules.

3.5	No Scheme Amendment by Strongbridge

Save as required by Law, the High Court and/or the Panel, Strongbridge shall not take any of the following actions after dispatch of the Scheme Document, in each case, without the prior written consent of Xeris:

(a)	amend the Scheme;

(b)

adjourn or postpone (or propose an adjournment or postponement of) the Court Meeting or the EGM (provided, however, that Strongbridge may, without the consent of, but after consultation with, Xeris, adjourn or postpone (or propose to adjourn or postpone) the Court Meeting or EGM), (i) in the case of adjournment, if requested by the Strongbridge Shareholders (on a poll) to do so, provided, that the proposal for adjournment was not made by Strongbridge or any of its Affiliates or their respective Representatives, (ii) to the extent reasonably necessary to ensure that any required supplement or amendment to the Joint Proxy Statement on Form S-4 is provided to the Strongbridge Shareholders or to permit dissemination of information which is material to shareholders voting at the Court Meeting or the EGM, but only for so long as the Strongbridge Board determines in good faith, after having consulted with outside counsel, that such action is reasonably necessary or advisable to give the Strongbridge Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated, or (iii) if as of the time the Court Meeting or EGM is scheduled (as set forth in the Joint Proxy Statement), there are insufficient Strongbridge Shares represented (either in person or by proxy) (A) to constitute a quorum necessary to conduct the business of the Court Meeting or the EGM, but only until a meeting can be held at which there are a sufficient number of Strongbridge Shares represented to constitute a quorum or (B) voting for the approval of the Court Meeting Resolution or the EGM Resolutions, as applicable, but only until a meeting can be held at which there are a sufficient number of votes of holders of Strongbridge Shares to approve the Court Meeting Resolution or the EGM Resolutions, as applicable; provided that, without the prior written consent of Xeris (such consent not to be unreasonably withheld, conditioned or delayed) (X) the Court Meeting and EGM are not postponed or adjourned to a date that is more than thirty (30) days after the date for which the Court Meeting and EGM are originally scheduled or (Y) Strongbridge may not postpone or adjourn the Court Meeting or the EGM pursuant to clause (i) or (iii) more than three times (other than in each case any adjournments or postponements required by Applicable Law, including adjournments or postponements to the extent reasonably necessary or advisable to ensure that any required supplement or amendment to the Joint Proxy Statement is provided or made available to Strongbridge Shareholders or to permit dissemination of information which is material to shareholders voting at the Court Meeting and EGM and to give the Strongbridge Shareholders sufficient time to evaluate any such supplement or amendment or other information); or

(c)

amend the Resolutions (in each case, in the form set out in the Scheme Document), after despatch of the Scheme Document without the consent of Xeris (such consent not to be unreasonably withheld, conditioned or delayed).

3.6	Switching to a Takeover Offer

(a)

In the event that Xeris reasonably considers (in its good faith discretion) that a competitive situation exists or, based on facts known at the time, may reasonably be expected to arise in connection with the Acquisition, Xeris may elect (and subject to receiving the Panel’s consent, if required) to implement the Acquisition by way of the Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted, subject to the terms of this Clause 3.6.

(b)

If Xeris elects to implement the Acquisition by way of the Takeover Offer, Strongbridge undertakes to provide Xeris and its Representatives as promptly as reasonably practicable with all such information about the Strongbridge Group (including directors and their connected persons) as may reasonably be required for inclusion in the Takeover Offer Document (and any prospectus required in connection with the Share Consideration) and to provide all such other assistance as may reasonably be required by the Takeover Rules in connection with the preparation of the Takeover Offer Document, including reasonable access to, and ensuring the provision of reasonable assistance by, its management and Representatives.

(c)	If Xeris elects to implement the Acquisition by way of a Takeover Offer, Strongbridge agrees:

(i)

that the Takeover Offer Document will contain provisions consistent with the terms and conditions set out in the Rule 2.5 Announcement, the relevant Conditions and such other further terms and conditions as agreed (including any modification thereto) between Xeris and the Panel; provided, however, that the terms and conditions of the Takeover Offer shall be at least as favourable to the Strongbridge Shareholders and the holders of Strongbridge Options and Strongbridge Share Awards and Strongbridge Warrants and to the Strongbridge Convertible Holders as those which would apply in relation to the Scheme (except for the 80 per cent acceptance condition contemplated by paragraph 9 of Annex III to the Rule 2.5 Announcement);

(ii)

to reasonably cooperate and consult with Xeris in the preparation of the Takeover Offer Document or any other document or filing (including any prospectus required in connection with the Scheme Consideration) which is required for the purposes of implementing the Acquisition;

(iii)

that, subject to the obligations of the Strongbridge Board under the Takeover Rules, and unless the Strongbridge Board has made a Strongbridge Change of Recommendation pursuant to and in accordance with Clause 5.3, the Takeover Offer shall incorporate a recommendation to the Strongbridge Shareholders from the Strongbridge Board to accept the Takeover Offer, and such recommendation will not be withdrawn, adversely modified or qualified except as contemplated by Clause 5.3.

(d)	If Xeris elects to implement the Acquisition by way of the Takeover Offer in accordance with Clause 3.6(a), the Parties mutually agree:

(i)

to prepare and file with, or submit to, the SEC, the Panel and the High Court all documents, amendments and supplements required to be filed therewith or submitted thereto pursuant to the Takeover Rules, the Securities Act, the Exchange Act or otherwise by Applicable Law in connection with the Takeover Offer and to make any applications or initiate any appearances as may be required by or desirable to the High Court for the purpose of discontinuing, cancelling or terminating the High Court proceedings initiated in connection with the Scheme and, save where there has been a Strongbridge Change of Recommendation, each Party shall have reasonable opportunities to review and make comments on all such documents, amendments and supplements and, following good faith consideration of such comments and approval of such documents, amendments and supplements by the other Party, which shall not be unreasonably withheld, conditioned or delayed, file or submit, as the case may be, such documents, amendments and supplements with or to the SEC, the Panel and the High Court (as applicable);

(ii)

to provide the other Party with any comments received from the SEC, the Panel or the High Court on any documents filed by it with the SEC, the Panel or the High Court promptly after receipt thereof, other than with respect to any such documents to the extent related to a Strongbridge Alternative Proposal; and

(iii)

to provide the other Party with reasonable prior notice of any proposed oral communication with the SEC, the Panel or the High Court and, except to the extent prohibited by the SEC, the Panel or the High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Strongbridge Alternative Proposal.

(e)

If the Takeover Offer is consummated, Xeris shall cause Holdco (or their respective designees) to effect as promptly as reasonably practicable a compulsory acquisition of any Strongbridge Shares under Section 457 of the Act not acquired in the Takeover Offer for the same consideration per share as provided for in the Takeover Offer.

(f)

For the avoidance of doubt and except as may be required by the Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Clause 3.6 shall require Strongbridge to provide Xeris with any information with respect to, or to otherwise take or fail to take any action in connection with Strongbridge’s consideration of or response to, any Strongbridge Alternative Proposal.

3.7	Preparation of Joint Proxy Statement and Form S-4; Xeris Shareholders Meeting

(a)

As promptly as reasonably practicable following the date hereof, each of the Parties shall cooperate in preparing and shall cause to be filed with the SEC (i) mutually acceptable joint proxy materials which shall constitute (A) the Scheme Document, which shall also constitute the proxy statement relating to the matters to be submitted to the Strongbridge Shareholders at the Court Meeting and the EGM and (B) the proxy statement relating to the matters to be submitted to the Xeris Shareholders at the Xeris Shareholders Meeting (such joint proxy materials, and any amendments or supplements thereto, the “Joint Proxy Statement”) and (ii) a registration statement on Form S-4 (of which the Joint Proxy Statement will form a part) with respect to the issuance of Holdco Shares in respect of the Scheme and Merger (the “Form S-4”). Each of the Parties shall use its reasonable best efforts to have the Joint Proxy Statement cleared by the SEC and the Form S-4 to be declared effective by the SEC, to keep the Form S-4 effective as long as is necessary to consummate the Acquisition and the Merger, and to mail the Joint Proxy Statement to their respective shareholders as promptly as practicable after the Form S-4 is declared effective, to the extent required by Applicable Law.

(b)

Each of the Parties shall, as promptly as practicable after receipt thereof, provide the other with copies of any written comments and advise the other Party of any oral comments with respect to the Joint Proxy Statement or the Form S-4 received from the SEC. Each Party shall cooperate and provide the other Party with a reasonable opportunity to review and comment on any amendment or supplement to the Joint Proxy Statement or the Form S-4 prior to filing such with the SEC. Each Party shall use its reasonable best efforts to take any action required to be taken by it under any applicable state securities Laws in connection with the Acquisition or the Merger, and each Party shall furnish all information concerning it and the holders of its capital stock as may be reasonably requested in connection with any such action. Each Party will advise the other Party, promptly after it receives notice thereof, of the time when the Form S-4 has become effective, the issuance of any stop order, the suspension of the qualification of the Holdco Shares issuable in connection with the Acquisition and the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Joint Proxy Statement or the Form S-4. If, at any time prior to the Effective Time, any information relating to any of the Parties, or their respective Affiliates, officers or directors, should be discovered by either Party, and such information should be set forth in an amendment or supplement to the Joint Proxy Statement or the Form S-4 so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and, to the extent required by Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Strongbridge Shareholders and the Xeris Shareholders.

(c)

Xeris shall duly call, give notice of, convene and hold a meeting of the Xeris Shareholders (the “Xeris Shareholders Meeting”) as promptly as practicable following the date upon which the Form S-4 becomes effective for the purpose of obtaining the Xeris Shareholder Approval. Save as required by Law, Xeris shall not adjourn or postpone (or propose an adjournment or postponement of) the Xeris Shareholders Meeting without the consent of Strongbridge (such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that Xeris may, without the consent of Strongbridge, adjourn or postpone (or propose to adjourn or postpone) the Xeris Shareholders Meeting (i) to the extent reasonably necessary to ensure that any required supplement or amendment to the Joint Proxy Statement or Form-S-4 is provided to the Xeris Shareholders or to permit dissemination of information which is material to shareholders voting at the Xeris Shareholders Meeting, but only for so long as the Xeris Board determines in good faith, after having consulted with outside counsel, that such action is reasonably necessary or advisable to give the Xeris Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated or (ii) there are reasonably likely to be insufficient Xeris Shares represented (either in person or by proxy) (A) to constitute a quorum necessary to conduct the business of the Xeris Shareholders Meeting, but only until a meeting can be held at which there are a sufficient number of Xeris Shares represented to constitute a quorum or (B) to obtain the Xeris Shareholder Approval, but only until a meeting can be held at which there are a sufficient number of votes of holders of Xeris Shares to obtain the Xeris Shareholder Approval; provided, that the Xeris Shareholders Meeting is not postponed or adjourned to a date that is more than thirty (30) days after the date for which the Xeris Shareholders Meeting was originally scheduled (other than any adjournments or postponements required by Applicable Law, including adjournments or postponements to the extent reasonably necessary or advisable to ensure that any required supplement or amendment to the Joint Proxy Statement is provided or made available to Xeris Shareholders or to permit dissemination of information which is material to shareholders voting at the Xeris Shareholders Meeting and to give the Xeris Shareholders sufficient time to evaluate any such supplement or amendment or other information). Subject to Clause 5.4, Xeris shall (i) use its reasonable best efforts to obtain from the Xeris Shareholders the Xeris Shareholder Approval and (ii) through the Xeris Board, make the Xeris Recommendation to the Xeris Shareholders and include the Xeris Recommendation in the Joint Proxy Statement. Unless this Agreement has been terminated in accordance with Clause 9, this Agreement shall be submitted to the Xeris Shareholders at the Xeris Shareholders Meeting for the purpose of obtaining the Xeris Shareholder Approval, and nothing contained herein shall be deemed to relieve Xeris of such obligation. Unless the Xeris Board has effected a Xeris Change of Recommendation, Xeris shall use its reasonable best efforts to solicit and obtain the Xeris Shareholder Approval at the Xeris Shareholders Meeting.

(d)

Xeris shall, prior to the Xeris Shareholders Meeting, keep Strongbridge reasonably informed on a reasonably current basis of the number of proxy votes received in respect of matters to be acted upon at the Xeris Shareholders Meeting, and in any event shall provide such number promptly upon the request of Strongbridge or its Representatives.

(e)	Each of the Parties shall use its reasonable best efforts to cause the Xeris Shareholders Meeting, the Court Meeting and the EGM to be held on the same date.

4.	EQUITY AWARDS

4.1	Strongbridge Options

(a)

As of immediately prior to the Effective Time, by virtue of the occurrence of the Effective Time and without any action on the part of the holder thereof, each Strongbridge Option that is outstanding and unexercised immediately prior to the Effective Time shall be assumed by Holdco and shall be converted into an option (a “Strongbridge Rollover Option”) to acquire (a) that number of whole Holdco Shares (rounded down to the nearest whole share) equal to the product obtained by multiplying (A) the number of Strongbridge Shares subject to such Strongbridge Option immediately prior to the Effective Time by (B) the Exchange Ratio, (b) at an exercise price per Holdco Share (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per Strongbridge Share of such Strongbridge Option by (B) the Exchange Ratio. Except as otherwise provided in this Clause 4.1, each such Strongbridge Rollover Option assumed and converted pursuant to this Clause 4.1 shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Strongbridge Option immediately prior to the Effective Time (including, where applicable, accelerated vesting of such Strongbridge Options, whether pursuant to its terms or in accordance with Clause 4.1 of the Strongbridge Disclosure Schedule) except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other immaterial administrative or ministerial changes as in the reasonable and good faith determination of Xeris are appropriate to effectuate the administration of the Strongbridge Rollover Options and are not adverse (other than in any de minimis respect) to any holders of Strongbridge Rollover Options.

(b)

Upon Completion, Holdco shall issue to each holder of a Strongbridge Rollover Option (as of immediately prior to the Effective Time) one CVR with respect to each Strongbridge Share prior to the adjustment provided in this Clause 4.1 subject to the applicable Strongbridge Rollover Option, subject to and in accordance with the terms and conditions of the CVR Agreement; provided that each such CVR (and any proceeds payable with respect thereto) shall be subject to the same vesting and forfeiture conditions (if any) as are applicable to the corresponding Strongbridge Rollover Option as of the Completion, and the holder’s right to such CVR (and any applicable proceeds) shall vest upon satisfaction of such vesting conditions; and provided further, that in no event shall such holder be entitled to any Milestone Payment (as defined in the CVR Agreement) with respect to a CVR unless the corresponding Strongbridge Rollover Option has been exercised on or prior to the applicable Milestone Payment Date (as defined in the CVR Agreement).

4.2	Strongbridge Share Awards

(a)

This Clause 4.2(a) shall apply to Strongbridge Share Awards that are outstanding, vested and unsettled immediately prior to the Effective Time. As of immediately prior to the Effective Time (or such earlier time as Strongbridge may determine to be administratively practicable), with respect to the portion of each Strongbridge Share Award covered by this Clause 4.2(a) that is outstanding, vested and unsettled immediately prior to the Effective Time (including any such Strongbridge Share Awards that will become vested as of the Effective Time), Strongbridge shall issue a number of Strongbridge Shares subject to the vested portion of such Strongbridge Share Award (subject to applicable withholding) to the award holder immediately prior to the Effective Time, and each such Strongbridge Share will be treated at the Effective Time the same as, and have the same rights and be subject to the same conditions as, Strongbridge Shares described in Clause 8.1(c) below.

(b)	The actions contemplated by Clauses 4.1 and 4.2 shall be taken in accordance with Section 409A and, if applicable, Section 422 of the Code.

4.3	Other Actions in Connection with Assumption of Strongbridge Options

(a)

In connection with the treatment of Strongbridge Options set forth in Clause 4.1, Strongbridge shall (i) cause each Strongbridge Option to be fully vested and exercisable immediately prior to the Effective Time and (ii) amend each Strongbridge Option with a per-share exercise price prior to the adjustment provided in Clause 4.1 of $4.50 or less to provide that such Strongbridge Rollover Option shall remain exercisable for a period of time following the Effective Time in accordance with its terms, but in no event less than a period of time equal to the lesser of (A) the maximum remaining term of such Strongbridge Rollover Option and (B) the fourth anniversary of the Effective Date, in each case regardless of whether the holder of such Strongbridge Rollover Option experiences a termination of employment or service on or following the Effective Time.

(b)

Holdco shall take all corporate action necessary to reserve for issuance a sufficient number of Holdco Shares for delivery with respect to the settlement of Strongbridge Options contemplated by Clause 4.1. Holdco shall include in the Form S-4 registration a number of Holdco Shares sufficient to satisfy the settlement of Strongbridge Options contemplated by Clause 4.1. Holdco shall take all corporate action necessary to reserve for issuance a sufficient number of Holdco Shares for delivery with respect to Strongbridge Rollover Options. Holdco shall, no later than the tenth day following the Effective Date, file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the Holdco Shares subject to such Strongbridge Options pursuant to Clause 4.1.

4.4	Assumption of Share Plans

(a)

As of the Effective Time, Holdco will assume all Xeris Share Plans, the Xeris ESPP and the awards granted thereunder in accordance with Clause 8.3 and will be able to grant stock awards, to the extent permissible by Applicable Law and Nasdaq regulations, under the terms of the Xeris Share Plans covering the reserved but unissued Xeris Shares, except that (i) Xeris Shares covered by such awards will be Holdco Shares, (ii) all references to a number of Xeris Shares will be changed to references to Holdco Shares and (iii) all references to Xeris will be changed to references to Holdco.

(b)

As of the Effective Time, Holdco will assume the Strongbridge 2015 Plan and will be able to grant stock awards, to the extent permissible by Applicable Law and Nasdaq regulations, under the terms of the Strongbridge 2015 Plan covering the reserved but unissued Strongbridge Shares, except that (i) all references to a number of Strongbridge Shares will be changed to references to Holdco Shares, (ii) the number of Holdco Shares reserved but unissued thereunder as of the Effective Time shall be adjusted to equal the number of Strongbridge Shares reserved but unissued under the Strongbridge 2015 Plan as of the Effective Time, multiplied by the Exchange Ratio and (iii) all references to Strongbridge will be changed to references to Holdco.

(c)

As soon as reasonably practicable following the date of this Agreement, and in any event prior to the Effective Time, the Xeris Board (or, if appropriate, any committee administering Xeris’ stock-based incentive plans), the Strongbridge Board (or, if appropriate, any committee administering Strongbridge’s share-based incentive plans) and Holdco shall adopt such resolutions and take such other actions as may be reasonably required to effectuate the foregoing provisions of this Clause 4.4.

4.5	Reasonable Best Efforts

Each of the Parties shall use its reasonable best efforts to take any actions reasonably necessary to effectuate the transactions contemplated by this Clause 4, including, without limitation, having the applicable board or committee administering the plans governing the affected awards, adopt resolutions necessary to effect the foregoing.

4.6	Amendment of Articles

Strongbridge shall procure that a special resolution be put before the Strongbridge Shareholders at the EGM proposing that the Articles of Association of Strongbridge be amended so that any Strongbridge Shares allotted following the EGM will either be subject to the terms of the Scheme or acquired by Holdco for the same consideration per Strongbridge Share as shall be payable to Strongbridge Shareholders under the Scheme (depending upon the timing of such allotment); provided, however, that nothing in such amendment to the Articles of Association of Strongbridge shall prohibit the sale (whether on a stock exchange or otherwise) of any Strongbridge Shares issued on the exercise of Strongbridge Options or vesting or settlement of Strongbridge Share Awards, as applicable, following the EGM but prior to the sanction of the Scheme by the High Court, it being always acknowledged that each and every Strongbridge Share will be bound by the terms of the Scheme.

4.7	Fractional Entitlements

Notwithstanding anything to the contrary contained in this Clause 4, no Fractional Entitlements shall be issued by Holdco under Clause 4.1 or Clause 4.2, and all Fractional Entitlements in respect of Strongbridge Options or Strongbridge Share Awards shall be aggregated and sold in the market by the Exchange Agent with the net proceeds of any such sale distributed pro-rata to the holders of such Strongbridge Options or Strongbridge Share Awards in accordance with the Fractional Entitlements to which they would otherwise have been entitled.

5.	STRONGBRIDGE AND XERIS CONDUCT

5.1	Conduct of Business by Strongbridge

(a)

At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.1 of the Strongbridge Disclosure Schedule, or with the prior written consent of Xeris (such consent not to be unreasonably withheld, conditioned or delayed), Strongbridge shall, and shall cause each of its Subsidiaries to, conduct its business only in the ordinary course consistent with past practice in all material respects and to preserve intact its business organization, keep available the services of its employees who are integral to the operation of the business as presently conducted and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided, however, Strongbridge may, in connection with the COVID-19 pandemic, take such actions as are reasonably necessary to (i) protect the health and safety of Strongbridge’s or its Subsidiaries’ employees and other individuals having business dealings with Strongbridge or any of its Subsidiaries or (ii) respond to third-party supply or service disruptions caused by the COVID-19 pandemic; provided, further, that no action by Strongbridge or its Subsidiaries with respect to matters specifically addressed by any provision of Clause 5.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such relevant provision of Clause 5.1(b).

(b)

At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.1 of the Strongbridge Disclosure Schedule, or with the prior written consent of Xeris (such consent not to be unreasonably withheld, conditioned or delayed), Strongbridge:

(i)

shall not, and shall not permit any of its Subsidiaries to, authorise or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of Strongbridge or its Subsidiaries);

(ii)

shall not, and shall not permit any of its Subsidiaries to, split, combine or reclassify any of its shares of capital in issue, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, shares in its capital;

(iii)

shall not, and shall not permit any of its Subsidiaries to (A) grant any Strongbridge Options, Strongbridge Share Awards or any other equity-based awards, (B) increase the compensation or other benefits payable or provided to Strongbridge’s current or former directors, officers, or employees, other than (1) base salary or wage increases in the ordinary course of business consistent with past practice for employees who are not directors or officers of Strongbridge, or (2) as a result of modifications or amendments to Strongbridge Benefit Plans permitted by clause (G) below that apply to employees of Strongbridge and its Subsidiaries generally and do not individually or in the aggregate, materially increase costs to Strongbridge, (C) enter into any employment, change of control, severance or retention agreement with any director, officer or employee of Strongbridge, other than employment agreements terminable on less than thirty (30) days’ notice without penalty or liability, (D) terminate the employment of any officers of Strongbridge with a title of Vice President or above, other than for cause, (E) amend any performance targets with respect to any outstanding bonus or equity awards, (F) amend the funding obligation or contribution rate of any Strongbridge Benefit Plan or change any underlying assumptions to calculate benefits payable under any Strongbridge Benefit Plan (except as may be required by U.S. GAAP), or (G) establish, adopt, enter into, amend or terminate a Strongbridge Benefit Plan or any other plan, trust, fund, policy or arrangement for the benefit of any current or former directors, officers or employees or any of their beneficiaries, except, in the case of each of subclauses (A) through (G) of this Clause 5.1(b)(iii) as required by existing written agreements or Strongbridge Benefit Plans in effect as of the date of this Agreement and made available to Xeris prior to the date of this Agreement or as otherwise required by Applicable Law;

(iv)

shall not, and shall not permit any of its Subsidiaries to, make any material change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP, Applicable Law or SEC policy;

(v)

shall not, and shall not permit any of its Subsidiaries to, authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations or any acquisitions of equity or assets, mergers, consolidations or business combinations that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by this Agreement (including the Acquisition and the Merger);

(vi)	shall not amend the Strongbridge Memorandum and Articles of Association, and shall not permit any of its Subsidiaries to adopt any material amendments to its Organisational Documents;

(vii)

shall not, and shall not permit any of its Subsidiaries to, issue, deliver, grant, sell, pledge, dispose of or encumber, or authorise the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in Strongbridge or any Subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares in its capital, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units or take any action to cause to be exercisable any otherwise unexercisable Strongbridge Option under any existing Strongbridge Share Plans (except as otherwise provided by the express terms of any options outstanding on the date hereof), other than (A) issuances of Strongbridge Shares in respect of any exercise of Strongbridge Options or the vesting or settlement of Strongbridge Share Awards outstanding on the date hereof or permitted to be granted after the date hereof in accordance with the terms of this Agreement (including with respect to the vesting or settlement of dividend equivalent units granted in respect of Strongbridge Share Awards), (B) withholding of Strongbridge Shares to satisfy Tax obligations pertaining to the exercise of Strongbridge Options or the vesting or settlement of Strongbridge Share Awards or to satisfy the exercise price with respect to Strongbridge Options or to effectuate an optionee direction upon exercise (C) grants of dividend equivalent units in respect of Strongbridge Share Awards outstanding as of the date of this Agreement or granted in accordance with this Agreement or (D) as described in Clause 5.1(b)(vii) of the Strongbridge Disclosure Schedule;

(viii)

shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for acquisitions of Strongbridge Shares tendered by holders of Strongbridge Options and Strongbridge Share Awards in order to satisfy obligations to pay the exercise price and/or Tax withholding obligations with respect thereto;

(ix)

shall not, and shall not permit any of its Subsidiaries to, redeem, repurchase, prepay (other than prepayments of revolving loans and loans made pursuant to the Avenue Loan Agreement), defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) any indebtedness for borrowed money among Strongbridge and its wholly owned Subsidiaries or among Strongbridge’s wholly owned Subsidiaries (unless such transaction would be reasonably expected to have material adverse tax consequences to Holdco and its Subsidiaries after Completion), (B) incurrence of indebtedness pursuant to the Avenue Loan Agreement, in connection with the funding of any expenditure to the extent permitted by any other subclause of this Clause 5.1(b) or by Clause 5.1 of the Strongbridge Disclosure Schedule, or to the extent incurred in the ordinary course of business, (C) transactions at the stated maturity of such indebtedness and required amortization or mandatory prepayments;

provided that any repayment of indebtedness under the Avenue Loan Agreement or any action necessary to satisfy the requirements in Clause 7.11 shall be deemed not to have violated Clause 5.1;

(x)	shall not, and shall not permit any of its Subsidiaries to, make any loans to any other person;

(xi)

shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange, swap, let lapse (with respect to any Strongbridge Intellectual Property only) or otherwise dispose of, or subject to any Lien (other than Strongbridge Permitted Liens), any of its material properties or assets (including shares in the capital of its or their Subsidiaries), except (A) in the case of Liens, as required in connection with any indebtedness permitted to be incurred pursuant to subclause (ix) of Clause 5.1(b), but only to the extent such indebtedness is incurred to replace, renew, extend, refinance or refund any existing indebtedness currently subject to a Lien of no greater amount, (B) dispositions of inventory and obsolete equipment in the ordinary course of business, (C) for transactions involving less than $250,000 individually and $500,000 in the aggregate or (D) non-exclusive licenses, or the allowance of lapsing, of any Strongbridge Intellectual Property in the ordinary course of business;

(xii)

shall not, and shall not permit any of its Subsidiaries to, compromise or settle any material claim, litigation, investigation or proceeding, in each case made or pending (1) against Strongbridge or any of its Subsidiaries (for the avoidance of doubt, not including any compromise or settlement with respect to matters in which any of them is a plaintiff), or any of their officers and directors in their capacities as such, other than the compromise or settlement of any such material claim, litigation, investigation or proceeding that: (x) is for an amount not to exceed for any such compromise or settlement $50,000 individually or $100,000 in the aggregate, (y) does not impose any injunctive relief on Strongbridge and its Subsidiaries or otherwise encumber or restrict their operations and (z) does not include any admission of guilt or wrongdoing by Strongbridge or (2) by Strongbridge or any of its Subsidiaries as plaintiff with respect to any material Strongbridge Intellectual Property;

(xiii)

except for actions taken in the ordinary course of business consistent with past practice, shall not, and shall not permit any of its Subsidiaries to, make or change any material Tax election, change any material method of accounting for Tax purposes or any annual accounting period, file any material amended Tax Return, settle or compromise any audit or proceeding relating to a material amount of Taxes, enter into any closing agreement with respect to a material amount of Taxes or surrender any right to claim a material amount of Tax refunds;

(xiv)

shall not, and shall not permit any of its Subsidiaries to, make any new capital expenditure or expenditures, or commit to do so, in excess of the amounts set forth in Clause 5.1 of the Strongbridge Disclosure Schedule;

(xv)

except in the ordinary course of business consistent with past practice or in connection with any matter to the extent specifically permitted by any other subclause of this Clause 5.1(b) or by Clause 5.1 of the Strongbridge Disclosure Schedule, shall not, and shall not permit any of its Subsidiaries to, enter into any contract that would, if entered into prior to the date hereof, be a Strongbridge Material Contract, or materially modify, materially amend or terminate any Strongbridge Material Contract or waive, release or assign any material rights or claims thereunder;

(xvi)

shall not, and shall not permit any of its Subsidiaries to, alter any intercompany arrangements or agreements or the ownership structure among Strongbridge and its wholly owned Subsidiaries or among Strongbridge’s wholly owned Subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have material adverse tax consequences to Holdco and its Subsidiaries after Completion;

(xvii)

shall not, and shall not permit any of its Subsidiaries to, take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Scheme and the Merger, together, from qualifying for the Intended Tax Treatment; and

(xviii)	shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions.

5.2	Conduct of Business by Xeris

(a)

At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.2 of the Xeris Disclosure Schedule, or with the prior written consent of Strongbridge (such consent not to be unreasonably withheld, conditioned or delayed), Xeris shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice in all material respects and to preserve intact its business organization, keep available the services of its employees who are integral to the operation of the business as presently conducted and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided, however, Xeris may, in connection with the COVID-19 pandemic, take such actions as are reasonably necessary to (i) protect the health and safety of Xeris’ or its Subsidiaries’ employees and other individuals having business dealings with Xeris or any of its Subsidiaries or (ii) respond to third-party supply or service disruptions caused by the COVID-19 pandemic; provided, further, that no action by Xeris or its Subsidiaries with respect to matters specifically addressed by any provision of Clause 5.2(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such relevant provision of Clause 5.2(b).

(b)

At all times from the execution of this Agreement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, except as may be required by Law, or as expressly contemplated or permitted elsewhere in this Agreement, or as set forth in Clause 5.2 of the Xeris Disclosure Schedule, or with the prior written consent of Strongbridge (such consent not to be unreasonably withheld, conditioned or delayed), Xeris:

(i)

shall not, and shall not permit any of its Subsidiaries to, authorise or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of Xeris or its Subsidiaries);

(ii)

shall not, and shall not permit any of its Subsidiaries to, split, combine or reclassify any of its capital stock, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

(iii)

shall not, and shall not permit any of its Subsidiaries to, authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division thereof, or any mergers, consolidations or business combinations or any acquisitions of equity or assets, mergers, consolidations or business combinations that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by this Agreement (including the Acquisition and the Merger) or that would reasonably be expected to have material adverse tax consequences to Holdco and its Subsidiaries after Completion;

(iv)

shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, except for (A) acquisitions of Xeris Shares tendered by holders of Xeris Share Options and Xeris Share Awards in order to satisfy obligations to pay the exercise price and/or Tax withholding obligations with respect thereto, (B) transactions among Xeris and its wholly owned Subsidiaries or among Xeris’ wholly owned Subsidiaries (unless such transaction would be reasonably expected to have material adverse tax consequences to Holdco and its Subsidiaries after Completion) or (C) acquisitions or repurchases of Xeris Shares pursuant to (and within the limitations of) Xeris’ previously announced share repurchase plan, whether pursuant to an accelerated share repurchase plan, a “10b5-1 plan”, other open market purchases or otherwise;

(v)

shall not amend the Xeris Certificate of Incorporation, the Xeris Bylaws or the Holdco Certificate of Incorporation, and shall not permit any of the other Merger Parties to amend any of the Other Merger Party Organisational Documents, in each case in any manner that would adversely affect the consummation of the transactions contemplated by this Agreement;

(vi)

shall not, and shall not permit any of its Subsidiaries to, issue, deliver, grant, sell, pledge, dispose of or encumber, or authorise the issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares of its capital stock, voting securities or other equity interest in Xeris or any Subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, warrants or options to acquire any such shares of capital stock, voting securities or equity interest or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock-based performance units or take any action to cause to be exercisable any otherwise unexercisable Xeris Share Option under any existing Xeris Share Plan (except as otherwise provided by the express terms of any options outstanding on the date hereof), other than (A) issuances of Xeris Shares in respect of any exercise of Xeris Share Options or the vesting or settlement of Xeris Share Awards outstanding on the date hereof or as may be granted after the date hereof, (B) grants of Xeris Share Options and Xeris Share Awards in the ordinary course of business consistent with past practice, (C) withholding of Xeris Shares to satisfy Tax obligations pertaining to the exercise of Xeris Share Options or the vesting or settlement of Xeris Share Awards or to satisfy the exercise price with respect to Xeris Share Options or to effectuate an optionee direction upon exercise and(D) issuances or distributions of Xeris Shares pursuant to the Xeris ESPP;

(vii)

except for actions taken in the ordinary course of business consistent with past practice, shall not, and shall not permit any of its Subsidiaries to, make or change any material Tax election, change any material method of accounting for Tax purposes or any annual accounting period, file any material amended Tax Return, settle or compromise any audit or proceeding relating to a material amount of Taxes, enter into any closing agreement with respect to a material amount of Taxes or surrender any right to claim a material amount of Tax refunds;

(viii)

shall not, and shall not permit any of its Subsidiaries to, alter any intercompany arrangements or agreements or the ownership structure among Xeris and its wholly owned Subsidiaries or among Xeris’ wholly owned Subsidiaries if such alterations, individually or in the aggregate, would reasonably be expected to have material adverse tax consequences to Holdco and its Subsidiaries after Completion;

(ix)

shall not, and shall not permit any of its Subsidiaries to, take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Scheme and the Merger, together, from qualifying for the Intended Tax Treatment; and

(x)	shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions.

5.3	Non-Solicitation Applicable to Strongbridge

(a)

Subject to any actions which Strongbridge is required to take so as to comply with the requirements of the Takeover Rules, from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Clause 9, except as otherwise set forth in this Clause 5.3, Strongbridge agrees that neither it nor any Subsidiary of Strongbridge shall, and that it shall use its reasonable best efforts to cause its and their respective Representatives and any person Acting in

Concert with Strongbridge not to, directly or indirectly: (i) solicit, initiate or knowingly encourage any enquiry with respect to, or the making or submission of, any Strongbridge Alternative Proposal, (ii) participate in any discussions or negotiations regarding a Strongbridge Alternative Proposal with, or furnish any nonpublic information regarding a Strongbridge Alternative Proposal to, any person that has made or, to Strongbridge’s knowledge, is considering making a Strongbridge Alternative Proposal, except to notify such person as to the existence of the provisions of this Clause 5.3, or (iii) waive, terminate, modify or fail to use its reasonable best efforts to enforce any provision of any “standstill” or similar obligation of any person with respect to Strongbridge or any of its Subsidiaries (provided that Strongbridge shall not be required to take, or be prohibited from taking, any action otherwise prohibited or required by this subclause (iii) if the Strongbridge Board determines in good faith (after consultation with Strongbridge’s outside legal advisors) that such action or inaction would be inconsistent with the directors’ fiduciary duties under Applicable Law). Strongbridge shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Strongbridge Alternative Proposal, or any enquiry or proposal that may reasonably be expected to lead to a Strongbridge Alternative Proposal, request in writing the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives.

(b)

Notwithstanding the limitations set forth in Clause 5.3(a), if Strongbridge receives a bona fide written Strongbridge Alternative Proposal or enquiry or proposal from a person who is intending on making a Strongbridge Alternative Proposal and the Strongbridge Board determines in good faith (after consultation with Strongbridge’s financial advisor and outside legal counsel) that (i) such Strongbridge Alternative Proposal, enquiry or proposal either constitutes or is likely to result in a Strongbridge Superior Proposal and (ii) the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the directors’ fiduciary duties under Applicable Law, and which Strongbridge Alternative Proposal, enquiry or proposal was made after the date of this Agreement and did not otherwise result from a breach of this Clause 5.3, Strongbridge may take any or all of the following actions: (x) furnish nonpublic information to the third party (and any persons Acting in Concert with such third party and to their respective potential financing sources and Representatives) making or intending to make such Strongbridge Alternative Proposal (provided that all such information has previously been provided to Xeris or is provided to Xeris substantially concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Strongbridge receives from the third party an executed confidentiality agreement on terms no less restrictive of such person than the Confidentiality Agreement and (y) engage in discussions or negotiations with the third party with respect to such Strongbridge Alternative Proposal. Strongbridge will (1) promptly (and in any event within 24 hours of receipt) notify Xeris orally and in writing of the receipt of any Strongbridge Alternative Proposal or any initial communication or proposal that may reasonably be expected to lead to a Strongbridge Alternative Proposal and shall, in the case of any such notice to Xeris as to receipt of a Strongbridge Alternative Proposal or such a proposal, set forth the material terms and conditions of such Strongbridge Alternative Proposal or such proposal (including any material changes to such material terms and conditions, it being understood that any changes to the price or form of consideration shall be deemed to be material) and the identity of the person making any such Strongbridge Alternative Proposal and (2) thereafter shall promptly keep Xeris reasonably informed on a reasonably current basis of any material change to the terms and status of any such Strongbridge Alternative Proposal. Without limiting the generality of clause (2) of the preceding sentence, Strongbridge shall provide to Xeris as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written material received by Strongbridge or any of its Subsidiaries from the person making a Strongbridge Alternative Proposal (or such person’s Representatives) that is material to understanding such Strongbridge Alternative Proposal and of all written material provided by Strongbridge or any of its Subsidiaries to the person making a Strongbridge Alternative Proposal (or such person’s Representatives) that is material to understanding any counterproposal or other material substantive response by Strongbridge to such Strongbridge Alternative Proposal, including draft agreements or term sheets received in connection therewith. Strongbridge shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement with any person subsequent to the date of this Agreement that prohibits Strongbridge from providing such information to Xeris.

(c)

Except as set forth in Clauses 5.3(d), (e) and (f) below, neither the Strongbridge Board nor any committee thereof shall (i) (A) withdraw or fail to make when required pursuant to this Agreement (or qualify or modify in any manner adverse to Xeris), or propose publicly to withdraw or fail to make when required pursuant to this Agreement (or qualify or modify in any manner adverse to Xeris), the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii), (B) if any Strongbridge Alternative Proposal has been made public, fail to reaffirm the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii) within five (5) Business Days upon receipt of a request from Xeris to do so or, if earlier, prior to the Court Meeting or EGM, (C) fail to include the Scheme Recommendation in the Scheme Document or (D) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Strongbridge Alternative Proposal (any action in this subclause (i) being referred to as a “Strongbridge Change of Recommendation”) (it being agreed that (x) no “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act in and of itself shall constitute a Strongbridge Change of Recommendation and, (y) for the avoidance of doubt, the provision by Strongbridge to Xeris of notice or information in connection with a Strongbridge Alternative Proposal or Strongbridge Superior Proposal as required or expressly permitted by this Agreement shall not, in and of itself, constitute a Strongbridge Change of Recommendation) or (ii) cause or allow Strongbridge or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Strongbridge Alternative Proposal, or requiring, or reasonably expected to cause, Strongbridge to abandon, terminate, delay or fail to consummate the Acquisition (other than a confidentiality agreement as contemplated by Clause 5.3(b)).

(d)

Nothing in this Agreement shall prohibit or restrict the Strongbridge Board, at any time prior to obtaining the Strongbridge Shareholder Approval, from making a Strongbridge Change of Recommendation if the Strongbridge Board has concluded in good faith (after consultation with Strongbridge’s outside legal counsel and financial advisor) (i) that a Strongbridge Alternative Proposal constitutes a Strongbridge Superior Proposal, (ii) that the failure to make a Strongbridge Change of Recommendation would be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that Strongbridge shall have provided prior written notice to Xeris, at least five Business Days in advance, of the Strongbridge Board’s intention to make such Strongbridge Change of Recommendation, and provided, further, that the Strongbridge Board shall take into account any changes to the terms of this Agreement and the Scheme proposed by Xeris in response to such prior written notice or otherwise, and during such five Business Day period, Strongbridge shall engage in good faith negotiations with Xeris regarding any changes to the terms of this Agreement proposed by Xeris (iii) upon the end of such notice period, the Strongbridge Board shall have considered in good faith any revisions to the terms of this Agreement and the Scheme proposed by Xeris, and shall have determined, after consultation with its outside legal counsel and financial advisor, that the Strongbridge Superior Proposal would nevertheless continue to constitute a Strongbridge Superior Proposal if the adjusted terms of this Agreement and the Scheme proposed by Xeris were to be given effect and (iv) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Strongbridge Superior Proposal, Strongbridge shall, in each case, have delivered to Xeris an additional notice consistent with that described in subclause (ii) above and a new notice period under subclause (ii) above shall commence each time (except that such notice period shall be reduced to three Business Days), during which time Strongbridge shall be required to comply with the requirements of this Clause 5.3(d) anew with respect to each such additional notice.

(e)

Nothing in this Agreement shall prohibit or restrict the Strongbridge Board, in response to an Intervening Event, from making a Strongbridge Change of Recommendation at any time prior to obtaining the Strongbridge Shareholder Approval if the Strongbridge Board has concluded in good faith (after consultation with Strongbridge’s outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that (i) Strongbridge shall have provided prior written notice to Xeris, at least five Business Days in advance, of the Strongbridge Board’s intention to make such Strongbridge Change of Recommendation and the reasons therefor, (ii) the Strongbridge Board shall take into account any changes to the terms of this Agreement and the Scheme proposed by Xeris in response to such prior written notice or otherwise, and during such five Business Day period, Strongbridge shall engage in good faith negotiations with Xeris regarding any changes to the terms of this Agreement proposed by Xeris and (iii) upon the end of such notice period, the Strongbridge Board shall have considered in good faith any revisions to the terms of this Agreement and the Scheme proposed by Xeris, and shall have determined, after consultation with its outside legal counsel and financial advisor, that in light of such Intervening Event, a failure to effect a Strongbridge Change of Recommendation would be inconsistent with the directors’ fiduciary duties under Applicable Law.

(f)

Notwithstanding any Strongbridge Change of Recommendation, unless this Agreement has been terminated in accordance with Clause 9, Strongbridge shall hold the Court Meeting and the EGM in accordance with Clause 3.1 for purposes of obtaining the approval of the Resolutions by the requisite majorities of Strongbridge Shareholders, and nothing contained herein shall be deemed to relieve Strongbridge of such obligation.

(g)

Nothing contained in this Agreement shall prohibit or restrict Strongbridge or the Strongbridge Board from (i) taking and disclosing to the Strongbridge Shareholders a position or making a statement contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or other Applicable Law, or (ii) making any disclosure to the Strongbridge Shareholders if in the good faith judgment of the Strongbridge Board (after consultation with Strongbridge’s outside legal counsel), failure to so disclose and/or take would give rise to a violation of Applicable Law; provided, however, that any disclosure of a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act that relates to the approval, recommendation or declaration of advisability by the Strongbridge Board with respect to a Strongbridge Alternative Proposal shall be deemed to be a Strongbridge Change of Recommendation unless Strongbridge, in connection with such disclosure, (x) publicly states that the Strongbridge Board expressly rejects the applicable Strongbridge Alternative Proposal or expressly reaffirms the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii), as applicable, or (y) does not publicly state that the Strongbridge Board recommends acceptance of the applicable Strongbridge Alternative Proposal (provided that this clause (y) shall apply only if such disclosure is made at a time when Strongbridge has provided notice to Xeris of its intention to make a Strongbridge Change of Recommendation and the Strongbridge Board is not yet permitted to effect such Strongbridge Change of Recommendation, provided, further, that if, within two Business Days following the date on which the Strongbridge Board is permitted to effect such Strongbridge Change of Recommendation, the Strongbridge Board does not expressly reaffirm the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iii), as applicable, the Strongbridge Board shall thereupon be deemed to have made a Strongbridge Change of Recommendation).

(h)

As used in this Agreement, “Strongbridge Alternative Proposal” shall mean any bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Xeris or any of its Concert Parties or any person Acting in Concert with Xeris) for (i) the acquisition of Strongbridge by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Strongbridge and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Strongbridge’s Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding

Strongbridge Shares; or (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Strongbridge as a result of which the holders of Strongbridge Shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof.

(i)

As used in this Agreement “Strongbridge Superior Proposal” shall mean a written Strongbridge Alternative Proposal (other than a Strongbridge Alternative Proposal which resulted from a breach of Clause 5.3) made by any person that is fully financed or has fully committed financing that the Strongbridge Board determines in good faith after consultation with Strongbridge’s financial advisor and outside legal counsel and taking into account all legal, financial, regulatory and other terms and conditions of the Strongbridge Alternative Proposal (including any governmental or other approval requirements, the availability and terms of any necessary financing, and other aspects of the Strongbridge Alternative Proposal and the Third Party making the Strongbridge Alternative Proposal), (i) would result in a transaction that is more favourable to the Strongbridge Shareholders from a financial point of view than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions proposed by Xeris in response to such Strongbridge Alternative Proposal) and (ii) is reasonably likely of being completed on the terms proposed on a timely basis (it being understood that, for purposes of the definition of “Strongbridge Superior Proposal”, references to “20%” and “80%” in the definition of Strongbridge Alternative Proposal shall be deemed to refer to “50%”).

(j)

Strongbridge agrees that any breach of any of the provisions set forth in this Clause 5.3 by any Representative of Strongbridge or any of its Subsidiaries shall be deemed for all purposes of this Agreement to be a breach of the provisions set forth in this Clause 5.3 by Strongbridge.

5.4	Non-Solicitation Applicable to Xeris

(a)

From the date of this Agreement until the earlier of the Merger Effective Time and the valid termination of this Agreement in accordance with Clause 9, except as otherwise set forth in this Clause 5.4, Xeris agrees that neither it nor any Subsidiary of Xeris shall, and that it shall use its reasonable best efforts to cause its and their respective Representatives and any person Acting in Concert with Xeris not to, directly or indirectly: (i) solicit, initiate or knowingly encourage any enquiry with respect to, or the making or submission of, any Xeris Alternative Proposal, (ii) participate in any discussions or negotiations regarding a Xeris Alternative Proposal with, or furnish any nonpublic information regarding a Xeris Alternative Proposal to, any person that has made or, to Xeris’ knowledge, is considering making a Xeris Alternative Proposal, except to notify such person as to the existence of the provisions of this Clause 5.4, or (iii) waive, terminate, modify or fail to use its reasonable best efforts to enforce any provision of any “standstill” or similar obligation of any person with respect to Xeris or any of its Subsidiaries (provided that Xeris shall not be required to take, or be prohibited from taking, any action otherwise prohibited or required by this subclause (iii) if the Xeris Board determines in good faith (after consultation with Xeris’ outside legal advisors) that such action or inaction would be inconsistent with the directors’ fiduciary duties under Applicable Law). Xeris shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Xeris Alternative Proposal, or any enquiry or proposal that may reasonably be expected to lead to a Xeris Alternative Proposal, request in writing the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives.

(b)

Notwithstanding the limitations set forth in Clause 5.4(a), if Xeris receives a bona fide written Xeris Alternative Proposal or enquiry or proposal from a person who is intending on making a Xeris Alternative Proposal and the Xeris Board determines in good faith (after consultation with Xeris’

financial advisor and outside legal counsel) that (i) such Xeris Alternative Proposal, enquiry or proposal either constitutes or is likely to result in a Xeris Superior Proposal and (ii) the failure to take the actions described in clauses (x) and (y) below would be inconsistent with the directors’ fiduciary duties under Applicable Law, and which Xeris Alternative Proposal, enquiry or proposal was made after the date of this Agreement and did not otherwise result from a breach of this Clause 5.4, Xeris may take any or all of the following actions: (x) furnish nonpublic information to the third party (and any persons Acting in Concert with such third party and to their respective potential financing sources and Representatives) making or intending to make such Xeris Alternative Proposal (provided that all such information has previously been provided to Strongbridge or is provided to Strongbridge substantially concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Xeris receives from the third party an executed confidentiality agreement on terms no less restrictive of such person than the Confidentiality Agreement and (y) engage in discussions or negotiations with the third party with respect to such Xeris Alternative Proposal. Xeris will (1) promptly (and in any event within 24 hours of receipt) notify Strongbridge orally and in writing of the receipt of any Xeris Alternative Proposal or any initial communication or proposal that may reasonably be expected to lead to a Xeris Alternative Proposal and shall, in the case of any such notice to Strongbridge as to receipt of a Xeris Alternative Proposal or such a proposal, set forth the material terms and conditions of such Xeris Alternative Proposal or such proposal (including any material changes to such material terms and conditions, it being understood that any changes to the price or form of consideration shall be deemed to be material) and the identity of the person making any such Xeris Alternative Proposal and (2) thereafter shall promptly keep Strongbridge reasonably informed on a reasonably current basis of any material change to the terms and status of any such Xeris Alternative Proposal. Without limiting the generality of clause (2) of the preceding sentence, Xeris shall provide to Strongbridge as soon as reasonably practicable after receipt or delivery thereof (and in any event within 24 hours of receipt or delivery) copies of all written material received by Xeris or any of its Subsidiaries from the person making a Xeris Alternative Proposal (or such person’s Representatives) that is material to understanding such Xeris Alternative Proposal and of all written material provided by Xeris or any of its Subsidiaries to the person making a Xeris Alternative Proposal (or such person’s Representatives) that is material to understanding any counterproposal or other material substantive response by Xeris to such Xeris Alternative Proposal, including draft agreements or term sheets received in connection therewith. Xeris shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement with any person subsequent to the date of this Agreement that prohibits Xeris from providing such information to Strongbridge.

(c)

Except as set forth in Clauses 5.4(d), (e) and (f) below, neither the Xeris Board nor any committee thereof shall (i) (A) withdraw or fail to make when required pursuant to this Agreement (or qualify or modify in any manner adverse to Strongbridge), or propose publicly to withdraw or fail to make when required pursuant to this Agreement (or qualify or modify in any manner adverse to Strongbridge), the Xeris Recommendation, (B) if any Xeris Alternative Proposal has been made public, fail to reaffirm the Xeris Recommendation within five (5) Business Days upon receipt of a request from Strongbridge to do so or, if earlier, prior to the Xeris Shareholders Meeting (C) fail to include the Xeris Recommendation in the Joint Proxy Statement or (D) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Xeris Alternative Proposal (any action in this subclause (i) being referred to as a “Xeris Change of Recommendation”) (it being agreed that (x) no “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act in and of itself shall constitute a Xeris Change of Recommendation and (y) for the avoidance of doubt, the provision by Xeris to Strongbridge of notice or information in connection with a Xeris Alternative Proposal or Xeris Superior Proposal as required or expressly permitted by this Agreement shall not, in and of itself, constitute a Xeris Change of Recommendation) or (ii) cause or allow Xeris or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, transaction agreement, implementation agreement, option agreement, joint venture agreement, alliance agreement, partnership agreement or other agreement constituting or with respect to, or that would reasonably be expected to lead to, any Xeris Alternative Proposal, or requiring, or reasonably expected to cause, Xeris to abandon, terminate, delay or fail to consummate the Acquisition (other than a confidentiality agreement as contemplated by Clause 5.4(b)).

(d)

Nothing in this Agreement shall prohibit or restrict the Xeris Board, at any time prior to obtaining the Xeris Shareholder Approval, from making a Xeris Change of Recommendation if the Xeris Board has concluded in good faith (after consultation with Xeris’ outside legal counsel and financial advisor) (i) that a Xeris Alternative Proposal constitutes a Xeris Superior Proposal, (ii) that the failure to make a Xeris Change of Recommendation would be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that Xeris shall have provided prior written notice to Strongbridge, at least five Business Days in advance, of the Xeris Board’s intention to make such Xeris Change of Recommendation, and provided, further, that the Xeris Board shall take into account any changes to the terms of this Agreement and the Scheme proposed by Strongbridge in response to such prior written notice or otherwise, and during such five Business Day period Xeris shall engage in good faith negotiations with Strongbridge regarding any changes to the terms of this Agreement proposed by Strongbridge, (iii) upon the end of such notice period, the Xeris Board shall have considered in good faith any revisions to the terms of this Agreement proposed by Strongbridge, and shall have determined, after consultation with its outside legal counsel and financial advisor, that the Xeris Superior Proposal would nevertheless continue to constitute a Xeris Superior Proposal if the adjusted terms of this Agreement proposed by Strongbridge were to be given effect and (iv) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Xeris Superior Proposal, Xeris shall, in each case, have delivered to Strongbridge an additional notice consistent with that described in subclause (ii) above and a new notice period under subclause (ii) above shall commence each time (except that such notice period shall be reduced to three Business Days), during which time Xeris shall be required to comply with the requirements of this Clause 5.4(d) anew with respect to each such additional notice.

(e)

Nothing in this Agreement shall prohibit or restrict the Xeris Board, in response to an Intervening Event, from making a Xeris Change of Recommendation at any time prior to obtaining the Xeris Shareholder Approval if the Xeris Board has concluded in good faith (after consultation with Xeris’ outside legal counsel and financial advisor) that the failure to take such action would be inconsistent with the directors’ fiduciary duties under Applicable Law; provided, however, that (i) Xeris shall have provided prior written notice to Strongbridge, at least five Business Days in advance, of the Xeris Board’s intention to make such Xeris Change of Recommendation and the reasons therefor, (ii) that the Xeris Board shall take into account any changes to the terms of this Agreement and the Scheme proposed by Strongbridge in response to such prior written notice or otherwise, and during such five Business Day period Xeris shall engage in good faith negotiations with Strongbridge regarding any changes to the terms of this Agreement proposed by Strongbridge and (iii) upon the end of such notice period, the Xeris Board shall have considered in good faith any revisions to the terms of this Agreement proposed by Strongbridge, and shall have determined, after consultation with its outside legal counsel and financial advisor, that in light of such Intervening Event, a failure to effect a Xeris Change of Recommendation would be inconsistent with the directors’ fiduciary duties under Applicable Law.

(f)

Notwithstanding any Xeris Change of Recommendation, unless this Agreement has been terminated in accordance with Clause 9, Xeris shall hold the Xeris Shareholders Meeting in accordance with Clause 3.7 for purposes of obtaining the Xeris Shareholder Approval, and nothing contained herein shall be deemed to relieve Xeris of such obligation.

(g)

Nothing contained in this Agreement shall prohibit or restrict Xeris or the Xeris Board from (i) taking and disclosing to the Xeris Shareholders a position or making a statement contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or other Applicable Law, or (ii) making any disclosure to the Xeris Shareholders if in the good faith judgment of the Xeris Board (after consultation with Xeris’ outside legal counsel), failure to so disclose and/or take would give rise to a violation of Applicable Law; provided, however, that any disclosure of a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act that relates to the approval, recommendation or declaration of advisability by the Xeris Board with respect to a Xeris Alternative Proposal shall be deemed to be a Xeris Change of Recommendation unless Xeris, in connection with such disclosure, (x) publicly states that the Xeris Board expressly rejects the applicable Xeris Alternative Proposal or expressly reaffirms the Xeris Recommendation or (y) does not publicly state that the Xeris Board recommends acceptance of the applicable Xeris Alternative Proposal (provided that this clause (y) shall apply only if such disclosure is made at a time when Xeris has provided notice to Strongbridge of its intention to make a Xeris Change of Recommendation and the Xeris Board is not yet permitted to effect such Xeris Change of Recommendation, provided, further, that if, within three Business Days following the date on which the Xeris Board is permitted to effect such Xeris Change of Recommendation, the Xeris Board does not expressly reaffirm the Xeris Recommendation, the Xeris Board shall thereupon be deemed to have made a Xeris Change of Recommendation).

(h)

As used in this Agreement, “Xeris Alternative Proposal” shall mean any bona fide proposal or bona fide offer made by any person for (i) the acquisition of Xeris by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Xeris and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Xeris’ Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding Xeris Shares; or (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Xeris as a result of which the holders of Xeris Shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof.

(i)

As used in this Agreement “Xeris Superior Proposal” shall mean a written Xeris Alternative Proposal (other than a Xeris Alternative Proposal which resulted from a breach of Clause 5.4) made by any person that is fully financed or has fully committed financing that the Xeris Board determines in good faith after consultation with Xeris’ financial advisor and outside legal counsel and taking into account all legal, financial, regulatory and other terms and conditions of the Xeris Alternative Proposal (including any governmental or other approval requirements, the availability and terms of any necessary financing, and other aspects of the Xeris Alternative Proposal and the Third Party making the Xeris Alternative Proposal), (i) would result in a transaction that is more favourable to the Xeris Shareholders from a financial point of view than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions proposed by Strongbridge in response to such Xeris Alternative Proposal) and (ii) is reasonably likely of being completed on the terms proposed on a timely basis (it being understood that, for purposes of the definition of “Xeris Superior Proposal”, references to “20%” and “80%” in the definition of Xeris Alternative Proposal shall be deemed to refer to “50%”).

(j)

Xeris agrees that any breach of any of the provisions set forth in this Clause 5.4 by any Representative of Strongbridge or any of its Subsidiaries shall be deemed for all purposes of this Agreement to be a breach of the provisions set forth in this Clause 5.4 by Xeris.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Strongbridge Representations and Warranties

Except as disclosed in the Strongbridge SEC Documents filed or furnished with the SEC since January 1, 2020 and publicly available prior to the date hereof (but excluding any forward looking disclosures set forth in any “risk factors” section beginning on page 30 of this joint proxy statement/prospectus, any disclosures in any “forward looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature) or in the applicable clause of the disclosure schedule delivered by Strongbridge to Xeris immediately prior to the execution of this Agreement (the “Strongbridge Disclosure Schedule”) (it being agreed that disclosure of any item in any clause of the Strongbridge Disclosure Schedule shall be deemed disclosure with respect to any other subclause of this Clause 6.1 to which the relevance of such item is reasonably apparent on its face), Strongbridge represents and warrants to the Xeris Parties as follows:

(a)	Qualification, Organisation, Subsidiaries, etc.

(i)

Each of Strongbridge and its Subsidiaries is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of organisation (except to the extent such concept is not applicable under Applicable Law of such entity’s jurisdiction of incorporation or organisation, as applicable), and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect. Strongbridge has filed with the SEC, prior to the date of this Agreement, a complete and accurate copy of the Memorandum and Articles of Association of Strongbridge (the “Strongbridge Memorandum and Articles of Association”) as amended to the date hereof. The Strongbridge Memorandum and Articles of Association are in full force and effect and Strongbridge is not in violation of the Strongbridge Memorandum and Articles of Association, except for such violations as have not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(ii)

Subsidiaries. All the issued and outstanding shares or shares of capital stock of, or other equity interests in, each Subsidiary of Strongbridge have been validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by Strongbridge free and clear of all Liens, other than Strongbridge Permitted Liens, and free of preemptive rights, rights of first refusal, subscription rights or similar rights of any Person and transfer restrictions (other than transfer restrictions under Applicable Law or under the organizational documents of such Subsidiary). Except in respect of its Subsidiaries, Strongbridge does not own, directly or indirectly, any shares, shares of capital stock or other equity securities of any Person.

(b)	Capital.

(i)

The authorised capital of Strongbridge consists of (i) 600,000,000 Strongbridge Shares, (ii) 100,000,000 preferred shares, nominal value $0.01 per share (“Strongbridge Preferred Shares”) and (iii) 40,000 deferred ordinary shares, nominal value €1.00 per share (“Strongbridge Deferred Shares”). As of the close of business on May 21, 2021 (the “Strongbridge Capitalisation Date”), (A) 67,772,319 Strongbridge Shares were issued and outstanding, (B) (i) 0 Strongbridge Shares were held in treasury and (ii) no Strongbridge Shares were held by Subsidiaries of Strongbridge, (C) 3,535,934 Strongbridge Shares were reserved for issuance pursuant to the Strongbridge Share Plans and (D) no Strongbridge Preferred Shares or Strongbridge Deferred Shares were issued or outstanding. All the outstanding Strongbridge Shares are, and all Strongbridge Shares reserved for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights (other than any statutory pre-emptive rights granted under the Act).

(ii)

Except as set forth in subclause (i) above as of the date hereof: (A) Strongbridge does not have any shares of capital in issue or outstanding other than Strongbridge Shares that have become outstanding after the Strongbridge Capitalisation Date, but were reserved for issuance as set forth in subclause (i) above, and (B) except as disclosed pursuant to subclauses (v) and (vi) below or for the Strongbridge Shares issuable pursuant to the terms of the Avenue Loan Agreement, there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of shares of capital to which Strongbridge or any of Strongbridge’s Subsidiaries is a party obligating Strongbridge or any of Strongbridge’s Subsidiaries to (I) issue, transfer or sell any shares in the capital or other equity interests of Strongbridge or any Subsidiary of Strongbridge or securities convertible into or exchangeable for such shares or equity interests (in each case other than to Strongbridge or a wholly owned Subsidiary of Strongbridge); (II) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment; (III) redeem or otherwise acquire any such shares in its capital or other equity interests; or (IV) provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary that is not wholly owned by Strongbridge and/or one or more of its Subsidiaries.

(iii)

Neither Strongbridge nor any of its Subsidiaries has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Strongbridge Shareholders on any matter.

(iv)

There are no voting trusts or other agreements or understandings to which Strongbridge or any of its Subsidiaries is a party with respect to the voting of the shares in the capital or other equity interest of Strongbridge or any of its Subsidiaries.

(v)

On or prior to the date hereof, Strongbridge has made available to Xeris a list of each Strongbridge Option and Strongbridge Share Award outstanding as of May 21, 2021 that includes (A) the number of Strongbridge Shares underlying such Strongbridge Option, (B) the exercise price of each such Strongbridge Option, and (C) the vesting schedule of each such Strongbridge Option and Strongbridge Share Award that is unvested as of such date (including any acceleration provisions thereof).

(vi)

On or prior to the date hereof, Strongbridge has made available to Xeris a list of each Strongbridge Warrant outstanding as of May 21, 2021 that includes (A) the number of Strongbridge Shares underlying such Strongbridge Warrant and, (B) the exercise price of each such Strongbridge Warrant, and (C) the period during which each such Strongbridge Warrant may be exercised.

(c)	Corporate Authority Relative to this Agreement; No Violation.

(i)

Strongbridge has all requisite corporate power and authority to enter into this Agreement and the Expenses Reimbursement Agreement and, subject (in the case of this Agreement) to receipt of the Strongbridge Shareholder Approval, to consummate the transactions contemplated hereby and thereby, including the Acquisition. The execution and delivery of this Agreement and the Expenses Reimbursement Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorised by the Strongbridge Board and, except for (A) the Strongbridge Shareholder Approval and (B) the filing of the required documents and other actions in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Strongbridge are necessary to authorise the consummation of the transactions contemplated hereby and thereby. On or prior to the date hereof, the Strongbridge Board has determined that the transactions contemplated by this Agreement are fair to and in the best interests of Strongbridge and the Strongbridge Shareholders and has adopted a resolution to make, subject to Clause 5.3 and to the obligations of the Strongbridge Board under the Takeover Rules, the Scheme Recommendation and the recommendation contemplated by Clause 3.6(c)(iii). This Agreement has been duly and validly executed and delivered by Strongbridge and, assuming this Agreement constitutes the valid and binding agreement of the Xeris Parties, constitutes the valid and binding agreement of Strongbridge, enforceable against Strongbridge in accordance with its terms.

(ii)

Other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, if necessary, (F) any applicable requirements of other Antitrust Laws of any Specified Jurisdiction, if necessary, (G) any applicable requirements of the Nasdaq and (H) the other Clearances set forth on Clause 6.1(c)(ii) of the Strongbridge Disclosure Schedule, no authorisation, consent or approval of, or filing with, any Relevant Authority is necessary, under Applicable Law, for the consummation by Strongbridge of the transactions contemplated by this Agreement or the Expenses Reimbursement Agreement, except for such authorisations, consents, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(iii)

The execution and delivery by Strongbridge of this Agreement and the Expenses Reimbursement Agreement do not, and, except as described in Clause 6.1(c)(ii), the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any material obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Strongbridge or any of Strongbridge’s Subsidiaries or result in the creation of any liens, claims, mortgages, encumbrances, pledges, security interests, equities or charges of any kind (each, a “Lien”) or any other material obligations, losses or grants of rights upon any of the properties, rights or assets of Strongbridge or any of Strongbridge’s Subsidiaries, other than Strongbridge Permitted Liens, or of Xeris or any of Xeris’ Subsidiaries, (B) conflict with or result in any violation of any provision of the Organisational Documents of Strongbridge (including the Strongbridge Memorandum and Articles of Association) or any of Strongbridge’s Subsidiaries or (C) conflict with or violate any Laws applicable to Strongbridge or any of Strongbridge’s Subsidiaries or any of their respective properties or assets, other than, in the case of subclauses (A) and (C), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(d)	Reports and Financial Statements.

(i)

Since January 1, 2018 through the date of this Agreement, Strongbridge has filed or furnished all forms, documents and reports (including exhibits and other information incorporated therein) required to be filed or furnished prior to the date hereof by it with the SEC (the “Strongbridge SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Strongbridge SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Strongbridge SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

(ii)

The consolidated financial statements (including all related notes and schedules) of Strongbridge included in the Strongbridge SEC Documents when filed complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing and fairly present in all material respects the consolidated financial position of Strongbridge and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

(e)

Internal Controls and Procedures. Strongbridge has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Strongbridge’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Strongbridge in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Strongbridge’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Strongbridge’s internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and includes policies, procedures and agreements that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Strongbridge, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of Strongbridge are being made only in accordance with authorisations of management and directors of Strongbridge, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use or disposition of Strongbridge’s assets that could have a material effect on its financial statements.

(f)

No Undisclosed Liabilities. Except (i) as disclosed, reflected or reserved against in Strongbridge’s consolidated balance sheet (or the notes thereto) as of March 31, 2021 included in the Strongbridge SEC Documents filed or furnished on or prior to the date hereof, (ii) for liabilities incurred in the ordinary course of business since March 31, 2021, (iii) as expressly permitted or contemplated by this Agreement, (iv) for liabilities which have been discharged or paid in full in the ordinary course of business and (v) for performance under Contracts binding upon Strongbridge or any of its Subsidiaries (other than resulting from any breach thereof) that have been made available to Xeris, neither Strongbridge nor any Subsidiary of Strongbridge has any liabilities of any nature, whether or not accrued, contingent or otherwise, other than those which, individually or in the aggregate, have not had and would not reasonably be expected to have a Strongbridge Material Adverse Effect. Neither Strongbridge nor any of its Subsidiaries is, or since January 1, 2018 has been, a party to any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

(g)	Compliance with Law; Permits.

(i)

Strongbridge and each of Strongbridge’s Subsidiaries are in compliance with and are not in default under or in violation of any Laws applicable to Strongbridge, such Subsidiaries or any of their respective properties or assets, except where such non-compliance, default or violation has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(ii)

Strongbridge and Strongbridge’s Subsidiaries are in possession of all franchises, grants, authorisations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Relevant Authority necessary for Strongbridge and Strongbridge’s Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Strongbridge Permits”), except where the failure to have any of the Strongbridge Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect. All Strongbridge Permits are in full force and effect, except where the failure to be in full force and effect has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(iii)

Notwithstanding the foregoing, no representation or warranty shall be deemed to be made in this Clause 6.1(g) in respect of the matters referenced in Clause 6.1(e), 6.1(m) or 6.1(w), or in respect of environmental, Tax, employee benefits or labour Law matters.

(h)

Environmental Laws and Regulations. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect: (a) since January 1, 2018, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Action is pending or, to the knowledge of Strongbridge, threatened by any Governmental Entity or other Person relating to Strongbridge or any of its Subsidiaries that relates to, or arises under, any Environmental Law, Environmental Permit or Hazardous Substance; and (b) Strongbridge and its Subsidiaries are, and since January 1, 2018 have been, in compliance with all Environmental Laws and all Environmental Permits and hold all Environmental Permits required under any Environmental Law. Strongbridge has no liability under any Environmental Law which will result or would reasonably be expected to result in a Strongbridge Material Adverse Effect.

(i)	Employees and Employee Benefit Plans.

(i)

Clause 6.1(i) of the Strongbridge Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Strongbridge Benefit Plan. For each material Strongbridge Benefit Plan, Strongbridge has made available to Xeris a copy of such plan (or a description, if such plan is not written) and all amendments thereto and material written interpretations thereof, together with a copy of (if applicable) (i) each trust, insurance or other funding arrangement, (ii) each summary plan description and summary of material modifications, (iii) the most recently filed Internal Revenue Service Forms 5500, (iv) the most recent favourable determination or opinion letter from the Internal Revenue Service, (v) the most recently prepared actuarial reports and financial statements in connection with each such Strongbridge Benefit Plan, and (vi) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the Internal Revenue Service or any other Governmental Entity during the past year.

(ii)

No member of the Strongbridge Group (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA, and no member of the Strongbridge Group has ever incurred any liability under Title IV of ERISA that has not been paid in full.

(iii)

Each Strongbridge Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favourable determination or opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of Strongbridge, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, each trust created under any such Strongbridge Benefit Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

(iv)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, (i) each Strongbridge Benefit Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code, and (ii) each Strongbridge Benefit Plan which is required to be funded is funded in accordance with its terms and all Applicable Laws and generally accepted actuarial principles and practices. No claim (other than routine claims for benefits), action, suit, investigation or proceeding (including an audit) is pending against or involves or, to Strongbridge’s knowledge, is threatened against or reasonably expected to involve, any Strongbridge Benefit Plan before any Governmental Entity, including the Internal Revenue Service, the Department of Labor or the PBGC.

(v)

Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or other service provider (including each former director, officer, employee or other service provider) of the Strongbridge Group, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Strongbridge Benefit Plan, (iii) contractually limit or restrict the right of any member of the Strongbridge Group or, after the Completion, Holdco or any member of the Xeris Group to merge, amend or terminate any Strongbridge Benefit Plan or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(vi)

No member of the Strongbridge Group has any current or projected liability for, and no Strongbridge Benefit Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Strongbridge Group (other than coverage mandated by Applicable Law).

(vii)	No member of the Strongbridge Group has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.

(viii)

Each Strongbridge Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No payment to be made under any Strongbridge Benefit Plan is, or to the knowledge of Strongbridge, will be, subject to the penalties of Section 409A(a)(1) of the Code.

(ix)

With respect to any Strongbridge Benefit Plan for the benefit of Strongbridge Employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Plan”), except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect: (i) if required to have been approved by any non-U.S. Governmental Entity (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of Strongbridge, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval or increase the costs relating thereto; (ii) if intended to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; (iii) no material liability exists or reasonably could be imposed upon the assets of the Strongbridge Group by reason of such Non-U.S. Plan; and (iv) the financial statements of such Non-U.S. Plan (if any) accurately reflect such Non-U.S. Plan’s liabilities.

(j)

Absence of Certain Changes or Events. Since March 31, 2021 through the date of this Agreement, other than with respect to the transactions contemplated by this Agreement, the businesses of Strongbridge and its Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practice. Since March 31, 2021, there has not been any event, development, occurrence, state of facts or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect. From March 31, 2021 through the date of this Agreement, neither Strongbridge nor any of its Subsidiaries has taken any action that would constitute a breach of Clause 5.1(b)(iii), (iv), (vi), (vii), (x), (xi) or (xiii) (or solely with respect to the foregoing clauses, Clause 5.1(b)(xviii)) had such action been taken after the execution of this Agreement.

(k)

Investigations; Litigation. (i) There is no investigation or review pending (or, to the knowledge of Strongbridge, threatened) by any Relevant Authority with respect to Strongbridge or any of Strongbridge’s Subsidiaries or any of their respective properties, rights or assets, and (ii) there are no claims, actions, suits or proceedings pending (or, to the knowledge of Strongbridge, threatened) against Strongbridge or any of Strongbridge’s Subsidiaries or any of their respective properties, rights or assets before, and there are no orders, judgments or decrees of, any Relevant Authority, which, in the case of subclause (i) or (ii), have had or would reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(l)

Information Supplied. The information relating to Strongbridge and its Subsidiaries to be contained in the Joint Proxy Statement and the Form S-4 and any other documents filed or furnished with or to the High Court, the SEC or pursuant to the Act and the Takeover Rules in each case in connection with the Acquisition will not, on the date the Joint Proxy Statement (and any amendment or supplement thereto) is first posted to Strongbridge Shareholders and at the time the Form S-4 is declared effective (and any amendment or supplement thereto) or at the time of the Court Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Joint Proxy Statement (other than the portions thereof relating solely to the Xeris Shareholders Meeting) and any related documents will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The parts of the Scheme Document and any related documents for which the Strongbridge Directors are responsible under the Takeover Rules and any related filings for which the Strongbridge Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Clause 6.1(l), no representation or warranty is made by Strongbridge with respect to information or statements made or incorporated by reference in the Joint Proxy Statement and the Form S-4 which were not supplied by or on behalf of Strongbridge.

(m)	Regulatory Matters.

(i)

Except as set forth on Clause 6.1(m)(i) of the Strongbridge Disclosure Schedule, (i) each of Strongbridge and its Subsidiaries is in material compliance and since January 1, 2018 has been in material compliance with all applicable Health Care Laws, including the FDCA, the PHSA, and any implementing regulations, and, as applicable, those requirements relating to Good Manufacturing Practice, Good Laboratory Practice, Good Clinical Practice, Good Pharmacovigilance Practice, and any comparable state and foreign Applicable Laws and (ii) to the knowledge of Strongbridge, none of Strongbridge or any of its Subsidiaries has received any written communication or has been subject to any Action (other than routine FDA inspections) since January 1, 2018 from a Governmental Entity that alleges that it is not in compliance with any Health Care Law, except in the case of the immediately foregoing clauses (i) and (ii) where any noncompliance has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect. Except as set forth on Clause 6.1(m)(i) of the Strongbridge Disclosure Schedule, (i) none of Strongbridge or any of its Subsidiaries is party to and has any ongoing obligations pursuant to or under any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Entity, and (ii) to the knowledge of Strongbridge, none of Strongbridge or any of its Subsidiaries, or any of their employees, officers or directors, has been excluded, suspended or debarred from participation in any U.S. state or federal health care program or has been convicted of any crime or is subject to any Action by any Governmental Entity or other similar action, or has engaged in any conduct, that could reasonably be expected to result in debarment, suspension or exclusion.

(ii)

To the knowledge of Strongbridge, each of Strongbridge and its Subsidiaries has, maintains and is operating in material compliance with all Consents of the FDA, EMA and comparable Governmental Entities which are required for the conduct of Strongbridge’s business (collectively, the “Strongbridge Health Care Permits”), and all such Strongbridge Health Care Permits are valid, subsisting and in full force and effect, except where the failure to have, maintain or operate in compliance with the Strongbridge Health Care Permits has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect. To the knowledge of Strongbridge, each of Strongbridge and its Subsidiaries has fulfilled and performed all of its material obligations with respect to the Strongbridge Health Care Permits, and to the knowledge of Strongbridge, no event has occurred which allows, or with notice or lapse of time or both, would allow revocation or termination thereof or results in any other material impairment of the rights of the holder of any Strongbridge Health Care Permit, except where the failure to so fulfil or perform, or the occurrence of such event, has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect. To the knowledge of Strongbridge, there is no Action pending or threatened in writing that could result in the suspension, termination, revocation, cancellation, limitation or impairment of any such Strongbridge Health Care Permit other than those that have not had, individually or in the aggregate, a Strongbridge Material Adverse Effect.

(iii)

Except as set forth in Clause 6.1(m)(iii) of the Strongbridge Disclosure Schedule, all applications, notifications, submissions, information, claims, reports and statistics, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Strongbridge Health Care Permit relating to any of Strongbridge and its Subsidiaries, its business and Strongbridge Products, when submitted to the FDA, EMA or other Governmental Entity were true, complete and correct as of the date of submission, and any necessary or required updates, changes, corrections or modification to such applications, notifications, submissions, information and data have been submitted to the FDA, EMA or other Governmental Entity.

(iv)

None of Strongbridge or any of its Subsidiaries has had any Strongbridge Product or manufacturing site subject to a Governmental Entity (including FDA or EMA) shut down or import or export prohibition, and has not received any FDA Form 483 or other Governmental Entity notice of inspectional observations, “warning letters,” “untitled letters” or written requests or requirements to make changes to a Strongbridge Product, or similar correspondence or written notice from the FDA, EMA or other Governmental Entity alleging or asserting noncompliance with any applicable Health Care Law, Strongbridge Health Care Permit or such requests or requirements of a Governmental Entity.

(v)

(i) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by any of Strongbridge and its Subsidiaries or in which any of Strongbridge and its Subsidiaries, or any of Strongbridge Products have participated were, and if still pending are, being conducted in accordance with standard medical and scientific research procedures and all Applicable Laws, including, but not limited to, the FDCA, the PHSA, and their applicable implementing regulations, and (ii) FDA has not placed any IND filed by or on behalf of Strongbridge or its Subsidiaries, or clinical studies under such IND on clinical hold, or otherwise delayed, suspended, or terminated, any such IND or clinical study, and neither FDA, any applicable foreign Governmental Entity, nor any Review Board has commenced, or, to the knowledge of Strongbridge, threatened to commence, any action to place on clinical hold, or otherwise delay, suspend, or terminate, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of Strongbridge or its Subsidiaries.

(vi)

Strongbridge has made available to Xeris a true, complete, and correct copy of (i) any NDA and IND submitted to FDA, including all supplements and amendments thereto and any foreign equivalents, and (ii) all material correspondence to or from FDA, EMA, and any other Governmental Entity, in each case concerning (A) a Strongbridge Product, (B) Strongbridge’s compliance with applicable Health Care Laws regarding Strongbridge Product, and (C) the likelihood or timing of, or requirements for, regulatory approval of Strongbridge Product, as applicable. With respect to each Strongbridge Product, except as set forth in Clause 6.1(m)(vi) of the Strongbridge Disclosure Schedule, Strongbridge has made available to Xeris true, complete and correct copies of all technical, scientific, chemical, biological, pharmacological, manufacturing quality and control, and toxicological data as well as clinical and preclinical reports (together with clinical data sets associated with such reports), and validation documents and data, and all material correspondence to or from Strongbridge and FDA or any other Governmental Entity.

(vii)

Except as set forth in Clause 6.1(m)(vii) of the Strongbridge Disclosure Schedule, all applications, notifications, submissions, information, claims, reports and statistics and other data and conclusions derived therefrom, utilized as the basis for, or submitted in connection with an NDA, IND, or foreign equivalent with respect to a Strongbridge Product, when submitted to FDA or such other comparable Governmental Entity were complete and accurate in all material respects as of the date of submission and any required updates, changes, corrections or modifications to such applications, submissions, information and data have been submitted to FDA or such other comparable Governmental Entity. All the foregoing required filings were made to FDA or such other comparable Governmental Entity in a timely manner in accordance with Applicable Laws.

(viii)

All animal studies or other preclinical tests performed in connection with or as the basis for any submission to FDA or other comparable Governmental Entity, filed under an IND or other foreign equivalent or that Strongbridge or any of its Subsidiaries anticipates will be submitted to FDA or other comparable Governmental Entity in support of any clinical investigation for Strongbridge Products either (i) have been conducted in accordance, in all material respects, with applicable Good Laboratory Practice requirements contained in 21 C.F.R. Part 58 or any applicable comparable state or foreign Law or (ii) involved experimental research techniques that would not be performed by a registered Good Laboratory Practice testing laboratory (with appropriate notice being given to the FDA or other pertinent Governmental Entity if so required) and have employed in all material respects the procedures and controls generally used by qualified experts in animal or preclinical study of products comparable to those being developed by Strongbridge. Strongbridge and each of its Subsidiaries have complied with the applicable provisions of the Animal Welfare Act Amendments of 1976 (7 U.S.C. 2131 et seq.) and any comparable state or foreign Laws. None of Strongbridge or any of its Subsidiaries has received any notice or other communication from a Governmental Entity or a Review Board requiring the termination or suspension or material modification of any animal or preclinical trial with respect to any Strongbridge Product.

(ix)

All human clinical trials with respect to any Strongbridge Product conducted by or on behalf of Strongbridge or any of its Subsidiaries and are being, conducted in material compliance with the applicable requirements of the FDCA, the PHSA, including any applicable requirements pertaining to Good Clinical Practice, Informed Consent, Institutional Review Boards (as those terms are defined in the FDCA or its implementing regulations), all applicable requirements relating to clinical trials or the protection of human subjects contained in 21 C.F.R. Parts 50, 54, 56, and 312, applicable guidances issued by the FDA or comparable Governmental Entity during the COVID-19 pandemic, as well as the International Conference on Harmonization Guideline E6, and all comparable state or foreign Laws, including by filing annual and periodic reports, amendments and safety reports for Strongbridge Products required to be made to the FDA or any comparable Governmental Entity. None of Strongbridge or any of its Subsidiaries has received any notice that FDA, any Review Board, or any domestic or foreign Governmental Entity, has initiated, or threatened to initiate, any clinical hold or other action to suspend any clinical trial sponsored by or on behalf of Strongbridge or any of its Subsidiaries, any action to suspend or terminate any IND in the United States or other foreign equivalent documents sponsored by or on behalf of Strongbridge or any of its Subsidiaries or otherwise restrict the clinical study of any Strongbridge Product.

(x)

All clinical trials conducted by or on behalf of Strongbridge or any of its Subsidiaries and the results of all such clinical trials have been registered and disclosed in accordance with Section 801 of the Food and Drug Administration Amendments Act of 2007 (Section 402(j) of the PHSA), 42 C.F.R. Part 11 and all other Applicable Laws.

(xi)

There is not and has not been, and to Strongbridge’s knowledge there is no threat of, any recall, return or defect of any Strongbridge Product nor has Strongbridge issued any replacements, safety alerts or any other written notice to an investigator or Governmental Entity asserting potential lack of safety or regulatory compliance with respect to any Strongbridge Product, and to Strongbridge’s knowledge, there are no facts that would be reasonably likely to result in the foregoing or a termination or suspension of developing and testing of any such Strongbridge Product.

(xii)

All manufacturing operations with respect to any Strongbridge Product conducted by or for the benefit of Strongbridge or any of its Subsidiaries have been and are being conducted, as may be applicable, in accordance, in all material respects, with the FDA’s current Good Manufacturing Practice requirements for drug and biological products, as those requirements are set forth in FDA regulations at 21 C.F.R. Parts 210,211, or 600, applicable guidances issued by any Governmental Entity during the COVID-19 pandemic, or otherwise under 21 U.S.C. § 351, and all comparable foreign Laws. In addition, Strongbridge and any of its Subsidiaries are in material compliance with all applicable registration and listing requirements set forth in 21 U.S.C. § 360 and 21 C.F.R. Part 207 and all comparable foreign Laws with respect to each Strongbridge Product. Strongbridge has made available to Xeris copies of any and all written notices of inspectional observations, establishment inspection reports and any other material documents received from FDA and comparable Governmental Entities relating to a Strongbridge Product.

(xiii)

Strongbridge has no knowledge of (i) any adverse event that should have been reported but was not yet reported to FDA or EMA or other Governmental Entity or Review Board with respect to the safety or efficacy of any Strongbridge Product or (ii) any scientific or technical fact or circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a material and adverse effect on the scientific, therapeutic or commercial viability of any Strongbridge Product in light of the particular stage of development of such Strongbridge Product and taking into account all relevant facts and circumstances at the time such facts or circumstances arose, including medical and clinical considerations, the regulatory environment and competitive market conditions.

(xiv)

All personal data processed by or on behalf of Strongbridge with respect to Strongbridge Products, including any information or data collected during any clinical trials conducted with respect to Strongbridge Products, during the development, pre-clinical and clinical testing, manufacture, storage, testing, distribution, supply and administration of any Strongbridge Product, have been and are being processed in material compliance with Applicable Law including by ensuring that all necessary consents or authorizations have been obtained in accordance with Applicable Laws.

(xv)

None of Strongbridge or any of its Subsidiaries is the subject of any pending or, to the knowledge of Strongbridge, threatened investigation in respect of it or Strongbridge Products, by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto.

(n)	Tax Matters.

(i)	Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect:

(A)

all Tax Returns that are required to be filed by or with respect to Strongbridge or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, correct and complete;

(B)

Strongbridge and its Subsidiaries, within the time and manner prescribed by Applicable Law, have paid all Taxes required to be paid by any of them, including any Taxes required to be withheld from amounts owing to any employee, creditor, or third party (in each case, whether or not shown on any Tax Return), except with respect to matters being contested in good faith through appropriate proceedings or for which adequate reserves have been established in accordance with U.S. GAAP on the financial statements of Strongbridge and its Subsidiaries;

(C)

all Taxes due and payable by Strongbridge or any of its Subsidiaries have been adequately provided for, in accordance with U.S. GAAP, in the financial statements of Strongbridge and its Subsidiaries for all periods ending on or before the date of such financial statements;

(D)

during the last seven years, no claim has been made in writing by a Tax Authority in a jurisdiction where any of Strongbridge or its Subsidiaries does not file Tax Returns that such Person is or may be subject to taxation by that jurisdiction;

(E)

none of Strongbridge or any of its Subsidiaries is or has been a party to any “listed transaction,” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2), or any similar provision of state, local or non-U.S. law;

(F)

neither Strongbridge nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local, or non-U.S. law) in the two years prior to the date of this Agreement;

(G)

none of Strongbridge or any of its Subsidiaries will be required to include a material item of income (or exclude a material item of deduction) in any taxable period beginning after the Completion Date as a result of (i) any installment sale or open transaction disposition made on or prior to the Completion Date, (ii) excess loss account or deferred intercompany transaction described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law), (iii) prepaid amount received or deferred revenue recognized prior to Completion, (iv) change in method of accounting adopted prior to Completion, or (v) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed prior to Completion;

(H)

none of Strongbridge’s U.S. Subsidiaries that is directly and wholly owned by one or more foreign corporations, within the meaning of Section 7701 of the Code, has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;

(I)	there are no liens for Taxes upon any property or assets of Strongbridge or any of its Subsidiaries, except for Strongbridge Permitted Liens;

(J)

No claim, assessment, deficiency or proposed adjustment for any Tax has been asserted or assessed by any Governmental Entity against Strongbridge or any of its Subsidiaries that remains unresolved or unpaid except for claims, assessments, deficiencies or proposed adjustments being contested in good faith and for which adequate reserves have been established in accordance with U.S. GAAP;

(K)

There are no Tax audits or other examinations of Strongbridge or any of its Subsidiaries and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any Taxes of Strongbridge or any of its Subsidiaries (other than extensions granted in connection with extensions of time to file Tax Returns obtained in the ordinary course of business);

(L)

Neither Strongbridge nor any of its Subsidiaries has made a request for an advance tax ruling, a request for technical advice, a request for a change of any method of accounting or any similar request that is in progress or pending with any Governmental Entity with respect to any Taxes;

(M)

Neither Strongbridge nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing or similar agreement (other than any such agreement solely between or among Strongbridge and any of its Subsidiaries and customary commercial Contracts not primarily related to Taxes);

(N)

Neither Strongbridge nor any of its Subsidiaries (i) is liable for Taxes of any other Person (other than Strongbridge or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or non-U.S. Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state, local, or non-U.S. income Tax purposes, other than a group the common parent of which was or is Strongbridge; and

(O)

Neither Strongbridge nor any of its Subsidiaries, nor any Affiliates of Strongbridge or any Affiliates of Strongbridge’s Subsidiaries, has taken or agreed to take any action or has knowledge of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Scheme and the Merger, together, from qualifying for the Intended Tax Treatment.

(ii)

As used in this Agreement, (A) the term “Tax” (including the plural form “Taxes” and, with correlative meaning, the terms “Taxable” and “Taxation”) means any and all taxes (including customs duties or fines), fees, levies, imposts, duties or other similar assessments in the nature of a tax, imposed by or payable to any federal, state, provincial, local or foreign Tax Authority, and includes all U.S. federal, state, local and non-U.S. gross or net income, gain, profits, windfall profits, franchise, gross receipts, estimated, capital, documentary, transfer, ad valorem, premium, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment compensation, social security, disability, use, property, withholding or backup withholding, excise, production, value added and occupancy taxes, together with all interest, penalties and additions imposed with respect thereto, and any liability for the foregoing of another Person under U.S. Treasury Regulation § 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as transferee or successor, by operation of law, by contract or otherwise (excluding customary Tax indemnification provisions in commercial contracts not primarily relating to Taxes), (B) the term “Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, claims for refunds and information returns) filed or required to be filed with a Tax Authority relating to Taxes, including all attachments thereto and any amendments or supplements thereof and (C) the term “Tax Authority” means any Relevant Authority responsible for the assessment, collection or enforcement of laws relating to Taxes (including the Internal Revenue Service (the “IRS”) and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency).

(iii)

Strongbridge has in place and will have in place at the Completion Date a composition agreement (the “Composition Agreement”) with the Revenue Commissioners of Ireland and a Special Eligibility Agreement for Securities (the “SEAS”) with The Depository Trust Company in respect of the Strongbridge Shares, and both the Composition Agreement and the SEAS are, and will on the Completion Date be, in full force and effect.

(o)	Labour Matters.

(i)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, Strongbridge and its Subsidiaries are, and since January 1, 2018 have been, in material compliance with all Applicable Laws relating to labour and employment matters, including those relating to labour management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(ii)

Neither Strongbridge nor any of its Subsidiaries is, or from January 1, 2018 to the date of this Agreement has been, a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement with any labour organization, labour union or other employee representative, and, to Strongbridge’s knowledge, from January 1, 2018 through the date of this Agreement, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any employee of Strongbridge or any of its Subsidiaries. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, as of the date of this Agreement, (i) there are no Unfair Labor Practice (as defined in the National Labors Relations Act) complaints pending or, to Strongbridge’s knowledge, threatened against Strongbridge or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Entity, and (ii) since January 1, 2018 there has not been, and there is, no labour strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to Strongbridge’s knowledge, threatened against or affecting Strongbridge or any of its Subsidiaries.

(iii)

Since January 1, 2018, Strongbridge and its Subsidiaries have not entered into any agreement with any works council, labour union, or similar labour organization that would require Strongbridge to obtain the consent of, or provide advance notice, to such works council, labour union or similar labour organization of the transactions contemplated by this Agreement.

(iv)	The employment of each of Strongbridge’s and any of its Subsidiaries’ employees is terminable by Strongbridge or the applicable Subsidiary at will.

(v)

To Strongbridge’s knowledge, in the last three (3) years, (i) no material allegations of sexual harassment have been made against any officer of Strongbridge or any of its Subsidiaries, and (ii) Strongbridge and its Subsidiaries have not entered into any settlement agreements related to allegations of sexual harassment or misconduct by an officer of Strongbridge or any of its Subsidiaries.

(vi)

To Strongbridge’s knowledge, as of the date of this Agreement, no officer or senior executive of Strongbridge or any of its Subsidiaries has indicated that he or she presently intends to terminate his or her employment with Strongbridge or the applicable Subsidiary, nor has any officer or senior executive threatened or expressed any intention to do so.

(vii)

Since January 1, 2018, neither Strongbridge nor any of its Subsidiaries has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the WARN Act or similar state or local law, issued any notification of a plant closing or mass layoff required by the WARN Act or similar state or local law, or incurred any liability or obligation under WARN or any similar state or local law that remains unsatisfied.

(p)	Intellectual Property; Data Privacy.

(i)	Strongbridge has made available to Xeris a true and complete list, as of the date of this Agreement, of all Registered Intellectual Property that is Strongbridge Intellectual Property (the

“Strongbridge Registered IP”). Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, (i) each item of Strongbridge Registered IP is legally, beneficially and solely owned by Strongbridge or one of its Subsidiaries, free and clear of all Liens (other than Permitted Liens), (ii) no Strongbridge Registered IP has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Registered Intellectual Property, except where Strongbridge has made a reasonable business decision to not maintain or renew such Registered Intellectual Property, (iii) none of the Strongbridge Registered IP that has issued or become registered has subsequently been adjudged invalid or unenforceable, and (iv) all Strongbridge Registered IP is subsisting, and if registered to the knowledge of Strongbridge, not invalid or unenforceable. There is no interference, nullification, reissue, reexamination, derivation, opposition, cancellation or similar proceeding pending or, to the knowledge of Strongbridge, threatened against Strongbridge or any of its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Strongbridge Registered IP (other than ordinary course proceedings with patent, trademark and copyright offices related to the application for, or renewal of, any item of Strongbridge Registered IP).

(ii)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, the Strongbridge Intellectual Property and the Strongbridge Licensed Intellectual Property constitute all of the material Intellectual Property Rights necessary to develop, manufacture or sell each material Strongbridge Product as currently researched, tested, developed, commercialized, manufactured, sold or distributed by Strongbridge and its Subsidiaries as of the date of this Agreement; provided that the foregoing is not a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property.

(iii)

None of the material Strongbridge Intellectual Property is subject to any order, claim, action, proceeding, suit or, to the knowledge of Strongbridge, investigation of any Governmental Entity pending or, to the knowledge of Strongbridge, threatened against Strongbridge or any of its Subsidiaries materially and adversely affecting the use thereof or rights thereto by or of Strongbridge or any of its Subsidiaries. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect and to the knowledge of Strongbridge, (i) the operation of the business of Strongbridge or any of its Subsidiaries as of the date hereof does not infringe, misappropriate or otherwise violate and since January 1, 2018, has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Third Party and (ii) to the knowledge of Strongbridge, as of the date of this Agreement no Third Party has infringed, misappropriated or otherwise violated any material Strongbridge Intellectual Property or any Intellectual Property Rights exclusively licensed to Strongbridge or any of its Subsidiaries that is material to the development, manufacture or sale of a Strongbridge Product.

(iv)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, Strongbridge and its Subsidiaries at all times have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in the Strongbridge Intellectual Property (except for any Strongbridge Intellectual Property whose value would not reasonably be expected to be impaired in a material respect by disclosure), and to the knowledge of Strongbridge, there have been no material unauthorized uses or disclosures of any such Trade Secrets.

(v)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, to the knowledge of Strongbridge, (A) Strongbridge and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200—212, with respect to any Patents included in Strongbridge Registered IP (“Strongbridge Patents”) that cover or are practiced by a Strongbridge Product, and (B) no funding, facilities or personnel of any Governmental Entity or any university, college, research institute or other educational institution has been used to invent, create or develop any inventions that are the subject of any Strongbridge Patents and that cover or are practiced by a Strongbridge Product, except for any such funding or use of facilities or personnel that has not resulted in, by such Governmental Entity or institution any ownership interest in or material claim against such Strongbridge Patents as practiced by a Strongbridge Product.

(vi)

Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, Strongbridge and its Subsidiaries have obtained from all current or former employees, officers, consultants and contractors who have created or developed material Intellectual Property Rights for or on behalf of Strongbridge or any of its Subsidiaries, valid assignments of such parties’ rights in such Intellectual Property Rights to Strongbridge or one of its Subsidiaries, to the extent permitted by Applicable Law, or Strongbridge and its Subsidiaries otherwise own such Intellectual Property Rights by operation of law.

(vii)

All collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Strongbridge and any of its Subsidiaries of Personal Data are and have been in compliance with all applicable Privacy Legal Requirements and Privacy Commitments. Since January 1, 2018, neither Strongbridge nor any of its Subsidiaries have received any written notice alleging any material violation by Strongbridge or any of its Subsidiaries of any applicable Privacy Legal Requirement or Privacy Commitment, nor, to the knowledge of Strongbridge, has Strongbridge or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Entity. To the knowledge of Strongbridge, neither Strongbridge nor any of its Subsidiaries have, since January 1, 2018, been or are currently: (a) under audit or investigation by any Governmental Entity, or (b) subject to any Third Party claim, demand, audit or action, in each case, alleging any violation by Strongbridge or any of its Subsidiaries of any applicable Privacy Legal Requirement or Privacy Commitment. Neither Strongbridge nor any of its Subsidiaries have received any material written complaint by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Strongbridge or any of its Subsidiaries.

(viii)

Strongbridge and its Subsidiaries have in place policies and procedures for the proper collection, processing, transfer, disclosure, sharing, storing, security and use of Personal Data by Strongbridge and its Subsidiaries that comply with applicable Privacy Legal Requirements.

(ix)

Since January 1, 2018, Strongbridge and its Subsidiaries have not experienced any security breaches or incidents, unauthorized use, access or disclosure related to Personal Data in the custody or control of Strongbridge and its Subsidiaries or, to the knowledge of Strongbridge, any service provider acting on behalf of Strongbridge and its Subsidiaries. Since January 1, 2018, no circumstance has arisen in which the applicable Privacy Legal Requirements would require Strongbridge or any of its Subsidiaries to notify a Person or Governmental Entity of a data security breach or security incident.

(x)

Strongbridge and its Subsidiaries at all times have implemented and maintained appropriate written policies and procedures with respect to technical, organizational, administrative, and physical safeguards designed to protect the security, confidentiality, integrity and availability of Trade Secrets, Personal Data and information technology systems of Strongbridge and its Subsidiaries. Since January 1, 2018, there have been no security breaches in the information technology systems of Strongbridge nor any of its Subsidiaries. Since January 1, 2018, there have been no material disruptions in any such information technology systems, that adversely affected the operations of the business of Strongbridge or any of its Subsidiaries.

(xi)

Strongbridge and its Subsidiaries: (A) regularly conduct vulnerability testing, risk assessments, and external audits of, and track security incidents related to Strongbridge and its Subsidiaries’ systems and products (collectively, “Information Security Reviews”); (B) timely (in accordance with applicable Privacy Legal Requirements) correct any material exceptions or vulnerabilities identified in such Information Security Reviews; and (C) have made available true and accurate copies of all Information Security Reviews for the three (3) years preceding the date hereof. Strongbridge and its Subsidiaries provide their employees with regular training on privacy and data security matters.

(xii)

In connection with each Third Party servicing, outsourcing, processing, or otherwise using Personal Data collected, held, or processed by or on behalf of Strongbridge and its Subsidiaries, Strongbridge and its Subsidiaries have entered into valid written data processing agreements with any such Third Party for it to (i) comply with the applicable Privacy Legal Requirements with respect to Personal Data, (ii) act only in accordance with the instructions of Strongbridge and its Subsidiaries, (iii) take appropriate steps to protect and secure such Personal Data from data security incidents, and (iv) restrict use of such Personal Data to those authorized or required under the servicing, outsourcing, processing, or similar arrangement.

(xiii)

Strongbridge and its Subsidiaries are and at are all times since May 25, 2018 have been in compliance with the European General Data Protection Regulation and applicable European Union and UK national laws concerning the processing of Personal Data (“European Data Protection Requirements”). No Personal Data has been transferred outside of the European Economic Area or the United Kingdom other than in accordance with applicable European Data Protection Requirements.

(q)

Properties. Neither Strongbridge nor its Subsidiaries own, or ever have owned, any real property. Clause 6.1(q) of Strongbridge Disclosure Schedule sets forth a true and complete list of each material lease, sublease or license under which Strongbridge or any of its Subsidiaries leases, subleases or licenses any material real property for the benefit of Strongbridge or any of its Subsidiaries. Strongbridge and each of its Subsidiaries have valid leasehold interests in such real property, free and clear of all Liens, except for Permitted Liens. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, (a) each such lease is, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exceptions”), a valid and binding obligation of Strongbridge or a Subsidiary of Strongbridge (as the case may be) and in full force and effect and enforceable in accordance with its terms against Strongbridge or any of its Subsidiaries (as the case may be) and, to the knowledge of Strongbridge, each of the other parties thereto (except for such leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Strongbridge or any of its Subsidiaries of any of the provisions thereof), (b) neither Strongbridge nor any of its Subsidiaries, nor, to the knowledge of Strongbridge, any of the other parties thereto has violated or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under any provision of any such lease, and (c) neither Strongbridge nor any of its Subsidiaries has received written notice that it has violated or defaulted under any such lease.

(r)

Opinion of Financial Advisor. The Strongbridge Board has received the opinion of MTS Securities, LLC, dated as of May 23, 2021, to the effect that, as of such date and based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the Scheme Consideration is fair, from a financial point of view, to the Strongbridge Shareholders. A signed, true and complete copy of such opinion will promptly be provided to Xeris solely for informational purposes.

(s)

Required Vote of Strongbridge Shareholders. The Strongbridge Shareholder Approval is the only vote of holders of securities of Strongbridge which is required to consummate the transactions contemplated by this Agreement.

(t)	Material Contracts.

(i)	Clause 6.1(t) of the Strongbridge Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which Strongbridge or any of its Subsidiaries is a party or by which it is bound (each such Contract listed or required to be so listed, and each of the following Contracts to which Strongbridge or any of its Subsidiaries becomes a party or by which it becomes bound after the date of this Agreement, a “Strongbridge Material Contract”):

(A) any Contract (or series of related Contracts), including any manufacturing or supply agreement, (A) that requires by its terms or is reasonably likely to require the payment or delivery of cash or other consideration by or to Strongbridge or any of its Subsidiaries in an amount having an expected value in excess of $2,500,000 in a fiscal year or (B) relating to capital expenditures or commitments in excess of $1,500,000 in the aggregate;

(B) any Contract involving the acquisition or disposition, directly or indirectly (by merger or otherwise) in the three (3) years preceding the date hereof, of assets or securities by or from any Person or any business, other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice, including any Contract that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or may reasonably be expected to require the receipt or making of payments or the issuance of any equity securities of Strongbridge or any of its Subsidiaries;

(C) any Contract with a Governmental Entity, including any material grant, loan or aid pursuant to a stimulus or government grant program or otherwise from a Governmental Entity;

(D) any Contract that (A) limits or purports to limit, in any material respect, the freedom of Strongbridge or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the freedom of Xeris or any of its Affiliates after the Effective Time, (B) contains material exclusivity or “most favoured nation” obligations or restrictions or (C) contains any other provisions that restrict the ability of Strongbridge or any of its Subsidiaries to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Strongbridge Product, directly or indirectly through Third Parties, in any material respect, or that would so limit or purport to limit the ability of Xeris or any of its Affiliates to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Xeris Product after the Effective Time, directly or indirectly through Third Parties, in any material respect;

(E) any Contract relating to third-party indebtedness for borrowed money (including under any short-term financing facility) in excess of $250,000 (whether incurred, assumed, guaranteed or secured by any asset of Strongbridge or any of its Subsidiaries) other than any Contract exclusively between or among Strongbridge and any of its wholly owned Subsidiaries;

(F) any Contract restricting the payment of dividends or the making of distributions in respect of any equity securities of Strongbridge or any of its Subsidiaries or the repurchase or redemption of any equity securities of Strongbridge or any of its Subsidiaries;

(G) any material joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization, research, development, license or other similar agreement;

(H) any material Contract with any Person (A) pursuant to which Strongbridge or any of its Subsidiaries may be required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events, or (B) under which Strongbridge or any of its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to any Strongbridge Product or any material Intellectual Property Rights, other than (in respect of the foregoing (A) and (B), non-exclusive licenses granted in the ordinary course of business consistent with past practice);

(I) any lease or sublease for material real or personal property;

(J) all material Contracts pursuant to which Strongbridge or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software) or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Strongbridge Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business consistent with past practice);

(K) any “single source” supply Contract pursuant to which goods or materials that are not commodities and that are material to the business of Strongbridge and its Subsidiaries are supplied to Strongbridge or any of its Subsidiaries from an exclusive source;

(L) any Contracts or other transactions with any (A) record owner, excluding employment agreements for directors and officers, or to the knowledge of Strongbridge, beneficial owner of five percent or more of the voting securities of Strongbridge, or (B) affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such director or beneficial owner;

(M) any material Contract involving the settlement of any Action or threatened Action (or series of related Actions);

(N) any settlement agreements by Strongbridge or any of its Subsidiaries with Tax Authorities; and

(O) any other Contract required to be filed by Strongbridge pursuant to Item 601(b)(10) of Regulation S-K or disclosed by Strongbridge on a Current Report on Form 8-K.

(ii)

Each Strongbridge Material Contract is, subject to the Bankruptcy and Equity Exceptions, (i) a valid and binding obligation of Strongbridge or a Subsidiary of Strongbridge (as the case may be) and, to the knowledge of Strongbridge, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with its respective terms against Strongbridge or a Subsidiary of Strongbridge (as the case may be) and, to the knowledge of Strongbridge, each of the other parties thereto (in each case except for such Strongbridge Material Contract that terminates or is terminated after the date of this Agreement in accordance with its respective terms, other than as a result of a default or breach by Strongbridge or any of its Subsidiaries of any of the provisions thereof), except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect. To the knowledge of Strongbridge, no Person is seeking to terminate, or challenging the validity or enforceability of, any Strongbridge Material Contract, except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect. Neither Strongbridge nor any of its Subsidiaries, nor, to the knowledge of Strongbridge, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Strongbridge nor any of its Subsidiaries has received notice that it has violated or defaulted under, any Strongbridge Material Contract, except as would not have had, individually or in the aggregate, a Strongbridge Material Adverse Effect. Strongbridge has made available to Xeris true and complete copies of each Strongbridge Material Contract, including all amendments thereto.

(iii)

Neither Strongbridge nor any of its Subsidiaries has received any notices seeking (i) to excuse a Third Party’s non-performance, or delay a Third Party’s performance, under existing Strongbridge Material Contracts due to interruptions caused by COVID-19 (through invocation of force majeure or similar provisions, or otherwise) or (ii) to modify any existing contractual relationships due to COVID-19.

(u)

Insurance. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, Strongbridge and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as Strongbridge reasonably believes, based on past experience (taking into account what is customary and adequate for companies of similar size in the industries and locations in which Strongbridge operates), is adequate for the businesses and operations of Strongbridge and its Subsidiaries. Clause 6.1(u) of the Strongbridge Disclosure Schedule sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favour of Strongbridge or any of its Subsidiaries, or pursuant to which Strongbridge or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any historic incurrence-based policies still in force. Such policies are in full force and effect and all premiums due thereon have been paid, and neither Strongbridge nor any of its Subsidiaries is in breach or default of any such policy. No notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby. Neither Strongbridge nor any of its Subsidiaries has made any claims on existing insurance policies, including business interruption insurance, as a result of COVID-19.

(v)

Finders or Brokers. Except for MTS Health Partners, L.P., neither Strongbridge nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

(w)	FCPA; Anti-Corruption; Sanctions; Export Controls.

(i)

Neither Strongbridge nor any of its Subsidiaries, nor, to the knowledge of Strongbridge, any director, manager, employee, agent or representative of Strongbridge or any of its Subsidiaries, in each case acting on behalf of Strongbridge or any of its Subsidiaries, has, in the last five years, in connection with the business of Strongbridge or any of its Subsidiaries, taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable);

(ii)

Neither Strongbridge nor any of its Subsidiaries nor, to the knowledge of Strongbridge, any director, manager or employee of Strongbridge or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or pending or, to the knowledge of Strongbridge, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving Strongbridge or any of its Subsidiaries relating to applicable Bribery Legislation, including the FCPA;

(iii)

Strongbridge and each of its Subsidiaries has instituted policies and procedures reasonably designed to promote compliance with the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force; and

(iv)

None of Strongbridge or any of its Subsidiaries, nor, to the knowledge of Strongbridge, any of their respective directors, managers or employees is or has been a Sanctioned Person within the last five years. Except as has not had, individually or in the aggregate, a Strongbridge Material Adverse Effect, none of Strongbridge or any of its Subsidiaries, nor, to the knowledge of Strongbridge, any of their respective directors, managers or employees (i) has, in the last five years, engaged in direct or indirect dealings with any Sanctioned Person or in any Sanctioned Country on behalf of Strongbridge or any of its Subsidiaries in violation of applicable Sanctions Laws or (ii) has, in the last five years, violated, or engaged in any unlawful conduct under, any Sanctions Laws or other applicable import or export control laws, regulations, statutes, or orders, including the Export Administration Regulations and the International Traffic in Arms Regulations, nor to the knowledge of Strongbridge been the subject of an investigation or allegation of such a violation or unlawful conduct.

(x)	Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Strongbridge Memorandum and

Articles of Association is, or at the Effective Time will be, applicable to Xeris, Holdco, any of their respective Subsidiaries, the Acquisition or the Scheme.

(y)

No Ownership of Xeris Shares. Neither Strongbridge nor any of its Subsidiaries beneficially owns, directly or indirectly, any Xeris Shares or other securities convertible into, exchangeable for or exercisable for Xeris Shares, and neither Strongbridge nor any of its Subsidiaries has any rights to acquire any Xeris Shares. There are no voting trusts or other agreements or understandings to which Strongbridge or any of its Subsidiaries is a party with respect to the voting of the capital or capital stock or other equity securities of Xeris or any of its Subsidiaries.

(z)

No Other Representations. Except for the representations and warranties contained in this Clause 6.1 or in any certificates delivered by Strongbridge in connection with the Completion pursuant to Condition 4(c), Xeris acknowledges that neither Strongbridge nor any Representative of Strongbridge makes any other express or implied representation or warranty with respect to Strongbridge or any of its Subsidiaries or with respect to any other information provided or made available to Xeris in connection with the transactions contemplated by this Agreement, including any information, documents, projections, forecasts or other material made available to Xeris or to Xeris’ Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

6.2	Xeris Representations and Warranties

Except as disclosed in the Xeris SEC Documents filed or furnished with the SEC since January 1, 2020 and publicly available prior to the date hereof (but excluding any forward looking disclosures set forth in any “risk factors” section beginning on page 30 of this joint proxy statement/prospectus, any disclosures in any “forward looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature) or in the applicable clause of the disclosure schedule delivered by Xeris to Strongbridge immediately prior to the execution of this Agreement (the “Xeris Disclosure Schedule”) (it being agreed that disclosure of any item in any clause of the Xeris Disclosure Schedule shall be deemed disclosure with respect to any other subclause of this Clause 6.2 to which the relevance of such item is reasonably apparent on its face), Xeris and Holdco jointly and severally represent and warrant to Strongbridge as follows:

(a)

Qualification, Organisation, Subsidiaries, etc. Each of Xeris and its Subsidiaries and each of the Merger Parties is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of organisation (except to the extent such concept is not applicable under Applicable Law of such entity’s jurisdiction of incorporation or organisation, as applicable), and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect. Xeris has filed with the SEC, prior to the date of this Agreement, complete and accurate copy of the Amended and Restated Certificate of Incorporation of Xeris (the “Xeris Certificate of Incorporation”) as amended to the date hereof. The Xeris Certificate of Incorporation is in full force and effect and Xeris is not in violation of the Xeris Certificate of Incorporation, except for such violations as have not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(i)

Subsidiaries. All the issued and outstanding shares of capital stock of, or other equity interests in, each Subsidiary of Xeris have been validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by Xeris free and clear of all Liens, other than Xeris Permitted Liens, and free of preemptive rights, rights of first refusal, subscription rights or similar rights of any Person and transfer restrictions (other than transfer restrictions under Applicable Law or under the organizational documents of such Subsidiary). Except in respect of its Subsidiaries, Xeris does not own, directly or indirectly, any shares, shares of capital stock or other equity securities of any Person.

(ii)	Merger Parties.

(A)

Since their respective dates of formation, none of the Merger Parties have carried on any business or conducted any operations other than the execution of this Agreement, the performance of their obligations hereunder and thereunder and matters ancillary thereto.

(B)

As of the date hereof, the authorised share capital of Holdco consists of one thousand (1,000) Holdco Shares, of which one (1) share is currently issued. All of the issued shares in Holdco have been validly issued, are fully paid and nonassessable are owned directly by Xeris. As of the date hereof, the authorised share capital of MergerSub consists of one thousand (1,000) shares of common stock, par value $0.0001 per share, all of which shares of are currently issued to Holdco. All of the issued shares in Holdco and MergerSub have been validly issued, are fully paid and nonassessable and are owned directly by the holders thereof free and clear of any Lien. All of the Share Consideration, when issued pursuant to the Acquisition and the Merger and this Agreement and delivered pursuant hereto will, at such time, be duly authorised, validly issued, fully paid and non-assessable and free of all Liens and pre-emptive rights.

(C)

Xeris has made available to Strongbridge, prior to the date of this Agreement, complete and accurate copies of the Certificate of Incorporation of Holdco (the “Holdco Certificate of Incorporation”) and the Organisational Documents of each of the other Merger Parties (the “Other Merger Party Organisational Documents”) as amended to the date hereof. The Xeris Certificate of Incorporation, the Xeris Bylaws, the Holdco Certificate of Incorporation and the Other Merger Party Organisational Documents are in full force and effect, Holdco is not in violation of the Holdco Certificate of Incorporation and the other Merger Parties are not in violation of the Other Merger Party Organisational Documents, except for such violations as have not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(b)	Capital Stock.

(i)

The authorised capital stock of Xeris consists of 150,000,000 Xeris Shares and 10,000,000 shares of preferred stock, par value $0.0001 per share (“Xeris Preferred Shares”). As of the close of business on May 21, 2021, (A) 66,372,010 Xeris Shares were issued and outstanding, (B) no Xeris Shares were held in treasury, (C) 1,674,536 Xeris Shares were reserved for issuance pursuant to the Xeris Share Plans and 693,666 Xeris Shares were reserved for issuance pursuant to the Xeris ESPP and (D) no Xeris Preferred Shares were issued or outstanding. All the outstanding Xeris Shares are, and all Xeris Shares reserved for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights.

(ii)

No Subsidiary of Xeris owns any shares of capital stock of Xeris (other than any such shares owned by Subsidiaries of Xeris in a fiduciary, representative or other capacity on behalf of other Persons, whether or not held in a separate account).

(iii)

None of Xeris nor any of its Subsidiaries has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Xeris Shareholders on any matter.

(iv)

There are no voting trusts or other agreements or understandings to which Xeris or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of Xeris or any of its Subsidiaries.

(c)	Corporate Authority Relative to this Agreement; No Violation.

(i)

Xeris and each Merger Party has all requisite corporate power and authority to enter into this Agreement and with respect to (A) Xeris, the Expenses Reimbursement Agreement and (B) Holdco, the CVR Agreement and, subject (in the case of this Agreement) to receipt of the Xeris Shareholder Approval, to consummate the transactions contemplated hereby and thereby, including the Acquisition and the Merger, as applicable. The execution and delivery of this Agreement, the Expenses Reimbursement Agreement and the CVR Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorised by the Xeris Board and (as applicable) the board of directors of each Merger Party and, except for (A) the Xeris Shareholder Approval, (B) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and (C) the filing of the required documents and other actions in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Xeris or any Merger Party are necessary to authorise the consummation of the transactions contemplated hereby and thereby. On or prior to the date hereof, the Xeris Board has determined that this Agreement and the transactions contemplated by this Agreement, including, without limitation, the Merger are advisable, fair to and in the best interests of Xeris and the Xeris Shareholders and has adopted a resolution to make the Xeris Recommendation. This Agreement has been duly and validly executed and delivered by Xeris and each Merger Party and, assuming this Agreement constitutes the valid and binding agreement of Strongbridge, constitutes the valid and binding agreement of Xeris and each Merger Party, enforceable against Xeris and each Merger Party in accordance with its terms.

(ii)

Other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, if necessary, (F) any applicable requirements of other Antitrust Laws of any Specified Jurisdiction, if necessary, (G) the requirement to file the Certificate of Merger with the Secretary of State of the State of Delaware, (H) any applicable requirements of the Nasdaq and (I) the other Clearances set forth on Clause 6.2(c)(ii) of the Xeris Disclosure Schedule, no authorisation, consent or approval of, or filing with, any Relevant Authority is necessary, under Applicable Law, for the consummation by Xeris and each Merger Party of the transactions contemplated by this Agreement, except for such authorisations, consents, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(iii)

The execution and delivery by Xeris and each Merger Party of this Agreement and in the case of (A) Xeris, the Expenses Reimbursement Agreement and (B) Holdco, the CVR Agreement, do not, and, except as described in Clause 6.2(c)(ii), the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not (A) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any material obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Xeris or any of Xeris’ Subsidiaries or result in the creation of any Liens or any other material obligations, losses or grants of rights upon any of the properties, rights or assets of Xeris or any of Xeris’ Subsidiaries, other than Xeris Permitted Liens, or of Strongbridge or any of Strongbridge’s Subsidiaries, (B) conflict with or result in any violation of any provision of the Organisational Documents of Xeris or any of Xeris’ Subsidiaries or the Merger Parties or (C) conflict with or violate any Laws applicable to Xeris or any of Xeris’ Subsidiaries or any of their respective properties or assets, other than, in the case of subclauses (A) and (C), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(d)	Reports and Financial Statements.

(i)

Since June 21, 2018 (the “Xeris IPO Date”) through the date of this Agreement, Xeris has filed or furnished all forms, documents and reports (including exhibits and other information incorporated therein) required to be filed or furnished prior to the date hereof by it with the SEC (the “Xeris SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Xeris SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Xeris SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

(ii)

The consolidated financial statements (including all related notes and schedules) of Xeris included in the Xeris SEC Documents when filed complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing and fairly present in all material respects the consolidated financial position of Xeris and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

(e)

Internal Controls and Procedures. Xeris has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Xeris’ disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Xeris in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Xeris’ management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Xeris’ internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and includes policies, procedures and agreements that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Xeris, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of Xeris are being made only in accordance with authorisations of management and directors of Xeris, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use or disposition of Xeris’ assets that could have a material effect on its financial statements.

(f)

No Undisclosed Liabilities. Except (i) as disclosed, reflected or reserved against in Xeris’s consolidated balance sheet (or the notes thereto) as of March 31, 2021 included in the Xeris SEC Documents filed or furnished on or prior to the date hereof, (ii) for liabilities incurred in the ordinary course of business since March 31, 2021, (iii) as expressly permitted or contemplated by this Agreement, (iv) for liabilities which have been discharged or paid in full in the ordinary course of business and (v) for performance under Contracts binding upon Xeris or any of its Subsidiaries (other than resulting from any breach thereof) that have been made available to Strongbridge, neither Xeris nor any Subsidiary of Xeris has any liabilities of any nature, whether or not accrued, contingent or otherwise, other than those which, individually or in the aggregate, have not had and would not reasonably be expected to have a Xeris Material Adverse Effect. Neither Xeris nor any of its Subsidiaries is, or since the Xeris IPO Date has been, a party to any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

(g)	Compliance with Law; Permits.

(i)

Xeris and each of Xeris’s Subsidiaries are in compliance with and are not in default under or in violation of any Laws, applicable to Xeris, such Subsidiaries or any of their respective properties or assets, except where such non-compliance, default or violation has not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(ii)

Xeris and Xeris’s Subsidiaries are in possession of all franchises, grants, authorisations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Relevant Authority necessary for Xeris and Xeris’s Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Xeris Permits”), except where the failure to have any of the Xeris Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect. All Xeris Permits are in full force and effect, except where the failure to be in full force and effect has not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(iii)

Notwithstanding the foregoing, no representation or warranty shall be deemed to be made in this Clause 6.2(g) in respect of the matters referenced in Clause 6.2(e), 6.2(m) or 6.2(x), or in respect of environmental, Tax, employee benefits or labour Law matters.

(h)

Environmental Laws and Regulations. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect: (a) since the Xeris IPO Date, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Action is pending or, to the knowledge of Xeris, threatened by any Governmental Entity or other Person relating to Xeris or any of its Subsidiaries that relates to, or arises under, any Environmental Law, Environmental Permit or Hazardous Substance; and (b) Xeris and its Subsidiaries are, and since the Xeris IPO Date have been, in compliance with all Environmental Laws and all Environmental Permits and hold all Environmental Permits required under any Environmental Law. Xeris has no liability under any Environmental Law which will result or would reasonably be expected to result in a Xeris Material Adverse Effect.

(i)	Employees and Employee Benefit Plans.

(i)

No member of the Xeris Group (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA, and no member of the Xeris Group has ever incurred any liability under Title IV of ERISA that has not been paid in full.

(ii)

Each Xeris Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favourable determination or opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of Xeris, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, each trust created under any such Xeris Benefit Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

(iii)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, (i) each Xeris Benefit Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code, and (ii) each Xeris Benefit Plan which is required to be funded is funded in accordance with its terms and all Applicable Laws and generally accepted actuarial principles and practices. No claim (other than routine claims for benefits), action, suit, investigation or proceeding (including an audit) is pending against or involves or, to Xeris’s knowledge, is threatened against or reasonably expected to involve, any Xeris Benefit Plan before any Governmental Entity, including the Internal Revenue Service, the Department of Labor or the PBGC.

(iv)

Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or other service provider (including each former director, officer, employee or service provider) of the Xeris Group, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Xeris Benefit Plan, (iii) contractually limit or restrict the right of any member of the Xeris Group or, after the Completion, Holdco or any member of the Strongbridge Group to merge, amend or terminate any Xeris Benefit Plan or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(v)

No member of the Xeris Group has any current or projected liability for, and no Xeris Benefit Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Xeris Group (other than coverage mandated by Applicable Law).

(vi)

Each Xeris Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No payment to be made under any Xeris Benefit Plan is, or to the knowledge of Strongbridge, will be, subject to the penalties of Section 409A(a)(1) of the Code.

(vii)	No member of the Xeris Group has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.

(viii)

With respect to any Xeris Benefit Plan for the benefit of Xeris employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Xeris Benefit Plan”), except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect: (i) if required to have been approved by any non-U.S. Governmental Entity (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Xeris Benefit Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of Xeris, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval or increase the costs relating thereto; (ii) if intended to be funded and/or book reserved, such Non-U.S. Xeris Benefit Plan is so funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; (iii) no material liability exists or reasonably could be imposed upon the assets of the Xeris Group by reason of such Non-U.S. Plan; and (iv) the financial statements of such Non-U.S. Xeris Benefit Plan (if any) accurately reflect such Non-U.S. Plan’s Xeris liabilities.

(j)	Absence of Certain Changes or Events. Since March 31, 2021 through the date of this Agreement, other than with respect to the transactions contemplated by this Agreement, the businesses of Xeris and its Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practice. Since March 31, 2021, there has not been any event, development, occurrence, state of facts or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect. From March 31, 2021 through the date of this Agreement, neither Xeris nor any of its Subsidiaries has taken any action that would constitute a breach of Clause 5.1(b)(v) or (vi), had such action been taken after the execution of this Agreement.

(k)

Investigations; Litigation. (i) There is no investigation or review pending (or, to the knowledge of Xeris, threatened) by any Relevant Authority with respect to Xeris or any of Xeris’s Subsidiaries or any of their respective properties, rights or assets, and (ii) there are no claims, actions, suits or proceedings pending (or, to the knowledge of Xeris, threatened) against Xeris or any of Xeris’s Subsidiaries or any of their respective properties, rights or assets before, and there are no orders, judgments or decrees of, any Relevant Authority, which, in the case of subclause (i) or (ii), have had or would reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect.

(l)

Information Supplied. The information relating to Xeris, its Subsidiaries and the Merger Parties to be contained in the Joint Proxy Statement and the Form S-4 and any other documents filed or furnished with or to the High Court, the SEC or pursuant to the Act and the Takeover Rules in each case in connection with the Acquisition will not, on the date the Joint Proxy Statement (and any amendment or supplement thereto) is first mailed to Xeris Shareholders and at the time the Form S-4 is declared effective (and any amendment or supplement thereto) or at the time of the Xeris Shareholders Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Joint Proxy Statement and the Form S-4 (other than the portions thereof relating solely to the Court Meeting or the EGM) and any related documents will comply in all material respects as to form with the requirements of both the Exchange Act and the Securities Act and the rules and regulations promulgated thereunder. The parts of the Scheme Document and any related documents for which the Xeris Directors are responsible under the Takeover Rules and any related filings for which the Xeris Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Clause 6.2(l), no representation or warranty is made by Xeris with respect to information or statements made or incorporated by reference in the Joint Proxy Statement and the Form S-4 which were not supplied by or on behalf of Xeris.

(m)	Regulatory Matters.

(i)

Except as set forth on Clause 6.2(m)(i) of the Xeris Disclosure Schedule, (i) each of Xeris and its Subsidiaries is in material compliance and since June 21, 2018 has been in material compliance with all applicable Health Care Laws, including the FDCA, the PHSA, and any implementing regulations, and, as applicable, those requirements relating to Good Manufacturing Practice, Good Laboratory Practice, Good Clinical Practice, Good Pharmacovigilance Practice, and any comparable state and foreign Applicable Laws and (ii) to the knowledge of Xeris, none of Xeris or any of its Subsidiaries has received any written communication or has been subject to any Action (other than routine FDA inspections) since the Xeris IPO Date from a Governmental Entity that alleges that it is not in compliance with any Health Care Law, except in the case of the immediately foregoing clauses (i) and (ii) where any noncompliance has not had, individually or in the aggregate, a Xeris Material Adverse Effect. Except as set forth on Clause 6.2(m)(i) of the Xeris Disclosure Schedule, (i) none of Xeris or any of its Subsidiaries is party to and has any ongoing obligations pursuant to or under any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Entity, and (ii) to the knowledge of Xeris, none of Xeris or any of its Subsidiaries, or any of their employees, officers or directors, has been excluded, suspended or debarred from participation in any U.S. state or federal health care program or has been convicted of any crime or is subject to any Action by any Governmental Entity or other similar action, or has engaged in any conduct, that could reasonably be expected to result in debarment, suspension or exclusion.

(ii)

To the knowledge of Xeris, each of Xeris and its Subsidiaries has, maintains and is operating in material compliance with all Consents of the FDA, EMA and comparable Governmental Entities which are required for the conduct of Xeris’s business (collectively, the “Xeris Health Care Permits”), and all such Xeris Health Care Permits are valid, subsisting and in full force and effect, except where the failure to have, maintain or operate in compliance with the Xeris Health Care Permits has not had, individually or in the aggregate, a Xeris Material Adverse Effect. To the knowledge of Xeris, each of Xeris and its Subsidiaries has fulfilled and performed all of its material obligations with respect to the Xeris Health Care Permits, and to the knowledge of Xeris, no event has occurred which allows, or with notice or lapse of time or both, would allow revocation or termination thereof or results in any other material impairment of the rights of the holder of any Xeris Health Care Permit, except where the failure to so fulfil or perform, or the occurrence of such event, has not had, individually or in the aggregate, a Xeris Material Adverse Effect. To the knowledge of Xeris, there is no Action pending or threatened in writing that could result in the suspension, termination, revocation, cancellation, limitation or impairment of any such Xeris Health Care Permit other than those that have not had, individually or in the aggregate, a Xeris Material Adverse Effect.

(iii)

Except as set forth in Clause 6.2(m)(iii) of the Xeris Disclosure Schedule, all applications, notifications, submissions, information, claims, reports and statistics, and other data and conclusions derived therefrom, utilized as the basis for or submitted in connection with any and all requests for a Xeris Health Care Permit relating to any of Xeris and its Subsidiaries, its business and Xeris Products, when submitted to the FDA, EMA or other Governmental Entity were true, complete and correct as of the date of submission, and any necessary or required updates, changes, corrections or modification to such applications, notifications, submissions, information and data have been submitted to the FDA, EMA or other Governmental Entity.

(iv)

None of Xeris or any of its Subsidiaries has had any Xeris Product or manufacturing site subject to a Governmental Entity (including FDA or EMA) shut down or import or export prohibition, and has not received any FDA Form 483 or other Governmental Entity notice of inspectional observations, “warning letters,” “untitled letters” or written requests or requirements to make changes to a Xeris Product or similar correspondence or written notice from the FDA, EMA or other Governmental Entity alleging or asserting noncompliance with any applicable Health Care Law, Xeris Health Care Permit or such requests or requirements of a Governmental Entity.

(v)

(i) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by any of Xeris and its Subsidiaries or in which any of Xeris and its Subsidiaries, or any of Xeris Products have participated were, and if still pending are, being conducted in accordance with standard medical and scientific research procedures and all Applicable Laws, including, but not limited to, the FDCA, the PHSA, and their applicable implementing regulations, and (ii) FDA has not placed any IND filed by or on behalf of Xeris or its Subsidiaries, or clinical studies under such IND on clinical hold, or otherwise delayed, suspended, or terminated, any such IND or clinical study, and neither FDA, any applicable foreign Governmental Entity, nor any Review Board has commenced, or, to the knowledge of Xeris, threatened to commence, any action to place on clinical hold, or otherwise delay, suspend, or terminate, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of Xeris or its Subsidiaries.

(vi)

Xeris has made available to Strongbridge a true, complete, and correct copy of (i) any NDA and IND submitted to FDA, including all supplements and amendments thereto and any foreign equivalents, and (ii) all material correspondence to or from FDA, EMA, and any other Governmental Entity, in each case concerning (A) a Xeris Product, (B) Xeris’s compliance with applicable Health Care Laws regarding Xeris Product, and (C) the likelihood or timing of, or requirements for, regulatory approval of Xeris Product, as applicable. With respect to each Xeris Product, except as set forth in Clause 6.2(m)(vi) of the Xeris Disclosure Schedule, Xeris has made available to Strongbridge true, complete and correct copies of all technical, scientific, chemical, biological, pharmacological, manufacturing quality and control, and toxicological data as well as clinical and preclinical reports (together with clinical data sets associated with such reports), and validation documents and data, and all material correspondence to or from Xeris and FDA or any other Governmental Entity.

(vii)

Except as set forth in Clause 6.2(m)(vii) of the Xeris Disclosure Schedule, all applications, notifications, submissions, information, claims, reports and statistics and other data and conclusions derived therefrom, utilized as the basis for, or submitted in connection with an NDA, IND, or foreign equivalent with respect to a Xeris Product, when submitted to FDA or such other comparable Governmental Entity were complete and accurate in all material respects as of the date of submission and any required updates, changes, corrections or modifications to such applications, submissions, information and data have been submitted to FDA or such other comparable Governmental Entity. All the foregoing required filings were made to FDA or such other comparable Governmental Entity in a timely manner in accordance with Applicable Laws.

(viii)

All animal studies or other preclinical tests performed in connection with or as the basis for any submission to FDA or other comparable Governmental Entity, filed under an IND or other foreign equivalent or that Xeris or any of its Subsidiaries anticipates will be submitted to FDA or other comparable Governmental Entity in support of any clinical investigation for Xeris Products either (i) have been conducted in accordance, in all material respects, with applicable Good Laboratory Practice requirements contained in 21 C.F.R. Part 58 or any applicable comparable state or foreign Law or (ii) involved experimental research techniques that would not be performed by a registered Good Laboratory Practice testing laboratory (with appropriate notice being given to the FDA or other pertinent Governmental Entity if so required) and have employed in all material respects the procedures and controls generally used by qualified experts in animal or preclinical study of products comparable to those being developed by Xeris. Xeris and each of its Subsidiaries have complied with the applicable provisions of the Animal Welfare Act Amendments of 1976 (7 U.S.C. 2131 et seq.) and any comparable state or foreign Laws. None of Xeris or any of its Subsidiaries has received any notice or other communication from a Governmental Entity or a Review Board requiring the termination or suspension or material modification of any animal or preclinical trial with respect to any Xeris Product.

(ix)

All human clinical trials with respect to any Xeris Product conducted by or on behalf of Xeris or any of its Subsidiaries and are being, conducted in material compliance with the applicable requirements of the FDCA, the PHSA, including any applicable requirements pertaining to Good Clinical Practice, Informed Consent, Institutional Review Boards (as those terms are defined in the FDCA or its implementing regulations), all applicable requirements relating to clinical trials or the protection of human subjects contained in 21 C.F.R. Parts 50, 54, 56, and 312, applicable guidances issued by the FDA or comparable Governmental Entity during the COVID-19 pandemic, as well as the International Conference on Harmonization Guideline E6, and all comparable state or foreign Laws, including by filing annual and periodic reports, amendments and safety reports for Xeris Products required to be made to the FDA or any comparable Governmental Entity. None of Xeris or any of its Subsidiaries has received any notice that FDA, any Review Board, or any domestic or foreign Governmental Entity, has initiated, or threatened to initiate, any clinical hold or other action to suspend any clinical trial sponsored by or on behalf of Xeris or any of its Subsidiaries, any action to suspend or terminate any IND in the United States or other foreign equivalent documents sponsored by or on behalf of Xeris or any of its Subsidiaries or otherwise restrict the clinical study of any Xeris Product.

(x)

All clinical trials conducted by or on behalf of Xeris or any of its Subsidiaries and the results of all such clinical trials have been registered and disclosed in accordance with Section 801 of the Food and Drug Administration Amendments Act of 2007 (Section 402(j) of the PHSA), 42 C.F.R. Part 11 and all other Applicable Laws.

(xi)

There is not and has not been, and to Xeris’s knowledge there is no threat of, any recall, return or defect of any Xeris Product, nor has Xeris issued any replacements, safety alerts or any other written notice to an investigator or Governmental Entity asserting potential lack of safety or regulatory compliance with respect to any Xeris Product, and to Xeris’s knowledge, there are no facts that would be reasonably likely to result in the foregoing or a termination or suspension of developing and testing of any such Xeris Product.

(xii)

All manufacturing operations with respect to any Xeris Product conducted by or for the benefit of Xeris or any of its Subsidiaries have been and are being conducted, as may be applicable, in accordance, in all material respects, with the FDA’s current Good Manufacturing Practice requirements for drug and biological products, as those requirements are set forth in FDA regulations at 21 C.F.R. Parts 210, 211, or 600, applicable guidances issued by any Governmental Entity during the COVID-19 pandemic, or otherwise under 21 U.S.C. § 351, and all comparable foreign Laws. In addition, Xeris and any of its Subsidiaries are in material compliance with all applicable registration and listing requirements set forth in 21 U.S.C. § 360 and 21 C.F.R. Part 207 and all comparable foreign Laws with respect to each Xeris Product. Xeris has made available to Xeris copies of any and all written notices of inspectional observations, establishment inspection reports and any other material documents received from FDA and comparable Governmental Entities relating to a Xeris Product.

(xiii)

Xeris has no knowledge of (i) any adverse event that should have been reported but was not yet reported to FDA or EMA or other Governmental Entity or Review Board with respect to the safety or efficacy of any Xeris Product or (ii) any scientific or technical fact or circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a material and adverse effect on the scientific, therapeutic or commercial viability of any Xeris Product in light of the particular stage of development of such Xeris Product and taking into account all relevant facts and circumstances at the time such facts or circumstances arose, including medical and clinical considerations, the regulatory environment and competitive market conditions.

(xiv)

All personal data processed by or on behalf of Xeris with respect to Xeris Products, including any information or data collected during any clinical trials conducted with respect to Xeris Products, during the development, pre-clinical and clinical testing, manufacture, storage, testing, distribution, supply and administration of any Xeris Product, have been and are being processed in material compliance with Applicable Law including by ensuring that all necessary consents or authorizations have been obtained in accordance with Applicable Laws.

(xv)

None of Xeris or any of its Subsidiaries is the subject of any pending or, to the knowledge of Xeris, threatened investigation in respect of it or Xeris Products, by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto.

(n)	Tax Matters.

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect:

(i)

all Tax Returns that are required to be filed by or with respect to Xeris or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, correct and complete;

(ii)	Xeris and its Subsidiaries, within the time and manner prescribed by Applicable Law, have paid all Taxes required to be paid by any of them, including any Taxes required to be withheld from amounts owing to any employee, creditor, or third party (in each case, whether or not shown on any Tax Return), except with respect to matters being contested in good faith through appropriate proceedings or for which adequate reserves have been established in accordance with U.S. GAAP on the financial statements of Xeris and its Subsidiaries;

(iii)

all Taxes due and payable by Xeris or any of its Subsidiaries have been adequately provided for, in accordance with U.S. GAAP, in the financial statements of Xeris and its Subsidiaries for all periods ending on or before the date of such financial statements;

(iv)

during the last seven years, no claim has been made in writing by a Tax Authority in a jurisdiction where any of Xeris or its Subsidiaries does not file Tax Returns that such Person is or may be subject to taxation by that jurisdiction;

(v)

none of Xeris or any of its Subsidiaries is or has been a party to any “listed transaction,” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b), or any similar provision of state, local or non-U.S. law;

(vi)

neither Xeris nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local, or non-U.S. law) in the two years prior to the date of this Agreement;

(vii)

none of Xeris or any of its Subsidiaries will be required to include a material item of income (or exclude a material item of deduction) in any taxable period beginning after the Completion Date as a result of (i) any installment sale or open transaction disposition made on or prior to the Completion Date, (ii) excess loss account or deferred intercompany transaction described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law), (iii) prepaid amount received or deferred revenue recognized prior to Completion, (iv) change in method of accounting adopted prior to Completion, (v) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed prior to Completion, or (vi) by reason of Section 965(a) of the Code or an election pursuant to Section 965(h) of the Code (or any similar provision of state, local or foreign Law);

(viii)	there are no liens for Taxes upon any property or assets of Xeris or any of its Subsidiaries, except for Xeris Permitted Liens;

(ix)

No claim, assessment, deficiency or proposed adjustment for any Tax has been asserted or assessed by any Governmental Entity against Xeris or any of its Subsidiaries that remains unresolved or unpaid except for claims, assessments, deficiencies or proposed adjustments being contested in good faith and for which adequate reserves have been established in accordance with U.S. GAAP;

(x)

There are no Tax audits or other examinations of Xeris or any of its Subsidiaries and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any Taxes of Xeris or any of its Subsidiaries (other than extensions granted in connection with extensions of time to file Tax Returns obtained in the ordinary course of business);

(xi)

Neither Xeris nor any of its Subsidiaries has made a request for an advance tax ruling, a request for technical advice, a request for a change of any method of accounting or any similar request that is in progress or pending with any Governmental Entity with respect to any Taxes;

(xii)

Neither Xeris nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing or similar agreement (other than any such agreement solely between or among Xeris and any of its Subsidiaries and customary commercial Contracts not primarily related to Taxes);

(xiii)

Neither Xeris nor any of its Subsidiaries (i) is liable for Taxes of any other Person (other than Xeris or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or non-U.S. Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state, local, or non-U.S. income Tax purposes, other than a group the common parent of which was or is Xeris; and

(xiv)

Neither Xeris nor any of its Subsidiaries, nor any Affiliates of Xeris or any Affiliates of Xeris’s Subsidiaries, has taken or agreed to take any action or has knowledge of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Scheme and the Merger, together, from qualifying for the Intended Tax Treatment.

(o)	Labour Matters.

(i)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, Xeris and its Subsidiaries are, and since the Xeris IPO Date have been, in material compliance with all Applicable Laws relating to labour and employment matters, including those relating to labour management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(ii)

Neither Xeris nor any of its Subsidiaries is, or from the Xeris IPO Date to the date of this Agreement has been, a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement with any labour organization, labour union or other employee representative, and, to Xeris’s knowledge, from the Xeris IPO Date through the date of this Agreement, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any employee of Xeris or any of its Subsidiaries. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, as of the date of this Agreement, (i) there are no Unfair Labor Practice (as defined in the National Labors Relations Act) complaints pending or, to Xeris’s knowledge, threatened against Xeris or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Entity, and (ii) since the Xeris IPO Date there has not been, and there is, no labour strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to Xeris’s knowledge, threatened against or affecting Xeris or any of its Subsidiaries.

(iii)

Since the Xeris IPO Date, Xeris and its Subsidiaries have not entered into any agreement with any works council, labour union, or similar labour organization that would require Xeris to obtain the consent of, or provide advance notice, to such works council, labour union or similar labour organization of the transactions contemplated by this Agreement.

(iv)

To Xeris’s knowledge, in the last three (3) years, (i) no material allegations of sexual harassment have been made against any officer of Xeris or any of its Subsidiaries, and (ii) Xeris and its Subsidiaries have not entered into any settlement agreements related to allegations of sexual harassment or misconduct by an officer of Xeris or any of its Subsidiaries.

(v)	The employment of each of Xeris’s and any of its Subsidiaries’ employees is terminable by Xeris or the applicable Subsidiary at will.

(vi)

To Xeris’s knowledge, as of the date of this Agreement, no officer or senior executive of Xeris or any of its Subsidiaries has indicated that he or she presently intends to terminate his or her employment with Xeris or the applicable Subsidiary, nor has any officer or senior executive threatened or expressed any intention to do so.

(vii)

Since the Xeris IPO Date, neither Xeris nor any of its Subsidiaries has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the WARN Act or similar state or local law, issued any notification of a plant closing or mass layoff required by the WARN Act or similar state or local law, or incurred any liability or obligation under WARN or any similar state or local law that remains unsatisfied.

(p)	Intellectual Property; Data Privacy.

(i)

Xeris has made available to Strongbridge a true and complete list, as of the date of this Agreement, of all Registered Intellectual Property that is Xeris Intellectual Property (the “Xeris Registered IP”). Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, (i) each item of Xeris Registered IP is legally, beneficially and solely owned by Xeris or one of its Subsidiaries, free and clear of all Liens (other than Permitted Liens), (ii) no Xeris Registered IP has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Registered Intellectual Property, except where Xeris has made a reasonable business decision to not maintain or renew such Registered Intellectual Property, (iii) none of the Xeris Registered IP that has issued or become registered has subsequently been adjudged invalid or unenforceable, and (iv) all Xeris Registered IP is subsisting, and if registered to the knowledge of Xeris, not invalid or unenforceable. There is no interference, nullification, reissue, reexamination, derivation, opposition, cancellation or similar proceeding pending or, to the knowledge of Xeris, threatened against Xeris or any of its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Xeris Registered IP (other than ordinary course proceedings with patent, trademark and copyright offices related to the application for, or renewal of, any item of Xeris Registered IP).

(ii)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, the Xeris Intellectual Property and the Xeris Licensed Intellectual Property constitute all of the material Intellectual Property Rights necessary to develop, manufacture or sell each material Xeris Product as currently researched, tested, developed, commercialized, manufactured, sold or distributed by Xeris and its Subsidiaries as of the date of this Agreement; provided that the foregoing is not a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property.

(iii)

None of the material Xeris Intellectual Property is subject to any order, claim, action, proceeding, suit or, to the knowledge of Xeris, investigation of any Governmental Entity pending or, to the knowledge of Xeris, threatened against Xeris or any of its Subsidiaries materially and adversely affecting the use thereof or rights thereto by or of Xeris or any of its Subsidiaries. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect and to the knowledge of Xeris, (i) the operation of the business of Xeris or any of its Subsidiaries as of the date hereof does not infringe, misappropriate or otherwise violate and since the Xeris IPO Date has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Third Party and (ii) to the knowledge of Xeris, as of the date of this Agreement no Third Party has infringed, misappropriated or otherwise violated any material Xeris Intellectual Property or any Intellectual Property Rights exclusively licensed to Xeris or any of its Subsidiaries that is material to the development, manufacture or sale of a Xeris Product.

(iv)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, Xeris and its Subsidiaries at all times have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in the Xeris Intellectual Property (except for any Xeris Intellectual Property whose value would not reasonably be expected to be impaired in a material respect by disclosure), and to the knowledge of Xeris, there have been no material unauthorized uses or disclosures of any such Trade Secrets.

(v)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, to the knowledge of Xeris, (A) Xeris and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200—212, with respect to any Patents included in the Xeris Registered IP (“Xeris Patents”) that cover or are practiced by a Xeris Product, and (B) no funding, facilities or personnel of any Governmental Entity or any university, college, research institute or other educational institution has been used to invent, create or develop any inventions that are the subject of any Xeris Patents and that cover or are practiced by a Xeris Product, except for any such funding or use of facilities or personnel that has not resulted in, by such Governmental Entity or institution any ownership interest in or material claim against such Xeris Patents as practiced by a Xeris Product.

(vi)

Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, Xeris and its Subsidiaries have obtained from all current or former employees, officers, consultants and contractors who have created or developed material Intellectual Property Rights for or on behalf of Xeris or any of its Subsidiaries, valid assignments of such parties’ rights in such Intellectual Property Rights to Xeris or one of its Subsidiaries, to the extent permitted by Applicable Law, or Xeris and its Subsidiaries otherwise own such Intellectual Property Rights by operation of law.

(vii)

All collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Xeris and any of its Subsidiaries of Personal Data are and have been in compliance with all applicable Privacy Legal Requirements and Privacy Commitments. Since the Xeris IPO Date, neither Xeris nor any of its Subsidiaries have received any written notice alleging any material violation by Xeris or any of its Subsidiaries of any Privacy Legal Requirement or Privacy Commitment, nor, to the knowledge of Xeris, has Xeris or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Entity. To the knowledge of Xeris, neither Xeris nor any of its Subsidiaries have since the Xeris IPO Date been or are currently: (a) under audit or investigation by any Governmental Entity, or (b) subject to any Third Party claim, demand, audit or action, in each case, alleging a violation of any other Person’s Personal Data. Neither Xeris nor any of its Subsidiaries have received any material written complaint by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Xeris or any of its Subsidiaries.

(viii)

Xeris and its Subsidiaries have in place policies and procedures for the proper collection, processing, transfer, disclosure, sharing, storing, security and use of Personal Data by Xeris and its Subsidiaries that comply with applicable Privacy Legal Requirements.

(ix)

Since the Xeris IPO Date, Xeris and its Subsidiaries have not experienced any security breaches or incidents, unauthorized use, access or disclosure related to Personal Data in the custody or control of Xeris and its Subsidiaries or any service provider acting on behalf of Xeris and its Subsidiaries. Since the Xeris IPO Date, no circumstance has arisen in which the applicable Privacy Legal Requirements would require Xeris or any of its Subsidiaries to notify a Person or Governmental Entity of a data security breach or security incident.

(x)

Xeris and its Subsidiaries at all times have implemented and maintained commercially reasonable written policies and procedures with respect to technical, organizational, administrative, and physical safeguards designed to protect the security, confidentiality, integrity and availability of Trade Secrets, Personal Data and information technology systems of Xeris and its Subsidiaries. Since the Xeris IPO Date, there have been no security breaches in the information technology systems of Xeris nor any of its Subsidiaries. Since the Xeris IPO Date, there have been no material disruptions in any such information technology systems, that adversely affected the operations of the business of Xeris or any of its Subsidiaries.

(xi)	Xeris and its Subsidiaries: (A) regularly conduct Information Security Reviews; (B) timely (in accordance with applicable Privacy Legal Requirements) correct any material exceptions or vulnerabilities identified in such Information Security Reviews; and (C) have made available true and accurate copies of all Information Security Reviews for the three (3) years preceding the date hereof. Xeris and its Subsidiaries provide their employees with regular training on privacy and data security matters to the extent required by applicable Privacy Legal Requirements.

(xii)

In connection with each Third Party servicing, outsourcing, processing, or otherwise using Personal Data collected, held, or processed by or on behalf of the Xeris and its Subsidiaries, Xeris and its Subsidiaries have entered into valid written data processing agreements with any such Third Party for it to (i) comply with the applicable Privacy Legal Requirements, (ii) act only in accordance with the instructions of Xeris and its Subsidiaries or the terms of the applicable agreement(s) with respect to the use of such Personal Data, (iii) protect and secure such Personal Data from data security incidents, and (iv) restrict use of such Personal Data to those authorized or required under the servicing, outsourcing, processing, or similar arrangement.

(xiii)

Xeris and its Subsidiaries are and at all times since May 25, 2018 have been in compliance with European Data Protection Requirements. No Personal Data has been transferred outside of the European Economic Area or the United Kingdom other than in accordance with a valid data transfer mechanism.

(q)	Properties.

(i)

Clause 6.2 of the Xeris Disclosure Schedule sets forth a true and complete list of each material lease, sublease or license under which Xeris or any of its Subsidiaries leases, subleases or licenses any material real property for the benefit of Xeris or any of its Subsidiaries. Each of Xeris and its Subsidiaries has good, valid and marketable fee simple title to, or has valid leasehold interests in, all real property of Xeris or any such Subsidiary (as applicable), free and clear of all Liens, except for Permitted Liens. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, (a) each lease, sublease or license under which Xeris or any of its Subsidiaries leases, subleases or licenses any real property is, subject to the Bankruptcy and Equity Exceptions, a valid and binding obligation of Xeris or a Subsidiary of Xeris (as the case may be) and in full force and effect and enforceable in accordance with its terms against Xeris or any of its Subsidiaries (as the case may be) and, to the knowledge of Xeris, each of the other parties thereto (except for such leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Xeris or any of its Subsidiaries of any of the provisions thereof), (b) neither Xeris nor any of its Subsidiaries, nor, to the knowledge of Xeris, any of the other parties thereto has violated or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under any provision of any such lease, and (c) neither Xeris nor any of its Subsidiaries has received written notice that it has violated or defaulted under any such lease.

(r)

Opinion of Financial Advisor. The Xeris Board has received an opinion from SVB Leerink LLC, dated as of May 23, 2021, to the effect that, as of such date and subject to the various assumptions, qualifications and limitations set forth in such opinion, the Merger Consideration (taking into account the Acquisition) is fair, from a financial point of view, to the Xeris Shareholders (other than Xeris and its Subsidiaries). A signed, true and complete copy of such opinion will promptly be provided to Strongbridge solely for informational purposes.

(s)

Required Vote of Xeris Shareholders. The only vote of holders of securities of Xeris necessary to adopt this Agreement and to approve the Merger is the adoption of this Agreement by the holders of a majority of the Xeris Shares outstanding and entitled to vote thereon (the “Xeris Shareholder Approval”). The affirmative vote of the holders of Xeris Shares is not necessary to consummate any transaction contemplated by this Agreement other than the Merger.

(t)	Material Contracts.

(i)	Clause 6.2(t) of the Xeris Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which Xeris or any of its Subsidiaries is a party or by which it is bound (each such Contract listed or required to be so listed, and each of the following Contracts to which Xeris or any of its Subsidiaries becomes a party or by which it becomes bound after the date of this Agreement, a “Xeris Material Contract”):

(A) any Contract (or series of related Contracts), including any manufacturing or supply agreement, but excluding any distribution agreement or clinical regulatory agreement, (A) that requires by its terms or is reasonably likely to require the payment or delivery of cash or other consideration by or to Xeris or any of its Subsidiaries in an amount having an expected value in excess of $5,000,000 in a fiscal year or (B) relating to capital expenditures or commitments in excess of $3,000,000 in the aggregate;

(B) any Contract involving the acquisition or disposition, directly or indirectly (by merger or otherwise) in the three (3) years preceding the date hereof, of assets or securities by or from any Person or any business, other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice, including any Contract that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or may reasonably be expected to require the receipt or making of payments or the issuance of any equity securities of Xeris or any of its Subsidiaries;

(C) any Contract with a Governmental Entity, including any material grant or loan or aid pursuant to a stimulus or government grant program or otherwise from a Governmental Entity;

(D) any Contract that (A) limits or purports to limit, in any material respect, the freedom of Xeris or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favoured nation” obligations or restrictions or (C) contains any other provisions that restrict the ability of Xeris or any of its Subsidiaries to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research any Xeris Product, directly or indirectly through Third Parties, in any material respect;

(E) any Contract relating to third-party indebtedness for borrowed money (including under any short-term financing facility) in excess of $250,000 (whether incurred, assumed, guaranteed or secured by any asset of Xeris or any of its Subsidiaries) other than any Contract exclusively between or among Xeris and any of its wholly owned Subsidiaries;

(F) any Contract restricting the payment of dividends or the making of distributions in respect of any equity securities of Xeris or any of its Subsidiaries or the repurchase or redemption of, any equity securities of Xeris or any of its Subsidiaries;

(G) any material joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization, research, development, license or other similar agreement;

(H) any material Contract with any Person (A) pursuant to which Xeris or any of its Subsidiaries may be required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events, or (B) under which Xeris or any of its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to any Xeris Product or any material Intellectual Property Rights other than (in respect of the foregoing (A) and (B), non-exclusive licenses granted in the ordinary course of business consistent with past practice);

(I) any lease or sublease for material real or personal property;

(J) all material Contracts pursuant to which Xeris or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software) or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Xeris Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business consistent with past practice);

(K) any “single source” supply Contract pursuant to which goods or materials that are not commodities and that are material to the business of Xeris and its Subsidiaries are supplied to Xeris or any of its Subsidiaries from an exclusive source;

(L) any Contracts, or other transactions with any record owner, excluding employment agreements for directors and officers, or to the knowledge of Xeris, beneficial owner of five percent or more of the voting securities of Xeris, or affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such director or beneficial owner;

(M) any material Contract involving the settlement of any Action or threatened Action (or series of related Actions);

(N) any settlement agreements by Xeris or any of its Subsidiaries with Tax Authorities; and

(O) any other Contract required to be filed by Xeris pursuant to Item 601(b)(10) of Regulation S-K or disclosed by Xeris on a Current Report on Form 8-K.

(ii)

Each Xeris Material Contract is, subject to the Bankruptcy and Equity Exceptions, (i) a valid and binding obligation of Xeris or a Subsidiary of Xeris (as the case may be) and, to the knowledge of Xeris, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with its respective terms against Xeris or a Subsidiary of Xeris (as the case may be) and, to the knowledge of Xeris, each of the other parties thereto (in each case except for such Xeris Material Contract that terminates or is terminated after the date of this Agreement in accordance with its respective terms, other than as a result of a default or breach by Xeris or any of its Subsidiaries of any of the provisions thereof), except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect. To the knowledge of Xeris, no Person is seeking to terminate, or challenging the validity or enforceability of, any Xeris Material Contract, except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect. Neither Xeris nor any of its Subsidiaries, nor, to the knowledge of Xeris, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Xeris nor any of its Subsidiaries has received notice that it has violated or defaulted under, any Xeris Material Contract, except as would not have had, individually or in the aggregate, a Xeris Material Adverse Effect. Xeris has made available to Strongbridge true and complete copies of each Xeris Material Contract, including all amendments thereto.

(iii)

Neither Xeris nor any of its Subsidiaries has received any notices seeking (i) to excuse a Third Party’s non-performance, or delay a Third Party’s performance, under existing Xeris Material Contracts due to interruptions caused by COVID-19 (through invocation of force majeure or similar provisions, or otherwise) or (ii) to modify any existing contractual relationships due to COVID-19.

(u)

Insurance. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, Xeris and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as Xeris reasonably believes, based on past experience (taking into account what is customary and adequate for companies of similar size in the industries and locations in which Xeris operates), is adequate for the businesses and operations of Xeris and its Subsidiaries. Clause 6.2(u) of the Xeris Disclosure Schedule sets forth, as of the date hereof, a true and complete list of all material insurance policies issued in favour of Xeris or any of its Subsidiaries, or pursuant to which Xeris or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any historic incurrence-

based policies still in force. Such policies are in full force and effect and all premiums due thereon have been paid, and neither Xeris nor any of its Subsidiaries is in breach or default of any such policy. No notice of cancellation or termination has been received with respect to any such policy, nor will any such cancellation or termination result from the consummation of the transactions contemplated hereby.

(v)

Finders or Brokers. Except for SVB Leerink LLC, neither Xeris nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition or the Merger.

(w)	FCPA; Anti-Corruption; Sanctions; Export Controls.

(i)

Neither Xeris nor any of its Subsidiaries, nor, to the knowledge of Xeris, any director, manager, employee, agent or representative of Xeris or any of its Subsidiaries, in each case acting on behalf of Xeris or any of its Subsidiaries, has, in the last five years, in connection with the business of Xeris or any of its Subsidiaries, taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable);

(ii)

Neither Xeris nor any of its Subsidiaries nor, to the knowledge of Xeris, any director, manager or employee of Xeris or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or pending or, to the knowledge of Xeris, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving Xeris or any of its Subsidiaries relating to applicable Bribery Legislation, including the FCPA;

(iii)

Xeris and each of its Subsidiaries has instituted policies and procedures reasonably designed to promote compliance with the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force; and

(iv)

None of Xeris or any of its Subsidiaries, nor, to the knowledge of Xeris, any of their respective directors, managers or employees is a Sanctioned Person. Except as has not had, individually or in the aggregate, a Xeris Material Adverse Effect, none of Xeris or any of its Subsidiaries, nor, to the knowledge of Xeris, any of their respective directors, managers or employees (i) has, in the last five years, engaged in, direct or indirect dealings with any Sanctioned Person or in any Sanctioned Country on behalf of Xeris or any of its Subsidiaries in violation of applicable Sanctions Laws or (ii) has, in the last five years, violated, or engaged in any unlawful conduct under, any Sanctions Laws or other applicable import or export control laws, regulations, statutes, or orders, including the Export Administration Regulations and the International Traffic in Arms Regulations, nor to the knowledge of Xeris, been the subject of an investigation or allegation of such a violation or unlawful conduct.

(x)

Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Xeris Certificate of Incorporation is, or at the Merger Effective Time will be, applicable to Strongbridge, Holdco, any of their respective Subsidiaries or the Merger.

(y)

No Ownership of Strongbridge Shares. Neither Xeris nor any of its Subsidiaries beneficially owns, directly or indirectly, any Strongbridge Shares or other securities convertible into, exchangeable for or exercisable for Strongbridge Shares, and neither Xeris nor any of its Subsidiaries has any rights to acquire any Strongbridge Shares. There are no voting trusts or other agreements or understandings to which Xeris or any of its Subsidiaries is a party with respect to the voting of the capital or capital stock or other equity securities of Strongbridge or any of its Subsidiaries.

(z)

No Other Representations. Except for the representations and warranties contained in this Clause 6.2 or in any certificates delivered by Xeris in connection with the Completion pursuant to Condition 5(c),

Strongbridge acknowledges that neither Xeris nor any Representative of Xeris makes any other express or implied representation or warranty with respect to Xeris, any of its Subsidiaries or the Merger Parties or with respect to any other information provided or made available to Strongbridge in connection with the transactions contemplated by this Agreement, including any information, documents, projections, forecasts or other material made available to Strongbridge or to Strongbridge’s Representatives in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement.

7.	ADDITIONAL AGREEMENTS

7.1	Investigation

(a)

Each of Strongbridge and Xeris shall afford the other Party and its Representatives (at the other Party’s sole expense) reasonable access during normal business hours, throughout the period from the release of the Rule 2.5 Announcement until the earlier of Completion and the date, if any, on which the Agreement is terminated pursuant to Clause 9, to its and its Subsidiaries’ (i) properties, employees, contracts, commitments, books and records, financial and operating data or any report, schedule or other document filed or received by it pursuant to the requirements of Applicable Laws and (ii) reasonably current information about on-going Actions described in the Strongbridge SEC Documents or the Xeris SEC Documents (as applicable), in each case, for purposes of due diligence or integration planning or post-Completion retention of key personnel and/or effecting the Acquisition or the Merger; provided, that no investigation prior to, on or after the date of this Agreement, including by way of any access granted pursuant to this Clause 7.1(a), shall affect or be deemed to modify, diminish or obviate any of the representations, warranties or covenants made by any of the Parties in this Agreement or the Expenses Reimbursement Agreement. During such period described in the immediately preceding sentence, upon reasonable notice and subject to Applicable Law and during normal business hours, each of Strongbridge and Xeris shall instruct its pertinent Representatives to reasonably cooperate with the other Party and its Representatives in its review of any such information provided or made available pursuant to the immediately preceding sentence. Notwithstanding the foregoing, neither Strongbridge nor Xeris shall be required to afford such access if it would unreasonably disrupt the operations of such Party or any of its Subsidiaries, would cause a loss of the protections of the attorney client privilege, work-product doctrine or other similar privilege to such Party or any of its Subsidiaries or would constitute a violation of any Applicable Law (provided that the withholding Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such violation or loss of privilege). If any material is withheld by a Party pursuant to the preceding sentence, such Party shall (subject to the preceding sentence) inform the other Party as to the general nature of what is being withheld.

(b)

Each Party shall promptly notify the other Party of the occurrence of any event (and provide copies of relevant information relating thereto) which would or would reasonably be expected to (A) prevent or materially delay the consummation of the Scheme, the Acquisition or the other transactions contemplated hereby or (B) result in the failure of any Condition; provided that the delivery of any notice pursuant to this Clause 7.1(b) shall not in and of itself affect or be deemed to modify any representation, warranty, covenant, right, remedy, or condition to any obligation of any Party hereunder.

(c)

Throughout the period from the release of the Rule 2.5 Announcement until the earlier of Completion and the date, if any, on which this Agreement is terminated pursuant to Clause 9, Strongbridge shall, to the extent permitted by Applicable Law, promptly (and in any event within seven (7) days of receipt) provide Xeris with a copy of all material written correspondence received after the date hereof from the FDA or any similar Governmental Entity concerning any Strongbridge Product set forth on Clause 7.1(c) of the Strongbridge Disclosure Schedule regarding the (i) filing and review of any application in connection with such Strongbridge Product, including any Day-74 letter; (ii) withdrawal, suspension, delay (including refuse-to-file letter or complete response letter), termination, placement on inactive status (including any clinical hold) or revocation of any approval for such Strongbridge Product, (iii) prohibition or suspension of the supply of such Strongbridge Product, (iv) new or expanded investigation, review or inquiry concerning the safety of such Strongbridge Product, or (v) marketing approval of any such Strongbridge Product. To the extent permitted by Applicable Law, Strongbridge shall provide Xeris with at least five (5) days’ advance notice of any meetings or conference calls Strongbridge has scheduled with FDA or similar Governmental Entity and an opportunity for Xeris to comment on any draft correspondence to FDA or similar Governmental Entity and attend the meetings and conference calls with FDA or similar Governmental Entity.

(d)

The Parties hereby agree that all information provided to them or their respective Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be “Confidential Information,” as such term is used in, and shall be treated in accordance with, the Confidentiality Agreement.

7.2	Consents and Regulatory Approvals

(a)	The terms of the Acquisition at the date of publication of the Scheme Document shall be set out in the Rule 2.5 Announcement and the Scheme Document, to the extent required by Applicable Law.

(b)

Subject to the terms and conditions hereof, the Parties each agree to use their respective reasonable best efforts to achieve satisfaction of the Conditions as promptly as reasonably practicable following the publication of the Scheme Document and in any event no later than the End Date.

(c)	Subject to the terms and conditions hereof, Strongbridge, Xeris and each Merger Party shall use its reasonable best efforts to:

(i)

take, or cause to be taken, all reasonable actions, and do, or cause to be done, and to assist and cooperate with the other Party in doing, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated hereby (including the Acquisition and the Merger) as promptly as practicable;

(ii)

as promptly as reasonably practicable, make all filings, and thereafter make any other required or appropriate submissions, that are required or reasonably necessary to consummate the transactions contemplated by this Agreement (including the Acquisition and the Merger), including (A) if necessary, under the HSR Act, (B) if necessary, under any other applicable Antitrust Laws or foreign investment Laws, (C) under the Takeover Rules and the Act or (D) as required by the High Court;

(iii)	keep the other Parties reasonably informed of all written or material oral communications to or from third parties (including any Relevant Authority) with respect to the Clearances; and

(iv)

as promptly as reasonably practicable, take reasonable actions necessary, proper and advisable to obtain from, make with or provide to any third party (including any Relevant Authority) any Clearances (other than Clearances under any Antitrust Laws, which shall be governed by Clause 7.2(d)) required to be obtained, made or provided by Strongbridge or Xeris or any of their respective Subsidiaries in connection with the consummation of the transactions contemplated hereby (including the Acquisition and the Merger); provided, however, that notwithstanding anything in this Agreement to the contrary, in no event shall Strongbridge or Xeris or any of their respective Subsidiaries be required to pay, prior to the Effective Time, any material fee, penalty or other consideration to any third party for any Clearance required in connection with the consummation of the transactions contemplated by this Agreement (including the Acquisition and the Merger) under any contract or agreement, other than customary filing or application fees in connection with required regulatory approvals.

(d)

Subject to the terms and conditions hereof, each of the Parties agrees, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable best efforts to obtain any

Clearances required or (which the parties acting reasonably agree) advisable in connection with the consummation of the transactions contemplated hereby (including the Acquisition and the Merger) under the HSR Act and any other federal, state or foreign Law designed to prohibit, restrict or regulate actions for the purpose or effect of monopolisation, competition, antitrust or restraint of trade (collectively, “Antitrust Laws”). Each Party shall provide as promptly as practicable such information and documentary material as may be requested by a Relevant Authority following any such filing or notification. The Parties shall consult and cooperate with one another, and consider in good faith the views of one another, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Party in connection with proceedings under or relating to any Antitrust Law prior to their submission.

(e)

Subject to the provisos in Clause 7.2(d) and to the fullest extent permissible under Applicable Law, Xeris and Strongbridge shall (i) promptly advise each other of (and Xeris or Strongbridge shall so advise with respect to written or material oral communications received by any Subsidiary of Xeris or Strongbridge, as the case may be) any written or material oral communication to or from any Relevant Authority in connection with the consummation of the transactions contemplated by this Agreement (including the Acquisition or the Merger); (ii) not participate in any meeting or discussion with any Relevant Authority in respect of any filing, investigation, or enquiry concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other Party in advance, and, unless prohibited by such Relevant Authority, gives the other Party the opportunity to attend; and (iii) promptly furnish the other Party or its counsel with copies of all correspondence, filings, and written communications between them and their Subsidiaries and Representatives, on the one hand, and any Relevant Authority or its respective staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement, except that materials may be redacted, (x) as necessary to comply with contractual arrangements or address reasonable privilege or confidentiality concerns (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such privilege concerns) and (y) to prevent the exchange of confidential information as required by Applicable Law. With respect to any notice, documentation or other communication required to be given by either Party to the other Party pursuant to this Clause 7.2(e), such first Party may give such notice, documentation or other communication to such second Party’s outside counsel, instead of directly to such second Party, if such first Party reasonably believes that doing so is required by, or advisable pursuant to, Applicable Law. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Clause 7.2(e) as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials.

(f)

In the event that the latest date on which the High Court and/or the Panel would permit Completion to occur is prior to the End Date, the Parties shall use their respective reasonable best efforts to obtain consent of the High Court and/or the Panel, as applicable, to an extension of such latest date (but not beyond the End Date). If Rule 12(b)(i) of the Takeover Rules may reasonably be expected to cause the Scheme to lapse, the Parties shall use their respective reasonable best efforts to obtain consent of the Panel to avoid lapsing of the Scheme pursuant to Rule 12(b)(i) of the Takeover Rules. If (i) the High Court and/or the Panel require the lapsing of the Scheme prior to the End Date, (ii) the Scheme lapses pursuant to Rule 12(b)(i) of the Takeover Rules, (iii) Condition 1 fails to be satisfied or (iv) the Scheme lapses pursuant to paragraph 7 of Annex III to the Rule 2.5 Announcement as a result of the Scheme failing to have become effective on or prior to the End Date, the Parties shall (unless and until this Agreement is terminated pursuant to Clause 9) take all reasonable actions required in order to re-initiate the Scheme process as promptly as reasonably practicable (it being understood that no such lapsing described in subclause (i), (ii), (iii) or (iv) shall, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any Party under, this Agreement).

(g)

In no event shall Strongbridge or Xeris be required to pay any material fee, penalty or other consideration in connection with obtaining any Clearance under any applicable Antitrust Law, other than customary filing or application fees in connection with any such Clearance.

(h)

Notwithstanding any other provision of this Agreement to the contrary, in no event shall Xeris, Strongbridge or any of their respective Subsidiaries be required to (i) agree or proffer to divest, license or hold separate (in a trust or otherwise), or take any other action whatsoever with respect to, any of the assets or businesses of Xeris, Strongbridge, Holdco, the Surviving Corporation (assuming the consummation of the Merger) or any of their respective Subsidiaries, (ii) agree or proffer to limit in any manner whatsoever or not to exercise any rights of ownership of any securities (including the Strongbridge Shares) or (iii) enter into any agreement or undertaking that in any way limits the ownership or operation of any business of Xeris, Strongbridge, Holdco, the Surviving Corporation (assuming the consummation of the Merger) or any of their respective Subsidiaries. Neither Strongbridge nor any of its Subsidiaries shall agree to any of the actions or other matters contemplated by the first sentence in this Clause 7.2(h) as applicable to Strongbridge without the prior written consent of Xeris.

7.3	Directors’ and Officers’ Indemnification and Insurance

(a)

Holdco agrees that all rights to indemnification, advancement of expenses or exculpation (including all limitations on personal liability) existing as of the date of this Agreement in favour of each present and former director, officer or employee of Strongbridge or any of its Subsidiaries provided for in their respective Organisational Documents or in any agreement to which Strongbridge or any of its Subsidiaries is a party in respect of actions or omissions occurring at or prior to the Effective Time and set forth on Clause 7.3(a) of the Strongbridge Disclosure Schedule (the “Strongbridge Indemnification Agreements”) (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement) shall survive the consummation of the Scheme and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Effective Time, Holdco shall maintain in effect the provisions for indemnification, advancement of expenses or exculpation in the Organisational Documents of Strongbridge and its Subsidiaries or in any Strongbridge Indemnification Agreement and shall not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the rights thereunder of any individuals who at any time prior to the Effective Time were directors, officers or employees of Strongbridge or any of its Subsidiaries in respect of actual or alleged actions or omissions occurring at or prior to the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement); provided, however, that in the event any claim, action, suit proceeding or investigation is pending, asserted or made either prior to the Effective Time or within such six year period, all rights to indemnification, advancement of expenses or exculpation required to be continued pursuant to this Clause 7.3(a) in respect thereof shall continue until disposition thereof.

(b)

Holdco agrees that all rights to indemnification, advancement of expenses or exculpation (including all limitations on personal liability) existing as of the date of this Agreement in favour of each present and former director, officer or employee of Xeris or any of its Subsidiaries provided for in their respective Organisational Documents or in any agreement to which Xeris or any of its Subsidiaries is a party in respect of actions or omissions occurring at or prior to the Merger Effective Time (including actions or omissions occurring at or prior to the Merger Effective Time arising out of the transactions contemplated by this Agreement) shall survive the consummation of the Merger and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Merger Effective Time, Holdco shall maintain in effect the provisions for indemnification, advancement of expenses or exculpation in the Organisational Documents of Xeris and its Subsidiaries or in any agreement to which Xeris or any of its Subsidiaries is a party and shall not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the rights thereunder of any individuals who at any time prior to the Merger Effective Time were directors, officers or employees of

Xeris or any of its Subsidiaries in respect of actual or alleged actions or omissions occurring at or prior to the Merger Effective Time (including actions or omissions occurring at or prior to the Merger Effective Time arising out of the transactions contemplated by this Agreement); provided, however, that in the event any claim, action, suit, proceeding or investigation is pending, asserted or made either prior to the Merger Effective Time or within such six year period, all rights to indemnification, advancement of expenses or exculpation required to be continued pursuant to this Clause 7.3(b) in respect thereof shall continue until disposition thereof.

(c)

For a period of six years from the Effective Time, Strongbridge shall (and Holdco shall cause Strongbridge to), to the fullest extent permitted under Applicable Law, indemnify and hold harmless each present and former director or officer of Strongbridge or any of its Subsidiaries and each person who served as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Strongbridge or any of its Subsidiaries (each, together with his or her respective heirs and representatives, a “Strongbridge Indemnified Party” and, collectively, the “Strongbridge Indemnified Parties”) against all costs and expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Strongbridge Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any actual or threatened claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any actual or alleged action or omission in such person’s capacity as a director, officer or employee of Strongbridge or any of its Subsidiaries or as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Strongbridge or any of its Subsidiaries, in each case occurring or alleged to have occurred at or before the Effective Time (including actions or omissions occurring at or prior to the Effective Time arising out of the transactions contemplated by this Agreement).

(d)

For a period of six years from the Merger Effective Time, Xeris shall (and Holdco shall cause Xeris to), to the fullest extent permitted under Applicable Law, indemnify and hold harmless each present and former director or officer of Xeris or any of its Subsidiaries and each person who served as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Xeris or any of its Subsidiaries (each, together with his or her respective heirs and representatives, a “Xeris Indemnified Party” and, collectively, the “Xeris Indemnified Parties” and, collectively with the Strongbridge Indemnified Parties, the “Indemnified Parties”) against all costs and expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any actual or threatened claim, suit, proceeding or investigation to each Xeris Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any actual or threatened claim, action, suit, proceeding or investigation (whether arising before, at or after the Merger Effective Time), whether civil, criminal, administrative or investigative, arising out of or pertaining to any actual or alleged action or omission in such person’s capacity as a director, officer or employee of Xeris or any of its Subsidiaries or as a director, officer, member, trustee or fiduciary of another company, joint venture, trust or other enterprise if such service was at the request or for the benefit of Xeris or any of its Subsidiaries, in each case occurring or alleged to have occurred at or before the Merger Effective Time (including actions or omissions occurring at or prior to the Merger Effective Time arising out of the transactions contemplated by this Agreement).

(e)

For a period of six years from the Effective Time, Holdco shall cause to be maintained in effect (i) the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the Effective Time maintained by Strongbridge and its Subsidiaries with respect to matters arising on or before the Effective Time (provided that Holdco may substitute therefor policies with a carrier(s) with comparable credit ratings to the existing carrier(s) of at least the same coverage and amounts containing terms and conditions that are no less favourable to the insured) or

(ii) a “tail” policy (which Strongbridge may purchase at its option prior to the Effective Time, and, in such case, Holdco shall cause such policy to be in full force and effect, and shall cause all obligations thereunder to be honoured by Strongbridge) under Strongbridge’s and its Subsidiaries’ existing directors’ and officers’ insurance policy that covers those persons who are currently covered by Strongbridge’s and its Subsidiaries’ directors’ and officers’ insurance policy and fiduciary liability insurance policy in effect as of the date hereof for actual or alleged actions and omissions occurring at or prior to the Effective Time, is from a carrier(s) with comparable credit ratings to Strongbridge’s and its Subsidiaries’ existing directors’ and officers’ insurance policy carrier(s) and fiduciary liability insurance policy carrier(s) contains terms and conditions that are no less favourable to the insured than those of Strongbridge’s and its Subsidiaries’ directors’ and officers’ insurance policy and fiduciary liability insurance policy in effect as of the date hereof; provided, however, that, after the Effective Time, Holdco shall not be required to pay annual premiums in excess of 350% of the last annual premium paid by Strongbridge and its Subsidiaries prior to the date hereof in respect of the coverages required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount.

(f)

For a period of six years from the Merger Effective Time, Holdco shall cause to be maintained in effect (i) the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the Merger Effective Time maintained by Xeris and its Subsidiaries with respect to matters arising on or before the Merger Effective Time (provided that Holdco may substitute therefor policies with a carrier(s) with comparable credit ratings to the existing carrier(s) of at least the same coverage and amounts containing terms and conditions that are no less favourable to the insured) or (ii) a “tail” policy (which Xeris may purchase at its option prior to the Merger Effective Time, and, in such case, Holdco shall cause such policy to be in full force and effect, and shall cause all obligations thereunder to be honoured by Xeris) under Xeris’s and its Subsidiaries’ existing directors’ and officers’ insurance policy and fiduciary liability insurance policy that covers those persons who are currently covered by Xeris’s and its Subsidiaries directors’ and officers’ insurance policy and fiduciary liability insurance policy in effect as of the date hereof for actual and alleged actions and omissions occurring at or prior to the Merger Effective Time, is from a carrier(s) with comparable credit ratings to Xeris’s and its Subsidiaries’ existing directors’ and officers’ insurance policy carrier(s) and fiduciary liability insurance policy carrier(s), and contains terms and conditions that are no less favourable to the insured than those of Xeris’s and its Subsidiaries’ directors’ and officers’ insurance policy and fiduciary liability insurance policy in effect as of the date hereof; provided, however, that, after the Merger Effective Time, Holdco shall not be required to pay annual premiums in excess of 350% of the last annual premium paid by Xeris and its Subsidiaries prior to the date hereof in respect of the coverages required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount.

(g)

The rights of each Indemnified Party under this Clause 7.3 shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the Organisational Documents of Strongbridge or any of its Subsidiaries or the Organisational Documents of Xeris or any of its Subsidiaries, as applicable, any agreement, any insurance policy, the Act (or any other Applicable Law) or otherwise. The provisions of this Clause 7.3 shall survive the consummation of the Acquisition and the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party without the written consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties shall be third party beneficiaries of this Clause 7.3 and shall be entitled to enforce the covenants contained in this Clause 7.3). Holdco shall pay all reasonable expenses, including attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided for in this Clause 7.3.

(h)

In the event Holdco or any of its respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys more than 50% of its properties and assets to any

Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Holdco assume the obligations set forth in this Clause 7.3.

7.4	Employment and Benefit Matters

(a)

Except where more favourable treatment is required by Applicable Law, for a period of one year following the Effective Time, Holdco shall provide, or shall cause to be provided, to each Strongbridge Employee (i) base compensation and annual target cash bonus opportunity that is no less favourable to such Strongbridge Employee than the base compensation and annual target cash bonus opportunity provided to such Strongbridge Employee immediately prior to the Effective Time; and (ii) other benefits that are substantially comparable, in the aggregate to those provided to similarly situated Xeris employees; provided, however, that no retention, change-in-control or other special or non-recurring compensation or benefits provided prior to the Effective Time or any equity or other long-term incentives, defined benefit pension plans or post-employment welfare benefits shall be taken into account for purposes of this covenant. Further, and notwithstanding any other provision of this Agreement to the contrary, Holdco shall or shall cause its applicable Subsidiary to, assume, honour and fulfil all Strongbridge Benefit Plans in accordance with their terms as in effect immediately prior to the date hereof or as subsequently amended as permitted pursuant to the terms of such Strongbridge Benefit Plans or as permitted pursuant to Clause 5.1(b)(iii) of this Agreement.

(b)

For purposes of vesting, eligibility to participate and level of benefits under the employee benefit plans of Holdco and Xeris providing benefits to any Strongbridge Employees after the Effective Time (the “New Plans”), each Strongbridge Employee shall be credited with his or her years of service with the Strongbridge Group and its predecessors before the Effective Time, to the same extent as such Strongbridge Employee was entitled, before the Effective Time, to credit for such service under any similar Strongbridge Benefit Plan in which such Strongbridge Employee participated or was eligible to participate immediately prior to the Effective Time, provided that the foregoing shall not apply with respect to any benefit accrual under any defined benefit pension plan or to the extent that its application would result in a duplication of benefits with respect to the same period of service. In addition, and without limiting the generality of the foregoing, (A) each Strongbridge Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Strongbridge Benefit Plan in which such Strongbridge Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (B) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Strongbridge Employee, Holdco shall use its reasonable best efforts to cause (1) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless and to the extent the individual, immediately prior to entry in the New Plans, was subject to such conditions under the comparable Old Plans, and (2) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c)	Holdco and Xeris hereby acknowledge that a “change of control” (or similar phrase) within the meaning of any Strongbridge Benefit Plan will occur at or prior to the Effective Time, as applicable.

(d)

Xeris and Strongbridge shall cooperate in respect of consultation obligations and similar notice and bargaining obligations owed to any employees or consultants of Strongbridge or any Subsidiary of Strongbridge in accordance with all Applicable Laws and works council or other bargaining agreements, if any.

(e)

Unless otherwise requested by Xeris in writing at least five Business Days prior to the Effective Time, the Strongbridge Board shall take (or cause to be taken) all actions to adopt such resolutions as may be necessary or appropriate to terminate, effective no later than the day prior to the Completion Date, any Strongbridge Benefit Plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a “Strongbridge 401(k) Plan”). If Strongbridge is required to terminate any Strongbridge 401(k) Plan, then Strongbridge shall provide to Xeris prior to the Completion Date written evidence of the adoption by the Strongbridge Board of resolutions authorising the termination of such Strongbridge 401(k) Plan (the form and substance of which shall be subject to the reasonable prior review and approval of Xeris). In the event the Strongbridge 401(k) Plan is terminated as provided herein, then as soon as reasonably practicable following the Effective Time, Holdco shall designate a defined contribution pension plan of Holdco (or an Affiliate of Holdco) with a qualified cash or deferred arrangement under Section 401(k) of the Code (a “New 401(k) Plan”) that will cover the Strongbridge Employees on and after the Effective Time. Holdco shall cause the New 401(k) Plan to accept the direct rollover of distributions from the Strongbridge 401(k) Plan (including the in-kind rollover of notes evidencing participant loans) with respect to any Strongbridge Employee who elects such a rollover in accordance with the terms of the Strongbridge 401(k) Plan and the Code. Holdco shall take commercially reasonable actions needed to permit each Strongbridge Employee with an outstanding loan balance under the Strongbridge 401(k) Plan as of the Effective Time to continue to make scheduled loan payments to the Strongbridge 401(k) Plan after the Effective Time, pending the distribution and in-kind rollover of the notes evidencing such loans from the Strongbridge 401(k) Plan to the New 401(k) Plan so as to prevent, to the extent reasonably possible, a deemed distribution or loan offset with respect to such outstanding loans.

(f)

Nothing in this Agreement shall confer upon any Strongbridge Employee any right to continue in the employ or service of Holdco or Xeris or any Affiliate of Xeris, or shall interfere with or restrict in any way the rights of Holdco or Xeris or any affiliate of Xeris, which rights are hereby expressly reserved, to discharge or terminate the services of any Strongbridge Employee at any time for any reason whatsoever, with or without cause. Notwithstanding any provision in this Agreement to the contrary, nothing in this Clause 7.4 shall (x) be deemed or construed to be an amendment or other modification of any Strongbridge Benefit Plan or employee benefit plan of Holdco or Xeris, or (y) create any third party rights in any current or former service provider or employee of Holdco, Xeris, Strongbridge or any of their respective affiliates (or any beneficiaries or dependents thereof).

7.5	Tax Matters

(a)

Each of the Parties shall, and shall cause its respective Affiliates to, use its reasonable best efforts to cause the Scheme and the Merger, together, to qualify for the Intended Tax Treatment, and shall not take, cause to take, or knowingly fail to take, and shall cause its Affiliates not to take, cause to take, or knowingly fail to take, any action that could reasonably be expected to prevent or impede the Scheme and the Merger, together, from qualifying for the Intended Tax Treatment.

(b)

Each of the Parties shall, and shall cause its respective Affiliates to, report the Scheme and the Merger in a manner consistent with the Intended Tax Treatment and shall not take any contrary Tax position, except to the extent required pursuant to a “determination” under Section 1313(a) of the Code. Each of the Parties shall cooperate with each other and their respective counsel to document and support the Intended Tax Treatment.

7.6	Holdco Matters

(a)	Name. The Parties shall cause the name of Holdco to be changed to “Xeris Biopharma Holdings, Inc.” prior to or as of the Merger Effective Time.

(b)	Ticker Symbol. The Parties shall cause the ticker symbol of Holdco to be the ticker symbol of Xeris as of immediately prior to the Merger Effective Time.

(c)

Listing. The Parties shall cause all of the Share Consideration to be issued in the Acquisition to be approved for listing on the Nasdaq, subject only to official notice of issuance, prior to the Effective Date.

(d)

Board of Directors. The Parties shall take all actions necessary so that, as of the Effective Time, the number of directors that comprise the full Holdco Board shall be eight (8), and such board of directors shall upon the Effective Time consist of (i) the members of the Xeris Board as of immediately prior to the Effective Time, (ii) the Chief Executive Officer and member of the Strongbridge Board as of the date of this Agreement and (iii) one individual, who shall be a member of the Strongbridge Board as of the date of this Agreement, to be mutually agreed upon by Xeris and Strongbridge. In the event that, prior to the Effective Time, any designee of Strongbridge to the Holdco Board is unable to serve on the Holdco Board after the Effective Time, a replacement shall be mutually selected by Xeris and Strongbridge from the existing members of the Strongbridge Board.

(e)

Officers. The Parties shall take all actions necessary so that the Chief Executive Officer and the Chief Financial Officer of Xeris as of immediately prior to the Merger Effective Time shall be the Chief Executive Officer and the Chief Financial Officer of Holdco as of immediately after the Merger Effective Time.

(f)	Headquarters. Following the Merger Effective Time, the headquarters of Holdco shall be the headquarters of Xeris as of immediately prior to the Effective Time in Chicago, Illinois.

(g)

Holdco Shares. Holdco shall reserve for future issuance a number of Holdco Shares at least equal to the number of Holdco Shares that will be subject to options to purchase Holdco Shares, and restricted stock units of Holdco as a result of the actions contemplated by Clauses 4.1 through 4.4, Clause 8.3 and the issuance of the Share Consideration and CVR Consideration.

7.7	Stock Exchange Listing

Holdco and Xeris shall use their respective reasonable best efforts to cause (i) the Holdco Shares to be delivered pursuant to the Merger and (ii) all of the Share Consideration to be issued in the Acquisition to be approved for listing on the Nasdaq, subject only to official notice of issuance, prior to the Effective Date. Each of Strongbridge and Xeris agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary to delist the Strongbridge Shares from the Nasdaq and terminate its registration under the Exchange Act; provided, that such delisting and termination shall not be effective until the Effective Time.

7.8	Rule 16b-3 Actions

Prior to the Effective Time, Holdco, Strongbridge and Xeris shall take all such steps as may be required to cause (a) any disposition of Strongbridge Shares or Xeris Shares (including derivative securities with respect to Strongbridge Shares or Xeris Shares) resulting from the Acquisition or the Merger and the other transactions contemplated by this Agreement by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Strongbridge or Xeris immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act and (b) any acquisitions of Holdco Shares, Xeris Shares or Strongbridge Shares (including derivative securities with respect to Holdco Shares, Xeris Shares or Strongbridge Shares) resulting from the Acquisition or the Merger and the other transactions contemplated by this Agreement, by each individual who may become or is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Holdco to be exempt under Rule 16b-3 promulgated under the Exchange Act.

7.9	Xeris Parties’ Obligations

Xeris agrees that, prior to Completion, it will (i) cause each other Xeris Party to perform its obligations under this Agreement in accordance with the terms hereof and (ii) be responsible for any liability of each Xeris Party under this Agreement (it being agreed that Xeris shall not be deemed in breach of clause (i), or be responsible for any liability referred to in clause (ii), in the case of a breach by Holdco caused by actions knowingly taken prior to Completion by Holdco directors who are Representatives of Strongbridge, which actions are known by them to be contrary to Xeris’s instructions).

7.10	Transaction Litigation

If there is any shareholder litigation threatened or filed against any Party or its directors or executive officers relating to the transactions contemplated by this Agreement or the Expenses Reimbursement Agreement, such

Party shall as promptly as reasonably practicable (but no later than within three (3) days of learning about the threatened or filed shareholder litigation) notify the other Parties in writing of such threatened or filed shareholder litigation and shall consult and cooperate with the other Parties in the defence or settlement of such shareholder litigation. Each Party agrees that it will not settle or compromise any such litigation without the written consent of all Parties (such consent not to be unreasonably withheld, conditioned or delayed), provided that the foregoing obligations (a) shall be subject to any fiduciary duties of the board of directors of the Party with respect to which such litigation is brought or of any of its Affiliates and (b) shall not apply (i) in the case of such litigation with respect to Strongbridge, if the Strongbridge Board has made a Strongbridge Change of Recommendation, and (ii) in the case of such litigation with respect to Xeris, if the Xeris Board has made a Xeris Change of Recommendation. In the event of, and to the extent of, any conflict or overlap between the provisions of this Clause 7.10 and Clause 5.1, Clause 5.2 or Clause 7.2, the provisions of this Clause 7.10 shall control.

7.11	Payoff Letter

Strongbridge shall, and shall cause each of its applicable Subsidiaries to, use reasonable best efforts to (a) obtain an executed payoff letter in a customary form for the Avenue Loan Agreement (the “Payoff Letter”), which Payoff Letter shall provide for (i) the settlement in full of the indebtedness outstanding under the Avenue Loan Agreement ((X) other than with respect to contingent indemnification and reimbursement obligations as to which no claim has been asserted or contingent obligations that have been cash collateralized in a manner satisfactory to the applicable lenders and indemnitees and (Y) subject to customary reinstatement language and the survival of provisions which by their express terms survive any such settlement) and (ii) the termination or release of all security interests or liens securing such indebtedness, in each case, effective no later than, and subject to the occurrence of, receipt of the payoff amount specified in the Payoff Letter and (b) provide Xeris with a copy of such Payoff Letter at or prior to the anticipated date of Completion; provided, that Xeris shall (i) be solely responsible for procuring, by or on behalf of Strongbridge and each of its applicable Subsidiaries, the repayment of all amounts set forth in the Payoff Letter and (ii) reasonably cooperate with Strongbridge’s efforts under this Clause 7.11.

7.12	Treatment of Strongbridge Warrants

(a)

In accordance with Section 3(d) of the Strongbridge Private Placement Warrants, upon the Effective Time, if any Strongbridge Private Placement Warrants are then outstanding and unexercised, Holdco shall (i) assume the obligations under Section 3(d)(i) of such Strongbridge Private Placement Warrants whereby the applicable holders will have the right to subscribe to the number of Holdco Shares as determined in accordance with Section 3(d)(i) of the Strongbridge Private Placement Warrants, (ii) assume the other obligations under such Strongbridge Private Placement Warrants and (iii) provide the applicable holders of such Strongbridge Private Placement Warrants with such rights and interests in accordance with Section 3(d)(ii) of the Strongbridge Private Placement Warrant.

(b)

In accordance with Section 6(a) of each of the Strongbridge Assumed Warrants, upon the Effective Time, if any Strongbridge Assumed Warrants are then outstanding and unexercised, Holdco shall (i) assume the obligations under Section 6(a) of such Strongbridge Assumed Warrants to deliver, upon exercise, to the applicable holders the Reference Property (as defined in the Strongbridge Assumed Warrants) and (ii) assume the other obligations under such Strongbridge Assumed Warrants.

8.	COMPLETION OF ACQUISITION AND MERGER

8.1	Completion

(a)	Completion Date

(i)

Completion shall take place at 9:00 a.m., New York City time, on a date to be selected by Xeris in consultation with Strongbridge as promptly as reasonably practicable following, but not later than the third Business Day (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after, the satisfaction or, in the sole discretion of the applicable Party, waiver (where applicable) of all of the Conditions (“Completion Date”) (other than those

Conditions that by their nature are to be satisfied at the Completion Date, but subject to the satisfaction or waiver (where applicable) of such Conditions at the Completion Date) with the exception of Condition 2(d) (if applicable) (delivery and registration of the Court Order and a copy of the minute required by Section 86 of the Act) (but subject to the satisfaction of such Condition) or at such other date and/or time as may be mutually agreed to by Xeris and Strongbridge in writing, it being agreed that, only if reasonably practicable, Completion shall take place on the date that Condition 2(c) is satisfied.

(ii)	Completion shall take place remotely via electronic exchange of documents or at such other place as may be mutually agreed to by Xeris and Strongbridge in writing.

(b)

On or prior to Completion, Strongbridge shall procure that a meeting of the Strongbridge Board (or a duly authorised committee thereof) is held at which resolutions are passed (conditional on registration of the Court Order with the Registrar of Companies occurring and effective as of the Effective Time) approving:

(i)

as applicable (X) the registration of the transfer to Holdco (and/or its respective nominees) in accordance with the Scheme of the relevant Strongbridge Shares or (Y) the allotment and issue to Holdco (and/or its respective nominees) in accordance with the Scheme of the number of new shares in the capital of Strongbridge provided for in the Scheme;

(ii)	the removal of the directors of Strongbridge as Xeris shall determine; and

(iii)	the appointment of such persons as Xeris may nominate as the directors of Strongbridge.

(c)	On Completion, and subject to and in accordance with the terms and conditions of the Scheme:

(i)	In respect of each Strongbridge Share subject to the Scheme:

(A)

Holdco shall issue to the applicable Strongbridge Shareholders (and/or their nominees) one contractual contingent value right subject to and in accordance with the terms and conditions of the CVR Agreement (a “CVR”), for each Strongbridge Share held by such holders (the “CVR Consideration”); and

(B)

Holdco shall issue and deliver or cause to be delivered 0.7840 (the “Exchange Ratio”) of a Holdco Share (the “Share Consideration” and, together with the CVR Consideration and any cash in lieu of Fractional Entitlements due to a Strongbridge Shareholder, the “Scheme Consideration”) to the applicable Strongbridge Shareholders (and/or their nominees), which Share Consideration shall be duly authorised, validly issued, fully paid and non-assessable and free of Liens and pre-emptive rights; provided, however, that no fractions of Holdco Shares (the “Fractional Entitlements”) shall be issued by Holdco to the Strongbridge Shareholders under this Clause 8.1(c)(i)(B), and all Fractional Entitlements that would otherwise have been due to any Strongbridge Shareholders shall be aggregated and sold in the market by the Exchange Agent with the net proceeds of any such sale distributed pro-rata to such Strongbridge Shareholders in accordance with the Fractional Entitlements to which they would otherwise have been entitled;

in each case, in accordance with the terms and conditions of the Scheme; and

(ii)	Strongbridge shall deliver to Holdco:

(A)	a certified copy of the resolutions referred to in Clause 8.1(b);

(B)

letters of resignation from the directors that are removed from Strongbridge in accordance with Clause 8.1(b)(ii) (each such letter containing an acknowledgement that such resignation is without any claim or right of action of any nature whatsoever outstanding against Strongbridge or the Strongbridge Group or any of their officers or employees for breach of contract, compensation for loss of office, redundancy or unfair dismissal); and

(C)

as applicable, (X) a copy of the register of members of Strongbridge certified by the registrar of Strongbridge, together with a share certificate in respect of the aggregate number of Strongbridge Shares transferred to Holdco in accordance with the Scheme or (Y) share certificates in respect of the aggregate number of shares in the capital of Strongbridge to be issued to Holdco (and/or its nominees) in accordance with the Scheme.

(iii)

Strongbridge shall cause an office copy of the Court Order and, if applicable, a copy of the minute required by Section 86 of the Act to be filed with the Companies Registration Office and, if applicable, obtain from the Registrar of Companies a Certificate of Registration in relation to the reduction of share capital involved in the Scheme each of which shall be provided by Strongbridge to Xeris immediately following Strongbridge’s receipt thereof.

(d)	Exchange of Strongbridge Shares

(i)

Exchange Agent. On or immediately after the Completion, Holdco shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Strongbridge Shareholders, (A) certificates or, at Holdco’s option, evidence of shares in book entry form representing the aggregate Share Consideration and CVR Consideration, and (B) cash in an amount equal to the aggregate amount of cash in lieu of Fractional Entitlements due to the Strongbridge Shareholders. All shares and cash deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Strongbridge Exchange Fund”.

(ii)

Exchange Procedures. As soon as reasonably practicable after the Effective Time, and in any event within five Business Days after the Effective Time, Holdco shall cause the Exchange Agent to mail to each holder of record of a Strongbridge Share, entitled to receive the Scheme Consideration pursuant to Clause 8.1(c)(i), a letter of transmittal and instructions for use in receiving payment of the Scheme Consideration. Each holder of record of such Strongbridge Shares shall be entitled to receive, within 14 days of the Effective Time: (a) the amount of any cash payable in lieu of any Fractional Entitlements that such holder has the right to receive pursuant to Clause 8.1(c)(i)(B), (b) that number of Holdco Shares into which such holder’s Strongbridge Shares were converted pursuant to Clause 8.1(c)(i)(B) and (c) that amount of the CVR Consideration that such holder has the right to receive pursuant to Clause 8.1(c)(i)(A). No interest shall be paid or shall accrue for the benefit of holders of the Strongbridge Shares on the Scheme Consideration payable in respect of the Strongbridge Shares.

(iii)

Termination of Strongbridge Exchange Fund. Following the completion of the exchange procedures set forth in Clause 8.1(d)(ii), any portion of the Strongbridge Exchange Fund which has not been issued or transferred (as the case may be) to the holders of Strongbridge Shares within twelve (12) months of the Completion Date shall be delivered to Holdco or its designee(s) promptly upon demand by Holdco, it being understood that no such delivery shall affect any legal right that a Strongbridge Shareholder may have to receive the Scheme Consideration.

(iv)

No Liability. None of the Merger Parties, Xeris or Strongbridge or the Exchange Agent or any of their respective Affiliates, directors, officers, employees and agents shall be liable to any person in respect of any Scheme Consideration (or dividends or distributions with respect thereto) from the Strongbridge Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(v)

Withholding. Holdco and the Exchange Agent shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement to any Person who was a holder of a Strongbridge Share subject to the Scheme such amounts as Holdco or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be (i) timely remitted to the appropriate Governmental Entity and (ii) treated for all purposes of this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

(e)

Contingent Value Rights. At or prior to Completion, Holdco shall authorize and duly adopt, execute and deliver, and will ensure that the Rights Agent (as defined in the CVR Agreement) executes and delivers, the CVR Agreement in the Agreed Form as of the date of this Agreement and set forth on Exhibit 8.1(e) (the “CVR Agreement”). Holdco and Strongbridge shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable securities or “blue sky” Laws. Notwithstanding anything herein to the contrary, the Parties shall be entitled to modify the CVR Agreement, prior to the execution thereof, to accommodate any reasonable comments by the Rights Agent.

8.2	Merger

(a)

Formation of Holdco and MergerSub. Xeris has caused Holdco to be organized under the laws of the State of Delaware. Xeris and Strongbridge shall take, and shall cause Holdco to take, all requisite action to cause the Holdco Certificate of Incorporation to be in the Agreed Form prior to Completion in accordance with Clause 7.6 and the Holdco Bylaws to be in the Agreed Form prior to Completion in accordance with Clause 7.6, in each case, at the Merger Effective Time and until thereafter amended in accordance with the terms thereof and Applicable Law. Xeris has caused Holdco to organize MergerSub under the laws of the State of Delaware.

(b)

Completion of Merger. The Merger shall be conditioned only upon the consummation and implementation of the Scheme and the Acquisition and the Xeris Shareholder Approval. On Completion, subject to the terms and conditions set forth herein and in accordance with the DGCL, MergerSub shall be merged with and into Xeris at the Merger Effective Time (the “Merger”). Following the Merger, the separate existence of MergerSub shall cease and Xeris shall continue as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, each outstanding share of the Surviving Corporation shall be owned by Holdco and the Surviving Corporation shall become wholly owned subsidiary of Holdco. In connection with the Merger, Xeris and Strongbridge shall cause Holdco to take such actions as may be necessary to reserve, prior to the Merger, a sufficient number of Holdco Shares to permit the issuance of Holdco Shares to the holders of Xeris Shares and Strongbridge Shares as of the Effective Time in accordance with the terms of this Agreement and pursuant to Clause 7.6(g).

(c)

Merger Effective Time. Subject to the provisions of this Agreement, as soon as practicable following the Effective Time, the Parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Certificate of Merger”) with respect to the Merger, duly executed and completed in accordance with the relevant provisions of the DGCL, and shall make all other filings or recordings required under the DGCL. The Merger shall become effective concurrently upon the due filing of the Certificate of Merger or such later time as agreed between the parties and set forth in the Certificate of Merger; provided that the Merger shall become effective immediately following the effectiveness of the Scheme, to the fullest extent possible (the time the Merger becomes effective being the “Merger Effective Time”).

(d)

Effects of the Merger. At and after the Merger Effective Time, the Merger shall have the effects set forth in this Agreement and in the relevant provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Merger Effective Time, all the property, rights, privileges, powers and franchises of Xeris and MergerSub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Xeris and MergerSub shall become the debts, liabilities and duties of the Surviving Corporation.

(e)

Governing Documents. The Parties shall take all action necessary to ensure that as of immediately prior to the Merger Effective Time the Holdco Certificate of Incorporation and the Holdco Bylaws give effect to the matters set forth in Clause 7.6, and such other matters as are mutually agreed to by the Parties.

(f)

Xeris Matters. At the Merger Effective Time, the Xeris Certificate of Incorporation shall be amended and restated to read in its entirety as set forth on Exhibit 8.2(f)(i). At the Merger Effective Time, the

Xeris Bylaws shall be amended and restated in their entirety as set forth on Exhibit 8.2(f)(ii) until thereafter amended in accordance with Applicable Law. The Parties shall take all action necessary to ensure that the directors of MergerSub immediately prior to the Merger Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The Parties shall take all action necessary to ensure that the officers of Xeris immediately prior to the Merger Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

(g)	Effect on Capital Stock. At the Merger Effective Time, by virtue of the Merger and without any action on the part of the Parties or any of their respective equityholders:

(i)

Conversion of Xeris Common Stock. Each Xeris Share issued and outstanding immediately prior to the Merger Effective Time (other than any Xeris Shares to be cancelled pursuant to Clause 8.2(g)(iv)), and all rights in respect thereof, shall be cancelled and automatically converted into and become the right to receive (A) one fully paid and nonassessable Holdco Share and (B) any cash in lieu of Fractional Entitlements due to a Xeris Shareholder in accordance with the proviso to this Clause 8.2(g)(i) (the “Merger Consideration”); provided, however, that no Fractional Entitlements shall be issued by Holdco to the Xeris Shareholders under this Clause 8.2(g)(i), and all Fractional Entitlements that would otherwise have been due to any Xeris Shareholders shall be aggregated and sold in the market by the Exchange Agent with the net proceeds of any such sale distributed pro-rata to such Xeris Shareholders in accordance with the Fractional Entitlements to which they would otherwise have been entitled. As a result of the Merger, at the Merger Effective Time, each holder of record of a certificate or certificates which immediately prior to the Merger Effective Time represented outstanding Xeris Shares (the “Xeris Certificates”) and each holder of record of a non-certificated outstanding Xeris Share represented by book entry (“Xeris Book Entry Shares”) shall cease to have any rights with respect thereto, except the right to receive upon the surrender thereof the Merger Consideration in accordance with Clause 8.2(h).

(ii)

MergerSub Stock. At the Merger Effective Time, by virtue of the Merger and without any action on the part of the Parties or any of their respective shareholders, each share of common stock of MergerSub issued and outstanding immediately prior to the Merger Effective Time shall be converted into one fully paid and nonassessable Xeris Share, as the common stock of the Surviving Corporation.

(iii)

Effect on Holdco Capital Stock. At the Merger Effective Time, each share of capital stock of Holdco issued and outstanding immediately prior to the Merger Effective Time shall remain outstanding. Immediately following the Merger Effective Time, shares of capital stock of Holdco owned by the Surviving Corporation shall be surrendered to Holdco without payment therefor.

(iv)

Xeris-Owned Shares. Each Xeris Share held by Xeris as treasury stock or owned by Xeris immediately prior to the Merger Effective Time, shall be cancelled without any conversion thereof, and no consideration shall be paid with respect thereto.

(v)	No Dissenters’ Rights. No appraisal, dissenters’ or similar rights shall be available to holders of Xeris Shares under Applicable Law (including Section 262 of the DGCL) in connection with the Merger.

(h)	Exchange of Certificates and Book Entry Shares.

(i)

Exchange Agent. At the Merger Effective Time, Holdco shall deposit (or cause to be deposited) with the Exchange Agent, certificates or, at Holdco’s option, evidence of shares in book entry form, representing the aggregate number of Holdco Shares that the Xeris Shareholders have the right to receive pursuant to Clause 8.2(g)(i). All shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Xeris Exchange Fund”.

(ii)	Exchange Procedures. As soon as reasonably practicable after the Merger Effective Time, and in any event within five Business Days after the Merger Effective Time, Holdco shall cause the

Exchange Agent to mail to each holder of record of a Xeris Certificate and to each holder of record of a Xeris Book Entry Share, which at the Merger Effective Time were converted into the right to receive the Merger Consideration pursuant to Clause 8.2(g)(i), (A) a letter of transmittal (which shall specify that delivery shall be effected, and that risk of loss and title to the Xeris Certificates shall pass, only upon delivery of the Xeris Certificates to the Exchange Agent or, in the case of Xeris Book Entry Shares, upon adherence to the procedures set forth in the letter of transmittal), and (B) instructions for use in effecting the surrender of the Xeris Certificates and Xeris Book Entry Shares, as applicable, in exchange for payment of the Merger Consideration therefor. Upon surrender of Xeris Certificates or Xeris Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Xeris Certificates or Xeris Book Entry Shares (as applicable) shall be entitled to receive in exchange therefor: (1) that whole number of Holdco Shares into which such holder’s Xeris Shares represented by such holder’s properly surrendered Xeris Certificates or Xeris Book Entry Shares (as applicable) were converted pursuant to Clause 8.2(g)(i), and the Xeris Certificates or Xeris Book Entry Shares (as applicable) so surrendered shall forthwith be cancelled, and (2) a check in an amount of U.S. dollars (after giving effect to any required withholdings pursuant to Clause 8.2(h)(viii)) equal to the sum of (x) the amount of any cash dividends or other distributions that such holder has the right to receive pursuant to Clause 8.2(h)(iv) and (y) the amount of any cash payable in lieu of any Fractional Entitlements that such holder has the right to receive pursuant to Clause 8.2(g)(i)(B). No interest shall be paid or shall accrue for the benefit of holders of the Xeris Certificates or Xeris Book Entry Shares on the Merger Consideration payable in respect of the Xeris Certificates or Xeris Book Entry Shares.

(iii)

Transferred Certificates; Lost, Stolen or Destroyed Certificates. If payment or issuance of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Xeris Certificate is registered, it shall be a condition of payment or issuance that the Xeris Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment or issuance shall have paid to the Exchange Agent any transfer and other taxes required by reason of the payment or issuance of the Merger Consideration to a person other than the registered holder of the Xeris Certificate surrendered or shall have established to the satisfaction of the Exchange Agent that such tax either has been paid or is not applicable. In the event that any Xeris Certificate shall have been lost, stolen or destroyed, upon the holder’s compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by the holder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the Xeris Certificate, the Exchange Agent shall deliver in exchange for the lost, stolen or destroyed Xeris Certificate the applicable Merger Consideration payable in respect of the Xeris Shares represented by the Xeris Certificate pursuant to this Clause 8.2.

(iv)

Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Holdco Shares with a record date after the Merger Effective Time shall be paid to the holder of any unsurrendered Xeris Certificate or Xeris Book Entry Shares (as applicable) with respect to the Xeris Shares represented thereby until such Xeris Certificate or Xeris Book Entry Shares (as applicable) has been surrendered in accordance with this Clause 8.2. Subject to Applicable Law and the provisions of this Clause 8.2, following surrender of any such Xeris Certificate or Xeris Book Entry Shares (as applicable), there shall be paid to the record holder thereof by the Exchange Agent, without interest promptly after such surrender, in addition to the Merger Consideration, (A) at the time of surrender, the amount of dividends or other distributions with a record date on or after the date of the Merger Effective Time and a payment date on or prior to the date of this surrender and not previously paid, and (B) at the appropriate payment date, the dividends or other distributions payable with respect to those Holdco Shares with a record date on or after the date of the Merger Effective Time but on or prior to the date of this surrender and with a payment date subsequent to surrender.

(v)

No Further Ownership Rights in Xeris Shares. Until surrendered as contemplated hereby, each Xeris Certificate or Xeris Book Entry Share shall, after the Merger Effective Time, represent for all purposes only the right to receive upon such surrender the applicable Merger Consideration as contemplated by this Clause 8.2, the issuance or payment of which shall be deemed to be the satisfaction in full of all rights pertaining to Xeris converted in the Merger. At the Merger Effective Time, the stock transfer books of Xeris shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Xeris Shares which were outstanding immediately prior to the Merger Effective Time. If, after the Merger Effective Time, Xeris Certificates or Xeris Book Entry Shares are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged as provided in this Clause 8.2.

(vi)

Termination of Xeris Exchange Fund. Any portion of the Xeris Exchange Fund which has not been transferred to the holders of Xeris Certificates or Xeris Book Entry Shares (as applicable) as of the six-month anniversary of the Merger Effective Time shall be delivered to Holdco or its designee, upon demand. Any holder of Xeris Certificates or Xeris Book Entry Shares (as applicable) who has not complied with this Clause 8.2 prior to the six-month anniversary of the Merger Effective Time shall thereafter look only to Holdco for payment of such holder’s claim for the Merger Consideration (subject to abandoned property, escheat or other similar Applicable Laws).

(vii)

No Liability. None of the Merger Parties, Xeris or Strongbridge or the Exchange Agent or any of their respective Affiliates, directors, officers, employees and agents shall be liable to any person in respect of any Holdco Shares (or dividends or distributions with respect thereto) from the Xeris Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(viii)

Withholding. MergerSub and the Exchange Agent shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement to any Person who was a holder of Xeris Shares immediately prior to the Merger Effective Time such amounts as MergerSub or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax law. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be (i) timely remitted to the appropriate Governmental Entity and (ii) treated for all purposes of this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

8.3	Xeris Share Awards

(a)	The Xeris Board or the appropriate committee thereof shall take all action necessary so that:

(i)

Each option or stock appreciation right to acquire Xeris Shares or to receive a cash payment based on the value thereof granted under any Xeris Share Plan or the Xeris ESPP (a “Xeris Share Option”) that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, cease to represent an option or stock appreciation right based on Xeris Shares and shall be converted, at the Effective Time, into an option or stock appreciation right, on the same terms and conditions as were applicable under the Xeris Share Option (but taking into account any changes thereto provided for in the applicable Xeris Share Plan, in any applicable award agreement or in such option and any restrictions on replicating such terms), based on that number of Holdco Shares equal to the number of Xeris Shares subject to such Xeris Share Option immediately prior to the Effective Time, at a price per share equal to the per share exercise price specified in such Xeris Share Option immediately prior to the Effective Time;

(ii)	Each issued and outstanding Xeris Share subject to vesting or other lapse restrictions pursuant to the Xeris Share Plans immediately prior to the Effective Time (a “Restricted Xeris Share”) shall,

as of the Effective Time, cease to represent a right to acquire a Xeris Share and shall be converted into the right to receive a Holdco Share, subject to the same terms and conditions (including vesting and other lapse restrictions) as were applicable to the Restricted Xeris Share in respect of which it was issued; and

(iii)

Each stock-based award, other than a Xeris Share Option or Restricted Xeris Share (“Other Xeris Share-Based Awards”), granted under any Xeris Share Plan and outstanding immediately prior to the Effective Time shall, as of the Effective Time, cease to represent an award based on Xeris Shares and shall be converted into an award based on a number of Holdco Shares equal to the number of Xeris Shares covered by such Other Xeris Share-Based Award, provided that such a converted stock-based right or award shall be subject to the same terms and conditions (including the vesting terms) as were applicable to such Other Xeris Share-Based Award in respect of which it was issued.

(b)

As soon as practicable after the Effective Time, Holdco shall deliver to the holders of Xeris Share Options, Restricted Xeris Shares and Other Xeris Share-Based Awards appropriate notices setting forth such holders’ rights pursuant to the Xeris Share Plans, and the agreements evidencing the grants of such Xeris Share Options, Restricted Xeris Shares and Other Xeris Share-Based Awards, as the case may be, shall continue in effect on the same terms and conditions (subject to the adjustments required by this Clause 8.3 after giving effect to the Merger and the assumption by Holdco as set forth above).

(c)

Holdco shall take all corporate action necessary to reserve for issuance a sufficient number of Holdco Shares for delivery with respect to Xeris Share Options, Restricted Xeris Shares and Other Xeris Share-Based Awards assumed by it in accordance with this Clause 8.3. If requested by Xeris prior to the Effective Time, Holdco shall, no later than the tenth day following the Effective Date, file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the Holdco Shares subject to such Xeris equity awards. With respect to those individuals who subsequent to the Merger will be subject to the reporting requirements under Section 16(a) of the Exchange Act, where applicable, Holdco shall administer the Xeris Share Plans assumed pursuant to this Clause 8.3 in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the applicable Xeris Share Plan complied with such rule prior to the Merger.

9.	TERMINATION

9.1	Termination

(a)	This Agreement may be terminated and the Acquisition and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time (except as otherwise provided below):

(i)	by either Strongbridge or Xeris, if:

(A)	the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majorities; or

(B)	the Xeris Shareholders Meeting shall have been completed and the Xeris Shareholder Approval shall not have been obtained;

(ii)

by either Strongbridge or Xeris, if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(ii) shall not be available to a Party whose willful and material breach of any provision of this Agreement shall have caused the failure of the Effective Time to have occurred by such time;

(iii)	by either Strongbridge or Xeris, if the High Court declines or refuses to sanction the Scheme, unless both Parties agree in writing that the decision of the High Court shall be appealed (it being agreed that Strongbridge shall make such an appeal if requested to do so in writing by Xeris and the counsel appointed by Strongbridge and by Xeris agree that doing so is a reasonable course of action);

(iv)

by either Strongbridge or Xeris if (A) there shall be any Law (other than an order, writ, decree, judgment, injunction or action described in clause (B), whether or not final or nonappealable) enacted after the date hereof and remaining in effect that makes the Acquisition illegal or that prohibits the consummation of the Acquisition, or (B) any court of competent jurisdiction or other Governmental Entity shall have issued a final and nonappealable order, writ, decree, judgment or injunction, or shall have taken any other action, in either case of clauses (A) and (B), permanently restraining, enjoining or otherwise prohibiting the Acquisition and such order, writ, decree, judgment or injunction, or other action shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(iv) shall not be available to any Party whose willful and material breach of any provision of this Agreement shall have been the primary cause of such Law, order, writ, decree, judgment or injunction;

(v)

by Strongbridge, if any Xeris Party shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (A) would result in a failure of Conditions 1, 2, 3 or 5, and (B) is not reasonably capable of being cured by the End Date or, if curable, Strongbridge shall have given Xeris written notice, delivered at least thirty (30) days prior to such termination, stating Strongbridge’s intention to terminate this Agreement pursuant to this Clause 9.1(a)(v) and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within thirty (30) days following the delivery of such written notice;

(vi)

by Xeris, if Strongbridge shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set forth in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (A) would result in a failure of a Condition set forth in Conditions 1, 2, 3 or 4 and (B) is not reasonably capable of being cured by the End Date or, if curable, Xeris shall have given Strongbridge written notice, delivered at least thirty (30) days prior to such termination, stating Xeris’s intention to terminate this Agreement pursuant to this Clause 9.1(a)(vi) and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within thirty (30) days following the delivery of such written notice;

(vii)	by Strongbridge, prior to receipt of the Xeris Shareholder Approval, if (A) the Xeris Board shall have effected a Xeris Change of Recommendation or (B) Xeris shall have materially breached Clause 5.4;

(viii)

by Xeris, prior to the receipt of the Strongbridge Shareholder Approval, if (A) the Strongbridge Board shall have effected a Strongbridge Change of Recommendation or (B) Strongbridge shall have materially breached Clause 5.3; or

(ix)	by mutual written consent of Strongbridge and Xeris.

(b)

Termination of this Agreement in accordance with Clause 9.1(a) shall not give rise to any liability of the Parties except as provided in the Expenses Reimbursement Agreement, in the proviso to Clause 9.1(c) or in Clause 9.2. Clause 10 (other than Clauses 10.1 and 10.11) of this Agreement shall survive, and continue in full force and effect, notwithstanding its termination.

(c)	Upon:

(i)

Xeris becoming entitled to the Xeris Reimbursement Payments, neither Strongbridge nor any of its Representatives or shareholders shall have any further liability in connection with the termination of this Agreement (for the avoidance of doubt, other than the obligation to pay Xeris

Reimbursement Payments pursuant to the Expenses Reimbursement Agreement), whether under the Expenses Reimbursement Agreement or this Agreement or otherwise, to any of the Xeris Parties or their Representatives or shareholders; or

(ii)

Strongbridge becoming entitled to the Strongbridge Reimbursement Payment, none of the Xeris Parties nor any of their Representatives or shareholders shall have any further liability in connection with the termination of this Agreement (for the avoidance of doubt, other than the obligation to pay the Strongbridge Reimbursement Payment), whether under the Expenses Reimbursement Agreement or this Agreement or otherwise, to any of the Strongbridge Group or their Representatives or shareholders;

provided, however, that nothing herein shall release any Party from liability for Willful Breach, for fraud or as provided for in the Confidentiality Agreement.

(d)	For the avoidance of doubt, termination of this Agreement shall be without prejudice to the provisions of the Expenses Reimbursement Agreement.

9.2	Certain Effects of Termination

In the event of a Specified Termination, then Xeris shall pay to Strongbridge an amount equal to all documented, specific and quantifiable third party costs and expenses incurred by Strongbridge, or on its behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence and engaging advisers to assist in the process; in cleared, immediately available funds as promptly as possible (but in any event within three Business Days) thereafter; provided that the gross amount payable to Strongbridge pursuant to this Clause 9.2 shall not, in any event, exceed such sum as is equal to $1,950,000 (the “Strongbridge Reimbursement Payment”). Xeris confirms that it is established outside of the European Union for VAT purposes.

“Specified Termination” means a termination of this Agreement pursuant to Clause 9.1(a)(vii).

10.	GENERAL

10.1	Announcements

Subject to the requirements of Applicable Law, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, the rules of the Nasdaq or any Relevant Authority (including, without limitation, the Panel), the Parties shall consult together as to the terms of, the timing of and the manner of publication of any formal public announcement which either Party may make primarily regarding the Acquisition, the Scheme, the Merger or this Agreement. Xeris and Strongbridge shall give each other a reasonable opportunity to review and comment upon any such public announcement and shall not issue any such public announcement prior to such consultation, except as may be required by Applicable Law, the Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, the rules of the Nasdaq or any Relevant Authority (including, without limitation, the Panel). For the avoidance of doubt, the provisions of this Clause 10.1 do not apply to (a) any announcement, document or publication in connection with a Strongbridge Alternative Proposal or Strongbridge Superior Proposal or a change in the Scheme Recommendation or any amendment to the terms of the Scheme proposed by Xeris that would effect an increase in the Scheme Consideration whether before or after a withdrawal or adverse modification of the Scheme Recommendation or (b) any announcement, document or publication in connection with a Xeris Alternative Proposal or Xeris Superior Proposal or a change in the Xeris Recommendation.

10.2	Notices

(a)

Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent by e-mail, to the Party to be served as follows:

(i)	if to Xeris, to:

Xeris Pharmaceuticals, Inc.
180 N. LaSalle Street, Suite 1600
Chicago, IL 60601
Attention: Legal Department – Attn: General Counsel
E-mail:	legal@xerispharma.com

with copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:	Joseph C. Theis
James A. Matarese
Andrew H. Goodman
E-mail:	Jtheis@goodwinlaw.com
Jmatarese@goodwinlaw.com
Agoodman@goodwinlaw.com

and

A & L Goodbody

1 North Wall Quay

International Financial Services Centre

Dublin 1, Ireland

Attention:	Richard Marron
Alan Casey
E-mail:	rmarron@algoodbody.com
acasey@algoodbody.com

(ii)	if to Strongbridge, to:

Strongbridge Biopharma plc

900 Northbrook Drive, Suite 200

Trevose, PA 19053

Attention:	John Johnson
Stephen Long
E-mail:	jj@strongbridgebio.com
s.long@strongbridgebio.com

with copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston Street

Boston, MA 02116

Attention:	Graham Robinson
Chadé Severin
E-mail:	graham.robinson@skadden.com
chade.severin@skadden.com

and

Arthur Cox

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Attention:	Maura McLaughlin
Conor O’Keeffe
E-mail:	Maura.McLaughlin@arthurcox.com
Conor.OKeeffe@arthurcox.com

or such other postal address or e-mail address as it may have notified to the other Party in writing in accordance with the provisions of this Clause 10.2.

(b)	Any notice or document shall be deemed to have been served:

(i)	if delivered by overnight delivery or by hand, at the time of delivery; or

(ii)

if sent by e-mail, at the time of receipt of the e-mail transmission (provided that any notice received by e-mail at the addressee’s location on any day that is not a Business Day, or on any Business Day after 5:00 p.m. (addressee’s local time), shall be deemed to have been served at 9:00 a.m. (addressee’s local time) on the next Business Day).

10.3	Assignment

Neither Party shall assign all or any part of the benefit of, or rights or benefits under, this Agreement without the prior written consent of the other Party; provided that Xeris may assign any or all of its rights and interests hereunder to one or more of its Subsidiaries, provided the prior consent in writing has been obtained from the Panel in respect of such assignment, but no such assignment shall relieve Xeris of its obligations hereunder.

10.4	Counterparts

This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, e-mail or otherwise).

10.5	Amendment

No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each of the Parties, except that, following approval by the Strongbridge Shareholders or the Xeris Shareholders, there shall be no amendment to the provisions hereof which by Applicable Law would require further approval by the Strongbridge Shareholders or the Xeris Shareholders without such further approval nor shall there be any amendment or change not permitted under Applicable Law.

10.6	Entire Agreement

This Agreement, together with the Confidentiality Agreement, the Expenses Reimbursement Agreement, the CVR Agreement and any documents delivered by Xeris and Strongbridge in connection herewith (including the Xeris Disclosure Schedule and the Strongbridge Disclosure Schedule), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between Xeris and Strongbridge with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall survive the execution and delivery of this Agreement and that no action by any Party contemplated by this Agreement shall be deemed to breach the Confidentiality Agreement.

10.7	Inadequacy of Damages

Each Party agrees that damages would not be an adequate remedy for any breach by it of this Agreement and accordingly each Party shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of this Agreement.

10.8	Remedies and Waivers

No delay or omission by either Party to this Agreement in exercising any right, power or remedy provided by Law or under this Agreement shall:

(a)	affect that right, power or remedy; or

(b)	operate as a waiver of it.

The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement shall not preclude any other or further exercise of it or the exercise of any other right, power or remedy.

10.9	Severability

(a)

If any term, provision, covenant or condition of this Agreement or the Acquisition is held by a court of competent jurisdiction or other Relevant Authority to be invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement or, as appropriate, the terms and conditions of the Acquisition, so as to effect the original intent of the parties as closely as possible in an equitable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible in accordance with Applicable Law. Notwithstanding the foregoing, the Parties intend that the remedies and limitations thereon contained in this Agreement (including, without limitation, Clauses 9.1(b), 9.1(c), 9.1(d) and 9.2) and the Expenses Reimbursement Agreement shall be construed as integral parts of the transactions contemplated hereby and thereby and therefore shall not be severable in any manner that increases or decreases a Party’s liability or obligations hereunder or thereunder.

(b)	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair:

(i)	The legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(ii)	The legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.

10.10	No Partnership and No Agency

(a)

Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.

(b)

Nothing in this Agreement and no action taken by the Parties pursuant to this Agreement shall constitute, or be deemed to constitute, either Party the agent of the other Party for any purpose. No Party has, pursuant to this Agreement, any authority or power to bind or to contract in the name of the other Party to this Agreement.

10.11	Further Assurance

Without limitation to the provisions of this Agreement, the Parties will, and will procure that each member of their respective Groups will, issue, execute or despatch such documentation in a timely fashion or take other actions as is necessary or desirable to facilitate the implementation of the Acquisition or the Merger or carry out the purposes of this Agreement.

10.12	Costs and Expenses

Each Party shall pay its own costs and expenses of and incidental to this Agreement, the Acquisition, the Merger and all other transactions contemplated hereby, except as otherwise provided in this Agreement.

10.13	Governing Law and Jurisdiction

(a)

This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Acquisition and the Scheme and matters related thereto (including matters related to the Takeover Rules) shall, to the extent required by the Laws of Ireland, and the interpretation of the duties of directors of Strongbridge shall, be governed by, and construed in accordance with, the Laws of Ireland.

(b)

Each of the Parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with Clause 10.13(b)(i), (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party and (v) agrees that service of process in English upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Clause 10.2. Each of the Parties irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

(c)

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

10.14	Third Party Beneficiaries

Except as provided in Clause 7.3, this Agreement is not intended to confer upon any person other than Strongbridge and the Xeris Parties any rights or remedies under or by reason of this Agreement.

10.15	Non Survival of Representations and Warranties

None of the representations and warranties in this Agreement shall survive the Completion or the termination of this Agreement.

[Signature Pages Follow]

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

GIVEN under the common seal of

STRONGBRIDGE BIOPHARMA PLC

/s/ John H. Johnson
Name: John H. Johnson
Title: Chief Executive Officer

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of

XERIS PHARMACEUTICALS, INC. by its authorised signatory:

/s/ Paul R. Edick
Name: Paul R. Edick
Title: Chief Executive Officer and Chairman

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of

XERIS BIOPHARMA HOLDINGS, INC. by its authorised signatory:

/s/ Paul R. Edick
Name: Paul R. Edick
Title: President

IN WITNESS whereof the Parties have entered into this Agreement on the date specified above.

SIGNED for and on behalf of

WELLS MERGERSUB, INC. by its authorised signatory:

/s/ Paul R. Edick
Name: Paul R. Edick
Title: President

EXHIBIT 8.1(e)

CVR AGREEMENT

[CVR Agreement exhibit has been omitted because it does not provide additional material information not already included in Annex D of this joint proxy statement/prospectus.]

EXHIBIT 8.2(f)(i)

CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

[See attached.]

EXHIBIT 8.2(f)(i)

CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

of

XERIS PHARMACEUTICALS, INC.

ARTICLE I

NAME

The name of the Corporation is Xeris Pharmaceuticals, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND REGISTERED AGENT

The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III

CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock that the Corporation shall have authority to issue is 1,000 shares, which shall be shares of common stock with the par value of $0.0001 each.

ARTICLE V

RESERVATION OF RIGHT TO AMEND BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal the bylaws of the Corporation to the fullest extent permitted by the provisions of the DGCL.

ARTICLE VI

ELECTION OF DIRECTORS

The election of directors need not be conducted by written ballot except and to the extent provided in the bylaws of the Corporation.

ARTICLE VII

LIMITATION ON LIABILITY

To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal, modification or amendment of the provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of this Corporation existing hereunder with respect to any act or omission occurring prior to the time of such repeal, modification or amendment.

ARTICLE VIII

RESERVATION OF RIGHT TO AMEND

CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, restate, change or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by law and all the provisions of this Certificate of Incorporation and all rights, preferences, privileges and powers conferred in this Certificate of Incorporation on stockholders, directors, officers or any other persons are subject to the rights reserved in this Article VIII.

ARTICLE IX

INDEMNIFICATION

A. To the maximum extent permitted by the DGCL or any other law of the State of Delaware, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

B. The Corporation may indemnify and advance expenses, to the fullest extent permitted by law, to any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that the person, the person’s testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

C. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

EXHIBIT 8.2(f)(ii)

BYLAWS OF SURVIVING CORPORATION

[See attached.]

EXHIBIT 8.2(f)(ii)

BYLAWS OF SURVIVING CORPORATION

AMENDED AND RESTATED

BYLAWS

OF

XERIS PHARMACEUTICALS, INC.

(the “Corporation”)

a Delaware Corporation

i

ii

AMENDED AND RESTATED

BYLAWS

OF

XERIS PHARMACEUTICALS, INC.,

a Delaware Corporation

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent of the Corporation at such address is The Corporation Trust Company.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors or stated in the notice of the meeting or duly executed waivers thereof. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication as authorized by Section 211 of the Delaware General Corporation Law, as amended (the “DGCL”).

Section 2. Annual Meetings. If required by applicable law, an annual meeting of stockholders for the election of directors and the transaction of other business specified in the notice of meeting shall be held once each year on any day, and such day shall be designated by the Board of Directors and stated in the notice of the meeting.

Section 3. Notice of Meeting. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation of the Corporation (as may be amended, amended and restated or otherwise modified from time to time in accordance with these bylaws, the “Certificate of Incorporation”) or these bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 4. Stockholder List. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (b) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders shall also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to which stockholders are entitled to examine the list of stockholders required by this Section 4 or to vote in person or by proxy at any meeting of stockholders.

Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, if any, date and hour of the meeting, or the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 7. Special Meeting Business. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. Quorum; Adjourned Meetings. The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If the adjournment is for less than thirty (30) days and if after the adjournment a new record date is not fixed for the adjourned meeting, a notice of the adjourned meeting shall not be given, except as required by resolution of the Board of Directors.

Section 9. Required Vote. When a quorum is present or represented by proxy at any meeting of stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question other than the election of directors brought before such meeting, unless the question is one upon which by express provision of statute or of the Certificate of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at any meeting at which stockholders may vote for the election of directors.

Section 10. Voting. Each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period.

Section 11. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 13. Action Without Meeting.

(a) Any action required by law or these bylaws to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

(b) An electronic transmission consenting to an action to be taken and transmitted by a stockholder, or by a person or persons authorized to act for a stockholder, shall be deemed to be written, signed and dated for purposes of this Section 13, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder, or by a person or persons authorized to act for the stockholder, and (ii) the date on which such stockholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.

(c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE III

DIRECTORS

Section 1. General Authority. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders or other person or persons.

Section 2. Number and Election. The number of directors which shall constitute the initial Board of Directors shall be two (2). The number of directors which shall constitute all subsequent boards of directors shall be specified by resolution of the Board of Directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article III and except that the initial directors of the Corporation shall be elected by the Incorporator of the Corporation, as set forth in the Certificate of Incorporation, and each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Directors need not be stockholders.

Section 3. Vacancies and Newly Created Directorships. Vacancies, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

Section 4. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 5. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors.

Section 6. Notice of Meetings. The Secretary or other person or persons calling a meeting shall give notice by mail or confirmed facsimile or electronic transmission at least three days before the meeting, or by telephone at least twenty-four hours before the meeting. Except as otherwise herein provided, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in this notice of such meeting. A written waiver of notice signed by the director entitled to notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a director at the meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 7. Quorum; Required Vote; Adjourned Meetings. At all meetings of the Board of Directors or any committee thereof, a majority of directors or committee members shall constitute a quorum for the transaction of business. The act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or committee, as the case may be, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors or committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. In the event that the Board of Directors or any committee thereof is composed of an even number of persons, a majority means one-half of the number of such persons plus one.

Section 8. Action Without Meetings; Telephone Meeting.

(a) Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee, as applicable.

(b) Unless otherwise restricted by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.

Section 9. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such member or members as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee, to the extent provided in the resolution of the Board of Directors and to the extent permitted under applicable statutory provisions, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 10. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 11. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 12. Resignation. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 13. Removal. Any director or the entire Board of Directors may be removed, at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as may be provided by statute or the Certificate of Incorporation.

ARTICLE IV

NOTICES

Section 1. General; Electronic Transmission.

(a) Whenever, under the provisions of statute or of the Certificate of Incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall be construed to mean written notice by (i) personal delivery or by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, or (ii) by electronic transmission as set forth below. Notice to directors may also be given by telephone or electronic transmission.

(b) Without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice given by the Corporation to the stockholders shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Corporation’s Secretary, an Assistant Secretary, transfer agent or other person responsible for giving such notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice, (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (4) if by any other form of electronic transmission, when directed to the stockholder.

Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these bylaws.

ARTICLE V

OFFICERS

Section 1. Officers; Election; Resignation; Removal; Vacancies; Salaries. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors. The salaries of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

Section 2. Execution of Documents. All deeds, mortgages, bonds, contracts, and other instruments may be executed on behalf of the Corporation by the President or by any other person or persons designated from time to time by the Board of Directors or the President, unless such power is restricted by board resolution.

Section 3. Powers and Duties of Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Article VI, Section 4, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized in the specific case by the Board of Directors.

Section 2. Indemnification of Others. The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

Section 3. Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however , that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article VI or otherwise.

Section 4. Determination; Claim. If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 5. Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

Section 6. Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

Section 8. Other Indemnification. The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 9. Continuation of Indemnification. The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article VI shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

Section 10. Amendment or Repeal. The provisions of this Article VI shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article VI the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article VI are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of these bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE VII

CERTIFICATES OF STOCK

Section 1. General. The shares of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by (i) the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 2. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares in compliance with the requirements of Section 8-401 of Title 6 of the Delaware Code Annotated, as amended, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 3. Lost or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 4. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not precede nor be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 5. Registered Stockholders. The Corporation shall be entitled to treat the record holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including, but without limiting the generality thereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the record holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. Any such purchaser, assignee, transferee or other person shall not be entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, or to own, enjoy, and exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, transferee or other person has become the record holder of such shares.

ARTICLE VIII

INTERESTED OFFICERS OR DIRECTORS

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

(b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorized the contract or transaction.

ARTICLE IX

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting, or by written consent, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their sole discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 2. Voting Securities of Other Corporations. The President or such other officers or agents of the Corporation as he or she shall designate shall have the authority to vote on behalf of the Corporation the securities of any other corporation, which are owned or held by the Corporation and may attend meetings of stockholders or execute and deliver proxies for such purpose.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors.

Section 4. Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall determine.

ARTICLE X

AMENDMENTS

These bylaws may be altered or repealed by a majority vote of the stock outstanding or by resolution adopted by a majority vote of the Board of Directors.

Annex B

APPENDIX III

CONDITIONS OF THE ACQUISITION AND THE SCHEME

The Acquisition and the Scheme will comply with the Takeover Rules, the Act and, where relevant, the rules and regulations of the Exchange Act and Nasdaq, and are subject to the terms and conditions set out in this announcement and to be set out in the Scheme Document. The Acquisition and the Scheme are, to the extent required by the Law of Ireland, governed by the Law of Ireland.

The Acquisition and the Scheme will be subject to the following conditions:

1.

The Acquisition will be conditional upon the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Panel, or such later date as Xeris and Strongbridge may, subject to receiving the consent of the Panel and the High Court, in each case if required, agree), provided that any Party whose willful and material breach of any provision of the Transaction Agreement shall have prevented this condition from being satisfied shall be deemed to have waived this condition.

2.	The Scheme will be conditional upon:

(a)

the approval of the Scheme by a majority in number of the members of each class of Strongbridge Shareholders (including as may be directed by the High Court pursuant to section 450(5) of the Act) representing, at the Voting Record Time, at least seventy five per cent (75%) in value of the Strongbridge Shares of that class held by such Strongbridge Shareholders present and voting either in person or by proxy at the Court Meeting (or any adjournment or postponement thereof);

(b)	each of the Required EGM Resolutions being duly passed by the requisite majority of Strongbridge Shareholders at the EGM (or at any adjournment of such meeting);

(c)

the sanction by the High Court (without material modification) of the Scheme pursuant to Sections 449 to 455 of the Act and, if applicable, the confirmation of the reduction of capital involved therein by the High Court (the date on which the condition in this paragraph 2(c) is satisfied, the “Sanction Date”); and

(d)

office copies of the Court Order and, if applicable, the minute required by Section 86 of the Act in respect of the reduction of capital (referred to in paragraph 2(c)) being delivered for registration to the Registrar of Companies, and registration of the Court Order and, if applicable, such minute by the Registrar of Companies.

3.

The Xeris Parties and Strongbridge have agreed that, subject to paragraph 6 of this Appendix III, the Acquisition will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:

(a)	the Xeris Shareholder Approval shall have been obtained;

(b)	Nasdaq having approved, and not withdrawn such approval, the listing of all of the Holdco Shares to be issued in the Scheme, subject only to official notice of issuance;

(c)	the applicable waiting periods under the HSR Act in connection with the Acquisition and/or the Merger, if any, shall have expired or been terminated;

(d)

(i)

to the extent that the Acquisition constitutes a concentration within the scope of Council Regulation (EC) No. 139/2004 (the “EC Merger Regulation”) or otherwise constitutes a concentration that is subject to the EC Merger Regulation, the European Commission having decided to allow closing of the Acquisition;

(ii)

the extent that all or part of the Acquisition is referred by the European Commission to the Relevant Authority of one or more member countries of the European Economic Area, such Relevant Authority(ies) (in the case of a partial referral in conjunction with a final decision of the European Commission) having issued a final decision or decisions which satisfies (or together satisfy) Condition 3(d)(i) above (that clause being interpreted mutandis mutatis);

(e)

all required Clearances of any Governmental Entity under the Antitrust Laws of each Specified Jurisdiction, if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition and/or the Merger;

(f)

the Form S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings initiated by the United States Securities and Exchange Commission seeking any stop order;

(g)

no (i) Law (other than an order, writ, decree, judgment, injunction, restraint or prohibition described in clause (ii)), (ii) order, writ, decree, judgment, injunction, restraint or prohibition by any court of competent jurisdiction or (iii) order, writ, decree, judgment, injunction, restraint or prohibition under any Antitrust Law of a Specified Jurisdiction by any Relevant Authority which restrains, enjoins, makes illegal or otherwise prohibits consummation of the Acquisition or the Merger shall have been issued, made, enacted or entered and shall continue to be in effect; and

(h)

the Transaction Agreement shall not have been terminated in accordance with its terms by the applicable Party or Parties as set forth below as a consequence of an event set forth below (such events being the events set out in the Transaction Agreement following the occurrence of which the Transaction Agreement may be terminated in accordance with its terms):

(i)	by either Strongbridge or Xeris, if:

(A)	the Court Meeting or the EGM shall have been completed and the Court Meeting Resolution or the EGM Resolutions, as applicable, shall not have been approved by the requisite majorities; or

(B)	the Xeris Shareholders Meeting shall have been completed and the Xeris Shareholder Approval shall not have been obtained;

(ii)

by either Strongbridge or Xeris, if the Effective Time shall not have occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate the Transaction Agreement pursuant to Clause 9.1(a)(ii) of the Transaction Agreement shall not be available to a Party whose willful and material breach of any provision of the Transaction Agreement shall have caused the failure of the Effective Time to have occurred by such time;

(iii)

by either Strongbridge or Xeris, if the High Court declines or refuses to sanction the Scheme, unless both Parties agree in writing that the decision of the High Court shall be appealed (it being agreed that Strongbridge shall make such an appeal if requested to do so in writing by Xeris and the counsel appointed by Strongbridge and by Xeris agree that doing so is a reasonable course of action);

(iv)

by either Strongbridge or Xeris if (A) there shall be any Law (other than an order, writ, decree, judgment, injunction or action described in clause (B), whether or not final or nonappealable) enacted after the date of the Transaction Agreement and remaining in effect that makes the Acquisition illegal or that prohibits the consummation of the Acquisition, or (B) any court of competent jurisdiction or other Governmental Entity shall have issued a final and nonappealable order, writ, decree, judgment or injunction, or shall have taken any other action, in either case of clauses (A) and (B), permanently restraining, enjoining or otherwise prohibiting the Acquisition and such order, writ, decree, judgment or injunction, or other action shall have become final and nonappealable; provided that the right to terminate the Transaction Agreement pursuant to Clause

9.1(a)(iv) of the Transaction Agreement shall not be available to any Party whose willful and material breach of any provision of the Transaction Agreement shall have been the primary cause of such Law, order, writ, decree, judgment or injunction;

(v)

by Strongbridge, if any Xeris Party shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (A) would result in a failure of Conditions 1, 2, 3 or 5, and (B) is not reasonably capable of being cured by the End Date or, if curable, Strongbridge shall have given Xeris written notice, delivered at least thirty (30) days prior to such termination, stating Strongbridge’s intention to terminate the Transaction Agreement pursuant to Clause 9.1(a)(v) of the Transaction Agreement and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within thirty (30) days following the delivery of such written notice;

(vi)

by Xeris, if Strongbridge shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (A) would result in a failure of a Condition set forth in Conditions 1, 2, 3 or 4 and (B) is not reasonably capable of being cured by the End Date or, if curable, Xeris shall have given Strongbridge written notice, delivered at least thirty (30) days prior to such termination, stating Xeris’s intention to terminate the Transaction Agreement pursuant to Clause 9.1(a)(vi) of the Transaction Agreement and the basis for such termination and such breach, failure to perform or inaccuracy shall not have been cured within thirty (30) days following the delivery of such written notice;

(vii)

by Strongbridge, prior to receipt of the Xeris Shareholder Approval, if (A) the Xeris Board shall have effected a Xeris Change of Recommendation or (B) Xeris shall have materially breached Clause 5.4 of the Transaction Agreement;

(viii)

by Xeris, prior to the receipt of the Strongbridge Shareholder Approval, if (A) the Strongbridge Board shall have effected a Strongbridge Change of Recommendation or (B) Strongbridge shall have materially breached Clause 5.3 of the Transaction Agreement; or

(ix)	by mutual written consent of Strongbridge and Xeris.

4.

The Xeris Parties and Strongbridge have agreed that, subject to paragraph 6 of this Appendix III, the Xeris Parties’ obligation to effect the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by Applicable Law, waived by Xeris) on or before the Sanction Date:

(a)

(i) the representations and warranties of Strongbridge set forth in Clauses 6.1(b)(i) (Capital) and 6.1(b)(ii) (Capital) (to the extent relating to shares in the capital of Strongbridge) of the Transaction Agreement shall be true and correct, except for any de minimis inaccuracies at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date),

(ii) the representations and warranties of Strongbridge set forth in Clauses 6.1(a) (Qualification, Organisation, Subsidiaries, etc.), 6.1(c)(i) (No Violation of Organisational Documents), 6.1(v) (Finders or Brokers) and 6.1(x) (Takeover Statutes) of the Transaction Agreement shall be true and correct in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date),

(iii) the representations and warranties of Strongbridge set forth in the second sentence of Clause 6.1(j) (Absence of Certain Changes or Events) of the Transaction Agreement shall be true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date, and

(iv) the representations and warranties of Strongbridge set forth in the Transaction Agreement (other than the representations and warranties referred to in clauses (i) through (iii) of this paragraph 4(a)) (disregarding all qualifications and exceptions contained therein relating to materiality or Strongbridge Material Adverse Effect) shall be true and correct at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Strongbridge Material Adverse Effect;

(b)

Strongbridge shall have in all material respects performed all obligations and complied with all covenants and agreements required by the Transaction Agreement to be performed or complied with by it prior to the Sanction Date; and

(c)

Strongbridge shall have delivered to Xeris a certificate, dated as of the Sanction Date and signed by an executive officer of Strongbridge, certifying on behalf of Strongbridge to the effect that the conditions set forth in paragraphs 4(a) and 4(b) have been satisfied.

5.

The Xeris Parties and Strongbridge have agreed that, subject to paragraph 6 of this Appendix III, Strongbridge’s obligation to effect the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by Applicable Law, waived by Strongbridge) on or before the Sanction Date:

(a)

(i) the representations and warranties of Xeris set forth in Clauses 6.2(a)(ii)(B) (Qualification, Organization, Subsidiaries, etc.), 6.2(b)(i) (Capital Stock) and 6.2(b)(ii) (Capital) (to the extent relating to the capital stock of Xeris) of the Transaction Agreement which are identified in Annex B, Schedule 2, Section A shall be true and correct, except for any de minimis inaccuracies at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date),

(ii) the representations and warranties of Xeris set forth in Clauses 6.2(a) (Qualification Organisation, Subsidiaries, etc.) (other than 6.2(a)(ii)(B)), 6.2(c)(i) (Corporate Authority Relative to this Agreement), 6.2(c)(iii)(B) (No Violation of Organisational Documents), 6.2(v) (Finders or Brokers) and 6.2(x) (Takeover Statutes) of the Transaction Agreement shall be true and correct in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date),

(iii) the representations and warranties of Xeris set forth in the second sentence of Clause 6.2(j) (Absence of Certain Changes or Events) of the Transaction Agreement shall be true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date, and

(iv) the representations and warranties of Xeris set forth in the Transaction Agreement (other than the representations and warranties referred to in clauses (i) through (iii) of this Paragraph 5(a)) (disregarding all qualifications and exceptions contained therein relating to materiality or Xeris Material Adverse Effect) shall be true and correct at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Xeris Material Adverse Effect;

(b)

the Xeris Parties shall have in all material respects performed all obligations and complied with all covenants and agreements required by the Transaction Agreement to be performed or complied with by them prior to the Sanction Date; and

(c)

Xeris shall have delivered to Strongbridge a certificate, dated as of the Sanction Date and signed by an executive officer of Xeris, certifying on behalf of the Xeris Parties to the effect that the conditions set forth in paragraphs 5(a) and 5(b) have been satisfied.

6.	Subject to the requirements of the Panel:

(a)

Xeris and Strongbridge reserve the right (but neither party shall be under any obligation) to waive (to the extent permitted by Applicable Law), in whole or in part, all or any of the conditions in paragraph 3 (provided that no such waiver shall be effective unless agreed to by both parties);

(b)	Xeris reserves the right (but shall be under no obligation) to waive (to the extent permitted by Applicable Law), in whole or in part, all or any of the conditions in paragraph 4; and

(c)	Strongbridge reserves the right (but shall be under no obligation) to waive (to the extent permitted by Applicable Law), in whole or in part, all or any of the conditions in paragraph 5.

7.

The Scheme will lapse unless it is effective on or prior to the End Date (or such later date as Strongbridge and Xeris may, subject to receiving the consent of the Panel and the High Court, in each case if required, agree), provided that any Party whose willful and material breach of any provision of the Transaction Agreement shall have prevented this condition from being satisfied shall be deemed to have waived this condition.

8.

If Xeris is required to make an offer for Strongbridge Shares under the provisions of Rule 9 of the Takeover Rules, Xeris may make such alterations to any of the conditions set out in paragraphs 1, 2, 3, 4 and 5 above as are necessary to comply with the provisions of that rule.

9.

Xeris reserves the right, subject to the prior written approval of the Panel, to effect the Acquisition by way of a Takeover Offer in the circumstances described in and subject to the terms of Clause 3.6 of the Transaction Agreement. Without limiting Clause 3.6 of the Transaction Agreement, in such event, such offer will be implemented on terms and conditions that are at least as favourable to the Strongbridge Shareholders and the Strongbridge Equity Award Holders as those which would apply in relation to the Scheme (except for an acceptance condition set at 80 per cent of the nominal value of the Strongbridge Shares to which such an offer relates and which are not already in the beneficial ownership of Xeris so far as applicable).

10.

As required by Rule 12(b)(i) of the Takeover Rules, to the extent that the Acquisition would give rise to a concentration with a Community dimension within the scope of the EC Merger Regulation, the Scheme shall, except as otherwise approved by the Panel, lapse if the European Commission initiates proceedings in respect of that concentration under Article 6(1)(c) of the EC Merger Regulation or refers the concentration to a competent authority of a Member State under Article 9(1) of the EC Merger Regulation prior to the date of the Court Meeting.

Annex C

EXECUTION VERSION

Dated May 24, 2021

XERIS PHARMACEUTICALS, INC.

STRONGBRIDGE BIOPHARMA PLC

EXPENSES REIMBURSEMENT AGREEMENT

EXPENSES REIMBURSEMENT AGREEMENT

THIS EXPENSES REIMBURSEMENT AGREEMENT (this Agreement), dated as of May 24, 2021 and made between:

(1)	XERIS PHARMACEUTICALS, INC., a Delaware corporation (hereinafter called “Xeris”); and

(2)

STRONGBRIDGE BIOPHARMA PLC, a company incorporated in Ireland with registered number 562659 having its registered office at Fitzwilliam Hall, Suite 206, Fitzwilliam Place, Dublin 2,Ireland (hereinafter called “Strongbridge”).

RECITALS

(A)

WHEREAS, Xeris has agreed to make an offer to acquire Strongbridge through Xeris Biopharma Holdings, Inc., a Delaware corporation (hereinafter called “HoldCo”), on the terms set out in the Rule 2.5 Announcement and the Transaction Agreement and Strongbridge has agreed to reimburse certain third party costs and expenses incurred and to be incurred by Xeris and/or the Xeris Group for the purposes of, in preparation for or in connection with the Acquisition, if the Transaction Agreement is terminated in certain circumstances; and

(B)

WHEREAS, this Agreement sets out the agreement between the Parties as to, among other things, the reimbursement in certain circumstances by Strongbridge of certain costs and expenses incurred and to be incurred by Xeris and/or the Xeris Group for the purposes of, in preparation for or in connection with the Acquisition.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:

1	DEFINITIONS

1.1	Definitions

As used in this Agreement the following words and expressions have the following meanings:

Acquisition means the proposed acquisition by HoldCo of Strongbridge by means of the Scheme or the Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) including the payment by HoldCo of the aggregate consideration pursuant to the Scheme or the Takeover Offer, as described in the Rule 2.5 Announcement and provided for in the Transaction Agreement;

Act means the Companies Act 2014, all enactments which are to be read as one with, or construed or read together as one with, the Act and every statutory modification and re-enactment thereof for the time being in force;

Acting in Concert shall have the meaning given to that term in the Takeover Panel Act, as amended;

Affiliate means in relation to any person, another person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise);

Agreement has the meaning given to that term in the Preamble;

Business Day means any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;

Cap has the meaning given to that term in sub-clause 3.1;

Clear in relation to a period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;

Concert Parties means such Persons as are deemed to be Acting in Concert with Xeris pursuant to Rule 3.3 of Part A of the Takeover Rules and such persons as are Acting in Concert with Xeris;

Conditions means the conditions to the Scheme and the Acquisition set out in paragraphs 1, 2, 3, 4 and 5 of Appendix III of the Rule 2.5 Announcement, and Condition means any one of the Conditions;

Confidentiality Agreement means the confidentiality letter agreement, dated as of February 2, 2021, between Xeris and Strongbridge;

Court Meeting means the meeting or meetings of the Strongbridge Shareholders or, if applicable, the meeting or meetings of any class or classes of Strongbridge Shareholders (and, in each case, any adjournment or postponement thereof) convened by:

(a)	resolution of the Strongbridge Board; or

(b)	order of the High Court,

in either case, pursuant to Section 450 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

Court Meeting Resolution means the resolution to be proposed at the Court Meeting for the purposes of approving and implementing the Scheme;

EGM means the extraordinary general meeting of the Strongbridge Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme, expected to be convened as soon as the preceding Court Meeting shall have been concluded (it being understood that if the Court Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed);

EGM Resolutions means, collectively, the following resolutions to be proposed at the EGM:

(a)	an ordinary resolution to approve the Scheme and to authorize the Strongbridge Board to take all such action as it considers necessary or appropriate to implement the Scheme;

(b)

if applicable, a special resolution to cancel, subject to the approval of the High Court, the issued share capital of Strongbridge (other than any Strongbridge Shares held by any member of the Xeris Group);

(c)

if applicable, an ordinary resolution authorizing the Strongbridge Board to allot new ordinary shares to HoldCo pursuant to the Transaction Agreement and the Scheme by capitalization of the reserve arising from the cancellation of the issued share capital of Strongbridge pursuant to the resolution described in the foregoing sub-clause (b);

(d)

a special resolution amending the Memorandum and Articles of Association of Strongbridge in accordance with Section 4.6 of the Transaction Agreement (the resolutions described in the foregoing sub-clauses (a) through (d), the Required EGM Resolutions);

(e)

an ordinary resolution that any motion by the appointed Chairperson of the EGM to adjourn or postpone the EGM, or any adjournments or postponements thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme or any of the Required EGM Resolutions be approved; and

(f)

any other resolutions as Strongbridge reasonably determines to be necessary or desirable for the purposes of implementing the Acquisition as have been approved by Xeris (such approval not to be unreasonably withheld, conditioned or delayed);

End Date means the one year anniversary of the date hereof;

Governmental Entity means (i) any Relevant Authority, (ii) any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any Relevant Authority, or (iii) any political party;

Group means in relation to any Party, such Party and its Subsidiaries;

High Court means the High Court of Ireland;

HoldCo has the meaning given to that term in the Recitals;

Irrecoverable VAT means in relation to any Person, any amount in respect of VAT which that Person (or a member of the same VAT Group as that Person) has incurred and in respect of which neither that Person nor any other member of the same VAT Group as that Person is entitled to a refund (by way of credit or repayment) from any relevant Tax Authority pursuant to and determined in accordance with section 59 of the Value Added Tax Consolidation Act 2010 or similar provision in any other jurisdiction;

Law means any federal, state, local, foreign or supranational law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, executive order or agency requirement of any Relevant Authority;

Panel means the Irish Takeover Panel;

Parties means Strongbridge and Xeris and Party shall mean either Strongbridge, on the one hand, or Xeris, on the other hand (as the context requires);

Person or person means an individual, group (including a “group” under Section 13(d) of the United States Securities Exchange Act of 1934), corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity or any Relevant Authority or any department, agency or political subdivision thereof;

Relevant Authority means any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, division, political subdivision, bureau or other regulatory authority or agency, including courts and other judicial bodies, or any competition, antitrust or supervisory body, central bank, public international organization or other governmental, trade or regulatory agency or body, securities exchange or any self- regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including the Panel, the High Court and the U.S. Securities and Exchange Commission;

Representatives means, in relation to any Person, the directors, officers, employees, agents, investment bankers, financial advisors, legal advisors, accountants, brokers, finders, consultants or other representatives of such Person;

Rule 2.5 Announcement means the announcement to be made by the Parties pursuant to Rule 2.5 of the Takeover Rules for the purposes of the Acquisition, in the form agreed to by on or on behalf of the Parties;

Scheme means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act and, if applicable, the capital reduction under Sections 84 and 85 of the Act to effect the Acquisition pursuant to the Transaction Agreement, on such terms and in such form as is consistent with the terms agreed to by the Parties as set out in the Rule 2.5 Announcement and on such other terms as the Parties mutually agree in writing, including any revision thereof as may be agreed between the Parties in writing, and, if required, by the High Court;

Strongbridge has the meaning given to that term in the Preamble;

Strongbridge Alternative Proposal means any bona fide proposal or bona fide offer made by any person (other than a proposal or offer by Xeris or any of its Concert Parties or any person Acting in Concert with Xeris) for (i) the acquisition of Strongbridge by scheme of arrangement, takeover offer or business combination transaction; (ii) the acquisition by any person of 20% or more of the assets of Strongbridge and its Subsidiaries, taken as a whole, measured by either book value or fair market value (including equity securities of Strongbridge’s Subsidiaries); (iii) the acquisition by any person (or the stockholders of any person) of 20% or more of the outstanding Strongbridge Shares; or (iv) any merger, business combination, consolidation, share exchange, recapitalisation or similar transaction involving Strongbridge as a result of which the holders of Strongbridge Shares immediately prior to such transaction do not, in the aggregate, own at least 80% of the outstanding voting power of the surviving or resulting entity in such transaction immediately after consummation thereof;

Strongbridge Board means the board of directors of Strongbridge;

Strongbridge Group means Strongbridge and all of its Subsidiaries;

Strongbridge Shareholders means the holders of Strongbridge Shares;

Strongbridge Shareholder Approval means:

(a)

the approval of the Scheme by a majority in number of members of each class of Strongbridge Shareholders (including as may be directed by the High Court pursuant to Section 450(5) of the Act) representing, at the relevant voting record time, at least seventy five percent (75%) in value of the Strongbridge Shares of that class held such Strongbridge Shareholders present and voting either in person or by proxy, at the Court Meeting (or at any adjournment or postponement of such meeting); and

(b)	the Required EGM Resolutions being duly passed by the requisite majorities of Strongbridge Shareholders at the EGM (or at any adjournment or postponement of such meeting);

Strongbridge Shares means the ordinary shares of $0.01 each in the capital of Strongbridge;

Subsidiary means in relation to any person, any corporation, partnership, association, trust or other form of legal entity of which such person directly or indirectly owns securities or other equity interests representing more than 50% of the aggregate voting power;

Takeover Offer means an offer in accordance with Section 3.6 of the Transaction Agreement for the entire issued share capital of Strongbridge (other than any Strongbridge Shares beneficially owned by Xeris, HoldCo or any member of the Xeris Group (if any) and any Strongbridge Shares held by any member of the Strongbridge Group) including any amendment or revision thereto pursuant to the Transaction Agreement, the full terms of which would be set out in the Takeover Offer Document or (as the case may be) any revised offer documents;

Takeover Offer Document means, if, following the date of the Transaction Agreement, Xeris elects to implement the Acquisition by way of the Takeover Offer in accordance with Section 3.6 of the Transaction Agreement, the document to be despatched to Strongbridge Shareholders and others by HoldCo containing, among other things, the Takeover Offer, the Conditions (except as Xeris determines pursuant to and in accordance with Section 3.6 of the Transaction Agreement not to be appropriate in the case of a Takeover Offer) and certain information about Xeris, HoldCo and Strongbridge and, where the context so requires, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

Takeover Panel Act means the Irish Takeover Panel Act, 1997 (as amended);

Takeover Rules means the Irish Takeover Panel Act, 1997, Takeover Rules, 2013;

Tax Authority means any Relevant Authority responsible for the assessment, collection or enforcement of laws relating to taxes (including the United States Internal Revenue Service and the Irish Revenue Commissioners and any similar state, local, or non-U.S. revenue agency);

Third Party means any Person or Group, other than Strongbridge, Xeris or any of their respective Affiliates or Representatives;

Transaction Agreement means the transaction agreement dated May 24, 2021, by and among Strongbridge, Xeris, HoldCo and Wells MergerSub, Inc.;

VAT means any tax imposed by any member state of the European Community in conformity with the Directive of the Council of the European Union on the common system of value added tax (2006/112/EC) and any tax similar to or replacing the same;

VAT Group means a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction;

Willful Breach means a material breach of this Agreement or the Transaction Agreement that is the consequence of an act or omission by a party with the actual knowledge that the taking of such act or such omission to take action would be a material breach of such agreement;

Xeris has the meaning given to that term in the Preamble;

Xeris Group means Xeris, HoldCo and all of their respective Subsidiaries;

Xeris Payment Events has the meaning given to that term in sub-clause 3.2; and

Xeris Reimbursement Payments has the meaning given to that term in sub-clause 3.1.

1.2	Construction.

The following rules of interpretation shall apply to this Agreement:

1.2.1	the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

1.2.2	the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof;

1.2.3	references to Clauses and Sub-clauses are to Clauses and Sub-clauses of this Agreement unless otherwise specified;

1.2.4	any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders;

1.2.5

whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import;

1.2.6	“writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form;

1.2.7	references to any applicable Law shall be deemed to refer to such applicable Law as amended from time to time and to any rules or regulations promulgated thereunder;

1.2.8	references to any Person include the successors and permitted assigns of that Person;

1.2.9	references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively;

1.2.10

any reference to an Irish legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Ireland, be deemed to include a reference to what most nearly approximates in that jurisdiction to the Irish legal term;

1.2.11	references to times are to New York City times unless otherwise specified; and

1.2.12	the Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provision of this Agreement.

2	PRE-CONDITION

This Agreement shall not have effect unless and until the Rule 2.5 Announcement has been issued.

3	XERIS REIMBURSEMENT

3.1	Reimbursement Payments.

Subject to Clause 2 and to the other provisions of this Agreement, Strongbridge agrees to pay to Xeris, if any Xeris Payment Event occurs, an amount equal to all documented, specific, quantifiable third party costs and expenses incurred, directly or indirectly, by Xeris and/or the Xeris Group, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including third party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, the arrangement of financing and the engagement of third party Representatives to assist in the process (the payments provided for in this sub-clause 3.1, the Xeris Reimbursement Payments); provided, that the aggregate gross amount payable to Xeris pursuant to this Agreement shall not, in any event, exceed an amount equal to US$1,950,000 (the Cap). The amount payable by Strongbridge to Xeris under this sub-clause 3.1 will exclude any amounts in respect of VAT incurred by Xeris attributable to such third party costs other than Irrecoverable VAT incurred by Xeris on such costs (and, for the avoidance of doubt, such Irrecoverable VAT shall form part of the Xeris Reimbursement Payments).

3.2	Payment Events.

The “Xeris Payment Events” are where the Parties have issued the Rule 2.5 Announcement and:

3.2.1	the Transaction Agreement is terminated (in accordance with Section 9.1(a) of the Transaction Agreement):

(a)

by Xeris at any time prior to the receipt of the Strongbridge Shareholder Approval, due to a “Strongbridge Change of Recommendation” (under Section 5.3 of the Transaction Agreement) having occurred; or

(b)	by Xeris at any time prior to the receipt of the Strongbridge Shareholder Approval, if Strongbridge shall have materially breached Section 5.3 of the Transaction Agreement; or

3.2.2	all of the following occur:

(a)	the Transaction Agreement is terminated:

(i)

by Xeris for the reason that Strongbridge shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement, or if any of its representations or warranties set forth in the Transaction Agreement are inaccurate, which breach or failure to perform or inaccuracy:

(A)	would result in a failure of any of Conditions 1, 2, 3, or 4; and

(B)	is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of:

(1)	the End Date; and

(2)	30 days following written notice by Xeris thereof (such termination, a Breach Termination); or

(ii)

by Xeris or Strongbridge, if the Court Meeting or the EGM was completed and the Court Meeting Resolution or the Required EGM Resolutions, as applicable, were not approved by the requisite majorities; and

(b)

prior to the Court Meeting, a Strongbridge Alternative Proposal was publicly disclosed or announced (or, in the case of a Breach Termination, was made publicly or privately to the Strongbridge Board), or any person shall have publicly announced an intention (whether or not conditional) to make a Strongbridge Alternative Proposal (it being understood that, for purposes of this sub-clause 3.2.2(b) and sub-clause 3.2.2(c) below, references to “20%”

and “80%” in the definition of Strongbridge Alternative Proposal shall be deemed to refer to “50%”); and

(c)

(i)	a Strongbridge Alternative Proposal is consummated within twelve months after such termination, or

(ii)

a definitive agreement providing for an Strongbridge Alternative Proposal is entered into within twelve months after such termination and which is subsequently consummated pursuant to that definitive agreement, in the case of each of (i) and (ii), regardless of whether such Strongbridge Alternative Proposal is the same Strongbridge Alternative Proposal referred to in sub-clause 3.2.2(b).

3.3	Requests for Reimbursement.

Each request by Xeris for an Xeris Reimbursement Payment shall be:

3.3.1	submitted in writing to Strongbridge no later than 60 calendar days following the occurrence of the applicable Xeris Payment Event;

3.3.2	accompanied by payment instructions and written invoices or written documentation supporting the request for an Xeris Reimbursement Payment as Strongbridge may reasonably request; and

3.3.3

subject to compliance with sub-clause 3.3.2, satisfied in full by payment by Strongbridge to Xeris in cleared, immediately available funds within ten calendar days following such receipt of such invoices or documentation (save that Strongbridge is not required to pay such amount of an Xeris Reimbursement Payment which exceeds the Cap).

3.4	VAT

Xeris and Strongbridge consider that any amounts payable hereunder do not represent consideration for a taxable supply. If and to the extent that any relevant Tax Authority determines that any Xeris Reimbursement Payment is consideration for a taxable supply and that Strongbridge (or any member of a VAT Group of which Strongbridge is a member) is liable to account to a Tax Authority for VAT in respect of such supply and such VAT is Irrecoverable VAT, then:

3.4.1

the Xeris Reimbursement Payment shall be deemed to be exclusive of any such applicable VAT and any such VAT shall be due and payable by Strongbridge or the relevant member of a VAT Group of which Strongbridge is a member to the Tax Authority in addition to the payment of the Xeris Reimbursement Payment to Xeris, in accordance with applicable VAT Law (subject to the provisions of sub-clause 3.4.2 and 3.4.3 below);

3.4.2

the sum of the total amount payable by Strongbridge by way of any Xeris Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the Xeris Reimbursement Payment is consideration (Strongbridge Irrecoverable VAT), shall not exceed the Cap and the total amount of the Xeris Reimbursement Payment shall be reduced to ensure such; and

3.4.3

to the extent that Strongbridge has already paid amounts in respect of any Xeris Reimbursement Payment the sum of which, when combined with any Strongbridge Irrecoverable VAT, exceeds the Cap, Xeris shall repay to Strongbridge, by way of a reduction in the amount of the Xeris Reimbursement Payment, an amount necessary to ensure that the sum of the total remaining Xeris Reimbursement Payment combined with any Strongbridge Irrecoverable VAT arising in connection with such does not exceed the Cap.

3.4.4

Xeris shall (and shall procure that any applicable member of the Xeris Group shall) accommodate any reasonable action that Strongbridge requests, in writing and without delay, to avoid, dispute, defend, resist, appeal or compromise any determination of a Tax Authority that the Xeris Reimbursement Payment is consideration for a taxable supply for VAT purposes and/or that Strongbridge or any member of the Strongbridge Group is liable to account to the relevant Tax Authority for VAT in respect of such supply and/or that all or any part of such VAT is Irrecoverable VAT.

3.5	Recovered VAT

If Xeris makes any payments to Strongbridge under sub-clause 3.4, and after making such a payment, Strongbridge becomes entitled to recover all, or any part, of the Strongbridge Irrecoverable VAT from the relevant Tax Authority, Strongbridge shall notify Xeris without delay and, as soon as practicable, repay to Xeris the lesser of:

3.5.1	the amount recovered (whether by way of credit or refund) from the Tax Authority; and

3.5.2	the sum paid by Xeris to Strongbridge under sub-clause 3.4.

3.6	Outside the European Union

Xeris confirms that it is established outside of the European Union for VAT purposes.

4	GENERAL

4.1	Governing Law

4.1.1

This Agreement and all disputes, claims, actions, suits or proceedings (collectively, Actions) based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Laws of Ireland shall apply solely to the extent any provision hereof, or transaction contemplated hereby, is required by the Laws of Ireland to be governed by, and construed in accordance with, the Laws of Ireland (such provisions or transactions, the Irish Matters).

4.1.2

Each of the Parties irrevocably agrees that the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom, are to have exclusive jurisdiction with respect to any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts and waives, to the fullest extent permitted by Law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Action in any such court. Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall therefore be brought in the state and federal courts sitting in the State of Delaware, and any appellate courts therefrom. Notwithstanding the forgoing, any Irish Matter shall be subject to the jurisdiction of the High Court and any appellate courts therefrom.

4.2	Counterparts

This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Party (by hand delivery, facsimile process, e-mail or otherwise).

4.3	Electronic Signatures

4.3.1

The Parties consent to the execution by or on behalf of each other Party of this Agreement, and the witnessing thereof, by electronic signature, provided that such manner of execution is permitted by law.

4.3.2

The Parties also agree that an executed copy of this Agreement may be retained in electronic form; and acknowledge that such electronic form shall constitute an original of this Agreement and may be relied upon as evidence of this Agreement.

4.4	Notices

4.4.1

Any notice or other document to be served under this Agreement may be delivered by overnight delivery service (with proof of service) or hand delivery, or sent in writing (including facsimile or email transmission), to the Party to be served as follows:

(a) if to Xeris, to:

Xeris Pharmaceuticals, Inc.

180 N. LaSalle Street, Suite 1600

Chicago, IL 60601

Attention:     Legal Department – Attn: General Counsel

E-mail:         legal@xerispharma.com

with copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: Joseph C. Theis

 James A. Matarese

 Andrew H. Goodman

E-mail:      Jtheis@goodwinlaw.com

 Jmatarese@goodwinlaw.com

 Agoodman@goodwinlaw.com

and

A&L Goodbody LLP

25-28 North Wall Quay

International Financial Services Centre

Dublin 1, Ireland

Attention: Alan Casey

 Richard Marron

E-mail:     acasey@algoodbody.com

 rmarron@algoodbody.com

or such other postal or email address or fax number as it may have notified to the other Party in writing in accordance with the provisions of this sub-clause 4.4.

(b) if to Strongbridge, to:

Strongbridge Biopharma plc

900 Northbrook Drive, Suite 200

Trevose, PA 19053

Attention:  John Johnson

 Stephen Long

E-mail:      jj@strongbridgebio.com

 s.long@strongbridgebio.com

with copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

500 Boylston Street

Boston, MA 02116

Attention: Graham Robinson

 Chadé Severin

E-mail:      graham.robinson@skadden.com

 chade.severin@skadden.com

and

Arthur Cox LLP

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Attention: Maura McLaughlin

 Conor O’Keeffe

E-mail:     Maura.McLaughlin@arthurcox.com

 Conor.OKeeffe@arthurcox.com

or such other postal or email address or fax number as it may have notified to the other Party in writing in accordance with the provisions of this sub-clause 4.4.

4.4.2

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5pm. (addressee’s local time) on a Business Day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

4.4.3	A Party to this Agreement shall promptly notify the other Parties of any change to its notice details. That notification shall only be effective on:

(a)	any effective date specified in the notification; or

(b)

if no effective date is specified or the effective date specified is less than five Clear Business Days after the date when notice is received, the date falling five Clear Business Days after the notification has been received.

4.5	Severability

4.5.1

If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an equitable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible in accordance with applicable Law.

4.5.2	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that shall not affect or impair:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement.

4.6	Amendments

No amendment of this Agreement shall be binding unless the same shall be evidenced in writing duly executed by each Party.

4.7	Due Authorization

Each Party hereto represents and warrants to the other that, assuming due authorization, execution and delivery by the other Party hereto, this Agreement constitutes the valid and binding obligation of that Party.

4.8	Transaction Agreement

In the event of any inconsistency between the provisions of this Agreement and the provisions of the Transaction Agreement, this Agreement shall control.

4.9	Willful Breach

Upon Xeris becoming entitled to an Xeris Reimbursement Payment, Strongbridge shall have no further liability in connection with the valid termination of the Transaction Agreement (for the avoidance of doubt, other than the obligation to pay the Xeris Reimbursement Payments pursuant to this Agreement), whether under the Transaction Agreement or this Agreement or otherwise, to Xeris, the Xeris Group or its shareholders; provided, that nothing herein shall release any Party from liability (including any monetary damages or other appropriate remedy) for Willful Breach or for fraud or as provided for in the Confidentiality Agreement.

IN WITNESS whereof the Parties hereto have caused this Agreement to be executed and delivered as a Deed on the day and year first before WRITTEN.

GIVEN under the common seal	/s/ John H. Johnson
of STRONGBRIDGE BIOPHARMA PLC and DELIVERED as a DEED	Name: John H. Johnson
Title: Chief Executive Officer

IN WITNESS whereof the Parties hereto have caused this Agreement to be executed and delivered as a Deed on the day and year first before WRITTEN.

SIGNED for and on behalf of

XERIS PHARMACEUTICALS, INC.

by its authorised signatory:

/s/ Paul R. Edick
Name: Paul R. Edick
Title: Director

Annex D

CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [•], 2021 (this “Agreement”), is entered into by and between Xeris Biopharma Holdings, Inc., a Delaware corporation (“Parent”), and Computershare Inc., a Delaware corporation (“Computershare”) and its wholly owned subsidiary Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, the “Rights Agent”).

RECITALS

WHEREAS, Parent, Xeris Pharmaceuticals, Inc., a Delaware corporation (“Xeris”), Strongbridge Biopharma plc, a public limited company incorporated in Ireland (the “Company”) and Wells MergerSub, Inc., a Delaware corporation, have entered into the Transaction Agreement, dated as of May 24, 2021 (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Transaction Agreement”), relating to a recommended offer to be made by Xeris for the entire issued and to be issued ordinary share capital of the Company to be implemented by a scheme of arrangement under Irish law or, at the election of Xeris, and subject to the terms of the Transaction Agreement, by means of the Takeover Offer (the “Acquisition”);

WHEREAS, pursuant to the Transaction Agreement, Parent has agreed to provide to the Company’s shareholders the right to receive contingent payments, which may be reduced in certain circumstances, as hereinafter described; and

WHEREAS, pursuant to this Agreement, the maximum aggregate amount payable per CVR (as defined below) is $1.00, subject to reduction as hereinafter described, without interest.

NOW, THEREFORE, in consideration of the foregoing and the consummation of the Transactions referred to above, Parent and Rights Agent agree, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:

ARTICLE I

DEFINITIONS; CERTAIN RULES OF CONSTRUCTION

Section 1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in this Agreement, including as specified in this Section 1.1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

“Acting Holders” means, at the time of determination, Holders of not less than a majority of the outstanding CVRs, as set out in the CVR Register.

“Affiliate” means as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such first Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Affiliate End User” has the meaning set forth in the definition of “Net Sales.”

“Assignee” has the meaning set forth in Section 6.3(a).

“Audit Trigger Date” has the meaning set forth in Section 4.4(a).

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed.

“Change of Control” means, with respect to a Person, directly or indirectly, (a) a consolidation, merger or similar business combination involving such Person in which (i) such Person is not the surviving entity or (ii) the holders of voting securities of such Person immediately prior thereto are holders of less than fifty percent (50%) of the voting securities of the surviving Person immediately after such transaction, (b) a sale or other disposition of all or substantially all of the assets of such Person on a consolidated basis in one transaction or a series of related transactions, or the (c) acquisition of beneficial ownership by any Person or group of more than fifty percent (50%) of the outstanding voting securities of such Person.

“Commercially Reasonable Efforts” means, with respect to each Milestone, using such reasonable and diligent, good faith efforts and allocation of resources typically used by Persons of comparable size and resources within the pharmaceutical industry as Parent and its Affiliates with respect to listing of patents in the Orange Book (as defined below) in respect of, and commercialization of, pharmaceutical products owned by such a Person or any of its Affiliates or to which such Person has rights, which products (i) are at a similar stage in development or product life and (ii) have similar commercial potential as the applicable Product, taking into account safety, tolerability and efficacy, competitive or alternative third party products in the marketplace, proprietary position (including patent coverage), the regulatory structure involved, the regulatory environment, anticipated profitability (including pricing and reimbursement) and other technical, commercial, legal and/or medical factors. Notwithstanding anything to the contrary herein, Commercially Reasonable Efforts shall be determined without regard to any payments hereunder.

“CVR Register” has the meaning set forth in Section 2.3(b).

“CVR Shortfall” has the meaning set forth in Section 4.4(c).

“CVR Shortfall Payment Date” means the date on which the CVR Shortfall is paid to Holders pursuant to Section 4.4(c).

“CVRs” means the rights of Holders (granted to initial Holders pursuant to the Transaction Agreement) to receive contingent Parent Common Stock or cash payments, or a combination of contingent Parent Common Stock and cash payments, pursuant to this Agreement.

“DTC” means The Depository Trust Company or any successor thereto.

“Effective Date” has the meaning given to that term in the Transaction Agreement.

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“GAAP” means the then-current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles in the United States, in each case, as consistently applied.

“Governmental Entities” means any Irish, United States, foreign or supranational, federal, state or local governmental commission, board, body, bureau, arbitrator, arbitration panel, or other regulatory authority or agency, including courts and other judicial bodies, or any competition, antitrust, foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction, including the Panel, the High Court of Ireland and the SEC;

“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time.

“Independent Accountant” means an independent certified public accounting firm of nationally recognized standing experienced in pharmaceutical businesses and products, designated (a) jointly by the Acting Holders and Parent or (b) if such parties fail to make a designation as described in the foregoing (a) within ten (10) days of the Audit Trigger Date, jointly by an independent public accounting firm selected by Parent and an independent public accounting firm selected by the Acting Holders.

“Keveyis Milestone” means the earlier of: (a) the first listing of any patent in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (or successor thereto) (the “Orange Book”) with respect to the Keveyis Product (the “Keveyis Patent Milestone”) and (b) the first achievement of at least $40 million in Net Sales of the Keveyis Product (the “Keveyis Sales Milestone”), in each case, during the Keveyis Milestone Period.

“Keveyis Milestone Payment” means $0.25 per CVR, which shall be reduced to $0.00 if the Keveyis Milestone is not achieved on or before the end of the Keveyis Milestone Period.

“Keveyis Milestone Period” means (a) in the case of the Keveyis Patent Milestone, the period beginning on the date of the Transaction Agreement and ending on December 31, 2023, and (b) in the case of the Keveyis Sales Milestones, the period beginning on January 1, 2023 and ending on December 31, 2023.

“Keveyis Patent Milestone” has the meaning set forth in the definition of Keveyis Milestone.

“Keveyis Product” means that certain pharmaceutical product that contains dichlorphenamide, and for clarity, with respect to the United States, as of the Effective Date, such product is sold under the proprietary name KEVEYIS.

“Keveyis Sales Milestone” has the meaning set forth in the definition of Keveyis Milestone.

“Law” means any foreign, federal, state, local or municipal laws, rules, judgments orders, regulations, statutes, ordinances, codes, decisions, injunctions, orders, decrees or requirements of any Governmental Entity.

“Milestone” means any of the Keveyis Milestone, the Recorlev 2023 Commercial Milestone and the Recorlev 2024 Commercial Milestone.

“Milestone Failure Notice” has the meaning set forth in Section 2.4(g).

“Milestone Notice” has the meaning set forth in Section 2.4(a).

“Milestone Payment” means any of the Keveyis Milestone Payment, the Recorlev 2023 Commercial Milestone Payment or Recorlev 2024 Commercial Milestone Payment.

“Milestone Payment Amount” means, in respect of a Milestone, for a given Holder, the product of (a) the Milestone Payment in respect of such Milestone, and (b) the number of CVRs held by such Holder as reflected on the CVR Register as of the close of business on the date of the applicable Milestone Notice.

“Milestone Payment Date” means, (a) for the Keveyis Patent Milestone, (i) if achieved prior to or on the Effective Date, the date that is fifteen (15) Business Days following the Effective Date; and (ii) if achieved following the Effective Date, the date that is fifteen (15) Business Days following the achievement of such Milestone, (b) upon the achievement of the Keveyis Sales Milestone and/or the Recorlev 2023 Commercial Milestone, the date that is fifteen (15) Business Days following the date that Parent files its Annual Report on Form 10-K with the SEC for the year ending December 31, 2023 and (c) upon the achievement of the Recorlev 2024 Commercial Milestone, the date that is fifteen (15) Business Days following the date that Parent files its Annual Report on Form 10-K with the SEC for the year ending December 31, 2024.

“Milestone Period” means any of the Keveyis Milestone Period, the Recorlev 2023 Commercial Milestone Period or the Recorlev 2024 Commercial Milestone Period.

“Net Sales” means the gross amount invoiced by or on behalf of all Selling Entities for the applicable Product sold to third parties other than any other Selling Entity, less the Permitted Deductions if and to the extent they are included in the gross invoiced sales price of the applicable Product or otherwise directly or indirectly incurred by the applicable Selling Entity with respect to the sale of such Product, all as determined in accordance with the Selling Entity’s usual and customary accounting methods consistent with the treatment of other branded prescription products commercialized by the applicable Selling Entity or by the Company prior to the Acquisition, which shall be in accordance with GAAP, including the accounting methods for translating activity denominated in foreign currencies into United States dollar amounts. In the case of a sale of any Product between or among Selling Entities for resale, Net Sales will be calculated as above only on the value invoiced on the first arm’s-length sale thereafter to a third party (in such capacity, a “Third Party End User”). For the avoidance of doubt, in the case of any sale of the Product between or among Selling Entities where a Selling Entity is an end-user of (in such capacity, an “Affiliate End User”), and does not further sell, the Product, Net Sales will be calculated on the value invoiced to such Affiliate End User; provided that use of the applicable Product for clinical testing in which the cost of the Product is not reimbursed shall not make the relevant Selling Entity or licensee an Affiliate End User under this Agreement. If a Product is sold or otherwise commercially disposed of for consideration other than cash or in a transaction that is not at arm’s-length between the buyer of such Product and the applicable Selling Entity (other than with respect to Product supplied expressly for sampling purposes), then the gross amount to be included in the calculation of Net Sales shall be the amount that would have been invoiced had the Transaction been conducted at arm’s-length and for cash. Such amount that would have been invoiced shall be determined, wherever possible, by reference to the average selling price of such Product in arm’s-length transactions in the relevant jurisdiction.

Notwithstanding the foregoing, the gross amount invoiced for (i) Product provided for administration to patients enrolled in clinical trials or for other research purposes or distributed through a not-for-profit foundation, indigent patient programs or patient discount, assistance or coupon programs at a discount (to the extent of such discount) to eligible patients and (ii) commercially reasonable quantities of Products used as samples to promote additional sales shall not be included in the calculation of Net Sales.

“Net Sales Statement” means, for a given calendar year, a written statement of Parent, certified by the Chief Financial Officer of Parent, setting forth with reasonable detail (a) an itemized calculation of the gross amounts invoiced by the Selling Entities for such Product sold to (i) any third party other than another Selling Entity (including any Third Party End User) and (ii) any Affiliate End User, in each case during such calendar year, (b) an itemized calculation of the Permitted Deductions during such calendar year, and (c) to the extent that sales for such Product is recorded in currencies other than United States dollars during such calendar year, the exchange rates used for conversion of such foreign currency into United States dollars.

“Officer’s Certificate” means a certificate signed by the chief executive officer, president, chief financial officer, the treasurer or the secretary, in each case of Parent, in his or her capacity as such an officer, and delivered to the Rights Agent.

“Panel” means the Irish Takeover Panel.

“Parent Board of Directors” means the board of directors of Parent.

“Parent Board Resolution” means a copy of a resolution certified by the secretary or an assistant secretary of Parent to have been duly adopted by the Parent Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Rights Agent.

“Parent Common Stock” means shares of common stock of Parent.

“Permitted Deductions” means the following deductions not already excluded from Net Sales:

(1) trade, quantity and prompt pay discounts;

(2) amounts repaid or credited by reason of defects, recalls, returns, rebates or allowances of goods or because of retroactive price reductions or billing corrections;

(3) chargebacks, rebates (or the equivalent thereof) and other amounts accrued on sale of such Product, including such chargebacks or rebates mandated by programs of Governmental Entities;

(4) rebates (or the equivalent thereof, including required distribution commissions and fees payable to any third party providing distribution services to the Selling Entities) and administrative fees accrued on the sale of such Product to medical healthcare organizations, group purchasing organizations or trade customers in line with approved contract terms or other normal and customary understandings and arrangements;

(5) tariffs, duties, excise, sales, value-added and other taxes (other than taxes based on income or profits) and charges of Governmental Entities levied on or measured by the sales of Products;

(6) any government mandated manufacturing tax, including the brand manufacturer’s tax imposed pursuant to the Patient Protection and Affordable Care Act (Pub. L. No. 111-148);

(7) reasonable deductions for uncollectible amounts on previously sold products (which adjustment shall be based on actual bad debts incurred and written off as uncollectible by the Selling Entity in a fiscal period, net of any recoveries of amounts previously written off as uncollectible from current fiscal periods);

(8) discounts pursuant to indigent patient programs and patient discount programs and coupon discounts;

(9) transportation, freight, postage, importation, shipping insurance and other handling expenses; and

(10) distribution and specialty pharmacy provider commissions and fees (including fees related to services provided pursuant to specialty pharmacy provider or distribution and inventory management service agreements with specialty pharmacies or wholesalers) payable to any third party providing specialty pharmacy, distribution or inventory management services to the Selling Entities.

For the avoidance of doubt, if a single item falls into more than one of the categories set forth in clauses (1) through (10) above, such item may not be deducted more than once.

“Permitted Transfer” means a transfer of CVRs (a) upon death of a Holder by will or intestacy; (b) made by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee; (c) made pursuant to a court order; (d) made by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (e) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, or from such nominee to another nominee for the same beneficial owner, to the extent allowable by DTC; or (f) to Parent as provided in Section 2.7.

“Person” means an individual, group, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organisation or other entity.

“Product” means the Recorlev Product or the Keveyis Product.

“Product Transferee” has the meaning set forth in Section 4.6.

“Recorlev Product” means any pharmaceutical product that contains levoketoconazole, the pure 2S,4R enantiomer of ketoconazole, as the sole active ingredient, and for clarity, with respect to the United States, as of the Effective Date, such product is proposed to be sold under the proprietary name RECORLEV, pending approval by the FDA.

“Recorlev 2023 Commercial Milestone” means the first achievement of at least forty million United States dollars ($40,000,000) of Net Sales of the Recorlev Product during the Recorlev 2023 Commercial Milestone Period.

“Recorlev 2023 Commercial Milestone Payment” means $0.25 per CVR, which, subject to Section 4.4 hereto, shall be reduced to $0.00 if the Recorlev 2023 Commercial Milestone is not achieved on or before the end of the Recorlev 2023 Commercial Milestone Period.

“Recorlev 2023 Commercial Milestone Period” means January 1, 2023 through December 31, 2023.

“Recorlev 2024 Commercial Milestone” means the first achievement of at least eighty million United States dollars ($80,000,000) of Net Sales of the Recorlev Product during the Recorlev 2024 Commercial Milestone Period.

“Recorlev 2024 Commercial Milestone Payment” means $0.50 per CVR, which, subject to Section 4.4 hereto, shall be reduced to $0.00 if the Recorlev 2024 Commercial Milestone is not achieved on or before the end of the Recorlev 2024 Commercial Milestone Period.

“Recorlev 2024 Commercial Milestone Period” means January 1, 2024 through December 31, 2024.

“Review Request Period” has the meaning set forth in Section 4.4.

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent will have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.

“Scheme Record Time” means [•].12

“Selling Entity” means Parent, any Assignee and each of their respective Affiliates, licensees and sublicensees. For clarity, Product Transferees shall be Selling Entities hereunder.

“Third Party End User” has the meaning set forth in the definition of Net Sales.

“Trading Day” means a day on which the Nasdaq (or any national securities exchange or over the counter trading market on which Xeris common stock primarily trades if Xeris common stock is no longer listed on the Nasdaq) is open for trading.

“United States” means the United States of America and its territories and possessions.

“Volume Weighted Average Price” means an amount equal to the volume weighted average price for Xeris common stock as reported by the Nasdaq (or any national securities exchange or over the counter trading market on which the Xeris common stock primarily trades if the Xeris common stock is no longer listed on the Nasdaq) for the ten (10) Trading Days immediately prior to the Effective Date.

[12]	Note to Draft: to be 11.59 pm (Irish time) on the day before the Effective Date (i.e. the date on which the Scheme becomes effective).

Section 1.2 Rules of Construction. Except as otherwise explicitly specified to the contrary, in this Agreement, (a) words such as “hereunder”, “hereto”, “hereof” and “herein” and other words commencing with “here” shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular section or clause thereof; (b) save as otherwise provided herein, any reference herein to a section, clause, schedule or paragraph shall be a reference to a section, subsection, clause, subclause, paragraph or subparagraph (as the case may be) of this Agreement; (c) the masculine gender shall include the feminine and neuter and vice versa and the singular number shall include the plural and vice versa; (d) any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; (e) any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein; (f) references to “dollars” and “$” means US$; (g) references to “days” shall be to calendar days unless otherwise indicated as a “Business Day;” and (h) references to time are to New York City time, unless otherwise specified.

ARTICLE II

CONTINGENT VALUE RIGHTS

Section 2.1 CVRs. Each CVR represents the right of a Holder to receive the Milestone Payments in accordance with this Agreement.

Section 2.2 Nontransferable. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect. The CVRs will not be listed on any quotation system or traded on any securities exchange.

Section 2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVRs will be issued in book-entry form only and will not be evidenced by a certificate or other instrument.

(b) The Rights Agent will keep a register (the “CVR Register”) for the registration of CVRs. The Rights Agent is hereby initially appointed the CVR registrar (the “CVR Registrar”) for purposes of registering CVRs and Permitted Transfers of CVRs as provided for herein. Upon any change in the identity of the Rights Agent, the successor Rights Agent will automatically also become the successor CVR Registrar. The CVR Register will initially show one position for Cede & Co. representing all of the Strongbridge Shares held by DTC on behalf of the street holders of the Strongbridge Shares held by such holders as of immediately prior to the Scheme Record Time. The Rights Agent will have no responsibility whatsoever directly to the street name holders with respect to transfers of CVRs. With respect to any payments to be made under Section 2.4 below, the Rights Agent will accomplish the payment to any former street name holders of shares by sending one lump-sum payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. Parent may receive and inspect a copy of the CVR Register, from time to time, upon written request made to the Rights Agent. Within two (2) Business Days after receipt of such request, the Rights Agent shall deliver a copy of the CVR Register, as then in effect, to Parent at the address set forth in Section 6.1.

(c) Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer (i) in a form reasonably satisfactory to the Rights Agent pursuant to its guidelines, (ii) that is duly executed by the Holder thereof or the

Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, and (iii) that sets forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form and Parent’s confirmation that the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. The Rights Agent shall not be obligated to undertake any action with respect to the transfer of the CVRs until it shall have been provided with such additional information or material as it may reasonably require to determine that the transfer complied with the terms and conditions of this Agreement. Parent and Rights Agent may require payment of a sum sufficient to cover any stamp or other similar tax or governmental charge that is imposed in connection with any such registration of transfer, unless such Holder has demonstrated to the reasonable satisfaction of Parent and Rights Agent that any such tax or charge has been paid or is not applicable. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of applicable taxes or charges unless and until the Rights Agent is satisfied that all such taxes or charges have been paid. All duly transferred CVRs registered in the CVR Register will be the valid obligations of Parent, evidencing the same right and will entitle the transferee to the same benefits and rights under this Agreement, as those previously held by the transferor. No transfer of a CVR will be valid until registered in the CVR Register, and any transfer not duly registered in the CVR Register will be void and invalid.

(d) A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice, the Rights Agent shall , promptly record the change of address in the CVR Register.

Section 2.4 Payment Procedures; Notices.

(a) If a Milestone is achieved during an applicable Milestone Period, then, on or prior to the applicable Milestone Payment Date, Parent shall (i) deliver to the Rights Agent a written notice indicating the applicable Milestone achieved (a “Milestone Notice”), and (ii) in accordance with Section 4.2, transfer to the Rights Agent the Milestone Payment Amount then due and payable to each Holder, in the form of either (A) subject to the valuation methodology set forth below, solely shares of Parent Common Stock (a “Milestone Stock Payment”), (B) solely cash (a “Milestone Cash Payment”), or (C) a combination of, subject to the valuation methodology set forth below, shares of Parent Common Stock and cash (a “Combined Milestone Cash and Stock Payment”). Without limiting Parent’s obligations to pay the Milestone Payments hereunder, Parent shall have the right, in its sole discretion, to elect one of the foregoing (A), (B), or (C) in paying any Milestone Payment payable hereunder.

(b) The Rights Agent will promptly, and, in any event, within ten (10) Business Days of receipt of any Milestone Notice (each such date, a “Milestone Notice Date”), send each Holder at its registered address a copy of the applicable Milestone Notice. At the time the Rights Agent sends a copy of such Milestone Notice to each Holder, the Rights Agent will also pay the applicable Milestone Payment Amount to each Holder, with each Holder receiving, subject to Section 2.4(c):

(i) if Parent elects the Milestone Stock Payment, the number of shares of Parent Common Stock equal to the product of (A) the applicable Milestone Payment divided by the Volume Weighted Average Price and (B) the number of CVRs held by such Holder as reflected on the CVR Register,

(ii) if Parent elects the Milestone Cash Payment, the Milestone Payment Amount, and

(iii) if Parent elects the Combined Milestone Cash and Stock Payment: (A)(1) the applicable Milestone Payment divided by the Volume Weighted Average Price, multiplied by (2) the percentage of the Milestone Payment that Parent has elected to pay in shares of Parent Common Stock (in accordance with the foregoing Section 2.4(a)) and multiplied by (3) the number of CVRs held by such Holder as reflected on the CVR Register, plus (B)(1) the applicable Milestone

Payment Amount multiplied by (2) the percentage of the Milestone Payment that Parent has elected to pay in cash (in accordance with the foregoing Section 2.4(a)).

(c) In the event that any Milestone Payment payable to the Holders under this Agreement includes shares of Parent Common Stock, Parent and the Rights Agent shall take such actions as are necessary to issue or transfer to each Holder such Holder’s shares of Parent Common Stock, in accordance with applicable Law. Notwithstanding anything to the contrary herein, no fractional shares of Parent Common Stock shall be issued under this Agreement. In lieu of any fractional share of Parent Common Stock otherwise issuable under this Agreement, if any, the Holder shall receive a cash payment, rounded to the nearest whole Cent and without interest, in an amount equal to the product of the Volume Weighted Average Price for the applicable payment and the fraction of a share the Holder would otherwise be entitled to receive. The shares of Parent Common Stock to be issued to Holders pursuant to the foregoing shall be evidenced by properly authorized share certificates registered with Parent’s stock transfer agent, or, at Parent’s discretion, by book-entry registration with Parent’s stock transfer agent.

(d) The Milestone Cash Payment or the cash portion of any Combined Milestone Cash and Stock Payment payable under this Agreement (including any cash payment in lieu of fractional shares of Parent Common Stock) shall be paid in United States dollars by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such Milestone Notice Date.

(e) Parent shall be entitled to deduct and withhold, or cause the Rights Agent to deduct and withhold, from any Milestone Payment Amount or any other amounts otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld therefrom under applicable tax law, as may reasonably be determined by Parent or the Rights Agent. Prior to making any such tax withholdings or causing any such tax withholdings to be made with respect to any Holder, Parent shall instruct the Rights Agent to, and upon receipt of such instruction the Rights Agent shall use commercially reasonable efforts to, solicit IRS Forms W-9 or W-8, or any other appropriate forms, from Holders within a reasonable amount of time in order to provide the opportunity for the Holder to provide such forms (or any other necessary Tax forms) in order to mitigate or reduce such withholding. Parent shall, or shall cause the Rights Agent to, take all commercially reasonable action that may be necessary to ensure that any amounts withheld in respect of taxes are timely remitted to the appropriate Governmental Entity. To the extent any amounts are so deducted and withheld and properly and timely remitted to the appropriate Governmental Entity, (i) such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made, and (ii) prior to the fifteenth (15th) day of February in the year following any payment of such taxes by Parent or the Rights Agent, Parent shall use commercially reasonable efforts to deliver (or shall cause the Rights Agent to deliver) to the Person to whom such amounts would otherwise have been paid an original IRS Form 1099, IRS Form W-2, IRS Form 1042-S, or other reasonably acceptable and applicable evidence of such withholding.

(f) Any portion of any Milestone Payment Amount delivered to the Rights Agent that remains undistributed to a Holder one year after the date of the delivery of the Milestone Notice will be delivered by the Rights Agent to Parent, upon written demand, and any Holder will thereafter look only to Parent for payment of such Milestone Payment Amount, without interest.

(g) Commencing with, (i) in the case of the Keveyis Milestone, the first calendar quarter of the calendar year beginning on January 1, 2024; (ii) in the case of the Recorlev 2023 Commercial Milestone, the first calendar quarter of the calendar year beginning on January 1, 2024, and (iii) in the case of the Recorlev 2024 Commercial Milestone, the first calendar quarter of the calendar year beginning on January 1, 2025, if Parent has not delivered to the Rights Agent a Milestone Notice pursuant to Section 2.4(a) with respect to the achievement of any of such Milestones, no later than the forty-fifth (45th) day following the completion of such calendar quarter, without limiting any of Parent’s obligations hereunder (including with respect to payment of any of the Milestones), Parent shall deliver to the Rights Agent (i) written notice indicating that the applicable Milestone was not achieved during the applicable calendar year (a “Milestone Failure Notice”) and an Officer’s Certificate certifying the same and (ii) the Net Sales Statement for such calendar year. The Rights Agent will promptly, and in any event within ten (10) Business Days of receipt of a Milestone Failure Notice, send each Holder at its registered address a copy of such Milestone Failure Notice and Net Sales Statement (which statement may be modified or redacted, at the reasonable request of Parent, so as to provide only the total amount of gross amounts invoiced by the Selling Entities, the total amount of Permitted Deductions and the ultimate Milestone Payment Amount payable thereunder in respect of each CVR).

(h) Neither Parent nor the Rights Agent will be liable to any person in respect of any Milestone Payment Amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. In addition to and not in limitation of any other indemnity obligation herein, Parent agrees to indemnify and hold harmless Rights Agent with respect to any liability, penalty, cost or expense Rights Agent may incur or be subject to in connection with transferring such property to Parent.

(i) Unless otherwise required by applicable Law, Parent and the Rights Agent agree that for all U.S. federal and applicable state, local and foreign income Tax purposes, (i) amounts payable pursuant to this Agreement may be treated as deferred contingent purchase price; and (ii) if and to the extent such amounts are paid to any person under this Agreement, a portion may be treated as interest pursuant to Section 483 or Section 1274 of the Code. Parent shall or shall cause the Rights Agent to report imputed interest on the CVRs as required by applicable Law.

(j) The indemnification provided by this Section 2.4 shall survive the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent.

(a) The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.

(b) The CVRs will not represent any interests in the capital of, or any equity or ownership interest in, Parent, in any constituent company to the Acquisition or any of their respective Affiliates.

Section 2.6 Changes in Parent Common Stock.

(a) If Parent Common Stock is changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganisation, recapitalisation, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, any Milestone Stock Payment or the stock portion of any Combined Milestone Cash and Stock Payment shall be correspondingly adjusted to provide the Holders the same economic effect as contemplated by this Agreement prior to such event.

(b) If, as a result of any reorganization, recapitalization, reclassification, or other similar change in Parent Common Stock, the outstanding Parent Common Stock is exchanged for a different kind, class or series of shares or other securities of Parent, an appropriate adjustment to the kind, class or series of shares or other securities subject to the CVRs and this Agreement shall be made.

Section 2.7 Ability to Abandon CVR. A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Parent without consideration therefor. Nothing in this Agreement shall prohibit Parent or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Parent or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and Article V hereunder.

ARTICLE III

THE RIGHTS AGENT

Section 3.1 Certain Duties and Responsibilities.

(a) The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent of its willful misconduct, bad faith or gross negligence (which willful misconduct, bad faith or gross negligence must be determined by a court of competent jurisdiction in a final and non-appealable judgment). No provision of this Agreement will require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

(b) The Holders, acting by the written consent of the Acting Holders, may direct in writing the Rights Agent to act on behalf of the Holders in enforcing any of their rights hereunder. The Rights Agent shall be under no obligation to institute any action, suit or proceeding, or to take any other action likely to result in the incurrence of expenses by the Rights Agent; provided that, in the event that the Rights Agent elects to institute any action, suit or proceeding, or to take any other action directed by the Holders, the Acting Holders (on behalf of all Holders) shall furnish the Rights Agent with reasonable security and indemnity for any costs and expenses that may be incurred pursuant to an agreement in form and substance satisfactory to the Rights Agent and shall reimburse the Rights Agent for any such costs and expenses upon demand by the Rights Agent. All rights of action under this Agreement may be enforced by the Rights Agent and any action, suit or proceeding instituted by the Rights Agent shall be brought in its name as the Rights Agent and any recovery in connection therewith shall be for the proportionate benefit of all the Holders, as their respective rights or interests may appear. For the avoidance of doubt, the Rights Agent shall not be obligated to act on behalf of the Holders notwithstanding the Rights Agent’s receipt of a written direction from the Acting Holders in accordance with this clause (b).

Section 3.2 Certain Rights of Rights Agent. The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition:

(a) the Rights Agent may rely and will be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) whenever the Rights Agent will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may request and rely upon an Officer’s Certificate, and the Rights Agent shall, in the absence of bad faith, gross negligence or willful misconduct on its part, incur no liability and be held harmless by Parent for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such Officer’s Certificate;

(c) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will be full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in the absence of bad faith and in reliance thereon;

(d) the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;

(e) the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(f) the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;

(g) the Rights Agent will have no liability and shall be held harmless by Parent in respect of the validity of this Agreement and the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent), nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;

(h) Parent agrees to indemnify Rights Agent for, and hold Rights Agent harmless against, any loss, liability, damage, claim, judgment, fine, penalty, demands, suits or expense (including the reasonable expenses and counsel fees and other disbursements) arising out of or in connection with Rights Agent’s duties under this Agreement and the exercise and performance of its duties hereunder, including the costs and expenses of defending Rights Agent against any claims, charges, demands, suits or loss, unless such loss has been determined by a final, non-appealable judgement of a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith or willful misconduct. The reasonable out-of-pocket costs and expenses incurred by the Rights Agent in enforcing this right of indemnification shall be paid by Parent;

(i) Notwithstanding anything in this Agreement to the contrary, (i) the Rights Agent shall not be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action, and (ii) any liability of the Rights Agent under this Agreement will be limited to the aggregate amount of fees (but not reimbursed expenses) paid or payable by Parent to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought;

(j) Parent agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Parent on or prior to the date hereof; and (ii) without limiting the foregoing (i), (1) to reimburse the Rights Agent for all taxes and governmental charges, reasonable expenses and other charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than personal property taxes, corporate excise or privilege taxes, property or license taxes, taxes relating to the Rights Agent’s personnel, and taxes imposed on or measured by the Rights Agent’s gross revenues, net income and franchise or similar taxes imposed on it (in lieu of net income taxes)), and (2) to reimburse the Rights Agent for all reasonable and necessary out-of-pocket expenses paid or incurred by it in connection with the administration by the Rights Agent of its duties hereunder;

(k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it;

(l) No Holder shall be obliged to indemnify the Rights Agent for any services or actions under this Agreement and the Rights Agent shall not be entitled to deduct any sums from a Milestone Payment Amount in any circumstance except as provided in Section 2.4(e);

(m) The Rights Agent will not be deemed to have knowledge of any event of which it was supposed to receive notice hereunder but has not received written notice of such event, and the Rights Agent will not incur any liability for failing to take action in connection therewith, in each case, unless and until it has received such notice in writing;

(n) Subject to applicable Law, (i) the Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any securities of Parent or become peculiarly interested in any transaction in which such parties may be interested, or contract with or lend money to such parties or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, and (ii) nothing herein will preclude the Rights Agent from acting in any other capacity for Parent or for any other Person;

(o) In the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, provide notice to Parent, and the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Parent or any Holder or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions from Parent or such Holder or other Person which eliminate such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent;

(p) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to Parent resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof;

(q) The Rights Agent shall act hereunder solely as agent for Parent and shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the CVRs. The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holders with respect to any action or default by Parent, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon Parent;

(r) The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed;

(s) The Rights Agent shall not be liable or responsible for any failure of Parent to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law;

(t) The obligations of Parent and the rights of the Rights Agent under this Section 3.2, Section 3.1 and Section 2.4 shall survive the expiration of the CVRs and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent; and

(u) All funds received by Computershare under this Agreement that are to be distributed or applied by Computershare in the performance of services hereunder (the “Funds”) shall be held by Computershare as agent for Parent and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for Parent. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare shall not be obligated to pay such interest, dividends or earnings to Parent, any holder or any other party.

Section 3.3 Resignation and Removal; Appointment of Successor.

(a) Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation will take effect, which notice will be sent at least sixty (60) days prior to the date so specified and such resignation will be effective on the earlier of (x) the date so specified and (y) the appointment of a successor Rights Agent. Parent has the right to remove Rights Agent at any time by a Parent Board Resolution specifying a date when such removal will take effect, but no such removal will become effective until a successor Rights Agent has been appointed. Notice of such removal will be given by Parent to Rights Agent, which notice will be sent at least sixty (60) days prior to the date so specified.

(b) If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.3(a) or becomes incapable of acting, Parent, by a Parent Board Resolution, will as soon as is reasonably possible appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. Notwithstanding the foregoing, if Parent fails to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c) Parent will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.4, the successor Rights Agent will cause the notice to be mailed at the expense of Parent.

Section 3.4 Acceptance of Appointment by Successor. Every successor Rights Agent appointed pursuant to Section 3.3(b) hereunder will execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent.

ARTICLE IV

COVENANTS

Section 4.1 List of Holders.

(a) Promptly after the Effective Date, and from time to time thereafter in connection with the exercise of the Strongbridge Options and the Strongbridge Assumed Warrants, Parent will furnish or cause to be furnished to the Rights Agent in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for the Company), the names and addresses of the Holders. The Rights Agent will reflect such names and addresses on the CVR Register and confirm the write up of the CVR Register to Parent promptly thereafter and, in any event, within two (2) Business Days of the receipt of such names and addresses from Parent or the Company’s transfer agent, as the case may be.

(b) For clarity, upon the Effective Time, Parent shall issue to each holder of a Strongbridge Rollover Option (as of immediately prior to the Effective Time) one (1) CVR with respect to each Strongbridge

Share prior to the adjustment provided in Clause 4.1 of the Transaction Agreement subject to the applicable Strongbridge Rollover Option, subject to and in accordance with the terms and conditions of this Agreement; provided that each such CVR (and any proceeds payable with respect thereto) shall be subject to the same vesting and forfeiture conditions (if any) as are applicable to the corresponding Strongbridge Rollover Option as of the Effective Time, and the holder’s right to such CVR (and any applicable proceeds) shall vest upon satisfaction of such vesting conditions; and provided further, that in no event shall such holder be entitled to any Milestone Payment with respect to a CVR unless the corresponding Strongbridge Rollover Option has been exercised on or prior to the applicable Milestone Payment Date.

Section 4.2 Payment of Milestone Payment Amounts. If a Milestone has been achieved in accordance with this Agreement, Parent will promptly (and, in any event, within ten (10) Business Days) following delivery of the applicable Milestone Notice to the Rights Agent, deposit with the Rights Agent, for payment to the Holders in accordance with Section 2.4, the aggregate amount necessary to pay the Milestone Payment Amount to each Holder. For the avoidance of doubt, the Milestone Payment Amount shall only be paid in respect of each given Milestone, if at all, one time under this Agreement, and the maximum aggregate potential amount payable per CVR under this Agreement shall be $1.00.

Section 4.3 Books and Records. Parent shall, and shall use commercially reasonable efforts to cause any other Selling Entity to, keep records in accordance with GAAP and in sufficient detail to enable the Holders and the Independent Accountant to determine the accuracy of any payments paid or payable hereunder.

Section 4.4 Audits.

(a) Upon the reasonable written request of the Acting Holders after receipt of a Net Sales Statement under Section 2.4(g) provided to Parent no later than six (6) months after the date on which the Holders are delivered such Net Sales Statement under Section 2.4(g) (the “Review Request Period”), Parent shall promptly provide the Acting Holders with reasonable documentation to support its calculation of Net Sales, and shall make its financial personnel reasonably available to the Acting Holders to discuss and answer the Acting Holders’ questions regarding such calculations. If the Acting Holders do not agree with Parent’s calculations, and the Acting Holders and Parent fail to agree on the matter under dispute within twenty (20) Business Days after the Acting Holders request documentation supporting Parent’s calculation (such date, the “Audit Trigger Date”), Parent shall permit, and shall use commercially reasonable efforts to cause the Selling Entities to permit, the Independent Accountant to have access at reasonable times during normal business hours to those books and records of Parent and any other Selling Entity as may be reasonably necessary to verify the accuracy of such Net Sales Statement and the figures underlying the calculations set forth therein, including those written materials related to any sale transaction reasonably requested by such Independent Accountant; provided that such access does not unreasonably interfere with the conduct of the business of Parent or the other Selling Entities. The Independent Accountant shall be charged to come to a final determination with respect to those specific items in the Net Sales Statement that the parties disagree on and submit to it for resolution. All other items in the Net Sales Statement that the parties do not submit, prior to the end of the Review Request Period, to the Independent Accountant for resolution shall be deemed to be agreed by the parties and the Independent Accountant shall not be charged with calculating or validating those agreed upon items. If issues are submitted to the Independent Accountant for resolution, Parent shall, and shall use commercially reasonable efforts to cause the Selling Entities to reasonably cooperate with each such audit, and to furnish to the Independent Accountant such access, work papers and other documents and information related to the amounts payable hereunder as the Independent Accountant may reasonably request and as are available to Parent or any other Selling Entity. Parent and the Acting Holders will use commercially reasonable efforts to cause the Independent Accountant to make a determination within thirty (30) days of referral of the matter to the Independent Accountant.

(b) The Independent Accountant shall disclose to the Acting Holders only its determination regarding the specific items in the Net Sales Statement that the parties disagree on and submitted to it for resolution and such additional information directly related to its findings. The Independent Accountant shall provide Parent with a copy of all disclosures made to the Acting Holders. If the Independent Accountant concludes that the amount of Net Sales required to achieve any Milestone Payment hereunder was achieved during the applicable calendar year, and such Milestone was not paid to the Holders (as described in Section 4.4(c) below), the fees charged by the Independent Accountant shall be borne by Parent. Otherwise, the fees charged by the Independent Accountant shall be borne by the Acting Holders.

(c) Without limiting the Holders rights or remedies hereunder or under any applicable Law, (i) if the Independent Accountant concludes that the amount of Net Sales required to achieve any Milestone Payment hereunder was achieved during the applicable calendar year, and such Milestone was not paid to the Holders, or (ii) Parent otherwise fails to pay any Milestone Payment by the Milestone Payment Date, Parent shall pay, to the Rights Agent (for further distribution to the Holders) or to each Holder the applicable Milestone Payment in accordance with Section 2.4, plus interest on such Milestone Payment at five (5) percentage points above the “prime rate” of interest as published in the Money Rates section of the Wall Street Journal (or successor thereto) to the extent permitted by applicable Law, calculated from when the Milestone Payment should have been paid (in the case of the foregoing (ii), if Parent had given notice of achievement of the Milestone following its actual achievement, as determined by the Independent Accountant, at the time required pursuant to the terms of this Agreement), as applicable, to the date of actual payment (such amount including interest being the “CVR Shortfall”). In the case of the foregoing (ii), the CVR Shortfall shall be paid by Parent within thirty (30) days of the date the Independent Accountant delivers to Parent and the Acting Holders the Independent Accountant’s findings (as described in Section 4.4(b)). The decision of the Independent Accountant shall be final, conclusive and binding on Parent and the Holders, shall be non-appealable and shall not be subject to further review, other than in the case of manifest error.

(d) If, upon the expiration of the applicable Review Request Period, the Acting Holders have not requested a review of the Net Sales Statement in accordance with this Section 4.4, the calculations set forth in the Net Sales Statement shall be binding and conclusive upon the Holders.

(e) Each Person seeking to receive information from Parent in connection with a review pursuant to this Section 4.4 shall enter into, and shall cause its accounting firm to enter into, a reasonable and mutually satisfactory confidentiality agreement with Parent or any Affiliate obligating such Person to retain all such information disclosed to such party in confidence pursuant to such confidentiality agreement.

Section 4.5 Milestones. Parent shall, and shall cause its Affiliates and other Selling Entities to, use Commercially Reasonable Efforts to achieve the Milestones.

Section 4.6 Product Transfer. If prior to the end of an applicable Milestone Period, Parent or its Affiliates, directly or indirectly, by a sale or swap of assets, merger, reorganization, joint venture, lease, license or any other transaction or arrangement, sells, transfers, conveys, licenses, grants or otherwise disposes of any of its respective rights (including any intellectual property with respect thereto) in and to any Product to a third party (other than Parent or any of its Subsidiaries) (each, a “Product Transfer” and “Product Transferee”, as applicable), then Parent shall remain liable for the performance by such Product Transferee of all obligations of Parent hereunder, including the Milestone Payments for such Product (e.g., if the Product is the Keveyis Product, the Keveyis Milestone Payment and if the Product is the Recorlev Product, the Recorlev 2023 Commercial Milestone Payment and the Recorlev 2024 Commercial Milestone Payment) if any such Milestone is achieved during the applicable Milestone Period, and any definitive agreement with respect to, and the consummation of, the transaction or arrangement involving the Product Transfer shall provide for the Product Transferee thereunder to be bound by all of the terms of this Agreement, including using Commercially Reasonable Efforts to achieve the applicable Milestones during the applicable Milestone Period; provided that if such sale, transfer, conveyance, license or other disposition is permitted by Section 6.3, (a) then Section 6.3 shall govern and (b) notwithstanding the foregoing in this Section 4.6, Parent shall be responsible for paying all applicable Milestone Payment in accordance with Section 2.4. For clarity, and subject to compliance with the other terms hereof (including Section 4.5), Parent may use contract research organizations, contract manufacturing organizations, contract sales organizations, subcontractors and distributors in the ordinary course of business to perform research, development, manufacturing and commercialization activities on behalf of Parent without triggering the obligations set forth in this Section 4.6.

Section 4.7 Parent Stock Issuance. If Parent elects to pay the applicable Milestone Payment as either a Milestone Stock Payment or a Combined Milestone Cash and Stock Payment, Parent shall use commercially reasonable efforts to cause the shares of Parent Common Stock to be issued in connection with such payment to be listed on the Nasdaq, subject to official notice of issuance, prior to the Milestone Payment Date. Parent shall use commercially reasonable efforts to take all actions reasonably required to be taken under state securities Laws in connection with the Milestone Stock Payment or stock portion of the Combined Milestone Cash and Stock Payment.

ARTICLE V

AMENDMENTS

Section 5.1 Amendments without Consent of Holders.

(a) Without the consent of any Holders or the Rights Agent, Parent, when authorized by a Parent Board Resolution, at any time and from time to time, may enter into one or more amendments hereto, to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent herein as provided in, and subject to, Section 6.3.

(b) Without the consent of any Holders, Parent, when authorized by a Parent Board Resolution, and the Rights Agent, in the Rights Agent’s sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i) to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein;

(ii) to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent and the Rights Agent will consider to be for the protection of the Holders; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

(iii) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

(iv) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; provided that, in each case, such provisions do not adversely affect the interests of the Holders;

(v) to reduce the number of CVRs, in the event any Holder agrees to renounce such Holder’s rights under this Agreement in accordance with Section 6.4; or

(vi) any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement; provided that such addition, elimination or change does not adversely affect the interests of the Holders.

(c) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.2 Amendments with Consent of Holders.

(a) Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent, when authorized by a Parent Board Resolution, and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders; provided, however, that no such amendment shall, without the consent of the Acting Holders:

(i) modify in a manner adverse to the Holders (A) any provision contained herein with respect to the termination of this Agreement or the CVRs, (B) the time for, or amount of, any payment to be made to the Holders pursuant to this Agreement, or (C) the definition of any Milestone;

(ii) reduce the number of CVRs; or

(iii) modify any provisions of this Section 5.2, except to increase the percentage of Holders from whom consent is required or to provide that certain provisions of this Agreement cannot be modified or waived without the consent of the Holder of each outstanding CVR affected thereby.

No amendment pursuant to this Section 5.2 shall adversely affect the interest of a Holder (in its capacity as a Holder) relative to the interests of all Holders, without the prior written consent of the affected Holder.

(b) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent will mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.3 Execution of Amendments. In executing any amendment permitted by this Article V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. Each amendment to this Agreement shall be evidenced by a writing signed by the Rights Agent and Parent. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.

Section 5.4 Effect of Amendments. Upon the execution of any amendment under this Article V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby.

ARTICLE VI

OTHER PROVISIONS OF GENERAL APPLICATION

Section 6.1 Notices to Rights Agent and Parent. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or by electronic mail, or two (2) Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to the Rights Agent, to it at:

Computershare Trust Company, N.A.

Computershare Inc.

150 Royall Street

Canton, MA 02021

If to Parent, to it at:

Xeris Pharmaceuticals, Inc.

180 N. LaSalle Street, Suite 1600

Chicago, IL 60601

Attention:	Legal Department – Attn: General Counsel
E-mail:	legal@xerispharma.com

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention:	Joseph C. Theis James A. Matarese Andrew H. Goodman
E-mail:	Jtheis@goodwinlaw.com Jmatarese@goodwinlaw.com Agoodman@goodwinlaw.com

The Rights Agent or Parent may specify a different address or facsimile number by giving notice in accordance with this Section 6.1.

Section 6.2 Notice to Holders. Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.

Section 6.3 Parent Successors and Assigns; Change of Control.

(a) Parent may assign any or all of its rights, interests and obligations hereunder to (i) in its sole discretion and without the consent of any other party, any controlled Affiliate of Parent, but only so long as it remains a controlled Affiliate of Parent or one or more direct or indirect wholly owned Subsidiaries of Parent for so long as they remain wholly owned Subsidiaries of Parent or (ii) with the prior written consent of the Acting Holders, any other Person (any permitted assignee under clause (i) or (ii), an “Assignee”); provided that, in each case, the Assignee agrees to assume and be bound by all of the terms of this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent pursuant to the prior sentence. In connection with any assignment to an Assignee described in clause (i) above in this Section 6.3, Parent (and the other assignor, as applicable), shall agree to remain liable for the performance by each Assignee (and such other assignor, if applicable) of all obligations of Parent hereunder with such Assignee substituted for Parent, as the case may be under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by Parent’s successors and each Assignee. Unless a successor assignee meets the requirements set forth in Section 3.3(b), the Rights Agent may not assign this Agreement without Parent’s written consent. Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3 shall be void and of no effect.

(b) In the event of a Change of Control of Parent, Parent shall cause the acquirer to assume Parent’s obligations, duties and covenants under this Agreement.

Section 6.4 Benefits of Agreement. Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, Parent, Parent’s successors and Assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted Transfers are limited to those expressly provided in this Agreement and the Transaction Agreement. Except for the rights of the Rights Agent set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights. Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted Transfer may agree to renounce, in whole or in part, its rights under this Agreement by written notice to the Rights Agent and Parent, which notice, if given, shall be irrevocable.

Section 6.5 Governing Law.

(a) This Agreement, the CVRs and all actions arising under or in connection therewith shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(b) Each of the parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with Section 6.5(b)(i), (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (v) agrees that service of process in English upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 6.1. Each of the parties irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

(c) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 6.6 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision; provided, however, that if an excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to Parent.

Section 6.7 Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties need not sign the same counterpart.

Section 6.8 Termination. This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder (other than with respect to monies due and owing by Parent to Rights Agent), and no payments will be required to be made, upon the earliest to occur of (a) the mailing by the Rights Agent to the address of each Holder as reflected in the CVR Register the full amount of all potential Milestone Payment

Amounts required to be paid under the terms of this Agreement, (b) the delivery of a written notice of termination duly executed by Parent and the Acting Holders, (c) expiration of the Review Request Period following the expiration of the Milestone Period (provided no written request is received during such Review Request Period pursuant to Section 4.4(a)), and (d) if a written request is received during the Review Request Period immediately following the expiration of the Milestone Period, the decision of the Independent Accountant (and, if applicable, payment of any CVR Shortfall as determined by the Independent Accountant on the CVR Shortfall Payment Date) pursuant to Section 4.4(a).

Section 6.9 Entire Agreement. As between the Rights Agent and the other parties hereto, this Agreement (including the schedules, annexes and exhibits hereto and the documents and instruments referred to herein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and supersedes all prior agreements, written or oral, among the parties with respect hereto and thereto. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Transaction Agreement, this Agreement will govern and be controlling.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

XERIS BIOPHARMA HOLDINGS, INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A. and COMPUTERSHARE INC., On behalf of both entities

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

Annex E

PRIVILEGED AND CONFIDENTIAL

May 23, 2021

The Board of Directors

Xeris Pharmaceuticals, Inc.

180 N. LaSalle Street, Suite 1600

Chicago, IL 60601

Ladies and Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than the holders of Excluded Shares, as defined below) of the outstanding shares of common stock, par value $0.0001 (the “Xeris Common Stock”), of Xeris Pharmaceuticals, Inc., a Delaware corporation (“Xeris”), of the Consideration (as defined below) to be received by such holders pursuant to the Transaction Agreement (the “Transaction Agreement”) to be entered into on May 24, 2021, among Xeris, Xeris Biopharma Holdings, Inc., a Delaware corporation (“Holdco”), Wells Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“MergerSub”), and Strongbridge Biopharma plc, a public limited company incorporated in Ireland (“Wells”). The Transaction Agreement provides for the acquisition by Holdco of Wells in exchange for the Share Consideration (as defined in the Transaction Agreement) and the CVR Consideration (as defined in the Transaction Agreement), following which MergerSub will be merged with and into Xeris (the “Merger”), with Xeris continuing as the surviving entity of the Merger and as a wholly owned subsidiary of Holdco. At the effective time of the Merger (the “Merger Effective Time”), by virtue of the Merger and without any further action on the part of Holdco, Xeris, Wells, MergerSub, or any stockholder of Xeris, among other things, each share of Xeris Common Stock issued and outstanding immediately prior to the Merger Effective Time (other than shares of Xeris Common Stock owned by Xeris, Wells or any of its wholly owned subsidiaries (“Excluded Shares”)) will, by virtue of the Transaction Agreement (and subject to the terms and conditions thereof) and without any action on the part of the holder thereof, be converted into and thereafter represent the right to receive one share of common stock, par value $0.0001 per share (the “Holdco Common Stock”), of Holdco, without interest (the “Consideration”). The Merger and the other transactions summarized above are collectively referred to herein as the “Transaction.” The terms and conditions of the Transaction are more fully set forth in the Transaction Agreement.

We have been engaged by Xeris to act as its financial advisor in connection with the proposed Transaction and we will receive a fee from Xeris for providing such services, a portion of which is payable upon delivery of this opinion and the principal portion of which is contingent upon consummation of the Transaction. In addition, Xeris has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

SVB Leerink LLC is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. We have provided certain investment banking services to Xeris from time to time, for which we have received customary compensation. In the past two years, these services consisted of our role as financial advisor to Xeris in its November 2020 convertible senior notes exchange transaction and our role as a joint book-running manager for Xeris’ June 2020 concurrent convertible senior notes offering and follow-on equity offering. In the ordinary course of business, we and our affiliates may, in the future, provide commercial and investment banking services to Holdco, Xeris, Wells or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of our trading and brokerage activities, we or our affiliates have in the past and may in the future hold positions, for our own account or the accounts of our customers, in equity, debt or other securities of Holdco, Xeris, Wells or their respective affiliates.

Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Holdco, Xeris, Wells or the proposed Transaction and other participants in the Transaction that differ from the views of our investment banking personnel.

In connection with this opinion, we have reviewed, among other things: (i) a draft, dated May 22, 2021, of the Transaction Agreement; (ii) a draft, dated May 21, 2021, of the form of CVR Agreement to be entered into by Holdco and a rights agent (the “CVR Agreement”); (iii) the Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, as filed by each of Xeris and Wells with the Securities and Exchange Commission (the “SEC”); (iv) the Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2021, as filed by each of Xeris and Wells with the SEC; (v) certain Current Reports on Form 8-K, as filed by each of Xeris and Wells with, or furnished by each of Xeris and Wells to, the SEC; (vi) certain publicly available research analyst reports for each of Xeris and Wells; (vii) certain financial forecasts and other information and data, relating to each of Xeris and Wells prepared by management of Xeris and furnished to us by Xeris for purposes of our analysis (the “Forecasts”); and (viii) certain estimates of expected synergies to be realized as a result of the Transaction prepared by management of Xeris and furnished to us by Xeris for purposes of our analysis (the “Estimated Synergies”). We conducted discussions with members of the senior management and representatives of Xeris regarding their assessment of the Forecasts and the Expected Synergies. In addition, we reviewed the historical trading prices and trading activity for the Xeris Common Stock and the Wells Shares (as defined in the Transaction Agreement). Furthermore, we reviewed publicly available market capitalization data regarding companies in the biopharmaceutical industry that we believed to be comparable in certain respects to each of Xeris and Wells. We also conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, with your consent, that the Forecasts and the Estimated Synergies have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Xeris as to the matters covered thereby. We have relied, at your direction, on the Forecasts and the Expected Synergies for purposes of our analysis and this opinion. We express no view or opinion as to the Forecasts or the Expected Synergies or the assumptions on which they are based. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Holdco, Xeris or Wells, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of Holdco, Xeris or Wells. We have assumed, with your consent, that the final executed Transaction Agreement and CVR Agreement will not differ in any respect material to our analysis or this opinion from the last drafts of the Transaction Agreement and CVR Agreement reviewed by us. We have also assumed, with your consent, that the Transaction will be consummated on the terms set forth in the Transaction Agreement and the CVR Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have assumed, with your consent, that, if the applicable milestones are achieved in accordance with the CVR Agreement, the CVR Consideration will be paid in cash. We have not evaluated and do not express any opinion as to the solvency or fair value of Holdco, Xeris or Wells, or their respective abilities to pay their obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We also have assumed, with your consent, that the Transaction will have the tax consequences contemplated by the

Transaction Agreement. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, Xeris’ underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Xeris or in which Xeris might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to holders of shares of Xeris Common Stock (other than Excluded Shares) of the Consideration provided for in the Transaction Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Transaction Agreement, the CVR Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR (except as expressly set forth herein), or any other agreements or arrangements contemplated by the Transaction Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any class of securities, creditors or other constituencies of Holdco, Xeris, Wells or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Holdco, Xeris, Wells or any other party, or class of such persons in connection with the Transaction, whether relative to the Consideration or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of Xeris as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter. We express no opinion as to what the value of the Holdco Common Stock will be when issued pursuant to the Transaction or the prices at which the Holdco Common Stock, the Xeris Common Stock or the Wells Shares will trade at any time.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of Xeris (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. This opinion has been authorized by our Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, it is our opinion that, as of the date hereof, the Consideration provided for in the Transaction Agreement is fair, from a financial point of view, to the holders of shares of Xeris Common Stock (other than Excluded Shares).

Very truly yours,

/s/ SVB Leerink LLC
SVB Leerink LLC

Annex F

[Letterhead of MTS Securities, LLC]

CONFIDENTIAL

May 23, 2021

Board of Directors

Strongbridge Biopharma plc

900 Northbrook Drive, Suite 200

Trevose, Pennsylvania 19053

Members of the Board of Directors:

We understand that Strongbridge Biopharma plc, a public limited company incorporated in Ireland (the “Company”), proposes to enter into a Transaction Agreement, to be dated on or about the date hereof (the “Transaction Agreement”), by and among Xeris Pharmaceuticals, Inc., a Delaware corporation (“Parent”), Xeris Biopharma Holdings, Inc., a Delaware corporation which Parent has caused to be formed (“Holdco”), Wells MergerSub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), and the Company, pursuant to which (i) the entire issued share capital of the Company shall be acquired by Holdco (the “Acquisition”) pursuant to a scheme of arrangement pursuant to the Companies Act of 2014 (the “Scheme”) or, if the acquisition of the Company shall be implemented by way of an offer for the entire issued share capital of the Company, such takeover offer, and (ii) upon the consummation and implementation of the Scheme and the Acquisition, Merger Sub shall be merged with and into Parent (the “Merger”), the separate corporate existence of Merger Sub shall cease, and Parent shall continue as the surviving corporation in the Merger and a wholly owned subsidiary of Holdco. The Acquisition, the Scheme and the Merger are referred to collectively as the “Transactions”.

We further understand that the Transaction Agreement provides that, for each ordinary share of $0.01 in the capital of the Company (the “Company Ordinary Stock”) subject to the Scheme, Holdco shall issue to the holder (i) one contractual contingent value right (a “CVR”; such consideration in CVRs, the “CVR Consideration”) subject to and in accordance with the terms of the Contingent Value Rights Agreement to be entered into by and between Holdco and a rights agent to be named therein (the “CVR Agreement”) and (ii) 0.784 fully paid, duly authorized, validly issued and non-assessable shares of common stock, $0.0001 par value per share, of Holdco (the “Holdco Common Stock”; such consideration in shares of Holdco Common Stock, together with cash in lieu of fractional shares, the “Share Consideration”). The CVR Consideration and the Share Consideration are referred to collectively as the “Scheme Consideration”. We further understand that the Transaction Agreement provides that each share of common stock, $0.0001 par value per share, of Parent (the “Parent Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than each share of Parent Common Stock held by Parent as treasury stock or owned by Parent immediately prior to the effective time of the Merger, each of which shall be cancelled without any conversion thereof) shall be cancelled and converted into the right to receive one fully paid and non-assessable share of Holdco Common Stock. We further understand that the CVR Agreement provides that each CVR shall entitle the holder thereof to the following payments, either in the form of Holdco Common Stock, cash or a combination thereof (based on valuation methodologies set forth therein), on the terms and subject to the conditions set forth in the CVR Agreement: (i) a payment of $0.25 per CVR, assuming the milestone is achieved on or before December 31, 2023, upon the earlier to occur of (a) the first listing of any patent in the U.S. Food and Drug Administration’s Approved Drug Products with Therapeutic Equivalent Evaluations with respect to that certain pharmaceutical product that contains dichlorphenamide that, with respect to the United States, is presently sold under the proprietary name KEVEYIS and (b) the first achievement of at least $40 million in Net Sales (as defined in the CVR Agreement) during 2023 of such KEVEYIS product, (ii) a payment of $0.25 per CVR upon the first achievement of at least $40,000,0000 of Net Sales during 2023 of that certain pharmaceutical product that contains levoketoconazole that, with respect to the United States, is proposed to be sold under the proprietary name RECORLEV, and (iii) a payment of $0.50 per CVR upon the first achievement of at least $80,000,0000 of Net Sales during 2024 of such RECORLEV product (each of the foregoing, a “Milestone Payment”).

We also understand that in connection with the execution and delivery of the Transaction Agreement, certain stockholders of the Company (each, a “Company Supporting Stockholder”) will deliver a Deed of Irrevocable Undertaking, dated on or about the date of the Transaction Agreement, to Parent and Holdco (each, a “Voting Undertaking”; the Transaction Agreement, the CVR Agreement and all Voting Undertakings are referred to collectively as the “Agreements”), pursuant to which such Company Supporting Stockholders will agree, among other things, to vote their shares of Company Ordinary Stock in favor of the Transactions. The terms and conditions of the Transaction are more fully set forth in the Agreements.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the holders of shares of Company Ordinary Stock (solely in their capacity as such, and excluding the Company Supporting Stockholders and their affiliates) of the Scheme Consideration to be received by such holders in the Scheme.

In the course of performing our review and analyses for rendering the opinion set forth below, we have:

(i)

reviewed the financial terms of a draft copy of the Transaction Agreement as of May 21, 2021, which was the most recent draft available to us (the “Draft Transaction Agreement”), and the financial terms of a draft copy of the form of the CVR Agreement as of May 21, 2021, which was the most recent draft available to us (the “Draft CVR Agreement”);

(ii)	reviewed certain publicly available business and financial information concerning the Company and Parent and the industries in which they each operate;

(iii)	reviewed certain publicly available financial analyses and forecasts relating to each of the Company and Parent prepared by equity analysts who report on the Company and Parent, respectively;

(iv)

reviewed certain internal financial analyses and forecasts prepared by and provided to us by the management of the Company relating to the Company’s business (the “Company Projections”), certain internal financial analyses and forecasts prepared by and provided to us by the management of Parent relating to Parent’s business (the “Parent’s Parent Projections”) and certain internal financial analyses and forecasts prepared by and provided to us by the management of the Company relating to Parent’s business (the “Company’s Parent Projections” and together with the Parent’s Parent Projections, the “Parent Projections”; the Company Projections and the Parent Projections are referred to collectively as the “Projections”), including estimates of certain potential benefits of the Transactions prepared by the management of the Company;

(v)

conducted discussions with members of senior management and representatives of each of the Company and Parent concerning the matters described in clauses (ii)-(iv) above and any other matters we deemed relevant;

(vi)

compared the financial and operating performance of each of the Company and Parent with publicly available information concerning other publicly-traded companies and reviewed the current and historical market prices of the Company Ordinary Stock, the Parent Common Stock and certain publicly traded securities of such other companies, in each case, that we deemed relevant;

(vii)

reviewed and analyzed, based on each of the Company Projections and the Company’s Parent Projections, the cash flows to be generated by the Company and Parent, respectively, to determine the present value of each of the Company’s and Parent’s, respectively, discounted cash flows; and

(viii)	performed such other financial studies, analyses and investigations and considered such other information as we deemed appropriate for the purposes of the opinion set forth below.

In arriving at the opinion set forth below, we have assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by us and upon the assurances of the management of the Company and Parent that they are not aware of any material relevant developments or matters related to the Company or Parent, respectively, or that may affect any of the Transactions or the other transactions contemplated by any of the Agreements that has been omitted or that remains undisclosed to us. The opinion set forth below does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from other advisors, and we have relied with your consent on any assessments made by such other advisors to the Company with respect to such matters. Without limiting the foregoing, we have not considered any tax effects of any of the Transactions or any of the other transactions contemplated by any of the Agreements or the transaction structure on any person or entity. We have not conducted any independent verification of the Projections, and we express no view as to the Projections or the assumptions on which they are based. Without limiting the generality of the foregoing, with respect to the Projections, we have assumed, with your consent and based upon discussions with the Company’s management and Parent’s management, that they have been reasonably prepared in good faith and that the Company Projections and the Parent Projections, including any estimates of certain potential benefits of the Transactions prepared by the management of the Company and the timing to achieve such benefits, reflect the best currently available estimates and judgments of the management of the Company and the management of Parent of the future results of operations and financial performance of, and impact of the effects of the coronavirus pandemic (COVID-19) and related events on, the Company and Parent. At your direction, for purposes of the Parent Projections, we have relied on the Company’s Parent Projections.

In arriving at the opinion set forth below, we have made no analysis of, and express no opinion as to, the adequacy of the reserves of the Company, Parent or Holdco and have relied upon information supplied to us by the Company and Parent as to such adequacy. In addition, we have not made any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of the Company, Parent, Holdco or any of their respective subsidiaries, and we have not been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company, Parent, Holdco or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by us in connection with the opinion set forth below were going concern analyses. We express no opinion regarding the liquidation value of the Company, Parent, Holdco or any other entity. We have assumed that there has been no material change in the assets, financial condition, business or prospects of the Company, Parent, Holdco or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to us. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company, Parent, Holdco or any of their respective affiliates is a party or may be subject, and, at the direction of the Company and with its consent, the opinion set forth below makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that none of the Company, Parent, Holdco or any of their respective subsidiaries is party to any material pending transaction that has not been disclosed to us, including any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Transactions. In addition, we have not conducted, nor have we assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company or Parent. We also have not considered any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

We have assumed that the representations and warranties of each party contained in the Agreements and in all other related documents and instruments that are referred to in any such agreements are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under any of the Agreements and any other agreement contemplated by any such agreements, that all conditions to the consummation of any of the Transactions will be satisfied without waiver thereof and that the transactions contemplated by any of the Agreements will be consummated in accordance with the terms of the Agreements without waiver, modification or amendment of any term, condition or agreement thereof. We have assumed that the final forms of the Transaction Agreement and the CVR Agreement will be in all respects relevant to our analysis identical to the Draft Transaction Agreement and the Draft CVR Agreement, respectively. We have also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with any of the Transactions will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, Parent or Holdco or the benefits contemplated to be realized as a result of the Transactions and the other transactions contemplated by any of the Agreements. For purposes of the opinion set forth below, we have assumed, at your direction and with your consent, that achievement of the conditions for each Milestone Payment will occur as and to the extent contemplated by the Company Projections and that the corresponding Milestone Payments will be paid to each holder of a CVR to the extent thereof and without giving consideration to the form of consideration therefor.

The opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, we do not have any obligation to update, revise or reaffirm the opinion set forth below.

The opinion set forth below addresses solely the fairness, from a financial point of view, to the holders of shares of Company Ordinary Stock (solely in their capacity as such, and excluding the Company Supporting Stockholders and their affiliates) of the Scheme Consideration to be received by such holders in the Scheme and does not address any other terms in any of the Agreements or any other agreement relating to any of the Transactions or any other aspect or implication of any of the Transactions, including the form or structure of any of the Transactions or the other transactions contemplated by any of the Agreements. The opinion set forth below does not address the Company’s underlying business decision to proceed with the Scheme and the other Transactions or the relative merits of the Scheme and the other Transactions compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of the Company Ordinary Stock, Parent Common Stock or Holdco Common Stock, will trade at any time, including following the announcement or consummation of the Transactions. We have not been requested to opine as to, and the opinion set forth below does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to any of the Transactions, or any class of such persons, relative to the compensation to be paid to the stockholders of the Company in connection with the Scheme or with respect to the fairness of any such compensation.

It is understood that this letter and the opinion set forth below are provided to the Board of Directors of the Company for its information in connection with its consideration of the Transactions and may not be used for any other purpose or disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except that a copy of this letter may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Transactions if such inclusion is required by applicable law. The opinion set forth below does not constitute a recommendation to the Board of Directors of the Company or any stockholder of the Company or Parent as to how to vote or take any other action in connection with the Scheme or any other transaction contemplated by any of the Agreements.

As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. We have acted as the Company’s financial advisor in connection with the Transactions and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Scheme. We will receive a fee for rendering the opinion set forth below. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. In the two years prior to the date hereof, we have provided certain investment banking and financial advisory services to the Company and have received customary fees in connection with such services. In particular, we provided investment banking and financial advisory services to the Company in connection with an equity financing transaction in 2020 and have received customary fees in connection with such services. We may also seek to provide investment banking and/or financial advisory services to the Company, Parent, Holdco or their respective affiliates in the future and expect to receive fees for the rendering of any such services.

The opinion set forth below was reviewed and approved by a fairness committee of MTS Securities, LLC.

Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Scheme Consideration to be received by holders of shares of Company Ordinary Stock in the Scheme is fair, from a financial point of view, to such holders (solely in their capacity as such, and excluding the Company Supporting Stockholders and their affiliates).

Very truly yours,

/s/ MTS Securities, LLC

MTS SECURITIES, LLC

Annex G

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

XERIS BIOPHARMA HOLDINGS, INC.

Xeris Biopharma Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Xeris Biopharma Holdings, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 20, 2021 (the “Original Certificate”).

2. This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on May 20, 2021, and was duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The text of the Original Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

ARTICLE I

The name of the Corporation is Xeris Biopharma Holdings, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is three hundred seventy five million (375,000,000), of which (i) three hundred fifty million (350,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) twenty five million (25,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof;

(c) there shall be no cumulative voting; and

(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof, all to the fullest extent now or hereafter permitted by the DGCL. The powers, preferences and relative, participating, optional and other special rights of each such series of Undesignated Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Undesignated Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Undesignated Preferred Stock to the extent permitted by law.

ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. Election of Directors. Election of Directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.

3. Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes. The initial Class I Directors of the Corporation shall be BJ Bormann, Garheng Kong and John Schmid; the initial Class II Directors of the Corporation shall be Dawn Halkuff, John Johnson and Jeffrey Sherman; and the initial Class III Directors of the Corporation shall be Paul Edick and Marla Persky. The initial Class I Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2022, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2023, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2024. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.3 hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only for cause and (ii) only by the affirmative vote of the holders not less than two-thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of Directors. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

ARTICLE VII

LIMITATION OF LIABILITY

To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.

ARTICLE VIII

AMENDMENT OF BYLAWS

1. Amendment by Directors. Except as otherwise provided by law, the Bylaws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2. Amendment by Stockholders. Except as otherwise provided therein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least not less than two-thirds (2/3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

If any provision of this Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Certificate, and the court will replace such illegal, void or unenforceable provision of this Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Certificate shall be enforceable in accordance with its terms.

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by this Certificate or by law, whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.

[End of Text]

THIS AMENDED AND RESTATED CERTIFICATE OF INCORPORATION is executed as of this              day of                     , 2021.

Xeris Biopharma Holdings, Inc.

By:
Name:
Title:

Annex H

AMENDED AND RESTATED

BYLAWS

OF

XERIS BIOPHARMA HOLDINGS, INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these Bylaws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time, before or after the notice for such meeting has been sent to the stockholders, by vote of the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these Bylaws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this Bylaw as to such nomination or business. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2), (3) and (4) of this Bylaw to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this Bylaw, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this Bylaw, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this Bylaw and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this Bylaw. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (v) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the Board of Directors, (vi) a questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form required by the Corporation (which questionnaire shall be provided by the Secretary upon written request), (vii) a representation and agreement in the form required by the Corporation (which form shall be provided by the Secretary upon written request) that: (a) such proposed nominee is not and will not become party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; (b) such proposed nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Corporation; (c) such proposed nominee would, if elected as a director, comply with applicable law of the exchanges upon which the Corporation’s shares of common stock trade, all of the Corporation’s corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines applicable generally to the Corporation’s directors, and applicable fiduciary duties under state law and, if elected as a director of the Corporation, such person currently would be in compliance with any such policies and guidelines that have been publicly disclosed; (d) intends to serve as a director for the full term for which he or she is to stand for election; (e) such proposed nominee will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading and (f) will promptly provide to the

Corporation such other information as it may reasonably request and (viii) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(B) as to any other business that the stockholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the text, if any, of any resolutions or Bylaw amendment proposed for adoption, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii), as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing), (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (1) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (2) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (3) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (e) any performance-related fees (other than an asset-based fee) that such Proposing Person, directly or indirectly, is entitled to be based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation, or any Synthetic Equity Interests, (f)(1) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (2) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (g) any significant equity interests or any Synthetic Equity Interests in any principal competitor of the Corporation held by such Proposing Persons, (h) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (i) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (j) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (k) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation and (l) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (a) through (l) are referred to, collectively, as “Material Ownership Interests”); provided, however, that the Material Ownership Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder of record directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner;

(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

(E) a statement (i) that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such business, (ii) whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, (a) will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least a majority of all of the shares of capital stock of the Corporation or (b) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, as applicable and (iii) providing any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (such statement, the “Solicitation Statement”).

For purposes of this Article I of these Bylaws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these Bylaws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit, or share in any profit, or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit, or share in any profit, or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this Bylaw shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting). For the avoidance of doubt, the obligation to update as set forth in this Section 2(a)(3) shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and or resolutions proposed to be brought before a meeting of the stockholders

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this Bylaw shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this Bylaw or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the provisions of this Bylaw. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this Bylaw, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this Bylaw. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this Bylaw, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, except as provided under Rule 14a-8 under the Exchange Act, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Undesignated Preferred Stock (as defined in the Certificate (as defined below)) to elect directors under specified circumstances.

SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these Bylaws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these Bylaws and the provisions of Article I, Section 2 of these Bylaws shall govern such special meeting.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty

(60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

(b) Unless otherwise required by the DGCL, notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d) The Board of Directors may postpone and reschedule or cancel any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these Bylaws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these Bylaws.

(e) When any meeting is convened, the presiding officer or the stockholders present or represented by proxy at such meeting may adjourn the meeting from time to time for any reason, regardless of whether a quorum is present, to reconvene at any other time and at any place at which a meeting of stockholders may be held under these Bylaws. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these Bylaws, is entitled to such notice. If a quorum was present at the original meeting, it shall also be deemed present at an adjourned session of such meeting, unless a new record date is, or is required to be, set for the adjourned session.

SECTION 5. Quorum. A majority of the outstanding shares entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section Article IV, Section 6 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218

(relating to voting trusts and other voting agreements) of the DGCL. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these Bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these Bylaws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provided that if the Board of Directors does not so designate such a presiding officer, then the Chairperson of the Board of Directors, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairperson of the Board of Directors or the Chairperson of the Board of Directors is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then a director or officer chosen by resolution of the Board of Directors shall act as Chairperson at all meetings of stockholders. The presiding officer or director at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or three inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors, provided the Board of Directors shall consist of at least one (1) member. The directors shall hold office in the manner provided in the Certificate.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Certificate.

SECTION 6. Resignation. A director may resign at any time by electronic transmission or by giving written notice to the Chairperson of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt unless the resignation otherwise provides.

SECTION 7. Regular Meetings. Regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairperson of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairperson of the Board, if one is elected, or the President or such other officer designated by the Chairperson of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting provided, however, that if the Chairperson of the Board or the President determines that it is otherwise necessary or advisable to hold the meeting sooner, then the Chairperson of the Board or the President, as the case may be, may prescribe a shorter time period for notice to be given personally or by telephone, facsimile, electronic mail or other similar means of communication. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed or electronically transmitted before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these Bylaws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairperson of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairperson of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these Bylaws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these Bylaws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Corporation elects to be governed by the provisions of Section 141(c)(2) of the DGCL.

SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairperson of the Board, a Chief Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine. Any number of offices may be held by the same person. The salaries and other compensation of the officers of the Corporation will be fixed by or in the manner designated by the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility.

SECTION 2. Election. The Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation and Removal. Any officer may resign by delivering his or her written or electronically transmitted resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Except as otherwise provided by law or by resolution of the Board of Directors, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

SECTION 6. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 7. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 8. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 9. Chairperson of the Board. The Chairperson of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 12. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 14. Other Powers and Duties. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

SECTION 15. Representation of Shares of Other Corporations. The Chairperson of the Board, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of this Corporation, or any other person authorized by the Board of Directors or the President or a Vice President, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

SECTION 16. Bonded Officers. The Board of Directors may require any officer to give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors upon such terms and conditions as the Board of Directors may specify, including without limitation a bond for the faithful performance of his or her duties and for the restoration to the Corporation of all property in his or her possession or under his or her control belonging to the Corporation.

ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by any two authorized officers of the Corporation. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

SECTION 4. Record Holders. Except as may otherwise be required by law, by the Certificate or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2. Indemnification of Directors and Officers.

(a) Subject to the operation of Section 4 of this Article V of these Bylaws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these Bylaws in accordance with the provisions set forth herein.

SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these Bylaws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these Bylaws.

(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 7. Contractual Nature of Rights.

(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

SECTION 11. Savings Clause. If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairperson of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board of Directors may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairperson of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Certificate, Bylaws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Certificate. All references in these Bylaws to the Certificate shall be deemed to refer to the Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8. Exclusive Jurisdiction of Delaware Courts or the United States Federal District Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or Bylaws (including the interpretation, validity or enforceability thereof), or (iv) any action asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

SECTION 9. Amendment of Bylaws.

(a) Amendment by Directors. Except as provided otherwise by law, these Bylaws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b) Amendment by Stockholders. Except as otherwise provided herein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least not less than two-thirds (2/3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Adopted                     ,              and effective as of                     , 2021.

Xeris Pharmaceuticals P.O. BOX 8016, CARY, NC 27512-9903     YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/XERS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-229-1034 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register in advance to attend the meeting online and/or participate at www.proxydocs.com/XERS    Xeris Pharmaceuticals, Inc. Special Meeting of Stockholders For Stockholders as of record on July 21, 2021 TIME: Tuesday, September 14, 2021 08:00 AM, Central Daylight Time PLACE: To be held virtually — please visit www.proxydocs.com/XERS for additional information on virtual meeting registration. If you plan to participate in the virtual meeting, you will need to pre-register by 4:00 PM, CDT, on September 13, 2021. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Paul R. Edick and Steven Pieper, and each of them, as proxies with full power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of Xeris Pharmaceuticals, Inc. that the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Xeris Pharmaceuticals, Inc.    Special Meeting of Stockholders    Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE:    FOR ON PROPOSALS 1, 2 AND 3    BOARD OF DIRECTORS    PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN    1. To adopt the Transaction Agreement, dated as of May 24, 2021, (as it may be amended, FOR supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among Xeris Pharmaceuticals, Inc. (“Xeris”), Strongbridge Biopharma plc (“Strongbridge”), Xeris Biopharma Holdings, Inc. (“HoldCo”), and Wells MergerSub, Inc. (“MergerSub”), pursuant to which HoldCo will acquire the entire issued and to be issued ordinary share capital of Strongbridge (the “Acquisition”).    2. To approve, immediately after and conditioned on the consummation of the Acquisition, the FOR merger of MergerSub with and into Xeris, as a result of which the separate corporate existence of MergerSub will cease and Xeris will continue as the surviving corporation and a wholly owned subsidiary of HoldCo (the “Merger”).    3. To approve a proposal to adjourn or postpone the special meeting to another date or time, if FOR necessary or appropriate as determined by Xeris, to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to adopt the Transaction Agreement and approve the Merger.    You must register in advance to attend the meeting online and/or participate at www.proxydocs.com/XERS    Authorized Signatures—Must be completed for your instructions to be executed.    Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.    Signature (and Title if applicable) Date Signature (if held jointly) Date